Exhibit 17.3

2012 SEMI-ANNUAL REPORT

Russell Funds

APRIL 30, 2012

FUND	SHARE CLASS

U.S. Equity Funds

Russell U.S. Core Equity Fund	A, C, E, I, S, Y

Russell U.S. Quantitative Equity Fund	A, C, E, I, S, Y

Russell U.S. Growth Fund	C, E, I, S

Russell U.S. Value Fund	C, E, I, S

Russell U.S. Large Cap Equity Fund	A, C, S

Russell U.S. Mid Cap Equity Fund	A, C, S

Russell U.S. Small Cap Equity Fund (formerly, Russell U.S. Small & Mid Cap Fund)	A, C, E, I, S, Y

International and Global Equity Funds

Russell International Developed Markets Fund	A, C, E, I, S, Y

Russell Global Equity Fund	A, C, E, S, Y

Russell Emerging Markets Fund	A, C, E, S, Y

Tax-Managed Equity Funds

Russell Tax-Managed U.S. Large Cap Fund	A, C, E, S

Russell Tax-Managed U.S. Mid & Small Cap Fund	A, C, E, S

Taxable Fixed Income Funds

Russell Global Opportunistic Credit Fund	A, C, E, S, Y

Russell Strategic Bond Fund	A, C, E, I, S, Y

Russell Investment Grade Bond Fund	A, C, E, I, S, Y

Russell Short Duration Bond Fund	A, C, E, S, Y

Tax Exempt Fixed Income Fund

Russell Tax Exempt Bond Fund	A, C, E, S

Real Assets Funds

Russell Commodity Strategies Fund	A, C, E, S, Y

Russell Global Infrastructure Fund	A, C, E, S, Y

Russell Global Real Estate Securities Fund	A, C, E, S, Y

Money Market Fund

Russell Money Market Fund	A, S

Russell Investment Company

Russell Investment Company is a series investment company with 38 different investment portfolios referred to as Funds. These financial statements report on 21 of these Funds.

Russell Investment Company

Russell Funds

Semi-annual Report

April 30, 2012 (Unaudited)

Russell Investment Company - Russell Funds.

Copyright © Russell Investments 2012. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc. member FINRA and part of Russell Investments.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

Russell Investment Company

Russell U.S. Core Equity Fund

Shareholder Expense Example — April 30, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Semi-annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from November 1, 2011 to April 30, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,119.71	$1,019.54
Expenses Paid During Period*	$5.64	$5.37

*	Expenses are equal to the Fund’s annualized expense ratio of 1.07% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,115.61	$1,015.81
Expenses Paid During Period*	$9.57	$9.12

*	Expenses are equal to the Fund’s annualized expense ratio of 1.82% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,120.10	$1,019.84
Expenses Paid During Period*	$5.32	$5.07

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,121.64	$1,021.18
Expenses Paid During Period*	$3.90	$3.72

*	Expenses are equal to the Fund’s annualized expense ratio of 0.74% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell U.S. Core Equity Fund	3

Russell Investment Company

Russell U.S. Core Equity Fund

Shareholder Expense Example, continued — April 30, 2012 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,121.23	$1,020.79
Expenses Paid During Period*	$4.32	$4.12

*	Expenses are equal to the Fund’s annualized expense ratio of 0.82% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,122.27	$1,021.68
Expenses Paid During Period*	$3.38	$3.22

*	Expenses are equal to the Fund’s annualized expense ratio of 0.64% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

4	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 92.6%
Consumer Discretionary - 16.2%
Aegean Marine Petroleum Network, Inc.	300,675	2,150
Amazon.com, Inc. (Æ)	168,480	39,071
AutoZone, Inc. (Æ)	22,720	9,001
Bed Bath & Beyond, Inc. (Æ)	83,090	5,849
Big Lots, Inc. (Æ)	107,950	3,955
BorgWarner, Inc. (Æ)(Ñ)	66,600	5,264
Carnival Corp.	151,790	4,932
CBS Corp. Class B	209,800	6,997
Chipotle Mexican Grill, Inc. Class A (Æ)	4,700	1,946
Coach, Inc.	52,300	3,826
Comcast Corp. Class A (Æ)	1,267,654	37,896
Costco Wholesale Corp.	67,100	5,916
eBay, Inc. (Æ)	962,510	39,511
Estee Lauder Cos., Inc. (The) Class A	61,752	4,035
Ford Motor Co.	548,276	6,185
Hanesbrands, Inc. (Æ)	178,700	5,043
Hertz Global Holdings, Inc. (Æ)	451,900	6,964
Home Depot, Inc.	300,893	15,583
JC Penney Co., Inc.	30,610	1,104
Johnson Controls, Inc.	650,850	20,808
KB Home (Ñ)	363,623	3,156
Las Vegas Sands Corp.	334,200	18,545
Lear Corp.	287,200	11,919
Limited Brands, Inc.	212,300	10,551
Lowe’s Cos., Inc.	310,900	9,784
Lululemon Athletica, Inc. (Æ)	36,600	2,714
Macy’s, Inc.	366,750	15,044
Marriott International, Inc. Class A	85,640	3,348
McDonald’s Corp.	61,900	6,032
MGM Resorts International (Æ)	265,600	3,564
Michael Kors Holdings, Ltd. (Æ)	129,841	5,930
Newell Rubbermaid, Inc.	495,400	9,016
Nike, Inc. Class B	73,100	8,178
NVR, Inc. (Æ)	14,857	11,647
Orient-Express Hotels, Ltd. Class A (Æ)	232,290	2,483
priceline.com, Inc. (Æ)	15,343	11,673
Snap-on, Inc.	80,465	5,032
Stanley Black & Decker, Inc.	152,600	11,164
Starbucks Corp.	471,865	27,076
Starwood Hotels & Resorts Worldwide, Inc. (ö)	306,100	18,121
Target Corp.	118,100	6,843
Tesla Motors, Inc. (Æ)(Ñ)	83,400	2,763
Time Warner, Inc.	1,248,300	46,761
Toll Brothers, Inc. (Æ)	308,095	7,826
Tractor Supply Co.	19,600	1,929
Ulta Salon Cosmetics & Fragrance, Inc.	24,100	2,125
Under Armour, Inc. Class A (Æ)	39,000	3,819
Viacom, Inc. Class B	618,750	28,704
Wal-Mart Stores, Inc.	733,854	43,231
Walt Disney Co. (The)	148,600	6,406
Warnaco Group, Inc. (The) (Æ)	90,900	4,814
Yum! Brands, Inc.	483,600	35,172

		611,406

	Principal Amount ($) or Shares	Market Value $
Consumer Staples - 6.4%
Archer-Daniels-Midland Co.	593,650	18,302
Cia de Bebidas das Americas - ADR	371,450	15,593
Coca-Cola Co. (The)	683,100	52,134
Colgate-Palmolive Co.	217,300	21,500
CVS Caremark Corp.	499,700	22,297
Energizer Holdings, Inc. (Æ)	133,600	9,530
General Mills, Inc.	162,400	6,316
Green Mountain Coffee Roasters, Inc. (Æ)(Ñ)	40,900	1,994
Herbalife, Ltd.	28,600	2,011
Kraft Foods, Inc. Class A	191,300	7,627
Molson Coors Brewing Co. Class B	330,531	13,743
PepsiCo, Inc.	24,300	1,604
Procter & Gamble Co. (The)	701,800	44,662
Ralcorp Holdings, Inc. (Æ)	100,860	7,344
Sysco Corp.	285,900	8,262
Whole Foods Market, Inc.	114,070	9,476

		242,395

Energy - 9.6%
Alpha Natural Resources, Inc. (Æ)	80,779	1,303
Anadarko Petroleum Corp.	166,300	12,175
Arch Coal, Inc. (Ñ)	1,122,590	10,956
Baker Hughes, Inc.	68,650	3,028
BP PLC - ADR	51,450	2,233
Cabot Oil & Gas Corp.	110,970	3,900
Chesapeake Energy Corp.	622,045	11,471
Chevron Corp.	309,766	33,009
ConocoPhillips	627,100	44,919
CONSOL Energy, Inc.	440,610	14,646
Devon Energy Corp.	218,000	15,227
EQT Corp.	53,911	2,686
Exxon Mobil Corp.	483,300	41,728
FMC Technologies, Inc. (Æ)	68,200	3,205
Forest Oil Corp. (Æ)	419,300	5,585
Halliburton Co.	312,576	10,696
Marathon Petroleum Corp.	340,725	14,178
National Oilwell Varco, Inc.	371,200	28,122
Noble Corp. (Æ)	177,550	6,758
Noble Energy, Inc.	38,300	3,804
Occidental Petroleum Corp.	224,000	20,433
Peabody Energy Corp.	365,725	11,378
Range Resources Corp.	65,100	4,340
Schlumberger, Ltd.	392,200	29,078
Southwestern Energy Co. (Æ)	371,800	11,741
Valero Energy Corp.	223,850	5,529
Walter Energy, Inc. Class A	74,500	4,940
Whiting Petroleum Corp. (Æ)	59,700	3,415

		360,483

Financial Services - 15.4%
ACE, Ltd.	172,445	13,101
Alert Care Corp. - ADR (Æ)	353,100	4,311
Allstate Corp. (The)	399,925	13,329
American Express Co.	498,410	30,009
American Tower Corp. Class A (ö)	60,800	3,987

Russell U.S. Core Equity Fund	5

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Ameriprise Financial, Inc.	200,434	10,865
Aon PLC	17,316	897
Assured Guaranty, Ltd.	314,899	4,465
BB&T Corp.	536,100	17,177
Capital One Financial Corp.	730,201	40,511
Citigroup, Inc.	1,388,272	45,868
Discover Financial Services	241,672	8,193
Fifth Third Bancorp	472,600	6,725
Genworth Financial, Inc. Class A (Æ)	990,100	5,950
Goldman Sachs Group, Inc. (The)	88,900	10,237
Hartford Financial Services Group, Inc.	693,100	14,243
Huntington Bancshares, Inc.	548,815	3,672
iShares Russell 1000 Value Index Fund	4,250	295
Janus Capital Group, Inc.	657,000	4,980
Jefferies Group, Inc. (Ñ)	200,200	3,189
JPMorgan Chase & Co.	1,806,563	77,646
Lincoln National Corp.	281,900	6,983
Mastercard, Inc. Class A	26,837	12,138
MetLife, Inc.	880,450	31,723
PNC Financial Services Group, Inc.	164,247	10,893
Prudential Financial, Inc.	405,650	24,558
Regions Financial Corp.	1,217,185	8,204
RenaissanceRe Holdings, Ltd.	73,715	5,754
State Street Corp.	449,300	20,767
Sunstone Hotel Investors, Inc. (Æ)(ö)	490,751	5,006
SunTrust Banks, Inc.	578,613	14,049
Travelers Cos., Inc. (The)	152,618	9,816
Visa, Inc. Class A	266,212	32,739
Wells Fargo & Co.	2,059,550	68,851
Western Union Co. (The)	563,800	10,363

		581,494

Health Care - 12.7%
Abbott Laboratories	91,950	5,706
Alexion Pharmaceuticals, Inc. (Æ)	47,443	4,285
Allergan, Inc.	82,600	7,930
AmerisourceBergen Corp. Class A	97,500	3,628
Amgen, Inc.	240,785	17,122
Baxter International, Inc.	254,700	14,113
Biogen Idec, Inc. (Æ)	72,600	9,729
Bristol-Myers Squibb Co.	96,800	3,230
Brookdale Senior Living, Inc. Class A (Æ)	361,625	6,874
Cardinal Health, Inc.	65,900	2,786
CareFusion Corp. (Æ)	284,700	7,377
Celgene Corp. (Æ)	74,000	5,396
Cerner Corp. (Æ)	328,760	26,659
Community Health Systems, Inc. (Æ)	335,000	8,154
Covidien PLC	281,750	15,561
Dentsply International, Inc.	264,000	10,840
Express Scripts Holding Co. (Æ)	235,045	13,113
Gilead Sciences, Inc. (Æ)	342,939	17,836
Hospira, Inc. (Æ)	62,800	2,206
Intuitive Surgical, Inc. (Æ)	32,910	19,029
Johnson & Johnson	109,158	7,105
McKesson Corp.	270,800	24,754
Medtronic, Inc.	170,201	6,502
Merck & Co., Inc.	426,556	16,738

	Principal Amount ($) or Shares	Market Value $
Mylan, Inc. (Æ)	781,820	16,973
Novo Nordisk A/S - ADR	118,200	17,378
Perrigo Co.	147,030	15,423
Pfizer, Inc.	5,064,369	116,126
Quest Diagnostics, Inc.	186,600	10,765
Sanofi - ADR	397,000	15,157
Teva Pharmaceutical Industries, Ltd. - ADR	133,800	6,120
UnitedHealth Group, Inc.	276,350	15,517
Valeant Pharmaceuticals International, Inc. (Æ)	127,100	7,071

		477,203

Materials and Processing - 3.8%
Air Products & Chemicals, Inc.	73,200	6,258
Ball Corp.	81,748	3,414
Celanese Corp. Class A	97,600	4,730
Ecolab, Inc.	340,000	21,655
EI du Pont de Nemours & Co.	195,400	10,446
Freeport-McMoRan Copper & Gold, Inc.	96,300	3,688
International Paper Co.	108,800	3,624
LyondellBasell Industries NV Class A	85,400	3,568
Masco Corp.	125,900	1,659
Monsanto Co.	666,377	50,764
Mosaic Co. (The)	162,100	8,562
Praxair, Inc.	90,300	10,448
Precision Castparts Corp.	28,200	4,974
Sealed Air Corp.	119,200	2,286
Sherwin-Williams Co. (The)	17,200	2,069
Stillwater Mining Co. (Æ)	404,000	4,335

		142,480

Producer Durables - 9.1%
Accenture PLC Class A	111,600	7,248
AECOM Technology Corp. (Æ)	127,750	2,819
Allison Transmission Holdings, Inc. (Æ)(Ñ)	66,200	1,384
Automatic Data Processing, Inc.	364,600	20,279
Avery Dennison Corp.	128,250	4,101
Boeing Co. (The)	414,130	31,805
Caterpillar, Inc.	162,200	16,669
Corrections Corp. of America (Æ)	252,448	7,293
Cummins, Inc.	110,200	12,764
Danaher Corp.	191,200	10,367
Danone - ADR	939,580	13,210
Deere & Co.	88,545	7,293
Delta Air Lines, Inc. (Æ)	489,000	5,359
Eaton Corp.	101,800	4,905
FedEx Corp.	140,000	12,354
General Electric Co.	1,682,600	32,945
Honeywell International, Inc.	763,422	46,309
Ingersoll-Rand PLC	119,000	5,060
Joy Global, Inc.	143,800	10,177
Lexmark International, Inc. Class A	142,800	4,298
Magna International, Inc. Class A	143,605	6,294
Manpower, Inc.	55,500	2,364
Navistar International Corp. (Æ)	160,783	5,459
PACCAR, Inc.	62,700	2,694
Parker Hannifin Corp.	142,600	12,505

6	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Pentair, Inc.	131,700	5,708
Raytheon Co.	266,758	14,442
Rockwell Automation, Inc.	87,700	6,783
Roper Industries, Inc.	20,300	2,069
Spirit Aerosystems Holdings, Inc. Class A (Æ)	285,600	7,140
Terex Corp. (Æ)	136,465	3,090
Union Pacific Corp.	42,400	4,767
United Continental Holdings, Inc. (Æ)	162,900	3,571
United Technologies Corp.	60,400	4,931
Xylem, Inc.	220,500	6,148

		344,604

Technology - 18.9%
Analog Devices, Inc.	167,700	6,537
Apple, Inc. (Æ)	203,396	118,832
Applied Materials, Inc.	1,790,300	21,466
Avago Technologies, Ltd.	255,800	8,820
Avnet, Inc. (Æ)	116,320	4,197
Broadcom Corp. Class A (Æ)	108,086	3,956
Check Point Software Technologies, Ltd. (Æ)(Ñ)	63,600	3,697
Cisco Systems, Inc.	3,814,494	76,862
Citrix Systems, Inc. (Æ)	141,600	12,122
Cognizant Technology Solutions Corp. Class A (Æ)	78,827	5,780
Dell, Inc. (Æ)	590,570	9,668
EMC Corp. (Æ)	846,284	23,874
F5 Networks, Inc. (Æ)	12,200	1,634
Fusion-io, Inc. (Æ)(Ñ)	67,612	1,734
Google, Inc. Class A (Æ)	81,548	49,355
Intel Corp.	543,712	15,441
International Business Machines Corp.	105,726	21,894
LSI Corp. (Æ)	324,200	2,607
Marvell Technology Group, Ltd. (Æ)	305,800	4,590
Maxim Integrated Products, Inc.	211,100	6,244
MEMC Electronic Materials, Inc. (Æ)	526,400	1,890
Microsoft Corp.	2,341,833	74,986
NetApp, Inc. (Æ)	109,500	4,252
NXP Semiconductor NV (Æ)	146,400	3,784
Oracle Corp.	426,797	12,544
QUALCOMM, Inc.	900,080	57,461
Rackspace Hosting, Inc. (Æ)	55,900	3,247
Red Hat, Inc. (Æ)	339,280	20,225
Salesforce.com, Inc. (Æ)	94,576	14,728
SAP AG - ADR (Ñ)	150,360	9,967
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	426,300	6,642
Teradata Corp. (Æ)	63,300	4,417
Texas Instruments, Inc.	1,494,250	47,726
VeriFone Systems, Inc. (Æ)	149,220	7,109
VMware, Inc. Class A (Æ)	78,700	8,792
Vodafone Group PLC - ADR	1,087,400	30,262
Xilinx, Inc.	83,900	3,052

		710,394

	Principal Amount ($) or Shares		Market Value $
Utilities - 0.5%
CenturyLink, Inc.	95,900		3,698
FirstEnergy Corp.	61,053		2,859
GenOn Energy, Inc. (Æ)	1,596,405		3,400
Level 3 Communications, Inc. (Æ)	79,700		1,838
Verizon Communications, Inc.	157,700		6,368

			18,163

Total Common Stocks (cost $2,886,170)			3,488,622

Short-Term Investments - 6.9%
Russell U.S. Cash Management Fund	261,828,269	(¥)	261,828

Total Short-Term Investments (cost $261,828)			261,828

Other Securities - 1.0%
Russell Investment Company Liquidating Trust (×)	3,072,953	(¥)	3,129
Russell U.S. Cash Collateral Fund (×)	32,710,139	(¥)	32,710

Total Other Securities (cost $35,783)			35,839

Total Investments - 100.5% (identified cost $3,183,781)			3,786,289

Other Assets and Liabilities, Net - (0.5%)			(17,471)

Net Assets - 100.0%			3,768,818

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund	7

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 1000 Mini Index Futures (CME)	347	USD	26,764	06/12	448
S&P 500 E-Mini Index Futures (CME)	3,120	USD	217,402	06/12	2,477
S&P 500 Index Futures (CME)	90	USD	31,356	06/12	886

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					3,811

Presentation of Portfolio Holdings — April 30, 2012 (Unaudited)

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$611,406	$—	$—	$611,406	16.2
Consumer Staples	242,395	—	—	242,395	6.4
Energy	360,483	—	—	360,483	9.6
Financial Services	581,494	—	—	581,494	15.4
Health Care	477,203	—	—	477,203	12.7
Materials and Processing	142,480	—	—	142,480	3.8
Producer Durables	344,604	—	—	344,604	9.1
Technology	710,394	—	—	710,394	18.9
Utilities	18,163	—	—	18,163	0.5
Short-Term Investments	—	261,828	—	261,828	6.9
Other Securities	—	35,839	—	35,839	1.0

Total Investments	3,488,622	297,667	—	3,786,289	100.5

Other Assets and Liabilities, Net					(0.5)
					100.0

Other Financial Instruments
Futures Contracts	3,811	—	—	3,811	0.1

Total Other Financial Instruments*	$3,811	$—	$—	$3,811

*	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of Levels 1, 2 and 3 during the period ended April 30, 2012.

See accompanying notes which are an integral part of the financial statements.

8	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Fair Value of Derivative Instruments — April 30, 2012 (Unaudited)

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$3,811

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$32,155

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(5,818)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund	9

Russell Investment Company

Russell U.S. Core Equity Fund

Statement of Assets and Liabilities — April 30, 2012 (Unaudited)

Amounts in thousands

Assets
Investments, at identified cost	$3,183,781
Investments, at market*, **	3,786,289
Cash (restricted)	17,500
Receivables:
Dividends and interest	2,397
Dividends from affiliated Russell money market funds	32
Investments sold	34,677
Fund shares sold	4,295
Prepaid expenses	6

Total assets	3,845,196

Liabilities
Payables:
Investments purchased	31,458
Fund shares redeemed	5,498
Accrued fees to affiliates	2,258
Other accrued expenses	381
Daily variation margin on futures contracts	1,000
Payable upon return of securities loaned	35,783

Total liabilities	76,378

Net Assets	$3,768,818

See accompanying notes which are an integral part of the financial statements.

10	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Statement of Assets and Liabilities, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$897
Accumulated net realized gain (loss)	(742,766)
Unrealized appreciation (depreciation) on:
Investments	602,508
Futures contracts	3,811
Shares of beneficial interest	1,250
Additional paid-in capital	3,903,118

Net Assets	$3,768,818

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(a)	$30.20
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$32.04
Class A — Net assets	$30,214,704
Class A — Shares outstanding ($.01 par value)	1,000,459
Net asset value per share: Class C(a)	$29.95
Class C — Net assets	$60,456,848
Class C — Shares outstanding ($.01 par value)	2,018,540
Net asset value per share: Class E(a)	$30.17
Class E — Net assets	$63,896,380
Class E — Shares outstanding ($.01 par value)	2,117,542
Net asset value per share: Class I(a)	$30.16
Class I — Net assets	$761,438,968
Class I — Shares outstanding ($.01 par value)	25,243,870
Net asset value per share: Class S(a)	$30.16
Class S — Net assets	$1,566,263,064
Class S — Shares outstanding ($.01 par value)	51,933,070
Net asset value per share: Class Y(a)	$30.14
Class Y — Net assets	$1,286,548,227
Class Y — Shares outstanding ($.01 par value)	42,688,698
Amounts in thousands

* Securities on loan included in investments	$37,782
** Investments in affiliates, Russell U.S. Cash Management Fund, Russell Investment Company Liquidating Trust and Russell U.S. Cash Collateral Fund	$297,667

(a)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund	11

Russell Investment Company

Russell U.S. Core Equity Fund

Statement of Operations — For the Period Ended April 30, 2012 (Unaudited)

Amounts in thousands

Investment Income
Dividends	$32,525
Dividends from affiliated Russell money market funds	127
Securities lending income	315

Total investment income	32,967

Expenses
Advisory fees	10,236
Administrative fees	915
Custodian fees	311
Distribution fees - Class A	37
Distribution fees - Class C	229
Transfer agent fees - Class A	26
Transfer agent fees - Class C	55
Transfer agent fees - Class E	59
Transfer agent fees - Class I	408
Transfer agent fees - Class S	1,368
Transfer agent fees - Class Y	27
Professional fees	82
Registration fees	115
Shareholder servicing fees - Class C	76
Shareholder servicing fees - Class E	83
Trustees’ fees	41
Printing fees	118
Miscellaneous	35

Expenses before reductions	14,221
Expense reductions	(20)

Net expenses	14,201

Net investment income (loss)	18,766

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	224,309
Futures contracts	32,155
Foreign currency-related transactions	1

Net realized gain (loss)	256,465

Net change in unrealized appreciation (depreciation) on:
Investments	163,573
Futures contracts	(5,818)

Net change in unrealized appreciation (depreciation)	157,755

Net realized and unrealized gain (loss)	414,220

Net Increase (Decrease) in Net Assets from Operations	$432,986

See accompanying notes which are an integral part of the financial statements.

12	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Statements of Changes in Net Assets

Amounts in thousands	Period Ended April 30, 2012 (Unaudited)	Fiscal Year Ended October 31, 2011

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$18,766	$37,791
Net realized gain (loss)	256,465	252,641
Net change in unrealized appreciation (depreciation)	157,755	(99,829)

Net increase (decrease) in net assets from operations	432,986	190,603

Distributions
From net investment income
Class A	(117)	(175)
Class C	(98)	(49)
Class E	(279)	(545)
Class I	(4,679)	(8,923)
Class S	(7,949)	(12,893)
Class Y	(7,341)	(14,191)

Net decrease in net assets from distributions	(20,463)	(36,776)

Share Transactions
Net increase (decrease) in net assets from share transactions	(438,790)	(259,178)
Fund Reimbursements	—	8

Total Net Increase (Decrease) in Net Assets	(26,267)	(105,343)

Net Assets
Beginning of period	3,795,085	3,900,428

End of period	$3,768,818	$3,795,085

Undistributed (overdistributed) net investment income included in net assets	$897	$2,594

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund	13

Russell Investment Company

Russell U.S. Core Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Class A
April 30, 2012*	27.08	.10	3.13	3.23	(.11)	—
October 31, 2011	26.05	.17	1.03	1.20	(.17)	—
October 31, 2010	22.76	.13	3.29	3.42	(.13)	—
October 31, 2009	20.73	.17	2.05	2.22	(.19)	—
October 31, 2008(3)	28.57	.03	(7.85)	(7.82)	(.02)	—
Class C
April 30, 2012*	26.89	(.01)	3.11	3.10	(.04)	—
October 31, 2011	25.91	(.03)	1.03	1.00	(.02)	—
October 31, 2010	22.69	(.05)	3.27	3.22	— (f)	—
October 31, 2009	20.71	.03	2.01	2.04	(.06)	—
October 31, 2008(3)	28.57	— (f)	(7.85)	(7.85)	(.01)	—
Class E
April 30, 2012*	27.06	.11	3.12	3.23	(.12)	—
October 31, 2011	26.02	.20	1.03	1.23	(.19)	—
October 31, 2010	22.73	.16	3.29	3.45	(.16)	—
October 31, 2009	20.73	.20	2.01	2.21	(.21)	—
October 31, 2008	38.09	.31	(14.35)	(14.04)	(.35)	(2.97)
October 31, 2007	33.51	.29	6.08	6.37	(.28)	(1.51)
Class I
April 30, 2012*	27.04	.15	3.13	3.28	(.16)	—
October 31, 2011	26.01	.27	1.02	1.29	(.26)	—
October 31, 2010	22.72	.21	3.30	3.51	(.22)	—
October 31, 2009	20.73	.25	2.00	2.25	(.26)	—
October 31, 2008	38.08	.41	(14.37)	(13.96)	(.42)	(2.97)
October 31, 2007	33.49	.37	6.10	6.47	(.37)	(1.51)
Class S
April 30, 2012*	27.04	.13	3.14	3.27	(.15)	—
October 31, 2011	26.01	.24	1.03	1.27	(.24)	—
October 31, 2010	22.72	.19	3.29	3.48	(.19)	—
October 31, 2009	20.72	.22	2.01	2.23	(.23)	—
October 31, 2008(3)	28.56	.05	(7.87)	(7.82)	(.02)	—
Class Y
April 30, 2012*	27.02	.16	3.13	3.29	(.17)	—
October 31, 2011	25.99	.29	1.03	1.32	(.29)	—
October 31, 2010	22.71	.23	3.29	3.52	(.24)	—
October 31, 2009	20.71	.25	2.02	2.27	(.27)	—
October 31, 2008	38.07	.37	(14.33)	(13.96)	(.43)	(2.97)
October 31, 2007	33.49	.39	6.09	6.48	(.39)	(1.51)

See accompanying notes which are an integral part of the financial statements.

14	Russell U.S. Core Equity Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.11)	30.20	11.97	30,215	1.07	1.07	.70	63
(.17)	27.08	4.60	29,238	1.07	1.07	.62	90
(.13)	26.05	15.10	25,461	1.06	1.06	.52	97
(.19)	22.76	10.87	20,849	1.07	1.07	.85	125
(.02)	20.73	(27.38)	16,179	1.10	1.09	.73	121

(.04)	29.95	11.56	60,457	1.82	1.82	(.05)	63
(.02)	26.89	3.81	61,417	1.82	1.82	(.13)	90
—	25.91	14.24	76,345	1.81	1.81	(.22)	97
(.06)	22.69	9.92	82,018	1.81	1.81	.14	125
(.01)	20.71	(27.49)	86,199	1.84	1.83	—	121

(.12)	30.17	12.01	63,896	1.07	1.01	.78	63
(.19)	27.06	4.67	67,675	1.07	.99	.71	90
(.16)	26.02	15.23	88,999	1.06	.95	.63	97
(.21)	22.73	10.84	94,835	1.07	.94	1.01	125
(3.32)	20.73	(40.01)	94,785	1.00	.95	1.07	121
(1.79)	38.09	19.82	49,355	.95	.93	.82	113

(.16)	30.16	12.16	761,439	.74	.74	1.06	63
(.26)	27.04	4.95	887,294	.74	.74	.96	90
(.22)	26.01	15.52	969,214	.73	.72	.86	97
(.26)	22.72	11.08	809,999	.74	.69	1.27	125
(3.39)	20.73	(39.85)	872,188	.73	.70	1.37	121
(1.88)	38.08	20.17	1,396,706	.70	.68	1.07	113

(.15)	30.16	12.12	1,566,263	.82	.82	.95	63
(.24)	27.04	4.87	1,509,859	.82	.82	.87	90
(.19)	26.01	15.40	1,367,750	.81	.81	.77	97
(.23)	22.72	10.99	1,418,555	.82	.82	1.11	125
(.02)	20.72	(27.39)	1,249,003	.85	.83	1.01	121

(.17)	30.14	12.23	1,286,548	.64	.64	1.12	63
(.29)	27.02	5.06	1,239,602	.64	.64	1.05	90
(.24)	25.99	15.57	1,372,658	.64	.64	.96	97
(.27)	22.71	11.18	2,048,380	.64	.64	1.29	125
(3.40)	20.71	(39.87)	1,927,663	.67	.66	1.35	121
(1.90)	38.07	20.23	575,655	.65	.63	1.12	113

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund	15

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Shareholder Expense Example — April 30, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Semi-annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from November 1, 2011 to April 30, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,129.96	$1,018.60
Expenses Paid During Period*	$6.67	$6.32

*	Expenses are equal to the Fund’s annualized expense ratio of 1.26% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,126.03	$1,014.87
Expenses Paid During Period*	$10.62	$10.07

*	Expenses are equal to the Fund’s annualized expense ratio of 2.01% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,130.37	$1,018.90
Expenses Paid During Period*	$6.36	$6.02

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,132.09	$1,020 .24
Expenses Paid During Period*	$4.93	$4.67

*	Expenses are equal to the Fund’s annualized expense ratio of 0.93% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

16	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Shareholder Expense Example, continued — April 30, 2012 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,131.58	$1,019 .84
Expenses Paid During Period*	$5.35	$5.07

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,132.57	$1,020.74
Expenses Paid During Period*	$4.40	$4.17

*	Expenses are equal to the Fund’s annualized expense ratio of 0.83% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell U.S. Quantitative Equity Fund	17

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 106.2%
Consumer Discretionary - 16.4%
Aaron’s, Inc. Class A	3,600	98
Abercrombie & Fitch Co. Class A	77,900	3,908
Advance Auto Parts, Inc.	170,768	15,677
Amazon.com, Inc. (Æ)	1,200	278
AMC Networks, Inc. Class A (Æ)	90,403	3,842
American Eagle Outfitters, Inc.	8,700	157
Apollo Group, Inc. Class A (Æ)	262,500	9,245
Arbitron, Inc.	17,166	653
AutoNation, Inc. (Æ)	9,700	335
AutoZone, Inc. (Æ)(Û)	45,520	18,033
Bed Bath & Beyond, Inc. (Æ)	21,500	1,513
Best Buy Co., Inc.	271,600	5,994
Big Lots, Inc. (Æ)	13,100	480
BorgWarner, Inc. (Æ)	8,500	672
Bridgepoint Education, Inc. (Æ)	35,819	772
Brunswick Corp.	20,800	547
CBS Corp. Class B	244,100	8,141
Charter Communications, Inc. Class A (Æ)	22,700	1,373
Chico’s FAS, Inc.	3,200	49
Chipotle Mexican Grill, Inc. Class A (Æ)(Û)	13,920	5,765
Coach, Inc. (Û)	287,096	21,004
Comcast Corp. Class A (Û)	288,675	8,756
Costco Wholesale Corp.	42,900	3,783
Darden Restaurants, Inc.	12,000	601
Delphi Automotive PLC (Æ)	245,956	7,548
DeVry, Inc.	1,700	55
Dillard’s, Inc. Class A	3,300	213
DIRECTV, Inc. Class A (Æ)(Û)	370,337	18,247
Discovery Communications, Inc. Class A (Æ)	16,500	898
DISH Network Corp. Class A	79,899	2,554
Dollar General Corp. (Æ)	55,495	2,634
Dollar Tree, Inc. (Æ)(Û)	93,626	9,518
DR Horton, Inc.	79,900	1,306
DSW, Inc. Class A	36,200	2,037
Dunkin’ Brands Group, Inc.	132,445	4,287
eBay, Inc. (Æ)	392,891	16,128
Estee Lauder Cos., Inc. (The) Class A (Û)	339,442	22,183
Expedia, Inc.	33,200	1,415
Family Dollar Stores, Inc.	600	41
Flextronics International, Ltd. (Æ)	233,600	1,556
Foot Locker, Inc.	559,512	17,115
Ford Motor Co.	23,900	270
Fortune Brands Home & Security, Inc. (Æ)	75,838	1,725
Fossil, Inc. (Æ)	4,300	562
GameStop Corp. Class A	230,310	5,242
Gannett Co., Inc.	12,100	167
Gap, Inc. (The)	191,200	5,449
Garmin, Ltd.	57,200	2,696
GateHouse Media, Inc./Old Class A (Æ)	16,000	797
General Motors Co. (Æ)(Û)	233,700	5,375
Genuine Parts Co.	9,400	609
Goodyear Tire & Rubber Co. (The) (Æ)	370,001	4,063
Group 1 Automotive, Inc.	32,125	1,859

	Principal Amount ($) or Shares	Market Value $
H&R Block, Inc.	65,800	967
Hanesbrands, Inc. (Æ)	6,500	183
Harley-Davidson, Inc.	9,600	502
Harman International Industries, Inc.	132,900	6,589
Hertz Global Holdings, Inc. (Æ)	66,500	1,025
Home Depot, Inc.	114,300	5,920
International Game Technology	197,257	3,073
Interpublic Group of Cos., Inc. (The)	219,500	2,592
Interval Leisure Group, Inc.	6,500	112
ITT Educational Services, Inc. (Æ)	2,611	172
JC Penney Co., Inc.	10,300	371
John Wiley & Sons, Inc. Class A	4,700	212
Lamar Advertising Co. Class A (Æ)	4,700	150
Las Vegas Sands Corp.	2,600	144
Lear Corp.	169,644	7,040
Lennar Corp. Class A	45,800	1,271
Liberty Media Corp. - Liberty Capital Class A (Æ)	24,438	2,137
Limited Brands, Inc. (Û)	169,834	8,441
LKQ Corp. (Æ)	54,400	1,820
Lowe’s Cos., Inc.	242,100	7,619
Macy’s, Inc.	379,600	15,571
Marriott International, Inc. Class A	181,341	7,089
Mattel, Inc.	9,300	312
McDonald’s Corp.	56,600	5,516
McGraw-Hill Cos., Inc. (The) (Û)	166,031	8,164
MGM Resorts International (Æ)	43,200	580
Michael Kors Holdings, Ltd. (Æ)	26,549	1,213
Mohawk Industries, Inc. (Æ)	11,200	751
Newell Rubbermaid, Inc.	136,450	2,483
News Corp. Class A	13,800	271
Nielsen Holdings NV (Æ)	21,818	638
Nike, Inc. Class B	170,679	19,094
Nordstrom, Inc.	8,100	452
Nu Skin Enterprises, Inc. Class A	108,300	5,772
NVR, Inc. (Æ)	100	78
Omnicom Group, Inc.	6,800	349
O’Reilly Automotive, Inc. (Æ)	27,900	2,942
Panera Bread Co. Class A (Æ)	4,633	732
Penn National Gaming, Inc. (Æ)	5,800	261
PetSmart, Inc.	112,977	6,582
Polaris Industries, Inc.	99,272	7,886
priceline.com, Inc. (Æ)	1,300	989
PulteGroup, Inc. (Æ)	119,000	1,171
PVH Corp.	18,400	1,634
Ralph Lauren Corp. Class A	32,405	5,582
Ross Stores, Inc.	65,800	4,053
Royal Caribbean Cruises, Ltd.	5,400	148
Sally Beauty Holdings, Inc. (Æ)	70,424	1,873
Scholastic Corp.	26,300	803
Sears Holdings Corp. (Æ)	1,200	65
Signet Jewelers, Ltd.	9,500	463
Starbucks Corp.	105,569	6,058
Starwood Hotels & Resorts Worldwide, Inc. (ö)	16,500	977
Target Corp.	72,742	4,215
Tempur-Pedic International, Inc. (Æ)	16,900	994

18	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Tesla Motors, Inc. (Æ)	4,700	156
Tiffany & Co.	400	27
Time Warner Cable, Inc. (Û)	178,260	14,341
Time Warner, Inc.	16,000	599
TJX Cos., Inc. (Û)	225,700	9,414
Toll Brothers, Inc. (Æ)	14,300	363
Tractor Supply Co.	13,200	1,299
TripAdvisor, Inc. (Æ)	42,458	1,593
TRW Automotive Holdings Corp. (Æ)	14,200	649
Tupperware Brands Corp.	42,405	2,641
Ulta Salon Cosmetics & Fragrance, Inc.	83,500	7,363
VF Corp.	28,600	4,349
Viacom, Inc. Class B (Û)	152,943	7,095
WABCO Holdings, Inc. (Æ)	20,838	1,313
Wal-Mart Stores, Inc.	97,200	5,726
Walt Disney Co. (The)	6,110	263
Washington Post Co. (The) Class B	200	76
Weight Watchers International, Inc.	5,500	418
Whirlpool Corp.	80,800	5,173
Williams-Sonoma, Inc.	52,039	2,013
Wyndham Worldwide Corp.	149,961	7,549
Wynn Resorts, Ltd.	6,000	800
Yum! Brands, Inc.	58,800	4,277

		491,823

Consumer Staples - 9.6%
Altria Group, Inc.	115,100	3,707
Archer-Daniels-Midland Co.	152,000	4,686
Bunge, Ltd. (Û)	186,846	12,052
Campbell Soup Co. (Û)	22,300	754
Church & Dwight Co., Inc.	59,902	3,043
Clorox Co. (The)	34,262	2,402
Coca-Cola Co. (The)	114,158	8,712
Coca-Cola Enterprises, Inc.	96,800	2,916
Colgate-Palmolive Co.	115,386	11,416
ConAgra Foods, Inc. (Û)	539,100	13,920
Constellation Brands, Inc. Class A (Æ)	131,860	2,848
CVS Caremark Corp. (Û)	304,700	13,596
Dean Foods Co. (Æ)	394,300	4,842
Dr Pepper Snapple Group, Inc. (Û)	452,792	18,374
Energizer Holdings, Inc. (Æ)	8,300	592
Flowers Foods, Inc.	14,900	320
General Mills, Inc.	2,600	101
GNC Holdings, Inc. Class A	18,948	740
Herbalife, Ltd.	106,829	7,512
Hershey Co. (The) (Û)	40,415	2,708
HJ Heinz Co. (Û)	72,400	3,860
Hormel Foods Corp.	41,200	1,197
Ingredion, Inc.	4,100	234
JM Smucker Co. (The)	8,800	701
Kellogg Co.	9,600	485
Kimberly-Clark Corp.	13,400	1,051
Kraft Foods, Inc. Class A	85,100	3,393
Kroger Co. (The) (Û)	545,218	12,687
Lorillard, Inc. (Û)	101,900	13,786
McCormick & Co., Inc.	5,000	279
Mead Johnson Nutrition Co. Class A	123,641	10,579

	Principal Amount ($) or Shares	Market Value $
Molson Coors Brewing Co. Class B	11,200	466
Monster Beverage Corp. (Æ)(Û)	185,450	12,047
PepsiCo, Inc.	197,525	13,037
Philip Morris International, Inc. (Û)	623,771	55,834
Procter & Gamble Co. (The) (Û)	330,041	21,004
Ralcorp Holdings, Inc. (Æ)	46,621	3,394
Reynolds American, Inc.	13,200	539
Sara Lee Corp.	138,400	3,050
Smithfield Foods, Inc. (Æ)	4,800	101
SUPERVALU, Inc.	754,986	4,485
Sysco Corp.	15,600	451
Tyson Foods, Inc. Class A	468,930	8,558
Walgreen Co.	2,100	74
Whole Foods Market, Inc.	9,100	756

		287,289

Energy - 11.8%
Alpha Natural Resources, Inc. (Æ)	157,200	2,536
Anadarko Petroleum Corp.	6,700	490
Apache Corp.	137,250	13,168
Atwood Oceanics, Inc. (Æ)	17,600	780
Baker Hughes, Inc.	25,219	1,112
Berry Petroleum Co. Class A	21,500	979
Cabot Oil & Gas Corp.	73,400	2,579
Cameron International Corp. (Æ)	20,000	1,025
Chesapeake Energy Corp.	12,600	232
Chevron Corp. (Û)	511,209	54,474
Concho Resources, Inc. (Æ)	5,000	536
ConocoPhillips (Û)	216,900	15,537
Continental Resources, Inc. (Æ)	11,900	1,062
Core Laboratories NV	3,700	507
Denbury Resources, Inc. (Æ)	37,700	718
Dresser-Rand Group, Inc. (Æ)	12,300	599
EOG Resources, Inc. (Û)	58,050	6,374
EQT Corp.	222,255	11,073
Exterran Holdings, Inc. (Æ)	43,800	592
Exxon Mobil Corp. (Û)	742,514	64,109
FMC Technologies, Inc. (Æ)	25,900	1,217
Halliburton Co. (Û)	513,483	17,571
Helmerich & Payne, Inc.	82,100	4,219
Hess Corp. (Û)	57,300	2,988
HollyFrontier Corp.	254,280	7,837
Hubbell, Inc. Class B (Æ)	19,100	1,533
Kinder Morgan, Inc.	14,100	506
Marathon Oil Corp. (Û)	657,500	19,291
Marathon Petroleum Corp.	424,151	17,649
Murphy Oil Corp. (Û)	141,200	7,762
Nabors Industries, Ltd. (Æ)	84,000	1,399
National Oilwell Varco, Inc.	33,800	2,561
Noble Energy, Inc. (Û)	61,240	6,082
Occidental Petroleum Corp.	4,500	410
Oceaneering International, Inc.	12,477	644
Oil States International, Inc. (Æ)	16,900	1,345
Patterson-UTI Energy, Inc.	361,910	5,852
Phillips 66 Class W (Æ)	57,799	1,968
Pioneer Natural Resources Co.	7,700	892
Plains Exploration & Production Co. (Æ)	84,200	3,440

Russell U.S. Quantitative Equity Fund	19

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

QEP Resources, Inc.	500	15
Range Resources Corp. (Û)	106,400	7,093
Rosetta Resources, Inc. (Æ)	14,800	744
Rowan Cos., Inc. Class A (Æ)	3,000	104
SandRidge Energy, Inc. (Æ)	85,800	686
Schlumberger, Ltd.	40,139	2,976
SM Energy Co.	90,211	5,964
Southwestern Energy Co. (Æ)	4,800	152
Spectra Energy Corp.	18,100	556
Sunoco, Inc.	108,400	5,343
Superior Energy Services, Inc. (Æ)	161,800	4,356
Tesoro Corp. (Æ)	220,700	5,131
Valero Energy Corp. (Û)	1,060,523	26,195
Western Refining, Inc.	59,500	1,133
Whiting Petroleum Corp. (Æ)	63,676	3,642
Williams Cos., Inc. (The)	23,400	796
WPX Energy, Inc. (Æ)	202,727	3,562

		352,096

Financial Services - 13.6%
ACE, Ltd. (Û)	83,900	6,374
Affiliated Managers Group, Inc. (Æ)	11,163	1,268
Aflac, Inc.	102,524	4,618
Alleghany Corp. (Æ)	300	103
Alliance Data Systems Corp. (Æ)	15,800	2,030
Allied World Assurance Co. Holdings AG	77,683	5,590
Allstate Corp. (The) (Û)	70,900	2,363
American Capital Agency Corp. (ö)	44,087	1,377
American Capital, Ltd. (Æ)	14,400	143
American Express Co.	386,545	23,274
American Financial Group, Inc.	119,887	4,666
American International Group, Inc. (Æ)	10,900	371
American Tower Corp. Class A (ö)	7,500	492
Ameriprise Financial, Inc.	219,468	11,897
Aon PLC	45,500	2,357
Arch Capital Group, Ltd. (Æ)	14,512	570
Arthur J Gallagher & Co.	15,100	567
Aspen Insurance Holdings, Ltd.	65,500	1,855
Associated Banc-Corp.	30,300	404
Assurant, Inc.	188,468	7,603
Assured Guaranty, Ltd.	15,900	226
AvalonBay Communities, Inc. (ö)	3,066	446
Axis Capital Holdings, Ltd.	46,000	1,565
Bank of New York Mellon Corp. (The) (Û)	160,100	3,786
BB&T Corp.	31,900	1,022
Berkshire Hathaway, Inc. Class B (Æ)	52,900	4,256
Broadridge Financial Solutions, Inc.	16,100	374
Camden Property Trust (ö)	38,363	2,596
Capital One Financial Corp.	50,000	2,774
Capitol Federal Financial, Inc.	7,700	91
CBOE Holdings, Inc.	500	13
Chubb Corp. (The) (Û)	52,900	3,865
Cincinnati Financial Corp.	4,100	146
Citigroup, Inc.	136,240	4,501
Comerica, Inc.	21,700	695
Commerce Bancshares, Inc.	4,655	187
CommonWealth REIT (ö)	82,200	1,541

	Principal Amount ($) or Shares	Market Value $
Cullen/Frost Bankers, Inc.	500	30
DDR Corp. (ö)	138,105	2,044
Digital Realty Trust, Inc. (ö)	20,700	1,554
Discover Financial Services	412,800	13,994
Douglas Emmett, Inc. (ö)	1,500	35
Duke Realty Corp. (ö)	134,743	1,997
E*Trade Financial Corp. (Æ)	15,700	167
East West Bancorp, Inc.	18,100	412
Endurance Specialty Holdings, Ltd.	47,010	1,889
Equifax, Inc.	7,600	348
Equity Residential (ö)	5,100	313
Erie Indemnity Co. Class A	700	54
Essex Property Trust, Inc. (ö)	6,100	964
Everest Re Group, Ltd.	53,923	5,344
Fair Isaac Corp.	60,400	2,591
Federal Realty Investment Trust (ö)	1,500	151
Fidelity National Financial, Inc. Class A	48,000	925
Fidelity National Information Services, Inc.	168,800	5,684
Fifth Third Bancorp (Û)	867,588	12,346
First American Financial Corp.	27,200	456
First Horizon National Corp.	24,700	227
First Republic Bank (Æ)	31,328	1,035
Fiserv, Inc. (Æ)	10,100	710
FleetCor Technologies, Inc. (Æ)	6,579	260
Franklin Resources, Inc.	1,100	138
Fulton Financial Corp.	114,900	1,205
Genworth Financial, Inc. Class A (Æ)	17,500	105
Global Payments, Inc.	102,933	4,779
Goldman Sachs Group, Inc. (The)	101,040	11,635
Green Dot Corp. Class A (Æ)	53,580	1,414
Hanover Insurance Group, Inc. (The)	36,300	1,465
Hartford Financial Services Group, Inc.	7,400	152
HCP, Inc. (ö)	4,800	199
Health Care REIT, Inc. (ö)	3,000	170
Heartland Payment Systems, Inc.	37,172	1,133
Hospitality Properties Trust (ö)	158,748	4,378
Host Hotels & Resorts, Inc. (ö)	27,600	459
Huntington Bancshares, Inc.	860,694	5,758
Interactive Brokers Group, Inc. Class A	92,700	1,406
IntercontinentalExchange, Inc. (Æ)	400	53
Invesco, Ltd.	14,000	348
Jones Lang LaSalle, Inc.	24,129	1,929
JPMorgan Chase & Co. (Û)	904,000	38,854
KeyCorp	1,642,428	13,205
Legg Mason, Inc.	9,200	240
Leucadia National Corp.	45,100	1,121
Liberty Property Trust (ö)	3,900	142
Loews Corp.	4,500	185
M&T Bank Corp.	900	78
Markel Corp. (Æ)	3,323	1,463
MarketAxess Holdings, Inc.	35,010	1,201
Marsh & McLennan Cos., Inc.	67,500	2,258
Mastercard, Inc. Class A (Û)	29,920	13,532
MBIA, Inc. (Æ)	62,200	627
MetLife, Inc.	17,200	620
Moody’s Corp.	51,000	2,088
Morgan Stanley	796,900	13,770

20	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

PartnerRe, Ltd. - ADR	68,900	4,797
People’s United Financial, Inc.	117,200	1,446
Piedmont Office Realty Trust, Inc. Class A (ö)	29,600	525
Plum Creek Timber Co., Inc. (ö)	1,900	80
PNC Financial Services Group, Inc.	95,900	6,360
Post Properties, Inc. (ö)	31,000	1,510
Principal Financial Group, Inc.	15,900	440
Progressive Corp. (The)	23,100	492
Protective Life Corp.	20,500	600
Prudential Financial, Inc. (Û)	111,800	6,768
Public Storage (ö)(Û)	48,360	6,928
Raymond James Financial, Inc.	35,041	1,283
Rayonier, Inc. (ö)	33,050	1,499
Regions Financial Corp.	392,900	2,648
Reinsurance Group of America, Inc. Class A	66,960	3,893
RenaissanceRe Holdings, Ltd.	1,600	125
Selective Insurance Group, Inc.	16,000	280
Simon Property Group, Inc. (ö) (Û)	73,460	11,430
SL Green Realty Corp. (ö)	1,800	148
StanCorp Financial Group, Inc.	3,600	138
State Street Corp. (Û)	101,500	4,691
SunTrust Banks, Inc.	11,700	284
Symetra Financial Corp.	53,900	655
Taubman Centers, Inc. (ö)	22,948	1,771
TCF Financial Corp.	13,800	158
TD Ameritrade Holding Corp.	6,800	128
Torchmark Corp.	73,500	3,580
Total System Services, Inc.	185,800	4,370
Travelers Cos., Inc. (The) (Û)	106,200	6,831
UDR, Inc. (ö)	2,700	71
US Bancorp	150,700	4,848
Validus Holdings, Ltd.	27,300	887
Valley National Bancorp	29,500	372
Visa, Inc. Class A	77,200	9,494
Washington Federal, Inc.	30,700	539
Wells Fargo & Co. (Û)	830,999	27,780
Western Union Co. (The)	42,900	789
White Mountains Insurance Group, Ltd.	700	366
WR Berkley Corp.	36,400	1,371
Zions Bancorporation	48,451	988

		407,009

Health Care - 10.8%
Abbott Laboratories	43,556	2,703
Aetna, Inc. (Û)	649,506	28,604
Alexion Pharmaceuticals, Inc. (Æ)	29,500	2,664
Allergan, Inc.	17,800	1,709
AMERIGROUP Corp. Class A (Æ)	700	43
AmerisourceBergen Corp. Class A (Û)	169,800	6,318
Amgen, Inc.	85,500	6,080
Analogic Corp.	6,400	437
Auxilium Pharmaceuticals, Inc. (Æ)	114,506	2,052
Baxter International, Inc.	32,500	1,801
Biogen Idec, Inc. (Æ)(Û)	179,600	24,068
BioMarin Pharmaceutical, Inc. (Æ)	15,000	520

	Principal Amount ($) or Shares	Market Value $
Bio-Rad Laboratories, Inc. Class A (Æ)	7,800	842
Boston Scientific Corp. (Æ)(Û)	918,900	5,752
Bristol-Myers Squibb Co.	60,400	2,016
Cardinal Health, Inc. (Û)	291,834	12,336
CareFusion Corp. (Æ)	138,500	3,589
Celgene Corp. (Æ)	167,600	12,221
Centene Corp. (Æ)	27,500	1,089
Cerner Corp. (Æ)	26,700	2,165
Charles River Laboratories International, Inc. (Æ)	33,998	1,208
Cigna Corp.	18,300	846
CONMED Corp.	13,700	392
Coventry Health Care, Inc.	132,500	3,974
Covidien PLC	5,800	320
CR Bard, Inc. (Û)	56,600	5,601
Cubist Pharmaceuticals, Inc. (Æ)	43,100	1,822
Dentsply International, Inc.	17,100	702
Eli Lilly & Co. (Û)	254,795	10,546
Gilead Sciences, Inc. (Æ)(Û)	333,800	17,361
Health Net, Inc. (Æ)	19,508	695
Henry Schein, Inc. (Æ)	15,400	1,182
Hill-Rom Holdings, Inc.	14,687	477
Humana, Inc. (Û)	309,499	24,970
IDEXX Laboratories, Inc. (Æ)	2,400	211
Illumina, Inc. (Æ)	3,000	134
Intuitive Surgical, Inc. (Æ)(Û)	14,150	8,182
Johnson & Johnson (Û)	341,300	22,215
Laboratory Corp. of America Holdings (Æ)	7,700	677
Magellan Health Services, Inc. (Æ)	23,400	1,036
McKesson Corp.	161,800	14,790
Medicis Pharmaceutical Corp. Class A	27,000	1,039
Medtronic, Inc.	5,100	195
Merck & Co., Inc.	164,931	6,472
Molina Healthcare, Inc. (Æ)	57,700	1,480
Omnicare, Inc.	3,700	129
Perrigo Co.	5,100	535
Pfizer, Inc. (Û)	1,419,309	32,545
Pharmacyclics, Inc. (Æ)	28,888	796
Quest Diagnostics, Inc.	3,500	202
Regeneron Pharmaceuticals, Inc. (Æ)	10,065	1,361
St. Jude Medical, Inc.	17,100	662
Teleflex, Inc.	18,000	1,128
Thermo Fisher Scientific, Inc.	7,400	412
Thoratec Corp. (Æ)	48,800	1,699
UnitedHealth Group, Inc.	187,500	10,528
Varian Medical Systems, Inc. (Æ)	600	38
Warner Chilcott PLC Class A (Æ)	330,000	7,177
Watson Pharmaceuticals, Inc. Class B (Æ)	90,920	6,852
WellCare Health Plans, Inc. (Æ)	59,700	3,652
WellPoint, Inc. (Û)	172,200	11,679
Zimmer Holdings, Inc.	2,400	151

		323,082

Materials and Processing - 5.3%
Agrium, Inc.	52,900	4,650
Air Products & Chemicals, Inc.	9,800	838
Airgas, Inc.	20,100	1,842

Russell U.S. Quantitative Equity Fund	21

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Albemarle Corp.	2,600	170
Alcoa, Inc. (Û)	336,900	3,278
Allegheny Technologies, Inc.	91,025	3,909
Aptargroup, Inc.	4,500	245
Ashland, Inc.	28,900	1,904
Ball Corp.	28,600	1,194
Brown-Forman Corp. Class B - ADR	13,500	1,166
Carpenter Technology Corp.	12,800	712
Celanese Corp. Class A	19,100	926
CF Industries Holdings, Inc.	84,768	16,365
Chemtura Corp. (Æ)	112,500	1,915
Cliffs Natural Resources, Inc.	4,100	255
Commercial Metals Co.	109,456	1,618
Crown Holdings, Inc. (Æ)	23,100	854
Domtar Corp.	31,300	2,738
Dow Chemical Co. (The)	3,400	115
Eastman Chemical Co. (Û)	141,409	7,632
Ecolab, Inc.	49,100	3,127
EI du Pont de Nemours & Co.	51,900	2,775
Fastenal Co.	51,300	2,402
Freeport-McMoRan Copper & Gold, Inc. (Û)	224,356	8,593
International Flavors & Fragrances, Inc.	4,800	289
International Paper Co.	4,400	147
LyondellBasell Industries NV Class A	227,553	9,507
Masco Corp.	38,000	501
MeadWestvaco Corp.	160,980	5,122
Monsanto Co.	15,400	1,173
Mosaic Co. (The)	700	37
Newmont Mining Corp.	7,500	357
Nucor Corp.	32,300	1,267
Owens Corning (Æ)	4,600	158
Owens-Illinois, Inc. (Æ)	33,900	788
Post Holdings, Inc. (Æ)	550	16
PPG Industries, Inc. (Û)	306,826	32,290
Praxair, Inc.	22,500	2,603
Precision Castparts Corp.	6,600	1,164
Reliance Steel & Aluminum Co.	10,800	604
Rock-Tenn Co. Class A	6,900	430
Rockwood Holdings, Inc. (Æ)	46,710	2,585
Royal Gold, Inc.	20,100	1,245
RPM International, Inc.	16,100	428
Sealed Air Corp.	113,627	2,179
Sherwin-Williams Co. (The)	44,080	5,302
Sigma-Aldrich Corp.	33,000	2,340
Southern Copper Corp.	20,000	658
Steel Dynamics, Inc.	22,400	286
Timken Co.	89,193	5,040
Titanium Metals Corp.	5,300	78
Valspar Corp.	62,500	3,197
WR Grace & Co. (Æ)	161,855	9,648

		158,662

Producer Durables - 11.1%
3M Co.	3,600	322
Accenture PLC Class A	301,090	19,556
AGCO Corp. (Æ)	113,600	5,290

	Principal Amount ($) or Shares	Market Value $
Agilent Technologies, Inc.	3,500	148
Alaska Air Group, Inc. (Æ)	12,600	426
Ametek, Inc.	32,400	1,631
AO Smith Corp.	59,587	2,836
Automatic Data Processing, Inc.	60,500	3,365
Babcock & Wilcox Co. (The) (Æ)	82,800	2,037
BE Aerospace, Inc. (Æ)	14,300	672
Boeing Co. (The) (Û)	121,600	9,339
Booz Allen Hamilton Holding Corp. Class A	28,400	486
Brink’s Co. (The)	7,700	196
Carlisle Cos., Inc.	19,900	1,096
Caterpillar, Inc.	211,556	21,742
CH Robinson Worldwide, Inc.	5,300	317
Chicago Bridge & Iron Co. NV	153,843	6,834
Cintas Corp.	65,400	2,562
Con-way, Inc.	149,116	4,846
Copa Holdings SA Class A	7,800	634
Copart, Inc. (Æ)	39,600	1,046
Corporate Executive Board Co. (The)	24,400	1,009
Corrections Corp. of America	10,900	315
Crane Co.	6,300	278
CSX Corp.	75,900	1,693
Cummins, Inc.	73,740	8,541
Danaher Corp.	8,900	482
Deere & Co.	24,800	2,042
Delta Air Lines, Inc. (Æ)	1,382,100	15,148
Donaldson Co., Inc.	20,000	693
Dover Corp.	34,500	2,162
Eaton Corp.	74,600	3,594
EMCOR Group, Inc.	67,700	1,985
FedEx Corp. (Û)	198,991	17,559
Flowserve Corp.	1,200	138
Fluor Corp. (Û)	82,600	4,770
Gardner Denver, Inc.	12,000	782
GATX Corp.	14,100	604
General Cable Corp. (Æ)	10,400	306
General Dynamics Corp.	38,500	2,599
General Electric Co. (Û)	1,455,620	28,501
Genpact, Ltd. (Æ)	42,400	707
Goodrich Corp.	8,300	1,041
Graco, Inc.	800	43
GrafTech International, Ltd. (Æ)	48,900	574
Gulfmark Offshore, Inc. Class A (Æ)	24,393	1,175
Honeywell International, Inc.	32,200	1,953
IHS, Inc. Class A (Æ)	2,500	253
Iron Mountain, Inc.	54,500	1,655
Itron, Inc. (Æ)	66,270	2,704
JB Hunt Transport Services, Inc.	5,000	277
Joy Global, Inc.	15,700	1,111
Kansas City Southern	15,900	1,225
KBR, Inc. (Û)	201,000	6,806
Kennametal, Inc.	10,700	452
Kirby Corp. (Æ)	20,100	1,334
Knight Transportation, Inc.	68,600	1,126
L-3 Communications Holdings, Inc.	8,100	596
Landstar System, Inc.	17,100	916

22	Russell U.S. Quantitative Equity Fund

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Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Lexmark International, Inc. Class A	46,198	1,391
Lincoln Electric Holdings, Inc.	13,800	676
Liquidity Services, Inc. (Æ)	30,100	1,605
Lockheed Martin Corp. (Û)	86,400	7,823
Manitowoc Co., Inc. (The)	45,400	629
Manpower, Inc.	115,500	4,920
Mettler-Toledo International, Inc. (Æ)	2,000	359
MSC Industrial Direct Co., Inc. Class A	64,629	4,764
Navistar International Corp. (Æ)	85,000	2,886
Norfolk Southern Corp.	18,800	1,371
Northrop Grumman Corp.	107,200	6,784
Oshkosh Corp. (Æ)	22,900	523
PACCAR, Inc.	10,000	430
Parker Hannifin Corp.	101,663	8,915
Paychex, Inc.	24,700	765
Pentair, Inc.	9,000	390
Quanta Services, Inc. (Æ)	7,000	155
Raytheon Co. (Û)	135,100	7,314
Robert Half International, Inc.	10,300	307
Rockwell Automation, Inc.	900	70
Roper Industries, Inc.	7,300	744
RR Donnelley & Sons Co.	55,172	690
Ryder System, Inc.	97,746	4,762
Shaw Group, Inc. (The) (Æ)	69,200	2,095
Stanley Black & Decker, Inc.	83,562	6,113
Stericycle, Inc. (Æ)	3,500	303
Terex Corp. (Æ)	15,600	353
Textron, Inc.	202,100	5,384
Towers Watson & Co. Class A	15,500	1,014
TransDigm Group, Inc. (Æ)	38,290	4,829
Trimble Navigation, Ltd. (Æ)	3,000	162
Trinity Industries, Inc.	30,300	897
Tyco International, Ltd.	289,581	16,254
Union Pacific Corp. (Û)	125,970	14,164
United Continental Holdings, Inc. (Æ)	6,100	134
United Parcel Service, Inc. Class B	1,600	125
United Technologies Corp.	3,900	318
URS Corp.	133,434	5,512
UTi Worldwide, Inc.	83,305	1,389
Verisk Analytics, Inc. Class A (Æ)	30,300	1,483
Wabtec Corp.	7,100	552
Waste Connections, Inc.	20,550	662
Werner Enterprises, Inc.	160,904	3,800
WESCO International, Inc. (Æ)	5,500	365
WW Grainger, Inc.	16,040	3,333
Xylem, Inc.	130,066	3,626

		333,670

Technology - 19.1%
Activision Blizzard, Inc. (Û)	480,900	6,189
Adobe Systems, Inc. (Æ)	63,400	2,128
Akamai Technologies, Inc. (Æ)	4,300	140
Amdocs, Ltd.	165,200	5,286
Analog Devices, Inc.	10,200	398
Ansys, Inc. (Æ)	2,200	148
AOL, Inc. (Æ)	6,100	153
Apple, Inc. (Æ)(Û)	224,181	130,975

	Principal Amount ($) or Shares	Market Value $
Autodesk, Inc. (Æ)(Û)	155,700	6,130
Avago Technologies, Ltd.	23,900	824
Avnet, Inc. (Æ)	132,243	4,771
BMC Software, Inc. (Æ)	358,320	14,784
Broadcom Corp. Class A (Æ)	7,900	289
Brocade Communications Systems, Inc. (Æ)	91,400	506
CA, Inc. (Û)	209,100	5,524
Cadence Design Systems, Inc. (Æ)	575,644	6,718
Ciena Corp. (Æ)	186,600	2,765
Cisco Systems, Inc. (Û)	1,972,937	39,755
Citrix Systems, Inc. (Æ)	5,200	445
Cognizant Technology Solutions Corp. Class A (Æ)	12,900	946
Computer Sciences Corp.	179,843	5,046
Comverse Technology, Inc. (Æ)	210,100	1,355
Crown Castle International Corp. (Æ)	6,700	379
Cypress Semiconductor Corp. (Æ)	6,400	99
Dell, Inc. (Æ)	110,800	1,814
DST Systems, Inc.	2,300	129
Electronic Arts, Inc. (Æ)	414,788	6,379
EMC Corp. (Æ)	3,600	102
Emulex Corp. (Æ)	127,200	1,104
Equinix, Inc. (Æ)	14,399	2,364
F5 Networks, Inc. (Æ)	30,900	4,138
Fortinet, Inc. (Æ)	238,200	6,222
Gartner, Inc. (Æ)	80,300	3,517
Google, Inc. Class A (Æ)	18,800	11,378
Hewlett-Packard Co. (Û)	267,500	6,623
IAC/InterActiveCorp	210,008	10,112
Informatica Corp. (Æ)	2,100	97
Ingram Micro, Inc. Class A (Æ)	51,815	1,008
Integrated Device Technology, Inc. (Æ)	234,100	1,585
Intel Corp. (Û)	691,900	19,650
International Business Machines Corp. (Û)	136,530	28,273
Intersil Corp. Class A	165,923	1,704
Intuit, Inc.	184,002	10,667
Jabil Circuit, Inc.	21,400	502
JDS Uniphase Corp. (Æ)	169,810	2,063
KLA-Tencor Corp.	35,700	1,862
Lam Research Corp. (Æ)	17,600	733
Lambda TD Software, Inc. (Æ)	118,736	1,369
Linear Technology Corp.	4,700	154
LSI Corp. (Æ)(Û)	1,934,234	15,551
Maxim Integrated Products, Inc.	155,200	4,591
Mentor Graphics Corp. (Æ)	165,389	2,390
Microchip Technology, Inc.	47,100	1,665
MICROS Systems, Inc. (Æ)	17,500	995
Microsoft Corp. (Û)	1,577,111	50,499
MicroStrategy, Inc. Class A (Æ)	12,130	1,696
MKS Instruments, Inc.	12,200	337
Molex, Inc.	11,200	309
Motorola Solutions, Inc. (Û)	176,556	9,010
NCR Corp. (Æ)	253,512	5,958
NetApp, Inc. (Æ)(Û)	112,370	4,363
NetSuite, Inc. (Æ)	27,700	1,229
NeuStar, Inc. Class A (Æ)	19,900	723

Russell U.S. Quantitative Equity Fund	23

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Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Novellus Systems, Inc. (Æ)	61,623	2,881
Nuance Communications, Inc. (Æ)	97,100	2,373
NVIDIA Corp. (Æ)	10,100	131
OmniVision Technologies, Inc. (Æ)	85,500	1,575
Oracle Corp.	942,647	27,704
Polycom, Inc. (Æ)	98,000	1,300
QLogic Corp. (Æ)	7,800	135
QUALCOMM, Inc.	46,700	2,981
Rackspace Hosting, Inc. (Æ)	26,496	1,539
Red Hat, Inc. (Æ)	123,820	7,381
Research In Motion, Ltd. (Æ)	91,700	1,311
Riverbed Technology, Inc. (Æ)	5,100	101
SAIC, Inc.	620,762	7,548
Salesforce.com, Inc. (Æ)	1,500	234
SanDisk Corp. (Æ)	24,100	892
SBA Communications Corp. Class A (Æ)	4,000	215
Seagate Technology PLC	77,100	2,372
Silicon Laboratories, Inc. (Æ)	7,400	263
Symantec Corp. (Æ)(Û)	565,800	9,347
Synopsys, Inc. (Æ)	298,133	8,947
Tech Data Corp. (Æ)	9,300	500
Tellabs, Inc.	572,862	2,160
Teradata Corp. (Æ)	25,300	1,765
Teradyne, Inc. (Æ)	47,600	819
Tessera Technologies, Inc.	50,570	791
Texas Instruments, Inc.	35,900	1,147
TIBCO Software, Inc. (Æ)	25,200	829
VMware, Inc. Class A (Æ)(Û)	79,078	8,835
Western Digital Corp. (Æ)(Û)	413,057	16,031
Xilinx, Inc.	39,300	1,430
Zynga, Inc. Class A (Æ)	79,957	667

		572,822

Utilities - 8.5%
AES Corp. (The) (Æ)	760,300	9,519
AGL Resources, Inc.	45,300	1,786
Alliant Energy Corp.	3,300	149
Ameren Corp.	459,609	15,071
American Electric Power Co., Inc.	126,200	4,902
American Water Works Co., Inc.	38,612	1,322
AT&T, Inc. (Û)	1,170,900	38,534
Calpine Corp. (Æ)	102,387	1,920
CenterPoint Energy, Inc.	59,600	1,204
CenturyLink, Inc.	68,170	2,629
CMS Energy Corp.	49,700	1,143
Consolidated Edison, Inc.	20,100	1,195
Dominion Resources, Inc.	71,300	3,721
DTE Energy Co.	113,700	6,410
Duke Energy Corp.	25,000	536
Edison International (Û)	321,959	14,169
El Paso LLC	407,707	12,097
Energen Corp.	17,900	938
Entergy Corp. (Û)	80,400	5,271
Exelon Corp.	78,474	3,061
FirstEnergy Corp. (Û)	341,693	15,998
Frontier Communications Corp.	1,100,800	4,447
GenOn Energy, Inc. (Æ)	216,900	462

	Principal Amount ($) or Shares	Market Value $
Great Plains Energy, Inc.	6,500	133
ITC Holdings Corp.	6,200	480
MetroPCS Communications, Inc. (Æ)	338,075	2,468
National Fuel Gas Co.	8,202	388
New Jersey Resources Corp.	5,100	220
Nexen, Inc.	98,600	1,908
NextEra Energy, Inc.	55,400	3,565
NII Holdings, Inc. (Æ)	119,770	1,676
NiSource, Inc.	275,686	6,796
Northeast Utilities	11,765	433
NRG Energy, Inc. (Æ)	44,900	763
NV Energy, Inc.	416,157	6,929
OGE Energy Corp.	5,300	286
ONEOK, Inc.	32,000	2,748
Pepco Holdings, Inc.	8,700	165
PG&E Corp.	230,757	10,195
Pinnacle West Capital Corp.	150,255	7,265
PPL Corp. (Û)	235,100	6,430
Progress Energy, Inc. Class D	94,520	5,030
Public Service Enterprise Group, Inc. (Û)	207,500	6,464
Questar Corp.	116,929	2,309
SCANA Corp.	19,100	881
Sempra Energy	13,100	848
Southern Co.	30,700	1,410
Sprint Nextel Corp. (Æ)	1,672,600	4,148
Telephone & Data Systems, Inc.	107,068	2,601
Time Warner Telecom, Inc. Class A (Æ)	8,000	174
US Cellular Corp. (Æ)	2,900	114
Vectren Corp.	17,900	527
Verizon Communications, Inc. (Û)	701,946	28,345
Westar Energy, Inc.	6,100	175
Wisconsin Energy Corp.	26,400	973
Xcel Energy, Inc.	52,600	1,423

		254,754

Total Common Stocks (cost $2,700,060)		3,181,207

Short-Term Investments - 2.2%
Russell U.S. Cash Management Fund	65,236,604	65,236

Total Short-Term Investments (cost $65,236)		65,236

Total Investments - 108.4% (identified cost $2,765,296)		3,246,443

Securities Sold Short - (8.5)%
Consumer Discretionary - (1.7)%
Amazon.com, Inc. (Æ)	(9,000)	(2,087)
BorgWarner, Inc. (Æ)	(43,600)	(3,446)
Cabela’s, Inc. (Æ)	(60,800)	(2,299)
CarMax, Inc. (Æ)	(255,600)	(7,890)
DreamWorks Animation SKG, Inc. Class A (Æ)	(184,000)	(3,314)
eBay, Inc. (Æ)	(78,300)	(3,214)
Gaylord Entertainment Co. (Æ)	(58,300)	(1,835)
Gentex Corp.	(130,892)	(2,876)

24	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Hyatt Hotels Corp. Class A (Æ)	(86,600)	(3,726)
Iconix Brand Group, Inc. (Æ)	(23,700)	(364)
Lennar Corp. Class A	(100,800)	(2,796)
Life Time Fitness, Inc. (Æ)	(8,600)	(400)
Liz Claiborne, Inc. (Æ)	(87,400)	(1,171)
MGM Resorts International (Æ)	(127,800)	(1,715)
Netflix, Inc. (Æ)	(17,900)	(1,435)
PulteGroup, Inc. (Æ)	(38,800)	(382)
Shutterfly, Inc. (Æ)	(63,093)	(1,964)
Tiffany & Co.	(25,200)	(1,725)
Toll Brothers, Inc. (Æ)	(192,300)	(4,885)
WABCO Holdings, Inc. (Æ)	(51,900)	(3,271)

		(50,795)

Consumer Staples - (0.1)%
Boston Beer Co., Inc. Class A (Æ)	(11,080)	(1,145)
Pilgrim’s Pride Corp. (Æ)	(23,960)	(171)
Snyders-Lance, Inc.	(113,837)	(2,946)

		(4,262)

Energy - (1.1)%
Clayton Williams Energy, Inc. (Æ)	(9,500)	(699)
Cobalt International Energy, Inc. (Æ)	(136,133)	(3,643)
Dril-Quip, Inc. (Æ)	(9,100)	(613)
Forest Oil Corp. (Æ)	(253,554)	(3,377)
Golar LNG, Ltd.	(46,300)	(1,712)
McMoRan Exploration Co. (Æ)	(107,600)	(947)
Quicksilver Resources, Inc. (Æ)	(429,131)	(2,017)
Range Resources Corp.	(41,400)	(2,760)
SandRidge Energy, Inc. (Æ)	(623,400)	(4,981)
Southwestern Energy Co. (Æ)	(57,800)	(1,825)
Spectra Energy Corp.	(139,500)	(4,288)
Ultra Petroleum Corp. (Æ)	(190,900)	(3,772)
World Fuel Services Corp.	(31,700)	(1,397)

		(32,031)

Financial Services - (0.9)%
Annaly Capital Management, Inc. (ö)	(198,000)	(3,231)
Anworth Mortgage Asset Corp. (ö)	(173,250)	(1,168)
Ares Capital Corp.	(10,100)	(162)
Cash America International, Inc.	(13,000)	(608)
CoreLogic, Inc. (Æ)	(200,107)	(3,342)
Eaton Vance Corp.	(47,706)	(1,255)
Erie Indemnity Co. Class A	(10,221)	(786)
Financial Engines, Inc. (Æ)	(38,000)	(868)
First Cash Financial Services, Inc. (Æ)	(34,991)	(1,433)
Howard Hughes Corp. (The) (Æ)	(49,141)	(3,298)
New York Community Bancorp, Inc.	(356,500)	(4,809)
Plum Creek Timber Co., Inc. (ö)	(120,700)	(5,074)

		(26,034)

Health Care - (1.3)%
Air Methods Corp. (Æ)	(15,200)	(1,279)
Akorn, Inc. (Æ)	(126,600)	(1,536)
Brookdale Senior Living, Inc. Class A (Æ)	(121,677)	(2,313)
Cerner Corp. (Æ)	(67,300)	(5,457)

	Principal Amount ($) or Shares	Market Value $
Dentsply International, Inc.	(128,300)	(5,268)
Halozyme Therapeutics, Inc. (Æ)	(215,317)	(1,742)
HealthSouth Corp. (Æ)	(82,100)	(1,838)
Insulet Corp. (Æ)	(42,200)	(754)
MEDNAX, Inc. (Æ)	(25,300)	(1,777)
MWI Veterinary Supply, Inc. (Æ)	(33,212)	(3,135)
Neogen Corp. (Æ)	(69,200)	(2,698)
NxStage Medical, Inc. (Æ)	(43,300)	(736)
PDL BioPharma, Inc.	(202,930)	(1,277)
Perrigo Co.	(17,600)	(1,846)
Select Medical Holdings Corp. (Æ)	(179,946)	(1,542)
STERIS Corp.	(28,025)	(880)
VCA Antech, Inc. (Æ)	(136,700)	(3,234)
Vertex Pharmaceuticals, Inc. (Æ)	(55,100)	(2,120)

		(39,432)

Materials and Processing - (0.9)%
AMCOL International Corp.	(53,900)	(1,777)
Calgon Carbon Corp. (Æ)	(57,557)	(797)
Ecolab, Inc.	(110,700)	(7,051)
Globe Specialty Metals, Inc.	(151,300)	(2,018)
Hecla Mining Co.	(132,600)	(568)
International Flavors & Fragrances, Inc.	(48,100)	(2,896)
Louisiana-Pacific Corp. (Æ)	(140,500)	(1,272)
Martin Marietta Materials, Inc.	(23,400)	(1,939)
Sigma-Aldrich Corp.	(67,500)	(4,786)
Stillwater Mining Co. (Æ)	(100,228)	(1,075)
Texas Industries, Inc.	(27,000)	(907)
Titanium Metals Corp.	(52,500)	(775)

		(25,861)

Producer Durables - (0.6)%
Convergys Corp.	(106,000)	(1,417)
FARO Technologies, Inc. (Æ)	(27,500)	(1,539)
Geo Group, Inc. (The) (Æ)	(31,226)	(647)
Healthcare Services Group, Inc.	(14,118)	(300)
IHS, Inc. Class A (Æ)	(45,900)	(4,639)
Mobile Mini, Inc. (Æ)	(24,400)	(460)
National Instruments Corp.	(103,900)	(2,826)
Stericycle, Inc. (Æ)	(41,500)	(3,594)
Waste Connections, Inc.	(71,400)	(2,301)
Waste Management, Inc.	(43,700)	(1,495)

		(19,218)

Technology - (1.8)%
Bottomline Technologies, Inc. (Æ)	(43,300)	(1,019)
Cavium, Inc. (Æ)	(14,000)	(410)
Cognex Corp.	(4,077)	(164)
Compuware Corp. (Æ)	(57,900)	(505)
Cymer, Inc. (Æ)	(11,000)	(570)
DealerTrack Holdings, Inc. (Æ)	(54,026)	(1,612)
Diodes, Inc. (Æ)	(81,300)	(1,812)
Electronic Arts, Inc. (Æ)	(268,200)	(4,125)
Equinix, Inc. (Æ)	(13,500)	(2,217)
Fortinet, Inc. (Æ)	(91,700)	(2,395)
Hittite Microwave Corp. (Æ)	(55,816)	(2,988)

Russell U.S. Quantitative Equity Fund	25

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

II-VI, Inc. (Æ)	(110,870)	(2,263)
Informatica Corp. (Æ)	(55,700)	(2,563)
InterDigital, Inc.	(49,234)	(1,365)
IPG Photonics Corp. (Æ)	(23,508)	(1,138)
Microchip Technology, Inc.	(132,200)	(4,672)
NetSuite, Inc. (Æ)	(89,600)	(3,976)
Power Integrations, Inc.	(32,100)	(1,216)
Rackspace Hosting, Inc. (Æ)	(48,700)	(2,829)
Salesforce.com, Inc. (Æ)	(30,100)	(4,687)
ScanSource, Inc. (Æ)	(76,532)	(2,522)
SS&C Technologies Holdings, Inc. (Æ)	(41,385)	(984)
Synchronoss Technologies, Inc. (Æ)	(46,000)	(1,440)
Texas Instruments, Inc.	(91,600)	(2,926)
VeriFone Systems, Inc. (Æ)	(38,500)	(1,834)

		(52,232)

Utilities - (0.1)%
j2 Global, Inc.	(14,900)	(385)
TransCanada Corp.	(75,200)	(3,307)

		(3,692)

Total Securities Sold Short (proceeds $239,397)		(253,557)

Other Assets and Liabilities, Net - 0.1%		2,509

Net Assets - 100.0%		2,995,395

See accompanying notes which are an integral part of the financial statements.

26	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 1000 Mini Index Futures (CME)	102	USD	7,867	06/12	55
S&P 500 E-Mini Index Futures (CME)	774	USD	53,933	06/12	290
S&P 500 Index Futures (CME)	13	USD	4,529	06/12	87
S&P Midcap 400 E-Mini Index Futures (CME)	56	USD	5,542	06/12	58

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					490

Presentation of Portfolio Holdings — April 30, 2012 (Unaudited)

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$491,823	$—	$—	$491,823	16.4
Consumer Staples	287,289	—	—	287,289	9.6
Energy	352,096	—	—	352,096	11.8
Financial Services	407,009	—	—	407,009	13.6
Health Care	323,082	—	—	323,082	10.8
Materials and Processing	158,662	—	—	158,662	5.3
Producer Durables	333,670	—	—	333,670	11.1
Technology	572,822	—	—	572,822	19.1
Utilities	254,754	—	—	254,754	8.5
Short-Term Investments	—	65,236	—	65,236	2.2

Total Investments	3,181,207	65,236	—	3,246,443	108.4

Securities Sold Short**	(253,557)	—	—	(253,557)	(8.5)
Other Assets and Liabilities, Net					0.1

					100.0

Other Financial Instruments
Futures Contracts	490	—	—	490	—	*

Total Other Financial Instruments***	$490	$—	$—	$490

*	Less than .05% of net assets.
**	Refer to Schedule of Investments for detailed sector breakout.
***	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of Levels 1, 2 and 3 during the period ended April 30, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Quantitative Equity Fund	27

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Fair Value of Derivative Instruments — April 30, 2012 (Unaudited)

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$490

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$11,926

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(2,620)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

28	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Statement of Assets and Liabilities — April 30, 2012 (Unaudited)

Amounts in thousands

Assets
Investments, at identified cost	$2,765,296
Investments, at market*	3,246,443
Cash (restricted)	5,000
Receivables:
Dividends and interest	2,960
Dividends from affiliated Russell money market funds	7
Investments sold	26,832
Fund shares sold	3,876
Prepaid expenses	875

Total assets	3,285,993

Liabilities
Payables:
Investments purchased	29,287
Fund shares redeemed	5,263
Accrued fees to affiliates	1,796
Other accrued expenses	379
Daily variation margin on futures contracts	281
Dividends for securities sold short	35
Securities sold short, at market value**	253,557

Total liabilities	290,598

Net Assets	$2,995,395

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Quantitative Equity Fund	29

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Statement of Assets and Liabilities, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,372
Accumulated net realized gain (loss)	(824,465)
Unrealized appreciation (depreciation) on:
Investments	481,147
Futures contracts	490
Securities sold short	(14,160)
Shares of beneficial interest	900
Additional paid-in capital	3,350,111

Net Assets	$2,995,395

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(a)	$33.27
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$35.30
Class A — Net assets	$19,550,782
Class A — Shares outstanding ($.01 par value)	587,576
Net asset value per share: Class C(a)	$33.12
Class C — Net assets	$46,665,702
Class C — Shares outstanding ($.01 par value)	1,408,918
Net asset value per share: Class E(a)	$33.25
Class E — Net assets	$56,131,496
Class E — Shares outstanding ($.01 par value)	1,688,334
Net asset value per share: Class I(a)	$33.28
Class I — Net assets	$372,872,504
Class I — Shares outstanding ($.01 par value)	11,204,077
Net asset value per share: Class S(a)	$33.30
Class S — Net assets	$1,350,220,598
Class S — Shares outstanding ($.01 par value)	40,547,490
Net asset value per share: Class Y(a)	$33.29
Class Y — Net assets	$1,149,953,438
Class Y — Shares outstanding ($.01 par value)	34,547,294
Amounts in thousands

* Investments in affiliates, Russell U.S. Cash Management Fund	$65,236
** Proceeds on securities sold short	$239,397
(a) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

30	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Statement of Operations — For the Period Ended April 30, 2012 (Unaudited)

Amounts in thousands

Investment Income
Dividends	$30,973
Dividends from affiliated Russell money market funds	38

Total investment income	31,011

Expenses
Advisory fees	7,933
Administrative fees	716
Custodian fees	260
Distribution fees - Class A	23
Distribution fees - Class C	178
Transfer agent fees - Class A	17
Transfer agent fees - Class C	43
Transfer agent fees - Class E	49
Transfer agent fees - Class I	183
Transfer agent fees - Class S	1,137
Transfer agent fees - Class Y	25
Professional fees	71
Registration fees	93
Shareholder servicing fees - Class C	59
Shareholder servicing fees - Class E	69
Trustees’ fees	29
Printing fees	34
Dividends from securities sold short	2,198
Interest expense paid on securities sold short	614
Miscellaneous	39

Expenses before reductions	13,770
Expense reductions	(16)

Net expenses	13,754

Net investment income (loss)	17,257

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	142,363
Futures contracts	11,926
Securities sold short	(16,019)
Foreign currency-related transactions	(1)

Net realized gain (loss)	138,269

Net change in unrealized appreciation (depreciation) on:
Investments	225,095
Futures contracts	(2,620)
Securities sold short	(17,347)

Net change in unrealized appreciation (depreciation)	205,128

Net realized and unrealized gain (loss)	343,397

Net Increase (Decrease) in Net Assets from Operations	$360,654

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Quantitative Equity Fund	31

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Statements of Changes in Net Assets

Amounts in thousands	Period Ended April 30, 2012 (Unaudited)	Fiscal Year Ended October 31, 2011

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$17,257	$32,373
Net realized gain (loss)	138,269	339,789
Net change in unrealized appreciation (depreciation)	205,128	(60,257)

Net increase (decrease) in net assets from operations	360,654	311,905

Distributions
From net investment income
Class A	(80)	(144)
Class C	(59)	(111)
Class E	(245)	(518)
Class I	(2,154)	(4,672)
Class S	(6,970)	(11,913)
Class Y	(7,170)	(14,936)

Net decrease in net assets from distributions	(16,678)	(32,294)

Share Transactions
Net increase (decrease) in net assets from share transactions	(200,237)	(324,406)
Fund Reimbursements	—	33

Total Net Increase (Decrease) in Net Assets	143,739	(44,762)

Net Assets
Beginning of period	2,851,656	2,896,418

End of period	$2,995,395	$2,851,656

Undistributed (overdistributed) net investment income included in net assets	$1,372	$793

See accompanying notes which are an integral part of the financial statements.

32	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Statement of Cash Flows* — For the Period Ended April 30, 2012 (Unaudited)

Amounts in thousands

Increase (decrease) in Cash

Cash flows from operating activities
Net increase in net assets from operations	$360,654
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities
Purchase of investment securities	(1,757,971)
Proceeds from disposition of investment securities	1,956,905
Sale of short-term investment securities, net	(10,128)
Increase in cash collateral for futures contracts	2,500
Decrease in receivables for dividends and interest	99
Decrease in receivables for investments sold	9,527
Increase in prepaid expenses	(593)
Increase in payables for fund shares redeemed	438
Increase in payables for accrued fees to affiliates	90
Decrease in payables for other accrued expenses	(57)
Decrease in payables for dividends from securities sold short	(13)
Decrease in payables for daily variation margin on futures contracts	(1,303)
Change in unrealized appreciation on securities on investments	(207,748)
Net realized loss on investments	(126,343)

Net cash provided by operating activities	226,057

Cash flows from financing activities
Proceeds from shares sold	205,995
Payments for shares redeemed	(431,771)
Cash distributions paid	(281)

Net cash used in financing activities	(226,057)

Net increase in cash	—

Cash
Beginning balance	—

Ending balance	$—

Noncash financing activities not included herein consist of reinvestments of distributions of $16,696.

*	The Russell U.S. Quantitative Equity Fund is the only fund presented herein required to present a Statement of Cash Flows.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Quantitative Equity Fund	33

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Class A
April 30, 2012*	29.57	.14	3.69	3.83	(.13)	—
October 31, 2011	26.98	.23	2.59	2.82	(.23)	—
October 31, 2010	23.94	.23	3.07	3.30	(.26)	—
October 31, 2009	22.26	.25	1.68	1.93	(.25)	—
October 31, 2008(3)	30.15	.01	(7.88)	(7.87)	(.02)	—
Class C
April 30, 2012*	29.45	.02	3.69	3.71	(.04)	—
October 31, 2011	26.91	.01	2.58	2.59	(.05)	—
October 31, 2010	23.89	.04	3.06	3.10	(.08)	—
October 31, 2009	22.23	.10	1.64	1.74	(.08)	—
October 31, 2008(3)	30.15	(.02)	(7.89)	(7.91)	(.01)	—
Class E
April 30, 2012*	29.54	.15	3.70	3.85	(.14)	—
October 31, 2011	26.96	.26	2.57	2.83	(.25)	—
October 31, 2010	23.92	.26	3.07	3.33	(.29)	—
October 31, 2009	22.26	.28	1.65	1.93	(.27)	—
October 31, 2008	40.29	.29	(14.34)	(14.05)	(.26)	(3.72)
October 31, 2007	39.35	.31	3.80	4.11	(.33)	(2.84)
Class I
April 30, 2012*	29.57	.19	3.70	3.89	(.18)	—
October 31, 2011	26.98	.33	2.58	2.91	(.32)	—
October 31, 2010	23.95	.32	3.06	3.38	(.35)	—
October 31, 2009	22.29	.34	1.64	1.98	(.32)	—
October 31, 2008	40.30	.38	(14.35)	(13.97)	(.32)	(3.72)
October 31, 2007	39.36	.40	3.81	4.21	(.43)	(2.84)
Class S
April 30, 2012*	29.59	.18	3.70	3.88	(.17)	—
October 31, 2011	27.00	.30	2.59	2.89	(.30)	—
October 31, 2010	23.96	.30	3.07	3.37	(.33)	—
October 31, 2009	22.30	.31	1.65	1.96	(.30)	—
October 31, 2008(3)	30.18	.02	(7.88)	(7.86)	(.02)	—
Class Y
April 30, 2012*	29.58	.20	3.71	3.91	(.20)	—
October 31, 2011	26.99	.36	2.58	2.94	(.35)	—
October 31, 2010	23.96	.35	3.05	3.40	(.37)	—
October 31, 2009	22.29	.34	1.66	2.00	(.33)	—
October 31, 2008	40.30	.36	(14.31)	(13.95)	(.34)	(3.72)
October 31, 2007	39.36	.42	3.80	4.22	(.44)	(2.84)

See accompanying notes which are an integral part of the financial statements.

34	Russell U.S. Quantitative Equity Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.13)	33.27	13.00	19,551	1.26	1.26	.89	61
(.23)	29.57	10.47	18,284	1.26	1.26	.77	142
(.26)	26.98	13.87	17,610	1.26	1.26	.88	102
(.25)	23.94	8.82	17,522	1.31	1.31	1.19	115
(.02)	22.26	(26.11)	14,403	1.26	1.26	.32	118

(.04)	33.12	12.60	46,666	2.01	2.01	.15	61
(.05)	29.45	9.63	48,096	2.01	2.01	.04	142
(.08)	26.91	12.98	61,826	2.01	2.01	.14	102
(.08)	23.89	7.91	71,301	2.06	2.06	.49	115
(.01)	22.23	(26.23)	82,787	2.01	2.00	(.43)	118

(.14)	33.25	13.04	56,131	1.26	1.20	.94	61
(.25)	29.54	10.55	51,877	1.27	1.19	.89	142
(.29)	26.96	13.99	67,618	1.26	1.15	1.01	102
(.27)	23.92	8.86	79,008	1.31	1.18	1.35	115
(3.98)	22.26	(38.26)	86,593	1.20	1.15	.94	118
(3.17)	40.29	11.11	61,842	1.09	1.07	.79	121

(.18)	33.28	13.21	372,873	.93	.93	1.23	61
(.32)	29.57	10.83	374,489	.93	.93	1.13	142
(.35)	26.98	14.22	476,481	.93	.91	1.26	102
(.32)	23.95	9.12	736,767	.98	.93	1.62	115
(4.04)	22.29	(38.11)	815,038	.96	.93	1.22	118
(3.27)	40.30	11.40	1,369,379	.84	.82	1.04	121

(.17)	33.30	13.16	1,350,221	1.01	1.01	1.13	61
(.30)	29.59	10.74	1,209,861	1.01	1.01	1.02	142
(.33)	27.00	14.14	1,029,950	1.01	1.01	1.15	102
(.30)	23.96	8.98	1,356,163	1.06	1.06	1.46	115
(.02)	22.30	(26.05)	1,245,509	1.02	1.00	.36	118

(.20)	33.29	13.26	1,149,953	.83	.83	1.32	61
(.35)	29.58	10.94	1,149,049	.83	.83	1.21	142
(.37)	26.99	14.30	1,242,933	.83	.83	1.35	102
(.33)	23.96	9.21	1,975,524	.88	.88	1.63	115
(4.06)	22.29	(38.07)	1,882,415	.86	.85	1.27	118
(3.28)	40.30	11.44	371,457	.79	.77	1.09	121

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Quantitative Equity Fund	35

Russell Investment Company

Russell U.S. Growth Fund

Shareholder Expense Example — April 30, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Semi-annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from November 1, 2011 to April 30, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,136.60	$1,014.67
Expenses Paid During Period*	$10.89	$10.27

*	Expenses are equal to the Fund’s annualized expense ratio of 2.05% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,141.65	$1,018.40
Expenses Paid During Period*	$6.92	$6.52

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,142.36	$1,020.29
Expenses Paid During Period*	$4.90	$4.62

*	Expenses are equal to the Fund’s annualized expense ratio of 0.92% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,141.51	$1,019.64
Expenses Paid During Period*	$5.59	$5.27

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

36	Russell U.S. Growth Fund

Russell Investment Company

Russell U.S. Growth Fund

Schedule of Investments — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 92.4%
Consumer Discretionary - 21.8%
Amazon.com, Inc. (Æ)	3,970	921
Apollo Group, Inc. Class A (Æ)	6,808	240
Bed Bath & Beyond, Inc. (Æ)	3,149	222
BorgWarner, Inc. (Æ)	1,700	134
CBS Corp. Class B	13,307	444
Chipotle Mexican Grill, Inc. Class A (Æ)	200	83
Coach, Inc.	2,429	178
Diageo PLC - ADR	4,754	481
Dick’s Sporting Goods, Inc.	3,054	154
Dollar General Corp. (Æ)	5,445	258
eBay, Inc. (Æ)	29,034	1,192
Estee Lauder Cos., Inc. (The) Class A	4,594	300
Ford Motor Co.	20,400	230
Hanesbrands, Inc. (Æ)	10,000	282
Hertz Global Holdings, Inc. (Æ)	26,200	404
Home Depot, Inc.	6,100	316
Johnson Controls, Inc.	15,306	489
Las Vegas Sands Corp.	11,300	627
Limited Brands, Inc.	10,100	502
Lululemon Athletica, Inc. (Æ)	1,400	104
McGraw-Hill Cos., Inc. (The)	7,800	383
MGM Resorts International (Æ)	10,600	142
Michael Kors Holdings, Ltd. (Æ)	2,722	124
Nike, Inc. Class B	2,600	291
priceline.com, Inc. (Æ)	340	259
Ralph Lauren Corp. Class A	1,100	189
Ross Stores, Inc.	2,475	152
Snap-on, Inc.	4,400	275
Stanley Black & Decker, Inc.	4,600	337
Starbucks Corp.	18,140	1,041
Starwood Hotels & Resorts Worldwide, Inc. (Ñ)(ö)	9,470	561
Target Corp.	6,500	377
Tiffany & Co.	1,200	82
TJX Cos., Inc.	4,225	176
Tractor Supply Co.	800	79
Ulta Salon Cosmetics & Fragrance, Inc.	900	79
Under Armour, Inc. Class A (Æ)	3,870	379
VF Corp.	2,249	342
Wal-Mart Stores, Inc.	5,700	336
Walt Disney Co. (The)	7,114	307
Warnaco Group, Inc. (The) (Æ)	4,400	233
Yum! Brands, Inc.	17,130	1,246

		14,951

Consumer Staples - 5.4%
British American Tobacco PLC - ADR	2,941	303
Cia de Bebidas das Americas - ADR	13,010	546
Coca-Cola Co. (The)	13,950	1,065
Colgate-Palmolive Co.	9,070	897
General Mills, Inc.	7,138	278
Kraft Foods, Inc. Class A	9,700	387
Whole Foods Market, Inc.	2,400	199

		3,675

	Principal Amount ($) or Shares	Market Value $
Energy - 8.6%
Anadarko Petroleum Corp.	6,749	494
Cabot Oil & Gas Corp.	4,166	146
Chevron Corp.	3,400	362
Cobalt International Energy, Inc. (Æ)	17,046	456
Exxon Mobil Corp.	11,822	1,021
FMC Technologies, Inc. (Æ)	2,400	113
Forest Oil Corp. (Æ)	23,200	309
Halliburton Co.	5,300	181
Hess Corp.	3,995	208
National Oilwell Varco, Inc.	11,280	855
Noble Energy, Inc.	1,400	139
Schlumberger, Ltd.	15,386	1,141
Southwestern Energy Co. (Æ)	3,000	95
Weatherford International, Ltd. (Æ)	13,387	191
Whiting Petroleum Corp. (Æ)	3,400	195

		5,906

Financial Services - 7.5%
Alert Care Corp. - ADR (Æ)(Ñ)	18,900	231
American Express Co.	11,500	692
Capital One Financial Corp.	5,847	324
Discover Financial Services	8,953	304
Goldman Sachs Group, Inc. (The)	2,114	244
Hartford Financial Services Group, Inc.	18,400	378
Lincoln National Corp.	15,200	377
Mastercard, Inc. Class A	1,000	452
State Street Corp.	15,650	723
Visa, Inc. Class A	9,947	1,223
Western Union Co. (The)	11,854	218

		5,166

Health Care - 9.0%
Abbott Laboratories	2,351	146
Alexion Pharmaceuticals, Inc. (Æ)	1,769	160
Allergan, Inc.	3,100	298
Biogen Idec, Inc. (Æ)	1,000	134
Cerner Corp. (Æ)	8,020	650
Dentsply International, Inc.	9,610	395
Express Scripts Holding Co. (Æ)	6,800	379
Gilead Sciences, Inc. (Æ)	9,669	503
Illumina, Inc. (Æ)	3,132	139
Intuitive Surgical, Inc. (Æ)	900	520
Mylan, Inc. (Æ)	26,310	571
Novo Nordisk A/S - ADR	3,610	531
NuVasive, Inc. (Æ)	10,246	170
Perrigo Co.	4,960	520
Pfizer, Inc.	32,000	734
Valeant Pharmaceuticals International, Inc. (Æ)	2,500	139
WellPoint, Inc.	2,638	179

		6,168

Materials and Processing - 5.4%
Air Products & Chemicals, Inc.	4,000	342
Albemarle Corp.	4,200	274

Russell U.S. Growth Fund	37

Russell Investment Company

Russell U.S. Growth Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Ecolab, Inc.	11,290	719
Freeport-McMoRan Copper & Gold, Inc.	6,758	259
LyondellBasell Industries NV Class A	3,100	129
Masco Corp.	4,600	61
Monsanto Co.	14,672	1,118
Mosaic Co. (The)	6,588	348
Praxair, Inc.	3,230	374
Sherwin-Williams Co. (The)	600	72

		3,696

Producer Durables - 11.4%
Accenture PLC Class A	10,000	650
Automatic Data Processing, Inc.	11,810	657
Burberry Group PLC (Æ)	5,702	274
Caterpillar, Inc.	3,600	370
Cooper Industries PLC	2,779	174
CSX Corp.	14,151	316
Cummins, Inc.	2,100	243
Danaher Corp.	7,100	385
Danone - ADR	32,910	463
Deere & Co.	3,200	264
Delta Air Lines, Inc. (Æ)	22,200	243
FedEx Corp.	6,600	582
Fluor Corp.	5,831	337
General Dynamics Corp.	2,932	198
Honeywell International, Inc.	6,300	382
Joy Global, Inc.	9,424	667
Pentair, Inc.	6,100	264
Rockwell Automation, Inc.	6,737	521
Textron, Inc.	4,861	129
Union Pacific Corp.	1,600	180
United Continental Holdings, Inc. (Æ)	9,000	197
Xylem, Inc.	10,300	287

		7,783

Technology - 23.3%
Acme Packet, Inc. (Æ)(Ñ)	11,554	324
Analog Devices, Inc.	9,700	378
Apple, Inc. (Æ)	7,140	4,171
Avago Technologies, Ltd.	12,200	421
Baidu, Inc. - ADR (Æ)	1,911	254
Citrix Systems, Inc. (Æ)	8,696	744
Cognizant Technology Solutions Corp. Class A (Æ)	2,933	215
EMC Corp. (Æ)	17,033	481
F5 Networks, Inc. (Æ)	2,900	388
Google, Inc. Class A (Æ)	2,752	1,666
International Business Machines Corp.	3,300	683
LSI Corp. (Æ)	12,000	97
Maxim Integrated Products, Inc.	11,500	340
Microsoft Corp.	18,084	579
OpenTable, Inc. (Æ)(Ñ)	6,801	304
QUALCOMM, Inc.	31,385	2,004
Red Hat, Inc. (Æ)	8,580	511

	Principal Amount ($) or Shares		Market Value $
Salesforce.com, Inc. (Æ)	3,964		617
SAP AG - ADR (Ñ)	5,270		349
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	23,900		372
Teradata Corp. (Æ)	2,300		161
Texas Instruments, Inc.	17,492		559
VeriFone Systems, Inc. (Æ)	3,000		143
VMware, Inc. Class A (Æ)	1,600		179

			15,940

Total Common Stocks (cost $48,479)			63,285

Short-Term Investments - 7.2%
Russell U.S. Cash Management Fund	4,921,400	(¥)	4,921

Total Short-Term Investments (cost $4,921)			4,921

Other Securities - 1.8%
Russell Investment Company Liquidating Trust (×)	178,589	(¥)	182
Russell U.S. Cash Collateral Fund (×)	1,056,769	(¥)	1,057

Total Other Securities (cost $1,235)			1,239

Total Investments - 101.4% (identified cost $54,635)			69,445

Other Assets and Liabilities, Net - (1.4%)			(982)

Net Assets - 100.0%			68,463

See accompanying notes which are an integral part of the financial statements.

38	Russell U.S. Growth Fund

Russell Investment Company

Russell U.S. Growth Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
S&P 500 E-Mini Index Futures (CME)	53	USD	3,693	06/12	44
S&P 500 Industrial Sector Index Futures (CME)	15	USD	553	06/12	20
S&P E-Mini Consumer Staples Select Sector Index Futures (CME)	17	USD	578	06/12	11

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					75

Presentation of Portfolio Holdings — April 30, 2012 (Unaudited)

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$14,951	$—	$—	$14,951	21.8
Consumer Staples	3,675	—	—	3,675	5.4
Energy	5,906	—	—	5,906	8.6
Financial Services	5,166	—	—	5,166	7.5
Health Care	6,168	—	—	6,168	9.0
Materials and Processing	3,696	—	—	3,696	5.4
Producer Durables	7,783	—	—	7,783	11.4
Technology	15,940	—	—	15,940	23.3
Short-Term Investments	—	4,921	—	4,921	7.2
Other Securities	—	1,239	—	1,239	1.8

Total Investments	63,285	6,160	—	69,445	101.4

Other Assets and Liabilities, Net					(1.4)

					100.0

Other Financial Instruments
Futures Contracts	75	—	—	75	0.1

Total Other Financial Instruments*	$75	$—	$—	$75

*	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of Levels 1, 2 and 3 during the period ended April 30, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Growth Fund	39

Russell Investment Company

Russell U.S. Growth Fund

Fair Value of Derivative Instruments — April 30, 2012 (Unaudited)

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$75

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$440

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(52)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

40	Russell U.S. Growth Fund

Russell Investment Company

Russell U.S. Growth Fund

Statement of Assets and Liabilities — April 30, 2012 (Unaudited)

Amounts in thousands

Assets
Investments, at identified cost	$54,635
Investments, at market*, **	69,445
Cash (restricted)	320
Receivables:
Dividends and interest	52
Dividends from affiliated Russell money market funds	1
Investments sold	859
Fund shares sold	47
From affiliates	2

Total assets	70,726

Liabilities
Payables:
Investments purchased	886
Fund shares redeemed	6
Accrued fees to affiliates	44
Other accrued expenses	72
Daily variation margin on futures contracts	20
Payable upon return of securities loaned	1,235

Total liabilities	2,263

Net Assets	$68,463

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Growth Fund	41

Russell Investment Company

Russell U.S. Growth Fund

Statement of Assets and Liabilities, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$28
Accumulated net realized gain (loss)	(17,968)
Unrealized appreciation (depreciation) on:
Investments	14,810
Futures contracts	75
Shares of beneficial interest	71
Additional paid-in capital	71,447

Net Assets	$68,463

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class C(a)	$8.57
Class C — Net assets	$5,480,925
Class C — Shares outstanding ($.01 par value)	639,354
Net asset value per share: Class E(a)	$9.43
Class E — Net assets	$4,141,743
Class E — Shares outstanding ($.01 par value)	439,409
Net asset value per share: Class I(a)	$9.79
Class I — Net assets	$26,130,587
Class I — Shares outstanding ($.01 par value)	2,668,001
Net asset value per share: Class S(a)	$9.68
Class S — Net assets	$32,709,619
Class S — Shares outstanding ($.01 par value)	3,377,883
Amounts in thousands

* Securities on loan included in investments	$1,196
** Investments in affiliates, Russell U.S. Cash Management Fund, Russell Investment Company Liquidating Trust, and Russell U.S. Cash Collateral Fund	$6,160
(a) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

42	Russell U.S. Growth Fund

Russell Investment Company

Russell U.S. Growth Fund

Statement of Operations — For the Period Ended April 30, 2012 (Unaudited)

Amounts in thousands

Investment Income
Dividends	$373
Dividends from affiliated Russell money market funds	3
Securities lending income	7

Total investment income	383

Expenses
Advisory fees	260
Administrative fees	16
Custodian fees	35
Distribution fees - Class C	20
Transfer agent fees - Class C	5
Transfer agent fees - Class E	3
Transfer agent fees - Class I	13
Transfer agent fees - Class S	27
Professional fees	22
Registration fees	32
Shareholder servicing fees - Class C	7
Shareholder servicing fees - Class E	5
Trustees’ fees	1
Printing fees	1
Miscellaneous	7

Expenses before reductions	454
Expense reductions	(99)

Net expenses	355

Net investment income (loss)	28

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,674
Futures contracts	440

Net realized gain (loss)	3,114

Net change in unrealized appreciation (depreciation) on:
Investments	5,565
Futures contracts	(52)

Net change in unrealized appreciation (depreciation)	5,513

Net realized and unrealized gain (loss)	8,627

Net Increase (Decrease) in Net Assets from Operations	$8,655

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Growth Fund	43

Russell Investment Company

Russell U.S. Growth Fund

Statements of Changes in Net Assets

Amounts in thousands	Period Ended April 30, 2012 (Unaudited)	Fiscal Year Ended October 31, 2011

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$28	$(15)
Net realized gain (loss)	3,114	17,336
Net change in unrealized appreciation (depreciation)	5,513	(7,691)

Net increase (decrease) in net assets from operations	8,655	9,630

Share Transactions
Net increase (decrease) in net assets from share transactions	(4,028)	(35,818)
Fund Reimbursements	—	145

Total Net Increase (Decrease) in Net Assets	4,627	(26,043)

Net Assets
Beginning of period	63,836	89,879

End of period	$68,463	$63,836

Undistributed (overdistributed) net investment income included in net assets	$28	$—

See accompanying notes which are an integral part of the financial statements.

44	Russell U.S. Growth Fund

(This page intentionally left blank)

Russell Investment Company

Russell U.S. Growth Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Class C
April 30, 2012*	7.56	(.03)	1.04	1.01	—	—
October 31, 2011	6.97	(.07)	.66	.59	—	—
October 31, 2010	5.96	(.07)	1.08	1.01	—	—
October 31, 2009	5.09	(.04)	.91	.87	—	—
October 31, 2008	9.17	(.07)	(3.60)	(3.67)	—	(.41)
October 31, 2007	7.84	(.09)	1.42	1.33	—	—
Class E
April 30, 2012*	8.27	— (f)	1.16	1.16	—	—
October 31, 2011	7.58	(.02)	.71	.69	—	—
October 31, 2010	6.43	(.02)	1.17	1.15	—	—
October 31, 2009	5.46	— (f)	.98	.98	(.01)	—
October 31, 2008	9.72	— (f)	(3.85)	(3.85)	—	(.41)
October 31, 2007	8.25	(.02)	1.49	1.47	—	—
Class I
April 30, 2012*	8.56	.01	1.22	1.23	—	—
October 31, 2011	7.83	.01	.72	.73	—	—
October 31, 2010	6.62	— (f)	1.22	1.22	(.01)	—
October 31, 2009	5.63	.02	1.00	1.02	(.03)	—
October 31, 2008	9.98	.03	(3.97)	(3.94)	—	(.41)
October 31, 2007	8.44	.01	1.53	1.54	—	—
Class S
April 30, 2012*	8.48	.01	1.19	1.20	—	—
October 31, 2011	7.76	— (f)	.72	.72	—	—
October 31, 2010	6.56	(.01)	1.21	1.20	— (f)	—
October 31, 2009	5.57	.01	1.00	1.01	(.02)	—
October 31, 2008	9.89	.01	(3.92)	(3.91)	—	(.41)
October 31, 2007	8.38	(.01)	1.52	1.51	—	—

See accompanying notes which are an integral part of the financial statements.

46	Russell U.S. Growth Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

—	8.57	13.66	5,481	2.34	2.05	(.86)	65
—	7.56	8.18	5,335	2.29	2.05	(.97)	142
—	6.97	16.95	5,456	2.24	2.05	(1.08)	111
—	5.96	17.09	5,770	2.18	2.11	(.76)	118
(.41)	5.09	(41.76)	6,211	2.31	2.21	(.90)	120
—	9.17	16.96	11,204	2.27	2.23	(1.14)	138

—	9.43	14.16	4,142	1.59	1.30	(.12)	65
—	8.27	8.97	3,906	1.54	1.30	(.22)	142
—	7.58	17.88	5,795	1.49	1.30	(.34)	111
(.01)	6.43	17.90	5,381	1.43	1.36	(.02)	118
(.41)	5.46	(41.23)	5,308	1.48	1.37	(.06)	120
—	9.72	17.82	7,104	1.41	1.37	(.28)	138

—	9.79	14.24	26,130	1.25	.92	.27	65
—	8.56	9.45	26,748	1.19	.92	.10	142
(.01)	7.83	18.44	46,926	1.16	.92	.05	111
(.03)	6.62	18.34	49,355	1.11	.98	.38	118
(.41)	5.63	(41.05)	58,509	1.13	.98	.33	120
—	9.98	18.25	113,989	1.06	1.00	.09	138

—	9.68	14.15	32,710	1.34	1.05	.13	65
—	8.48	9.28	27,847	1.29	1.05	.02	142
—	7.76	18.30	31,701	1.24	1.05	(.09)	111
(.02)	6.56	18.15	33,974	1.19	1.11	.25	118
(.41)	5.57	(41.19)	44,414	1.30	1.19	.12	120
—	9.89	18.02	79,962	1.20	1.16	(.07)	138

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Growth Fund	47

Russell Investment Company

Russell U.S. Value Fund

Shareholder Expense Example — April 30, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Semi-annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from November 1, 2011 to April 30, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,117.52	$1,014.17
Expenses Paid During Period*	$11.32	$10.77

*	Expenses are equal to the Fund’s annualized expense ratio of 2.15% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,121.62	$1,017.90
Expenses Paid During Period*	$7.39	$7.02

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,123.15	$1,019.54
Expenses Paid During Period*	$5.65	$5.37

*	Expenses are equal to the Fund’s annualized expense ratio of 1.07% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,121.76	$1,019.14
Expenses Paid During Period*	$6.07	$5.77

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

48	Russell U.S. Value Fund

Russell Investment Company

Russell U.S. Value Fund

Schedule of Investments — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 94.8%
Consumer Discretionary - 9.2%
Aaron’s, Inc. Class A	2,100	57
Advance Auto Parts, Inc.	4,900	450
American Eagle Outfitters, Inc.	18,900	340
AutoZone, Inc. (Æ)	260	103
Avon Products, Inc.	15,900	343
Best Buy Co., Inc.	9,400	207
Big Lots, Inc. (Æ)	11,700	429
Cabela’s, Inc. (Æ)	1,000	38
CBS Corp. Class B	7,200	240
Charter Communications, Inc. Class A (Æ)	800	48
Coinstar, Inc. (Æ)	1,300	82
Dana Holding Corp.	5,400	79
Delphi Automotive PLC (Æ)	2,600	80
Embraer SA - ADR (Æ)	6,700	232
Expedia, Inc.	700	30
Foot Locker, Inc.	9,400	287
Gannett Co., Inc.	5,200	72
Gap, Inc. (The)	10,100	288
Harman International Industries, Inc.	100	5
Hertz Global Holdings, Inc. (Æ)	5,675	87
Home Depot, Inc.	3,800	197
Johnson Controls, Inc.	14,800	473
Kohl’s Corp.	5,700	286
Koninklijke Philips Electronics NV	20,400	408
Lear Corp.	5,100	212
Lowe’s Cos., Inc.	11,400	359
Macy’s, Inc.	35,850	1,470
Target Corp.	6,500	377
Time Warner Cable, Inc.	800	64
Wal-Mart Stores, Inc.	11,725	691
Wyndham Worldwide Corp.	3,100	156

		8,190

Consumer Staples - 5.1%
Anheuser-Busch InBev NV - ADR	2,350	171
Archer-Daniels-Midland Co.	26,100	805
Bunge, Ltd.	3,500	226
Clorox Co. (The)	3,300	231
ConAgra Foods, Inc.	4,700	121
Constellation Brands, Inc. Class A (Æ)	5,300	114
CVS Caremark Corp.	15,800	705
Dean Foods Co. (Æ)	5,000	61
Kraft Foods, Inc. Class A	6,150	245
Molson Coors Brewing Co. Class B	7,900	329
Philip Morris International, Inc.	4,900	439
Safeway, Inc.	12,600	256
Smithfield Foods, Inc. (Æ)	7,300	153
Tyson Foods, Inc. Class A	17,800	325
Walgreen Co.	10,600	372

		4,553

Energy - 11.0%
Anadarko Petroleum Corp.	2,500	183
Apache Corp.	6,475	621
Arch Coal, Inc.	26,550	259

	Principal Amount ($) or Shares	Market Value $
Baker Hughes, Inc.	6,875	303
BP PLC - ADR	1,700	74
Chesapeake Energy Corp.	6,700	123
Chevron Corp.	18,485	1,970
ConocoPhillips	15,575	1,116
Devon Energy Corp.	1,350	94
Energy XXI Bermuda, Ltd. (Æ)	2,400	90
Exxon Mobil Corp.	3,900	337
Helix Energy Solutions Group, Inc. (Æ)	3,000	61
HollyFrontier Corp.	2,100	65
Hubbell, Inc. Class B (Æ)	600	48
Marathon Oil Corp.	18,700	549
Marathon Petroleum Corp.	20,550	855
Murphy Oil Corp.	8,200	451
Nabors Industries, Ltd. (Æ)	6,400	107
National Oilwell Varco, Inc.	2,550	193
Noble Corp. (Æ)	10,700	407
Plains Exploration & Production Co. (Æ)	400	16
Statoil ASA - ADR	14,900	401
Suncor Energy, Inc.	4,300	142
Tesoro Corp. (Æ)	9,100	212
Total SA - ADR	4,700	226
Valero Energy Corp.	35,650	881

		9,784

Financial Services - 24.2%
Aflac, Inc.	2,650	119
Allied World Assurance Co. Holdings AG	1,000	72
Allstate Corp. (The)	37,700	1,257
American Capital, Ltd. (Æ)	7,800	77
American Financial Group, Inc.	1,100	43
American International Group, Inc. (Æ)	2,200	75
Ameriprise Financial, Inc.	9,000	488
Assurant, Inc.	3,700	149
Assured Guaranty, Ltd.	4,800	68
Bank of America Corp.	21,100	171
Bank of New York Mellon Corp. (The)	15,600	369
BB&T Corp.	13,300	426
BlackRock, Inc. Class A	450	86
Capital One Financial Corp.	7,350	408
CBL & Associates Properties, Inc. (ö)	3,600	67
Chubb Corp. (The)	1,700	124
Citigroup, Inc.	12,380	409
Comerica, Inc.	3,300	106
CommonWealth REIT (ö)	300	6
Cullen/Frost Bankers, Inc.	3,900	230
Discover Financial Services	23,100	783
Equity Lifestyle Properties, Inc. Class A (ö)	600	42
Fidelity National Information Services, Inc.	2,900	98
Fifth Third Bancorp	18,475	263
First Republic Bank (Æ)	5,100	168
Genworth Financial, Inc. Class A (Æ)	74,050	445
Goldman Sachs Group, Inc. (The)	10,990	1,265
Hartford Financial Services Group, Inc.	34,650	712
Hospitality Properties Trust (ö)	2,200	61
JPMorgan Chase & Co.	77,800	3,344
KeyCorp	67,300	541

Russell U.S. Value Fund	49

Russell Investment Company

Russell U.S. Value Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

LaSalle Hotel Properties (ö)	1,500	44
Lender Processing Services, Inc.	2,100	56
Lincoln National Corp.	5,650	140
Mercury General Corp.	4,700	212
MetLife, Inc.	25,950	935
Morgan Stanley	41,100	710
Northern Trust Corp.	8,700	414
People’s United Financial, Inc.	13,600	168
PNC Financial Services Group, Inc.	26,175	1,736
Prudential Financial, Inc.	17,050	1,032
Public Storage (ö)	430	62
Raymond James Financial, Inc.	1,500	55
Regions Financial Corp.	15,400	104
Reinsurance Group of America, Inc. Class A	1,400	81
Simon Property Group, Inc. (ö)	2,180	339
SLM Corp.	7,450	110
SunTrust Banks, Inc.	14,200	345
Travelers Cos., Inc. (The)	2,300	148
US Bancorp	10,400	335
Validus Holdings, Ltd.	1,900	62
Valley National Bancorp	15,608	197
Wells Fargo & Co.	56,150	1,877

		21,634

Health Care - 12.4%
Abbott Laboratories	13,000	807
Aetna, Inc.	11,100	489
Allscripts Healthcare Solutions, Inc. (Æ)	900	10
AmerisourceBergen Corp. Class A	400	15
Amgen, Inc.	18,550	1,319
Baxter International, Inc.	6,600	366
Biogen Idec, Inc. (Æ)	1,080	145
Bristol-Myers Squibb Co.	4,875	163
Celgene Corp. (Æ)	1,475	108
Community Health Systems, Inc. (Æ)	33,575	817
Eli Lilly & Co.	3,250	134
Gilead Sciences, Inc. (Æ)	10,250	533
Hospira, Inc. (Æ)	6,300	221
Humana, Inc.	4,700	379
Johnson & Johnson	5,600	364
McKesson Corp.	5,025	459
Medtronic, Inc.	7,300	279
Merck & Co., Inc.	10,100	396
Pfizer, Inc.	110,325	2,530
Teva Pharmaceutical Industries, Ltd. - ADR	18,925	866
UnitedHealth Group, Inc.	9,450	531
Warner Chilcott PLC Class A (Æ)	7,400	161

		11,092

Materials and Processing - 5.7%
Agrium, Inc.	1,050	92
Air Products & Chemicals, Inc.	2,600	222
Ashland, Inc.	2,050	135
Bemis Co., Inc.	8,000	259
CF Industries Holdings, Inc.	640	124

	Principal Amount ($) or Shares	Market Value $
Domtar Corp.	2,725	238
Freeport-McMoRan Copper & Gold, Inc.	12,200	467
Huntsman Corp.	25,400	360
International Paper Co.	10,900	363
LyondellBasell Industries NV Class A	9,650	403
Martin Marietta Materials, Inc.	3,400	282
Nucor Corp.	8,100	318
PPG Industries, Inc.	4,645	489
Sealed Air Corp.	32,200	618
Sherwin-Williams Co. (The)	110	13
Steel Dynamics, Inc.	22,500	287
Timken Co.	2,475	140
Titanium Metals Corp.	16,900	250

		5,060

Producer Durables - 11.5%
AECOM Technology Corp. (Æ)	12,775	282
Avery Dennison Corp.	12,825	410
Caterpillar, Inc.	675	69
Chicago Bridge & Iron Co. NV	5,100	227
Crane Co.	1,400	62
Cummins, Inc.	2,115	245
Delta Air Lines, Inc. (Æ)	24,300	266
Dover Corp.	8,000	501
Eaton Corp.	5,500	265
Emerson Electric Co.	9,100	478
General Dynamics Corp.	3,500	236
General Electric Co.	112,350	2,200
Harsco Corp.	12,400	277
Ingersoll-Rand PLC	11,900	506
KBR, Inc.	5,250	178
Lincoln Electric Holdings, Inc.	300	15
Lockheed Martin Corp.	3,600	326
MSC Industrial Direct Co., Inc. Class A	2,000	147
Navistar International Corp. (Æ)	2,900	98
Norfolk Southern Corp.	3,200	233
Parker Hannifin Corp.	4,900	430
Pentair, Inc.	5,300	230
Pitney Bowes, Inc.	13,500	231
Raytheon Co.	2,900	157
Republic Services, Inc. Class A	12,700	348
Rockwell Automation, Inc.	3,200	247
RR Donnelley & Sons Co.	15,800	198
Spirit Aerosystems Holdings, Inc. Class A (Æ)	28,500	713
Tidewater, Inc.	6,700	369
Tyco International, Ltd.	1,600	90
Union Pacific Corp.	1,080	121
URS Corp.	2,600	107
WW Grainger, Inc.	170	35

		10,297

Technology - 8.4%
Adobe Systems, Inc. (Æ)	2,500	84
Apple, Inc. (Æ)	990	578
Applied Materials, Inc.	79,975	959
Broadcom Corp. Class A (Æ)	4,600	168

50	Russell U.S. Value Fund

Russell Investment Company

Russell U.S. Value Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Cisco Systems, Inc.	33,125	668
Dell, Inc. (Æ)	43,325	709
Dolby Laboratories, Inc. Class A (Æ)	4,200	165
EMC Corp. (Æ)	3,592	101
Google, Inc. Class A (Æ)	140	85
Harris Corp.	4,400	200
Ingram Micro, Inc. Class A (Æ)	3,800	74
Intel Corp.	7,000	199
KLA-Tencor Corp.	2,100	110
Lam Research Corp. (Æ)	2,550	106
Lambda TD Software, Inc. (Æ)	5,200	60
Linear Technology Corp.	9,800	321
LSI Corp. (Æ)	1,300	10
Marvell Technology Group, Ltd. (Æ)	4,600	69
Microsoft Corp.	32,950	1,055
Seagate Technology PLC	7,800	240
Skyworks Solutions, Inc. (Æ)	3,250	88
Synopsys, Inc. (Æ)	3,000	90
Tech Data Corp. (Æ)	900	48
Texas Instruments, Inc.	29,115	930
Western Digital Corp. (Æ)	10,100	392

		7,509

Utilities - 7.3%
AES Corp. (The) (Æ)	27,500	344
Ameren Corp.	8,500	279
American Electric Power Co., Inc.	11,900	462
American Water Works Co., Inc.	2,700	92
AT&T, Inc.	47,000	1,547
Cleco Corp.	1,400	57
CMS Energy Corp.	3,400	78
DTE Energy Co.	6,400	361
Encana Corp.	12,000	251
Energen Corp.	2,050	107
Exelon Corp.	4,900	191
FirstEnergy Corp.	1,525	71
MDU Resources Group, Inc.	10,500	241
National Fuel Gas Co.	5,000	237
NextEra Energy, Inc.	4,100	264
NiSource, Inc.	9,200	227
NV Energy, Inc.	13,900	231
Pinnacle West Capital Corp.	5,000	242
Portland General Electric Co.	2,200	57
PPL Corp.	10,400	284
Southern Co.	3,300	152
Telephone & Data Systems, Inc.	600	15
Verizon Communications, Inc.	18,500	747

		6,537

Total Common Stocks (cost $74,908)		84,656

	Principal Amount ($) or Shares		Market Value $
Short-Term Investments - 4.9%
Russell U.S. Cash Management Fund	4,350,617	(¥)	4,351

Total Short-Term Investments (cost $4,351)			4,351

Other Securities - 1.6%
Russell Investment Company Liquidating Trust (×)	229,132	(¥)	233
Russell U.S. Cash Collateral Fund (×)	1,242,195	(¥)	1,242

Total Other Securities (cost $1,471)			1,475

Total Investments - 101.3% (identified cost $80,730)			90,482

Other Assets and Liabilities, Net - (1.3%)			(1,149)

Net Assets - 100.0%			89,333

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Value Fund	51

Russell Investment Company

Russell U.S. Value Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 1000 Value Index Futures	34	USD	2,314	06/12	(2)
S&P 500 E-Mini Index Futures (CME)	32	USD	2,230	06/12	17

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					15

Presentation of Portfolio Holdings — April 30, 2012 (Unaudited)

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$8,190	$—	$—	$8,190	9.2
Consumer Staples	4,553	—	—	4,553	5.1
Energy	9,784	—	—	9,784	11.0
Financial Services	21,634	—	—	21,634	24.2
Health Care	11,092	—	—	11,092	12.4
Materials and Processing	5,060	—	—	5,060	5.7
Producer Durables	10,297	—	—	10,297	11.5
Technology	7,509	—	—	7,509	8.4
Utilities	6,537	—	—	6,537	7.3
Short-Term Investments	—	4,351	—	4,351	4.9
Other Securities	—	1,475	—	1,475	1.6

Total Investments	84,656	5,826	—	90,482	101.3

Other Assets and Liabilities, Net					(1.3)

					100.0

Other Financial Instruments
Futures Contracts	15	—	—	15	—	*

Total Other Financial Instruments**	$15	$—	$—	$15

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of Levels 1, 2 and 3 during the period ended April 30, 2012.

See accompanying notes which are an integral part of the financial statements.

52	Russell U.S. Value Fund

Russell Investment Company

Russell U.S. Value Fund

Fair Value of Derivative Instruments — April 30, 2012 (Unaudited)

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$17

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts*	$(2)

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$614

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(127)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Value Fund	53

Russell Investment Company

Russell U.S. Value Fund

Statement of Assets and Liabilities — April 30, 2012 (Unaudited)

Amounts in thousands

Assets
Investments, at identified cost	$80,730
Investments, at market*, **	90,482
Cash	17
Cash (restricted)	285
Receivables:
Dividends and interest	120
Investments sold	821
Fund shares sold	52

Total assets	91,777

Liabilities
Payables:
Investments purchased	718
Fund shares redeemed	33
Accrued fees to affiliates	71
Other accrued expenses	132
Daily variation margin on futures contracts	19
Payable upon return of securities loaned	1,471

Total liabilities	2,444

Net Assets	$89,333

See accompanying notes which are an integral part of the financial statements.

54	Russell U.S. Value Fund

Russell Investment Company

Russell U.S. Value Fund

Statement of Assets and Liabilities, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$21
Accumulated net realized gain (loss)	(105,568)
Unrealized appreciation (depreciation) on:
Investments	9,752
Futures contracts	15
Shares of beneficial interest	103
Additional paid-in capital	185,010

Net Assets	$89,333

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class C(a)	$8.45
Class C — Net assets	$8,197,781
Class C — Shares outstanding ($.01 par value)	970,303
Net asset value per share: Class E(a)	$8.72
Class E — Net assets	$2,119,584
Class E — Shares outstanding ($.01 par value)	243,127
Net asset value per share: Class I(a)	$8.73
Class I — Net assets	$21,578,685
Class I — Shares outstanding ($.01 par value)	2,470,455
Net asset value per share: Class S(a)	$8.71
Class S — Net assets	$57,436,917
Class S — Shares outstanding ($.01 par value)	6,593,029
Amounts in thousands

* Securities on loan included in investments	$1,900
** Investments in affiliates, Russell U.S. Cash Management Fund, Russell Investment Company Liquidating Trust and Russell U.S. Cash Collateral Fund	$5,826

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Value Fund	55

Russell Investment Company

Russell U.S. Value Fund

Statement of Operations — For the Period Ended April 30, 2012 (Unaudited)

Amounts in thousands

Investment Income
Dividends	$1,097
Dividends from affiliated Russell money market funds	3
Securities lending income	11

Total investment income	1,111

Expenses
Advisory fees	307
Administrative fees	22
Custodian fees	54
Distribution fees - Class C	31
Transfer agent fees - Class C	7
Transfer agent fees - Class E	2
Transfer agent fees - Class I	10
Transfer agent fees - Class S	51
Professional fees	18
Registration fees	33
Shareholder servicing fees - Class C	10
Shareholder servicing fees - Class E	3
Trustees’ fees	1
Printing fees	3
Miscellaneous	8

Expenses before reductions	560
Expense reductions	(22)

Net expenses	538

Net investment income (loss)	573

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	3,411
Futures contracts	614

Net realized gain (loss)	4,025

Net change in unrealized appreciation (depreciation) on:
Investments	5,920
Futures contracts	(127)

Net change in unrealized appreciation (depreciation)	5,793

Net realized and unrealized gain (loss)	9,818

Net Increase (Decrease) in Net Assets from Operations	$10,391

See accompanying notes which are an integral part of the financial statements.

56	Russell U.S. Value Fund

Russell Investment Company

Russell U.S. Value Fund

Statements of Changes in Net Assets

Amounts in thousands	Period Ended April 30, 2012 (Unaudited)	Fiscal Year Ended October 31, 2011

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$573	$1,191
Net realized gain (loss)	4,025	16,734
Net change in unrealized appreciation (depreciation)	5,793	(9,005)

Net increase (decrease) in net assets from operations	10,391	8,920

Distributions
From net investment income
Class C	(20)	(27)
Class E	(13)	(20)
Class I	(153)	(434)
Class S	(400)	(686)

Net decrease in net assets from distributions	(586)	(1,167)

Share Transactions
Net increase (decrease) in net assets from share transactions	(7,766)	(46,153)
Fund Reimbursements	—	145

Total Net Increase (Decrease) in Net Assets	2,039	(38,255)

Net Assets
Beginning of period	87,294	125,549

End of period	$89,333	$87,294

Undistributed (overdistributed) net investment income included in net assets	$21	$34

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Value Fund	57

Russell Investment Company

Russell U.S. Value Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Class C
April 30, 2012*	7.56	.02	.89	.91	(.02)	—
October 31, 2011	7.28	.01	.29	.30	(.02)	—
October 31, 2010	6.43	(.03)	.88	.85	— (f)	—
October 31, 2009	5.69	.02	.75	.77	(.03)	—
October 31, 2008	12.84	.05	(5.19)	(5.14)	(.06)	(1.95)
October 31, 2007	12.44	.01	1.16	1.17	(.02)	(.75)
Class E
April 30, 2012*	7.80	.05	.92	.97	(.05)	—
October 31, 2011	7.48	.07	.31	.38	(.06)	—
October 31, 2010	6.58	.03	.90	.93	(.03)	—
October 31, 2009	5.82	.06	.76	.82	(.06)	—
October 31, 2008	13.10	.12	(5.31)	(5.19)	(.14)	(1.95)
October 31, 2007	12.66	.11	1.19	1.30	(.11)	(.75)
Class I
April 30, 2012*	7.82	.06	.91	.97	(.06)	—
October 31, 2011	7.50	.10	.32	.42	(.10)	—
October 31, 2010	6.60	.05	.90	.95	(.05)	—
October 31, 2009	5.84	.08	.76	.84	(.08)	—
October 31, 2008	13.13	.15	(5.32)	(5.17)	(.17)	(1.95)
October 31, 2007	12.69	.16	1.18	1.34	(.15)	(.75)
Class S
April 30, 2012*	7.80	.06	.91	.97	(.06)	—
October 31, 2011	7.49	.09	.31	.40	(.09)	—
October 31, 2010	6.58	.04	.91	.95	(.04)	—
October 31, 2009	5.82	.08	.76	.84	(.08)	—
October 31, 2008	13.10	.14	(5.32)	(5.18)	(.15)	(1.95)
October 31, 2007	12.67	.14	1.17	1.31	(.14)	(.75)

See accompanying notes which are an integral part of the financial statements.

58	Russell U.S. Value Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.02)	8.45	11.75	8,198	2.20	2.15	.39	42
(.02)	7.56	4.59	8,314	2.16	2.13	.10	127
—	7.28	13.07	10,044	2.10	2.10	(.40)	97
(.03)	6.43	13.69	10,593	2.04	2.04	.36	111
(2.01)	5.69	(46.49)	11,225	2.13	2.13	.54	156
(.77)	12.84	9.73	25,688	2.09	2.09	.06	128

(.05)	8.72	12.16	2,119	1.45	1.40	1.14	42
(.06)	7.80	5.40	2,163	1.40	1.38	.86	127
(.03)	7.48	14.10	4,319	1.35	1.35	.37	97
(.06)	6.58	14.44	5,282	1.29	1.29	1.15	111
(2.09)	5.82	(46.08)	6,852	1.31	1.31	1.35	156
(.86)	13.10	10.64	10,774	1.27	1.27	.88	128

(.06)	8.73	12.31	21,579	1.12	1.07	1.46	42
(.10)	7.82	5.80	20,564	1.07	1.05	1.15	127
(.05)	7.50	14.43	42,622	1.03	1.03	.68	97
(.08)	6.60	14.79	44,600	.96	.96	1.48	111
(2.12)	5.84	(45.86)	54,530	.98	.98	1.69	156
(.90)	13.13	10.97	139,538	.94	.94	1.21	128

(.06)	8.71	12.18	57,437	1.20	1.15	1.39	42
(.09)	7.80	5.72	56,253	1.16	1.13	1.10	127
(.04)	7.49	14.38	68,563	1.11	1.11	.59	97
(.08)	6.58	14.75	89,214	1.04	1.04	1.41	111
(2.10)	5.82	(45.98)	111,600	1.13	1.13	1.55	156
(.88)	13.10	10.87	274,355	1.05	1.05	1.10	128

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Value Fund	59

Russell Investment Company

Russell U.S. Large Cap Equity Fund

Shareholder Expense Example — April 30, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Semi-annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from February 7, 2012 (commencement of operations) to April 30, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
February 7, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,049.30	$1,019.39
Expenses Paid During Period*	$2.59	$5.52

*	Actual expenses are equal to the Fund’s annualized expense ratio of 1.10% (representing the 84-day period annualized), multiplied by the average account value over the period, multiplied by 84/366 (to reflect the period since commencement of operations). Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.10% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
February 7, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,047.50	$1,015.66
Expenses Paid During Period*	$4.35	$9.27

*	Actual expenses are equal to the Fund’s annualized expense ratio of 1.85% (representing the 84-day period annualized), multiplied by the average account value over the period, multiplied by 84/366 (to reflect the period since commencement of operations). Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.85% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
February 7, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,049.50	$1,020.64
Expenses Paid During Period*	$2.00	$4.27

*	Actual expenses are equal to the Fund’s annualized expense ratio of 0.85% (representing the 84-day period annualized), multiplied by the average account value over the period, multiplied by 84/366 (to reflect the period since commencement of operations). Hypothetical expenses are equal to the Fund’s annualized expense ratio of 0.85% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

60	Russell U.S. Large Cap Equity Fund

Russell Investment Company

Russell U.S. Large Cap Equity Fund

Schedule of Investments — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 90.9%
Consumer Discretionary - 13.5%
Amazon.com, Inc. (Æ)	4,800	1,113
AutoZone, Inc. (Æ)	600	238
Bed Bath & Beyond, Inc. (Æ)	6,040	425
BorgWarner, Inc. (Æ)	3,200	253
Cablevision Systems Corp. Class A	11,600	172
Chipotle Mexican Grill, Inc. Class A (Æ)	300	124
Coach, Inc.	4,700	344
Comcast Corp. Class A	19,300	585
Costco Wholesale Corp.	4,780	421
Dunkin’ Brands Group, Inc.	2,400	78
eBay, Inc. (Æ)	36,260	1,488
Estee Lauder Cos., Inc. (The) Class A	10,840	708
Ford Motor Co.	39,860	450
GameStop Corp. Class A	8,380	191
General Motors Co. (Æ)	11,770	271
Goodyear Tire & Rubber Co. (The) (Æ)	19,100	210
Harman International Industries, Inc.	2,390	118
Hasbro, Inc.	5,316	195
Home Depot, Inc.	11,810	612
Honda Motor Co., Ltd. - ADR (Æ)	14,800	533
International Game Technology	34,179	533
Johnson Controls, Inc.	52,100	1,665
Kohl’s Corp.	3,900	196
Las Vegas Sands Corp.	9,120	506
Limited Brands, Inc.	5,990	298
Lowe’s Cos., Inc.	11,900	374
Lululemon Athletica, Inc. (Æ)	2,760	205
MGM Resorts International (Æ)	19,330	259
Michael Kors Holdings, Ltd. (Æ)	5,483	250
News Corp. Class A	14,730	289
Nike, Inc. Class B	5,040	564
priceline.com, Inc. (Æ)	730	555
Ralph Lauren Corp. Class A	1,470	253
Ross Stores, Inc.	2,300	142
Scripps Networks Interactive, Inc. Class A	9,500	477
Stanley Black & Decker, Inc.	5,400	395
Starbucks Corp.	22,180	1,272
Starwood Hotels & Resorts Worldwide, Inc. (ö)	13,360	791
Time Warner, Inc.	61,970	2,322
TJX Cos., Inc.	10,400	434
Tractor Supply Co.	1,450	143
Ulta Salon Cosmetics & Fragrance, Inc.	1,760	155
VF Corp.	1,990	303
Viacom, Inc. Class B	33,380	1,549
Wal-Mart Stores, Inc.	10,200	601
Walt Disney Co. (The)	9,100	392
Yum! Brands, Inc.	26,440	1,923

		25,375

Consumer Staples - 7.1%
Archer-Daniels-Midland Co.	26,090	804
Campbell Soup Co.	5,380	182
Cia de Bebidas das Americas - ADR	18,620	782
Clorox Co. (The)	3,290	231

	Principal Amount ($) or Shares	Market Value $
Coca-Cola Co. (The)	30,890	2,358
Colgate-Palmolive Co.	10,930	1,081
ConAgra Foods, Inc.	29,860	771
CVS Caremark Corp.	4,250	190
Dean Foods Co. (Æ)	22,670	278
Kellogg Co.	3,850	195
Kraft Foods, Inc. Class A	8,950	356
Kroger Co. (The)	14,950	348
Lorillard, Inc.	2,590	350
Molson Coors Brewing Co. Class B	9,150	380
PepsiCo, Inc.	5,850	386
Philip Morris International, Inc.	7,770	695
Procter & Gamble Co. (The)	51,800	3,298
Ralcorp Holdings, Inc. (Æ)	800	58
Tyson Foods, Inc. Class A	10,660	195
Whole Foods Market, Inc.	4,700	390

		13,328

Energy - 9.1%
Anadarko Petroleum Corp.	5,780	423
Apache Corp.	4,600	441
Baker Hughes, Inc.	17,200	759
Cabot Oil & Gas Corp.	8,050	283
Chevron Corp.	15,170	1,616
ConocoPhillips	30,970	2,218
EOG Resources, Inc.	3,990	438
EQT Corp.	6,280	313
Exxon Mobil Corp.	28,000	2,417
FMC Technologies, Inc. (Æ)	4,770	224
Halliburton Co.	6,860	235
Marathon Petroleum Corp.	16,430	684
Murphy Oil Corp.	4,580	252
National Oilwell Varco, Inc.	19,990	1,514
Noble Energy, Inc.	6,170	613
Occidental Petroleum Corp.	20,320	1,854
Patterson-UTI Energy, Inc.	8,270	134
QEP Resources, Inc.	13,000	401
Range Resources Corp.	5,500	367
Schlumberger, Ltd.	13,480	999
SM Energy Co.	600	40
Southwestern Energy Co. (Æ)	18,250	576
Valero Energy Corp.	11,450	283

		17,084

Financial Services - 13.7%
ACE, Ltd.	3,340	254
American Express Co.	19,190	1,155
Aon PLC	11,700	606
Assurant, Inc.	5,380	217
Bank of New York Mellon Corp. (The)	8,840	209
BB&T Corp.	30,820	987
Capital One Financial Corp.	38,390	2,131
Citigroup, Inc.	34,220	1,131
Comerica, Inc.	8,800	282
Discover Financial Services	27,720	940
First Republic Bank (Æ)	4,100	135
Franklin Resources, Inc.	4,100	515

Russell U.S. Large Cap Equity Fund	61

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Russell U.S. Large Cap Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Hanover Insurance Group, Inc. (The)	2,900	117
Interactive Brokers Group, Inc. Class A	4,580	69
JPMorgan Chase & Co.	68,680	2,953
Markel Corp. (Æ)	500	220
Mastercard, Inc. Class A	2,960	1,338
MetLife, Inc.	54,540	1,965
Northern Trust Corp.	14,130	673
Piedmont Office Realty Trust, Inc. Class A (ö)	7,100	126
Prudential Financial, Inc.	12,630	764
Public Storage (ö)	2,590	371
Realty Income Corp. (ö)	9,700	382
State Street Corp.	31,840	1,471
Total System Services, Inc.	11,450	269
Travelers Cos., Inc. (The)	15,130	973
US Bancorp	21,500	692
Visa, Inc. Class A	17,100	2,102
Wells Fargo & Co.	67,410	2,254
Western Union Co. (The)	31,550	580

		25,881

Health Care - 12.1%
Abbott Laboratories	8,670	538
Aetna, Inc.	6,280	277
Alexion Pharmaceuticals, Inc. (Æ)	3,490	315
Allergan, Inc.	6,090	585
Baxter International, Inc.	13,900	770
Biogen Idec, Inc. (Æ)	1,960	263
Boston Scientific Corp. (Æ)	43,230	271
Celgene Corp. (Æ)	3,000	219
Cerner Corp. (Æ)	12,150	985
Cigna Corp.	24,260	1,121
Coventry Health Care, Inc.	4,700	141
Covidien PLC	16,160	893
CR Bard, Inc.	3,390	335
Dentsply International, Inc.	12,730	523
Eli Lilly & Co.	11,170	462
Gilead Sciences, Inc. (Æ)	7,290	379
Humana, Inc.	3,790	306
Intuitive Surgical, Inc. (Æ)	1,370	792
Johnson & Johnson	25,560	1,664
McKesson Corp.	8,450	772
Medtronic, Inc.	15,200	581
Merck & Co., Inc.	31,510	1,236
Mylan, Inc. (Æ)	44,510	966
Novo Nordisk A/S - ADR	5,790	851
Perrigo Co.	7,520	789
Pfizer, Inc.	189,880	4,353
Sanofi - ADR	22,830	872
UnitedHealth Group, Inc.	15,860	891
Valeant Pharmaceuticals International, Inc. (Æ)	4,960	276
WellPoint, Inc.	5,380	365

		22,791

Materials and Processing - 4.1%
Air Products & Chemicals, Inc.	2,200	188

	Principal Amount ($) or Shares	Market Value $
Allegheny Technologies, Inc.	10,000	429
Ashland, Inc.	6,250	412
Commercial Metals Co.	9,800	145
Ecolab, Inc.	17,100	1,088
EI du Pont de Nemours & Co.	9,000	481
Lennox International, Inc.	2,090	91
LyondellBasell Industries NV Class A	6,230	260
Masco Corp.	9,010	119
MeadWestvaco Corp.	5,580	178
Monsanto Co.	36,690	2,794
Newmont Mining Corp.	7,000	334
PPG Industries, Inc.	3,590	378
Praxair, Inc.	4,630	536
Sherwin-Williams Co. (The)	1,240	149
Valspar Corp.	2,690	138

		7,720

Producer Durables - 10.7%
ABB, Ltd. - ADR (Æ)	15,150	286
Accenture PLC Class A	13,710	891
AGCO Corp. (Æ)	2,890	135
Agilent Technologies, Inc.	7,570	319
Air Lease Corp. Class A (Æ)	5,290	124
Automatic Data Processing, Inc.	19,180	1,067
Babcock & Wilcox Co. (The) (Æ)	5,700	140
Boeing Co. (The)	6,080	467
Caterpillar, Inc.	11,530	1,184
CSX Corp.	13,350	298
Cummins, Inc.	9,180	1,063
Danone - ADR	47,110	662
Deere & Co.	6,510	536
Dover Corp.	9,300	583
Eaton Corp.	12,150	585
Emerson Electric Co.	8,150	428
Expeditors International of Washington, Inc.	2,850	114
FedEx Corp.	9,630	849
Flowserve Corp.	2,000	230
Fluor Corp.	4,180	241
General Dynamics Corp.	3,920	265
General Electric Co.	120,450	2,359
Honeywell International, Inc.	31,040	1,884
Ingersoll-Rand PLC	10,400	442
Itron, Inc. (Æ)	2,090	85
Joy Global, Inc.	12,630	894
L-3 Communications Holdings, Inc.	2,890	213
Lexmark International, Inc. Class A	4,080	123
Navistar International Corp. (Æ)	5,500	187
Norfolk Southern Corp.	4,180	305
Northrop Grumman Corp.	4,680	296
Republic Services, Inc. Class A	7,000	192
Robert Half International, Inc.	4,980	148
Ryder System, Inc.	4,590	224
Shaw Group, Inc. (The) (Æ)	6,800	206
SPX Corp.	800	61
Textron, Inc.	5,880	157
Tyco International, Ltd.	6,914	388
Union Pacific Corp.	5,760	648

62	Russell U.S. Large Cap Equity Fund

Russell Investment Company

Russell U.S. Large Cap Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

United Parcel Service, Inc. Class B	6,300	492
URS Corp.	6,790	280
Xerox Corp.	23,650	184

		20,235

Technology - 16.1%
Apple, Inc. (Æ)	8,700	5,082
Applied Materials, Inc.	71,280	855
Avago Technologies, Ltd.	8,030	277
BMC Software, Inc. (Æ)	6,780	280
Broadcom Corp. Class A (Æ)	17,520	641
Brocade Communications Systems, Inc. (Æ)	7,570	42
Cadence Design Systems, Inc. (Æ)	12,650	148
Ciena Corp. (Æ)	2,590	38
Cisco Systems, Inc.	127,250	2,564
Citrix Systems, Inc. (Æ)	4,100	351
Cognizant Technology Solutions Corp. Class A (Æ)	5,680	416
Computer Sciences Corp.	6,970	196
Corning, Inc.	26,500	380
Electronic Arts, Inc. (Æ)	18,150	279
EMC Corp. (Æ)	9,100	257
Gartner, Inc. (Æ)	1,790	78
Google, Inc. Class A (Æ)	3,690	2,234
Harris Corp.	4,300	196
Hewlett-Packard Co.	44,350	1,099
IAC/InterActiveCorp	3,290	158
Intersil Corp. Class A	8,200	84
LSI Corp. (Æ)	57,120	460
Microsoft Corp.	117,190	3,752
Motorola Solutions, Inc.	15,130	772
QUALCOMM, Inc.	35,490	2,266
Red Hat, Inc. (Æ)	13,600	811
SAIC, Inc.	22,300	271
Salesforce.com, Inc. (Æ)	3,500	545
SAP AG - ADR	7,540	500
Synopsys, Inc. (Æ)	2,890	87
Tellabs, Inc.	40,960	154
Teradata Corp. (Æ)	4,630	323
Texas Instruments, Inc.	68,910	2,201
VeriFone Systems, Inc. (Æ)	5,800	276
VMware, Inc. Class A (Æ)	3,090	345
Vodafone Group PLC - ADR	62,830	1,749
Western Digital Corp. (Æ)	8,080	314

		30,481

Utilities - 4.5%
Alliant Energy Corp.	2,900	131
Ameren Corp.	8,170	268
American Electric Power Co., Inc.	7,200	280
AT&T, Inc.	58,960	1,939
Atmos Energy Corp.	2,200	72
DTE Energy Co.	6,300	355
Entergy Corp.	4,880	320

	Principal Amount ($) or Shares		Market Value $
MetroPCS Communications, Inc. (Æ)	12,450		91
NextEra Energy, Inc.	7,300		470
NiSource, Inc.	9,260		228
Northeast Utilities	5,700		210
NRG Energy, Inc. (Æ)	14,800		252
ONEOK, Inc.	4,300		369
PG&E Corp.	15,100		667
Pinnacle West Capital Corp.	6,490		314
PPL Corp.	34,850		953
Public Service Enterprise Group, Inc.	10,800		336
Telephone & Data Systems, Inc.	6,200		151
US Cellular Corp. (Æ)	1,200		47
Verizon Communications, Inc.	9,650		390
Windstream Corp.	50,700		570

			8,413

Total Common Stocks (cost $164,697)			171,308

Short-Term Investments - 8.2%
Russell U.S. Cash Management Fund	15,524,361	(¥)	15,524

Total Short-Term Investments (cost $15,524)			15,524

Total Investments - 99.1% (identified cost $180,221)			186,832

Other Assets and Liabilities, Net - 0.9%			1,776

Net Assets - 100.0%			188,608

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund	63

Russell Investment Company

Russell U.S. Large Cap Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
S&P 500 E-Mini Index Futures (CME)	236	USD	16,444	06/12	191

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					191

Presentation of Portfolio Holdings — April 30, 2012 (Unaudited)

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$25,375	$—	$—	$25,375	13 .5
Consumer Staples	13,328	—	—	13,328	7 .1
Energy	17,084	—	—	17,084	9 .1
Financial Services	25,881	—	—	25,881	13 .7
Health Care	22,791	—	—	22,791	12 .1
Materials and Processing	7,720	—	—	7,720	4 .1
Producer Durables	20,235	—	—	20,235	10 .7
Technology	30,481	—	—	30,481	16 .1
Utilities	8,413	—	—	8,413	4 .5
Short-Term Investments	—	15,524	—	15,524	8 .2

Total Investments	171,308	15,524	—	186,832	99 .1

Other Assets and Liabilities, Net					0 .9

					100 .0

Other Financial Instruments
Futures Contracts	191	—	—	191	0 .1

Total Other Financial Instruments*	$191	$—	$—	$191

*	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of Levels 1, 2 and 3 during the period ended April 30, 2012.

See accompanying notes which are an integral part of the financial statements.

64	Russell U.S. Large Cap Equity Fund

Russell Investment Company

Russell U.S. Large Cap Equity Fund

Fair Value of Derivative Instruments — April 30, 2012 (Unaudited)

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$191

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$397

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$191

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund	65

Russell Investment Company

Russell U.S. Large Cap Equity Fund

Statement of Assets and Liabilities — April 30, 2012 (Unaudited)

Amounts in thousands

Assets
Investments, at identified cost	$180,221
Investments, at market*	186,832
Cash (restricted)	1,300
Receivables:
Dividends and interest	151
Dividends from affiliated Russell money market funds	2
Investments sold	2,588
Fund shares sold	755
Prepaid expenses	32

Total assets	191,660

Liabilities
Payables:
Investments purchased	2,768
Fund shares redeemed	75
Accrued fees to affiliates	120
Other accrued expenses	30
Daily variation margin on futures contracts	59

Total liabilities	3,052

Net Assets	$188,608

See accompanying notes which are an integral part of the financial statements.

66	Russell U.S. Large Cap Equity Fund

Russell Investment Company

Russell U.S. Large Cap Equity Fund

Statement of Assets and Liabilities, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$67
Accumulated net realized gain (loss)	1,190
Unrealized appreciation (depreciation) on:
Investments	6,611
Futures contracts	191
Shares of beneficial interest	180
Additional paid-in capital	180,369

Net Assets	$188,608

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(a)	$10.48
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11.12
Class A — Net assets	$249,238
Class A — Shares outstanding ($.01 par value)	23,781
Net asset value per share: Class C(a)	$10.47
Class C — Net assets	$348,990
Class C — Shares outstanding ($.01 par value)	33,328
Net asset value per share: Class S(a)	$10.48
Class S — Net assets	$188,009,551
Class S — Shares outstanding ($.01 par value)	17,934,924
Amounts in thousands

* Investments in affiliates, Russell U.S. Cash Management Fund	$15,524
(a) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund	67

Russell Investment Company

Russell U.S. Large Cap Equity Fund

Statement of Operations — For the Period Ended April 30, 2012 (Unaudited)*

Amounts in thousands

Investment Income
Dividends	$679
Dividends from affiliated Russell money market funds	4

Total investment income	683

Expenses
Advisory fees	283
Administrative fees	20
Custodian fees	12
Distribution fees - Class A	—	**
Distribution fees - Class C	1
Transfer agent fees - Class A	—	**
Transfer agent fees - Class C	—	**
Transfer agent fees - Class S	73
Professional fees	22
Registration fees	31
Shareholder servicing fees - Class C	—	**
Trustees’ fees	5
Printing fees	18
Offering Costs	33
Miscellaneous	6

Expenses before reductions	504
Expense reductions	(159)

Net expenses	345

Net investment income (loss)	338

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	793
Futures contracts	397

Net realized gain (loss)	1,190

Net change in unrealized appreciation (depreciation) on:
Investments	6,611
Futures contracts	191

Net change in unrealized appreciation (depreciation)	6,802

Net realized and unrealized gain (loss)	7,992

Net Increase (Decrease) in Net Assets from Operations	$8,330

*	For the period February 7, 2012 (commencement of operations) to April 30, 2012.
**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

68	Russell U.S. Large Cap Equity Fund

Russell Investment Company

Russell U.S. Large Cap Equity Fund

Statement of Changes in Net Assets

Amounts in thousands	Period Ended April 30, 2012 (Unaudited)*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$338
Net realized gain (loss)	1,190
Net change in unrealized appreciation (depreciation)	6,802

Net increase (decrease) in net assets from operations	8,330

Distributions
From net investment income
Class A	—	**
Class C	—	**
Class S	(271)

Net decrease in net assets from distributions	(271)

Share Transactions
Net increase (decrease) in net assets from share transactions	180,549

Total Net Increase (Decrease) in Net Assets	188,608

Net Assets
Beginning of period	—

End of period	$188,608

Undistributed (overdistributed) net investment income included in net assets	$67

*	For the period February 7, 2012 (commencement of operations) to April 30, 2012.
**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund	69

Russell Investment Company

Russell U.S. Large Cap Equity Fund

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)		$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income
Class A
April 30, 2012(8)	10.00	0.01		0.48	0.49	(.01)
Class C
April 30, 2012(8)	10.00	—	(f)	0.48	0.48	(.01)
Class S
April 30, 2012(8)	10.00	0.02		0.48	0.50	(.02)

See accompanying notes which are an integral part of the financial statements.

70	Russell U.S. Large Cap Equity Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.01)	10.48	4.93	249	1.48	1.10	.26	18

(.01)	10.47	4.75	349	2.23	1.85	(.09)	18

(.02)	10.48	4.95	188,010	1.24	.85	.39	18

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund	71

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Shareholder Expense Example — April 30, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Semi-annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from February 7, 2012 to April 30, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
February 7, 2012	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,025.30	$1,018.90
Expenses Paid During Period*	$2.79	$6.02

*	Actual expenses are equal to the Fund’s annualized expense ratio of 1.20% (representing the 84-day period annualized), multiplied by the average account value over the period, multiplied by 84/366 (to reflect the period since commencement of operations). Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.20% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
February 7, 2012	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,023.40	$1,015.17
Expenses Paid During Period*	$4.53	$9.77

*	Actual expenses are equal to the Fund’s annualized expense ratio of 1.95% (representing the 84-day period annualized), multiplied by the average account value over the period, multiplied by 84/366 (to reflect the period since commencement of operations). Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.95% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
February 7, 2012	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,025.60	$1,020.14
Expenses Paid During Period*	$2.21	$4.77

*	Actual expenses are equal to the Fund’s annualized expense ratio of 0.95% (representing the 84-day period annualized), multiplied by the average account value over the period, multiplied by 84/366 (to reflect the period since commencement of operations). Hypothetical expenses are equal to the Fund’s annualized expense ratio of 0.95% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

72	Russell U.S. Mid Cap Equity Fund

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Schedule of Investments — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 91.5%
Consumer Discretionary - 14.7%
Abercrombie & Fitch Co. Class A	14,530	729
AMC Networks, Inc. Class A (Æ)	2,500	106
Arcos Dorados Holdings, Inc. Class A	9,100	163
AutoZone, Inc. (Æ)	1,340	531
Cablevision Systems Corp. Class A	29,540	438
Carter’s, Inc. (Æ)	8,365	454
Chipotle Mexican Grill, Inc. Class A (Æ)	1,450	601
Choice Hotels International, Inc.	3,100	117
DeVry, Inc.	800	26
DSW, Inc. Class A	7,990	450
Dunkin’ Brands Group, Inc.	13,300	431
Federal-Mogul Corp. (Æ)	2,400	31
GameStop Corp. Class A	18,500	421
Gentex Corp.	38,880	854
Goodyear Tire & Rubber Co. (The) (Æ)	32,420	356
Group 1 Automotive, Inc.	5,610	325
Harman International Industries, Inc.	9,780	485
Hasbro, Inc.	8,300	305
HomeAway, Inc. (Æ)	19,140	499
International Game Technology	29,200	455
Johnson Controls, Inc.	11,800	377
LKQ Corp. (Æ)	18,606	622
Marriott International, Inc. Class A	7,200	281
McGraw-Hill Cos., Inc. (The)	2,700	133
MDC Holdings, Inc.	5,500	155
MercadoLibre, Inc.	9,523	921
Newell Rubbermaid, Inc.	9,000	164
O’Reilly Automotive, Inc. (Æ)	4,850	511
Panera Bread Co. Class A (Æ)	2,960	467
priceline.com, Inc. (Æ)	2,695	2,049
Ralph Lauren Corp. Class A	3,100	534
Scholastic Corp.	3,700	113
Scripps Networks Interactive, Inc. Class A	4,500	226
Stanley Black & Decker, Inc.	4,200	307
Tupperware Brands Corp.	7,070	440
Ulta Salon Cosmetics & Fragrance, Inc.	5,580	492
Washington Post Co. (The) Class B	300	113
Whirlpool Corp.	10,790	691
Williams-Sonoma, Inc.	11,800	457

		16,830

Consumer Staples - 6.4%
Bunge, Ltd.	6,710	433
ConAgra Foods, Inc.	17,600	454
Fresh Market, Inc. (The) (Æ)	10,689	547
Herbalife, Ltd.	21,326	1,499
Kellogg Co.	9,200	465
Kroger Co. (The)	13,520	315
Lorillard, Inc.	5,360	725
Molson Coors Brewing Co. Class B	12,800	532
Monster Beverage Corp. (Æ)	9,220	599
Ralcorp Holdings, Inc. (Æ)	6,030	439
Safeway, Inc.	23,800	484
SUPERVALU, Inc.	63,900	380
Tyson Foods, Inc. Class A	24,860	454

		7,326

	Principal Amount ($) or Shares	Market Value $
Energy - 7.6%
Baker Hughes, Inc.	19,900	878
Berry Petroleum Co. Class A	7,500	342
CARBO Ceramics, Inc.	12,576	1,058
Dresser-Rand Group, Inc. (Æ)	8,470	412
EQT Corp.	10,100	503
Exterran Holdings, Inc. (Æ)	18,800	254
FMC Technologies, Inc. (Æ)	20,180	949
Marathon Petroleum Corp.	1,300	54
Murphy Oil Corp.	9,040	497
Noble Energy, Inc.	8,290	823
Patterson-UTI Energy, Inc.	22,400	362
Peabody Energy Corp.	11,000	342
Plains Exploration & Production Co. (Æ)	11,100	453
QEP Resources, Inc.	23,500	724
Range Resources Corp.	8,700	580
SM Energy Co.	6,280	415

		8,646

Financial Services - 16.1%
Affiliated Managers Group, Inc. (Æ)	4,260	484
Alexandria Real Estate Equities, Inc. (ö)	5,600	420
AllianceBernstein Holding, LP	23,500	331
Allied World Assurance Co. Holdings AG	6,650	479
Allstate Corp. (The)	12,000	400
American Realty Capital Trust Inc. (Æ)	28,400	312
Ameriprise Financial, Inc.	2,800	152
Aon Corp.	8,700	451
Assurant, Inc.	10,840	437
Axis Capital Holdings, Ltd.	13,500	459
BankUnited, Inc.	4,460	110
BRE Properties, Inc. Class A (ö)	9,300	488
Broadridge Financial Solutions, Inc.	10,800	251
Comerica, Inc.	9,900	317
Discover Financial Services	18,940	642
Everest Re Group, Ltd.	4,800	476
Extra Space Storage, Inc. (ö)	14,730	447
FactSet Research Systems, Inc.	11,096	1,165
Fifth Third Bancorp	21,600	307
First American Financial Corp.	11,800	198
FleetCor Technologies, Inc. (Æ)	3,700	146
Green Dot Corp. Class A (Æ)	5,160	136
Hancock Holding Co.	8,300	267
Hanover Insurance Group, Inc. (The)	21,360	862
Interactive Brokers Group, Inc. Class A	11,090	168
IntercontinentalExchange, Inc. (Æ)	2,900	386
KeyCorp	62,100	499
Lazard, Ltd. Class A	31,800	875
Markel Corp. (Æ)	500	220
MarketAxess Holdings, Inc.	1,900	65
MB Financial, Inc.	15,499	320
Mid-America Apartment Communities, Inc. (ö)	7,100	483
MSCI, Inc. Class A (Æ)	29,750	1,090
National Retail Properties, Inc. (ö)	10,900	298
Old Republic International Corp.	21,400	213
PartnerRe, Ltd. - ADR	9,670	673

Russell U.S. Mid Cap Equity Fund	73

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Russell U.S. Mid Cap Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

ProAssurance Corp.	2,500	220
Public Storage (ö)	2,810	403
Raymond James Financial, Inc.	12,900	472
Regions Financial Corp.	50,300	339
RLI Corp.	1,700	117
Starwood Property Trust, Inc. (ö)	15,200	317
SVB Financial Group (Æ)	3,220	206
Total System Services, Inc.	20,250	476
Validus Holdings, Ltd.	13,870	451
Weyerhaeuser Co. (ö)	14,900	303
White Mountains Insurance Group, Ltd.	180	94

		18,425

Health Care - 7.3%
Boston Scientific Corp. (Æ)	88,180	552
Centene Corp. (Æ)	6,400	253
Cigna Corp.	20,500	949
CONMED Corp.	2,800	80
Coventry Health Care, Inc.	8,700	261
CR Bard, Inc.	5,250	520
Gen-Probe, Inc. (Æ)	6,370	519
Health Net, Inc. (Æ)	8,100	288
HMS Holdings Corp. (Æ)	2,802	67
Humana, Inc.	6,900	557
Magellan Health Services, Inc. (Æ)	3,950	175
Molina Healthcare, Inc. (Æ)	8,660	222
Omnicare, Inc.	11,300	394
Pharmacyclics, Inc. (Æ)	1,200	33
St. Jude Medical, Inc.	22,400	868
STERIS Corp.	18,000	565
SXC Health Solutions Corp. (Æ)	8,270	749
Teleflex, Inc.	3,000	188
Warner Chilcott PLC Class A (Æ)	26,860	584
WellCare Health Plans, Inc. (Æ)	4,290	262
WellPoint, Inc.	3,730	253

		8,339

Materials and Processing - 7.7%
Air Products & Chemicals, Inc.	1,900	162
Allegheny Technologies, Inc.	8,450	363
Ashland, Inc.	10,500	691
Cabot Corp.	14,000	604
Carpenter Technology Corp.	7,500	417
Celanese Corp. Class A	11,300	548
Chemtura Corp. (Æ)	6,700	114
Commercial Metals Co.	26,440	391
Compass Minerals International, Inc.	5,220	399
Ecolab, Inc.	8,880	566
Interface, Inc. Class A	15,400	218
Lennox International, Inc.	11,310	491
Owens-Illinois, Inc. (Æ)	11,900	277
PPG Industries, Inc.	6,320	665
Rockwood Holdings, Inc. (Æ)	8,300	459
Sealed Air Corp.	28,100	539
Sherwin-Williams Co. (The)	4,430	533
Silgan Holdings, Inc.	3,000	132
Steel Dynamics, Inc.	10,900	139

	Principal Amount ($) or Shares	Market Value $
Timken Co.	2,800	158
Valspar Corp.	10,090	516
WR Grace & Co. (Æ)	8,100	483

		8,865

Producer Durables - 12.0%
AGCO Corp. (Æ)	8,760	408
Agilent Technologies, Inc.	11,070	467
Air Lease Corp. Class A (Æ)	3,600	85
Alaska Air Group, Inc. (Æ)	11,200	379
Allison Transmission Holdings, Inc. (Æ)	6,200	130
Babcock & Wilcox Co. (The) (Æ)	8,700	214
Booz Allen Hamilton Holding Corp. Class A	4,000	68
Brink’s Co. (The)	6,500	165
Corporate Executive Board Co. (The)	1,500	62
Crane Co.	5,460	241
Dover Corp.	4,150	260
Eaton Corp.	7,700	371
Expeditors International of Washington, Inc.	3,800	152
Flowserve Corp.	2,300	264
Gulfmark Offshore, Inc. Class A (Æ)	3,390	163
Huntington Ingalls Industries, Inc. (Æ)	1,900	75
IHS, Inc. Class A (Æ)	11,357	1,147
Ingersoll-Rand PLC	5,700	242
Itron, Inc. (Æ)	10,590	432
Joy Global, Inc.	4,500	318
KBR, Inc.	13,000	440
Landstar System, Inc.	6,600	354
Lexmark International, Inc. Class A	11,870	357
Navistar International Corp. (Æ)	10,800	367
Parker Hannifin Corp.	2,650	232
Pentair, Inc.	7,100	308
Rockwell Automation, Inc.	3,200	247
Ryder System, Inc.	8,080	394
Shaw Group, Inc. (The) (Æ)	13,600	412
SPX Corp.	6,160	473
Stericycle, Inc. (Æ)	9,584	830
Textron, Inc.	18,700	498
Tidewater, Inc.	4,900	270
Trimble Navigation, Ltd. (Æ)	20,610	1,116
URS Corp.	10,860	449
UTi Worldwide, Inc.	7,680	128
Wabtec Corp.	5,580	434
WW Grainger, Inc.	1,780	370
Xerox Corp.	50,900	396

		13,718

Technology - 14.0%
Advanced Micro Devices, Inc. (Æ)	47,800	352
Altera Corp.	11,802	420
BMC Software, Inc. (Æ)	4,020	166
Broadcom Corp. Class A (Æ)	6,000	220
Brocade Communications Systems, Inc. (Æ)	63,820	354
Cadence Design Systems, Inc. (Æ)	39,460	460
Ciena Corp. (Æ)	24,770	367
Citrix Systems, Inc. (Æ)	15,350	1,313

74	Russell U.S. Mid Cap Equity Fund

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

CommVault Systems, Inc. (Æ)	7,790		406
Computer Sciences Corp.	16,290		457
Concur Technologies, Inc. (Æ)	16,278		921
Corning, Inc.	41,900		601
Electronic Arts, Inc. (Æ)	26,950		414
Emulex Corp. (Æ)	22,530		196
Gartner, Inc. (Æ)	9,700		425
Harris Corp.	6,400		291
IAC/InterActiveCorp	9,470		456
Integrated Device Technology, Inc. (Æ)	17,380		118
Intersil Corp. Class A	79,800		820
LSI Corp. (Æ)	57,120		459
Maxim Integrated Products, Inc.	10,200		302
Mentor Graphics Corp. (Æ)	11,460		166
Molex, Inc.	12,000		331
Motorola Solutions, Inc.	17,560		896
NVIDIA Corp. (Æ)	32,120		418
OmniVision Technologies, Inc. (Æ)	13,400		247
SAIC, Inc.	24,500		298
Tech Data Corp. (Æ)	6,700		360
Tellabs, Inc.	88,010		332
Teradata Corp. (Æ)	15,366		1,071
Tessera Technologies, Inc.	6,400		100
Ultimate Software Group, Inc. (Æ)	11,730		905
VeriFone Systems, Inc. (Æ)	18,360		875
Western Digital Corp. (Æ)	13,210		513

			16,030

Utilities - 5.7%
Ameren Corp.	15,370		504
American Water Works Co., Inc.	13,800		473
CenterPoint Energy, Inc.	28,400		574
CenturyLink, Inc.	17,900		690
DTE Energy Co.	6,600		372
MetroPCS Communications, Inc. (Æ)	44,920		328
National Fuel Gas Co.	1,900		90
NRG Energy, Inc. (Æ)	21,100		359
NV Energy, Inc.	18,800		313
PG&E Corp.	7,000		309
PPL Corp.	22,500		615
Talisman Energy, Inc.	39,500		516
Telephone & Data Systems, Inc.	10,600		257
UGI Corp.	16,000		467
US Cellular Corp. (Æ)	1,900		75
Windstream Corp.	54,300		610

			6,552

Total Common Stocks (cost $102,361)			104,731

Short-Term Investments - 8.0%
Russell U.S. Cash Management Fund	9,212,096	(¥)	9,212

Total Short-Term Investments (cost $9,212)			9,212

Market Value $
Total Investments - 99.5% (identified cost $111,573)	113,943

Other Assets and Liabilities, Net - 0.5%	579

Net Assets - 100.0%	114,522

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund	75

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
S&P Midcap 400 E-Mini Index Futures (CME)	99	USD	9,797	06/12	85

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					85

Presentation of Portfolio Holdings — April 30, 2012 (Unaudited)

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$16,830	$—	$—	$16,830	14.7
Consumer Staples	7,326	—	—	7,326	6.4
Energy	8,646	—	—	8,646	7.6
Financial Services	18,425	—	—	18,425	16.1
Health Care	8,339	—	—	8,339	7.3
Materials and Processing	8,865	—	—	8,865	7.7
Producer Durables	13,718	—	—	13,718	12.0
Technology	16,030	—	—	16,030	14.0
Utilities	6,552	—	—	6,552	5.7
Short-Term Investments	—	9,212	—	9,212	8.0

Total Investments	104,731	9,212	—	113,943	99.5

Other Assets and Liabilities, Net					0.5

					100.0

Other Financial Instruments
Futures Contracts	85	—	—	85	0.1

Total Other Financial Instruments*	$85	$—	$—	$85

*	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of Levels 1, 2 and 3 during the period ended April 30, 2012.

See accompanying notes which are an integral part of the financial statements.

76	Russell U.S. Mid Cap Equity Fund

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Fair Value of Derivative Instruments — April 30, 2012 (Unaudited)

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$85

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$170

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$85

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund	77

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Statement of Assets and Liabilities — April 30, 2012 (Unaudited)

Amounts in thousands

Assets
Investments, at identified cost	$111,573
Investments, at market*	113,943
Cash (restricted)	650
Receivables:
Dividends and interest	37
Dividends from affiliated Russell money market funds	1
Investments sold	2,077
Fund shares sold	267
Prepaid expenses	46

Total assets	117,021

Liabilities
Payables:
Investments purchased	2,275
Fund shares redeemed	25
Accrued fees to affiliates	65
Other accrued expenses	53
Daily variation margin on futures contracts	81

Total liabilities	2,499

Net Assets	$114,522

See accompanying notes which are an integral part of the financial statements.

78	Russell U.S. Mid Cap Equity Fund

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Statement of Assets and Liabilities, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(47)
Accumulated net realized gain (loss)	257
Unrealized appreciation (depreciation) on:
Investments.	2,370
Futures contracts	85
Shares of beneficial interest	112
Additional paid-in capital	111,745

Net Assets	$114,522

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(a)	$10.24
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$10.86
Class A — Net assets	$249,025
Class A — Shares outstanding ($.01 par value)	24,329
Net asset value per share: Class C(a)	$10.23
Class C — Net assets	$150,499
Class C — Shares outstanding ($.01 par value)	14,715
Net asset value per share: Class S(a)	$10.24
Class S — Net assets	$114,122,142
Class S — Shares outstanding ($.01 par value)	11,146,178
Amounts in thousands

* Investments in affiliates, Russell U.S. Cash Management Fund.	$9,212
(a) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund	79

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Statement of Operations — For the Period Ended April 30, 2012 (Unaudited)*

Amounts in thousands

Investment Income
Dividends	$372
Dividends from affiliated Russell money market funds	3

Total investment income	375

Expenses
Advisory fees	207
Administrative fees	13
Custodian fees	11
Distribution fees - Class C	—	**
Transfer agent fees - Class A	—	**
Transfer agent fees - Class C	—	**
Transfer agent fees - Class S	47
Professional fees	15
Registration fees	25
Shareholder servicing fees - Class C	—	**
Trustees’ fees	1
Printing fees	4
Offering Costs	33
Miscellaneous	2

Expenses before reductions	358
Expense reductions	(111)

Net expenses	247

Net investment income (loss)	128

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments.	87
Futures contracts	170

Net realized gain (loss)	257

Net change in unrealized appreciation (depreciation) on:
Investments	2,370
Futures contracts	85

Net change in unrealized appreciation (depreciation)	2,455

Net realized and unrealized gain (loss)	2,712

Net Increase (Decrease) in Net Assets from Operations	$2,840

*	For the period February 7, 2012 (commencement of operations) to April 30, 2012.
**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

80	Russell U.S. Mid Cap Equity Fund

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Statement of Changes in Net Assets

Amounts in thousands	Period Ended April 30, 2012 (Unaudited)*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$128
Net realized gain (loss)	257
Net change in unrealized appreciation (depreciation)	2,455

Net increase (decrease) in net assets from operations	2,840

Distributions
From net investment income
Class A	— **
Class C	— **
Class S	(175)

Net decrease in net assets from distributions	(175)

Share Transactions
Net increase (decrease) in net assets from share transactions	111,857

Total Net Increase (Decrease) in Net Assets	114,522

Net Assets
Beginning of period	—

End of period	$114,522

Undistributed (overdistributed) net investment income included in net assets	$(47)

*	For the period February 7, 2012 (commencement of operations) to April 30, 2012.
**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund	81

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)		$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income
Class A
April 30, 2012(8)	10.00	—	(f)	.25	.25	(.01)
Class C
April 30, 2012(8)	10.00	(.01)		.24	.23	— (f)
Class S
April 30, 2012(8)	10.00	.01		.25	.26	(.02)

See accompanying notes which are an integral part of the financial statements.

82	Russell U.S. Mid Cap Equity Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.01)	10.24	2.53	249	1.65	1.20	.17	37

— (f)	10.23	2.34	151	2.38	1.95	(.56)	37

(.02)	10.24	2.56	114,122	1.38	0.95	.50	37

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund	83

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Shareholder Expense Example — April 30, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Semi-annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from November 1, 2011 to April 30, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,132.40	$1,018.70
Expenses Paid During Period*	$6.57	$6.22

*	Expenses are equal to the Fund’s annualized expense ratio of 1.24% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,128.05	$1,014.97
Expenses Paid During Period*	$10.53	$9.97

*	Expenses are equal to the Fund’s annualized expense ratio of 1.99% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,132.78	$1,019.00
Expenses Paid During Period*	$6.26	$5.92

*	Expenses are equal to the Fund’s annualized expense ratio of 1.18% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,133.73	$1,020.34
Expenses Paid During Period*	$4.83	$4.57

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

84	Russell U.S. Small Cap Equity Fund

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Shareholder Expense Example, continued — April 30, 2012 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,133.72	$1,019.94
Expenses Paid During Period*	$5.25	$4.97

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,134.43	$1,020.84
Expenses Paid During Period*	$4.30	$4.07

*	Expenses are equal to the Fund’s annualized expense ratio of 0.81% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell U.S. Small Cap Equity Fund	85

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Schedule of Investments — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 96.8%
Consumer Discretionary - 15.2%
Aaron’s, Inc. Class A	1,000	27
Abercrombie & Fitch Co. Class A	27,620	1,386
Aeropostale, Inc. (Æ)	17,400	386
AFC Enterprises, Inc. (Æ)	46,300	791
Amerco, Inc.	15,049	1,512
American Eagle Outfitters, Inc.	93,790	1,689
America’s Car-Mart, Inc. (Æ)	91,345	4,196
Ameristar Casinos, Inc.	81,753	1,470
Arctic Cat, Inc. (Æ)	108,179	4,786
Bally Technologies, Inc. (Æ)	120,382	5,845
bebe stores inc	95,890	786
Belo Corp. Class A	197,995	1,335
Benihana, Inc. Class A	38,800	535
BJ’s Restaurants, Inc. (Æ)	90,371	3,903
Black Diamond, Inc. (Æ)	63,380	629
Body Central Corp. (Æ)(Ñ)	168,575	5,120
BorgWarner, Inc.(Æ)	38,265	3,024
Boston Pizza Royalties Income Fund (Å)	221,000	4,087
Bravo Brio Restaurant Group, Inc. (Æ)	81,920	1,655
Brunswick Corp.	36,576	962
Buffalo Wild Wings, Inc. (Æ)	73,065	6,127
Build-A-Bear Workshop, Inc. Class A (Æ)	4,682	21
Callaway Golf Co. (Ñ)	571,630	3,504
Caribou Coffee Co., Inc. (Æ)(Ñ)	262,424	4,306
Carmike Cinemas, Inc. (Æ)	62,185	829
Carrols Restaurant Group, Inc. (Æ)	44,170	666
Cato Corp. (The) Class A	133,800	3,724
CEC Entertainment, Inc.	75,600	2,889
Cenveo, Inc. (Æ)(Ñ)	128,965	369
Charming Shoppes, Inc. (Æ)	190,800	1,126
Chico’s FAS, Inc.	8,180	126
Churchill Downs, Inc.	8,000	475
Collective Brands, Inc. (Æ)	67,000	1,392
Columbia Sportswear Co. (Ñ)	68,667	3,234
Conn’s, Inc. (Æ)(Ñ)	41,644	681
Cooper Tire & Rubber Co.	283,410	4,237
Cost Plus, Inc. (Æ)	43,215	837
Courier Corp.	5,900	61
Cracker Barrel Old Country Store, Inc.	26,600	1,530
Crocs, Inc. (Æ)	283,695	5,731
CSS Industries, Inc.	2,600	50
Dana Holding Corp.	36,175	529
Digital Cinema Destinations Corp. Class A (Æ)	100,000	701
Digital Domain Media Group, Inc. (Æ)	14,618	124
Domino’s Pizza, Inc.	49,800	1,883
Dorman Products, Inc. (Æ)	12,930	618
DSW, Inc. Class A	14,900	838
Einstein Noah Restaurant Group, Inc. (Å)	150,700	2,132
Elizabeth Arden, Inc. (Æ)	3,715	145
EW Scripps Co. Class A (Æ)	33,100	303
ExactTarget, Inc. (Æ)(Ñ)	74,708	2,018
Federal-Mogul Corp. (Æ)	38,100	493
Finish Line, Inc. (The) Class A	175,900	3,916
Francesca’s Holdings Corp. (Æ)(Ñ)	158,276	4,962

	Principal Amount ($) or Shares	Market Value $
Fred’s, Inc. Class A (Ñ)	91,498	1,310
Fuel Systems Solutions, Inc. (Æ)(Ñ)	62,741	1,471
GameStop Corp. Class A (Ñ)	63,600	1,448
Gaylord Entertainment Co. (Æ)	45,390	1,429
Genesco, Inc. (Æ)	62,050	4,654
G-III Apparel Group, Ltd. (Æ)	130,350	3,500
Gordmans Stores, Inc. (Æ)	29,086	618
Group 1 Automotive, Inc.	67,539	3,909
Harman International Industries, Inc.	30,600	1,517
Harry Winston Diamond Corp. (Æ)(Ñ)	72,889	1,039
HealthStream, Inc. (Æ)	24,945	572
Helen of Troy, Ltd. (Æ)	14,800	512
Hibbett Sports, Inc. (Æ)	30,870	1,844
Hillenbrand, Inc.	104,030	2,178
HomeAway, Inc. (Æ)(Ñ)	36,974	963
Hot Topic, Inc.	417,828	4,095
Imax Corp. (Æ)	35,539	852
Interval Leisure Group, Inc.	81,200	1,403
Isle of Capri Casinos, Inc. (Æ)	163,237	1,020
Jack in the Box, Inc. (Æ)	116,100	2,638
Jones Group, Inc. (The)	416,720	4,676
Kenneth Cole Productions, Inc. Class A (Æ)	75,530	1,203
LeapFrog Enterprises, Inc. Class A (Æ)	171,407	1,601
Lennar Corp. Class B	101,893	2,306
LIN TV Corp. Class A (Æ)	267,685	1,057
Lincoln Educational Services Corp. (Ñ)	59,814	439
Lithia Motors, Inc. Class A	91,000	2,442
Liz Claiborne, Inc. (Æ)(Ñ)	39,810	533
Marchex, Inc. Class A (Ñ)	8,900	31
MarineMax, Inc. (Æ)	51,165	545
Matthews International Corp. Class A	52,138	1,564
McClatchy Co. (The) Class A (Æ)(Ñ)	57,030	155
MDC Holdings, Inc. (Ñ)	110,258	3,099
MDC Partners, Inc. Class A (Å)	351,255	3,625
Men’s Wearhouse, Inc. (The)	37,773	1,399
Meredith Corp. (Ñ)	234,269	6,754
Movado Group, Inc.	53,206	1,508
Multimedia Games Holding Co., Inc. (Æ)	118,074	1,341
Orient-Express Hotels, Ltd. Class A (Æ)	50,152	536
Oxford Industries, Inc.	22,947	1,101
Papa John’s International, Inc. (Æ)	19,300	777
Penn National Gaming, Inc. (Æ)	38,217	1,719
PF Chang’s China Bistro, Inc.	10,845	430
Pier 1 Imports, Inc.	138,360	2,377
Pinnacle Entertainment, Inc. (Æ)	133,000	1,476
Pizza Pizza Royalty Income Fund	85,800	871
PVH Corp.	4,400	391
Red Robin Gourmet Burgers, Inc. (Æ)	42,195	1,505
Regis Corp.	122,110	2,241
Rent-A-Center, Inc. Class A	50,500	1,728
rue21 Inc.(Æ)(Ñ)	50,929	1,546
Scholastic Corp. (Ñ)	47,600	1,454
School Specialty, Inc. (Æ)(Ñ)	19,832	65
Second Cup, Ltd. (The)	47,300	343
Select Comfort Corp. (Æ)	7,900	228
Shuffle Master, Inc. (Æ)	255,584	4,516
Sinclair Broadcast Group, Inc. Class A	151,295	1,555

86	Russell U.S. Small Cap Equity Fund

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Skechers U.S.A., Inc. Class A (Æ)(Ñ)	140,490	2,623
Smith & Wesson Holding Corp. (Æ)	262,486	2,166
Snap-on, Inc.	31,375	1,962
Sotheby’s Class A	47,180	1,855
Standard Motor Products, Inc.	69,000	1,040
Steven Madden, Ltd. (Æ)	47,610	2,057
Stewart Enterprises, Inc. Class A	220,140	1,391
Sturm Ruger & Co., Inc.	10,330	590
Superior Industries International, Inc.	64,292	1,100
Teavana Holdings, Inc. (Æ)(Ñ)	114,537	2,393
Thor Industries, Inc.	23,100	782
Ulta Salon Cosmetics & Fragrance, Inc.	30,702	2,707
Under Armour, Inc. Class A (Æ)	18,515	1,813
ValueClick, Inc. (Æ)	155,025	3,283
VOXX International Corp. Class A (Æ)	58,580	743
Warnaco Group, Inc. (The)(Æ)	9,750	516
WMS Industries, Inc. (Æ)	52,810	1,294
Wolverine World Wide, Inc.	53,970	2,264

		231,389

Consumer Staples - 2.5%
Andersons, Inc. (The)	41,338	2,084
Calavo Growers, Inc. (Ñ)	20,100	577
Casey’s General Stores, Inc.	88,100	4,965
Chefs’ Warehouse Holdings, Inc. (Æ)	30,030	726
Core-Mark Holding Co., Inc.	12,445	480
Corn Products International, Inc.	26,000	1,484
Dean Foods Co. (Æ)	140,400	1,724
Flowers Foods, Inc.	142,200	3,050
Fresh Del Monte Produce, Inc.	145,504	3,371
Fresh Market, Inc. (The) (Æ)(Ñ)	41,602	2,129
Imperial Sugar Co. (Ñ)	27,246	110
Nash Finch Co.	18,198	457
Pantry, Inc. (The) (Æ)	31,100	397
Schiff Nutrition International, Inc. (Æ)	31,555	519
Seneca Foods Corp. Class A (Æ)	2,847	66
Smart Balance, Inc. (Æ)	753,564	4,446
Spartan Stores, Inc.	6,600	120
SUPERVALU, Inc. (Ñ)	214,973	1,277
Susser Holdings Corp. (Æ)	45,685	1,219
TreeHouse Foods, Inc. (Æ)(Ñ)	135,650	7,801
Tumi Holdings, Inc. (Æ)	30,000	764

		37,766

Energy - 4.6%
Abraxas Petroleum Corp. (Æ)(Ñ)	65,000	194
Approach Resources, Inc. Class A (Æ)(Ñ)	120,990	4,341
Atwood Oceanics, Inc. (Æ)	9,500	421
Berry Petroleum Co. Class A	45,901	2,091
Bonanza Creek Energy, Inc. (Æ)	31,705	697
BPZ Resources, Inc. (Æ)(Ñ)	132,360	536
Cal Dive International, Inc. (Æ)	886,298	3,430
CARBO Ceramics, Inc. (Ñ)	24,620	2,070
Carrizo Oil & Gas, Inc. (Æ)	110,947	3,111
Cloud Peak Energy, Inc. (Æ)	16,904	260
Comstock Resources, Inc. (Æ)	11,725	207
Crimson Exploration, Inc. (Æ)	102,397	558

	Principal Amount ($) or Shares	Market Value $
Dawson Geophysical Co. (Æ)	34,253	920
Delek US Holdings, Inc.	113,669	1,853
Exterran Holdings, Inc. (Æ)	85,660	1,157
Flotek Industries, Inc. (Æ)(Ñ)	37,285	509
GeoResources, Inc. (Æ)	13,837	522
Goodrich Petroleum Corp. (Æ)	12,220	205
Gulfport Energy Corp. (Æ)	36,148	947
Helix Energy Solutions Group, Inc. (Æ)	14,200	290
Hercules Offshore, Inc. (Æ)	431,506	2,192
Hornbeck Offshore Services, Inc. Class A (Æ)	44,745	1,863
Key Energy Services, Inc. (Æ)	86,372	1,093
Kodiak Oil & Gas Corp. (Æ)(Ñ)	136,568	1,209
Lufkin Industries, Inc.	39,783	3,057
Magnum Hunter Resources Corp. (Æ)(Ñ)	119,907	745
Mitcham Industries, Inc. (Æ)	22,285	529
Nabors Industries, Ltd. (Æ)	90,650	1,509
Newpark Resources, Inc. (Æ)	301,128	1,915
Northern Oil and Gas, Inc. (Æ)(Ñ)	57,207	1,112
Oasis Petroleum, Inc. (Æ)	22,025	728
OYO Geospace Corp. (Æ)	5,455	628
Pacific Drilling SA (Æ)	157,570	1,565
Parker Drilling Co. (Æ)	80,700	417
Patterson-UTI Energy, Inc.	163,088	2,637
Penn Virginia Corp.	152,529	781
Petroquest Energy, Inc. (Æ)(Ñ)	424,425	2,564
Pioneer Drilling Co. (Æ)	90,700	715
Plains Exploration & Production Co. (Æ)	52,000	2,124
REX American Resources Corp. (Æ)(Ñ)	10,100	280
Rosetta Resources, Inc. (Æ)	61,830	3,108
Rowan Cos., Inc. (Æ)	69,345	2,394
Sanchez Energy Corp. (Æ)(Ñ)	23,420	568
SM Energy Co.	22,600	1,494
Stone Energy Corp. (Æ)	40,100	1,125
Superior Energy Services, Inc. (Æ)	122,700	3,303
TETRA Technologies, Inc. (Æ)	117,554	1,024
TGC Industries, Inc. (Æ)	54,842	626
Triangle Petroleum Corp. (Æ)(Ñ)	27,500	179
Unit Corp. (Æ)	65,713	2,776
USEC, Inc. (Æ)(Ñ)	32,267	27
Vaalco Energy, Inc. (Æ)	67,015	608
W&T Offshore, Inc.	53,510	1,058
Western Refining, Inc.	35,871	683

		70,955

Financial Services - 22.1%
1st Source Corp.	18,200	413
Affiliated Managers Group, Inc. (Æ)	7,070	803
AG Mortgage Investment Trust, Inc.	92,900	1,839
Allied World Assurance Co. Holdings AG (Ñ)	32,000	2,303
American Assets Trust, Inc. (ö)	54,643	1,285
American Campus Communities, Inc. (ö)	19,400	862
American Capital Mortgage Investment Corp.	59,900	1,362
American Equity Investment Life Holding Co. (Ñ)	300,000	3,678

Russell U.S. Small Cap Equity Fund	87

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

American Financial Group, Inc.	11,300	440
Ameriprise Financial, Inc.	35,761	1,939
Anworth Mortgage Asset Corp. (ö)	368,640	2,485
Apollo Residential Mortgage, Inc.	145,390	2,639
Arch Capital Group, Ltd. (Æ)	36,100	1,418
Ares Capital Corp.	71,692	1,150
Argo Group International Holdings, Ltd.	123,545	3,566
Arlington Asset Investment Corp. Class A (Ñ)	7,993	188
Ashford Hospitality Trust, Inc. (ö)	31,100	266
Aspen Insurance Holdings, Ltd.	24,600	697
Associated Banc-Corp.	25,000	333
Assurant, Inc.	55,700	2,247
Assured Guaranty, Ltd.	35,800	508
Astoria Financial Corp. (Ñ)	155,580	1,508
Axis Capital Holdings, Ltd.	30,300	1,031
Banco Latinoamericano de Comercio Exterior SA Class E	126,830	2,644
Bancorp, Inc. (Æ)	43,800	450
Bank of the Ozarks, Inc.	146,000	4,511
BankUnited, Inc.	33,200	817
Banner Corp.	27,100	595
Berkshire Hills Bancorp, Inc.	16,000	363
BioMed Realty Trust, Inc. Class A (ö)	259,670	5,147
BOK Financial Corp.	6,000	342
Boston Private Financial Holdings, Inc.	259,098	2,415
Brookline Bancorp, Inc.	278,217	2,498
Camden Property Trust (ö)	21,309	1,442
Capitol Federal Financial, Inc.	294,936	3,483
CapLease, Inc. (ö)	1,036,137	4,300
Cash America International, Inc.	30,900	1,445
Central Pacific Financial Corp. (Æ)	25,903	368
Chesapeake Lodging Trust (ö)	103,470	1,873
Citizens Republic Bancorp, Inc. (Æ)	59,996	1,012
City National Corp.	31,700	1,688
CNO Financial Group, Inc.	579,600	4,214
Cohen & Steers, Inc. (Ñ)	48,695	1,716
Colonial Properties Trust (ö)	36,963	827
Comerica, Inc.	57,374	1,837
Community Bank System, Inc.	54,199	1,524
Community Trust Bancorp, Inc. (Ñ)	8,000	256
Coresite Realty Corp. Class A (ö)	30,310	755
CreXus Investment Corp. (Ñ)(ö)	41,100	431
DFC Global Corp. (Æ)	56,456	987
DHT Holdings, Inc. (Ñ)	438	—
Diamond Hill Investment Group, Inc. (Å)	22,156	1,681
DiamondRock Hospitality Co. (ö)	215,180	2,287
Dime Community Bancshares, Inc.	65,280	905
DuPont Fabros Technology, Inc. (Ñ)(ö)	92,100	2,501
Eagle Bancorp, Inc. (Æ)	30,285	539
Endurance Specialty Holdings, Ltd.	2,700	109
Entertainment Properties Trust (ö)	25,400	1,219
Evercore Partners, Inc. Class A	217,300	5,743
Everest Re Group, Ltd.	22,700	2,250
Extra Space Storage, Inc. (ö)	60,800	1,845
Ezcorp, Inc. Class A (Æ)	155,500	4,166
Fair Isaac Corp.	66,900	2,870
FelCor Lodging Trust, Inc. (Æ)(ö)	213,708	902

	Principal Amount ($) or Shares	Market Value $
Financial Engines, Inc. (Æ)	39,680	906
First American Financial Corp.	283,177	4,743
First Community Bancshares, Inc.	3,484	47
First Connecticut Bancorp, Inc.	13,600	179
First Financial Bankshares, Inc. (Ñ)	80,564	2,726
First Horizon National Corp.	87,792	806
First Industrial Realty Trust, Inc. (Æ)(ö)	44,800	553
First Interstate Bancsystem, Inc. Class A	6,000	85
First Merchants Corp.	46,810	577
FirstMerit Corp.	41,500	697
Flagstone Reinsurance Holdings SA	416,324	3,122
FNB Corp.	261,150	2,964
Forestar Group, Inc. (Æ)	150,247	2,311
Franklin Street Properties Corp. (ö)	276,295	2,782
Fulton Financial Corp.	133,400	1,399
FXCM, Inc. Class A (Ñ)	56,900	659
GFI Group, Inc.	24,569	81
Global Cash Access Holdings, Inc. (Æ)	916,112	7,741
Greenhill & Co., Inc. (Ñ)	97,520	3,789
GSV Capital Corp. (Æ)(Ñ)	73,170	1,253
Hancock Holding Co.	44,268	1,425
Hanmi Financial Corp. Class A (Æ)	35,683	372
Hanover Insurance Group, Inc. (The)	55,460	2,238
Hatteras Financial Corp. (ö)	22,135	645
Healthcare Realty Trust, Inc. (ö)	235,005	5,048
Heartland Payment Systems, Inc.	9,600	293
Hercules Technology Growth Capital, Inc.	286,950	3,274
Hersha Hospitality Trust Class A (ö)	185,400	1,066
HFF, Inc. Class A (Æ)	38,195	624
Home BancShares, Inc.	119,880	3,493
Home Properties, Inc. (ö)	37,800	2,308
Horace Mann Educators Corp.	91,205	1,601
Hospitality Properties Trust (ö)	161,887	4,465
Iberiabank Corp.	63,469	3,241
Infinity Property & Casualty Corp.	49,659	2,652
Interactive Brokers Group, Inc. Class A	102,400	1,553
International. FCStone, Inc. (Æ)	2,100	45
Invesco Mortgage Capital, Inc. (ö)	24,000	423
Investment Technology Group, Inc. (Æ)	84,800	865
Investors Real Estate Trust (Ñ)(ö)	20,401	147
Jack Henry & Associates, Inc.	35,700	1,212
KBW, Inc. (Ñ)	393,509	6,705
KeyCorp	300,290	2,414
Kite Realty Group Trust (ö)	24,900	127
Knight Capital Group, Inc. Class A (Æ)	261,352	3,434
Kohlberg Capital Corp.	32,717	202
Lakeland Financial Corp.	32,853	856
LaSalle Hotel Properties (ö)	139,380	4,099
Liberty Property Trust (ö)	50,300	1,833
Mack-Cali Realty Corp. (ö)	63,100	1,812
Maiden Holdings, Ltd.	97,525	809
Manning & Napier, Inc. Class A	180,800	2,622
MarketAxess Holdings, Inc.	104,220	3,576
Medical Properties Trust, Inc. (ö)	263,590	2,472
Medley Capital Corp.	2,200	25
MFA Financial, Inc. (ö)	42,400	313
MI Developments, Inc.	115,300	4,069

88	Russell U.S. Small Cap Equity Fund

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Mid-America Apartment Communities, Inc. (ö)	34,600	2,355
MoneyGram International, Inc. (Æ)	161,234	2,715
Montpelier Re Holdings, Ltd.	30,800	632
Nelnet, Inc. Class A	84,200	2,174
New Mountain Finance Corp.	9,100	123
NorthStar Realty Finance Corp. (Ñ)(ö)	97,550	556
Ocwen Financial Corp. Class A (Æ)	24,000	358
OmniAmerican Bancorp, Inc. (Æ)(Ñ)	14,300	287
One Liberty Properties, Inc. (ö)	6,900	131
Park Sterling Corp. (Æ)	326,140	1,536
Parkway Properties, Inc. (ö)	18,800	186
Pebblebrook Hotel Trust (ö)	38,520	928
PennantPark Investment Corp.	104,279	1,090
Pennsylvania Real Estate Investment Trust (ö)	24,200	341
PennyMac Mortgage Investment Trust (ö)	144,800	2,938
Peoples Bancorp, Inc.	5,000	92
Piper Jaffray Cos. (Æ)	91,512	2,219
Portfolio Recovery Associates, Inc. (Æ)	13,493	929
Post Properties, Inc. (ö)	29,500	1,437
Potlatch Corp. (Ñ)(ö)	165,030	5,165
PrivateBancorp, Inc. Class A	140,525	2,210
ProAssurance Corp.	33,270	2,931
Prosperity Bancshares, Inc. (Ñ)	109,270	5,097
Protective Life Corp.	82,171	2,404
PS Business Parks, Inc. (ö)	63,400	4,327
Raymond James Financial, Inc.	33,689	1,234
Regency Centers Corp. (ö)	12,200	549
Reinsurance Group of America, Inc. Class A	29,000	1,686
Republic Bancorp, Inc. Class A (Ñ)	10,800	254
Resource Capital Corp. (Ñ)(ö)	139,920	756
RLI Corp.	10,800	744
Sabra Health Care REIT, Inc. (ö)	25,500	427
SCBT Financial Corp.	1,200	41
Selective Insurance Group, Inc.	188,014	3,288
Signature Bank NY (Æ)	117,410	7,713
Southside Bancshares, Inc.	32,130	655
Southwest Bancorp, Inc. (Æ)	3,900	35
State Auto Financial Corp.	3,900	56
State Bank Financial Corp. (Æ)	43,300	747
StellarOne Corp.	179,158	2,241
Sterling Bancorp Class N	170,502	1,621
Stewart Information Services Corp. (Ñ)	36,256	534
Strategic Hotels & Resorts, Inc. (Æ)(ö)	101,700	693
Sunstone Hotel Investors, Inc. (Æ)(ö)	121,700	1,241
SVB Financial Group (Æ)	143,584	9,202
SWS Group, Inc. (Æ)	9,900	56
Symetra Financial Corp.	27,000	328
Synovus Financial Corp.	751,108	1,577
Territorial Bancorp, Inc.	10,162	221
Texas Capital Bancshares, Inc. (Æ)	151,859	5,727
THL Credit, Inc.	8,100	102
TrustCo Bank Corp. NY	62,148	340
UMB Financial Corp.	67,622	3,249
Umpqua Holdings Corp.	222,525	2,946

	Principal Amount ($) or Shares	Market Value $
United Bankshares, Inc. (Ñ)	70,400	1,861
United Financial Bancorp, Inc.	9,100	146
United Fire Group, Inc. (Æ)	7,560	130
Universal Health Realty Income Trust (ö)	1,300	53
Validus Holdings, Ltd.	56,000	1,820
Valley National Bancorp (Ñ)	166,700	2,100
Virtus Investment Partners, Inc. (Æ)	55,869	4,715
Washington Banking Co.	7,053	98
Washington Federal, Inc.	289,004	5,069
Webster Financial Corp.	181,300	4,121
West Coast Bancorp (Æ)	30,228	591
Western Alliance Bancorp (Æ)	115,444	1,014
Wilshire Bancorp, Inc. (Æ)	46,901	251
WSFS Financial Corp.	16,599	662
XL Group PLC Class A	172,000	3,700
Zions Bancorporation	30,600	624

		336,074

Health Care - 10.4%
Abaxis, Inc. (Æ)	18,606	663
Abiomed, Inc. (Æ)(Ñ)	21,570	525
Acadia Healthcare Co., Inc. (Æ)	38,635	617
Accuray, Inc. (Æ)	135,858	1,046
Affymax, Inc. (Æ)	39,877	523
Affymetrix, Inc. (Æ)	189,165	836
Akorn, Inc. (Æ)	117,811	1,429
Alere, Inc. (Æ)	94,153	2,249
Alnylam Pharmaceuticals, Inc. (Æ)(Ñ)	37,295	425
AMERIGROUP Corp. Class A (Æ)	30,370	1,876
Analogic Corp.	29,705	2,026
Anika Therapeutics, Inc. (Æ)	36,624	625
Antares Pharma, Inc. (Æ)(Ñ)	172,900	545
Arqule, Inc. (Æ)	58,560	413
Array BioPharma, Inc. (Æ)	114,437	399
Astex Pharmaceuticals (Æ)	70,400	124
athenahealth, Inc. (Æ)(Ñ)	49,760	3,605
BioCryst Pharmaceuticals, Inc. (Æ)(Ñ)	119,790	434
Bio-Reference Labs, Inc. (Æ)(Ñ)	26,870	573
Cambrex Corp. (Æ)	96,600	626
Cantel Medical Corp.	76,902	1,806
Catalyst Health Solutions, Inc. (Æ)	82,912	7,161
Centene Corp. (Æ)	143,334	5,675
Cepheid, Inc. (Æ)	61,195	2,351
Clovis Oncology, Inc. (Æ)(Ñ)	22,363	401
Computer Programs & Systems, Inc.	67,912	4,047
Conceptus, Inc. (Æ)	30,994	582
CONMED Corp.	77,260	2,209
Cooper Cos., Inc. (The)	21,236	1,872
Cross Country Healthcare, Inc. (Æ)	4,400	20
Curis, Inc. (Æ)(Ñ)	105,305	504
Cynosure, Inc. Class A (Æ)	120,348	2,488
Discovery Laboratories, Inc. (Æ)(Ñ)	176,030	542
Durect Corp. (Æ)	75,100	53
Dynavax Technologies Corp. (Æ)(Ñ)	126,017	631
Endologix, Inc. (Æ)	41,140	616
Epocrates, Inc. (Æ)(Ñ)	26,645	217
Exact Sciences Corp. (Æ)	62,200	670

Russell U.S. Small Cap Equity Fund	89

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Geron Corp. (Æ)(Ñ)	24,100	40
Greatbatch, Inc. (Æ)	90,700	2,112
Haemonetics Corp. (Æ)	58,700	4,201
Hanger Orthopedic Group, Inc. (Æ)	239,891	5,649
Health Management Associates, Inc. Class A (Æ)	52,600	379
Health Net, Inc. (Æ)	51,612	1,838
Hill-Rom Holdings, Inc.	44,500	1,444
HMS Holdings Corp. (Æ)	218,806	5,264
Icon PLC - ADR (Æ)	186,662	4,140
Impax Laboratories, Inc. (Æ)	200,350	4,935
Insulet Corp. (Æ)	196,519	3,510
Invacare Corp.	4,700	74
IPC The Hospitalist Co., Inc. (Æ)	67,990	2,612
Kindred Healthcare, Inc. (Æ)	83,700	807
Ligand Pharmaceuticals, Inc. Class B (Æ)	28,365	383
Medidata Solutions, Inc. (Æ)	22,960	595
Meridian Bioscience, Inc.	186,719	3,837
Metropolitan Health Networks, Inc. (Æ)	49,241	368
Molina Healthcare, Inc. (Æ)	157,770	4,047
Myriad Genetics, Inc. (Æ)	50,570	1,315
NuVasive, Inc. (Æ)	52,100	863
NxStage Medical, Inc. (Æ)	15,531	264
Omnicell, Inc. (Æ)	122,140	1,743
OraSure Technologies, Inc. (Æ)	50,235	576
Orexigen Therapeutics, Inc. (Æ)	127,880	448
Orthofix International NV (Æ)(Ñ)	82,000	3,380
Palomar Medical Technologies, Inc. (Æ)	7,900	69
Par Pharmaceutical Cos., Inc. (Æ)	43,000	1,821
PerkinElmer, Inc.	26,000	718
Pharmacyclics, Inc. (Æ)(Ñ)	14,053	387
PharMerica Corp. (Æ)(Ñ)	136,207	1,617
Progenics Pharmaceuticals, Inc. (Æ)(Ñ)	74,020	813
Quality Systems, Inc.	155,541	5,817
Questcor Pharmaceuticals, Inc. (Æ)(Ñ)	130,321	5,851
Raptor Pharmaceutical Corp. (Æ)(Ñ)	71,600	420
RTI Biologics, Inc. (Æ)	264,311	925
Salix Pharmaceuticals, Ltd. (Æ)	53,257	2,631
Santarus, Inc. (Æ)	66,438	423
Sequenom, Inc. (Æ)(Ñ)	135,600	694
Spectranetics Corp. (Æ)	55,185	579
Staar Surgical Co. (Æ)	37,165	408
STERIS Corp.	137,090	4,306
Sun Healthcare Group, Inc. (Æ)	67,146	485
SurModics, Inc. (Æ)	9,900	146
SXC Health Solutions Corp. (Æ)	114,169	10,341
TearLab Corp. (Æ)(Ñ)	130,391	535
Tenet Healthcare Corp. (Æ)	152,500	791
Threshold Pharmaceuticals, Inc. (Æ)(Ñ)	70,690	515
Transcept Pharmaceuticals, Inc. (Æ)(Ñ)	52,706	474
Triple-S Management Corp. Class B (Æ)	37,968	800
Unilife Corporation (Æ)	133,893	573
Universal American Corp.	87,200	801
ViroPharma, Inc. (Æ)	15,600	339
WellCare Health Plans, Inc. (Æ)	31,300	1,915
West Pharmaceutical Services, Inc.	43,110	1,936
Wright Medical Group, Inc. (Æ)(Ñ)	232,500	4,331

	Principal Amount ($) or Shares	Market Value $
XenoPort, Inc. (Æ)(Ñ)	10,600	48
Zalicus, Inc. (Æ)(Ñ)	267,100	280

		158,017

Materials and Processing - 5.8%
Aceto Corp.	123,400	1,111
AK Steel Holding Corp. (Ñ)	459,304	3,408
AMCOL International Corp.	104,258	3,436
American Vanguard Corp.	21,832	546
Apogee Enterprises, Inc.	168,810	2,593
Armtec Infrastructure, Inc. (Æ)	403,680	817
Builders FirstSource, Inc. (Æ)(Ñ)	153,090	638
Cabot Corp.	61,261	2,642
Carpenter Technology Corp.	20,100	1,119
Chemtura Corp. (Æ)	156,135	2,657
Clarcor, Inc.	62,597	3,006
Commercial Metals Co.	332,960	4,921
Cytec Industries, Inc.	19,323	1,228
Gibraltar Industries, Inc. (Æ)	18,900	256
Globe Specialty Metals, Inc.	227,090	3,029
Hexcel Corp. (Æ)	85,615	2,344
Innospec, Inc. (Æ)	81,300	2,458
Interline Brands, Inc. (Æ)	211,913	4,459
Kaiser Aluminum Corp. (Ñ)	104,695	5,504
KapStone Paper and Packaging Corp. (Æ)	110,500	1,996
Kaydon Corp.	59,835	1,468
Koppers Holdings, Inc.	98,700	3,837
Kraton Performance Polymers, Inc. (Æ)	97,783	2,542
Lennox International, Inc.	12,513	543
Minerals Technologies, Inc.	39,550	2,654
Mueller Industries, Inc.	13,200	603
Mueller Water Products, Inc. Class A	601,600	2,160
Myers Industries, Inc.	47,820	791
NCI Building Systems, Inc. (Æ)	16,600	199
Neenah Paper, Inc.	27,660	790
Northwest Pipe Co. (Æ)	10,400	216
Olympic Steel, Inc.	10,175	215
OM Group, Inc. (Æ)	84,269	2,033
PH Glatfelter Co.	27,000	421
PolyOne Corp.	266,100	3,688
RBC Bearings, Inc. (Æ)	19,396	909
Rentech, Inc. (Æ)	294,100	679
Rockwood Holdings, Inc. (Æ)	16,800	930
RTI International Metals, Inc. (Æ)	77,683	1,907
Sensient Technologies Corp.	53,625	1,992
Spartech Corp. (Æ)	1,405	7
TPC Group, Inc. (Æ)	67,286	2,825
Trex Co., Inc. (Æ)(Ñ)	19,721	631
UFP Technologies, Inc. (Æ)	101,202	1,841
Universal Forest Products, Inc.	62,423	2,335
Uranium Energy Corp. (Æ)(Ñ)	847,078	2,499
WR Grace & Co. (Æ)	32,500	1,937

		88,820

Producer Durables - 16.5%
AAR Corp.	20,652	319
ACCO Brands Corp. (Æ)	54,320	573

90	Russell U.S. Small Cap Equity Fund

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Accuride Corp. (Æ)	125,050	907
Actuant Corp. Class A	30,850	841
ADA-ES, Inc. Class A (Æ)(Ñ)	16,180	435
Advisory Board Co. (The) (Æ)(Ñ)	86,951	7,926
Aegion Corp. Class A (Æ)	61,514	1,123
AGCO Corp. (Æ)	51,500	2,398
Alamo Group, Inc.	9,037	304
Alaska Air Group, Inc. (Æ)	50,100	1,693
Albany International Corp. Class A	11,900	287
Alexander & Baldwin, Inc.	39,194	2,005
AM Castle & Co. (Æ)(Ñ)	125,843	1,685
American Railcar Industries, Inc. (Æ)	34,169	922
American Superconductor Corp. (Æ)(Ñ)	95,500	394
AO Smith Corp.	18,500	881
Argan, Inc.	51,659	753
Arkansas Best Corp.	146,858	2,253
Ascent Capital Group, Inc. Class A (Æ)	3,600	185
Astec Industries, Inc. (Æ)	53,860	1,685
Barnes Group, Inc.	122,700	3,239
Barrett Business Services, Inc.	6,700	133
BE Aerospace, Inc. (Æ)	35,930	1,690
Blount International, Inc. (Æ)	59,500	962
Booz Allen Hamilton Holding Corp. Class A (Ñ)	74,700	1,277
Brady Corp. Class A	65,175	2,022
Briggs & Stratton Corp. (Ñ)	84,494	1,529
Bristow Group, Inc.	184,015	8,989
CDI Corp.	40,800	724
Celadon Group, Inc.	52,300	817
Chart Industries, Inc. (Æ)	82,558	6,310
Chicago Bridge & Iron Co. NV	101,068	4,489
CIRCOR International, Inc.	96,160	2,993
Columbus McKinnon Corp. (Æ)	57,338	850
Consolidated Graphics, Inc. (Æ)	7,440	298
Con-way, Inc.	200,060	6,502
Corporate Executive Board Co. (The)	68,525	2,835
Corrections Corp. of America	14,800	428
CRA International, Inc. (Æ)	9,500	194
Crane Co.	28,600	1,262
Diana Shipping, Inc. (Æ)	66,825	525
Dice Holdings, Inc. (Æ)	403,737	4,352
DXP Enterprises, Inc. (Æ)	40,340	1,750
Dycom Industries, Inc. (Æ)	177,792	4,159
Electronics for Imaging, Inc. (Æ)	44,300	791
EMCOR Group, Inc.	7,100	208
EnergySolutions, Inc. (Æ)	250,124	1,053
EnerSys (Æ)	42,800	1,496
EnPro Industries, Inc. (Æ)	50,800	2,104
Esterline Technologies Corp. (Æ)	13,720	940
ExlService Holdings, Inc. (Æ)	72,980	2,020
Exponent, Inc. (Æ)	20,800	994
FARO Technologies, Inc. (Æ)	9,005	504
Flow International Corp. (Æ)	48,000	197
Foster Wheeler AG (Æ)	35,709	821
Franklin Electric Co., Inc.	57,900	2,904
FreightCar America, Inc.	23,300	503
Frontline, Ltd. (Ñ)	167,900	1,100

	Principal Amount ($) or Shares	Market Value $
G&K Services, Inc. Class A	65,525	2,153
GATX Corp.	99,100	4,248
General Cable Corp. (Æ)	80,419	2,368
GrafTech International, Ltd. (Æ)	198,294	2,328
Granite Construction, Inc.	86,344	2,404
Great Lakes Dredge & Dock Corp.	63,400	470
Greenbrier Cos., Inc. (Æ)	67,995	1,173
Gulfmark Offshore, Inc. Class A (Æ)	13,100	631
H&E Equipment Services, Inc. (Æ)	20,600	398
Harsco Corp.	221,412	4,938
Hawaiian Holdings, Inc. (Æ)	166,900	945
Heidrick & Struggles International, Inc.	94,600	1,845
Hub Group, Inc. Class A (Æ)	237,695	8,319
Huron Consulting Group, Inc. (Æ)	117,573	4,143
Kadant, Inc. (Æ)	5,800	150
Kansas City Southern	23,400	1,802
KBR, Inc.	26,100	884
Kelly Services, Inc. Class A (Ñ)	77,340	1,082
Kennametal, Inc.	58,042	2,451
Knight Transportation, Inc.	289,549	4,754
Knoll, Inc.	198,690	2,939
Layne Christensen Co. (Æ)	92,871	1,909
Lexmark International, Inc. Class A	83,600	2,516
Liquidity Services, Inc. (Æ)	9,378	500
Littelfuse, Inc.	19,999	1,253
LMI Aerospace, Inc. (Æ)	48,896	894
Manitex International, Inc. (Æ)	55,779	532
MAXIMUS, Inc.	70,210	3,107
McGrath RentCorp	56,226	1,654
Miller Industries, Inc.	50,106	822
Modine Manufacturing Co. (Æ)	17,675	140
Monster Worldwide, Inc. (Æ)	91,652	791
MTS Systems Corp.	31,785	1,525
NACCO Industries, Inc. Class A	6,900	783
Navigant Consulting, Inc. (Æ)	178,500	2,485
Navistar International Corp. (Æ)	41,900	1,423
Net 1 UEPS Technologies, Inc. (Æ)	47,300	416
Old Dominion Freight Line, Inc. (Æ)	150,261	6,682
On Assignment, Inc. (Æ)	39,704	743
Orbital Sciences Corp. (Æ)	3,754	47
Overhill Farms, Inc. (Æ)(Å)	179,930	817
PHH Corp. (Æ)	102,500	1,589
Primoris Services Corp.	3,463	50
Quad/Graphics, Inc. (Ñ)	48,600	653
Quality Distribution, Inc. (Æ)	32,989	369
Quanta Services, Inc. (Æ)	78,301	1,732
Regal-Beloit Corp.	33,964	2,297
Republic Airways Holdings, Inc. (Æ)	14,262	73
Resources Connection, Inc.	393,787	5,111
Roadrunner Transportation Systems, Inc. (Æ)	32,850	570
Robbins & Myers, Inc.	22,718	1,107
RR Donnelley & Sons Co. (Ñ)	41,524	520
Ryder System, Inc.	34,100	1,661
Saia, Inc. (Æ)	15,300	287
ServiceSource International, Inc. (Æ)	193,260	3,204
Shaw Group, Inc. (The) (Æ)	54,600	1,653

Russell U.S. Small Cap Equity Fund	91

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Southwest Airlines Co.	274,282	2,271
SPX Corp.	16,500	1,267
Steelcase, Inc. Class A	299,850	2,591
SunOpta, Inc. (Æ)	120,970	703
Sykes Enterprises, Inc. (Æ)	158,910	2,519
Team, Inc. (Æ)	84,334	2,499
Thermon Group Holdings, Inc. (Æ)	32,063	712
Titan International, Inc. (Ñ)	43,545	1,258
Titan Machinery, Inc. (Æ)(Ñ)	57,125	2,035
Toro Co. (The)	54,300	3,880
Towers Watson & Co. Class A	30,700	2,008
Trimas Corp. (Æ)	19,400	427
Trinity Industries, Inc.	26,275	778
Triumph Group, Inc. (Ñ)	77,480	4,867
TrueBlue, Inc. (Æ)	18,400	318
Tsakos Energy Navigation, Ltd.	271,092	1,721
United Stationers, Inc.	159,070	4,511
URS Corp.	43,600	1,801
US Airways Group, Inc. (Æ)	173,200	1,777
UTi Worldwide, Inc.	222,393	3,707
Wabtec Corp.	64,616	5,026
Wesco Aircraft Holdings, Inc. (Æ)(Ñ)	112,060	1,769
XPO Logistics, Inc. (Æ)	33,800	561

		250,879

Technology - 16.7%
AboveNet, Inc. (Æ)	97,277	8,091
Acacia Research Corp. (Æ)	116,076	4,759
Acme Packet, Inc. (Æ)(Ñ)	82,182	2,307
Actuate Corp. (Æ)	39,732	282
ADTRAN, Inc.	80,415	2,454
Akamai Technologies, Inc. (Æ)	34,201	1,115
Allot Communications, Ltd. Class A (Æ)	131,420	3,225
American Software, Inc. Class A (Æ)	103,300	855
Amtech Systems, Inc. (Æ)(Ñ)	10,653	74
ANADIGICS, Inc. (Æ)	146,876	325
Anixter International, Inc. (Æ)	39,075	2,680
Ansys, Inc. (Æ)	14,485	971
Ariba, Inc. (Æ)	108,006	4,126
Aruba Networks, Inc. (Æ)	206,977	4,371
ATMI, Inc. (Æ)	13,200	277
Aviat Networks, Inc. (Æ)	432,516	1,103
Avid Technology, Inc. (Æ)	60,500	526
Axcelis Technologies, Inc. (Æ)	193,100	263
Bankrate, Inc. (Æ)(Ñ)	128,835	3,017
Bel Fuse, Inc. Class B	3,000	53
Black Box Corp.	4,300	97
Brightcove, Inc. (Æ)	23,330	437
Brightpoint, Inc. (Æ)	114,400	700
BroadSoft, Inc. (Æ)(Ñ)	49,571	2,122
Brocade Communications Systems, Inc. (Æ)	141,471	784
Brooks Automation, Inc.	177,520	2,088
Cadence Design Systems, Inc. (Æ)	59,200	691
Callidus Software, Inc. (Æ)(Ñ)	338,380	2,680
Cavium, Inc. (Æ)	45,164	1,321
Ceva, Inc. (Æ)	79,750	1,762
CIBER, Inc. (Æ)	71,513	297

	Principal Amount ($) or Shares	Market Value $
Ciena Corp. (Æ)	58,916	873
Cognex Corp.	21,214	854
Cohu, Inc. (Å)	196,388	2,156
Computer Sciences Corp.	14,300	401
Comtech Telecommunications Corp.	5,004	155
Concur Technologies, Inc. (Æ)(Ñ)	42,467	2,402
Cornerstone OnDemand, Inc. (Æ)(Ñ)	72,224	1,501
Cray, Inc. (Æ)	102,942	1,148
Cree, Inc. (Æ)(Ñ)	53,575	1,655
CSG Systems International, Inc. (Æ)	40,800	588
Deltek, Inc. (Æ)(Ñ)	50,540	528
Diebold, Inc.	27,800	1,097
Diodes, Inc. (Æ)	119,050	2,654
DSP Group, Inc. (Æ)	27,626	181
EarthLink, Inc.	664,800	5,398
Electro Scientific Industries, Inc.	192,346	2,743
Emcore Corp. (Æ)	4,000	18
Emulex Corp. (Æ)	231,525	2,010
Equinix, Inc. (Æ)	7,155	1,175
Exar Corp. (Æ)	67,960	538
Extreme Networks (Æ)	150,243	575
Fabrinet (Æ)	173,697	2,922
FSI International, Inc. (Æ)	262,920	1,333
GeoEye, Inc. (Æ)	13,158	302
Glu Mobile, Inc. (Æ)(Ñ)	121,050	551
Guidance Software, Inc. (Æ)	52,756	501
Guidewire Software, Inc. (Æ)(Ñ)	71,644	1,950
Hutchinson Technology, Inc. (Æ)(Ñ)	23,615	49
IAC/InterActiveCorp	55,800	2,687
Imperva, Inc. (Æ)(Ñ)	15,810	550
InfoSpace, Inc. (Æ)	47,800	532
Inphi Corp. (Æ)(Ñ)	265,112	2,691
Insight Enterprises, Inc. (Æ)	45,200	918
Intermec, Inc. (Æ)	27,181	145
International Rectifier Corp. (Æ)	97,098	2,120
Intersil Corp. Class A	474,170	4,870
Intevac, Inc. (Æ)	6,988	56
InvenSense, Inc. Class A (Æ)(Ñ)	55,324	890
IPG Photonics Corp. (Æ)(Ñ)	40,391	1,955
Jive Software, Inc. (Æ)(Ñ)	37,848	901
Kemet Corp. (Æ)	144,210	1,227
Kenexa Corp. (Æ)	169,214	5,528
Kulicke & Soffa Industries, Inc. (Æ)	162,300	2,126
LivePerson, Inc. (Æ)	361,447	5,740
LSI Corp. (Æ)	276,200	2,221
LTX-Credence Corp. (Æ)	75,800	523
Manhattan Associates, Inc. (Æ)	24,100	1,209
Mattson Technology, Inc. (Æ)	68,000	159
Mentor Graphics Corp. (Æ)	323,700	4,677
Mercury Computer Systems, Inc. (Æ)	116,862	1,543
Methode Electronics, Inc.	263,882	2,230
Micrel, Inc.	451,240	4,914
MICROS Systems, Inc. (Æ)	79,530	4,520
Mindspeed Technologies, Inc. (Æ)(Ñ)	88,723	444
MKS Instruments, Inc.	29,200	807
Molex, Inc. (Ñ)	52,538	1,450
Monolithic Power Systems, Inc. (Æ)	28,060	581
Monotype Imaging Holdings, Inc. (Æ)	267,112	3,790
NCR Corp. (Æ)	75,017	1,763

92	Russell U.S. Small Cap Equity Fund

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Netlist, Inc. (Æ)(Ñ)	193,100	485
Netscout Systems, Inc. (Æ)	28,260	585
NetSuite, Inc. (Æ)	65,817	2,921
NeuStar, Inc. Class A (Æ)	31,200	1,134
Newport Corp. (Æ)	153,641	2,623
Novatel Wireless, Inc. (Æ)	61,957	179
Oclaro, Inc. (Æ)(Ñ)	405,511	1,164
Openwave Systems, Inc. (Æ)	24,100	62
Opnet Technologies, Inc.	96,970	2,246
PDF Solutions, Inc. (Æ)	6,180	54
Perficient, Inc. (Æ)(Å)	402,069	4,829
Pericom Semiconductor Corp. (Æ)	4,021	32
Plantronics, Inc.	96,099	3,682
Plexus Corp. (Æ)	148,600	4,810
PLX Technology, Inc. (Æ)(Ñ)	25,782	103
Polycom, Inc. (Æ)	87,238	1,158
Procera Networks, Inc. (Æ)	43,700	907
Progress Software Corp. (Æ)	222,189	5,141
PROS Holdings, Inc. (Æ)	32,620	642
QLIK Technologies, Inc. (Æ)	53,645	1,545
Quest Software, Inc. (Æ)	73,025	1,699
Radisys Corp. (Æ)	12,726	81
RealNetworks, Inc.	19,421	186
RealPage, Inc. (Æ)	9,708	176
Responsys, Inc. (Æ)	393,742	5,032
RF Micro Devices, Inc. (Æ)	219,821	952
Saba Software, Inc. (Æ)	47,075	458
Sanmina-SCI Corp. (Æ)	201,250	1,791
Seachange International, Inc. (Æ)	6,823	56
Silicon Image, Inc. (Æ)	203,400	1,220
Silicon Motion Technology Corp. - ADR (Æ)(Ñ)	70,046	1,192
Smith Micro Software, Inc. (Æ)	58,652	118
SolarWinds, Inc. (Æ)	85,750	4,023
Sonus Networks, Inc. (Æ)	335,500	949
Sourcefire, Inc. (Æ)	35,770	1,824
SPS Commerce, Inc. (Æ)(Å)	146,621	4,079
Super Micro Computer, Inc. (Æ)	32,745	578
Synacor, Inc. (Æ)	34,960	290
Synchronoss Technologies, Inc. (Æ)(Ñ)	117,780	3,686
SYNNEX Corp. (Æ)	67,000	2,552
Syntel, Inc.	38,337	2,296
Tangoe, Inc. (Æ)	390,836	8,004
Tech Data Corp. (Æ)	23,600	1,269
TeleCommunication Systems, Inc. Class A (Æ)	83,400	161
TeleNav, Inc. (Æ)	9,307	63
Tellabs, Inc.	421,290	1,588
Tessera Technologies, Inc.	259,933	4,065
TNS, Inc. (Æ)	13,900	284
TriQuint Semiconductor, Inc. (Æ)	217,405	1,061
Ultimate Software Group, Inc. (Æ)	39,606	3,056
Unisys Corp. (Æ)	65,200	1,217
United Online, Inc.	150,300	712
Universal Display Corp. (Æ)	9,700	436
Velti PLC (Æ)(Ñ)	596,208	7,125

	Principal Amount ($) or Shares		Market Value $
VeriFone Systems, Inc. (Æ)	24,493		1,167
Vishay Intertechnology, Inc. (Æ)	138,992		1,559
Volterra Semiconductor Corp. (Æ)	17,190		565
Xyratex, Ltd.	58,544		850

			254,600

Utilities - 3.0%
Alaska Communications Systems Group, Inc. (Ñ)	126,691		324
Alliant Energy Corp.	12,300		556
Avista Corp.	87,000		2,300
Black Hills Corp.	130,718		4,315
Boingo Wireless, Inc. (Æ)(Ñ)	57,740		608
Cbeyond, Inc. (Æ)	92,800		597
Chesapeake Utilities Corp.	6,300		265
Cincinnati Bell, Inc. (Æ)	204,843		778
Cleco Corp.	120,200		4,904
Connecticut Water Service, Inc.	6,600		183
Great Plains Energy, Inc.	87,700		1,791
Halcon Resources Corp. (Æ)(Ñ)	50,004		545
inContact, Inc. (Æ)	117,000		638
j2 Global, Inc. (Ñ)	154,600		3,993
Laclede Group, Inc. (The)	10,260		404
NorthWestern Corp.	109,776		3,899
NTELOS Holdings Corp.	40,630		822
NV Energy, Inc.	229,500		3,821
OGE Energy Corp.	31,574		1,704
Pinnacle West Capital Corp.	34,700		1,678
PNM Resources, Inc.	141,900		2,662
Portland General Electric Co.	89,800		2,320
Premiere Global Services, Inc. (Æ)(Å)	542,245		4,853
Telephone & Data Systems, Inc.	71,887		1,746

			45,706

Total Common Stocks (cost $1,300,049)			1,474,206

Short-Term Investments - 3.6%
Russell U.S. Cash Management Fund	54,516,335	(¥)	54,516

Total Short-Term Investments (cost $54,516)			54,516

Other Securities - 7.6%
Russell Investment Company Liquidating Trust (×)	3,996,700	(¥)	4,069
Russell U.S. Cash Collateral Fund (×)	111,475,665	(¥)	111,476

Total Other Securities (cost $115,472)			115,545

Total Investments - 108.0% (identified cost $1,470,037)			1,644,267

Other Assets and Liabilities, Net - (8.0%)			(121,720)

Net Assets - 100.0%			1,522,547

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund	93

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
S&P Midcap 400 E-Mini Index Futures (CME)	537	USD	53,142	06/12	498

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					498

Presentation of Portfolio Holdings — April 30, 2012 (Unaudited)

Amounts in thousands

	Market Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets

Common Stocks
Consumer Discretionary	$231,389	$—	$—	$231,389	15.2
Consumer Staples	37,766	—	—	37,766	2.5
Energy	70,955	—	—	70,955	4.6
Financial Services	336,074	—	—	336,074	22.1
Health Care	158,017	—	—	158,017	10.4
Materials and Processing	88,820	—	—	88,820	5.8
Producer Durables	250,879	—	—	250,879	16.5
Technology	254,600	—	—	254,600	16.7
Utilities	45,706	—	—	45,706	3.0
Short-Term Investments	—	54,516	—	54,516	3.6
Other Securities	—	115,545	—	115,545	7.6

Total Investments	1,474,206	170,061	—	1,644,267	108.0

Other Assets and Liabilities, Net					(8.0)

					100.0

Other Financial Instruments
Futures Contracts	498	—	—	498	—	**

Total Other Financial Instruments*	$498	$—	$—	$498

*	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.
**	Less than .05% of Net Assets.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of Levels 1, 2 and 3 during the period ended April 30, 2012.

See accompanying notes which are an integral part of the financial statements.

94	Russell U.S. Small Cap Equity Fund

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Fair Value of Derivative Instruments — April 30, 2012 (Unaudited)

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$498

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$9,251
Foreign currency-related transactions	(15)

9,236

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(3,816)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund	95

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Statement of Assets and Liabilities — April 30, 2012 (Unaudited)

Amounts in thousands

Assets
Investments, at identified cost	$1,470,037
Investments, at market**, ***	1,644,267
Cash (restricted)	3,700
Foreign currency holdings*	44
Receivables:
Dividends and interest	490
Dividends from affiliated Russell money market funds	6
Investments sold	13,027
Fund shares sold	1,844
Prepaid expenses	2

Total assets	1,663,380

Liabilities
Payables:
Investments purchased	21,554
Fund shares redeemed	2,037
Accrued fees to affiliates	1,112
Other accrued expenses	218
Daily variation margin on futures contracts	440
Payable upon return of securities loaned	115,472

Total liabilities	140,833

Net Assets	$1,522,547

See accompanying notes which are an integral part of the financial statements.

96	Russell U.S. Small Cap Equity Fund

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Statement of Assets and Liabilities, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$933
Accumulated net realized gain (loss)	(162,644)
Unrealized appreciation (depreciation) on:
Investments	174,230
Futures contracts	498
Shares of beneficial interest	617
Additional paid-in capital	1,508,913

Net Assets	$1,522,547

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(a)	$24.53
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$26.03
Class A — Net assets	$16,317,672
Class A — Shares outstanding ($.01 par value)	665,269
Net asset value per share: Class C(a)	$24.05
Class C — Net assets	$29,221,734
Class C — Shares outstanding ($.01 par value)	1,215,093
Net asset value per share: Class E(a)	$24.60
Class E — Net assets	$25,644,430
Class E — Shares outstanding ($.01 par value)	1,042,634
Net asset value per share: Class I(a)	$24.75
Class I — Net assets	$183,055,811
Class I — Shares outstanding ($.01 par value)	7,395,957
Net asset value per share: Class S(a)	$24.67
Class S — Net assets	$780,808,158
Class S — Shares outstanding ($.01 par value)	31,652,583
Net asset value per share: Class Y(a)	$24.67
Class Y — Net assets	$487,499,515
Class Y — Shares outstanding ($.01 par value)	19,758,143
Amounts in thousands

* Foreign currency holdings - cost	$44
** Securities on loan included in investments	$117,837
*** Investments in affiliates, Russell U.S. Cash Management Fund, Russell Investment Company Liquidating Trust and Russell U.S. Cash Collateral Fund	$170,061

(a)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund	97

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Statement of Operations — For the Period Ended April 30, 2012 (Unaudited)

Amounts in thousands

Investment Income
Dividends	$9,397
Dividends from affiliated Russell money market funds	31
Securities lending income	802

Total investment income	10,230

Expenses
Advisory fees	5,143
Administrative fees	367
Custodian fees	200
Distribution fees - Class A	20
Distribution fees - Class C	109
Transfer agent fees - Class A	14
Transfer agent fees - Class C	26
Transfer agent fees - Class E	24
Transfer agent fees - Class I	89
Transfer agent fees - Class S	663
Transfer agent fees - Class Y	11
Professional fees	56
Registration fees	70
Shareholder servicing fees - Class C	37
Shareholder servicing fees - Class E	33
Trustees’ fees	14
Printing fees	64
Miscellaneous	17

Expenses before reductions	6,957
Expense reductions	(8)

Net expenses	6,949

Net investment income (loss)	3,281

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	104,760
Futures contracts	9,251
Foreign currency-related transactions	(2)

Net realized gain (loss)	114,009

Net change in unrealized appreciation (depreciation) on:
Investments	72,896
Futures contracts	(3,816)

Net change in unrealized appreciation (depreciation)	69,080

Net realized and unrealized gain (loss)	183,089

Net Increase (Decrease) in Net Assets from Operations	$186,370

See accompanying notes which are an integral part of the financial statements.

98	Russell U.S. Small Cap Equity Fund

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Statements of Changes in Net Assets

Amounts in thousands	Period Ended April 30, 2012 (Unaudited)	Fiscal Year Ended October 31, 2011

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$3,281	$6,025
Net realized gain (loss)	114,009	251,533
Net change in unrealized appreciation (depreciation)	69,080	(147,045)

Net increase (decrease) in net assets from operations	186,370	110,513

Distributions
From net investment income
Class A	(5)	(38)
Class E	(29)	(80)
Class I	(634)	(1,169)
Class S	(2,265)	(3,149)
Class Y	(2,245)	(3,344)

Net decrease in net assets from distributions	(5,178)	(7,780)

Share Transactions
Net increase (decrease) in net assets from share transactions	(102,373)	(146,507)
Fund Reimbursements	—	593

Total Net Increase (Decrease) in Net Assets	78,819	(43,181)

Net Assets
Beginning of period	1,443,728	1,486,909

End of period	$1,522,547	$1,443,728

Undistributed (overdistributed) net investment income included in net assets	$933	$2,830

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund	99

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Class A
April 30, 2012*	21.67	.02	2.85	2.87	(.01)	—
October 31, 2011	20.39	.02	1.32	1.34	(.06)	—
October 31, 2010	16.28	.02	4.14	4.16	(.05)	—
October 31, 2009	14.95	.06	1.33	1.39	(.06)	—
October 31, 2008(3)	21.95	.02	(7.02)	(7.00)	—	—
Class C
April 30, 2012*	21.32	(.07)	2.80	2.73	—	—
October 31, 2011	20.16	(.15)	1.31	1.16	—	—
October 31, 2010	16.18	(.12)	4.10	3.98	—	—
October 31, 2009	14.93	(.04)	1.31	1.27	(.02)	—
October 31, 2008(3)	21.95	(.01)	(7.01)	(7.02)	—	—
Class E
April 30, 2012*	21.74	.02	2.86	2.88	(.02)	—
October 31, 2011	20.45	.04	1.30	1.35	(.06)	—
October 31, 2010	16.32	.04	4.15	4.19	(.06)	—
October 31, 2009	14.95	.09	1.31	1.40	(.03)	—
October 31, 2008	31.79	.13	(11.98)	(11.85)	(.17)	(4.82)
October 31, 2007	34.16	.05	4.59	4.64	—	(7.01)
Class I
April 30, 2012*	21.91	.06	2.86	2.92	(.08)	—
October 31, 2011	20.60	.10	1.32	1.42	(.11)	—
October 31, 2010	16.43	.09	4.17	4.26	(.09)	—
October 31, 2009	15.05	.12	1.32	1.44	(.06)	—
October 31, 2008	31.98	.17	(12.02)	(11.85)	(.26)	(4.82)
October 31, 2007	34.31	.12	4.60	4.72	(.04)	(7.01)
Class S
April 30, 2012*	21.83	.05	2.86	2.91	(.07)	—
October 31, 2011	20.53	.08	1.32	1.40	(.10)	—
October 31, 2010	16.39	.07	4.15	4.22	(.08)	—
October 31, 2009	15.03	.10	1.33	1.43	(.07)	—
October 31, 2008(3)	22.06	.03	(7.06)	(7.03)	—	—
Class Y
April 30, 2012*	21.85	.07	2.85	2.92	(.10)	—
October 31, 2011	20.55	.12	1.32	1.44	(.14)	—
October 31, 2010	16.39	.10	4.17	4.27	(.11)	—
October 31, 2009	15.02	.12	1.33	1.45	(.08)	—
October 31, 2008	31.98	.19	(12.02)	(11.83)	(.31)	(4.82)
October 31, 2007	34.32	.15	4.59	4.74	(.07)	(7.01)

See accompanying notes which are an integral part of the financial statements.

100	Russell U.S. Small Cap Equity Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.01)	24.53	13.24	16,317	1.24	1.24	.16	84
(.06)	21.67	6.55	15,392	1.25	1.25	.09	111
(.05)	20.39	25.58	13,078	1.23	1.23	.12	99
(.06)	16.28	9.37	9,278	1.24	1.24	.40	153
—	14.95	(31.89)	6,982	1.38	1.37	.47	163

—	24.05	12.80	29,222	1.99	1.99	(.59)	84
—	21.32	5.75	28,910	2.00	2.00	(.66)	111
—	20.16	24.60	32,499	1.98	1.98	(.63)	99
(.02)	16.18	8.51	30,345	1.98	1.98	(.28)	153
—	14.93	(31.98)	33,486	2.13	2.11	(.28)	163

(.02)	24.60	13.28	25,644	1.24	1.18	.21	84
(.06)	21.74	6.58	26,404	1.24	1.16	.18	111
(.06)	20.45	25.71	30,702	1.23	1.12	.24	99
(.03)	16.32	9.44	33,923	1.23	1.10	.61	153
(4.99)	14.95	(43.26)	40,553	1.22	1.17	.60	163
(7.01)	31.79	15.98	38,520	1.15	1.13	.17	143

(.08)	24.75	13.37	183,056	.91	.91	.49	84
(.11)	21.91	6.89	177,437	.92	.92	.42	111
(.09)	20.60	26.03	216,197	.90	.90	.45	99
(.06)	16.43	9.62	211,299	.91	.91	.82	153
(5.08)	15.05	(43.08)	260,535	.99	.97	.77	163
(7.05)	31.98	16.21	480,645	.95	.93	.38	143

(.07)	24.67	13.37	780,808	.99	.99	.41	84
(.10)	21.83	6.80	704,781	1.00	1.00	.34	111
(.08)	20.53	25.84	647,424	.98	.98	.37	99
(.07)	16.39	9.58	530,812	.99	.98	.68	153
—	15.03	(31.87)	475,057	1.11	1.10	.73	163

(.10)	24.67	13.44	487,500	.81	.81	.58	84
(.14)	21.85	7.01	490,804	.82	.82	.52	111
(.11)	20.55	26.08	547,009	.80	.80	.55	99
(.08)	16.39	9.74	545,845	.81	.81	.87	153
(5.13)	15.02	(43.09)	501,256	.93	.92	.97	163
(7.08)	31.98	16.30	93,321	.85	.83	.47	143

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund	101

Russell Investment Company

Russell International Developed Markets Fund

Shareholder Expense Example — April 30, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Semi-annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from November 1, 2011 to April 30, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,033.07	$1,018.75
Expenses Paid During Period*	$6.22	$6.17

*	Expenses are equal to the Fund’s annualized expense ratio of 1.23% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,028.84	$1,015.02
Expenses Paid During Period*	$9.99	$9.92

*	Expenses are equal to the Fund’s annualized expense ratio of 1.98% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,033.41	$1,019.05
Expenses Paid During Period*	$5.92	$5.87

*	Expenses are equal to the Fund’s annualized expense ratio of 1.17% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,034.53	$1,020.39
Expenses Paid During Period*	$4.55	$4.52

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

102	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Shareholder Expense Example, continued — April 30, 2012 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,034.15	$1,019.99
Expenses Paid During Period*	$4.96	$4.92

*	Expenses are equal to the Fund’s annualized expense ratio of 0.98% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,035.34	$1,020.89
Expenses Paid During Period*	$4.05	$4.02

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell International Developed Markets Fund	103

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 91.7%
Australia - 3.0%
Alumina, Ltd.	102,468	124
Amcor, Ltd. (Æ)	1,591,637	12,471
AMP, Ltd.	2,907,512	12,936
Ansell, Ltd. - GDR (Ñ)	92,880	1,437
ASX, Ltd. - ADR	8,500	283
Australia & New Zealand Banking Group, Ltd. - ADR	103,130	2,569
Bendigo and Adelaide Bank, Ltd.	50,610	397
BGP Holdings PLC (Æ)(Þ)	559,805	—
BHP Billiton, Ltd. - ADR (Ñ)	319,004	17,439
BlueScope Steel, Ltd. (Æ)	1,897,143	781
Boart Longyear, Ltd.	520,171	2,271
Caltex Australia, Ltd.	79,447	1,140
Campbell Brothers, Ltd.	14,730	1,052
CFS Retail Property Trust (Ñ)(ö)	112,154	225
Coca-Cola Amatil, Ltd.	265,694	3,447
Commonwealth Bank of Australia - ADR	59,607	3,228
Computershare, Ltd.	17,281	151
CSR, Ltd. (Ñ)	199,275	362
David Jones, Ltd.	249,074	646
Dexus Property Group (ö)	228,810	223
Downer EDI, Ltd. (Æ)	270,351	1,017
Echo Entertainment Group, Ltd.	33,191	156
Flight Centre, Ltd.	25,371	558
Fortescue Metals Group, Ltd. (Ñ)	326,056	1,916
Goodman Group (ö)	71,766	269
GPT Group (ö)	75,544	257
Iluka Resources, Ltd. (Ñ)	183,700	3,254
Incitec Pivot, Ltd.	322,055	1,097
Insurance Australia Group, Ltd.	539,610	1,990
Leighton Holdings, Ltd. - ADR (Ñ)	75,800	1,626
Lend Lease Group	22,716	176
Macquarie Group, Ltd.	46,348	1,411
Mirvac Group Class (ö)	152,662	206
Monadelphous Group, Ltd. (Ñ)	114,789	2,780
Mount Gibson Iron, Ltd.	402,551	464
National Australia Bank, Ltd. - ADR	268,249	7,052
Newcrest Mining, Ltd.	36,009	987
OZ Minerals, Ltd.	13,251	129
Pacific Brands, Ltd.	201,005	129
Primary Health Care Limited	115,404	340
Qantas Airways, Ltd. (Æ)	358,180	610
QBE Insurance Group, Ltd.	1,419,329	20,468
Rio Tinto, Ltd. - ADR	42,216	2,919
Sims Metal Management, Ltd.	24,728	366
Sonic Healthcare, Ltd.	84,290	1,108
Stockland (ö)	98,046	317
TABCORP Holdings, Ltd.	610,230	1,825
Tatts Group, Ltd.	185,660	499
Telstra Corp., Ltd.	884,227	3,262
Wesfarmers, Ltd.	308,324	9,728
Westfield Group (ö)	106,482	1,025
Westfield Retail Trust (ö)	126,283	358
Westpac Banking Corp.	383,062	9,072
Woolworths, Ltd.	45,595	1,232

		139,785

	Principal Amount ($) or Shares	Market Value $
Belgium - 1.0%
Ageas (Æ)	255,564	—
Anheuser-Busch InBev NV (Ñ)	420,759	30,327
Belgacom SA (Ñ)	433,398	12,311
KBC Groep NV	137,690	2,663
Umicore SA	18,251	990

		46,291

Bermuda - 0.6%
Brilliance China Automotive Holdings, Ltd. (Æ)(Ñ)	1,020,379	1,107
Catlin Group, Ltd.	81,790	560
Cheung Kong Infrastructure Holdings, Ltd.	17,000	101
Credicorp, Ltd.	24,810	3,248
First Pacific Co., Ltd.	100,000	109
Jardine Matheson Holdings, Ltd.	153,800	7,636
Li & Fung, Ltd.	3,480,000	7,446
Nine Dragons Paper Holdings, Ltd.	1,958,192	1,615
NWS Holdings, Ltd.	61,500	93
RenaissanceRe Holdings, Ltd.	106,200	8,290
Yue Yuen Industrial Holdings, Ltd.	155,000	519

		30,724

Brazil - 1.3%
Banco Bradesco SA - ADR	137,000	2,196
BM&FBovespa SA	830,100	4,668
BR Malls Participacoes SA	621,500	7,721
CETIP SA - Mercados Organizados	127,260	1,961
Cia de Bebidas das Americas - ADR	196,485	8,248
Cia Hering	76,960	1,910
Embraer SA - ADR (Æ)	163,280	5,656
Gerdau SA - ADR	351,420	3,300
Itau Unibanco Holding SA - ADR	116,500	1,828
OGX Petroleo e Gas Participacoes SA (Æ)	1,021,830	7,092
PDG Realty SA Empreendimentos e Participacoes	358,172	846
Petroleo Brasileiro SA - ADR	68,300	1,608
Redecard SA	51,200	862
Tim Participacoes SA - ADR (Ñ)	380,470	11,387
Vale SA Class B - ADR	86,396	1,918

		61,201

Canada - 4.3%
ARC Resources, Ltd. (Ñ)	11,700	241
B2Gold Corp.	473,531	1,788
Bank of Nova Scotia	12,600	699
Barrick Gold Corp.	347,000	14,030
BCE, Inc.	79,900	3,237
Bonavista Energy Corp.	5,600	101
Brookfield Asset Management, Inc. Class A	252,867	8,340
Brookfield Office Properties, Inc. (Ñ)	10,500	190
Canadian Imperial Bank of Commerce	41,300	3,116
Canadian National Railway Co. (Þ)	400,126	34,123
Canadian National Railway Co.	52,700	4,497
Cenovus Energy, Inc.	78,600	2,853
Crescent Point Energy Corp.	15,300	669

104	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Crew Energy, Inc. (Æ)	157,010	1,113
Dollarama, Inc. (Ñ)	13,400	746
Eldorado Gold Corp.	32,600	462
Enerplus Corp. (Ñ)	7,300	135
Finning International, Inc. (Ñ)	156,664	4,377
Goldcorp, Inc. (Æ)	110,652	4,234
Goldcorp, Inc.	39,500	1,513
Great-West Lifeco, Inc. (Ñ)	12,900	327
Imax Corp. (Æ)(Ñ)	178,863	4,287
Imperial Oil, Ltd. (Ñ)	62,300	2,900
Inmet Mining Corp.	46,300	2,547
Intact Financial Corp. (Ñ)	110,305	7,122
Ivanhoe Mines, Ltd. (Æ)(Ñ)	9,900	116
Kinross Gold Corp.	506,500	4,533
Magna International, Inc. Class A	336,600	14,753
Manulife Financial Corp.	232,700	3,182
Methanex Corp.	27,600	972
New Gold, Inc. (Æ)	246,750	2,248
Nexen, Inc.	293,300	5,675
Niko Resources, Ltd. (Ñ)	1,800	76
Pacific Rubiales Energy Corp.	197,382	5,663
Penn West Petroleum, Ltd. (Ñ)	18,900	324
Power Corp. of Canada	16,300	451
Precision Drilling Corp. (Æ)	355,871	3,278
Progress Energy Resources Corp. (Ñ)	10,000	110
RioCan Real Estate Investment Trust (ö)	6,400	176
Rogers Communications, Inc. Class B	82,900	3,094
Royal Bank of Canada - GDR (Ñ)	70,500	4,074
Sherritt International Corp.	267,500	1,530
Silver Wheaton Corp.	13,800	421
Sino-Forest Corp. (Æ)(Ñ)(Å)	383,000	4
Suncor Energy, Inc.	641,250	21,183
SXC Health Solutions Corp. (Æ)	41,912	3,796
TELUS Corp. Class A (Ñ)	6,000	352
Tim Hortons, Inc. (Ñ)	87,303	5,039
TMX Group, Inc.	19,500	890
Toronto-Dominion Bank (The)	182,688	15,440
TransCanada Corp. (Ñ)	34,000	1,496
Trilogy Energy Corp.	63,071	1,744
Valeant Pharmaceuticals International, Inc. (Æ)	14,600	812
Yamana Gold, Inc.	36,800	540

		205,619

Cayman Islands - 1.0%
Baidu, Inc. - ADR (Æ)	131,072	17,393
Belle International Holdings, Ltd. Class A	4,310,000	8,455
Chaoda Modern Agriculture Holdings, Ltd. (Æ)(Ñ)(Å)	12,120,000	703
Golden Eagle Retail Group, Ltd. (Ñ)	643,360	1,687
Hengan International Group Co., Ltd.	382,000	4,045
Herbalife, Ltd.	21,851	1,537
Melco Crown Entertainment, Ltd. - ADR (Æ)	286,590	4,448
SA SA International Holdings, Ltd. (Ñ)	2,776,520	1,729
Sands China, Ltd.	600,677	2,361

	Principal Amount ($) or Shares	Market Value $
Sany Heavy Equipment International Holdings Co., Ltd. (Ñ)	1,954,458	1,509
Want Want China Holdings, Ltd.	2,041,872	2,505
Wynn Macau, Ltd. (Ñ)	255,200	819

		47,191

Chile - 0.2%
Sociedad Quimica y Minera de Chile SA - ADR	158,310	9,228

China - 0.5%
Anhui Conch Cement Co., Ltd. Class H (Ñ)	309,803	1,038
China Life Insurance Co., Ltd. Class H	715,473	1,937
China Shenhua Energy Co., Ltd. Class H	989,000	4,391
China South Locomotive and Rolling Stock Corp. (Ñ)	2,269,968	1,831
Huaneng Power International, Inc. Class H (Ñ)	22,668,000	13,440
Industrial & Commercial Bank of China Class H	4,928,000	3,290

		25,927

Curacao - 0.0%
Hunter Douglas NV (Å)	3,754	161

Czech Republic - 0.1%
Komercni Banka AS (Ñ)	28,371	5,217

Denmark - 1.1%
Christian Hansen Holding A/S	109,220	3,028
Coloplast A/S Class B	16,856	3,119
Danske Bank A/S (Æ)	455,957	7,403
DSV A/S	32,117	731
FLSmidth & Co. A/S	33,610	2,362
Novo Nordisk A/S Class B	219,788	32,420
Novozymes A/S Class B	76,770	2,013

		51,076

Finland - 0.5%
Metso OYJ	96,582	4,142
Nokia OYJ	1,843,951	6,625
Nokian Renkaat OYJ	74,009	3,510
Stora Enso OYJ Class R	1,280,953	8,732
Wartsila OYJ Abp Class B (Ñ)	45,537	1,843

		24,852

France - 7.7%
Air Liquide SA Class A	95,420	12,273
Alcatel-Lucent - ADR (Æ)	2,655,622	4,092
Arkema SA	37,260	3,300
AXA SA	476,367	6,747
BNP Paribas SA	184,286	7,404
Capital Gemini SA	401,075	15,656
Carrefour SA	615,227	12,358
Christian Dior SA (Ñ)	49,607	7,476
Cie de St.-Gobain (Ñ)	346,119	14,499

Russell International Developed Markets Fund	105

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Cie Generale de Geophysique - Veritas (Æ)	50,756	1,445
Cie Generale des Etablissements Michelin Class B	29,370	2,194
Cie Generale d’Optique Essilor International SA	101,847	8,971
Credit Agricole SA	652,993	3,356
Danone	186,176	13,098
Dassault Systemes SA	101,762	9,876
France Telecom SA - ADR	1,620,411	22,168
GDF Suez (Æ)	55,671	—
Hermes International	5,252	1,858
Lagardere SCA	217,506	6,593
Legrand SA - ADR	256,109	8,645
LVMH Moet Hennessy Louis Vuitton SA - ADR(Ñ)	98,491	16,316
Metropole Television SA	82,332	1,264
Natixis	895,944	2,730
Pernod-Ricard SA	165,786	17,207
PPR	14,637	2,448
Publicis Groupe SA - ADR	101,707	5,245
Remy Cointreau SA	50,165	5,591
Rexel SA Class H	40,796	853
Safran SA	34,020	1,261
Sanofi - ADR	483,692	36,918
Schneider Electric SA	366,989	22,545
Societe BIC SA	19,431	2,140
Societe Generale SA	252,303	5,965
Sodexo	10,838	863
Technip SA	57,788	6,535
Thales SA	17,892	620
Total SA	850,099	40,589
Unibail-Rodamco SE (ö)	32,786	6,128
Valeo SA	69,252	3,401
Vallourec SA	109,405	6,579
Vinci SA	217,061	10,056
Zodiac Aerospace	49,904	5,492

		362,755

Germany - 6.5%
Aareal Bank AG (Æ)	30,886	596
Adidas AG	206,120	17,189
Allianz SE	29,842	3,325
BASF SE (Ñ)	199,509	16,424
Bayer AG (Ñ)	411,766	29,002
Bayerische Motoren Werke AG	219,780	20,891
Beiersdorf AG (Æ)(Ñ)	154,783	10,859
Bilfinger Berger SE	25,690	2,350
Continental AG (Ñ)	17,117	1,659
Daimler AG	103,170	5,704
Deutsche Bank AG	140,320	6,105
Deutsche Boerse AG	233,238	14,644
Deutsche Post AG	187,436	3,498
Deutsche Telekom AG	1,453,290	16,384
E.ON AG (Ñ)	390,800	8,854
Fresenius SE & Co. KGaA	5,399	539
Hannover Rueckversicherung AG (Ñ)	37,031	2,238
HeidelbergCement AG (Ñ)	61,681	3,391

	Principal Amount ($) or Shares	Market Value $
Henkel AG & Co. KGaA	118,655	7,263
Infineon Technologies AG - ADR	891,717	8,878
Kabel Deutschland Holding AG (Æ)	88,273	5,562
Linde AG	150,041	25,680
MAN SE	4,669	590
Merck KGaA (Ñ)	110,635	12,155
RWE AG (Ñ)	488,079	20,981
SAP AG - ADR	370,067	24,537
Siemens AG	268,900	24,905
Software AG (Ñ)	35,495	1,240
Volkswagen AG	78,310	13,367

		308,810

Hong Kong - 1.9%
AIA Group, Ltd.	5,140,200	18,285
Cheung Kong Holdings, Ltd.	106,000	1,410
China Mobile, Ltd.	1,325,500	14,684
China Unicom Hong Kong, Ltd. (Ñ)	11,130,000	19,796
CLP Holdings, Ltd.	132,500	1,135
CNOOC, Ltd.	6,485,650	13,826
Emperor Watch & Jewellery, Ltd. (Ñ)	7,764,892	1,101
Hang Lung Group, Ltd.	37,462	235
Hang Lung Properties, Ltd. - ADR	2,516,000	9,307
Henderson Land Development Co., Ltd.	74,000	421
HKT Trust/HKT, Ltd. (Æ)	7,694	6
Hong Kong & China Gas Co., Ltd.	360,800	923
Hong Kong Exchanges and Clearing, Ltd. (Ñ)	47,254	756
Hopewell Holdings, Ltd.	161,000	433
Hutchison Whampoa, Ltd.	78,000	750
Hysan Development Co., Ltd.	175,000	793
Link REIT (The) (ö)	95,500	398
New World Development Co., Ltd.	175,000	218
PCCW, Ltd.	177,000	66
Power Assets Holdings, Ltd.	55,500	415
Sino Land Co., Ltd.	384,000	663
SJM Holdings, Ltd.	395,000	867
Sun Hung Kai Properties, Ltd.	75,333	909
Swire Pacific, Ltd. Class A	29,821	352
Television Broadcasts, Ltd.	91,334	671
Wheelock & Co., Ltd.	200,068	676
Wing Hang Bank, Ltd.	8,000	85

		89,181

India - 0.3%
ICICI Bank, Ltd.	375,396	6,285
Infosys, Ltd.	78,109	3,649
Tata Motors, Ltd. - ADR (Ñ)	64,480	1,919

		11,853

Indonesia - 0.2%
Bank Rakyat Indonesia	8,851,000	6,404
Gudang Garam Tbk PT	432,028	2,783

		9,187

106	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Ireland - 0.8%
Accenture PLC Class A	265,512	17,245
Covidien PLC	100,200	5,534
CRH PLC	423,185	8,550
Elan Corp. PLC - ADR (Æ)	109,400	1,509
Jazz Pharmaceuticals PLC (Æ)	37,410	1,909
Ryanair Holdings PLC - ADR (Æ)	143,895	4,845

		39,592

Israel - 1.2%
Check Point Software Technologies, Ltd.(Æ)(Ñ)	394,707	22,944
Teva Pharmaceutical Industries, Ltd. - ADR	766,762	35,072

		58,016

Italy - 2.1%
Assicurazioni Generali SpA	65,257	889
Azimut Holding SpA	206,170	2,025
Davide Campari-Milano SpA	306,260	2,165
Enel SpA	2,465,600	8,094
ENI SpA - ADR	1,563,184	34,700
Intesa Sanpaolo SpA	8,089,201	12,239
Saipem SpA - ADR	253,850	12,540
Salvatore Ferragamo Italia SpA (Æ)	96,737	2,365
Telecom Italia SpA	20,775,667	21,084
UniCredit SpA (Æ)	250,234	996

		97,097

Japan - 15.3%
Aeon Co., Ltd. (Ñ)	130,800	1,710
Ajinomoto Co., Inc.	150,000	1,941
Anritsu Corp (Æ)(Ñ)	313,000	4,116
Asahi Glass Co., Ltd.	109,000	864
Asahi Kasei Corp.	280,000	1,740
Astellas Pharma, Inc.	493,800	20,070
Brother Industries, Ltd.	32,400	439
Canon, Inc.	1,213,413	55,777
Central Japan Railway Co.	323	2,686
Chiyoda Corp.	488,000	5,923
Cosmo Oil Co., Ltd.	205,000	570
Credit Saison Co., Ltd.	36,600	790
Dai Nippon Printing Co., Ltd. (Ñ)	1,059,000	9,457
Daicel Chemical Industries, Ltd.	228,000	1,451
Dai-ichi Life Insurance Co., Ltd. (The)	5,300	6,718
Daito Trust Construction Co., Ltd.	63,500	5,734
Daiwa House Industry Co., Ltd.	20,000	259
Denso Corp.	296,500	9,689
FANUC Corp.	194,182	33,053
Fast Retailing Co., Ltd.	37,000	8,309
Fuji Heavy Industries, Ltd.	223,000	1,712
Fuji Media Holdings, Inc.	294	498
FUJIFILM Holdings Corp.	473,100	10,115
Gree, Inc. (Ñ)	33,700	908
Hachijuni Bank, Ltd. (The)	754,000	4,118
Hino Motors, Ltd. (Ñ)	160,000	1,142

	Principal Amount ($) or Shares	Market Value $
Hitachi High-Technologies Corp.	34,300	867
Honda Motor Co., Ltd.	700,601	25,413
Hoya Corp.	843,600	19,442
Inpex Corp.	1,713	11,371
Isuzu Motors, Ltd.	1,143,000	6,571
ITOCHU Corp.	204,900	2,325
J Front Retailing Co., Ltd.	80,000	413
Japan Real Estate Investment Corp. Class A (ö)	18	160
Japan Retail Fund Investment Corp. Class A (ö)	66	105
Japan Tobacco, Inc.	1,511	8,393
JGC Corp.	96,000	2,780
JTEKT Corp.	141,500	1,565
Kao Corp.	708,200	19,044
KDDI Corp.	926	6,089
Keyence Corp.	19,300	4,583
Kinden Corp.	38,000	264
Kobe Steel, Ltd.	437,000	629
Koito Manufacturing Co., Ltd.	30,000	466
Komatsu, Ltd.	62,913	1,824
Konami Corp.	57,400	1,675
Konica Minolta Holdings, Inc.	206,500	1,692
Kubota Corp.	402,000	3,907
Kuraray Co., Ltd.	186,500	2,672
Lawson, Inc. (Ñ)	138,700	9,190
M3, Inc. (Ñ)	496	2,317
Mabuchi Motor Co., Ltd. (Ñ)	289,600	12,206
Makita Corp.	90,200	3,491
Marubeni Corp.	1,236,000	8,638
Miraca Holdings, Inc.	33,300	1,316
Mitsubishi Corp.	32,400	707
Mitsubishi Electric Corp.	217,000	1,922
Mitsubishi Estate Co., Ltd.	45,000	803
Mitsubishi Heavy Industries, Ltd.	283,000	1,290
Mitsubishi UFJ Financial Group, Inc.	3,103,300	15,042
Mitsubishi UFJ Lease & Finance Co., Ltd.	30,010	1,252
Mitsui & Co., Ltd.	59,400	933
Mitsui Chemicals, Inc.	302,000	874
Mitsui Fudosan Co., Ltd.	40,000	740
Mizuho Financial Group, Inc.	722,600	1,149
MS&AD Insurance Group Holdings	647,900	12,035
Nabtesco Corp.	93,321	2,013
Namco Bandai Holdings, Inc.	76,700	1,103
NHK Spring Co., Ltd.	127,000	1,336
Nikon Corp.	315,100	9,444
Nintendo Co., Ltd.	147,446	20,130
Nippon Building Fund, Inc. Class A (ö)	20	191
Nippon Electric Glass Co., Ltd.	96,000	784
Nippon Telegraph & Telephone Corp.	21,200	963
Nissan Motor Co., Ltd.	1,202,300	12,589
Nitori Holdings Co., Ltd.	50,700	4,667
Nitto Denko Corp.	33,000	1,368
NSK, Ltd.	104,000	722
NTT DoCoMo, Inc. - ADR (Ñ)	16,729	286
NTT DoCoMo, Inc.	12,380	21,119
ORIX Corp. (Ñ)	75,060	7,220

Russell International Developed Markets Fund	107

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Osaka Gas Co., Ltd.	366,000	1,481
Rakuten, Inc.	8,379	9,340
Resona Holdings, Inc.	214,800	917
Rohm Co., Ltd.	87,900	3,985
Sankyo Co., Ltd.	156,000	7,542
Secom Co., Ltd.	193,600	9,214
Sega Sammy Holdings, Inc.	280,100	5,876
Seiko Epson Corp. (Ñ)	48,500	654
Seino Holdings Corp.	76,000	528
Sekisui Chemical Co., Ltd.	167,000	1,506
Sekisui House, Ltd.	21,000	196
Seven & I Holdings Co., Ltd.	1,339,200	40,642
Shin-Etsu Chemical Co., Ltd.	609,625	35,429
Shinsei Bank, Ltd.	879,000	1,145
Shiseido Co., Ltd.	560,700	9,846
Showa Denko KK	289,000	648
Sony Corp.	50,600	834
Sugi Holdings Co., Ltd. - GDR	24,878	806
Sumco Corp. (Æ)(Ñ)	108,479	1,166
Sumitomo Corp.	184,900	2,640
Sumitomo Heavy Industries, Ltd.	250,000	1,296
Sumitomo Metal Industries, Ltd.	134,000	243
Sumitomo Mitsui Financial Group, Inc.	355,000	11,490
Sumitomo Mitsui Trust Holdings, Inc.	1,479,000	4,372
Sumitomo Realty & Development Co., Ltd.	347,000	8,362
Suruga Bank Ltd.	362,000	3,627
Suzuki Motor Corp.	96,300	2,288
Taisei Corp.	189,000	481
Takeda Pharmaceutical Co., Ltd.	375,500	16,391
THK Co., Ltd.	785,900	15,789
Tohoku Electric Power Co., Inc.	17,800	187
Tokai Rika Co., Ltd.	2,300	43
Tokio Marine Holdings, Inc.	576,400	14,865
Tokyo Electric Power Co., Inc. (The) (Æ)	63,300	159
Tokyo Electron, Ltd.	34,300	1,914
Tokyo Gas Co., Ltd.	220,000	1,064
Tokyu Land Corp.	22,000	107
Toray Industries, Inc.	479,000	3,702
Toyota Motor Corp.	637,100	26,373
Trend Micro, Inc. (Ñ)	77,400	2,360
Ube Industries, Ltd.	486,000	1,248
USS Co., Ltd.	18,840	1,919
West Japan Railway Co.	33,900	1,395

		723,949

Jersey - 0.8%
Delphi Automotive PLC (Æ)	76,560	2,350
Glencore International PLC (Ñ)	855,316	5,908
Petrofac, Ltd.	380,401	10,711
Wolseley PLC	221,889	8,437
WPP PLC	920,757	12,455

		39,861

Luxembourg - 0.5%
APERAM	54,396	918
Millicom International Cellular SA	152,789	16,231
Subsea 7 SA (Æ)	244,828	6,344

		23,493

	Principal Amount ($) or Shares	Market Value $
Mauritius - 0.0%
Golden Agri-Resources, Ltd. (Æ)	752,000	447

Mexico - 0.2%
Grupo Financiero Banorte SAB de CV Class O	773,100	3,746
Wal-Mart de Mexico SAB de CV	1,635,700	4,677

		8,423

Netherlands - 5.2%
Aegon NV (Æ)	2,653,275	12,254
Akzo Nobel NV	527,863	28,288
ASML Holding NV Class G (Æ)(Ñ)	393,098	20,002
European Aeronautic Defence and Space Co. NV	362,579	14,314
Heineken NV (Ñ)	331,075	18,106
ING Groep NV (Æ)	3,798,723	26,786
Koninklijke Ahold NV (Ñ)	1,544,390	19,588
Koninklijke DSM NV (Æ)	55,025	3,155
Koninklijke Philips Electronics NV	766,736	15,224
Koninklijke Vopak NV (Ñ)	35,127	2,264
LyondellBasell Industries NV Class A	250,355	10,460
Randstad Holding NV (Æ)(Ñ)	195,697	6,777
Reed Elsevier NV (Æ)(Ñ)	1,689,889	19,929
Sensata Technologies Holding NV (Æ)	327,286	10,395
Unilever NV	450,815	15,438
Wolters Kluwer NV	630,653	10,886
Yandex NV Class A (Æ)(Ñ)	173,330	4,111
Ziggo NV	189,209	5,951

		243,928

New Zealand - 0.1%
Telecom Corp. of New Zealand, Ltd.	1,194,897	2,571

Norway - 0.2%
Det Norske Oljeselskap ASA	70,950	1,020
TE Connectivity, Ltd.	429,110	7,888

		8,908

Panama - 0.1%
Copa Holdings SA Class A	86,592	7,041

Papua New Guinea - 0.1%
Oil Search, Ltd.	487,729	3,735

Philippines - 0.1%
Metropolitan Bank & Trust - ADR	1,163,860	2,519

Portugal - 0.1%
Jeronimo Martins SGPS SA	134,893	2,527

Russia - 0.5%
Gazprom OAO - ADR (Æ)	1,065,312	12,294
NovaTek OAO - GDR	23,418	2,976
Sberbank of Russia - ADR	639,382	8,280
Uralkali OJSC - GDR	36,657	1,387

		24,937

108	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Singapore - 1.0%
Ascendas Real Estate Investment Trust (Æ)(ö)	77,000	129
Avago Technologies, Ltd.	111,200	3,834
CapitaLand, Ltd.	293,000	696
CapitaMall Trust Class A (ö)	112,000	163
DBS Group Holdings, Ltd.	121,000	1,365
Fraser and Neave, Ltd.	151,000	859
Global Logistic Properties, Ltd. (Æ)	101,000	168
Jardine Cycle & Carriage, Ltd.	15,800	602
Keppel Corp., Ltd. - ADR	749,000	6,688
Oversea-Chinese Banking Corp., Ltd.	569,100	4,121
SembCorp Industries, Ltd. (Ñ)	84,640	1,338
Singapore Exchange, Ltd. (Ñ)	34,000	184
Singapore Press Holdings, Ltd. (Ñ)	182,000	584
Singapore Technologies Engineering, Ltd.	81,000	197
Singapore Telecommunications, Ltd.	5,300,810	13,364
StarHub, Ltd.	39,000	101
United Overseas Bank, Ltd.	774,118	12,042
UOL Group, Ltd.	22,000	80
Yangzijiang Shipbuilding Holdings, Ltd.	441,000	421

		46,936

South Africa - 0.4%
AngloGold Ashanti, Ltd.	220,872	7,518
Gold Fields, Ltd. - ADR	386,415	4,916
Impala Platinum Holdings, Ltd. (Ñ)	151,718	2,953
MTN Group, Ltd.	179,098	3,131

		18,518

South Korea - 1.5%
Hyundai Mobis	1,733	472
Hyundai Motor Co.	11,184	2,657
KT Corp. - ADR	944,900	12,142
LG Electronics, Inc. Class H (Ñ)	35,178	2,185
Samsung Electronics Co., Ltd.	35,463	43,618
Samsung Engineering Co., Ltd.	50,821	9,668
Seegene, Inc. (Æ)(Ñ)	45,100	2,235

		72,977

Spain - 2.1%
Amadeus IT Holding SA Class A	530,717	10,847
Banco Bilbao Vizcaya Argentaria SA - ADR	237,066	1,602
Banco Popular Espanol SA (Ñ)	943,267	3,015
Banco Santander SA - ADR	2,186,925	13,664
Banco Santander SA (Æ)	46,164	289
Distribuidora Internacional de Alimentacion SA (Ñ)	377,348	1,808
Endesa SA - ADR	102,773	1,841
Iberdrola SA	3,335,853	15,530
Inditex SA (Ñ)	158,915	14,294
Indra Sistemas SA (Ñ)	1,593,473	16,533
Red Electrica Corp. SA	64,041	2,788
Tecnicas Reunidas SA (Æ)(Ñ)	41,294	1,608
Telefonica SA - ADR	1,052,103	15,333

		99,152

	Principal Amount ($) or Shares	Market Value $
Sweden - 1.1%
Atlas Copco AB Class A (Æ)(Ñ)	267,271	6,362
Elekta AB Class B (Ñ)	101,070	5,128
Hennes & Mauritz AB Class B	141,650	4,866
Nordea Bank AB	300,820	2,668
Sandvik AB (Ñ)	393,521	6,235
Scania AB Class B	52,254	1,068
SKF AB Class B (Ñ)	79,861	1,895
Svenska Cellulosa AB Class B	172,508	2,734
Swedbank AB Class A	335,357	5,553
Swedish Match AB	148,243	6,026
Tele2 AB Class B	110,721	2,110
Telefonaktiebolaget LM Ericsson Class B	790,237	7,830
TeliaSonera AB	87,129	583

		53,058

Switzerland - 7.1%
ABB, Ltd. (Æ)	532,882	9,711
ACE, Ltd.	175,250	13,314
Cie Financiere Richemont SA	149,591	9,246
Credit Suisse Group AG (Æ)	261,221	6,248
Dufry AG (Æ)	28,258	3,832
GAM Holding AG (Æ)	475,446	6,103
Geberit AG (Æ)	12,528	2,649
Givaudan SA (Æ)	3,629	3,522
Julius Baer Group, Ltd. (Æ)	639,642	24,489
Nestle SA	1,018,564	62,394
Novartis AG	955,104	52,667
Roche Holding AG	209,204	38,215
Sonova Holding AG (Æ)	36,079	3,983
Swatch Group AG (The) Class B	30,944	14,271
Swiss Re AG (Æ)	72,202	4,526
Syngenta AG	55,446	19,469
TE Connectivity, Ltd.	339,925	12,394
Temenos Group AG (Æ)(Ñ)	97,676	1,829
Transocean, Ltd.	94,224	4,742
UBS AG (Æ)	1,685,300	21,037
Zurich Insurance Group AG (Æ)	77,632	18,988

		333,629

Taiwan - 0.9%
Hon Hai Precision Industry Co., Ltd.	5,023,344	15,891
Hon Hai Precision Industry Co., Ltd. - GDR	657,812	3,980
HTC Corp.	168,500	2,556
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	1,329,020	20,706

		43,133

Thailand - 0.1%
Kasikornbank PCL	860,200	4,574

United Kingdom - 18.5%
Aggreko PLC	135,949	4,966
Alert Care Corp. - ADR (Æ)(Ñ)	95,360	1,164
Anglo American PLC	54,931	2,111
Antofagasta PLC	57,480	1,102

Russell International Developed Markets Fund	109

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

ARM Holdings PLC	1,237,521	10,524
AstraZeneca PLC - ADR (Æ)	267,306	11,711
Aviva PLC	1,532,339	7,662
Babcock International Group PLC	48,651	656
BAE Systems PLC	6,386,482	30,596
Barclays PLC	5,794,790	20,525
BG Group PLC	1,114,861	26,244
BHP Billiton PLC	101,542	3,254
BP PLC	6,659,028	48,091
British American Tobacco PLC	257,383	13,195
British Land Co. PLC (ö)	61,280	487
British Sky Broadcasting Group PLC	1,424,401	15,673
BT Group PLC	528,245	1,807
Burberry Group PLC	698,838	16,842
Carillion PLC	1,329,665	6,295
Cobham PLC	261,306	961
Compass Group PLC	3,216,677	33,619
Cookson Group PLC	131,185	1,545
Diageo PLC	1,052,066	26,482
Dialog Semiconductor PLC (Æ)(Ñ)	91,568	2,018
Experian PLC	1,405,392	22,181
GlaxoSmithKline PLC - ADR	1,596,831	36,929
Hays PLC	1,654,472	2,398
Home Retail Group PLC (Ñ)	8,964,153	15,508
HSBC Holdings PLC	4,859,370	43,855
Imperial Tobacco Group PLC	302,167	12,083
Intermediate Capital Group PLC	287,064	1,196
International Power PLC - ADR	73,715	499
ITV PLC	1,724,248	2,342
Johnson Matthey PLC Class H	195,410	7,338
Kazakhmys PLC	124,126	1,734
Kesa Electricals PLC (Ñ)	337,030	298
Land Securities Group PLC (ö)	40,123	474
Legal & General Group PLC	1,154,785	2,204
Lloyds Banking Group PLC (Æ)	5,433,800	2,735
Misys PLC (Æ)	125,277	709
Mondi PLC	275,949	2,559
National Grid PLC	402,431	4,346
Next PLC	55,717	2,648
Pearson PLC	524,683	9,877
Persimmon PLC Class A	396,429	4,044
Prudential PLC	897,048	10,984
Reckitt Benckiser Group PLC	168,434	9,805
Reed Elsevier PLC	662,863	5,486
Rio Tinto PLC (Æ)	263,517	14,679
Rolls-Royce Holdings PLC (Æ)	1,375,332	18,381
Royal Bank of Scotland Group PLC - ADR (Æ)	18,406,523	7,250
Royal Dutch Shell PLC Class A	1,678,374	59,707
Royal Dutch Shell PLC Class B	261,003	9,516
Royal Dutch Shell PLC - ADR (Ñ)	183,500	13,462
SABMiller PLC - ADR	49,892	2,096
Sage Group PLC (The)	64,324	299
Shire PLC - ADR (Æ)	811,111	26,459
Smith & Nephew PLC	1,123,315	11,057
Smiths Group PLC	362,206	6,290
Standard Chartered PLC	1,538,679	37,607

	Principal Amount ($) or Shares	Market Value $
Tate & Lyle PLC	208,844	2,340
Telecity Group PLC (Æ)	296,292	3,880
Tesco PLC	7,334,225	37,773
Travis Perkins PLC	1,242,130	21,166
Tullow Oil PLC	717,677	17,867
Unilever PLC	786,733	26,851
Vodafone Group PLC - ADR (Æ)	13,003,447	35,981
Weir Group PLC (The) (Ñ)	612,678	16,953
Whitbread PLC	177,562	5,553
WM Morrison Supermarkets PLC	355,448	1,619
Xstrata PLC	570,136	10,895

		877,443

United States - 1.4%
Aegis Group plc (Æ)	4,538,672	13,089
Citigroup, Inc.	245,504	8,111
Lululemon Athletica, Inc. (Æ)	33,620	2,493
Lululemon Athletica, Inc. Class 3 (Ñ)	4,700	349
MercadoLibre, Inc. (Ñ)	102,247	9,891
Newmont Mining Corp.	274,200	13,066
News Corp. Class B	134,600	2,670
Perrigo Co.	40,667	4,266
Synthes, Inc. (Æ)(Þ)	15,616	2,693
Wynn Resorts, Ltd.	81,237	10,837

		67,465

Virgin Islands, British - 0.1%
Arcos Dorados Holdings, Inc. Class A (Ñ)	290,020	5,183

Total Common Stocks (cost $4,086,576)		4,338,170

Preferred Stocks - 0.3%
Brazil - 0.1%
Usinas Siderurgicas de Minas Gerais SA (Æ)	850,300	4,871

Germany - 0.2%
Hugo Boss AG	26,551	2,963
Porsche Automobil Holding SE	81,703	4,987
ProSiebenSat.1 Media AG Class A	27,502	698
Volkswagen AG	7,204	1,365

		10,013

United Kingdom - 0.0%
Rolls-Royce Holdings PLC Class C (Æ)	145,785,192	237

Total Preferred Stocks (cost $16,002)		15,121

Warrants & Rights - 0.6%
Luxembourg - 0.1%
UBS AG 2013 Warrants (Æ)	52,665	5,686

Switzerland - 0.2%
Astra International Tbk PT 2013 Warrants (Æ)	27,740	2,792

110	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

ICICI Bank, Ltd. 2015 Warrants (Æ)	256,220		4,290
Larsen & Toubro, Ltd. 2015 Warrants (Æ)	44,873		1,045

			8,127

United States - 0.3%
Hon Hai Precision Industry Co., Ltd. (Þ) 2017 Warrants (Æ)	1,569,500		4,965
JPMorgan Structured Notes 2016 Warrants (Æ)	417,640		5,814
UBS AG 2013 Warrants (Æ)	41,050		4,512

			15,291

Total Warrants & Rights (cost $28,187)			29,104

Short-Term Investments - 5.9%
United States - 5.9%
Russell U.S. Cash Management Fund	276,706,661	(¥)	276,707

Total Short-Term Investments (cost $276,707)			276,707

Other Securities - 6.7%
Russell Investment Company Liquidating Trust (×)	3,457,907	(¥)	3,521
Russell U.S. Cash Collateral Fund (×)	312,992,538	(¥)	312,992

Total Other Securities (cost $316,450)			316,513

Total Investments - 105.2% (identified cost $4,723,922)			4,975,615

Other Assets and Liabilities, Net - (5.2%)			(245,079)

Net Assets -100.0%			4,730,536

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	111

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
ASX SPI 200 Index Futures (Australia)	180	AUD	19,786	06/12	630
CAC 40 Index Futures (France)	1,390	EUR	43,931	05/12	(612)
DAX Index Futures (Germany)	208	EUR	35,230	06/12	(1,737)
EURO STOXX 50 Index Futures (EMU)	1,830	EUR	41,340	06/12	(4,037)
FTSE 100 Index Futures (UK)	1,037	GBP	59,265	06/12	(2,333)
FTSE MIB Index Futures (UK)	219	EUR	15,717	06/12	(2,944)
Hang Seng Index Futures (Hong Kong)	63	HKD	65,961	05/12	171
IBEX 35 Index Futures (Spain)	39	EUR	2,680	05/12	(59)
S&P TSE 60 Index Futures (Canada)	199	CAD	27,796	06/12	(175)
SGX MSCI Singapore Index Futures	42	SGD	2,863	05/12	16
TOPIX Index Futures (Japan)	987	JPY	7,920,675	06/12	(3,557)

Short Positions
AEX Index Futures (Netherlands)	110	EUR	6,708	05/12	1
ASX SPI 200 Index Futures (Australia)	369	AUD	40,562	06/12	(1,100)
Hang Seng Index Futures (Hong Kong)	18	HKD	18,846	05/12	(46)
OMX 30 Index Futures (Sweden)	389	SEK	40,748	05/12	(107)
S&P TSE 60 Index Futures (Canada)	246	CAD	34,361	06/12	226
Swiss Market Index Futures (Switzerland)	365	CHF	22,167	06/12	104

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(15,559)

See accompanying notes which are an integral part of the financial statements.

112	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	18,151	SEK	121,905	06/20/12	(49)
Bank of Montreal	USD	1,261	HKD	9,783	06/20/12	—
Barclays Bank PLC	CHF	16,166	USD	17,746	06/20/12	(75)
Brown Brothers Harriman & Co.	USD	45	AUD	43	06/20/12	(1)
Brown Brothers Harriman & Co.	USD	3,103	AUD	3,027	06/20/12	35
Brown Brothers Harriman & Co.	USD	16	CAD	16	05/01/12	—
Brown Brothers Harriman & Co.	USD	240	CAD	238	06/20/12	—
Brown Brothers Harriman & Co.	USD	1,404	EUR	1,060	05/03/12	(1)
Brown Brothers Harriman & Co.	AUD	1,479	USD	1,543	06/20/12	9
Brown Brothers Harriman & Co.	AUD	6,548	USD	6,705	07/31/12	(56)
Brown Brothers Harriman & Co.	CAD	278	USD	279	06/20/12	(2)
Brown Brothers Harriman & Co.	EUR	54	USD	72	05/04/12	—
Brown Brothers Harriman & Co.	EUR	843	USD	1,117	05/04/12	1
Brown Brothers Harriman & Co.	GBP	31	USD	50	05/03/12	—
Brown Brothers Harriman & Co.	GBP	61	USD	99	05/03/12	—
Brown Brothers Harriman & Co.	JPY	52,915	USD	655	05/02/12	(8)
Brown Brothers Harriman & Co.	NZD	3,200	USD	2,610	06/20/12	2
Brown Brothers Harriman & Co.	NZD	3,200	USD	2,610	06/20/12	2
Brown Brothers Harriman & Co.	NZD	3,200	USD	2,610	06/20/12	2
Brown Brothers Harriman & Co.	NZD	3,200	USD	2,610	06/20/12	2
Brown Brothers Harriman & Co.	NZD	3,246	USD	2,627	06/20/12	(18)
Citibank	USD	144	AUD	140	06/20/12	1
Citibank	USD	1,023	AUD	1,000	06/20/12	14
Citibank	USD	3,939	EUR	3,000	06/20/12	33
Citibank	USD	3,787	ILS	14,403	06/20/12	30
Citibank	USD	2,236	JPY	179,743	06/20/12	16
Citibank	USD	2,237	JPY	179,759	06/20/12	15
Citibank	USD	4,845	JPY	395,819	06/20/12	115
Citibank	USD	1,770	NZD	2,164	06/20/12	(6)
Citibank	USD	1,771	NZD	2,164	06/20/12	(7)
Citibank	USD	1,817	NZD	2,238	06/20/12	7
Citibank	USD	2,185	NZD	2,683	06/20/12	2
Citibank	USD	2,787	SGD	3,505	06/20/12	46
Citibank	AUD	700	USD	717	06/20/12	(9)
Citibank	CAD	1,000	USD	1,007	06/20/12	(4)
Citibank	EUR	1,500	USD	1,985	06/20/12	(1)
Citibank	GBP	800	USD	1,272	06/20/12	(25)
Citibank	HKD	1,500	USD	193	06/20/12	—
Citibank	JPY	220,000	USD	2,658	06/20/12	(99)
Citibank	JPY	509,159	USD	6,112	06/20/12	(268)
Citibank	NZD	2,001	USD	1,633	06/20/12	2
Citibank	NZD	3,228	USD	2,614	06/20/12	(17)
Citibank	NZD	3,246	USD	2,628	06/20/12	(18)
Commonwealth Bank of Australia	USD	2,980	AUD	2,884	06/20/12	10
Commonwealth Bank of Australia	USD	4,555	CAD	4,530	06/20/12	26
Commonwealth Bank of Australia	USD	14,722	EUR	11,276	06/20/12	207
Commonwealth Bank of Australia	USD	6,725	GBP	4,293	06/20/12	240
Commonwealth Bank of Australia	USD	8,291	GBP	5,229	06/20/12	193
Commonwealth Bank of Australia	USD	1,261	HKD	9,783	06/20/12	—
Commonwealth Bank of Australia	USD	6,933	JPY	580,417	06/20/12	340
Commonwealth Bank of Australia	USD	6,064	NZD	7,438	06/20/12	(2)
Commonwealth Bank of Australia	AUD	6,548	USD	6,705	07/31/12	(56)
Commonwealth Bank of Australia	EUR	9,199	USD	12,168	06/20/12	(10)

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	113

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Commonwealth Bank of Australia	JPY	1,428,622	USD	17,564	06/20/12	(337)
Credit Suisse First Boston	USD	33,191	NOK	187,034	06/20/12	(571)
Credit Suisse First Boston	USD	18,153	SEK	121,905	06/20/12	(51)
Credit Suisse First Boston	AUD	1,539	USD	1,605	06/20/12	10
Deutsche Bank AG	USD	2,979	AUD	2,884	06/20/12	11
Deutsche Bank AG	USD	4,558	CAD	4,530	06/20/12	23
Deutsche Bank AG	USD	14,720	EUR	11,276	06/20/12	209
Deutsche Bank AG	USD	6,725	GBP	4,293	06/20/12	240
Deutsche Bank AG	USD	8,292	GBP	5,229	06/20/12	192
Deutsche Bank AG	USD	1,261	HKD	9,783	06/20/12	—
Deutsche Bank AG	USD	,577	JPY	130,757	06/20/12	61
Deutsche Bank AG	USD	,598	JPY	132,519	06/20/12	62
Deutsche Bank AG	USD	2,228	JPY	182,123	06/20/12	54
Deutsche Bank AG	USD	2,242	JPY	183,283	06/20/12	55
Deutsche Bank AG	USD	2,243	JPY	183,283	06/20/12	54
Deutsche Bank AG	USD	6,933	JPY	580,417	06/20/12	339
Deutsche Bank AG	USD	6,071	NZD	7,438	06/20/12	(9)
Deutsche Bank AG	AUD	3,244	USD	3,378	06/20/12	16
Deutsche Bank AG	AUD	6,548	USD	6,705	07/31/12	(56)
Deutsche Bank AG	EUR	9,199	USD	12,169	06/20/12	(10)
Deutsche Bank AG	JPY	198,325	USD	2,440	06/20/12	(45)
Deutsche Bank AG	JPY	1,428,622	USD	17,565	06/20/12	(336)
Deutsche Bank AG	NZD	3,200	USD	2,610	06/20/12	2
HSBC Bank PLC	USD	2,979	AUD	2,884	06/20/12	11
HSBC Bank PLC	USD	4,558	CAD	4,530	06/20/12	23
HSBC Bank PLC	USD	14,722	EUR	11,276	06/20/12	207
HSBC Bank PLC	USD	6,724	GBP	4,293	06/20/12	241
HSBC Bank PLC	USD	8,294	GBP	5,229	06/20/12	190
HSBC Bank PLC	USD	1,261	HKD	9,783	06/20/12	—
HSBC Bank PLC	USD	6,937	JPY	580,417	06/20/12	336
HSBC Bank PLC	USD	6,076	NZD	7,438	06/20/12	(13)
HSBC Bank PLC	EUR	9,199	USD	12,168	06/20/12	(10)
HSBC Bank PLC	JPY	1,428,622	USD	17,558	06/20/12	(343)
JPMorgan Chase Bank	USD	512	AUD	500	06/20/12	7
JPMorgan Chase Bank	USD	2,980	AUD	2,884	06/20/12	10
JPMorgan Chase Bank	USD	1,011	CAD	1,000	06/20/12	—
JPMorgan Chase Bank	USD	4,558	CAD	4,530	06/20/12	23
JPMorgan Chase Bank	USD	1,324	EUR	1,000	06/20/12	—
JPMorgan Chase Bank	USD	2,638	EUR	2,000	06/20/12	10
JPMorgan Chase Bank	USD	14,722	EUR	11,276	06/20/12	207
JPMorgan Chase Bank	USD	534	GBP	330	05/01/12	1
JPMorgan Chase Bank	USD	1,613	GBP	1,000	06/20/12	9
JPMorgan Chase Bank	USD	6,725	GBP	4,293	06/20/12	240
JPMorgan Chase Bank	USD	8,293	GBP	5,229	06/20/12	191
JPMorgan Chase Bank	USD	1,231	JPY	100,000	06/20/12	22
JPMorgan Chase Bank	USD	6,932	JPY	580,417	06/20/12	341
JPMorgan Chase Bank	USD	6,073	NZD	7,438	06/20/12	(10)
JPMorgan Chase Bank	AUD	500	USD	509	06/20/12	(9)
JPMorgan Chase Bank	CAD	500	USD	502	06/20/12	(4)
JPMorgan Chase Bank	DKK	5,834	USD	1,038	05/01/12	—
JPMorgan Chase Bank	EUR	1,500	USD	1,972	06/20/12	(14)
JPMorgan Chase Bank	EUR	9,199	USD	12,169	06/20/12	(10)
JPMorgan Chase Bank	GBP	436	USD	708	05/01/12	—

See accompanying notes which are an integral part of the financial statements.

114	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

JPMorgan Chase Bank	GBP	600	USD	953	06/20/12	(20)
JPMorgan Chase Bank	HKD	2,000	USD	258	06/20/12	—
JPMorgan Chase Bank	JPY	80,000	USD	970	06/20/12	(33)
JPMorgan Chase Bank	JPY	1,428,622	USD	17,574	06/20/12	(328)
Mellon Bank	USD	1,261	HKD	9,783	06/20/12	—
Mellon Bank	AUD	400	USD	407	06/20/12	(8)
Mellon Bank	CAD	800	USD	796	06/20/12	(13)
Mellon Bank	EUR	3,000	USD	3,925	06/20/12	(47)
Mellon Bank	GBP	1,000	USD	1,586	06/20/12	(36)
Mellon Bank	HKD	1,000	USD	129	06/20/12	—
Mellon Bank	JPY	75,000	USD	930	06/20/12	(9)
Morgan Stanley & Co., Inc.	USD	1,202	EUR	913	05/01/12	6
Morgan Stanley & Co., Inc.	USD	157	GBP	97	05/01/12	—
Royal Bank of Canada	USD	2,978	AUD	2,884	06/20/12	12
Royal Bank of Canada	USD	1,226	CAD	1,218	06/20/12	5
Royal Bank of Canada	USD	4,555	CAD	4,530	06/20/12	25
Royal Bank of Canada	USD	14,720	EUR	11,276	06/20/12	209
Royal Bank of Canada	USD	6,723	GBP	4,293	06/20/12	242
Royal Bank of Canada	USD	6,933	JPY	580,417	06/20/12	340
Royal Bank of Canada	USD	1,738	NZD	2,124	06/20/12	(6)
Royal Bank of Canada	AUD	4,314	USD	4,459	06/20/12	(13)
Royal Bank of Canada	CAD	1,192	USD	1,207	05/02/12	1
Royal Bank of Canada	JPY	198,118	USD	2,437	06/20/12	(45)
Royal Bank of Canada	NZD	3,086	USD	2,517	06/20/12	2
Royal Bank of Scotland PLC	USD	154	CHF	140	06/20/12	1
Royal Bank of Scotland PLC	USD	3,022	CHF	2,729	06/20/12	(14)
Royal Bank of Scotland PLC	USD	1,451	EUR	1,099	06/20/12	4
Royal Bank of Scotland PLC	USD	3,813	EUR	2,882	06/20/12	3
Royal Bank of Scotland PLC	USD	6,874	EUR	5,151	06/20/12	(54)
Royal Bank of Scotland PLC	USD	19	GBP	12	06/20/12	—
Royal Bank of Scotland PLC	USD	996	GBP	625	06/20/12	17
Royal Bank of Scotland PLC	USD	17,359	GBP	10,761	06/20/12	100
Royal Bank of Scotland PLC	USD	2,586	NOK	14,700	06/20/12	(22)
Royal Bank of Scotland PLC	USD	6,403	NOK	37,198	06/20/12	84
Royal Bank of Scotland PLC	USD	7,949	NOK	45,949	06/20/12	65
Royal Bank of Scotland PLC	USD	4,100	SEK	27,114	06/20/12	(73)
Royal Bank of Scotland PLC	USD	5,710	SEK	38,489	06/20/12	6
Royal Bank of Scotland PLC	USD	9,505	SEK	64,245	06/20/12	35
Royal Bank of Scotland PLC	CHF	1,013	USD	1,105	06/20/12	(12)
Royal Bank of Scotland PLC	CHF	1,109	USD	1,217	06/20/12	(6)
Royal Bank of Scotland PLC	CHF	1,397	USD	1,524	06/20/12	(16)
Royal Bank of Scotland PLC	EUR	1,438	USD	1,895	06/20/12	(9)
Royal Bank of Scotland PLC	EUR	1,483	USD	1,943	06/20/12	(20)
Royal Bank of Scotland PLC	EUR	1,955	USD	2,575	06/20/12	(13)
Royal Bank of Scotland PLC	EUR	2,272	USD	3,033	06/20/12	25
Royal Bank of Scotland PLC	EUR	4,906	USD	6,425	06/20/12	(71)
Royal Bank of Scotland PLC	GBP	459	USD	727	06/20/12	(18)
Royal Bank of Scotland PLC	GBP	543	USD	862	06/20/12	(19)
Royal Bank of Scotland PLC	GBP	1,044	USD	1,633	06/20/12	(61)
Royal Bank of Scotland PLC	GBP	3,153	USD	5,002	06/20/12	(114)
Royal Bank of Scotland PLC	JPY	24,909	USD	308	05/01/12	(4)
Royal Bank of Scotland PLC	NOK	32,262	USD	5,653	06/20/12	26
Royal Bank of Scotland PLC	NOK	59,599	USD	10,540	06/20/12	145

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	115

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Royal Bank of Scotland PLC	NZD	177	USD	144	05/01/12	(1)
Royal Bank of Scotland PLC	NZD	1,997	USD	1,629	06/20/12	2
Royal Bank of Scotland PLC	SEK	16,828	USD	2,490	06/20/12	(9)
Royal Bank of Scotland PLC	SEK	29,176	USD	4,289	06/20/12	(44)
State Street Bank & Trust Co.	USD	151	AUD	147	06/20/12	2
State Street Bank & Trust Co.	USD	516	AUD	500	06/20/12	2
State Street Bank & Trust Co.	USD	822	AUD	800	06/20/12	8
State Street Bank & Trust Co.	USD	7,997	AUD	7,586	06/20/12	(133)
State Street Bank & Trust Co.	USD	502	BRL	954	05/03/12	(1)
State Street Bank & Trust Co.	USD	205	CAD	201	05/02/12	(1)
State Street Bank & Trust Co.	USD	193	CAD	192	06/20/12	1
State Street Bank & Trust Co.	USD	605	CAD	600	06/20/12	2
State Street Bank & Trust Co.	USD	1,004	CAD	1,000	06/20/12	8
State Street Bank & Trust Co.	USD	1,065	CHF	974	06/20/12	9
State Street Bank & Trust Co.	USD	12	DKK	69	06/20/12	—
State Street Bank & Trust Co.	USD	42	DKK	235	06/20/12	—
State Street Bank & Trust Co.	USD	137	DKK	776	06/20/12	1
State Street Bank & Trust Co.	USD	1,290	DKK	7,277	06/20/12	5
State Street Bank & Trust Co.	USD	1,043	EUR	788	05/02/12	(1)
State Street Bank & Trust Co.	USD	1,251	EUR	944	05/02/12	(2)
State Street Bank & Trust Co.	USD	229	EUR	173	05/03/12	—
State Street Bank & Trust Co.	USD	888	EUR	674	06/20/12	4
State Street Bank & Trust Co.	USD	2,631	EUR	2,000	06/20/12	17
State Street Bank & Trust Co.	USD	3,942	EUR	3,000	06/20/12	30
State Street Bank & Trust Co.	USD	4,060	EUR	3,091	06/20/12	32
State Street Bank & Trust Co.	USD	15	GBP	9	05/01/12	—
State Street Bank & Trust Co.	USD	427	GBP	263	05/01/12	1
State Street Bank & Trust Co.	USD	334	GBP	206	05/02/12	(1)
State Street Bank & Trust Co.	USD	1,025	GBP	630	05/02/12	(3)
State Street Bank & Trust Co.	USD	395	GBP	246	06/20/12	4
State Street Bank & Trust Co.	USD	796	GBP	500	06/20/12	15
State Street Bank & Trust Co.	USD	806	GBP	500	06/20/12	5
State Street Bank & Trust Co.	USD	1,605	GBP	1,000	06/20/12	17
State Street Bank & Trust Co.	USD	—	HKD	1	06/20/12	—
State Street Bank & Trust Co.	USD	22	HKD	174	06/20/12	—
State Street Bank & Trust Co.	USD	35	HKD	270	06/20/12	—
State Street Bank & Trust Co.	USD	49	HKD	377	06/20/12	—
State Street Bank & Trust Co.	USD	129	HKD	1,000	06/20/12	—
State Street Bank & Trust Co.	USD	258	HKD	2,000	06/20/12	—
State Street Bank & Trust Co.	USD	282	HKD	2,192	06/20/12	—
State Street Bank & Trust Co.	USD	322	HKD	2,500	06/20/12	—
State Street Bank & Trust Co.	USD	587	HKD	4,555	06/20/12	—
State Street Bank & Trust Co.	USD	14	ILS	53	06/20/12	—
State Street Bank & Trust Co.	USD	28	ILS	103	06/20/12	—
State Street Bank & Trust Co.	USD	52	ILS	195	06/20/12	—
State Street Bank & Trust Co.	USD	89	ILS	340	06/20/12	1
State Street Bank & Trust Co.	USD	101	ILS	377	06/20/12	(1)
State Street Bank & Trust Co.	USD	616	JPY	50,000	06/20/12	10
State Street Bank & Trust Co.	USD	712	JPY	57,982	06/20/12	14
State Street Bank & Trust Co.	USD	1,840	JPY	150,000	06/20/12	40
State Street Bank & Trust Co.	USD	1,818	NZD	2,238	06/20/12	6
State Street Bank & Trust Co.	USD	49	SGD	62	06/20/12	1
State Street Bank & Trust Co.	USD	62	SGD	78	06/20/12	1

See accompanying notes which are an integral part of the financial statements.

116	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	USD	75	SGD	95	06/20/12	2
State Street Bank & Trust Co.	USD	140	SGD	177	06/20/12	3
State Street Bank & Trust Co.	USD	165	SGD	207	06/20/12	2
State Street Bank & Trust Co.	AUD	100	USD	105	06/20/12	1
State Street Bank & Trust Co.	AUD	200	USD	208	06/20/12	1
State Street Bank & Trust Co.	AUD	1,367	USD	1,432	06/20/12	15
State Street Bank & Trust Co.	AUD	6,629	USD	6,787	07/31/12	(57)
State Street Bank & Trust Co.	BRL	97	USD	51	05/02/12	—
State Street Bank & Trust Co.	CAD	46	USD	46	06/20/12	—
State Street Bank & Trust Co.	CAD	79	USD	80	06/20/12	—
State Street Bank & Trust Co.	CAD	192	USD	193	06/20/12	(1)
State Street Bank & Trust Co.	CAD	500	USD	503	06/20/12	(3)
State Street Bank & Trust Co.	CAD	861	USD	867	06/20/12	(4)
State Street Bank & Trust Co.	CHF	168	USD	185	05/02/12	—
State Street Bank & Trust Co.	CHF	292	USD	321	05/03/12	—
State Street Bank & Trust Co.	CHF	928	USD	1,024	05/03/12	1
State Street Bank & Trust Co.	CHF	1,498	USD	1,637	06/20/12	(14)
State Street Bank & Trust Co.	DKK	21,690	USD	3,864	05/02/12	5
State Street Bank & Trust Co.	DKK	183	USD	33	06/20/12	—
State Street Bank & Trust Co.	DKK	214	USD	38	06/20/12	—
State Street Bank & Trust Co.	DKK	264	USD	47	06/20/12	—
State Street Bank & Trust Co.	DKK	368	USD	65	06/20/12	(1)
State Street Bank & Trust Co.	DKK	830	USD	147	06/20/12	(1)
State Street Bank & Trust Co.	DKK	1,329	USD	234	06/20/12	(3)
State Street Bank & Trust Co.	DKK	21,817	USD	3,884	06/20/12	1
State Street Bank & Trust Co.	EUR	110	USD	145	05/02/12	—
State Street Bank & Trust Co.	EUR	235	USD	310	05/02/12	(1)
State Street Bank & Trust Co.	EUR	30	USD	39	05/03/12	—
State Street Bank & Trust Co.	EUR	63	USD	83	05/03/12	—
State Street Bank & Trust Co.	EUR	914	USD	1,211	05/03/12	2
State Street Bank & Trust Co.	EUR	35	USD	46	05/04/12	—
State Street Bank & Trust Co.	EUR	35	USD	46	05/04/12	—
State Street Bank & Trust Co.	EUR	1,000	USD	1,309	06/20/12	(15)
State Street Bank & Trust Co.	EUR	1,000	USD	1,317	06/20/12	(7)
State Street Bank & Trust Co.	GBP	5	USD	9	05/01/12	—
State Street Bank & Trust Co.	GBP	25	USD	41	05/02/12	—
State Street Bank & Trust Co.	GBP	1,098	USD	1,783	05/02/12	2
State Street Bank & Trust Co.	GBP	200	USD	316	06/20/12	(8)
State Street Bank & Trust Co.	GBP	2,335	USD	3,695	06/20/12	(94)
State Street Bank & Trust Co.	HKD	94	USD	12	06/20/12	—
State Street Bank & Trust Co.	HKD	261	USD	34	06/20/12	—
State Street Bank & Trust Co.	HKD	846	USD	109	06/20/12	—
State Street Bank & Trust Co.	HKD	853	USD	110	06/20/12	—
State Street Bank & Trust Co.	HKD	2,522	USD	325	06/20/12	—
State Street Bank & Trust Co.	ILS	196	USD	52	06/20/12	—
State Street Bank & Trust Co.	ILS	203	USD	54	06/20/12	—
State Street Bank & Trust Co.	ILS	246	USD	65	06/20/12	—
State Street Bank & Trust Co.	JPY	26,756	USD	333	05/07/12	(3)
State Street Bank & Trust Co.	JPY	50,000	USD	599	06/20/12	(27)
State Street Bank & Trust Co.	JPY	239,472	USD	2,875	06/20/12	(126)
State Street Bank & Trust Co.	SEK	3,637	USD	539	06/20/12	(1)
State Street Bank & Trust Co.	SEK	5,823	USD	860	06/20/12	(5)
State Street Bank & Trust Co.	SGD	38	USD	30	06/20/12	—

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	117

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	SGD	76	USD	61	06/20/12	—
State Street Bank & Trust Co.	SGD	168	USD	134	06/20/12	(2)
State Street Bank & Trust Co.	SGD	959	USD	763	06/20/12	(12)
UBS AG	USD	222	AUD	213	05/03/12	—
UBS AG	USD	987	AUD	948	05/03/12	1
UBS AG	USD	139	EUR	105	05/03/12	—
UBS AG	USD	144	EUR	109	05/04/12	—
UBS AG	USD	33,171	NOK	187,034	06/20/12	(551)
UBS AG	EUR	326	USD	432	05/03/12	—
UBS AG	JPY	41,927	USD	510	06/20/12	(16)
Westpac Banking Corp.	USD	2,979	AUD	2,884	06/20/12	11
Westpac Banking Corp.	USD	4,555	CAD	4,530	06/20/12	26
Westpac Banking Corp.	USD	14,722	EUR	11,276	06/20/12	206
Westpac Banking Corp.	USD	6,724	GBP	4,293	06/20/12	241
Westpac Banking Corp.	USD	1,261	HKD	9,783	06/20/12	—
Westpac Banking Corp.	USD	6,931	JPY	580,417	06/20/12	342

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						2,407

Presentation of Portfolio Holdings — April 30, 2012 (Unaudited)

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$139,785	$—	$—	$139,785	3.0
Belgium	46,291	—	—	46,291	1.0
Bermuda	30,724	—	—	30,724	0.6
Brazil	61,201	—	—	61,201	1.3
Canada	205,615	—	4	205,619	4.3
Cayman Islands	46,488	—	703	47,191	1.0
Chile	9,228	—	—	9,228	0.2
China	25,927	—	—	25,927	0.5
Curacao	161	—	—	161	—	*
Czech Republic	5,217	—	—	5,217	0.1
Denmark	51,076	—	—	51,076	1.1
Finland	24,852	—	—	24,852	0.5
France	362,755	—	—	362,755	7.7
Germany	308,810	—	—	308,810	6.5
Hong Kong	89,181	—	—	89,181	1.9
India	11,853	—	—	11,853	0.3
Indonesia	9,187	—	—	9,187	0.2
Ireland	39,592	—	—	39,592	0.8
Israel	58,016	—	—	58,016	1.2
Italy	97,097	—	—	97,097	2.1
Japan	723,949	—	—	723,949	15.3
Jersey	39,861	—	—	39,861	0.8

See accompanying notes which are an integral part of the financial statements.

118	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Presentation of Portfolio Holdings, continued — April 30, 2012 (Unaudited)

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Luxembourg	$23,493	$—	$—	$23,493	$0.5
Mauritius	447	—	—	447	— *
Mexico	8,423	—	—	8,423	0.2
Netherlands	243,928	—	—	243,928	5.2
New Zealand	2,571	—	—	2,571	0.1
Norway	8,908	—	—	8,908	0.2
Panama	7,041	—	—	7,041	0.1
Papua New Guinea	3,735	—	—	3,735	0.1
Philippines	2,519	—	—	2,519	0.1
Portugal	2,527	—	—	2,527	0.1
Russia	24,937	—	—	24,937	0.5
Singapore	46,936	—	—	46,936	1.0
South Africa	18,518	—	—	18,518	0.4
South Korea	72,977	—	—	72,977	1.5
Spain	99,152	—	—	99,152	2.1
Sweden	53,058	—	—	53,058	1.1
Switzerland	333,629	—	—	333,629	7.1
Taiwan	43,133	—	—	43,133	0.9
Thailand	4,574	—	—	4,574	0.1
United Kingdom	877,443	—	—	877,443	18.5
United States	67,465	—	—	67,465	1.4
Virgin Islands, British	5,183	—	—	5,183	0.1
Preferred Stocks	14,884	—	237	15,121	0.3
Warrants & Rights	—	26,544	2,560	29,104	0.6
Short-Term Investments	—	276,707	—	276,707	5.9
Other Securities	—	316,513	—	316,513	6.7

Total Investments	4,352,347	619,764	3,504	4,975,615	105.2

Other Assets and Liabilities, Net					(5.2)

					100.0

Other Financial Instruments
Futures Contracts	(15,559)	—	—	(15,559)	(0.3)
Foreign Currency Exchange Contracts	(7)	2,414	—	2,407	0.1

Total Other Financial Instruments**	$(15,566)	$2,414	$—	$(13,152)

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ended April 30, 2012 were less than 1% of net assets.

There were no significant transfers in and out of Levels 1, 2 and 3 during the period ended April 30, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	119

Russell Investment Company

Russell International Developed Markets Fund

Fair Value of Derivative Instruments — April 30, 2012 (Unaudited)

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts
Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$7,200
Daily variation margin on futures contracts*	1,148	—

Total	$1,148	$7,200

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$4,793
Daily variation margin on futures contracts*	16,707	—

Total	$16,707	$4,793

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$49,872	$—
Foreign currency-related transactions	—	(7,526)

Total	$49,872	$(7,526)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(45,047)	$—
Foreign currency-related transactions	—	2,769

Total	$(45,047)	$2,769

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

120	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Statement of Assets and Liabilities — April 30, 2012 (Unaudited)

Amounts in thousands

Assets
Investments, at identified cost	$4,723,922
Investments, at market**, ***	4,975,615
Cash	257
Cash (restricted)	41,507
Foreign currency holdings*	7,794
Unrealized appreciation on foreign currency exchange contracts	7,200
Receivables:
Dividends and interest	21,510
Dividends from affiliated Russell money market funds	33
Investments sold	17,372
Fund shares sold	8,024
Foreign taxes recoverable	2,874
Daily variation margin on futures contracts	571
Prepaid expenses	8

Total assets	5,082,765

Liabilities
Payables:
Due to broker	3,013
Investments purchased	15,358
Fund shares redeemed	5,514
Accrued fees to affiliates	3,397
Other accrued expenses	589
Daily variation margin on futures contracts	3,030
Deferred tax liability	85
Unrealized depreciation on foreign currency exchange contracts	4,793
Payable upon return of securities loaned	316,450

Total liabilities	352,229

Net Assets	$4,730,536

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	121

Russell Investment Company

Russell International Developed Markets Fund

Statement of Assets and Liabilities, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$36,879
Accumulated net realized gain (loss)	(1,337,980)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	251,608
Futures contracts	(15,559)
Foreign currency-related transactions	2,853
Shares of beneficial interest	1,619
Additional paid-in capital	5,791,116

Net Assets	$4,730,536

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(a)	$29.19
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$30.97
Class A — Net assets	$22,583,184
Class A — Shares outstanding ($.01 par value)	773,780
Net asset value per share: Class C(a)	$29.14
Class C — Net assets	$47,511,941
Class C — Shares outstanding ($.01 par value)	1,630,226
Net asset value per share: Class E(a)	$29.22
Class E — Net assets	$87,721,888
Class E — Shares outstanding ($.01 par value)	3,002,197
Net asset value per share: Class I(a)	$29.23
Class I — Net assets	$777,920,666
Class I — Shares outstanding ($.01 par value)	26,610,593
Net asset value per share: Class S(a)	$29.21
Class S — Net assets	$2,057,137,415
Class S — Shares outstanding ($.01 par value)	70,420,992
Net asset value per share: Class Y(a)	$29.21
Class Y — Net assets	$1,737,660,950
Class Y — Shares outstanding ($.01 par value)	59,497,695
Amounts in thousands

* Foreign currency holdings - cost	$7,718
** Securities on loan included in investments	$308,249
*** Investments in affiliates, Russell U.S. Cash Management Fund, Russell Investment Company Liquidating Trust and Russell U.S. Cash Collateral Fund	$593,220
(a)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

122	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Statement of Operations — For the Period Ended April 30, 2012 (Unaudited)

Amounts in thousands

Investment Income
Dividends	$69,354
Dividends from affiliated Russell money market funds	222
Securities lending income	1,455
Less foreign taxes withheld	(5,308)

Total investment income	65,723

Expenses
Advisory fees	16,043
Administrative fees	1,120
Custodian fees	747
Distribution fees - Class A	28
Distribution fees - Class C	184
Transfer agent fees - Class A	20
Transfer agent fees - Class C	44
Transfer agent fees - Class E	78
Transfer agent fees - Class I	394
Transfer agent fees - Class S	1,738
Transfer agent fees - Class Y	37
Professional fees	121
Registration fees	134
Shareholder servicing fees - Class C	61
Shareholder servicing fees - Class E	109
Trustees’ fees	62
Printing fees	92
Miscellaneous	37

Expenses before reductions	21,049
Expense reductions	(26)

Net expenses	21,023

Net investment income (loss)	44,700

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	1,352
Futures contracts	49,872
Foreign currency-related transactions	(8,198)

Net realized gain (loss)	43,026

Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	117,123
Futures contracts	(45,047)
Foreign currency-related transactions	3,176

Net change in unrealized appreciation (depreciation)	75,252

Net realized and unrealized gain (loss)	118,278

Net Increase (Decrease) in Net Assets from Operations	$162,978

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	123

Russell Investment Company

Russell International Developed Markets Fund

Statements of Changes in Net Assets

	Period Ended April 30, 2012 (Unaudited)	Fiscal Year Ended October 31, 2011
Amounts in thousands
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$44,700	$89,112
Net realized gain (loss)	43,026	60,426
Net change in unrealized appreciation (depreciation)	75,252	(455,663)

Net increase (decrease) in net assets from operations	162,978	(306,125)

Distributions
From net investment income
Class A	(314)	(296)
Class C	(247)	(273)
Class E	(1,317)	(1,278)
Class I	(14,191)	(14,028)
Class S	(32,573)	(25,401)
Class Y	(32,365)	(31,961)

Net decrease in net assets from distributions	(81,007)	(73,237)

Share Transactions
Net increase (decrease) in net assets from share transactions	33,542	215,162
Fund Reimbursements	—	111

Total Net Increase (Decrease) in Net Assets	115,513	(164,089)

Net Assets
Beginning of period	4,615,023	4,779,112

End of period	$4,730,536	$4,615,023

Undistributed (overdistributed) net investment income included in net assets	$36,879	$73,186

See accompanying notes which are an integral part of the financial statements.

124	Russell International Developed Markets Fund

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Russell Investment Company

Russell International Developed Markets Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Class A
April 30, 2012*	28.67	.23	.69	.92	(.40)	—	—
October 31, 2011	31.14	.47	(2.55)	(2.08)	(.39)	—	—
October 31, 2010	29.09	.34	2.67	3.01	(.96)	—	—
October 31, 2009	23.75	.40	4.94	5.34	—	—	—
October 31, 2008(3)	34.84	.07	(11.16)	(11.09)	—	—	—
Class C
April 30, 2012*	28.46	.12	.70	.82	(.14)	—	—
October 31, 2011	30.85	.22	(2.49)	(2.27)	(.13)	—	—
October 31, 2010	28.83	.12	2.65	2.77	(.75)	—	—
October 31, 2009	23.73	.23	4.87	5.10	—	—	—
October 31, 2008(3)	34.84	.03	(11.14)	(11.11)	—	—	—
Class E
April 30, 2012*	28.72	.24	.69	.93	(.43)	—	—
October 31, 2011	31.19	.49	(2.55)	(2.06)	(.41)	—	—
October 31, 2010	29.12	.37	2.68	3.05	(.98)	—	—
October 31, 2009	23.76	.46	4.90	5.36	—	—	—
October 31, 2008	56.97	.76	(23.85)	(23.09)	(1.29)	(8.01)	(.82)
October 31, 2007	50.51	.83	12.10	12.93	(1.41)	(5.06)	—
Class I
April 30, 2012*	28.78	.27	.69	.96	(.51)	—	—
October 31, 2011	31.23	.57	(2.54)	(1.97)	(.48)	—	—
October 31, 2010	29.16	.44	2.69	3.13	(1.06)	—	—
October 31, 2009	23.74	.51	4.91	5.42	—	—	—
October 31, 2008	57.01	.92	(23.89)	(22.97)	(1.41)	(8.01)	(.88)
October 31, 2007	50.55	.95	12.10	13.05	(1.53)	(5.06)	—
Class S
April 30, 2012*	28.75	.27	.68	.95	(.49)	—	—
October 31, 2011	31.19	.55	(2.53)	(1.98)	(.46)	—	—
October 31, 2010	29.13	.42	2.66	3.08	(1.02)	—	—
October 31, 2009	23.74	.48	4.91	5.39	—	—	—
October 31, 2008(3)	34.79	.11	(11.16)	(11.05)	—	—	—
Class Y
April 30, 2012*	28.77	.29	.69	.98	(.54)	—	—
October 31, 2011	31.26	.60	(2.58)	(1.98)	(.51)	—	—
October 31, 2010	29.18	.47	2.68	3.15	(1.07)	—	—
October 31, 2009	23.74	.52	4.92	5.44	—	—	—
October 31, 2008	57.03	.64	(23.60)	(22.96)	(1.42)	(8.01)	(.90)
October 31, 2007	50.56	1.01	12.07	13.08	(1.55)	(5.06)	—

See accompanying notes which are an integral part of the financial statements.

126	Russell International Developed Markets Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.40)	29.19	3.31	22,583	1.23	1.23	1.63	27
(.39)	28.67	(6.76)	22,963	1.24	1.24	1.51	74
(.96)	31.14	10.61	23,702	1.24	1.24	1.18	91
—	29.09	22.44	20,212	1.25	1.25	1.63	115
—	23.75	(31.83)	14,638	1.32	1.31	1.27	100

(.14)	29.14	2.88	47,512	1.98	1.98	.84	27
(.13)	28.46	(7.34)	52,552	1.99	1.99	.72	74
(.75)	30.85	9.80	69,576	1.99	1.99	.43	91
—	28.83	21.50	77,072	2.00	2.00	.94	115
—	23.73	(31.92)	78,972	2.06	2.05	.53	100

(.43)	29.22	3.34	87,722	1.23	1.17	1.68	27
(.41)	28.72	(6.66)	89,952	1.24	1.16	1.58	74
(.98)	31.19	10.75	96,680	1.24	1.13	1.29	91
—	29.12	22.57	88,476	1.25	1.12	1.88	115
(10.12)	23.76	(48.26)	83,902	1.22	1.17	2.04	100
(6.47)	56.97	28.47	61,533	1.18	1.16	1.64	108

(.51)	29.23	3.45	777,921	.90	.90	1.93	27
(.48)	28.78	(6.39)	820,995	.91	.91	1.81	74
(1.06)	31.23	11.01	923,019	.91	.89	1.53	91
—	29.16	22.84	905,418	.92	.87	2.08	115
(10.30)	23.74	(48.14)	882,731	.95	.92	2.33	100
(6.59)	57.01	28.75	1,792,063	.93	.91	1.87	108

(.49)	29.21	3.41	2,057,137	.98	.98	1.91	27
(.46)	28.75	(6.43)	1,905,604	.99	.99	1.77	74
(1.02)	31.19	10.90	1,694,995	.99	.99	1.45	91
—	29.13	22.67	1,348,135	1.00	1.00	1.94	115
—	23.74	(31.79)	1,052,420	1.08	1.06	2.00	100

(.54)	29.21	3.53	1,737,661	.81	.80	2.05	27
(.51)	28.77	(6.46)	1,722,957	.81	.81	1.92	74
(1.07)	31.26	11.12	1,971,140	.81	.81	1.64	91
—	29.18	22.87	1,789,118	.82	.82	2.15	115
(10.33)	23.74	(48.08)	1,626,309	.90	.88	1.89	100
(6.61)	57.03	28.85	360,175	.88	.86	1.98	108

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	127

Russell Investment Company

Russell Global Equity Fund

Shareholder Expense Example — April 30, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Semi-annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from November 1, 2011 to April 30, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,058.04	$1,017.45
Expenses Paid During Period*	$7.62	$7.47

*	Expenses are equal to the Fund’s annualized expense ratio of 1.49% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,054.28	$1,013.72
Expenses Paid During Period*	$11.44	$11.22

*	Expenses are equal to the Fund’s annualized expense ratio of 2.24% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,057.27	$1,017.45
Expenses Paid During Period*	$7.62	$7.47

*	Expenses are equal to the Fund’s annualized expense ratio of 1.49% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,058.51	$1,018.70
Expenses Paid During Period*	$6 .35	$6 .22

*	Expenses are equal to the Fund’s annualized expense ratio of 1.24% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

128	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Shareholder Expense Example, continued — April 30, 2012 (Unaudited)

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,060.31	$1,019.59
Expenses Paid During Period*	$5.43	$5.32

*	Expenses are equal to the Fund’s annualized expense ratio of 1.06% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Global Equity Fund	129

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 93.0%
Australia - 0.4%
Newcrest Mining, Ltd.	229,600	6,292
Westfield Retail Trust (ö)	1,812,630	5,137

		11,429

Belgium - 0.6%
Anheuser-Busch InBev NV (Ñ)	225,490	16,252
Delhaize Group SA	48,187	2,346

		18,598

Bermuda - 0.3%
China Hongxing Sports, Ltd. (Æ)(Å)	6,320,000	73
Guoco Group, Ltd.	142,000	1,190
PartnerRe, Ltd. - ADR	45,600	3,175
Stolt-Nielsen, Ltd. Class A	284,300	5,092

		9,530

Brazil - 0.8%
Amil Participacoes SA	64,300	626
BM&FBovespa SA	478,862	2,693
BrasilAgro - Companhia Brasileira de Propriedades Agricolas (Æ)(Å)	373,800	1,483
Centrais Eletricas Brasileiras SA - ADR (Æ)	478,140	5,714
Itau Unibanco Holding SA - ADR	336,600	5,281
PDG Realty SA Empreendimentos e Participacoes	1,576,700	3,722
Petroleo Brasileiro SA - ADR	160,552	3,558
Profarma Distribuidora de Produtos Farmaceuticos SA	93,100	465

		23,542

Canada - 3.1%
Bankers Petroleum, Ltd. (Æ)	835,000	2,891
Barrick Gold Corp.	271,500	10,977
Cameco Corp. Class A	594,000	13,127
Canadian National Railway Co. (Þ)	288,520	24,605
Eastern Platinum, Ltd. (Æ)	5,772,500	2,220
Gabriel Resources, Ltd. (Æ)	529,000	1,398
Kinross Gold Corp.	130,000	1,163
Nexen, Inc.	75,300	1,457
Niko Resources, Ltd.	43,900	1,850
Novagold Resources, Inc. (Æ)	230,400	1,652
Osisko Mining Corp. (Æ)(Þ)	566,500	5,832
Potash Corp. of Saskatchewan, Inc.	245,500	10,429
Shoppers Drug Mart Corp.	153,300	6,605
Uranium Participation Corp. (Æ)	593,100	3,308

		87,514

Cayman Islands - 1.9%
Baidu, Inc. - ADR (Æ)	185,200	24,576
Chow Tai Fook Jewellery Group, Ltd. (Æ)	1,741,277	2,621
Melco Crown Entertainment, Ltd. - ADR (Æ)(Ñ)	748,011	11,609

	Principal Amount ($) or Shares	Market Value $
New Oriental Education & Technology Group - ADR (Æ)	299,700	8,011
Sina Corp. (Æ)(Ñ)	56,800	3,324
Tencent Holdings, Ltd.	133,842	4,206
United Laboratories International Holdings, Ltd. (The)	3,292,000	1,328

		55,675

China - 0.8%
Bank of China, Ltd. Class H	9,794,000	4,103
China Petroleum & Chemical Corp. Class H	2,678,000	2,885
Industrial & Commercial Bank of China Class H	10,119,867	6,756
Ping An Insurance Group Co. Class H	1,068,351	8,937

		22,681

Cyprus - 0.1%
Global Ports Investments PLC - GDR	99,721	1,484

Denmark - 0.3%
Carlsberg A/S Class B	8,500	733
GN Store Nord A/S	341,592	3,829
Novo Nordisk A/S Class B	31,268	4,612

		9,174

Egypt - 0.2%
Egyptian Financial Group-Hermes Holding (Æ)	714,682	1,603
Oriental Weavers (Å)	526,864	1,666
Telecom Egypt Co. - ADR	874,182	1,876

		5,145

Finland - 0.1%
Nokia OYJ - ADR	729,000	2,661

France - 6.6%
Areva SA (Æ)	76,683	1,342
BNP Paribas SA	366,914	14,741
Casino Guichard Perrachon SA (Æ)	69,357	6,811
Danone	456,166	32,093
Electricite de France SA	425,000	8,993
Eutelsat Communications SA	107,140	3,814
Legrand SA - ADR	663,911	22,410
LVMH Moet Hennessy Louis Vuitton SA - ADR (Ñ)	150,879	24,995
Pernod-Ricard SA	94,280	9,785
PPR SA (Ñ)	93,200	15,588
Publicis Groupe SA - ADR	399,754	20,616
Sanofi - ADR	75,125	5,734
Schneider Electric SA	92,005	5,652
Thales SA	215,300	7,460
Total SA	107,575	5,136
Vivendi SA - ADR	210,500	3,891

		189,061

130	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Germany - 3.8%
Allianz SE	204,650	22,804
Brenntag AG	28,824	3,590
Daimler AG	331,300	18,316
Linde AG	202,460	34,652
Rhoen Klinikum AG	171,996	4,838
SAP AG - ADR	297,861	19,749
Volkswagen AG	20,258	3,458

		107,407

Greece - 0.1%
OPAP SA	186,000	1,662

Hong Kong - 0.3%
AIA Group, Ltd.	1,362,041	4,845
Cathay Pacific Airways, Ltd.	1,970,600	3,343

		8,188

Hungary - 0.0%
EGIS Pharmaceuticals PLC	19,150	1,282

India - 0.2%
Container Corp. of India	157,220	2,667
GMR Infrastructure, Ltd. (Æ)	3,268,754	1,653

		4,320

Indonesia - 0.1%
PT Medco Energi Internasional Tbk	6,964,500	1,591

Ireland - 1.6%
Accenture PLC Class A	666,880	43,314
Cooper Industries PLC	48,000	3,003

		46,317

Israel - 0.2%
Teva Pharmaceutical Industries, Ltd. - ADR	135,932	6,217

Italy - 0.5%
Enel SpA	1,432,423	4,703
ERG SpA	656,575	4,945
Finmeccanica SpA	757,850	3,256

		12,904

Japan - 5.4%
Canon, Inc.	366,400	16,842
Chugoku Marine Paints, Ltd.	124,000	741
Daiwa Securities Group, Inc. (Ñ)	6,612,000	25,176
East Japan Railway Co.	112,500	7,017
Futaba Corp.	178,400	2,793
Honda Motor Co., Ltd.	144,700	5,249
Japan Digital Laboratory Co., Ltd.	80,200	873
Japan Steel Works, Ltd. (The)	810,000	4,951
Kamigumi Co., Ltd.	307,000	2,473
Kurita Water Industries, Ltd.	72,800	1,788
Makita Corp.	137,300	5,314
Mitsubishi Estate Co., Ltd.	219,892	3,922

	Principal Amount ($) or Shares	Market Value $
Mitsui & Co., Ltd.	228,100	3,583
MS&AD Insurance Group Holdings	174,700	3,245
Nippon Telegraph & Telephone Corp.	161,300	7,324
Organo Corp.	138,000	902
Rohm Co., Ltd.	335,600	15,216
Sanshin Electronics Co., Ltd.	215,900	1,641
Seven & I Holdings Co., Ltd.	219,300	6,655
Softbank Corp.	180,600	5,420
Sumitomo Mitsui Trust Holdings, Inc.	1,381,999	4,085
Toppan Printing Co., Ltd.	511,000	3,475
Toyota Motor Corp.	443,500	18,359
TV Asahi Corp.	1,635	2,447
West Japan Railway Co.	39,500	1,625
Yamada Denki Co., Ltd. (Ñ)	40,970	2,668

		153,784

Jersey - 0.9%
Delphi Automotive PLC (Æ)	251,400	7,715
Glencore International PLC (Ñ)	1,724,583	11,912
Polyus Gold International, Ltd. - GDR (Æ)	2,326,963	7,167

		26,794

Lebanon - 0.0%
Solidere - GDR	101,008	1,325

Luxembourg - 0.1%
Subsea 7 SA (Æ)	147,443	3,821

Mexico - 0.2%
Grupo Televisa SAB - ADR	295,000	6,481

Netherlands - 2.4%
Akzo Nobel NV	597,776	32,035
European Aeronautic Defence and Space Co. NV	179,510	7,087
Heineken NV (Ñ)	534,479	29,230
X5 Retail Group NV - GDR (Æ)	6,076	153

		68,505

Norway - 0.6%
Marine Harvest ASA	7,495,000	3,845
Statoil ASA Class N	404,701	10,806
Statoil ASA - ADR	73,550	1,979

		16,630

Panama - 0.8%
Carnival Corp.	674,200	21,905

Russia - 0.8%
Federal Hydrogenerating Co. JSC - ADR	2,265,000	7,882
Gazprom OAO - ADR (Æ)	995,274	11,479
OGK-3 Class 3 (Æ)	43,500,000	1,565
Rosneft Oil Co. - GDR	430,978	3,075

		24,001

Russell Global Equity Fund	131

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Slovenia - 0.1%
Krka dd Novo mesto	24,100	1,515

South Africa - 0.4%
AngloGold Ashanti, Ltd. - ADR	119,100	4,095
Impala Platinum Holdings, Ltd.	273,700	5,327
Village Main Reef, Ltd. (Æ)	3,604,436	783

		10,205

South Korea - 1.5%
BS Financial Group, Inc.	138,200	1,425
Hyundai Heavy Industries Co., Ltd.	20,327	5,090
Hyundai Motor Co.	43,476	10,329
Korea Electric Power Corp. - ADR	440,300	4,183
KT Corp. - ADR	380,150	4,885
LG Electronics, Inc. Class H	5,495	341
Samsung Electronics Co., Ltd.	13,139	16,160

		42,413

Spain - 0.7%
Banco Santander SA - ADR	2,108,866	13,176
Red Electrica Corp. SA	111,405	4,850
Repsol YPF SA - ADR	100,677	1,926

		19,952

Switzerland - 6.7%
Actelion, Ltd. (Æ)	92,475	3,912
Adecco SA (Æ)	374,400	18,232
Cie Financiere Richemont SA	449,688	27,794
Credit Suisse Group AG (Æ)	810,048	19,375
Givaudan SA (Æ)	16,000	15,530
Holcim, Ltd. (Æ)	148,000	9,213
Julius Baer Group, Ltd. (Æ)	418,900	16,038
Kuehne + Nagel International AG	98,200	11,934
Nestle SA	643,479	39,418
Noble Corp. (Æ)	153,300	5,835
Novartis AG	263,884	14,551
Swisscom AG	2,373	884
Tyco International, Ltd.	177,864	9,984

		192,700

Turkey - 0.3%
Turkcell Iletisim Hizmetleri AS - ADR (Æ)	667,000	8,244

United Kingdom - 8.4%
ARM Holdings PLC	1,628,424	13,848
Aviva PLC	747,733	3,739
Barclays PLC	3,303,723	11,702
BG Group PLC	236,379	5,564
BP PLC	1,808,179	13,058
Diageo PLC	1,361,638	34,274
Experian PLC	340,770	5,378
Faroe Petroleum PLC (Æ)	374,990	1,076
GlaxoSmithKline PLC - ADR	738,920	17,088
Imperial Tobacco Group PLC	314,793	12,588
Lloyds Banking Group PLC (Æ)	9,985,363	5,025
Marks & Spencer Group PLC	736,469	4,267

	Principal Amount ($) or Shares	Market Value $
Reckitt Benckiser Group PLC	483,636	28,154
Rockhopper Exploration PLC (Æ)	442,605	2,444
Rolls-Royce Holdings PLC (Æ)	990,498	13,238
Royal Bank of Scotland Group PLC - ADR (Æ)	15,550,555	6,125
Royal Dutch Shell PLC Class B	256,611	9,356
RusPetro PLC (Æ)	863,668	2,649
Standard Chartered PLC	270,288	6,606
Tesco PLC	1,061,068	5,465
Tullow Oil PLC	298,653	7,435
Vodafone Group PLC - ADR (Æ)	3,296,216	9,121
Weir Group PLC (The)	214,194	5,927
WPP PLC	1,200,699	16,242

		240,369

United States - 41.5%
3M Co.	211,040	18,859
Alliant Techsystems, Inc.	66,650	3,552
Anadarko Petroleum Corp.	85,032	6,225
Apache Corp.	63,900	6,131
Apple, Inc. (Æ)	73,235	42,787
Applied Materials, Inc.	1,473,700	17,670
Arch Coal, Inc. (Ñ)	1,347,794	13,154
Autoliv, Inc. (Ñ)	86,900	5,452
Bank of America Corp.	614,000	4,980
Bank of New York Mellon Corp. (The)	876,130	20,720
Baxter International, Inc.	168,300	9,325
Best Buy Co., Inc.	390,250	8,613
Boeing Co. (The)	250,700	19,254
Broadcom Corp. Class A (Æ)	294,800	10,790
Cameron International Corp. (Æ)	71,500	3,664
CarMax, Inc. (Æ)	109,200	3,371
Chesapeake Energy Corp.	364,850	6,728
Cimarex Energy Co.	158,900	10,982
Citigroup, Inc.	341,099	11,270
CME Group, Inc. Class A	56,100	14,912
Comcast Corp. Class A (Æ)	503,900	15,031
Computer Sciences Corp.	180,500	5,065
Consol Energy, Inc.	118,200	3,929
Corning, Inc.	612,600	8,791
Crown Castle International Corp. (Æ)	95,400	5,401
Dentsply International, Inc.	59,300	2,435
DP World, Ltd. (Æ)	304,029	3,484
EMC Corp. (Æ)	193,334	5,454
Emerson Electric Co.	78,700	4,135
Energizer Holdings, Inc. (Æ)	105,072	7,495
Exelon Corp.	97,250	3,794
Express Scripts Holding Co. (Æ)	426,525	23,796
Franklin Resources, Inc.	179,000	22,466
General Dynamics Corp.	147,900	9,983
General Electric Co.	248,400	4,864
General Motors Co. (Æ)	172,800	3,974
Goldman Sachs Group, Inc. (The)	114,700	13,208
Google, Inc. Class A (Æ)	27,600	16,704
Honeywell International, Inc.	457,430	27,748
Hubbell, Inc. Class B (Æ)	22,000	1,765
Illinois Tool Works, Inc.	207,500	11,906
Ingram Micro, Inc. Class A (Æ)	147,200	2,864

132	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Intel Corp.	1,828,200	51,921
IntercontinentalExchange, Inc. (Æ)	10,100	1,344
International Business Machines Corp.	53,200	11,017
Johnson & Johnson	69,900	4,550
JPMorgan Chase & Co.	1,162,053	49,945
Juniper Networks, Inc. (Æ)	574,800	12,318
Kroger Co. (The)	170,600	3,970
Laboratory Corp. of America Holdings (Æ)	60,800	5,344
LinkedIn Corp. Class A (Æ)	48,400	5,249
Mastercard, Inc. Class A	31,900	14,427
Medtronic, Inc.	675,170	25,791
Merck & Co., Inc.	246,000	9,653
MetLife, Inc.	168,400	6,067
Micron Technology, Inc. (Æ)	362,000	2,386
Microsoft Corp.	407,000	13,032
MSCI, Inc. Class A (Æ)	128,900	4,716
National Oilwell Varco, Inc.	161,900	12,266
Newmont Mining Corp.	309,000	14,724
News Corp. Class A	622,900	12,209
Occidental Petroleum Corp.	50,900	4,643
Old Republic International Corp.	376,000	3,741
Omnicom Group, Inc.	468,970	24,063
Oracle Corp.	796,380	23,406
Pfizer, Inc.	259,300	5,946
Praxair, Inc.	230,790	26,702
Prudential Financial, Inc.	28,800	1,744
QUALCOMM, Inc.	197,167	12,587
SanDisk Corp. (Æ)	69,700	2,580
Sotheby’s Class A	269,479	10,596
Southwest Airlines Co.	828,750	6,862
Southwestern Energy Co. (Æ)	60,800	1,920
SPDR S&P 500 ETF Trust	24,897	3,480
St. Jude Medical, Inc.	148,400	5,746
Starwood Hotels & Resorts Worldwide, Inc. (ö)	269,300	15,943
SunTrust Banks, Inc.	169,000	4,103
Texas Instruments, Inc.	254,600	8,132
Thermo Fisher Scientific, Inc.	560,150	31,172
Tiffany & Co.	117,600	8,051
TJX Cos., Inc.	166,648	6,951
Union Pacific Corp.	63,141	7,100
United Parcel Service, Inc. Class B	445,240	34,791
United States Steel Corp. (Ñ)	345,800	9,796
UnitedHealth Group, Inc.	186,400	10,466
Valero Energy Corp.	174,100	4,300
Viacom, Inc. Class B	94,662	4,391
Visa, Inc. Class A	483,809	59,499
VMware, Inc. Class A (Æ)	72,162	8,062
Walgreen Co.	635,870	22,294
Walt Disney Co. (The)	880,738	37,969
Walter Energy, Inc. Class A	127,299	8,441
Waters Corp. (Æ)	256,050	21,536
WellPoint, Inc.	164,000	11,122
Wells Fargo & Co.	883,700	29,542
X5 Retail Group NV - GDR (Æ)	236,943	5,990

		1,187,327

	Principal Amount ($) or Shares		Market Value $
Virgin Islands, British - 0.2%
Mail.ru Group, Ltd. - GDR (Æ)(Þ)	81,066		3,506
Mail.ru Group, Ltd. - GDR (Æ)	68,638		2,969

			6,475

Total Common Stocks (cost $2,443,178)			2,658,828

Preferred Stocks - 0.5%
Brazil - 0.2%
Investimentos Itau SA	824,222		3,918

Germany - 0.3%
Porsche Automobil Holding SE	59,101		3,608
Volkswagen AG	21,921		4,152

			7,760

South Korea - 0.0%
LG Electronics, Inc.	58,230		1,046

United Kingdom - 0.0%
Rolls-Royce Holdings PLC Class C (Æ)	104,992,788		170

Total Preferred Stocks (cost $15,286)			12,894

Warrants & Rights - 0.0%
Brazil - 0.0%
Investimentos Itau SA (Æ) 2012 Rights	10,001		3

Spain - 0.0%
Banco Santander SA (Æ) 2012 Rights	87,869		549

Total Warrants & Rights (cost $612)			552

Short-Term Investments - 6.0%
United States - 6.0%
Russell U.S. Cash Management Fund	170,248,429	(¥)	170,248

Total Short-Term Investments (cost $170,248)			170,248

Other Securities - 4.1%
Russell Investment Company Liquidating Trust (×)	1,879,307	(¥)	1,913
Russell U.S. Cash Collateral Fund (×)	115,778,650	(¥)	115,779

Total Other Securities (cost $117,658)			117,692

Total Investments - 103.6% (identified cost $2,746,982)			2,960,214

Other Assets and Liabilities, Net - (3.6%)			(102,620)

Net Assets - 100.0%			2,857,594

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund	133

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
ASX SPI 200 Index Futures (Australia)	65	AUD	7,145	06/12	222
FTSE 100 Index Futures (UK)	204	GBP	11,658	06/12	(209)
Hang Seng Index Futures (Hong Kong)	24	HKD	25,128	05/12	65
S&P 500 E-Mini Index Futures (CME)	1,435	USD	99,991	06/12	1,975
S&P 500 Index Futures (CME)	40	USD	13,936	06/12	395
S&P Midcap 400 E-Mini Index Futures (CME)	107	USD	10,589	06/12	148
S&P TSE 60 Index Futures (Canada)	79	CAD	11,035	06/12	3
TOPIX Index Futures (Japan)	193	JPY	1,548,825	06/12	(425)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					2,174

See accompanying notes which are an integral part of the financial statements.

134	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Banco Citibank SA	BRL	31	USD	17	05/02/12	—
Banco Citibank SA	BRL	62	USD	33	05/03/12	1
Bank of Montreal	USD	404	HKD	3,133	06/20/12	—
Citibank	USD	203	CAD	200	06/20/12	(1)
Citibank	USD	985	JPY	80,000	06/20/12	17
Citibank	AUD	100	USD	102	06/20/12	(1)
Citibank	CAD	200	USD	201	06/20/12	(1)
Citibank	GBP	200	USD	318	06/20/12	(6)
Citibank	JPY	50,000	USD	604	06/20/12	(22)
Commonwealth Bank of Australia	USD	1,017	AUD	984	06/20/12	4
Commonwealth Bank of Australia	USD	1,430	CAD	1,423	06/20/12	8
Commonwealth Bank of Australia	USD	2,252	GBP	1,438	06/20/12	80
Commonwealth Bank of Australia	USD	404	HKD	3,133	06/20/12	—
Commonwealth Bank of Australia	USD	2,693	JPY	225,500	06/20/12	132
Deutsche Bank AG	USD	1,017	AUD	984	06/20/12	4
Deutsche Bank AG	USD	1,431	CAD	1,423	06/20/12	7
Deutsche Bank AG	USD	2,252	GBP	1,438	06/20/12	80
Deutsche Bank AG	USD	404	HKD	3,133	06/20/12	—
Deutsche Bank AG	USD	2,694	JPY	225,500	06/20/12	132
HSBC Bank PLC	USD	1,016	AUD	984	06/20/12	4
HSBC Bank PLC	USD	1,431	CAD	1,423	06/20/12	7
HSBC Bank PLC	USD	2,252	GBP	1,438	06/20/12	81
HSBC Bank PLC	USD	404	HKD	3,133	06/20/12	—
HSBC Bank PLC	USD	2,695	JPY	225,500	06/20/12	130
JPMorgan Chase Bank	USD	307	AUD	300	06/20/12	4
JPMorgan Chase Bank	USD	511	AUD	500	06/20/12	7
JPMorgan Chase Bank	USD	514	AUD	500	06/20/12	4
JPMorgan Chase Bank	USD	1,017	AUD	984	06/20/12	3
JPMorgan Chase Bank	USD	404	CAD	400	06/20/12	—
JPMorgan Chase Bank	USD	999	CAD	1,000	06/20/12	12
JPMorgan Chase Bank	USD	1,431	CAD	1,423	06/20/12	7
JPMorgan Chase Bank	USD	477	GBP	300	06/20/12	10
JPMorgan Chase Bank	USD	645	GBP	400	06/20/12	4
JPMorgan Chase Bank	USD	1,589	GBP	1,000	06/20/12	34
JPMorgan Chase Bank	USD	2,252	GBP	1,438	06/20/12	80
JPMorgan Chase Bank	USD	492	JPY	40,000	06/20/12	9
JPMorgan Chase Bank	USD	619	JPY	50,000	06/20/12	8
JPMorgan Chase Bank	USD	1,866	JPY	150,000	06/20/12	13
JPMorgan Chase Bank	USD	2,693	JPY	225,500	06/20/12	132
Mellon Bank	USD	31	AUD	30	06/20/12	1
Mellon Bank	USD	302	CAD	300	06/20/12	1
Mellon Bank	USD	497	CAD	500	06/20/12	8
Mellon Bank	USD	793	GBP	500	06/20/12	18
Mellon Bank	USD	77	HKD	600	06/20/12	—
Mellon Bank	USD	404	HKD	3,133	06/20/12	—
Mellon Bank	USD	620	JPY	50,000	06/20/12	7
Northern Trust Company	GBP	957	USD	1,553	05/01/12	1
Royal Bank of Canada	USD	1,016	AUD	984	06/20/12	4
Royal Bank of Canada	USD	1,430	CAD	1,423	06/20/12	8
Royal Bank of Canada	USD	2,251	GBP	1,438	06/20/12	81
Royal Bank of Canada	USD	2,694	JPY	225,500	06/20/12	132
Royal Bank of Scotland PLC	CAD	100	USD	101	06/20/12	(1)
State Street Bank & Trust Co.	USD	13,438	AUD	12,971	05/15/12	59

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund	135

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
State Street Bank & Trust Co.	USD	103	AUD	100	06/20/12	1
State Street Bank & Trust Co.	USD	205	AUD	200	06/20/12	2
State Street Bank & Trust Co.	USD	309	AUD	300	06/20/12	2
State Street Bank & Trust Co.	USD	411	AUD	400	06/20/12	3
State Street Bank & Trust Co.	USD	20,869	CAD	20,488	05/15/12	(135)
State Street Bank & Trust Co.	USD	403	CAD	400	06/20/12	2
State Street Bank & Trust Co.	USD	500	CAD	500	06/20/12	6
State Street Bank & Trust Co.	USD	5,361	CHF	4,871	05/15/12	6
State Street Bank & Trust Co.	USD	4,087	EUR	3,092	05/02/12	6
State Street Bank & Trust Co.	USD	1,402	GBP	865	05/15/12	1
State Street Bank & Trust Co.	USD	323	GBP	200	06/20/12	1
State Street Bank & Trust Co.	USD	480	GBP	300	06/20/12	6
State Street Bank & Trust Co.	USD	645	GBP	400	06/20/12	4
State Street Bank & Trust Co.	USD	792	GBP	500	06/20/12	19
State Street Bank & Trust Co.	USD	103	HKD	800	06/20/12	—
State Street Bank & Trust Co.	USD	129	HKD	1,000	06/20/12	—
State Street Bank & Trust Co.	USD	258	HKD	2,000	06/20/12	—
State Street Bank & Trust Co.	USD	387	HKD	3,000	06/20/12	—
State Street Bank & Trust Co.	USD	22,738	JPY	1,846,586	05/15/12	394
State Street Bank & Trust Co.	USD	371	JPY	30,000	06/20/12	5
State Street Bank & Trust Co.	USD	492	JPY	40,000	06/20/12	9
State Street Bank & Trust Co.	USD	616	JPY	50,000	06/20/12	10
State Street Bank & Trust Co.	USD	4,988	SEK	33,517	05/15/12	(4)
State Street Bank & Trust Co.	USD	2,184	SGD	2,711	05/15/12	7
State Street Bank & Trust Co.	USD	70	THB	2,154	05/02/12	—
State Street Bank & Trust Co.	USD	11	THB	334	05/03/12	—
State Street Bank & Trust Co.	AUD	30	USD	31	06/20/12	—
State Street Bank & Trust Co.	AUD	100	USD	104	06/20/12	1
State Street Bank & Trust Co.	AUD	190	USD	195	06/20/12	(2)
State Street Bank & Trust Co.	AUD	600	USD	616	06/20/12	(6)
State Street Bank & Trust Co.	CAD	30	USD	30	06/20/12	—
State Street Bank & Trust Co.	CAD	50	USD	50	06/20/12	—
State Street Bank & Trust Co.	CAD	210	USD	210	06/20/12	(3)
State Street Bank & Trust Co.	CAD	800	USD	803	06/20/12	(6)
State Street Bank & Trust Co.	DKK	35,711	USD	6,347	05/15/12	(7)
State Street Bank & Trust Co.	EUR	1	USD	1	05/02/12	—
State Street Bank & Trust Co.	EUR	278	USD	368	05/15/12	—
State Street Bank & Trust Co.	EUR	1,946	USD	2,573	05/15/12	(3)
State Street Bank & Trust Co.	EUR	3,092	USD	4,087	05/15/12	(6)
State Street Bank & Trust Co.	GBP	865	USD	1,402	05/01/12	(1)
State Street Bank & Trust Co.	GBP	24,404	USD	39,501	05/15/12	(101)
State Street Bank & Trust Co.	GBP	150	USD	237	06/20/12	(6)
State Street Bank & Trust Co.	GBP	1,000	USD	1,605	06/20/12	(17)
State Street Bank & Trust Co.	HKD	515	USD	66	05/02/12	—
State Street Bank & Trust Co.	HKD	227,171	USD	29,278	05/15/12	(3)
State Street Bank & Trust Co.	HKD	620	USD	80	06/20/12	—
State Street Bank & Trust Co.	HKD	2,300	USD	296	06/20/12	—
State Street Bank & Trust Co.	ILS	19,325	USD	5,152	05/15/12	22
State Street Bank & Trust Co.	JPY	25,000	USD	300	06/20/12	(14)
State Street Bank & Trust Co.	JPY	40,000	USD	485	06/20/12	(16)
State Street Bank & Trust Co.	JPY	130,000	USD	1,594	06/20/12	(35)
State Street Bank & Trust Co.	NOK	47,738	USD	8,328	05/15/12	(10)
UBS AG	USD	198	DKK	1,115	05/03/12	—

See accompanying notes which are an integral part of the financial statements.

136	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

UBS AG	USD	538	DKK	3,026	05/03/12	—
UBS AG	USD	87	EUR	66	05/03/12	—
UBS AG	USD	26	EUR	20	05/04/12	—
UBS AG	USD	327	EUR	247	05/04/12	—
UBS AG	USD	402	EUR	304	05/04/12	1
Westpac Banking Corp.	USD	1,017	AUD	984	06/20/12	4
Westpac Banking Corp.	USD	1,430	CAD	1,423	06/20/12	8
Westpac Banking Corp.	USD	2,252	GBP	1,438	06/20/12	80
Westpac Banking Corp.	USD	404	HKD	3,133	06/20/12	—
Westpac Banking Corp.	USD	2,693	JPY	225,500	06/20/12	133

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						1,660

Presentation of Portfolio Holdings — April 30, 2012 (Unaudited)

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$11,429	$—	$—	$11,429	0.4
Belgium	18,598	—	—	18,598	0.6
Bermuda	9,457	—	73	9,530	0.3
Brazil	23,542	—	—	23,542	0.8
Canada	87,514	—	—	87,514	3.1
Cayman Islands	55,675	—	—	55,675	1.9
China	22,681	—	—	22,681	0.8
Cyprus	1,484	—	—	1,484	0.1
Denmark	9,174	—	—	9,174	0.3
Egypt	5,145	—	—	5,145	0.2
Finland	2,661	—	—	2,661	0.1
France	189,061	—	—	189,061	6.6
Germany	107,407	—	—	107,407	3.8
Greece	1,662	—	—	1,662	0.1
Hong Kong	8,188	—	—	8,188	0.3
Hungary	1,282	—	—	1,282	—	*
India	4,320	—	—	4,320	0.2
Indonesia	1,591	—	—	1,591	0.1
Ireland	46,317	—	—	46,317	1.6
Israel	6,217	—	—	6,217	0.2
Italy	12,904	—	—	12,904	0.5

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund	137

Russell Investment Company

Russell Global Equity Fund

Presentation of Portfolio Holdings, continued — April 30, 2012 (Unaudited)

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Japan	$153,784	$—	$—	$153,784	5.4
Jersey	26,794	—	—	26,794	0.9
Lebanon	1,325	—	—	1,325	—	*
Luxembourg	3,821	—	—	3,821	0.1
Mexico	6,481	—	—	6,481	0.2
Netherlands	68,505	—	—	68,505	2.4
Norway	16,630	—	—	16,630	0.6
Panama	21,905	—	—	21,905	0.8
Russia	24,001	—	—	24,001	0.8
Slovenia	1,515	—	—	1,515	0.1
South Africa	10,205	—	—	10,205	0.4
South Korea	42,413	—	—	42,413	1.5
Spain	19,952	—	—	19,952	0.7
Switzerland	192,700	—	—	192,700	6.7
Turkey	8,244	—	—	8,244	0.3
United Kingdom	240,369	—	—	240,369	8.4
United States	1,187,327	—	—	1,187,327	41.5
Virgin Islands, British	6,475	—	—	6,475	0.2
Preferred Stocks	12,724	—	170	12,894	0.5
Warrants & Rights	—	3	549	552	—	*
Short-Term Investments	—	170,248	—	170,248	6.0
Other Securities	—	117,692	—	117,692	4.1

Total Investments	2,671,479	287,943	792	2,960,214	103.6

Other Assets and Liabilities, Net					(3.6)

					100.0

Other Financial Instruments
Futures Contracts	2,174	—	—	2,174	0.1
Foreign Currency Exchange Contracts	7	1,653	—	1,660	0.1

Total Other Financial Instruments**	$2,181	$1,653	$—	$3,834

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ended April 30, 2012 were less than 1% of net assets.

There were no significant transfers in and out of Levels 1, 2 and 3 during the period ended April 30, 2012.

See accompanying notes which are an integral part of the financial statements.

138	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Fair Value of Derivative Instruments — April 30, 2012 (Unaudited)

Amounts in thousands

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$2,067
Daily variation margin on futures contracts*	1,540	—

Total	$1,540	$2,067

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts*	$634	$—
Unrealized depreciation on foreign currency exchange contracts	—	407

Total	$634	$407

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$19,308	$—
Foreign currency-related transactions	—	(3,054)

Total	$19,308	$(3,054)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(5,635)	$—
Foreign currency-related transactions	—	3,110

Total	$(5,635)	$3,110

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund	139

Russell Investment Company

Russell Global Equity Fund

Statement of Assets and Liabilities — April 30, 2012 (Unaudited)

Amounts in thousands

Assets
Investments, at identified cost	$2,746,982
Investments, at market**, ***	2,960,214
Cash (restricted)	11,100
Foreign currency holdings*	1,807
Unrealized appreciation on foreign currency exchange contracts	2,067
Receivables:
Dividends and interest	5,439
Dividends from affiliated Russell money market funds	33
Investments sold	27,450
Fund shares sold	4,870
Foreign taxes recoverable	1,047
Daily variation margin on futures contracts	175
Prepaid expenses	6

Total assets	3,014,208

Liabilities
Payables:
Due to custodian	15
Investments purchased	31,497
Fund shares redeemed	3,365
Accrued fees to affiliates	2,626
Other accrued expenses	414
Daily variation margin on futures contracts	549
Deferred tax liability	83
Unrealized depreciation on foreign currency exchange contracts	407
Payable upon return of securities loaned	117,658

Total liabilities	156,614

Net Assets	$2,857,594

See accompanying notes which are an integral part of the financial statements.

140	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Statement of Assets and Liabilities, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$8,586
Accumulated net realized gain (loss)	(191,982)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	213,149
Futures contracts	2,174
Foreign currency-related transactions	1,718
Shares of beneficial interest	3,238
Additional paid-in capital	2,820,711

Net Assets	$2,857,594

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(a)	$8.80
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$9.34
Class A — Net assets	$9,411,702
Class A — Shares outstanding ($.01 par value)	1,069,821
Net asset value per share: Class C(a)	$8.74
Class C — Net assets	$14,010,522
Class C — Shares outstanding ($.01 par value)	1,603,428
Net asset value per share: Class E(a)	$8.80
Class E — Net assets	$46,995,516
Class E — Shares outstanding ($.01 par value)	5,338,160
Net asset value per share: Class S(a)	$8.82
Class S — Net assets	$1,547,837,679
Class S — Shares outstanding ($.01 par value)	175,442,046
Net asset value per share: Class Y(a)	$8.83
Class Y — Net assets	$1,239,339,026
Class Y — Shares outstanding ($.01 par value)	140,340,689
Amounts in thousands

* Foreign currency holdings - cost	$1,809
** Securities on loan included in investments	$114,833
*** Investments in affiliates, Russell U.S. Cash Management Fund, Russell Investment Company Liquidating Trust and Russell U.S. Cash Collateral Fund	$287,940
(a) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund	141

Russell Investment Company

Russell Global Equity Fund

Statement of Operations — For the Period Ended April 30, 2012 (Unaudited)

Amounts in thousands

Investment Income
Dividends	$29,712
Dividends from affiliated Russell money market funds	103
Securities lending income	600
Less foreign taxes withheld	(1,500)

Total investment income	28,915

Expenses
Advisory fees	13,037
Administrative fees	683
Custodian fees	400
Distribution fees - Class A	12
Distribution fees - Class C	52
Transfer agent fees - Class A	9
Transfer agent fees - Class C	13
Transfer agent fees - Class E	43
Transfer agent fees - Class S	1,306
Transfer agent fees - Class Y	27
Professional fees	117
Registration fees	83
Shareholder servicing fees - Class C	17
Shareholder servicing fees - Class E	59
Trustees’ fees	31
Printing fees	93
Miscellaneous	24

Expenses before reductions	16,006
Expense reductions	— *

Net expenses	16,006

Net investment income (loss)	12,909

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	19,447
Futures contracts	19,308
Foreign currency-related transactions	(3,343)

Net realized gain (loss)	35,412

Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	118,427
Futures contracts	(5,635)
Foreign currency-related transactions	3,048

Net change in unrealized appreciation (depreciation)	115,840

Net realized and unrealized gain (loss)	151,252

Net Increase (Decrease) in Net Assets from Operations	$164,161

*	Less than $500.

See accompanying notes which are an integral part of the financial statements.

142	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Statements of Changes in Net Assets

Amounts in thousands	Period Ended April 30, 2012 (Unaudited)	Fiscal Period Ended October 31, 2011

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$12,909	$20,395
Net realized gain (loss)	35,412	147,011
Net change in unrealized appreciation (depreciation)	115,840	(177,269)

Net increase (decrease) in net assets from operations	164,161	(9,863)

Distributions
From net investment income
Class A	(58)	(27)
Class E	(309)	(107)
Class S	(12,540)	(5,745)
Class Y	(12,921)	(7,996)

Net decrease in net assets from distributions	(25,828)	(13,875)

Share Transactions
Net increase (decrease) in net assets from share transactions	40,999	268,907
Fund Reimbursements	—	61

Total Net Increase (Decrease) in Net Assets	179,332	245,230

Net Assets
Beginning of period	2,678,262	2,433,032

End of period	$2,857,594	$2,678,262

Undistributed (overdistributed) net investment income included in net assets	$8,586	$21,505

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund	143

Russell Investment Company

Russell Global Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Class A
April 30, 2012*	8.37	.03	.45	.48	(.05)	—
October 31, 2011	8.41	.04	(.05)	(.01)	(.03)	—
October 31, 2010	7.29	.02	1.19	1.21	(.09)	—
October 31, 2009	6.07	.07	1.23	1.30	(.08)	—
October 31, 2008	11.37	.08	(5.07)	(4.99)	(.12)	(.19)
October 31, 2007(1)	10.00	.05	1.32	1.37	—	—
Class C
April 30, 2012*	8.29	(.01)	.46	.45	—	—
October 31, 2011	8.37	(.03)	(.05)	(.08)	—	—
October 31, 2010	7.26	(.04)	1.18	1.14	(.03)	—
October 31, 2009	6.02	.04	1.21	1.25	(.01)	—
October 31, 2008	11.31	.01	(5.04)	(5.03)	(.07)	(.19)
October 31, 2007(1)	10.00	— (f)	1.31	1.31	—	—
Class E
April 30, 2012*	8.38	.03	.44	.47	(.05)	—
October 31, 2011	8.42	.04	(.06)	(.02)	(.02)	—
October 31, 2010	7.30	.02	1.18	1.20	(.08)	—
October 31, 2009	6.07	.08	1.22	1.30	(.07)	—
October 31, 2008	11.37	.08	(5.08)	(5.00)	(.11)	(.19)
October 31, 2007(1)	10.00	.06	1.31	1.37	—	—
Class S
April 30, 2012*	8.41	.04	.44	.48	(.07)	—
October 31, 2011	8.45	.06	(.06)	—	(.04)	—
October 31, 2010	7.32	.04	1.19	1.23	(.10)	—
October 31, 2009	6.09	.09	1.23	1.32	(.09)	—
October 31, 2008	11.39	.10	(5.08)	(4.98)	(.13)	(.19)
October 31, 2007(1)	10.00	.08	1.31	1.39	—	—
Class Y
April 30, 2012*	8.42	.04	.46	.50	(.09)	—
October 31, 2011	8.46	.08	(.07)	.01	(.05)	—
October 31, 2010	7.32	.05	1.20	1.25	(.11)	—
October 31, 2009	6.09	.11	1.21	1.32	(.09)	—
October 31, 2008(4)	8.16	— (f)	(2.07)	(2.07)	—	—

See accompanying notes which are an integral part of the financial statements.

144	Russell Global Equity Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.05)	8.80	5.80	9,412	1.49	1.49	.62	45
(.03)	8.37	(.18)	9,598	1.50	1.50	.45	83
(.09)	8.41	16.66	7,732	1.49	1.49	.22	74
(.08)	7.29	21.82	4,612	1.52	1.52	1.15	127
(.31)	6.07	(45.03)	2,382	1.55	1.55	.82	160
—	11.37	13.70	2,445	1.58	1.58	.77	62

—	8.74	5.43	14,011	2.24	2.24	(.14)	45
—	8.29	(.96)	14,319	2.25	2.25	(.31)	83
(.03)	8.37	15.76	12,471	2.24	2.24	(.53)	74
(.01)	7.26	20.82	8,672	2.26	2.26	.61	127
(.26)	6.02	(45.45)	7,534	2.30	2.30	.07	160
—	11.31	13.10	10,802	2.33	2.33	(.04)	62

(.05)	8.80	5.73	46,996	1.49	1.49	.61	45
(.02)	8.38	(.19)	47,601	1.50	1.50	.47	83
(.08)	8.42	16.59	36,042	1.49	1.49	.29	74
(.07)	7.30	21.77	14,492	1.51	1.51	1.28	127
(.30)	6.07	(45.07)	10,096	1.55	1.55	.81	160
—	11.37	13.70	15,683	1.58	1.58	.90	62

(.07)	8.82	5.85	1,547,837	1.24	1.24	.87	45
(.04)	8.41	.01	1,391,111	1.25	1.25	.70	83
(.10)	8.45	16.92	1,080,410	1.24	1.24	.50	74
(.09)	7.32	22.07	426,936	1.26	1.26	1.53	127
(.32)	6.09	(44.87)	306,198	1.30	1.30	1.09	160
—	11.39	13.90	1,128,142	1.33	1.33	1.12	62

(.09)	8.83	6.03	1,239,338	1.06	1.06	1.04	45
(.05)	8.42	.13	1,215,633	1.07	1.07	.85	83
(.11)	8.46	17.06	1,296,377	1.06	1.06	.71	74
(.09)	7.32	22.35	507,772	1.09	1.09	1.81	127
—	6.09	(25.37)	466,235	1.22	1.22	.52	160

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund	145

Russell Investment Company

Russell Emerging Markets Fund

Shareholder Expense Example — April 30, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Semi-annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from November 1, 2011 to April 30, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,062.13	$1,016.11
Expenses Paid During Period*	$9.02	$8.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.76% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,058.41	$1,012.38
Expenses Paid During Period*	$12.85	$12.56

*	Expenses are equal to the Fund’s annualized expense ratio of 2.51% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,062.09	$1,016.11
Expenses Paid During Period*	$9.02	$8.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.76% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,063.10	$1,017.35
Expenses Paid During Period*	$7.75	$7.57

*	Expenses are equal to the Fund’s annualized expense ratio of 1.51% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

146	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Shareholder Expense Example, continued — April 30, 2012 (Unaudited)

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,064.47	$1,018.25
Expenses Paid During Period*	$6.83	$6.67

*	Expenses are equal to the Fund’s annualized expense ratio of 1.33% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Emerging Markets Fund	147

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 90.6%
Argentina - 0.0%
YPF SA - ADR	54,900	800

Austria - 0.1%
Vienna Insurance Group AG Wiener Versicherung Gruppe	29,798	1,215

Bermuda - 1.6%
Brilliance China Automotive Holdings, Ltd. (Æ)(Ñ)	3,830,000	4,156
China Foods, Ltd. (Ñ)	727,732	788
China Resources Gas Group, Ltd.	615,749	1,197
Cosan, Ltd. Class A	414,541	5,737
Credicorp, Ltd.	94,448	12,364
Haier Electronics Group Co., Ltd. (Æ)(Ñ)	1,610,000	1,685
Kosmos Energy, Ltd. (Æ)	29,862	364
Skyworth Digital Holdings, Ltd. (Ñ)	4,116,000	1,687
Yue Yuen Industrial Holdings, Ltd.	745,000	2,497

		30,475

Brazil - 11.4%
All America Latina Logistica SA	368,534	1,678
Amil Participacoes SA	195,354	1,901
B2W Cia Global Do Varejo (Æ)	66,353	283
Banco Bradesco SA - ADR	561,016	8,993
Banco Bradesco SA	66,200	900
Banco do Brasil SA	1,096,300	13,562
Banco Santander Brasil SA - ADR (Æ)	726,478	5,863
Banco Santander Brasil SA	306,092	2,495
BM&FBovespa SA	770,600	4,334
BR Properties SA	93,600	1,161
Braskem SA - ADR (Ñ)	50,200	738
BRF - Brasil Foods SA - ADR (Æ)(Ñ)	310,466	5,722
BRF - Brasil Foods SA (Æ)	29,000	530
Brookfield Incorporacoes SA	864,600	2,277
CCR SA	522,000	4,053
Centrais Eletricas Brasileiras SA (Æ)	184,200	1,575
Centrais Eletricas Brasileiras SA - ADR (Æ)	71,515	609
CETIP SA - Mercados Organizados	211,900	3,265
Cia Brasileira de Distribuicao Grupo Pao de Acucar - ADR (Ñ)	137,217	6,453
Cia de Bebidas das Americas - ADR	149,800	6,289
Cia de Bebidas das Americas	25,900	916
Cia de Saneamento Basico do Estado de Sao Paulo (Æ)	212,840	8,357
Cia de Saneamento Basico do Estado de Sao Paulo - ADR (Æ)(Ñ)	14,923	1,181
Cia de Saneamento de Minas Gerais -COPASA (Æ)	99,460	2,320
Cia Energetica de Minas Gerais - ADR	161,031	3,973
Cia Energetica de Minas Gerais	83,375	1,414
Cia Hering	170,100	4,221
Cielo SA	326,240	9,790
Cosan SA Industria e Comercio	67,600	1,174
CPFL Energia SA - ADR (Ñ)	7,369	208

	Principal Amount ($) or Shares	Market Value $
Cyrela Brazil Realty SA Empreendimentos e Participacoes	52,300	423
Embraer SA (Æ)	58,300	503
Embraer SA - ADR (Æ)	29,214	1,012
Fibria Celulose SA - ADR (Æ)(Ñ)	174,700	1,387
Gerdau SA - ADR (Ñ)	242,300	2,275
Gol Linhas Aereas Inteligentes SA - ADR (Ñ)	122,500	649
Hypermarcas SA	156,400	1,003
Itau Unibanco Holding SA - ADR	701,051	11,000
Itau Unibanco Holding SA	29,100	412
JBS SA (Æ)	285,500	1,123
Light SA	394,200	5,129
LLX Logistica SA (Æ)	325,500	545
Localiza Rent a Car SA	48,500	828
Lojas Renner SA	50,649	1,628
Marfrig Alimentos SA	194,362	1,070
Mills Estruturas e Servicos de Engenharia SA	42,300	550
Natura Cosmeticos SA	66,500	1,526
Obrascon Huarte Lain Brasil SA	42,100	364
Odontoprev SA	714,300	3,811
OGX Petroleo e Gas Participacoes SA (Æ)	1,049,184	7,282
Oi SA	96,866	655
Oi SA - ADR (Ñ)	90,539	1,393
PDG Realty SA Empreendimentos e Participacoes	885,900	2,091
Petroleo Brasileiro SA - ADR	1,035,519	23,545
Redecard SA	244,600	4,119
Rossi Residencial SA	598,900	2,514
Santos Brasil Participacoes SA	59,500	1,036
Souza Cruz SA	169,700	2,643
Sul America SA	132,460	1,084
Telefonica Brasil SA - ADR (Ñ)	69,853	1,989
Tim Participacoes SA - ADR (Ñ)	265,877	7,958
Tim Participacoes SA	41,800	249
Tractebel Energia SA	50,801	876
Ultrapar Participacoes SA	135,692	3,082
Vale SA Class B - ADR (Ñ)	714,558	15,568

		217,557

Canada - 0.4%
First Quantum Minerals, Ltd. (Æ)	395,480	8,215

Cayman Islands - 4.7%
51job, Inc. - ADR (Æ)(Ñ)	29,400	1,785
AAC Technologies Holdings, Inc.	306,000	903
Agile Property Holdings, Ltd. (Ñ)	2,026,000	2,648
Anta Sports Products, Ltd. (Ñ)	1,226,000	1,212
ASM Pacific Technology, Ltd. (Ñ)	281,298	3,811
Baidu, Inc. - ADR (Æ)	54,100	7,179
China Forestry Holdings Co., Ltd. (Ñ)	1,692,100	199
China Liansu Group Holdings, Ltd. (Ñ)	4,909,200	3,088
China Lumena New Materials Corp. (Ñ)	14,242,000	2,607
China Mengniu Dairy Co., Ltd.	446,000	1,380
China Resources Cement Holdings, Ltd. (Ñ)	1,582,847	1,257
China Shanshui Cement Group, Ltd.	1,764,000	1,430

148	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Ctrip.com International, Ltd. - ADR (Æ)(Ñ)	70,990	1,538
Daphne International Holdings, Ltd.	1,230,000	1,757
Dongyue Group (Ñ)	2,743,000	2,054
Eurasia Drilling Co., Ltd. - GDR	27,926	796
Evergrande Real Estate Group, Ltd. (Ñ)	7,087,000	4,101
Foxconn International Holdings, Ltd. (Æ)	2,202,000	1,044
GCL-Poly Energy Holdings, Ltd. (Ñ)	12,017,800	3,113
Hengan International Group Co., Ltd.	461,500	4,886
Ju Teng International Holdings, Ltd. (Ñ)	1,151,000	242
KWG Property Holding, Ltd. (Ñ)	1,130,400	747
Li Ning Co., Ltd. (Ñ)	1,186,270	1,092
Longfor Properties Co., Ltd. (Ñ)	995,552	1,583
Melco Crown Entertainment, Ltd. - ADR (Æ)(Ñ)	745,140	11,565
MGM China Holdings, Ltd.	778,000	1,442
Mongolian Mining Corp. (Æ)	979,552	789
Pacific Textile Holdings, Ltd.	1,258,000	835
Parkson Retail Group, Ltd. (Ñ)	1,596,308	1,786
Real Gold Mining, Ltd. (Ñ)	633,000	197
Shenzhou International Group Holdings, Ltd.	502,000	945
SINA Corp. (Æ)(Ñ)	105,500	6,173
Soho China, Ltd. (Ñ)	1,632,000	1,268
Tencent Holdings, Ltd. (Ñ)	230,700	7,249
Tingyi Cayman Islands Holding Corp. (Ñ)	612,000	1,633
Want Want China Holdings, Ltd. (Ñ)	1,983,238	2,434
Wynn Macau, Ltd.	376,400	1,208
Xingda International Holdings, Ltd. (Ñ)	3,455,000	1,505

		89,481

Chile - 0.6%
Banco Santander Chile - ADR (Ñ)	40,958	3,351
Cia Sud Americana de Vapores SA (Æ)	7,052,100	829
Embotelladora Andina SA - ADR	35,449	1,127
Sociedad Quimica y Minera de Chile SA - ADR (Ñ)	118,300	6,896

		12,203

China - 4.6%
Anhui Conch Cement Co., Ltd. Class H (Ñ)	1,839,887	6,166
Bank of China, Ltd. Class H	6,628,400	2,777
China Construction Bank Corp. Class H	5,827,120	4,536
China COSCO Holdings Co., Ltd. Class H (Ñ)	1,846,500	1,071
China Life Insurance Co., Ltd. Class H	508,000	1,375
China Merchants Bank Co., Ltd. Class H (Ñ)	1,976,274	4,289
China Minsheng Banking Corp., Ltd. Class H (Ñ)	2,945,000	3,056
China Petroleum & Chemical Corp. Class H	8,772,000	9,452
China Shenhua Energy Co., Ltd. Class H	1,393,697	6,188
China Telecom Corp., Ltd. Class H	8,926,000	4,809
China Telecom Corp., Ltd. - ADR (Ñ)	35,414	1,895
Dongfeng Motor Group Co., Ltd. Class H (Ñ)	5,330,000	10,511
Great Wall Motor Co., Ltd. Class H (Ñ)	268,500	580
Guangzhou Automobile Group Co., Ltd. Class H (Æ)	893,300	991

	Principal Amount ($) or Shares	Market Value $
Industrial & Commercial Bank of China Class H (Ñ)	16,993,550	11,346
Jiangsu Expressway Co., Ltd. Class H	3,159,000	3,115
PetroChina Co., Ltd. Class H	2,628,000	3,983
PetroChina Co., Ltd. - ADR	11,400	1,697
PICC Property & Casualty Co., Ltd. Class H	1,596,000	2,001
Shandong Weigao Group Medical Polymer Co., Ltd. Class H (Ñ)	1,848,000	2,137
Tsingtao Brewery Co., Ltd. Class H (Ñ)	302,000	1,833
Weiqiao Textile Co. Class H (Ñ)	364,500	180
Wumart Stores, Inc. Class H (Ñ)	646,000	1,494
Yantai Changyu Pioneer Wine Co., Ltd. Class B	93,107	984
Zoomlion Heavy Industry Science and Technology Co., Ltd. (Ñ)	509,000	760

		87,226

Colombia - 0.6%
BanColombia SA - ADR	76,435	5,185
BanColombia SA	151,500	2,484
Ecopetrol SA - ADR (Ñ)	73,700	4,768

		12,437

Cyprus - 0.1%
Global Ports Investments PLC - GDR	33,211	494
Global Ports Investments PLC - GDR (Þ)	32,776	488
Globaltrans Investment PLC - GDR	67,967	1,331

		2,313

Czech Republic - 0.1%
Komercni Banka AS (Ñ)	6,652	1,223

Egypt - 0.4%
Orascom Construction Industries	95,733	4,212
Orascom Construction Industries - GDR	68,816	3,035

		7,247

Greece - 0.1%
Coca Cola Hellenic Bottling Co. SA (Æ)	93,694	1,860

Hong Kong - 4.3%
AIA Group, Ltd.	1,480,000	5,265
China Merchants Holdings International Co., Ltd.	1,078,000	3,487
China Mobile, Ltd.	1,801,232	19,954
China Mobile, Ltd. - ADR	339,052	18,763
China Overseas Land & Investment, Ltd. (Ñ)	1,396,667	3,028
China Resources Enterprise, Ltd. (Ñ)	1,540,480	5,599
China Unicom Hong Kong, Ltd. (Ñ)	970,000	1,725
China Unicom Hong Kong, Ltd. - ADR (Ñ)	284,416	4,943
CNOOC, Ltd.	1,969,000	4,198
CNOOC, Ltd. - ADR (Ñ)	31,200	6,604
Dah Chong Hong Holdings, Ltd.	3,064,000	3,262
Lenovo Group, Ltd.	5,850,000	5,625

		82,453

Russell Emerging Markets Fund	149

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Hungary - 0.6%
Magyar Telekom Telecommunications PLC	525,115	1,323
MOL Hungarian Oil and Gas PLC (Æ)(Ñ)	42,756	3,533
MOL Hungarian Oil and Gas PLC - ADR (Æ)	4,213	179
OTP Bank PLC (Ñ)	264,812	4,657
Richter Gedeon Nyrt	8,273	1,432

		11,124

India - 5.5%
Aban Offshore, Ltd.	63,929	502
Allahabad Bank	287,635	906
Ambuja Cements, Ltd.	1,248,973	3,572
Apollo Tyres, Ltd.	418,677	718
Axis Bank, Ltd.	200,375	4,209
Bajaj Auto, Ltd.	188,629	5,814
Balrampur Chini Mills, Ltd. Class A	738,598	771
Bank of Baroda	107,568	1,571
Bank of India	331,600	2,224
Canara Bank	335,647	2,781
Dabur India, Ltd. Class A (Å)	1,344,313	2,853
Financial Technologies India, Ltd.	28,453	369
Gitanjali Gems, Ltd.	162,693	1,009
HCL Technologies, Ltd.	182,934	1,777
HDFC Bank, Ltd. - ADR	120,000	4,120
Hero Motocorp, Ltd.	56,194	2,390
Hindustan Unilever, Ltd.	374,209	2,965
Housing Development & Infrastructure, Ltd. (Æ)	579,096	885
ICICI Bank, Ltd. - ADR (Ñ)	171,200	5,802
Indian Oil Corp., Ltd.	129,730	654
Infosys, Ltd. - ADR (Ñ)	107,393	5,085
Infosys, Ltd.	61,304	2,864
ITC, Ltd.	321,995	1,500
Jindal Poly Films, Ltd.	67,394	250
Jubilant Foodworks, Ltd. (Æ)	44,673	1,005
Kotak Mahindra Bank, Ltd.	295,870	3,272
Lupin, Ltd. (Å)	30,501	320
Mahindra & Mahindra, Ltd.	85,480	1,152
Maruti Suzuki India, Ltd.	79,266	2,063
MRF, Ltd.	6,392	1,392
Petronet LNG, Ltd.	546,411	1,437
Punjab National Bank	97,378	1,571
Reliance Industries, Ltd. - GDR (Þ)	87,327	2,464
State Bank of India	23,900	970
Steel Authority of India, Ltd.	486,625	874
Tata Consultancy Services, Ltd.	156,874	3,711
Tata Motors, Ltd.	1,295,356	7,781
Tata Motors, Ltd. - ADR (Ñ)	403,700	12,010
Tata Motors, Ltd. Class A	335,974	1,153
Titan Industries, Ltd.	199,347	881
TVS Motor Co., Ltd.	1,049,791	817
Ultratech Cement, Ltd.	86,299	2,333
Union Bank of India	486,750	2,071
United Phosphorus, Ltd. (Æ)	263,156	581
United Spirits, Ltd.	66,482	986

		104,435

	Principal Amount ($) or Shares	Market Value $
Indonesia - 3.8%
AKR Corporindo Tbk PT	1,954,500	877
Alam Sutera Realty Tbk PT	54,943,500	3,587
Astra International Tbk PT	1,251,500	9,668
Bakrie Sumatera Plantations Tbk PT	14,276,000	466
Bank Danamon Indonesia Tbk PT	965,281	588
Bank Negara Indonesia Persero Tbk PT	10,346,570	4,531
Bank Rakyat Indonesia Persero Tbk PT	19,899,558	14,399
Charoen Pokphand Indonesia Tbk PT	8,633,984	2,584
Gajah Tunggal Tbk PT	1,891,000	530
Gudang Garam Tbk PT	188,500	1,214
Harum Energy Tbk PT	4,078,500	3,173
Indocement Tunggal Prakarsa Tbk PT	1,765,071	3,467
Indofood Sukses Makmur Tbk PT	2,603,500	1,374
Jasa Marga Persero Tbk PT	6,370,000	3,708
Kalbe Farma Tbk PT	6,497,000	2,845
Media Nusantara Citra Tbk PT	1,924,500	471
Mitra Adiperkasa Tbk PT	576,500	436
Perusahaan Gas Negara Persero Tbk PT	5,912,000	2,155
Ramayana Lestari Sentosa Tbk PT	5,097,992	477
Semen Gresik Persero Tbk PT	3,233,525	4,275
Tambang Batubara Bukit Asam Persero Tbk PT	1,040,500	2,089
Telekomunikasi Indonesia Persero Tbk PT	5,267,598	4,872
United Tractors Tbk PT	1,697,257	5,466

		73,252

Ireland - 0.1%
Dragon Oil PLC	266,000	2,532

Israel - 0.1%
Israel Chemicals, Ltd.	129,393	1,484

Jersey - 0.1%
West China Cement, Ltd. (Ñ)	4,915,485	1,191

Kazakhstan - 0.1%
KazMunaiGas Exploration Production JSC - GDR	99,770	1,995

Luxembourg - 1.8%
Kernel Holding SA (Æ)	114,297	2,519
MHP SA - GDR (Æ)	92,800	1,271
Millicom International Cellular SA (Ñ)	36,500	3,877
SHS Genesis Smaller Co.	206,331	22,494
Tenaris SA - ADR (Ñ)	88,330	3,462
Ternium SA - ADR	54,057	1,282

		34,905

Malaysia - 1.5%
Axiata Group BHD	3,387,400	5,944
CIMB Group Holdings BHD	853,102	2,089
DiGi.Com BHD - GDR	2,741,000	3,660
DRB-Hicom BHD	1,035,800	873
Gamuda BHD	1,131,900	1,332
KLCC Property Holdings BHD	520,400	583
Kuala Lumpur Kepong BHD	362,400	2,831

150	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Kulim Malaysia BHD	606,200	847
Lafarge Malayan Cement BHD (Æ)	272,441	647
Lion Industries Corp. BHD	1,080,600	500
Malayan Banking BHD	1,322,896	3,773
PPB Group BHD	253,100	1,398
RHB Capital BHD	504,057	1,228
Telekom Malaysia BHD	999,600	1,781
UEM Land Holdings BHD (Æ)	2,163,600	1,437

		28,923

Mexico - 4.2%
Alfa SAB de CV Class A	134,400	1,919
America Movil SAB de CV - ADR	730,082	19,457
Cemex SAB de CV Class Preference (Æ)	2,466,456	1,780
Cemex SAB de CV - ADR (Æ)(Ñ)	1,491,495	10,784
Coca-Cola Femsa SAB de CV - ADR	34,200	3,623
Corp. Moctezuma SAB de CV (Ñ)	300,663	704
Desarrolladora Homex SAB de CV (Æ)(Ñ)	228,700	640
Desarrolladora Homex SAB de CV - ADR (Æ)(Ñ)	32,667	549
Empresas ICA SAB de CV - ADR (Æ)(Ñ)	153,000	1,106
Fomento Economico Mexicano SAB de CV - ADR	141,477	11,496
Fomento Economico Mexicano SAB de CV	57,400	467
Gruma SAB de CV Class B (Æ)	361,220	1,001
Grupo Aeroportuario del Sureste SA de CV Class B (Ñ)	109,400	892
Grupo Aeroportuario del Sureste SAB de CV - ADR (Ñ)	36,868	3,020
Grupo Financiero Banorte SAB de CV Class O (Ñ)	1,121,167	5,432
Grupo Financiero Inbursa SAB de CV Class O	1,253,154	2,750
Grupo Mexico SAB de CV	1,028,700	3,174
Grupo Televisa SAB - ADR	200,000	4,394
Megacable Holdings SAB de CV (Æ)	324,803	698
Promotora y Operadora de Infraestructura SAB de CV (Æ)	77,300	374
Wal-Mart de Mexico SAB de CV	2,049,990	5,862

		80,122

Netherlands - 0.1%
Yandex NV Class A (Æ)	84,500	2,004

Nigeria - 0.4%
First City Monument Bank PLC	18,704,920	653
Guaranty Trust Bank PLC	9,696,924	987
Guaranty Trust Bank PLC - GDR	172,487	992
Nigerian Breweries PLC	2,212,295	1,548
United Bank for Africa PLC Class A (Æ)	21,809,472	518
Zenith Bank PLC	26,334,069	2,370

		7,068

Panama - 0.2%
Copa Holdings SA Class A	37,000	3,009

	Principal Amount ($) or Shares	Market Value $
Peru - 0.1%
Cia de Minas Buenaventura SA - ADR	68,500	2,827

Philippines - 1.2%
Aboitiz Power Corp.	1,014,900	817
Alliance Global Group, Inc.	12,807,900	3,749
DMCI Holdings, Inc.	4,593,100	6,495
Megaworld Corp.	54,950,000	2,824
Metropolitan Bank & Trust - ADR	2,560,262	5,543
Philex Mining Corp.	2,177,100	1,287
Semirara Mining Corp. Class A	294,030	1,755

		22,470

Poland - 0.7%
Bank Pekao SA	53,759	2,535
KGHM Polska Miedz SA	257,624	11,340

		13,875

Russia - 6.4%
Gazprom OAO - ADR	1,851,658	21,239
Gazprom OAO - ADR (Æ)	1,343,714	15,506
LSR Group - GDR	188,078	1,006
LSR Group	6,272	144
Lukoil OAO - ADR (Æ)	341,190	20,932
Lukoil OAO - ADR	298,800	18,331
Magnit OJSC	34,288	4,317
MMC Norilsk Nickel OJSC - ADR (Ñ)	57,961	1,028
Mobile Telesystems OJSC - ADR (Ñ)	132,900	2,600
Nomos-Bank - GDR (Æ)(Þ)	39,852	536
Nomos-Bank - GDR (Æ)	23,995	323
NovaTek OAO - GDR	23,189	2,947
Novorossiysk Commercial Sea Port PJSC - GDR	127,338	1,070
Novorossiysk Commercial Sea Port PJSC - GDR (Þ)	23,647	199
Raspadskaya OAO	362,307	1,203
Rosneft Oil Co. - GDR	521,388	3,720
Sberbank of Russia	6,488,763	20,764
Sberbank of Russia - ADR	73,500	952
Surgutneftegas OJSC - ADR	454,808	4,539
VTB Bank OJSC - GDR	226,097	948

		122,304

South Africa - 5.5%
ABSA Group, Ltd.	172,633	3,553
African Bank Investments, Ltd.	202,578	1,012
Anglo American Platinum, Ltd. (Ñ)	15,585	1,010
ArcelorMittal South Africa, Ltd. Class H (Ñ)	163,833	1,243
Aspen Pharmacare Holdings, Ltd. (Æ)	223,253	3,610
Astral Foods, Ltd.	112,396	1,778
AVI, Ltd.	146,454	908
Barloworld, Ltd. - ADR	133,141	1,679
Bidvest Group, Ltd. (Æ)(Ñ)	269,322	6,370
Exxaro Resources, Ltd. (Ñ)	201,697	5,371
FirstRand, Ltd.	2,569,218	8,352
Foschini Group, Ltd. (The)	23,589	391

Russell Emerging Markets Fund	151

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Impala Platinum Holdings, Ltd. (Ñ)	162,950	3,172
Imperial Holdings, Ltd.	242,925	5,276
Lewis Group, Ltd.	108,800	1,057
Liberty Holdings, Ltd.	53,770	610
Life Healthcare Group Holdings, Ltd.	920,639	3,184
Massmart Holdings, Ltd.	16,353	352
MMI Holdings, Ltd./South Africa	233,089	525
Mondi, Ltd. (Ñ)	153,465	1,416
Mr Price Group, Ltd.	289,322	3,915
MTN Group, Ltd. (Ñ)	111,971	1,957
Murray & Roberts Holdings, Ltd. (Æ)(Ñ)	182,924	673
Nedbank Group, Ltd.	73,889	1,611
Pick n Pay Stores, Ltd.	210,245	1,218
Remgro, Ltd.	193,965	3,285
RMB Holdings, Ltd.	445,123	1,924
Sanlam, Ltd.	536,437	2,308
Sasol, Ltd. - ADR	136,743	6,493
Shoprite Holdings, Ltd. - ADR (Ñ)	464,665	8,034
Spar Group, Ltd. (The) - ADR	73,494	1,149
Standard Bank Group, Ltd.	982,030	14,497
Truworths International, Ltd.	145,776	1,556
Vodacom Group, Ltd. - ADR	251,311	3,495
Woolworths Holdings, Ltd. (Ñ)	287,015	1,795

		104,779

South Korea - 13.1%
Amorepacific Corp.	2,496	2,396
Amorepacific Group	5,339	1,344
Cheil Industries, Inc.	40,587	3,484
CJ CheilJedang Corp.	4,000	1,324
Daelim Industrial Co., Ltd.	15,860	1,474
Daesang Corp.	55,560	895
DGB Financial Group, Inc.	135,060	1,584
Dongbu Insurance Co., Ltd.	35,040	1,401
Dongwon F&B Co., Ltd.	10,173	620
Golfzon Co., Ltd. (Ñ)	5,456	337
GS Retail Co., Ltd.	7,690	162
Hana Financial Group, Inc.	73,600	2,530
Hankook Tire Co., Ltd.	62,780	2,661
Himart Co., Ltd.	5,315	275
Hyosung Corp. (Ñ)	31,490	1,613
Hyundai Marine & Fire Insurance Co., Ltd.	75,570	1,939
Hyundai Mobis	12,692	3,453
Hyundai Motor Co.	69,447	16,500
KB Financial Group, Inc. - ADR	108,170	3,670
KB Financial Group, Inc.	92,249	3,143
KCC Corp.	8,110	2,088
Kia Motors Corp.	225,548	16,645
KIWOOM Securities Co., Ltd.	49,923	2,973
Korea Electric Power Corp. (Æ)	257,283	4,940
KT Corp. - ADR	200,000	2,570
KT Corp.	112,860	2,936
KT&G Corp.	74,540	5,118
LG Chem, Ltd.	5,089	1,281
LG Display Co., Ltd. (Æ)	315,300	6,947
LG Display Co., Ltd. - ADR (Ñ)	159,393	1,780
LG Electronics, Inc. Class H (Ñ)	3,767	234

	Principal Amount ($) or Shares	Market Value $
LG Fashion Corp.	90	3
LG Innotek Co., Ltd. (Æ)	9,185	662
LIG Insurance Co., Ltd.	45,570	948
Lotte Chilsung Beverage Co., Ltd. (Ñ)	2,345	2,652
Lotte Confectionery Co., Ltd.	1,466	2,221
Lumens Co., Ltd. (Æ)(Ñ)	160,860	806
MegaStudy Co., Ltd.	5,960	556
Meritz Fire & Marine Insurance Co., Ltd.	82,146	850
NHN Corp.	39,407	8,927
NongShim Co., Ltd. (Ñ)	2,444	490
OCI Co., Ltd. (Ñ)	11,810	2,236
POSCO - ADR (Ñ)	12,100	1,007
Electro-Mechanics Co., Ltd.	54,506	5,281
Samsung Electronics Co., Ltd.	56,357	69,316
Samsung Electronics Co., Ltd. - GDR	32,877	14,045
Samsung Fire & Marine Insurance Co., Ltd.	56,748	10,846
Samsung Life Insurance Co., Ltd.	33,163	2,935
Samyang Corp. (Æ)	3,786	159
Samyang Holdings Corp. (Ñ)	4,030	214
Shinhan Financial Group Co., Ltd.	117,549	4,109
SK Holdings Co., Ltd.	2,991	322
SK Hynix, Inc. (Æ)(Ñ)	545,210	13,532
SK Innovation Co., Ltd.	10,549	1,475
SK Telecom Co., Ltd. - ADR (Ñ)	423,657	5,728
SKC Co., Ltd. (Ñ)	51,020	1,767
Taeyoung Engineering & Construction Co., Ltd.	23,120	102

		249,506

Taiwan - 5.4%
Advanced Semiconductor Engineering, Inc.	4,520,355	4,573
Advanced Semiconductor Engineering, Inc. - ADR	601,329	3,049
Advantech Co., Ltd.	194,000	659
Altek Corp.	2,811,657	2,065
AU Optronics Corp.	6,891,202	3,091
Catcher Technology Co., Ltd.	265,000	1,697
Cathay Financial Holding Co., Ltd.	1,544,500	1,634
Chunghwa Picture Tubes	11,059,000	606
Chunghwa Telecom Co., Ltd. - ADR (Ñ)	48,900	1,515
Delta Electronics, Inc.	454,970	1,352
Epistar Corp.	923,000	2,244
Far EasTone Telecommunications Co., Ltd.	287,000	624
Gigabyte Technology Co., Ltd.	1,261,000	1,092
HannStar Display Corp. (Æ)	216,000	21
Hiwin Technologies Corp.	310,000	2,940
Hon Hai Precision Industry Co., Ltd.	3,334,524	10,549
HTC Corp.	31,450	477
Largan Precision Co., Ltd.	159,000	2,526
LITE-ON IT Corp.	931,279	944
Lite-On Technology Corp.	1,338,669	1,634
MediaTek, Inc.	194,022	1,681
Merry Electronics Co., Ltd.	457,000	842
Pegatron Corp.	2,297,000	3,327
President Chain Store Corp.	212,000	1,140
Quanta Computer, Inc.	1,070,000	2,813
Richtek Technology Corp.	97,706	595

152	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Standard Foods Corp.	259,000	807
Star Comgistic Capital Co., Ltd.	864,200	467
Taiwan Semiconductor Manufacturing Co., Ltd.	8,993,133	26,725
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	536,900	8,365
Uni-President Enterprises Corp.	1,482,874	2,307
United Microelectronics Corp.	8,663,795	4,538
Vanguard International Semiconductor Corp.	1,588,000	758
Winbond Electronics Corp. (Æ)	4,811,000	805
Wistron Corp.	2,689,348	4,037
Yageo Corp.	3,955,000	1,137

		103,636

Thailand - 3.7%
Advanced Info Service PCL	529,600	3,152
Airports of Thailand PCL	295,700	596
Bangkok Bank PCL	624,700	3,930
Bangkok Dusit Medical Services PCL Class F	2,511,800	7,515
Bangkok Life Assurance PCL	1,273,700	1,936
Bank of Ayudhya PCL (Å)	4,543,390	4,172
Banpu PCL	95,350	1,724
Berli Jucker PCL	505,300	703
Big C Supercenter PCL	46,800	289
Central Pattana PCL	248,500	406
Charoen Pokphand Foods PCL	1,435,600	1,902
CP ALL PCL	1,006,400	2,496
Delta Electronics Thailand PCL	1,980,600	1,591
Hana Microelectronics PCL	456,900	333
Italian-Thai Development PCL (Æ)	4,438,300	528
Land and Houses PCL	3,379,300	874
LPN Development PCL	2,497,100	1,405
PTT Exploration & Production PCL	824,300	4,758
PTT PCL	642,000	7,307
SC Asset Corp. PCL	2,838,800	1,366
Siam Cement PCL	118,100	1,344
Siam Commercial Bank PCL	1,700,501	8,323
Sri Trang Agro-Industry PCL	4,308,700	2,830
Thai Beverage PCL	8,379,890	2,235
Thai Oil PCL	803,700	1,764
Tisco Financial Group PCL	1,954,700	2,670
TMB Bank PCL	13,686,800	757
Total Access Communication PCL	1,179,500	3,203

		70,109

Turkey - 2.8%
Akfen Holding AS (Æ)	84,610	476
Anadolu Efes Biracilik Ve Malt Sanayii AS	228,593	3,221
Arcelik AS	1,109,800	4,866
Aygaz AS	118,530	548
Cimsa Cimento Sanayi VE Tica	229,210	1,026
Dogus Otomotiv Servis ve Ticaret AS	173,603	444
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	1,608,930	1,970
Eregli Demir ve Celik Fabrikalari TAS	551,970	764

	Principal Amount ($) or Shares	Market Value $
Eregli Demir ve Celik Fabrikalari TAS (Æ)	241,326	334
Ipek Dogal Enerji Kaynaklari Ve Uretim AS (Æ)	1,148,590	2,231
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D (Æ)	1,001,465	547
Koza Altin Isletmeleri AS	290,041	6,275
Koza Anadolu Metal Madencilik Isletmeleri AS (Æ)	452,356	884
Migros Ticaret AS (Æ)	375,826	3,713
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	535,035	503
Tofas Turk Otomobil Fabrikasi AS	182,100	807
Turk Hava Yollari (Æ)	1,563,001	2,394
Turkcell Iletisim Hizmetleri AS - ADR (Æ)	113,400	1,402
Turkiye Garanti Bankasi AS	1,165,972	4,289
Turkiye Halk Bankasi AS	772,373	5,409
Turkiye Is Bankasi Class C	391,963	897
Turkiye Sise ve Cam Fabrikalari AS	2,994,676	5,115
Turkiye Vakiflar Bankasi Tao Class D	1,541,173	2,764
Vestel Elektronik Sanayi ve Ticaret AS (Æ)	770,946	952
Yapi ve Kredi Bankasi AS (Æ)	1,050,923	1,945

		53,776

United Kingdom - 3.3%
Anglo American PLC (Ñ)	399,307	15,411
Anglo American PLC - ADR (Ñ)	75,700	1,459
Genesis Indian Investment Co., Ltd.	298,100	20,530
Hikma Pharmaceuticals PLC	199,882	2,037
New World Resources PLC Class A (Ñ)	5,321	36
SABMiller PLC - ADR	336,712	14,092
Tullow Oil PLC	394,077	9,811

		63,376

United States - 0.9%
Avon Products, Inc.	410,000	8,856
MercadoLibre, Inc. (Ñ)	15,900	1,538
Sohu.com, Inc. (Æ)(Ñ)	82,807	4,270
X5 Retail Group NV - GDR (Æ)	86,057	2,176

		16,840

Zimbabwe - 0.0%
Delta Corp., Ltd.	1,117,659	760

Total Common Stocks (cost $1,455,380)		1,731,007

Preferred Stocks - 2.8%
Brazil - 1.9%
AES Tiete SA	151,700	2,125
Alpargatas SA (Æ)	118,360	963
Banco Bradesco SA	75,500	1,213
Banco do Estado do Rio Grande do Sul	172,500	1,495
Braskem SA	110,400	776
Centrais Eletricas Brasileiras SA (Æ)	251,900	3,028
Cia de Bebidas das Americas	243,400	10,252
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	48,000	734
Investimentos Itau SA	579,040	2,752

Russell Emerging Markets Fund	153

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Itau Unibanco Holding SA	143,300	2,255
Klabin SA	775,900	3,721
Marcopolo SA (Æ)	313,200	1,684
Oi SA	643,898	3,881
Telefonica Brasil SA	110	3
Vale SA Class Preference	96,700	2,103

		36,985

Chile - 0.1%
Embotelladora Andina SA	140,785	746
Embotelladora Andina SA Class A	13,200	60

		806

Colombia - 0.0%
BanColombia SA	7,200	122

Russia - 0.2%
AK Transneft OAO	1,736	3,238

South Korea - 0.6%
Hyundai Motor Co.	23,736	1,644
LG Electronics, Inc.	39,920	717
Samsung Electronics Co., Ltd.	13,661	9,779

		12,140

Total Preferred Stocks (cost $39,244)		53,291

Warrants & Rights - 0.2%
Brazil - 0.0%
Cia de Bebidas das Americas (Æ) 2012 Rights	655	5
Itausa - Investimentos Itau SA (Æ) 2012 Rights	7,026	2

		7

Germany - 0.1%
Commercial Bank of Qatar QSC (The) (Æ) 2017 Warrants	128,068	2,532

United Kingdom - 0.1%
Deutsche Bank AG (Æ) 2012 Warrants	37,562	669

Total Warrants & Rights (cost $3,056)		3,208

Certificates of Participation - 0.5%
United Kingdom - 0.5%
Credit Suisse International Participation Notes Note due 03/27/13	773	1,170

A portion of the portfolio has been fair valued as of period end.

	Principal Amount ($) or Shares		Market Value $
HSBC Bank PLC Series 0002 Note due 11/24/14	5,496		978
Series 0005 Note due 09/23/13	6,544		2,394
Series 0006 Note due 02/23/15	7,840		3,143
Jarir Marketing, Co. Note due 06/04/12	4,650		1,978

			9,663

United States - 0.0%
Citigroup Global Markets Holdings, Inc. Series 2 Note due 10/28/13	317		511

Total Certificates of Participation (cost $12,151)			10,174

Short-Term Investments - 4.6%
United States - 4.6%
Russell U.S. Cash Management Fund	87,571,155	(¥)	87,571

Total Short-Term Investments (cost $87,571)			87,571

Other Securities - 9.2%
Russell Investment Company Liquidating Trust (×)	1,523,655	(¥)	1,552
Russell U.S. Cash Collateral Fund (×)	175,145,105	(¥)	175,145

Total Other Securities (cost $176,669)			176,697

Total Investments - 107.9% (identified cost $1,774,071)			2,061,948

Other Assets and Liabilities, Net - (7.9%)			(150,539)

Net Assets - 100.0%			1,911,409

See accompanying notes which are an integral part of the financial statements.

154	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
FTSE JSE Top 40 Index Futures (South Africa)	213	ZAR	65,133	06/12	99
Hang Seng China ENT Index Futures (Hong Kong)	157	HKD	86,444	05/12	224
Hang Seng Index Futures (Hong Kong)	82	HKD	85,854	05/12	221
Kospi 200 Index Futures (South Korea)	138	KRW	18,291,900	06/12	(19)
Mexico Bolsa Index Futures (Mexico)	170	MXN	67,203	06/12	228
MSCI Taiwan Index Futures	510	USD	13,643	05/12	(135)
SGX CNX Nifty Index Futures (India)	805	USD	8,479	05/12	42
TurkDEX ISE-30 Index Futures (Turkey)	520	TRY	3,705	06/12	(31)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					629

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	155

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Banco Citibank SA	USD	10	BRL	19	05/02/12	—
Banco Citibank SA	USD	7	BRL	13	05/03/12	—
Banco Citibank SA	USD	70	BRL	132	05/03/12	(1)
Banco Citibank SA	BRL	13	USD	7	05/02/12	—
Banco Citibank SA	BRL	30	USD	16	05/03/12	—
Bank of America	USD	1,671	KRW	1,891,250	06/20/12	(3)
Bank of Montreal	USD	2,721	HKD	21,117	06/20/12	1
Barclays Bank PLC	USD	765	TRY	1,400	06/20/12	24
Brown Brothers Harriman & Co.	USD	3,760	BRL	7,113	05/03/12	(28)
Brown Brothers Harriman & Co.	USD	3,824	BRL	7,013	05/03/12	(145)
Brown Brothers Harriman & Co.	USD	3,746	BRL	7,113	06/04/12	(40)
Brown Brothers Harriman & Co.	USD	326	MXN	4,298	05/02/12	3
Brown Brothers Harriman & Co.	BRL	7,013	USD	3,707	05/03/12	28
Brown Brothers Harriman & Co.	BRL	7,113	USD	3,769	05/03/12	38
Citibank	USD	2,004	INR	102,000	06/20/12	(89)
Citibank	USD	1,671	KRW	1,891,250	06/20/12	(3)
Citibank	ZAR	2,156	USD	277	05/04/12	—
Commonwealth Bank of Australia	USD	2,722	HKD	21,117	06/20/12	1
Credit Suisse First Boston	USD	1,929	ZAR	14,738	06/20/12	(47)
Deutsche Bank AG	USD	66	HKD	511	05/02/12	—
Deutsche Bank AG	USD	74	HKD	575	05/04/12	—
Deutsche Bank AG	USD	2,721	HKD	21,117	06/20/12	1
Deutsche Bank AG	USD	819	TRY	1,500	06/20/12	26
Deutsche Bank AG	CZK	1,059	USD	56	05/03/12	—
Deutsche Bank AG	CZK	385	USD	20	05/04/12	—
Deutsche Bank AG	MXN	707	USD	54	05/02/12	—
Deutsche Bank AG	MXN	150	USD	12	05/03/12	—
Deutsche Bank AG	PLN	39	USD	12	05/02/12	—
Deutsche Bank AG	PLN	16	USD	5	05/04/12	—
Deutsche Bank AG	SGD	10	USD	8	05/02/12	—
Deutsche Bank AG	SGD	20	USD	16	05/03/12	—
Deutsche Bank AG	SGD	12	USD	10	05/04/12	—
Deutsche Bank AG	TRY	25	USD	14	05/02/12	—
Deutsche Bank AG	TRY	32	USD	18	05/03/12	—
Deutsche Bank AG	ZAR	3,309	USD	423	05/03/12	(3)
Deutsche Bank AG	ZAR	5,723	USD	736	05/04/12	—
Deutsche Bank AG	ZAR	2,088	USD	268	05/07/12	(1)
Deutsche Bank AG	ZAR	895	USD	115	05/08/12	—
HSBC Bank PLC	USD	3,820	BRL	7,013	05/03/12	(141)
HSBC Bank PLC	USD	2,721	HKD	21,117	06/20/12	1
HSBC Bank PLC	USD	1,999	INR	102,000	06/20/12	(84)
HSBC Bank PLC	USD	1,672	KRW	1,891,250	06/20/12	(4)
HSBC Bank PLC	USD	787	MXN	10,025	06/20/12	(21)
HSBC Bank PLC	USD	1,928	ZAR	14,738	06/20/12	(45)
HSBC Bank PLC	BRL	7,013	USD	3,707	05/03/12	28
JPMorgan Chase Bank	USD	1,673	KRW	1,891,250	06/20/12	(5)
Mellon Bank	USD	2,721	HKD	21,117	06/20/12	1
Royal Bank of Canada	USD	3,760	BRL	7,113	05/03/12	(28)
Royal Bank of Canada	USD	3,821	BRL	7,013	05/03/12	(142)
Royal Bank of Canada	USD	3,745	BRL	7,113	06/04/12	(39)
Royal Bank of Canada	USD	786	MXN	10,025	06/20/12	(20)
Royal Bank of Canada	USD	1,927	ZAR	14,738	06/20/12	(45)
Royal Bank of Canada	BRL	7,013	USD	3,707	05/03/12	28

See accompanying notes which are an integral part of the financial statements.

156	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
Royal Bank of Canada	BRL	7,113	USD	3,768	05/03/12	37
Royal Bank of Scotland PLC	USD	3,760	BRL	7,113	05/03/12	(28)
Royal Bank of Scotland PLC	USD	3,823	BRL	7,013	05/03/12	(144)
Royal Bank of Scotland PLC	USD	3,746	BRL	7,113	06/04/12	(40)
Royal Bank of Scotland PLC	USD	3,865	HKD	30,000	06/20/12	2
Royal Bank of Scotland PLC	USD	2,007	INR	102,000	06/20/12	(92)
Royal Bank of Scotland PLC	USD	786	MXN	10,025	06/20/12	(20)
Royal Bank of Scotland PLC	BRL	7,013	USD	3,707	05/03/12	28
Royal Bank of Scotland PLC	BRL	7,113	USD	3,769	05/03/12	38
State Street Bank & Trust Co.	USD	18	BRL	33	05/02/12	—
State Street Bank & Trust Co.	USD	82	BRL	154	05/02/12	(1)
State Street Bank & Trust Co.	USD	98	BRL	184	05/02/12	(1)
State Street Bank & Trust Co.	USD	110	BRL	206	05/02/12	(1)
State Street Bank & Trust Co.	USD	141	BRL	265	05/02/12	(2)
State Street Bank & Trust Co.	USD	181	BRL	341	05/02/12	(2)
State Street Bank & Trust Co.	USD	52	BRL	98	05/03/12	—
State Street Bank & Trust Co.	USD	83	BRL	158	05/03/12	—
State Street Bank & Trust Co.	USD	99	BRL	188	05/03/12	—
State Street Bank & Trust Co.	USD	107	BRL	203	05/03/12	—
State Street Bank & Trust Co.	USD	111	BRL	210	05/03/12	—
State Street Bank & Trust Co.	USD	218	BRL	400	05/03/12	(8)
State Street Bank & Trust Co.	USD	369	BRL	701	05/03/12	(1)
State Street Bank & Trust Co.	USD	3,760	BRL	7,113	05/03/12	(28)
State Street Bank & Trust Co.	USD	3,745	BRL	7,113	06/04/12	(39)
State Street Bank & Trust Co.	USD	36	GBP	22	05/01/12	—
State Street Bank & Trust Co.	USD	14	HKD	112	05/02/12	—
State Street Bank & Trust Co.	USD	35	HKD	269	05/02/12	—
State Street Bank & Trust Co.	USD	581	HKD	4,511	05/02/12	—
State Street Bank & Trust Co.	USD	10	HKD	75	05/03/12	—
State Street Bank & Trust Co.	USD	12	HKD	96	05/03/12	—
State Street Bank & Trust Co.	USD	16	HKD	126	05/03/12	—
State Street Bank & Trust Co.	USD	30	HKD	233	05/03/12	—
State Street Bank & Trust Co.	USD	703	HKD	5,455	05/03/12	—
State Street Bank & Trust Co.	USD	84	IDR	773,362	05/01/12	—
State Street Bank & Trust Co.	USD	33	IDR	307,478	05/02/12	—
State Street Bank & Trust Co.	USD	2,005	INR	102,000	06/20/12	(90)
State Street Bank & Trust Co.	USD	87	MXN	1,123	05/03/12	—
State Street Bank & Trust Co.	USD	35	MYR	105	05/02/12	—
State Street Bank & Trust Co.	USD	12	MYR	36	05/03/12	—
State Street Bank & Trust Co.	USD	66	THB	2,039	05/02/12	—
State Street Bank & Trust Co.	USD	98	THB	3,016	05/02/12	—
State Street Bank & Trust Co.	USD	66	THB	2,038	05/03/12	—
State Street Bank & Trust Co.	USD	100	THB	3,083	05/03/12	—
State Street Bank & Trust Co.	USD	694	TRY	1,270	06/20/12	22
State Street Bank & Trust Co.	USD	38	ZAR	295	05/02/12	—
State Street Bank & Trust Co.	USD	161	ZAR	1,251	05/07/12	—
State Street Bank & Trust Co.	BRL	60	USD	32	05/02/12	—
State Street Bank & Trust Co.	BRL	62	USD	33	05/02/12	—
State Street Bank & Trust Co.	BRL	149	USD	79	05/02/12	1
State Street Bank & Trust Co.	BRL	182	USD	97	05/02/12	1
State Street Bank & Trust Co.	BRL	193	USD	103	05/02/12	1
State Street Bank & Trust Co.	BRL	107	USD	56	05/03/12	—
State Street Bank & Trust Co.	BRL	116	USD	61	05/03/12	—

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	157

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
State Street Bank & Trust Co.	BRL	400	USD	211	05/03/12	2
State Street Bank & Trust Co.	BRL	7,113	USD	3,768	05/03/12	37
State Street Bank & Trust Co.	HKD	3,534	USD	456	05/02/12	—
State Street Bank & Trust Co.	IDR	190,036	USD	21	05/01/12	—
State Street Bank & Trust Co.	IDR	75,408	USD	8	05/02/12	—
State Street Bank & Trust Co.	IDR	135,454	USD	15	05/02/12	—
State Street Bank & Trust Co.	MXN	4,861	USD	373	05/03/12	(1)
State Street Bank & Trust Co.	MYR	63	USD	21	05/03/12	—
State Street Bank & Trust Co.	PHP	938	USD	22	05/02/12	—
State Street Bank & Trust Co.	THB	434	USD	14	05/02/12	—
State Street Bank & Trust Co.	THB	643	USD	21	05/02/12	—
State Street Bank & Trust Co.	THB	4,541	USD	148	05/02/12	—
State Street Bank & Trust Co.	ZAR	220	USD	28	05/02/12	—
State Street Bank & Trust Co.	ZAR	296	USD	38	05/02/12	—
State Street Bank & Trust Co.	ZAR	616	USD	79	05/03/12	(1)
UBS AG	USD	75	HKD	580	05/03/12	—
UBS AG	USD	787	MXN	10,025	06/20/12	(20)
UBS AG	USD	1,929	ZAR	14,738	06/20/12	(46)
UBS AG	CZK	2,102	USD	112	05/02/12	—
UBS AG	ZAR	5,869	USD	746	05/02/12	(9)
Westpac Banking Corp.	USD	2,721	HKD	21,117	06/20/12	1

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(1,158)

Index Swaps Contracts
Fund Receives Underlying Security	Counterparty	Notional Amount $		Terms	Termination Date	Market Value $
Bovespa Index Futures	Goldman Sachs	BRL	26,961	Total Return of Underlying Security at Termination	06/13/12	(120)

Total Market Value of Open Index Swap Contracts Premiums Paid (Received) - $—(å)						(120)

See accompanying notes which are an integral part of the financial statements.

158	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Presentation of Portfolio Holdings — April 30, 2012 (Unaudited)

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Argentina	$800	$—	$—	$800	—	*
Austria	1,215	—	—	1,215	0.1
Bermuda	30,475	—	—	30,475	1.6
Brazil	217,557	—	—	217,557	11.4
Canada	8,215	—	—	8,215	0.4
Cayman Islands	89,085	—	396	89,481	4.7
Chile	12,203	—	—	12,203	0.6
China	87,226	—	—	87,226	4.6
Colombia	12,437	—	—	12,437	0.6
Cyprus	1,825	—	488	2,313	0.1
Czech Republic	1,223	—	—	1,223	0.1
Egypt	7,247	—	—	7,247	0.4
Greece	1,860	—	—	1,860	0.1
Hong Kong	82,453	—	—	82,453	4.3
Hungary	11,124	—	—	11,124	0.6
India	104,435	—	—	104,435	5.5
Indonesia	73,252	—	—	73,252	3.8
Ireland	2,532	—	—	2,532	0.1
Israel	1,484	—	—	1,484	0.1
Jersey	1,191	—	—	1,191	0.1
Kazakhstan	1,995	—	—	1,995	0.1
Luxembourg	34,905	—	—	34,905	1.8
Malaysia	28,923	—	—	28,923	1.5
Mexico	80,122	—	—	80,122	4.2
Netherlands	2,004	—	—	2,004	0.1
Nigeria	7,068	—	—	7,068	0.4
Panama	3,009	—	—	3,009	0.2
Peru	2,827	—	—	2,827	0.1
Philippines	22,470	—	—	22,470	1.2
Poland	13,875	—	—	13,875	0.7
Russia	121,768	—	536	122,304	6.4
South Africa	104,779	—	—	104,779	5.5
South Korea	249,231	—	275	249,506	13.1
Taiwan	103,636	—	—	103,636	5.4
Thailand	70,109	—	—	70,109	3.7
Turkey	53,776	—	—	53,776	2.8
United Kingdom	42,846	—	20,530	63,376	3.3
United States	16,840	—	—	16,840	0.9
Zimbabwe	760	—	—	760	—	*
Preferred Stocks	53,291	—	—	53,291	2.8
Warrants & Rights	—	3,208	—	3,208	0.2
Certificates of Participation	—	9,004	1,170	10,174	0.5
Short-Term Investments	—	87,571	—	87,571	4.6
Other Securities	—	176,697	—	176,697	9.2

Total Investments	1,762,073	276,480	23,395	2,061,948	107.9

Other Assets and Liabilities, Net					(7.9)

					100.0

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	159

Russell Investment Company

Russell Emerging Markets Fund

Presentation of Portfolio Holdings, continued — April 30, 2012 (Unaudited)

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Other Financial Instruments
Futures Contracts	$629	$—	$—	$629	$—	*
Foreign Currency Exchange Contracts	(6)	(1,152)	—	(1,158)	(0.1)
Index Swaps Contracts	—	(120)	—	(120)	(—	)*

Total Other Financial Instruments**	$623	$(1,272)	$—	$(649)

*	Less than .05% of net assets.

**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of Levels 1, 2 and 3 during the period ended April 30, 2012.

The significant inputs used in determining the fair values of Level 3 securities were as follows:

Category	Inputs	Market Value $	% of Level 3 Instruments’ Total Market Value

Cayan Island	Investment Manager Fair Value Recommendation	$396	1.6
Cyprus	Priced by Proxy/Reference Security	488	2.1
Russia	Priced by Proxy/Reference Security	536	2.3
South Korea	Halted by Exchange	275	1.2
United Kingdom	Investment Manager Fair Value Recommendation	20,530	87.8
Certificates of Participation	Investment Manager Fair Value Recommendation	1,170	5.0

		$23,395	100.0

A reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ended April 30, 2012 were as follows:

Category and Subcategory	Beginning Balance 11/1/2011	Gross Purchases	Gross Sales	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Net Transfers into Level 3	Net Transfers out of Level 3	Net change in Unrealized Appreciation/ (Depreciation)	Ending Balance at 4/30/2012	Net change in Unrealized Appreciation/ (Depreciation) on Investments held as of 04/30/2012

Common Stock
Cayman Islands	$785	$—	$—	$—	$—	$—	$—	$(389)	$396	$(388)
Cyprus	525	—	—	—	—	—	—	(37)	488	(36)
Russia	498	—	—	—	—	—	—	38	536	37
South Korea	263	1,228	786	—	(64)	—	214	(152)	275	(123)
United Kingdom	25,832	—	4,890	—	640	—	—	(1,052)	20,530	(1,052)
Certificates of Participation	—	1,165	—	—	—	—	—	5	1,170	5
Short-Term Investments	11	1,480	2,645	—	(315)	—	—	1,469	—	—

Total Common Stock	27,914	3,873	8,321	—	261	—	214	(118)	23,395	(1,557)

See accompanying notes which are an integral part of the financial statements.

160	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Fair Value of Derivative Instruments — April 30, 2012 (Unaudited)

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized depreciation on foreign currency exchange contracts	$—	$350
Daily variation margin on futures contracts*	814	—

Total	$814	$350

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$1,508
Daily variation margin on futures contracts*	185	—
Index swap contracts, at market value	120	—

Total	$305	$1,508

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$6,296	$—
Index swap contracts	2,439	—
Foreign currency-related transactions	—	(343)

Total	$8,735	$(343)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(4,477)	$—
Index swap contracts	(2,524)	—
Foreign currency-related transactions	—	(1,553)

Total	$(7,001)	$(1,553)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	161

Russell Investment Company

Russell Emerging Markets Fund

Statement of Assets and Liabilities — April 30, 2012 (Unaudited)

Amounts in thousands

Assets
Investments, at identified cost	$1,774,071
Investments, at market**, ***	2,061,948
Cash (restricted)	12,300
Foreign currency holdings*	6,045
Unrealized appreciation on foreign currency exchange contracts	350
Receivables:
Dividends and interest	6,145
Dividends from affiliated Russell money market funds	11
Investments sold	16,992
Fund shares sold	3,124
Foreign taxes recoverable	68
Daily variation margin on futures contracts	6,164
Other receivable	7
Prepaid expenses	3

Total assets	2,113,157

Liabilities
Payables:
Investments purchased	16,584
Fund shares redeemed	1,649
Accrued fees to affiliates	2,138
Other accrued expenses	543
Deferred tax liability	2,537
Unrealized depreciation on foreign currency exchange contracts	1,508
Index swap contracts, at market value	120
Payable upon return of securities loaned	176,669

Total liabilities	201,748

Net Assets	$1,911,409

See accompanying notes which are an integral part of the financial statements.

162	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Statement of Assets and Liabilities, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(39,283)
Accumulated net realized gain (loss)	(27,531)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	285,340
Futures contracts	629
Index swap contracts	(120)
Foreign currency-related transactions	(1,264)
Other investments	(28)
Shares of beneficial interest	1,048
Additional paid-in capital	1,692,618

Net Assets	$1,911,409

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(a)	$18.14
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$19.25
Class A — Net assets	$22,144,726
Class A — Shares outstanding ($.01 par value)	1,220,436
Net asset value per share: Class C(a)	$17.12
Class C — Net assets	$35,277,136
Class C — Shares outstanding ($.01 par value)	2,061,136
Net asset value per share: Class E(a)	$18.19
Class E — Net assets	$46,750,289
Class E — Shares outstanding ($.01 par value)	2,569,932
Net asset value per share: Class S(a)	$18.25
Class S — Net assets	$1,327,318,910
Class S — Shares outstanding ($.01 par value)	72,728,503
Net asset value per share: Class Y(a)	$18.28
Class Y — Net assets	$479,917,693
Class Y — Shares outstanding ($.01 par value)	26,258,282
Amounts in thousands

* Foreign currency holdings - cost	$6,083
** Securities on loan included in investments	$188,630
*** Investments in affiliates, Russell U.S. Cash Management Fund, Russell Investment Company Liquidating Trust and Russell U.S. Cash Collateral Fund	$264,268
(a) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	163

Russell Investment Company

Russell Emerging Markets Fund

Statement of Operations — For the Period Ended April 30, 2012 (Unaudited)

Amounts in thousands

Investment Income
Dividends	$18,387
Dividends from affiliated Russell money market funds	60
Interest	3,195
Securities lending income	649
Less foreign taxes withheld	(1,844)

Total investment income	20,447

Expenses
Advisory fees	10,418
Administrative fees	453
Custodian fees	754
Distribution fees - Class A	27
Distribution fees - Class C	132
Transfer agent fees - Class A	19
Transfer agent fees - Class C	32
Transfer agent fees - Class E	41
Transfer agent fees - Class S	1,116
Transfer agent fees - Class Y	10
Professional fees	204
Registration fees	92
Shareholder servicing fees - Class C	44
Shareholder servicing fees - Class E	57
Trustees’ fees	21
Printing fees	86
Miscellaneous	20

Expenses before reductions	13,526
Expense reductions	— *

Net expenses	13,526

Net investment income (loss)	6,921

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(18,037)
Futures contracts	6,296
Index swap contracts	2,439
Foreign currency-related transactions	(234)

Net realized gain (loss)	(9,536)

Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	124,868
Futures contracts	(4,477)
Index swap contracts	(2,525)
Foreign currency-related transactions	(1,898)

Net change in unrealized appreciation (depreciation)	115,968

Net realized and unrealized gain (loss)	106,432

Net Increase (Decrease) in Net Assets from Operations	$113,353

*	Less than $500.

See accompanying notes which are an integral part of the financial statements.

164	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Statements of Changes in Net Assets

Amounts in thousands	Period Ended April 30, 2012 (Unaudited)	Fiscal Year Ended October 31, 2011

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$6,921	$24,547
Net realized gain (loss)	(9,536)	93,745
Net change in unrealized appreciation (depreciation)	115,968	(300,535)

Net increase (decrease) in net assets from operations	113,353	(182,243)

Distributions
From net investment income
Class A	(259)	(407)
Class C	(148)	(578)
Class E	(550)	(737)
Class S	(17,832)	(22,318)
Class Y	(7,858)	(11,005)
From net realized gain
Class A	(828)	—
Class C	(1,482)	—
Class E	(1,741)	—
Class S	(46,480)	—
Class Y	(18,279)	—

Net decrease in net assets from distributions	(95,457)	(35,045)

Share Transactions
Net increase (decrease) in net assets from share transactions	102,398	327,590
Fund Reimbursements	—	10

Total Net Increase (Decrease) in Net Assets	120,294	110,312

Net Assets
Beginning of period	1,791,115	1,680,803

End of period	$1,911,409	$1,791,115

Undistributed (overdistributed) net investment income included in net assets	$(39,283)	$(19,557)

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	165

Russell Investment Company

Russell Emerging Markets Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Class A
April 30, 2012*	18.06	.04	.96	1.00	(.22)	(.70)
October 31, 2011	20.37	.21	(2.14)	(1.93)	(.38)	—
October 31, 2010	16.44	.08	4.29	4.37	(.44)	—
October 31, 2009	10.59	.08	6.27	6.35	—	(.50)
October 31, 2008	30.85	.42	(14.73)	(14.31)	(.73)	(5.22)
October 31, 2007	20.50	.14	10.21	10.35	—	—
Class C
April 30, 2012*	16.99	(.02)	.92	.90	(.07)	(.70)
October 31, 2011	19.20	.05	(2.02)	(1.97)	(.24)	—
October 31, 2010	15.53	(.05)	4.06	4.01	(.34)	—
October 31, 2009	10.11	(.01)	5.93	5.92	—	(.50)
October 31, 2008	29.66	.22	(14.06)	(13.84)	(.49)	(5.22)
October 31, 2007	21.17	(.02)	11.80	11.78	(.25)	(3.04)
Class E
April 30, 2012*	18.10	.04	.97	1.01	(.22)	(.70)
October 31, 2011	20.41	.22	(2.16)	(1.94)	(.37)	—
October 31, 2010	16.47	.08	4.30	4.38	(.44)	—
October 31, 2009	10.61	.08	6.28	6.36	—	(.50)
October 31, 2008	30.84	.38	(14.71)	(14.33)	(.68)	(5.22)
October 31, 2007	21.89	.16	12.24	12.40	(.41)	(3.04)
Class S
April 30, 2012*	18.19	.07	.96	1.03	(.27)	(.70)
October 31, 2011	20.50	.27	(2.17)	(1.90)	(.41)	—
October 31, 2010	16.52	.12	4.33	4.45	(.47)	—
October 31, 2009	10.62	.11	6.29	6.40	—	(.50)
October 31, 2008	30.86	.44	(14.72)	(14.28)	(.74)	(5.22)
October 31, 2007	21.91	.22	12.23	12.45	(.46)	(3.04)
Class Y
April 30, 2012*	18.23	.08	.97	1.05	(.30)	(.70)
October 31, 2011	20.54	.29	(2.16)	(1.87)	(.44)	—
October 31, 2010	16.55	.15	4.33	4.48	(.49)	—
October 31, 2009	10.62	.13	6.30	6.43	—	(.50)
October 31, 2008(4)	15.72	.01	(5.11)	(5.10)	—	—

See accompanying notes which are an integral part of the financial statements.

166	Russell Emerging Markets Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.92)	18.14	6.21	22,145	1.76	1.76	.49	42
(.38)	18.06	(9.67)	21,834	1.78	1.78	1.06	73
(.44)	20.37	27.09	21,428	1.78	1.78	.47	67
(.50)	16.44	62.81	11,624	1.78	1.78	.66	77
(5.95)	10.59	(56.41)	7,595	1.92	1.92	2.15	65
—	30.85	50.49	3,537	1.88	1.88	.86	67

(.77)	17.12	5.84	35,277	2.51	2.51	(.28)	42
(.24)	16.99	(10.37)	36,942	2.53	2.53	.25	73
(.34)	19.20	26.15	44,932	2.53	2.53	(.29)	67
(.50)	15.53	61.74	34,286	2.53	2.53	(.11)	77
(5.71)	10.11	(56.77)	25,058	2.66	2.66	1.12	65
(3.29)	29.66	63.90	66,707	2.63	2.63	(.07)	67

(.92)	18.19	6.21	46,750	1.76	1.76	.49	42
(.37)	18.10	(9.70)	45,591	1.78	1.78	1.11	73
(.44)	20.41	27.13	39,733	1.78	1.78	.44	67
(.50)	16.47	62.78	28,078	1.78	1.78	.66	77
(5.90)	10.61	(56.41)	17,976	1.91	1.91	1.86	65
(3.45)	30.84	65.17	41,911	1.88	1.88	.68	67

(.97)	18.25	6.31	1,327,319	1.51	1.51	.76	42
(.41)	18.19	(9.45)	1,215,031	1.53	1.53	1.34	73
(.47)	20.50	27.41	1,065,718	1.53	1.53	.70	67
(.50)	16.52	63.37	788,455	1.53	1.53	.91	77
(5.96)	10.62	(56.33)	520,064	1.65	1.65	2.15	65
(3.50)	30.86	65.53	1,760,393	1.63	1.63	.94	67

(1.00)	18.28	6.45	479,918	1.33	1.33	.90	42
(.44)	18.23	(9.30)	471,717	1.35	1.35	1.45	73
(.49)	20.54	27.60	508,992	1.35	1.35	.85	67
(.50)	16.55	63.67	355,564	1.36	1.36	1.10	77
—	10.62	(32.44)	305,585	1.63	1.63	1.06	65

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	167

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Shareholder Expense Example — April 30, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Semi-annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from November 1, 2011 to April 30, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value November 1, 2011	$1,000.00	$1,000.00
Ending Account Value April 30, 2012	$1,141.06	$1,018.70
Expenses Paid During Period*	$6.60	$6.22

*	Expenses are equal to the Fund’s annualized expense ratio of 1.24% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value November 1, 2011	$1,000.00	$1,000.00
Ending Account Value April 30, 2012	$1,137.11	$1,015.17
Expenses Paid During Period*	$10.36	$9.77

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value November 1, 2011	$1,000.00	$1,000.00
Ending Account Value April 30, 2012	$1,141.33	$1,018.90
Expenses Paid During Period*	$6.39	$6.02

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,142.50	$1,020.14
Expenses Paid During Period*	$5.06	$4.77

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

168	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 92.7%
Consumer Discretionary - 15.4%
Amazon.com, Inc. (Æ)	46,010	10,670
Apollo Group, Inc. Class A (Æ)	2,500	88
AutoZone, Inc. (Æ)	2,400	951
Bed Bath & Beyond, Inc. (Æ)	2,200	155
Best Buy Co., Inc.	26,500	585
Carnival Corp.	9,200	299
CBS Corp. Class B	50,200	1,674
Coach, Inc.	29,400	2,151
Comcast Corp. Class A (Æ)	180,487	5,419
DIRECTV, Inc. Class A (Æ)	9,400	463
DR Horton, Inc.	11,200	183
eBay, Inc. (Æ)	79,750	3,274
Expedia, Inc. (Ñ)	14,300	610
Family Dollar Stores, Inc.	1,800	122
Ford Motor Co.	137,377	1,550
GameStop Corp. Class A (Ñ)	4,600	105
General Motors Co. (Æ)	83,700	1,925
Home Depot, Inc.	21,400	1,108
International Game Technology	8,900	139
Johnson Controls, Inc.	22,400	716
Kohl’s Corp.	46,209	2,316
Las Vegas Sands Corp.	46,300	2,569
Lennar Corp. Class A (Ñ)	2,800	78
Lowe’s Cos., Inc.	102,990	3,241
Lululemon Athletica, Inc. (Æ)	3,000	222
Macy’s, Inc.	12,500	513
Marriott International, Inc. Class A	5,700	223
Marriott Vacations Worldwide Corp. (Æ)	349	10
Mattel, Inc.	3,900	131
McDonald’s Corp.	5,700	555
Netflix, Inc. (Æ)(Ñ)	15,000	1,202
Nike, Inc. Class B	31,900	3,569
NVR, Inc. (Æ)	200	157
priceline.com, Inc. (Æ)	4,200	3,195
PulteGroup, Inc. (Æ)	11,300	111
Royal Caribbean Cruises, Ltd.	8,100	222
Starbucks Corp.	79,380	4,555
Starwood Hotels & Resorts Worldwide, Inc. (ö)	39,510	2,339
Target Corp.	13,600	788
TE Connectivity, Ltd.	11,500	419
Tiffany & Co.	1,900	130
Time Warner, Inc.	81,300	3,045
TJX Cos., Inc.	23,100	963
TripAdvisor, Inc. (Æ)(Ñ)	3,400	127
VF Corp.	4,200	639
Viacom, Inc. Class B	46,300	2,148
WABCO Holdings, Inc. (Æ)	18,240	1,150
Wal-Mart Stores, Inc.	16,000	943
Walt Disney Co. (The)	7,900	341
Wyndham Worldwide Corp.	67,641	3,405
Yum! Brands, Inc.	64,850	4,716

		76,209

	Principal Amount ($) or Shares	Market Value $
Consumer Staples - 5.8%
Altria Group, Inc.	6,800	219
Archer-Daniels-Midland Co.	5,100	157
Cia de Bebidas das Americas - ADR	53,960	2,265
Coca-Cola Co. (The)	78,000	5,953
Coca-Cola Enterprises, Inc.	4,600	139
Colgate-Palmolive Co.	31,590	3,125
Constellation Brands, Inc. Class A (Æ)	3,600	78
CVS Caremark Corp.	122,872	5,483
Dr Pepper Snapple Group, Inc.	9,700	394
General Mills, Inc.	24,400	949
Kimberly-Clark Corp.	3,500	275
Kraft Foods, Inc. Class A	56,900	2,269
Kroger Co. (The)	17,200	400
PepsiCo, Inc.	11,000	726
Philip Morris International, Inc.	30,300	2,712
Procter & Gamble Co. (The)	49,600	3,156
Ralcorp Holdings, Inc. (Æ)	2,900	211
Sysco Corp.	7,000	202

		28,713

Energy - 11.1%
Anadarko Petroleum Corp.	6,400	469
Apache Corp.	50,383	4,834
Baker Hughes, Inc.	12,200	538
Cameron International Corp. (Æ)	36,036	1,847
Chevron Corp.	44,484	4,740
ConocoPhillips	26,400	1,891
Devon Energy Corp.	50,502	3,528
Dresser-Rand Group, Inc. (Æ)	35,196	1,714
El Paso Corp.	149,216	4,427
EOG Resources, Inc.	3,600	395
Exxon Mobil Corp.	40,046	3,458
FMC Technologies, Inc. (Æ)	42,300	1,988
Halliburton Co.	101,293	3,466
Marathon Oil Corp.	17,900	525
Marathon Petroleum Corp.	4,000	167
National Oilwell Varco, Inc.	73,450	5,565
Noble Energy, Inc.	14,300	1,420
Occidental Petroleum Corp.	27,300	2,490
Pioneer Natural Resources Co.	3,000	348
Range Resources Corp.	2,300	153
Royal Dutch Shell PLC - ADR (Æ)	19,658	1,406
Schlumberger, Ltd.	93,350	6,921
Southwestern Energy Co. (Æ)	42,600	1,345
Valero Energy Corp.	9,400	232
Williams Cos., Inc. (The)	22,900	779
WPX Energy, Inc. (Æ)	3,200	56

		54,702

Financial Services - 14.0%
ACE, Ltd.	36,422	2,767
Aflac, Inc.	4,300	194
Alexandria Real Estate Equities, Inc. (ö)	1,600	120
Allstate Corp. (The)	15,400	513
American Express Co.	48,100	2,896

Russell Tax-Managed U.S. Large Cap Fund	169

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

American Tower Corp. Class A (ö)	1,100	72
Ameriprise Financial, Inc.	3,700	201
Aon PLC	31,000	1,606
Bank of America Corp.	143,300	1,162
Bank of New York Mellon Corp. (The)	6,100	144
Berkshire Hathaway, Inc. Class B (Æ)	7,300	587
BlackRock, Inc. Class A	1,700	326
Brandywine Realty Trust (ö)	13,800	164
Capital One Financial Corp.	26,000	1,442
Citigroup, Inc.	99,500	3,288
CME Group, Inc. Class A	1,800	478
Discover Financial Services	8,700	295
Duke Realty Corp. (ö)	11,500	170
DuPont Fabros Technology, Inc. (ö)	3,000	81
Everest Re Group, Ltd.	2,300	228
Fidelity National Information Services, Inc.	5,200	175
Fifth Third Bancorp	10,600	151
Goldman Sachs Group, Inc. (The)	36,206	4,169
Hartford Financial Services Group, Inc.	124,600	2,561
HCP, Inc. (ö)	2,100	87
IntercontinentalExchange, Inc. (Æ)	18,100	2,408
Invesco, Ltd.	28,500	708
JPMorgan Chase & Co.	110,249	4,739
Loews Corp.	38,000	1,563
Mastercard, Inc. Class A	7,883	3,565
MetLife, Inc.	166,798	6,010
Morgan Stanley	24,600	425
NYSE Euronext	9,800	252
Prologis, Inc. (ö)	9,600	344
Prudential Financial, Inc.	12,400	751
Regency Centers Corp. (ö)	2,800	126
Senior Housing Properties Trust (ö)	21,000	464
Simon Property Group, Inc. (ö)	4,800	747
State Street Corp.	82,430	3,810
SunTrust Banks, Inc.	6,400	155
Unum Group	82,700	1,963
US Bancorp	23,200	746
Ventas, Inc. (ö)	4,400	259
Visa, Inc. Class A	71,705	8,818
Vornado Realty Trust (ö)	2,400	206
Wells Fargo & Co.	223,132	7,459

		69,395

Health Care - 13.7%
Abbott Laboratories	75,785	4,703
Aetna, Inc.	4,000	176
Alexion Pharmaceuticals, Inc. (Æ)	40,100	3,622
Allergan, Inc.	34,500	3,312
Amgen, Inc.	24,704	1,757
athenahealth, Inc. (Æ)(Ñ)	11,900	862
Baxter International, Inc.	2,300	127
Becton Dickinson and Co.	3,300	259
Biogen Idec, Inc. (Æ)	11,100	1,487
Cardinal Health, Inc.	1,000	42
Celgene Corp. (Æ)	20,300	1,480
Cerner Corp. (Æ)	51,410	4,169
Covidien PLC	88,848	4,907

	Principal Amount ($) or Shares	Market Value $
Dentsply International, Inc.	36,790	1,511
Express Scripts Holding Co. (Æ)	38,099	2,126
Humana, Inc.	10,500	847
Intuitive Surgical, Inc. (Æ)	8,170	4,724
Johnson & Johnson	6,600	430
McKesson Corp.	8,100	740
Merck & Co., Inc.	96,300	3,779
Mylan, Inc. (Æ)	135,660	2,945
Novo Nordisk A/S - ADR	16,120	2,370
PerkinElmer, Inc.	2,100	58
Perrigo Co.	21,780	2,285
Pfizer, Inc.	227,000	5,205
Regeneron Pharmaceuticals, Inc. (Æ)	23,600	3,192
Sanofi - ADR	59,300	2,264
Teva Pharmaceutical Industries, Ltd. - ADR	28,000	1,281
Thermo Fisher Scientific, Inc.	50,744	2,824
UnitedHealth Group, Inc.	70,210	3,942
Vertex Pharmaceuticals, Inc. (Æ)	6,600	254

		67,680

Materials and Processing - 4.9%
Air Products & Chemicals, Inc.	8,800	752
Alcoa, Inc.	21,400	208
AngloGold Ashanti, Ltd. - ADR	63,100	2,169
Ball Corp.	4,800	200
Barrick Gold Corp.	42,300	1,710
CF Industries Holdings, Inc.	2,500	483
Crown Holdings, Inc. (Æ)	2,000	74
Dow Chemical Co. (The)	9,600	325
Ecolab, Inc.	49,450	3,150
EI du Pont de Nemours & Co.	32,500	1,737
Freeport-McMoRan Copper & Gold, Inc.	14,400	552
Masco Corp.	17,600	232
Monsanto Co.	35,820	2,729
Mosaic Co. (The)	62,863	3,320
Newmont Mining Corp.	4,800	229
PPG Industries, Inc.	4,400	463
Praxair, Inc.	51,128	5,916
United States Steel Corp. (Ñ)	4,400	125

		24,374

Producer Durables - 8.3%
3M Co.	8,300	742
Accenture PLC Class A	3,800	247
Automatic Data Processing, Inc.	55,500	3,087
CSX Corp.	136,545	3,046
Cummins, Inc.	1,400	162
Danone - ADR	136,480	1,919
Deere & Co.	1,500	123
Emerson Electric Co.	29,900	1,571
FedEx Corp.	1,300	115
Fluor Corp.	18,700	1,080
General Electric Co.	111,000	2,173
Genpact, Ltd. (Æ)	4,800	80
Honeywell International, Inc.	23,932	1,452
Ingersoll-Rand PLC	28,000	1,191
Joy Global, Inc.	20,850	1,476

170	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Norfolk Southern Corp.	13,400	977
PACCAR, Inc.	47,100	2,023
Parker Hannifin Corp.	800	70
Pitney Bowes, Inc. (Ñ)	56,000	959
Raytheon Co.	16,900	915
SPX Corp.	7,600	583
Textron, Inc.	4,000	107
Tyco International, Ltd.	72,473	4,068
Union Pacific Corp.	23,370	2,628
United Parcel Service, Inc. Class B	36,036	2,816
United Technologies Corp.	60,846	4,967
WW Grainger, Inc.	11,200	2,328

		40,905

Technology - 16.3%
Adobe Systems, Inc. (Æ)	11,900	399
Altera Corp.	23,800	847
Apple, Inc. (Æ)	32,810	19,169
ASML Holding NV Class G (Æ)	44,900	2,290
Broadcom Corp. Class A (Æ)	7,000	256
CA, Inc.	119,800	3,165
Cisco Systems, Inc.	181,400	3,655
Cognizant Technology Solutions Corp. Class A (Æ)	11,600	851
Corning, Inc.	14,300	205
Crown Castle International Corp. (Æ)	5,400	306
EMC Corp. (Æ)	30,600	863
F5 Networks, Inc. (Æ)	20,800	2,786
Freescale Semiconductor Holdings I, Ltd. (Æ)(Ñ)	10,000	124
Google, Inc. Class A (Æ)	16,057	9,718
Hewlett-Packard Co.	85,400	2,115
International Business Machines Corp.	27,513	5,697
Juniper Networks, Inc. (Æ)	6,200	133
Lam Research Corp. (Æ)	4,500	187
Marvell Technology Group, Ltd. (Æ)	18,800	282
Microsoft Corp.	167,000	5,347
NetApp, Inc. (Æ)	3,900	151
Novellus Systems, Inc. (Æ)	6,600	309
ON Semiconductor Corp. (Æ)	13,700	113
Oracle Corp.	131,640	3,869
QUALCOMM, Inc.	108,730	6,941
Red Hat, Inc. (Æ)	39,390	2,348
Salesforce.com, Inc. (Æ)	34,900	5,435
SanDisk Corp. (Æ)	7,300	270
SAP AG - ADR (Ñ)	21,850	1,448
Texas Instruments, Inc.	17,900	572
Xilinx, Inc.	19,200	699
Yahoo!, Inc. (Æ)	4,100	64
Zynga, Inc. Class A (Æ)(Ñ)	3,700	31

		80,645

Utilities - 3.2%
AGL Resources, Inc.	12,000	473
Ameren Corp.	2,400	79

	Principal Amount ($) or Shares		Market Value $
AT&T, Inc.	28,300		931
Calpine Corp. (Æ)	109,936		2,061
Canadian Natural Resources, Ltd.	53,150		1,847
CenterPoint Energy, Inc.	6,600		133
CMS Energy Corp.	13,500		310
DTE Energy Co.	5,300		299
Exelon Corp.	3,906		152
FirstEnergy Corp.	8,600		403
NextEra Energy, Inc.	15,200		978
Northeast Utilities	10,200		375
NRG Energy, Inc. (Æ)	36,100		614
NV Energy, Inc.	18,100		301
OGE Energy Corp.	2,500		135
ONEOK, Inc.	1,300		112
PG&E Corp.	22,400		990
PPL Corp.	21,700		594
Sempra Energy	2,200		142
Sprint Nextel Corp. (Æ)	50,100		124
Talisman Energy, Inc.	192,500		2,514
Verizon Communications, Inc.	57,500		2,322

			15,889

Total Common Stocks (cost $335,631)			458,512

Short-Term Investments - 6.8%
Russell U.S. Cash Management Fund	33,624,885	(¥)	33,625

Total Short-Term Investments (cost $33,625)			33,625

Other Securities - 1.0%
Russell Investment Company Liquidating Trust (×)	555,114	(¥)	565
Russell U.S. Cash Collateral Fund (×)	4,530,811	(¥)	4,531

Total Other Securities (cost $5,086)			5,096

Total Investments - 100.5% (identified cost $374,342)			497,233

Other Assets and Liabilities, Net - (0.5%)			(2,302)

Net Assets - 100.0%			494,931

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund	171

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Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
DJIA Mini Index Futures (CME)	41	USD	2,697	06/12	32
S&P E-Mini Consumer Staples Select Sector Index Futures (CME)	408	USD	13,864	06/12	202
S&P E-Mini Utilities Select Sector Futures (CME)	246	USD	8,799	06/12	165

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					399

Presentation of Portfolio Holdings — April 30, 2012 (Unaudited)

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$76,209	$—	$—	$76,209	15.4
Consumer Staples	28,713	—	—	28,713	5.8
Energy	54,702	—	—	54,702	11.1
Financial Services	69,395	—	—	69,395	14.0
Health Care	67,680	—	—	67,680	13.7
Materials and Processing	24,374	—	—	24,374	4.9
Producer Durables	40,905	—	—	40,905	8.3
Technology	80,645	—	—	80,645	16.3
Utilities	15,889	—	—	15,889	3.2
Short-Term Investments	—	33,625	—	33,625	6.8
Other Securities	—	5,096	—	5,096	1.0

Total Investments	458,512	38,721	—	497,233	100.5

Other Assets and Liabilities, Net					(0.5)

					100.0

Other Financial Instruments
Futures Contracts	399	—	—	399	0.1

Total Other Financial Instruments*	$399	$—	$—	$399

*	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of Levels 1, 2 and 3 during the period ended April 30, 2012.

See accompanying notes which are an integral part of the financial statements.

172	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Fair Value of Derivative Instruments — April 30, 2012 (Unaudited)

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$399

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$3,018

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(924)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund	173

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Statement of Assets and Liabilities — April 30, 2012 (Unaudited)

Amounts in thousands

Assets
Investments, at identified cost	$374,342
Investments, at market*, **	497,233
Cash (restricted)	1,005
Receivables:
Dividends and interest	338
Dividends from affiliated Russell money market funds	4
Investments sold	1,441
Fund shares sold	1,487
Prepaid expenses	1

Total assets	501,509

Liabilities
Payables:
Investments purchased	305
Fund shares redeemed	688
Accrued fees to affiliates	372
Other accrued expenses	96
Daily variation margin on futures contracts	31
Payable upon return of securities loaned	5,086

Total liabilities	6,578

Net Assets	$494,931

See accompanying notes which are an integral part of the financial statements.

174	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Statement of Assets and Liabilities, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$687
Accumulated net realized gain (loss)	(76,122)
Unrealized appreciation (depreciation) on:
Investments	122,891
Futures contracts	399
Shares of beneficial interest	222
Additional paid-in capital	446,854

Net Assets	$494,931

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(a)	$22.22
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$23.58
Class A — Net assets	$3,898,148
Class A — Shares outstanding ($.01 par value)	175,407
Net asset value per share: Class C(a)	$21.47
Class C — Net assets	$9,746,141
Class C — Shares outstanding ($.01 par value)	453,845
Net asset value per share: Class E(a)	$22.28
Class E — Net assets	$21,857,245
Class E — Shares outstanding ($.01 par value)	981,087
Net asset value per share: Class S(a)	$22.36
Class S — Net assets	$459,429,873
Class S — Shares outstanding ($.01 par value)	20,544,673
Amounts in thousands

* Securities on loan included in investments	$4,890
** Investments in affiliates, Russell U.S. Cash Management Fund, Russell Investment Company Liquidating Trust and Russell U.S. Cash Collateral Fund	$38,721
(a) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund	175

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Statement of Operations — For the Period Ended April 30, 2012 (Unaudited)

Amounts in thousands

Investment Income
Dividends	$3,423
Dividends from affiliated Russell money market funds	16
Securities lending income	28

Total investment income	3,467

Expenses
Advisory fees	1,592
Administrative fees	114
Custodian fees	40
Distribution fees - Class A	4
Distribution fees - Class C	35
Transfer agent fees - Class A	3
Transfer agent fees - Class C	8
Transfer agent fees - Class E	19
Transfer agent fees - Class S	379
Professional fees	22
Registration fees	45
Shareholder servicing fees - Class C	12
Shareholder servicing fees - Class E	26
Trustees’ fees	5
Printing fees	5
Miscellaneous	10

Expenses before reductions	2,319
Expense reductions	(90)

Net expenses	2,229

Net investment income (loss)	1,238

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	10,300
Futures contracts	3,018

Net realized gain (loss)	13,318

Net change in unrealized appreciation (depreciation) on:
Investments	48,444
Futures contracts	(924)

Net change in unrealized appreciation (depreciation)	47,520

Net realized and unrealized gain (loss)	60,838

Net Increase (Decrease) in Net Assets from Operations	$62,076

See accompanying notes which are an integral part of the financial statements.

176	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Statements of Changes in Net Assets

Amounts in thousands	Period Ended April 30, 2012 (Unaudited)	Fiscal Year Ended October 31, 2011

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,238	$1,378
Net realized gain (loss)	13,318	8,107
Net change in unrealized appreciation (depreciation)	47,520	21,845

Net increase (decrease) in net assets from operations	62,076	31,330

Distributions
From net investment income
Class A	(2)	(4)
Class E	(9)	(43)
Class S	(1,202)	(1,528)

Net decrease in net assets from distributions	(1,213)	(1,575)

Share Transactions
Net increase (decrease) in net assets from share transactions	1,052	8,916
Fund Reimbursements	—	291

Total Net Increase (Decrease) in Net Assets	61,915	38,962

Net Assets
Beginning of period	433,016	394,054

End of period	$494,931	$433,016

Undistributed (overdistributed) net investment income included in net assets	$687	$662

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund	177

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income
Class A
April 30, 2012*	19.49	.03	2.72	2.75	(.02)
October 31, 2011	18.15	.02	1.38	1.40	(.06)
October 31, 2010(5)	16.60	—	1.55	1.55	—
Class C
April 30, 2012*	18.88	(.04)	2.63	2.59	—
October 31, 2011	17.65	(.12)	1.35	1.23	—
October 31, 2010	15.16	(.09)	2.58	2.49	—
October 31, 2009	13.55	.01	1.61	1.62	(.01)
October 31, 2008	22.78	(.01)	(9.22)	(9.23)	—
October 31, 2007	19.62	(.06)	3.22	3.16	—
Class E
April 30, 2012*	19.53	.03	2.73	2.76	(.01)
October 31, 2011	18.15	.02	1.40	1.42	(.04)
October 31, 2010	15.54	.03	2.66	2.69	(.08)
October 31, 2009	13.96	.10	1.64	1.74	(.16)
October 31, 2008	23.41	.14	(9.48)	(9.34)	(.11)
October 31, 2007	20.12	.10	3.31	3.41	(.12)
Class S
April 30, 2012*	19.63	.06	2.73	2.79	(.06)
October 31, 2011	18.24	.07	1.40	1.47	(.08)
October 31, 2010	15.61	.08	2.66	2.74	(.11)
October 31, 2009	14.03	.14	1.64	1.78	(.20)
October 31, 2008	23.52	.19	(9.52)	(9.33)	(.16)
October 31, 2007	20.21	.15	3.32	3.47	(.16)

See accompanying notes which are an integral part of the financial statements.

178	Russell Tax-Managed U.S. Large Cap Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.02)	22.22	14.11	3,898	1.24	1.24	.26	32
(.06)	19.49	7.73	2,682	1.24	1.24	.10	58
—	18.15	9.34	729	1.24	1.24	(.01)	82

—	21.47	13.71	9,746	1.99	1.95	(.42)	32
—	18.88	7.03	9,217	2.01	1.95	(.64)	58
—	17.65	16.42	10,996	1.99	1.91	(.55)	82
(.01)	15.16	11.98	12,383	2.00	1.92	.05	56
—	13.55	(40.52)	13,387	1.94	1.92	(.04)	54
—	22.78	16.11	21,692	1.92	1.92	(.30)	50

(.01)	22.28	14.13	21,857	1.24	1.20	.34	32
(.04)	19.53	7.82	20,474	1.26	1.20	.12	58
(.08)	18.15	17.36	19,744	1.24	1.16	.19	82
(.16)	15.54	12.74	14,488	1.25	1.17	.74	56
(.11)	13.96	(40.06)	12,645	1.19	1.18	.71	54
(.12)	23.41	17.01	16,891	1.17	1.17	.45	50

(.06)	22.36	14.25	459,430	.99	.95	.58	32
(.08)	19.63	8.04	400,643	1.01	.95	.36	58
(.11)	18.24	17.65	362,585	.99	.91	.44	82
(.20)	15.61	13.07	314,574	1.00	.92	1.03	56
(.16)	14.03	(39.91)	331,605	.94	.93	.97	54
(.16)	23.52	17.28	572,138	.92	.92	.70	50

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund	179

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Shareholder Expense Example — April 30, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Semi-annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from November 1, 2011 to April 30, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,116.56	$1,017.26
Expenses Paid During Period*	$8.05	$7.67

*	Expenses are equal to the Fund’s annualized expense ratio of 1.53% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,112.45	$1,013.67
Expenses Paid During Period*	$11.82	$11.27

*	Expenses are equal to the Fund’s annualized expense ratio of 2.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,116.47	$1,017.40
Expenses Paid During Period*	$7.89	$7.52

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

180	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Shareholder Expense Example, continued —April 30, 2012 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,117.85	$1,018.65
Expenses Paid During Period*	$6.58	$6.27

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Tax-Managed U.S. Mid & Small Cap Fund	181

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 96.4%
Consumer Discretionary - 17.5%
1-800-Flowers.com, Inc. Class A (Æ)	7,271	22
Aaron’s, Inc. Class A	25,259	686
Abercrombie & Fitch Co. Class A	6,947	349
Aeropostale, Inc. (Æ)	6,007	133
American Public Education, Inc. (Æ)(Ñ)	1,167	41
Amerigon, Inc. (Æ)	69,840	999
ANN, Inc. (Æ)	20,873	578
Arbitron, Inc.	13,531	515
Barnes & Noble, Inc. (Æ)(Ñ)	7,464	155
Beazer Homes USA, Inc. (Æ)(Ñ)	22,791	71
Biglari Holdings, Inc. (Æ)	264	107
BJ’s Restaurants, Inc. (Æ)	12,600	544
Body Central Corp. (Æ)	20,900	635
Bravo Brio Restaurant Group, Inc. (Æ)	15,796	319
Brinker International, Inc.	7,033	221
Buffalo Wild Wings, Inc. (Æ)	11,100	931
Cabela’s, Inc. (Æ)	20,323	768
Callaway Golf Co. (Ñ)	14,281	88
Capella Education Co. (Æ)	11,494	376
Caribou Coffee Co., Inc. (Æ)	29,000	476
CarMax, Inc. (Æ)	6,268	193
Carter’s, Inc. (Æ)(Ñ)	12,280	667
Cato Corp. (The) Class A	21,680	603
Cedar Fair, LP	16,628	517
Cheesecake Factory, Inc. (The) (Æ)	14,850	468
Chico’s FAS, Inc.	11,111	171
Coinstar, Inc. (Æ)(Ñ)	10,419	654
Cooper Tire & Rubber Co.	17,050	255
Crocs, Inc. (Æ)	14,490	293
Dana Holding Corp.	9,122	133
Domino’s Pizza, Inc.	18,347	694
Dorman Products, Inc. (Æ)	6,603	315
DR Horton, Inc. (Ñ)	8,130	133
Ethan Allen Interiors, Inc. (Ñ)	23,009	534
Gannett Co., Inc.	6,655	92
Gaylord Entertainment Co. (Æ)	4,050	127
Gentex Corp.	6,490	143
G-III Apparel Group, Ltd. (Æ)	20,500	550
Goodyear Tire & Rubber Co. (The) (Æ)	4,677	51
Grand Canyon Education, Inc. (Æ)	4,828	84
Guess?, Inc.	10,720	314
Hanesbrands, Inc. (Æ)	2,562	72
Hertz Global Holdings, Inc. (Æ)	12,338	190
Hibbett Sports, Inc. (Æ)	24,600	1,469
Iconix Brand Group, Inc. (Æ)	6,562	101
Interpublic Group of Cos., Inc. (The)	14,186	168
Jack in the Box, Inc. (Æ)	17,445	396
John Wiley & Sons, Inc. Class A	3,050	138
Lamar Advertising Co. Class A (Æ)(Ñ)	2,710	86
Liberty Media Corp. - Liberty Capital Class A (Æ)	1,049	92
Life Time Fitness, Inc. (Æ)	2,427	113
LKQ Corp. (Æ)	43,800	1,465
Matthews International Corp. Class A	10,100	303
Meredith Corp. (Ñ)	16,175	466

	Principal Amount ($) or Shares	Market Value $
Monro Muffler Brake, Inc.	15,950	658
Nutrisystem, Inc.	8,434	98
OfficeMax, Inc. (Æ)	17,480	81
Penn National Gaming, Inc. (Æ)	6,280	282
Pool Corp.	5,175	191
PulteGroup, Inc. (Æ)	13,601	134
PVH Corp.	1,437	128
QuinStreet, Inc. (Æ)(Ñ)	7,235	76
RealD, Inc. (Æ)(Ñ)	3,787	46
Red Robin Gourmet Burgers, Inc. (Æ)	2,331	83
Ross Stores, Inc.	3,131	193
Scientific Games Corp. Class A (Æ)	28,650	291
Service Corp. International	12,050	140
Shoe Carnival, Inc. (Æ)	6,564	128
Shutterfly, Inc. (Æ)(Ñ)	13,700	426
Signet Jewelers, Ltd.	3,997	195
Snap-on, Inc.	4,920	308
Steven Madden, Ltd. (Æ)	11,445	495
Teavana Holdings, Inc. (Æ)(Ñ)	45,930	959
Tenneco, Inc. (Æ)	17,583	542
Tiffany & Co.	1,713	117
TiVo, Inc. (Æ)	8,638	93
Tractor Supply Co.	8,215	808
Tupperware Brands Corp.	3,498	218
ValueClick, Inc. (Æ)	20,546	435
Vera Bradley, Inc. (Æ)(Ñ)	9,180	238
Weyco Group, Inc. (Ñ)	1,174	29
WMS Industries, Inc. (Æ)	17,034	418
Wolverine World Wide, Inc.	2,368	99
Wyndham Worldwide Corp.	5,420	273

		28,246

Consumer Staples - 3.7%
Casey’s General Stores, Inc.	15,672	883
Constellation Brands, Inc. Class A (Æ)	3,659	79
Flowers Foods, Inc.	21,569	463
Fresh Market, Inc. (The) (Æ)(Ñ)	6,970	357
Hain Celestial Group, Inc. (The) (Æ)	11,604	549
Harris Teeter Supermarkets, Inc.	4,139	157
Herbalife, Ltd.	1,923	135
JM Smucker Co. (The)	1,628	130
Monster Beverage Corp. (Æ)	4,044	263
Peet’s Coffee & Tea, Inc. (Æ)(Ñ)	12,400	952
Ralcorp Holdings, Inc. (Æ)	2,473	180
TreeHouse Foods, Inc. (Æ)	20,170	1,160
United Natural Foods, Inc. (Æ)	12,930	637
Vector Group, Ltd. (Ñ)	2,637	46

		5,991

Energy - 3.5%
Bill Barrett Corp. (Æ)	11,943	286
Cabot Oil & Gas Corp.	16,274	572
Core Laboratories NV	1,900	260
Dril-Quip, Inc. (Æ)	12,000	809
Exterran Holdings, Inc. (Æ)	5,964	81
ION Geophysical Corp. (Æ)	36,341	226
Key Energy Services, Inc. (Æ)	19,190	243

182	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Kodiak Oil & Gas Corp. (Æ)(Ñ)	5,123	45
Lufkin Industries, Inc.	2,406	185
North American Energy Partners, Inc. (Æ)	25,359	99
Oceaneering International, Inc.	3,328	172
Oil States International, Inc. (Æ)	2,698	215
Plains Exploration & Production Co. (Æ)	3,280	134
Rosetta Resources, Inc. (Æ)	3,716	187
SandRidge Energy, Inc. (Æ)(Ñ)	13,772	110
Superior Energy Services, Inc. (Æ)	17,417	469
Tesoro Corp. (Æ)	6,407	149
TETRA Technologies, Inc. (Æ)	7,629	66
Walter Energy, Inc. Class A	5,598	371
Whiting Petroleum Corp. (Æ)	15,010	859
World Fuel Services Corp.	4,108	181

		5,719

Financial Services - 17.8%
Advent Software, Inc. (Æ)	40,200	1,085
Affiliated Managers Group, Inc. (Æ)	3,150	358
American Campus Communities, Inc. (ö)	2,110	94
American Equity Investment Life Holding Co. (Ñ)	57,023	699
Apollo Investment Corp.	8,068	58
Ares Capital Corp.	10,550	169
Argo Group International Holdings, Ltd.	18,274	527
Assured Guaranty, Ltd.	7,127	101
Axis Capital Holdings, Ltd.	5,601	191
Banco Latinoamericano de Comercio Exterior SA Class E	6,718	140
Bank of Hawaii Corp.	8,637	422
Bank of the Ozarks, Inc.	22,960	709
BioMed Realty Trust, Inc. Class A (ö)	16,835	334
Broadridge Financial Solutions, Inc.	5,818	135
Brookline Bancorp, Inc.	10,267	92
Camden Property Trust (ö)	3,363	228
Cardtronics, Inc. (Æ)	8,260	218
Cash America International, Inc.	2,112	99
CBL & Associates Properties, Inc. (ö)	5,858	109
CBOE Holdings, Inc.	3,885	103
CBRE Group, Inc. Class A (Æ)	24,728	465
Cedar Realty Trust, Inc. (ö)	39,121	204
Chimera Investment Corp. (ö)	24,663	71
Columbia Banking System, Inc.	5,350	110
Community Bank System, Inc.	18,561	522
CreXus Investment Corp. (ö)	10,850	114
CVB Financial Corp. (Ñ)	10,947	127
Delphi Financial Group, Inc. Class A	4,167	189
DuPont Fabros Technology, Inc. (Ñ)(ö)	14,675	398
East West Bancorp, Inc.	14,440	329
Endurance Specialty Holdings, Ltd.	11,735	471
Equifax, Inc.	9,439	432
Evercore Partners, Inc. Class A	20,330	537
Extra Space Storage, Inc. (ö)	6,553	199
Ezcorp, Inc. Class A (Æ)	30,770	824
Fair Isaac Corp.	18,161	779
Federal Agricultural Mortgage Corp. Class C	6,190	141

	Principal Amount ($) or Shares	Market Value $
Federal Realty Investment Trust (ö)	2,477	249
FelCor Lodging Trust, Inc. (Æ)(ö)	96,978	409
Fidelity National Financial, Inc. Class A	8,883	171
First Financial Bankshares, Inc. (Ñ)	12,610	427
First Industrial Realty Trust, Inc. (Æ)(ö)	45,427	561
FNB Corp.	40,950	465
Glacier Bancorp, Inc.	37,110	553
Hanover Insurance Group, Inc. (The)	12,728	514
Health Care REIT, Inc. (ö)	2,607	148
Healthcare Realty Trust, Inc. (ö)	21,925	471
Home Properties, Inc. (ö)	7,602	464
Hudson City Bancorp, Inc.	16,855	119
Huntington Bancshares, Inc.	18,060	121
Iberiabank Corp.	2,759	141
Imperial Holdings, Inc. (Æ)	12,830	49
Inland Real Estate Corp. (Ñ)(ö)	14,388	124
iStar Financial, Inc. (Æ)(Ñ)(ö)	15,472	107
Jefferies Group, Inc. (Ñ)	6,043	96
Kayne Anderson Energy Development Co.	5,082	130
KeyCorp	15,208	122
Macerich Co. (The) (ö)	2,415	149
Manning & Napier, Inc. Class A	5,718	83
Markel Corp. (Æ)	428	188
MarketAxess Holdings, Inc.	8,790	302
MBIA, Inc. (Æ)(Ñ)	8,108	82
MGIC Investment Corp. (Æ)(Ñ)	86,064	298
Mid-America Apartment Communities, Inc. (ö)	15,704	1,069
MSCI, Inc. Class A (Æ)	2,915	107
National Health Investors, Inc. (ö)	8,266	409
Navigators Group, Inc. (The) (Æ)	2,541	121
Old National Bancorp	38,040	488
Oritani Financial Corp.	9,092	135
PacWest Bancorp	5,060	120
Post Properties, Inc. (ö)	3,920	191
Prosperity Bancshares, Inc.	10,755	502
PS Business Parks, Inc. (ö)	7,750	529
Raymond James Financial, Inc.	4,948	181
Reinsurance Group of America, Inc. Class A	2,243	130
Resource Capital Corp. (ö)	18,643	101
Selective Insurance Group, Inc.	64,363	1,126
Signature Bank NY (Æ)	8,061	529
SL Green Realty Corp. (ö)	1,767	146
Sun Communities, Inc. (ö)	23,646	1,034
Tanger Factory Outlet Centers (ö)	6,269	196
Two Harbors Investment Corp. (ö)	6,804	71
UMB Financial Corp.	10,400	500
Umpqua Holdings Corp.	44,334	587
United Bankshares, Inc. (Ñ)	10,970	290
Valley National Bancorp (Ñ)	35,663	449
Ventas, Inc. (ö)	2,794	164
Waddell & Reed Financial, Inc. Class A	5,063	162
Walter Investment Management Corp.	1,722	35
Webster Financial Corp.	17,888	407
Westamerica Bancorporation	7,283	334
Westwood Holdings Group, Inc.	2,364	87
WSFS Financial Corp.	2,808	112

Russell Tax-Managed U.S. Mid & Small Cap Fund	183

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Zions Bancorporation	6,307	129

		28,767

Health Care - 11.1%
Akorn, Inc. (Æ)	24,520	297
Alexion Pharmaceuticals, Inc. (Æ)	1,299	117
Align Technology, Inc. (Æ)	6,834	217
Allscripts Healthcare Solutions, Inc. (Æ)	6,952	77
Amylin Pharmaceuticals, Inc. (Æ)	6,453	167
Ariad Pharmaceuticals, Inc. (Æ)	5,879	96
BioMarin Pharmaceutical, Inc. (Æ)	2,637	92
Bio-Reference Labs, Inc. (Æ)(Ñ)	28,608	610
Catalyst Health Solutions, Inc. (Æ)	4,200	363
Celldex Therapeutics, Inc. (Æ)	19,172	87
Chemed Corp.	2,573	155
Conceptus, Inc. (Æ)(Ñ)	6,513	122
Cooper Cos., Inc. (The)	2,326	205
Covance, Inc. (Æ)	2,834	133
Cubist Pharmaceuticals, Inc. (Æ)	6,630	280
Endo Pharmaceuticals Holdings, Inc. (Æ)	2,970	104
Greatbatch, Inc. (Æ)	18,121	422
Greenway Medical Technologies (Æ)	31,659	488
Haemonetics Corp. (Æ)	15,532	1,112
Hanger Orthopedic Group, Inc. (Æ)	7,750	183
HealthSouth Corp. (Æ)	3,847	86
Henry Schein, Inc. (Æ)	1,797	138
HMS Holdings Corp. (Æ)	37,200	895
Hologic, Inc. (Æ)	9,896	189
Human Genome Sciences, Inc. (Æ)(Ñ)	6,757	99
IPC The Hospitalist Co., Inc. (Æ)	12,052	463
Isis Pharmaceuticals, Inc. (Æ)	9,116	73
Kindred Healthcare, Inc. (Æ)	12,780	123
LifePoint Hospitals, Inc. (Æ)	9,464	369
Magellan Health Services, Inc. (Æ)	7,596	336
MedAssets, Inc. (Æ)	6,646	84
Medivation, Inc. (Æ)	4,210	341
MEDNAX, Inc. (Æ)(Ñ)	2,682	188
Meridian Bioscience, Inc. (Ñ)	4,405	91
Merit Medical Systems, Inc. (Æ)	35,553	470
MWI Veterinary Supply, Inc. (Æ)	17,687	1,670
Neogen Corp. (Æ)	13,902	542
Omnicell, Inc. (Æ)	8,346	119
Onyx Pharmaceuticals, Inc. (Æ)	7,580	345
Orexigen Therapeutics, Inc. (Æ)	26,292	92
Orthofix International NV (Æ)	3,868	159
PSS World Medical, Inc. (Æ)	14,728	352
Quality Systems, Inc.	2,976	111
Regeneron Pharmaceuticals, Inc. (Æ)	2,846	385
Seattle Genetics, Inc. (Æ)(Ñ)	4,553	90
Sunrise Senior Living, Inc. (Æ)(Ñ)	75,880	477
SXC Health Solutions Corp. (Æ)	19,560	1,772
Tenet Healthcare Corp. (Æ)	19,776	103
Universal Health Services, Inc. Class B	7,700	329
US Physical Therapy, Inc.	24,333	593
VCA Antech, Inc. (Æ)	9,350	221
ViroPharma, Inc. (Æ)	6,312	137
Watson Pharmaceuticals, Inc. Class B (Æ)	2,279	172
WellCare Health Plans, Inc. (Æ)	3,920	240

	Principal Amount ($) or Shares	Market Value $
Wright Medical Group, Inc. (Æ)	36,475	680

		17,861

Materials and Processing - 5.3%
AAON, Inc. (Ñ)	7,211	147
Acuity Brands, Inc.	7,419	412
Airgas, Inc.	2,964	272
Albemarle Corp.	5,790	378
Allied Nevada Gold Corp. (Æ)	3,643	107
Ashland, Inc.	1,528	101
Ball Corp.	4,470	187
Belden, Inc.	3,830	133
Carpenter Technology Corp.	9,881	550
Clarcor, Inc.	9,875	474
Coeur d’Alene Mines Corp. (Æ)	2,755	59
Compass Minerals International, Inc.	7,268	556
Crown Holdings, Inc. (Æ)	13,253	490
Eagle Materials, Inc.	4,568	161
Eastman Chemical Co.	2,988	161
Gibraltar Industries, Inc. (Æ)	23,198	314
Horsehead Holding Corp. (Æ)	11,069	124
Interline Brands, Inc. (Æ)	20,476	431
Intrepid Potash, Inc. (Æ)	17,325	430
Koppers Holdings, Inc.	15,575	606
Lennox International, Inc.	3,585	156
Minerals Technologies, Inc.	6,711	450
Owens Corning (Æ)	15,717	540
Packaging Corp. of America	5,026	147
Post Holdings, Inc. (Æ)	1,236	37
RPM International, Inc.	8,007	213
Solutia, Inc.	4,502	128
Sonoco Products Co.	3,910	129
Steel Dynamics, Inc.	7,619	97
Stillwater Mining Co. (Æ)	4,686	50
Timken Co.	4,300	243
Universal Forest Products, Inc.	2,625	98
WR Grace & Co. (Æ)	3,939	235

		8,616

Producer Durables - 17.1%
Accuride Corp. (Æ)	85,112	617
Actuant Corp. Class A	20,095	548
Advisory Board Co. (The)(Æ)	18,027	1,643
AECOM Technology Corp. (Æ)	5,926	131
Allegiant Travel Co. Class A (Æ)(Ñ)	2,304	135
Ametek, Inc.	9,137	460
Applied Industrial Technologies, Inc.	4,854	191
Arkansas Best Corp.	12,675	194
Atlas Air Worldwide Holdings, Inc. (Æ)	5,460	251
Babcock & Wilcox Co. (The) (Æ)	4,380	108
Barnes Group, Inc.	25,834	682
Bristow Group, Inc.	18,259	892
Carlisle Cos., Inc.	3,361	185
CDI Corp.	6,882	122
Celadon Group, Inc.	5,958	93
Chart Industries, Inc. (Æ)	6,360	486
Chicago Bridge & Iron Co. NV	2,329	103

184	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Colfax Corp. (Æ)	7,900	268
Commercial Vehicle Group, Inc. (Æ)	39,531	421
Con-way, Inc.	3,100	101
Corporate Executive Board Co. (The)	10,775	446
Corrections Corp. of America	6,957	201
CoStar Group, Inc. (Æ)	10,500	765
Echo Global Logistics, Inc. (Æ)(Ñ)	56,000	954
EnPro Industries, Inc. (Æ)	10,220	423
ExlService Holdings, Inc. (Æ)	49,428	1,368
Forward Air Corp.	3,059	103
Franklin Electric Co., Inc.	9,280	465
G&K Services, Inc. Class A	7,000	230
Gardner Denver, Inc.	7,347	479
GATX Corp.	15,325	657
Genesee & Wyoming, Inc. Class A (Æ)	7,718	416
GrafTech International, Ltd. (Æ)	8,620	101
HEICO Corp.	3,886	157
Heidrick & Struggles International, Inc.	14,900	291
Herman Miller, Inc.	16,034	313
HNI Corp.	4,654	112
InnerWorkings, Inc. (Æ)(Ñ)	60,850	700
Itron, Inc. (Æ)	2,554	104
Kansas City Southern	2,952	227
KBR, Inc.	6,364	215
Knightsbridge Tankers, Ltd. (Æ)(Ñ)	2,589	33
Layne Christensen Co. (Æ)	2,855	59
Littelfuse, Inc.	2,943	184
M/A-COM Technology Solutions Holdings, Inc. (Æ)	21,000	416
Manitowoc Co., Inc. (The)	5,493	76
MAXIMUS, Inc.	4,115	182
Maxwell Technologies, Inc. (Æ)(Ñ)	22,700	216
Mettler-Toledo International, Inc. (Æ)	678	122
Mistras Group, Inc. (Æ)	37,535	881
Monster Worldwide, Inc. (Æ)	8,522	74
Navigant Consulting, Inc. (Æ)	6,034	84
Navistar International Corp. (Æ)	2,104	71
Nordic American Tankers, Ltd. (Ñ)	4,640	67
Old Dominion Freight Line, Inc. (Æ)	13,755	612
Orbital Sciences Corp. (Æ)	8,277	104
Oshkosh Corp. (Æ)	4,357	99
Pall Corp.	2,401	143
Pentair, Inc.	5,262	228
Quanta Services, Inc. (Æ)	4,645	103
Robbins & Myers, Inc.	12,526	610
Robert Half International, Inc.	4,436	132
Shaw Group, Inc. (The) (Æ)	6,330	192
SkyWest, Inc.	5,094	46
Spirit Aerosystems Holdings, Inc. Class A (Æ)	10,920	273
SunOpta, Inc. (Æ)	49,207	286
Sykes Enterprises, Inc. (Æ)	14,925	237
Taser International, Inc. (Æ)	14,055	65
Terex Corp. (Æ)	4,352	98
Tetra Tech, Inc. (Æ)	4,369	117
Titan International, Inc. (Ñ)	34,949	1,010
Toro Co. (The)	11,125	795

	Principal Amount ($) or Shares	Market Value $
TransDigm Group, Inc. (Æ)	1,720	217
Trimas Corp. (Æ)	19,224	423
Trimble Navigation, Ltd. (Æ)	2,652	144
Trinity Industries, Inc.	3,212	95
United Rentals, Inc. (Æ)(Ñ)	22,293	1,041
United Stationers, Inc.	21,900	621
Wabtec Corp.	8,382	652
WESCO International, Inc. (Æ)(Ñ)	3,158	210
Westport Innovations, Inc. (Æ)(Ñ)	8,070	253

		27,629

Technology - 16.9%
AboveNet, Inc. (Æ)	8,475	705
Acme Packet, Inc. (Æ)(Ñ)	6,860	193
Active Network, Inc. (The) (Æ)(Ñ)	16,510	277
Amtech Systems, Inc. (Æ)(Ñ)	4,480	31
Anixter International, Inc. (Æ)	6,145	421
Ansys, Inc. (Æ)	20,858	1,399
AOL, Inc. (Æ)	5,211	130
Applied Micro Circuits Corp. (Æ)	13,404	75
Ariba, Inc. (Æ)	5,990	229
Aruba Networks, Inc. (Æ)	12,810	271
Atmel Corp. (Æ)	16,416	146
Avago Technologies, Ltd.	10,150	350
Avnet, Inc. (Æ)	5,180	187
Bottomline Technologies, Inc. (Æ)	13,288	313
Brocade Communications Systems, Inc. (Æ)	11,965	66
Cavium, Inc. (Æ)	23,200	679
CIBER, Inc. (Æ)	92,093	383
Cognex Corp.	5,110	206
comScore, Inc. (Æ)	45,182	900
DealerTrack Holdings, Inc. (Æ)	48,700	1,453
Digimarc Corp.	13,040	341
Diodes, Inc. (Æ)	19,287	430
EarthLink, Inc.	116,203	944
Ebix, Inc. (Ñ)	20,200	413
Ellie Mae, Inc. (Æ)	41,800	542
Emulex Corp. (Æ)	23,825	207
Entegris, Inc. (Æ)	48,725	431
Equinix, Inc. (Æ)	1,142	187
Fabrinet (Æ)	27,342	460
Fairchild Semiconductor International, Inc. Class A (Æ)	31,841	451
FEI Co. (Æ)	5,700	286
Fortinet, Inc. (Æ)	9,660	252
Integrated Device Technology, Inc. (Æ)	71,263	482
IntraLinks Holdings, Inc. (Æ)	13,825	64
IPG Photonics Corp. (Æ)(Ñ)	1,991	96
Jabil Circuit, Inc.	7,013	164
JDS Uniphase Corp. (Æ)	32,323	393
Keynote Systems, Inc.	31,810	585
LinkedIn Corp. Class A (Æ)	2,640	286
LivePerson, Inc. (Æ)	49,935	793
LogMeIn, Inc. (Æ)	24,000	864
LSI Corp. (Æ)	55,199	444
MEMC Electronic Materials, Inc. (Æ)	24,530	88
Mentor Graphics Corp. (Æ)	9,771	141

Russell Tax-Managed U.S. Mid & Small Cap Fund	185

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

MICROS Systems, Inc. (Æ)	4,213	239
Monolithic Power Systems, Inc. (Æ)	6,476	134
Monotype Imaging Holdings, Inc. (Æ)	4,615	65
Newport Corp. (Æ)	8,837	151
Nuance Communications, Inc. (Æ)	12,910	315
NVE Corp. (Æ)	588	30
NXP Semiconductor NV (Æ)	7,630	197
ON Semiconductor Corp. (Æ)	52,838	436
Plexus Corp. (Æ)	24,150	782
Progress Software Corp. (Æ)	48,221	1,116
Quest Software, Inc. (Æ)	12,825	298
RealPage, Inc. (Æ)(Ñ)	18,800	341
RF Micro Devices, Inc. (Æ)	19,603	85
Riverbed Technology, Inc. (Æ)	21,115	417
Rogers Corp. (Æ)	2,134	82
SBA Communications Corp. Class A (Æ)	3,103	167
SciQuest, Inc. (Æ)	31,500	468
SolarWinds, Inc. (Æ)	4,050	190
Spansion, Inc. Class A (Æ)	3,527	43
Syntel, Inc.	21,537	1,290
Tangoe, Inc. (Æ)	31,100	637
Teradyne, Inc. (Æ)	20,910	360
TIBCO Software, Inc. (Æ)	20,002	658
TTM Technologies, Inc. (Æ)	6,771	70
Ultimate Software Group, Inc. (Æ)	7,358	568
United Online, Inc.	15,183	72
VeriFone Systems, Inc. (Æ)	2,032	97
Volterra Semiconductor Corp. (Æ)	5,800	191
Xyratex, Ltd.	5,282	77

		27,334

Utilities - 3.5%
8x8, Inc. (Æ)(Ñ)	91,200	377
ALLETE, Inc.	2,886	119
Avista Corp.	13,480	356
Black Hills Corp.	9,765	322
CenterPoint Energy, Inc.	7,554	153
Central Vermont Public Service Corp. (Ñ)	4,320	152
Cleco Corp.	18,743	765
Connecticut Water Service, Inc.	4,800	133
El Paso Electric Co.	4,961	152
Empire District Electric Co. (The)	20,118	413
Gran Tierra Energy, Inc. (Æ)	17,173	111
j2 Global, Inc.	24,260	627
National Fuel Gas Co.	3,059	145
Neutral Tandem, Inc. (Æ)	4,480	52
New Jersey Resources Corp.	3,300	143
Northeast Utilities	12,569	462
Northwest Natural Gas Co. (Ñ)	2,208	101
NorthWestern Corp.	18,790	667
NTELOS Holdings Corp.	1,298	26
Southwest Gas Corp.	4,202	176
Time Warner Telecom, Inc. Class A (Æ)	9,230	201

		5,653

	Principal Amount ($) or Shares		Market Value $

Total Common Stocks (cost $112,354)			155,816

Short-Term Investments - 3.0%
Russell U.S. Cash Management Fund	4,831,017	(¥)	4,831

Total Short-Term Investments (cost $4,831)			4,831

Other Securities - 7.8%
Russell Investment Company Liquidating Trust (×)	840,255	(¥)	856
Russell U.S. Cash Collateral Fund (×)	11,833,025	(¥)	11,833

Total Other Securities (cost $12,673)			12,689

Total Investments - 107.2% (identified cost $129,858)			173,336

Other Assets and Liabilities, Net - (7.2%)			(11,710)

Net Assets - 100.0%			161,626

See accompanying notes which are an integral part of the financial statements.

186	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
S&P Midcap 400 E-Mini Index Futures (CME)	56	USD	5,542	06/12	27

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					27

Presentation of Portfolio Holdings — April 30, 2012 (Unaudited)

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$28,246	$—	$—	$28,246	17.5
Consumer Staples	5,991	—	—	5,991	3.7
Energy	5,719	—	—	5,719	3.5
Financial Services	28,767	—	—	28,767	17.8
Health Care	17,861	—	—	17,861	11.1
Materials and Processing	8,616	—	—	8,616	5.3
Producer Durables	27,629	—	—	27,629	17.1
Technology	27,334	—	—	27,334	16.9
Utilities	5,653	—	—	5,653	3.5
Short-Term Investments	—	4,831	—	4,831	3.0
Other Securities	—	12,689	—	12,689	7.8

Total Investments	155,816	17,520	—	173,336	107.2

Other Assets and Liabilities, Net					(7.2)

					100.0

Other Financial Instruments
Futures Contracts	27	—	—	27	—	*

Total Other Financial Instruments**	$27	$—	$—	$27

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of Levels 1, 2 and 3 during the period ended April 30, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund	187

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Fair Value of Derivative Instruments — April 30, 2012 (Unaudited)

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$27

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$1,208

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(518)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

188	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Statement of Assets and Liabilities — April 30, 2012 (Unaudited)

Amounts in thousands

Assets
Investments, at identified cost	$129,858
Investments, at market*, **	173,336
Cash (restricted)	410
Receivables:
Dividends and interest	22
Dividends from affiliated Russell money market funds	1
Investments sold	900
Fund shares sold	547
From affiliates	5

Total assets	175,221

Liabilities
Payables:
Investments purchased	492
Fund shares redeemed	158
Accrued fees to affiliates	155
Other accrued expenses	73
Daily variation margin on futures contracts	44
Payable upon return of securities loaned	12,673

Total liabilities	13,595

Net Assets	$161,626

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund	189

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Statement of Assets and Liabilities, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(80)
Accumulated net realized gain (loss)	(4,911)
Unrealized appreciation (depreciation) on:
Investments	43,478
Futures contracts	27
Shares of beneficial interest	98
Additional paid-in capital	123,014

Net Assets	$161,626

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(a)	$16.19
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$17.18
Class A — Net assets	$1,169,842
Class A — Shares outstanding ($.01 par value)	72,274
Net asset value per share: Class C(a)	$14.74
Class C — Net assets	$7,141,382
Class C — Shares outstanding ($.01 par value)	484,502
Net asset value per share: Class E(a)	$16.20
Class E — Net assets	$3,602,937
Class E — Shares outstanding ($.01 par value)	222,452
Net asset value per share: Class S(a)	$16.60
Class S — Net assets	$149,711,912
Class S — Shares outstanding ($.01 par value)	9,017,385
Amounts in thousands

* Securities on loan included in investments	$12,551
** Investments in affiliates, Russell U.S. Cash Management Fund, Russell Investment Company Liquidating Trust and Russell U.S. Cash Collateral Fund	$17,520

(a)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

190	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Statement of Operations — For the Period Ended April 30, 2012 (Unaudited)

Amounts in thousands

Investment Income
Dividends	$801
Dividends from affiliated Russell money market funds	5
Securities lending income	112

Total investment income	918

Expenses
Advisory fees	751
Administrative fees	38
Custodian fees	34
Distribution fees - Class A	1
Distribution fees - Class C	26
Transfer agent fees - Class A	1
Transfer agent fees - Class C	6
Transfer agent fees - Class E	3
Transfer agent fees - Class S	128
Professional fees	28
Registration fees	39
Shareholder servicing fees - Class C	9
Shareholder servicing fees - Class E	5
Trustees’ fees	2
Printing fees	4
Miscellaneous	7

Expenses before reductions	1,082
Expense reductions	(84)

Net expenses	998

Net investment income (loss)	(80)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	4,863
Futures contracts	1,208

Net realized gain (loss)	6,071

Net change in unrealized appreciation (depreciation) on:
Investments	11,981
Futures contracts	(518)

Net change in unrealized appreciation (depreciation)	11,463

Net realized and unrealized gain (loss)	17,534

Net Increase (Decrease) in Net Assets from Operations	$17,454

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund	191

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Statements of Changes in Net Assets

Amounts in thousands	Period Ended April 30, 2012 (Unaudited)	Fiscal Year Ended October 31, 2011

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(80)	$(578)
Net realized gain (loss)	6,071	12,833
Net change in unrealized appreciation (depreciation)	11,463	4,666

Net increase (decrease) in net assets from operations	17,454	16,921

Share Transactions
Net increase (decrease) in net assets from share transactions	(4,353)	(17,793)
Fund Reimbursements	—	482

Total Net Increase (Decrease) in Net Assets	13,101	(390)

Net Assets
Beginning of period	148,525	148,915

End of period	$161,626	$148,525

Undistributed (overdistributed) net investment income included in net assets	$(80)	$—

See accompanying notes which are an integral part of the financial statements.

192	Russell Tax-Managed U.S. Mid & Small Cap Fund

(This page intentionally left blank)

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Class A
April 30, 2012*	14.47	(.03)	1.75	1.72	—	—
October 31, 2011	13.06	(.07)	1.48	1.41	—	—
October 31, 2010(5)	12.18	(.02)	.90	.88	—	—
Class C
April 30, 2012*	13.23	(.07)	1.58	1.51	—	—
October 31, 2011	12.02	(.18)	1.39	1.21	—	—
October 31, 2010	9.62	(.11)	2.51	2.40	—	—
October 31, 2009	8.69	(.06)	.99	.93	—	—
October 31, 2008	15.07	(.07)	(5.09)	(5.16)	—	(1.22)
October 31, 2007	13.22	(.13)	2.18	2.05	—	(.20)
Class E
April 30, 2012*	14.48	(.02)	1.74	1.72	—	—
October 31, 2011	13.06	(.08)	1.50	1.42	—	—
October 31, 2010	10.38	(.03)	2.71	2.68	—	—
October 31, 2009	9.37	— (f)	1.06	1.06	(.05)	—
October 31, 2008	16.03	.01	(5.45)	(5.44)	—	(1.22)
October 31, 2007	13.93	(.03)	2.33	2.30	—	(.20)
Class S
April 30, 2012*	14.83	— (f)	1.77	1.77	—	—
October 31, 2011	13.34	(.05)	1.54	1.49	—	—
October 31, 2010	10.58	—	2.77	2.77	(.01)	—
October 31, 2009	9.56	.03	1.07	1.10	(.08)	—
October 31, 2008	16.30	.05	(5.56)	(5.51)	(.01)	(1.22)
October 31, 2007	14.13	.01	2.36	2.37	—	(.20)

See accompanying notes which are an integral part of the financial statements.

194	Russell Tax-Managed U.S. Mid & Small Cap Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

—	16.19	11.66	1,170	1.61	1.53	(.34)	23
—	14.47	11.03	932	1.63	1.53	(.48)	46
—	13.06	7.23	213	1.61	1.50	(.44)	57

—	14.74	11.25	7,141	2.36	2.25	(1.06)	23
—	13.23	10.23	6,571	2.36	2.25	(1.33)	46
—	12.02	24.95	7,170	2.34	2.24	(1.02)	57
—	9.62	10.57	7,033	2.36	2.21	(.69)	55
(1.22)	8.69	(36.71)	8,653	2.34	2.23	(.63)	72
(.20)	15.07	15.70	14,088	2.30	2.25	(.93)	57

—	16.20	11.65	3,603	1.61	1.50	(.30)	23
—	14.48	11.10	3,443	1.61	1.50	(.56)	46
—	13.06	25.82	3,966	1.60	1.49	(.29)	57
(.05)	10.38	11.48	2,794	1.60	1.46	(.02)	55
(1.22)	9.37	(36.29)	2,570	1.59	1.48	.11	72
(.20)	16.03	16.70	3,654	1.55	1.50	(.19)	57

—	16.60	11.78	149,712	1.36	1.25	(.05)	23
—	14.83	11.32	137,579	1.36	1.25	(.32)	46
(.01)	13.34	26.20	137,567	1.35	1.24	(.03)	57
(.08)	10.58	11.74	119,802	1.36	1.22	.29	55
(1.23)	9.56	(36.14)	143,039	1.34	1.23	.37	72
(.20)	16.30	16.97	265,807	1.30	1.25	.07	57

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund	195

Russell Investment Company

Russell Global Opportunistic Credit Fund

Shareholder Expense Example — April 30, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Semi-annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from November 1, 2011 to April 30, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,064.82	$1,019.00
Expenses Paid During Period*	$6.06	$5.92

*	Expenses are equal to the Fund’s annualized expense ratio of 1.18% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,061.45	$1,015.27
Expenses Paid During Period*	$9.89	$9.67

*	Expenses are equal to the Fund’s annualized expense ratio of 1.93% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,065.07	$1,019.00
Expenses Paid During Period*	$6.06	$5.92

*	Expenses are equal to the Fund’s annualized expense ratio of 1.18% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,066.08	$1,020.24
Expenses Paid During Period*	$4.78	$4.67

*	Expenses are equal to the Fund’s annualized expense ratio of 0.93% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

196	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Shareholder Expense Example, continued — April 30, 2012 (Unaudited)

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,066.88	$1,020.69
Expenses Paid During Period*	$4.32	$4.22

*	Expenses are equal to the Fund’s annualized expense ratio of 0.84% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Global Opportunistic Credit Fund	197

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Long-Term Fixed Income Investments - 88.2%
Argentina - 2.3%
Argentina Boden Bonds 7.000% due 10/03/15		600	543
Argentine Republic Government International Bond
Series $DSC 8.280% due 12/31/33		5,066	3,483
Series $GDP Zero coupon due 12/15/35 (Ê)		554	66
Series dis 5.830% due 12/31/33	ARS	5,828	1,671
Series disEUR 7.820% due 12/31/33	EUR	5,638	4,366
Series dscEUR 7.820% due 12/31/33	EUR	7,532	5,833
Series EURGDP 6.500% due 12/15/35 (Ê)	EUR	8,977	1,295
Series NY 3.750% due 03/31/19		2,660	898
Capex SA 10.000% due 03/10/18 (Þ)		646	478
City of Buenos Aires Argentina 9.950% due 03/01/17 (Þ)		515	454
Empresa Distribuidora Y Comercializadora Norte 9.750% due 10/25/22 (Þ)		329	186
Series REGS 9.750% due 10/25/22		250	141
IRSA Inversiones y Representaciones SA 11.500% due 07/20/20 (Þ)		500	475

			19,889

Australia - 0.2%
FMG Resources Pty, Ltd. 6.875% due 04/01/22 (Þ)		1,380	1,401
Mirabela Nickel, Ltd. 8.750% due 04/15/18 (Þ)		155	114

			1,515

Austria - 0.2%
OGX Austria GmbH 8.500% due 06/01/18 (Þ)		805	835
8.375% due 04/01/22 (Þ)		445	454

			1,289

Barbados - 0.1%
Columbus International, Inc. 11.500% due 11/20/14 (Þ)		250	271
Series REGS 11.500% due 11/20/14		347	377

			648

	Principal Amount ($) or Shares	Market Value $
Bermuda - 0.4%
Digicel Group, Ltd. 9.125% due 01/15/15 (Þ)	640	644
Series REGS 10.500% due 04/15/18	500	548
Digicel, Ltd.
Series REGS 8.250% due 09/01/17	410	427
Qtel International Finance, Ltd. 4.750% due 02/16/21 (Þ)	264	276
5.000% due 10/19/25 (Þ)	895	915
Series REGS 4.750% due 02/16/21	700	730
5.000% due 10/19/25	200	204

		3,744

Brazil - 1.7%
Banco Cruzeiro do Sul SA 8.875% due 09/22/20 (Þ)	691	483
Series REGS 8.875% due 09/22/20	341	239
BM&FBovespa SA 5.500% due 07/16/20 (Þ)	299	321
Series REGS 5.500% due 07/16/20	200	215
BR Malls International Finance, Ltd. 8.500% due 01/29/49 (ƒ)(Þ)	165	174
BR Properties SA Series REGS 9.000% due 10/29/49 (ƒ)	282	295
Brazilian Government International Bond 5.875% due 01/15/19	1,395	1,682
4.875% due 01/22/21	1,031	1,184
8.875% due 04/15/24	1,063	1,634
8.750% due 02/04/25	558	854
10.125% due 05/15/27	512	863
8.250% due 01/20/34	1,932	2,985
7.125% due 01/20/37	480	676
Globo Comunicacao e Participacoes SA Series REGS 9.375% due 07/20/15 (ƒ)	233	249
Hypermarcas SA 6.500% due 04/20/21 (Þ)	855	817
Itau Unibanco Holding SA/Cayman Island 5.650% due 03/19/22 (Þ)	358	360
NET Servicos de Comunicacao SA 7.500% due 01/27/20	432	496
Telemar Norte Leste SA 5.500% due 10/23/20 (Þ)	706	732

		14,259

Canada - 1.0%
Cascades, Inc. 7.750% due 12/15/17	1,935	1,916
Harvest Operations Corp. 6.875% due 10/01/17 (Þ)	1,450	1,530

198	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

National Money Mart Co. 10.375% due 12/15/16		1,800	2,020
Novelis, Inc. 8.375% due 12/15/17		855	924
8.750% due 12/15/20		1,895	2,089

			8,479

Cayman Islands - 1.6%
Braskem Finance, Ltd. 7.375% due 12/31/49 (ƒ)(Þ)		350	351
China Liansu Group Holdings, Ltd. 7.875% due 05/13/16 (Þ)		456	432
Countrywide Holdings, Ltd. Series REGS 10.000% due 05/08/18	GBP	1,515	2,496
DP World Sukuk Ltd. 6.250% due 07/02/17		750	795
Dubai Holding Commercial Operations MTN, Ltd. 4.750% due 01/30/14	EUR	150	185
Series EMtN 6.000% due 02/01/17	GBP	650	875
Evergrande Real Estate Group, Ltd. Series REGS 13.000% due 01/27/15		195	196
General Shopping Finance, Ltd. 10.000% due 11/09/15 (ƒ)(Þ)		663	687
Series REGS 10.000% due 12/29/49 (ƒ)		100	99
Grupo Aval, Ltd. 5.250% due 02/01/17 (Þ)		400	416
Gruposura Finance 5.700% due 05/18/21 (Þ)		761	794
Hutchison Whampoa International 10, Ltd. Series REGS 6.000% due 12/29/49 (ƒ)		511	520
Hutchison Whampoa International 11, Ltd. 4.625% due 01/13/22 (Þ)		400	415
IPIC GMTN, Ltd. 3.750% due 03/01/17 (Þ)		450	457
6.875% due 11/01/41 (Þ)		200	214
Kaisa Group Holdings, Ltd. Series REGS 13.500% due 04/28/15		206	199
MAF SUKUK, Ltd. 5.850% due 02/07/17		500	521
MIE Holdings Corp. 9.750% due 05/12/16 (Þ)		406	404
Minerva Overseas II, Ltd. 10.875% due 11/15/19 (Þ)		300	309
Mongolian Mining Corp. Series 144a 8.875% due 03/29/17 (Þ)		333	333
Odebrecht Drilling Norbe VIII/IX, Ltd. 6.350% due 06/30/21 (Þ) Series REGS		573	610
6.350% due 06/30/21		372	397

	Principal Amount ($) or Shares		Market Value $
Odebrecht Finance, Ltd. Series REGS 7.000% due 04/21/20		150	167
Petrobras International Finance Co. - Pifco 2.875% due 02/06/15		177	181
5.375% due 01/27/21		130	142
Schahin II Finance Co. SPV, Ltd. 5.875% due 09/25/22 (Þ)		590	590
Tencent Holdings, Ltd. 4.625% due 12/12/16 (Þ)		200	203
Texhong Textile Group, Ltd. 7.625% due 01/19/16 (Þ) Series REGS		202	170
7.625% due 01/19/16		208	176

			13,334

Chile - 0.4%
Banco del Estado de Chile 3.875% due 02/08/22 (Þ)		1,171	1,165
Cencosud SA 5.500% due 01/20/21 (Þ)		500	528
Corp. Nacional del Cobre de Chile Series REGS 6.150% due 10/24/36		1,234	1,518

			3,211

Colombia - 2.1%
Bogota Distrito Capital Series REGS 9.750% due 07/26/28	COP	4,000,000	3,041
Colombia Government International Bond 7.375% due 01/27/17		1,271	1,574
7.750% due 04/14/21	COP	1,391,000	969
4.375% due 07/12/21		980	1,083
8.125% due 05/21/24		715	1,022
7.375% due 09/18/37		3,542	5,088
6.125% due 01/18/41		3,697	4,669
Empresa de Energia de Bogota SA 6.125% due 11/10/21 (Þ)		500	527
Transportadora de Gas Internacional SA ESP 5.700% due 03/20/22 (Þ)		300	309

			18,282

Croatia - 0.6%
Croatia Government International Bond 6.250% due 04/27/17 (Þ)		521	527
6.375% due 03/24/21 (Þ)		2,926	2,857
Series REGS 6.625% due 07/14/20		1,778	1,777

			5,161

Russell Global Opportunistic Credit Fund	199

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Cyprus - 0.1%
Mriya Agro Holding PLC 10.950% due 03/30/16 (Þ)		610	554

Denmark - 0.2%
ISS A/S Series REGS 8.875% due 05/15/16	EUR	1,600	2,134

Dominican Republic - 0.0%
Capital Cana SA 10.000% due 04/30/16 (Þ)		250	50

El Salvador - 0.4%
El Salvador Government International Bond Series REGS 7.375% due 12/01/19		2,157	2,357
7.650% due 06/15/35		700	726
Republic of El Salvador 7.750% due 01/24/23		311	341

			3,424

France - 0.9%
Cie Generale de Geophysique - Veritas 6.500% due 06/01/21		2,000	2,060
Faurecia 9.375% due 12/15/16	EUR	750	1,088
Lafarge SA 6.750% due 12/16/19	EUR	1,615	2,074
Nexans SA 5.750% due 05/02/17	EUR	500	663
Rexel SA 7.000% due 12/17/18	EUR	1,540	2,135

			8,020

Germany - 1.1%
ALBA Group PLC & Co. KG 8.000% due 05/15/18 (Þ)	EUR	1,790	2,458
Deutsche Bank AG/London 9.375% due 02/13/18 (Þ)		1,604	1,611
KUKA AG Series REGS 8.750% due 11/15/17	EUR	1,680	2,368
Styrolution Group GmbH 7.625% due 05/15/16 (Þ)	EUR	930	1,114
Unitymedia GmbH Series REGS 9.625% due 12/01/19	EUR	1,575	2,231

			9,782

Ghana - 0.1%
Republic of Ghana Series REGS 8.500% due 10/04/17		787	895

	Principal Amount ($) or Shares		Market Value $
Hungary - 0.5%
Hungary Government International Bond 4.500% due 01/29/14	EUR	724	927
5.500% due 05/06/14	GBP	61	94
5.000% due 03/30/16	GBP	209	292
3.500% due 07/18/16	EUR	1,499	1,708
4.375% due 07/04/17	EUR	872	1,003
5.750% due 06/11/18	EUR	293	347

			4,371

India - 0.1%
Axis Bank 7.125% due 06/28/22		126	117
Bank of India 6.994% due 03/29/49 (ƒ)		137	125
ICICI Bank, Ltd. 5.750% due 11/16/20 (Þ)		375	370

			612

Indonesia - 1.3%
Adaro Indonesia PT Series REGS 7.625% due 10/22/19		396	431
Berau Coal Energy Tbk PT 7.250% due 03/13/17 (Þ)		266	265
Republic of Indonesia 6.875% due 01/17/18		3,023	3,571
11.625% due 03/04/19		3,242	4,782
5.875% due 03/13/20		1,643	1,873

			10,922

Iraq - 1.2%
Republic of Iraq Series REGS 5.800% due 01/15/28		12,219	10,157

Ireland - 1.0%
AK Transneft OJSC Via TransCapitalInvest, Ltd. Series REGS 8.700% due 08/07/18		100	124
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.875% due 09/25/17 (Þ)		372	383
Ardagh Packaging Finance PLC Series 144a 7.375% due 10/15/17 (Þ)	EUR	690	963
Series REGS 9.250% due 10/15/20	EUR	1,650	2,250
Metalloinvest Finance, Ltd. 6.500% due 07/21/16 (Þ)		508	505
Novatek Finance, Ltd. 6.604% due 02/03/21 (Þ)		953	1,042
Series REGS 5.326% due 02/03/16		235	245
SCF Capital, Ltd. 5.375% due 10/27/17 (Þ)		661	635

200	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Smurfit Kappa Acquisitions Series REGS 7.750% due 11/15/19	EUR	1,505	2,132
Vimpel Communications Via VIP Finance Ireland, Ltd. OJSC 7.748% due 02/02/21 (Þ)		528	525

			8,804

Jersey - 0.1%
West China Cement, Ltd. 7.500% due 01/25/16 (Þ)		411	347
Series REGS 7.500% due 01/25/16		268	227

			574

Kazakhstan - 1.4%
BTA Bank JSC 10.750% due 07/01/18 (Þ)		783	157
Zero coupon due 06/30/20 (Þ)		1,427	121
Series REGS 10.750% due 07/01/18		1,348	270
KazMunayGas National Co. 9.125% due 07/02/18 (Þ)		408	509
7.000% due 05/05/20 (Þ)		1,103	1,264
6.375% due 04/09/21 (Þ)		1,355	1,509
Series REGS 8.375% due 07/02/13		2,432	2,575
11.750% due 01/23/15		1,550	1,883
7.000% due 05/05/20		2,364	2,710
Zhaikmunai LLP 10.500% due 10/19/15 (Þ)		213	219
Series REGS 10.500% due 10/19/15		430	443

			11,660

Lithuania - 0.7%
Lithuania Government International Bond 6.625% due 02/01/22 (Þ)		1,423	1,594
Series REGS 7.375% due 02/11/20		166	195
6.125% due 03/09/21		3,590	3,895

			5,684

Luxembourg - 4.2%
Aguila 3 SA 7.875% due 01/31/18 (Þ)		1,395	1,461
Series REGS 7.875% due 01/31/18	CHF	850	979
ALROSA Finance SA Series REGS 7.750% due 11/03/20		200	213
APERAM 7.750% due 04/01/18 (Þ)		2,515	2,402
Capsugel FinanceCo SCA 9.875% due 08/01/19 (Þ)	EUR	1,800	2,621

	Principal Amount ($) or Shares		Market Value $
ConvaTec Healthcare E SA 7.375% due 12/15/17 (Þ)	EUR	635	870
Series REGS 7.375% due 12/15/17	EUR	1,140	1,562
Evraz Group SA 7.400% due 04/24/17 (Å)		300	302
6.750% due 04/27/18 (Þ)		600	577
Expro Finance Luxembourg SCA 8.500% due 12/15/16 (Þ)		2,650	2,570
Gategroup Finance Luxembourg SA 6.750% due 03/01/19 (Þ)	EUR	1,610	2,118
Greif Luxembourg Finance SCA 7.375% due 07/15/21 (Þ)	EUR	700	972
Intelsat Jackson Holdings SA 7.250% due 04/01/19		65	68
7.250% due 10/15/20		2,500	2,613
7.250% due 10/15/20 (Å)		1,115	1,162
KION Finance SA Series REGS 7.875% due 04/15/18	EUR	2,000	2,568
MHP SA 10.250% due 04/29/15 (Þ)		150	147
Series REGS 10.250% due 04/29/15		200	195
Ontex IV SA Series 144a 9.000% due 04/15/19 (Þ)	EUR	1,050	1,063
Series REGS 7.500% due 04/15/18	EUR	600	754
9.000% due 04/15/19	EUR	450	456
Picard Bondco SA Series REGS 9.000% due 10/01/18	EUR	1,520	2,163
Severstal OAO Via Steel Capital SA 6.700% due 10/25/17 (Þ)		200	201
Sunrise Communications Holdings SA 8.500% due 12/31/18 (Þ)	EUR	1,730	2,416
Telenet Finance III Luxembourg SCA Series REGS 6.625% due 02/15/21	EUR	500	655
Telenet Finance Luxembourg SCA Series REGS 6.375% due 11/15/20	EUR	485	636
VTB Bank OJSC Via VTB Capital SA Series REGS 6.315% due 02/22/18		696	710
6.250% due 06/30/35		326	337
Wind Acquisition Finance SA Series REGS 11.750% due 07/15/17	EUR	1,700	2,098
Zinc Capital SA Series REGS 8.875% due 05/15/18	EUR	1,045	1,203

			36,092

Russell Global Opportunistic Credit Fund	201

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Malaysia - 1.0%
Penerbahgan Malaysia Berhad 5.625% due 03/15/16		3,500	3,927
Petronas Capital, Ltd. Series REGS 7.875% due 05/22/22		3,145	4,291
Petronas Global Sukuk, Ltd. 4.250% due 08/12/14 (Þ)		616	649

			8,867

Mexico - 3.2%
America Movil SAB de CV 2.375% due 09/08/16		1,712	1,747
Axtel SAB de CV 7.625% due 02/01/17 (Þ)		240	183
Series REGS 9.000% due 09/22/19		365	285
Bank of New York Mellon SA Institucion de Banca Multiple 9.625% due 05/02/21 (Þ)		1,004	933
BBVA Bancomer SA Series REGS 4.500% due 03/10/16		208	208
Cemex SAB de CV 5.470% due 09/30/15 (Ê)(Þ)		655	585
9.000% due 01/11/18 (Þ)		287	268
Grupo Bimbo SAB de CV 4.875% due 06/30/20 (Þ)		131	141
4.500% due 01/25/22 (Þ)		200	208
Grupo Televisa SAB 6.000% due 05/15/18		100	117
Mexican Bonos Series M 8.500% due 05/31/29	MXN	5,600	496
Series M 6.500% due 06/10/21	MXN	41,470	3,263
Mexico Government International Bond 8.300% due 08/15/31		2,047	3,122
6.050% due 01/11/40		2,932	3,658
5.750% due 10/12/10		5,270	5,744
Series GMTN 5.950% due 03/19/19		2,602	3,170
Series MTNA 7.500% due 04/08/33		169	242
6.750% due 09/27/34		2,265	3,018

			27,388

Netherlands - 2.7%
Carlson Wagonlit BV Series REGS 6.465% due 05/01/15 (Ê)	EUR	1,800	2,359
Elster Finance BV Series REGS 6.250% due 04/15/18	EUR	800	1,095
HeidelbergCement Finance BV 7.500% due 04/03/20	EUR	1,690	2,355

	Principal Amount ($) or Shares		Market Value $
Indosat Palapa Co. BV 7.375% due 07/29/20 (Þ)		150	165
InterXion Holding NV Series REGS 9.500% due 02/12/17	EUR	360	522
Listrindo Capital BV 6.950% due 02/21/19 (Þ)		404	420
Metinvest BV 8.750% due 02/14/18 (Þ)		805	745
Myriad International Holding BV 6.375% due 07/28/17 (Þ)		381	421
Series REGS 6.375% due 07/28/17		770	851
OI European Group BV Series REGS 6.750% due 09/15/20	EUR	1,535	2,164
Phoenix PIB Finance BV Series REGS 9.625% due 07/15/14	EUR	410	592
Refresco Group BV Series 144a 7.375% due 05/15/18 (Þ)	EUR	1,760	2,120
Schaeffler Finance BV 8.500% due 02/15/19 (Þ)		1,200	1,287
Series REGS 8.750% due 02/15/19	EUR	700	982
Sensata Technologies BV 6.500% due 05/15/19 (Þ)		2,575	2,684
UPC Holding BV Series REGS 8.375% due 08/15/20	EUR	1,675	2,256
VimpelCom Holdings BV Series REGS 6.255% due 03/01/17		500	499
Ziggo Bond Co. BV Series REGS 8.000% due 05/15/18	EUR	1,395	1,990

			23,507

Panama - 1.5%
Panama Government International Bond 5.200% due 01/30/20		4,100	4,766
7.125% due 01/29/26		116	157
8.875% due 09/30/27		236	370
9.375% due 04/01/29		4,239	6,931
Series 2006- 6.700% due 01/26/36		850	1,140

			13,364

Peru - 0.4%
Banco de Credito del Peru 5.375% due 09/16/20 (Þ)		369	377
Peruvian Government International Bond 8.375% due 05/03/16		672	838
8.750% due 11/21/33		1,505	2,412
Volcan Cia Minera SAA 5.375% due 02/02/22 (Þ)		200	208

			3,835

202	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Philippines - 1.0%
Philippine Government International Bond 4.000% due 01/15/21		6,036	6,368
9.500% due 02/02/30		402	639
6.375% due 10/23/34		1,064	1,321

			8,328

Poland - 1.9%
Poland Government International Bond 6.375% due 07/15/19		6,331	7,439
4.000% due 03/23/21	EUR	652	865
5.125% due 04/21/21		3,211	3,471
5.000% due 03/23/22		4,412	4,721

			16,496

Puerto Rico - 0.2%
Warner Chilcott Co. LLC / Warner Chilcott Finance LLC 7.750% due 09/15/18		1,865	2,038

Qatar - 0.8%
Qatar Government International Bond 5.250% due 01/20/20 (Þ)		1,486	1,663
Series REGS 6.550% due 04/09/19		1,397	1,678
5.250% due 01/20/20		2,332	2,609
6.400% due 01/20/40		836	1,000

			6,950

Romania - 0.0%
Romanian Government International Bond 6.750% due 02/07/22 (Þ)		342	359

Russia - 3.1%
Russian Foreign Bond Series REGS 7.500% due 03/31/30		5,761	6,907
Russian Foreign Bond - Eurobond 5.000% due 04/29/20 (Þ)		1,200	1,297
5.625% due 04/04/42 (Þ)		1,000	1,059
Series REGS 11.000% due 07/24/18		128	181
5.000% due 04/29/20		4,300	4,649
7.500% due 03/31/30		10,328	12,381

			26,474

Singapore - 0.2%
Bakrie Telecom Pte, Ltd. Series REGS 11.500% due 05/07/15		519	402
Bumi Capital Pte, Ltd. Series REGS 12.000% due 11/10/16		460	506
Bumi Investment Pte, Ltd. 10.750% due 10/06/17 (Þ)		243	261
STATS ChipPAC, Ltd. 5.375% due 03/31/16 (Þ)		175	179

			1,348

	Principal Amount ($) or Shares		Market Value $
South Africa - 1.2%
South Africa Government International Bond 6.875% due 05/27/19		860	1,053
5.500% due 03/09/20		3,947	4,490
5.875% due 05/30/22		1,304	1,522
4.665% due 01/17/24		1,058	1,108
6.250% due 03/08/41		1,823	2,190

			10,363

South Korea - 0.2%
Export-Import Bank of Korea 4.375% due 09/15/21		675	687
Korea Gas Corp. 6.250% due 01/20/42 (Þ)		249	286
Korea Hydro & Nuclear Power Co., Ltd. Series REGS 4.750% due 07/13/21		500	530

			1,503

Spain - 0.8%
Abengoa Finance SAU 8.875% due 11/01/17 (Þ)		1,950	1,862
Abengoa SA 8.500% due 03/31/16	EUR	450	578
Cemex Espana Luxembourg Series REGS 8.875% due 05/12/17	EUR	51	59
Inaer Aviation Finance, Ltd. Series REGS 9.500% due 08/01/17	EUR	1,425	1,650
Obrascon Huarte Lain SA 7.375% due 04/28/15	EUR	1,750	2,409

			6,558

Sweden - 0.3%
Stena AB Series REGS 6.125% due 02/01/17	EUR	1,850	2,351

Switzerland - 0.2%
Credit Suisse 7.600% due 04/14/21	RUB	50,100	1,681

Turkey - 1.7%
Turkey Government International Bond 7.250% due 03/15/15		1,000	1,113
6.750% due 04/03/18		2,095	2,388
7.500% due 11/07/19		2,282	2,739
7.000% due 06/05/20		3,297	3,858
5.625% due 03/30/21		319	341
5.125% due 03/25/22		1,305	1,329
6.250% due 09/26/22		2,081	2,305
6.875% due 03/17/36		583	660
Yuksel Insaat AS Series REGS 9.500% due 11/10/15		317	273

			15,006

Russell Global Opportunistic Credit Fund	203

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Ukraine - 0.6%
Ukraine Government International Bond 6.875% due 09/23/15 (Þ)		1,425	1,350
6.250% due 06/17/16 (Þ)		642	591
Series REGS 7.650% due 06/11/13		1,796	1,778
6.875% due 09/23/15		828	784
6.250% due 06/17/16		293	270
6.750% due 11/14/17		200	179
7.750% due 09/23/20		593	537

			5,489

United Arab Emirates - 0.1%
Dolphin Energy, Ltd. 5.500% due 12/15/21 (Þ)		200	213
Series REGS 5.888% due 06/15/19		253	275
DP World, Ltd. Series REGS 6.850% due 07/02/37		560	539

			1,027

United Kingdom - 2.4%
Afren PLC 10.250% due 04/08/19 (Þ)		400	419
Anglian Water Osprey Financing PLC 7.000% due 01/31/18	GBP	1,515	2,502
British Airways PLC 8.750% due 08/23/16	GBP	785	1,296
EC Finance PLC 9.750% due 08/01/17 (Þ)	EUR	910	1,217
Series REGS 9.750% due 08/01/17	EUR	120	160
Eco-Bat Finance PLC 7.750% due 02/15/17 (Þ)	EUR	1,695	2,221
Ferrexpo Finance PLC 7.875% due 04/07/16 (Þ)		467	435
Ineos Finance PLC 8.375% due 02/15/19 (Þ)		375	402
Ineos Group Holdings, Ltd. Series REGS 7.875% due 02/15/16	EUR	950	1,157
Kerling PLC Series REGS 10.625% due 02/01/17	EUR	1,210	1,558
Ladbrokes Group Finance PLC 7.625% due 03/05/17	GBP	1,475	2,537
Phones4u Finance PLC 9.500% due 04/01/18 (Þ)	GBP	1,100	1,607
Series REGS 9.500% due 04/01/18	GBP	520	759
Priory Group No. 3 PLC 8.875% due 02/15/19 (Þ)	GBP	760	1,073
Series REGS 7.000% due 02/15/18	GBP	100	153
8.875% due 02/15/19	GBP	800	1,129

	Principal Amount ($) or Shares	Market Value $
Ukreximbank Via Biz Finance PLC Series REGS 8.375% due 04/27/15	1,056	985
Vedanta Resources PLC 8.250% due 06/07/21 (Þ)	388	368
Series REGS 9.500% due 07/18/18	250	257

		20,235

United States - 37.5%
Altegrity, Inc.
10.500% due 11/01/15 (Þ)	4,730	4,505
AMC Entertainment, Inc.
9.750% due 12/01/20	4,070	3,968
AMC Networks, Inc.
7.750% due 07/15/21 (Þ)	1,865	2,084
American Airlines, Inc.
7.500% due 03/15/16 (Þ)	2,280	2,086
AmeriGas Finance LLC / AmeriGas Finance Corp.
7.000% due 05/20/22	2,090	2,132
Ameristar Casinos, Inc.
7.500% due 04/15/21 (Å)	790	835
7.500% due 04/15/21	1,210	1,280
Amscan Holdings, Inc.
8.750% due 05/01/14	4,000	4,015
Applied Extrusion Technology Corp. 2nd Lien Term Loan
1.000% due 09/02/15 (Å)	3,520	3,520
ARS Intermediate Holdings LLC
13.625% due 11/15/15 (Å)	2,143	2,146
Atkore International, Inc.
9.875% due 01/01/18	2,010	2,050
Berry Petroleum Co.
6.750% due 11/01/20	1,305	1,386
6.375% due 09/15/22	270	281
Beverages & More, Inc.
9.625% due 10/01/14 (Þ)	4,295	4,537
Brickman Group Holdings, Inc.
9.125% due 11/01/18 (Þ)	4,220	4,157
BWAY Parent Co., Inc.
10.125% due 11/01/15	170	173
C&S Group Enterprises LLC
8.375% due 05/01/17 (Þ)	293	311
Caesars Entertainment Operating Co., Inc.
3.294% due 01/28/15 (Ê)	1,700	1,613
10.000% due 12/15/15	2,240	2,044
11.250% due 06/01/17	4,550	5,028
CDW LLC / CDW Finance Corp.
8.000% due 12/15/18	3,250	3,543
Century Aluminum Co.
8.000% due 05/15/14	150	153
Chemtura Corp.
7.875% due 09/01/18	1,950	2,087
Chesapeake Energy Corp.
6.625% due 08/15/20	1,000	975

204	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc.
6.625% due 11/15/19 (Þ)	420	395
CHS/Community Health Systems, Inc.
8.000% due 11/15/19 (Þ)	1,595	1,683
8.000% due 11/15/19 (Þ)	930	983
CIT Group, Inc.
5.500% due 02/15/19 (Å)	1,050	1,079
Citigroup Funding, Inc.
11.000% due 07/27/20	1,800,000	1,273
11.000% due 07/27/20	595,000	421
Series EMtN
Zero coupon due 07/25/24 (Þ)	200,000	139
Claires Stores, Inc.
1.000% due 05/29/14	3,852	3,665
Claire’s Stores, Inc.
9.000% due 03/15/19 (Þ)	2,290	2,359
Clear Channel Worldwide Holdings, Inc.
9.250% due 12/15/17	60	65
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp.
8.500% due 12/15/19	1,915	1,949
CommScope, Inc.
8.250% due 01/15/19 (Þ)	2,815	3,005
Comstock Resources, Inc.
8.375% due 10/15/17	540	532
7.750% due 04/01/19	500	465
Cott Beverages, Inc.
8.125% due 09/01/18	1,850	2,003
Covanta Holding Corp.
6.375% due 10/01/22	1,750	1,800
CSC Holdings LLC
6.750% due 11/15/21 (Þ)	895	929
Cumulus Media Holdings, Inc.
7.750% due 05/01/19	2,260	2,139
DISH DBS Corp.
6.750% due 06/01/21	1,900	2,080
Dynacast International LLC / Dynacast Finance, Inc.
9.250% due 07/15/19 (Þ)	600	630
Education Management LLC / Education Management Finance Corp.
8.750% due 06/01/14	1,575	1,532
Emdeon, Inc.
11.000% due 12/31/19 (Þ)	1,415	1,599
Emergency Medical Services Corp.
8.125% due 06/01/19	3,115	3,193
Entercom Radio LLC
10.500% due 12/01/19	2,450	2,671
Equinox Holdings, Inc.
9.500% due 02/01/16 (Þ)	3,040	3,264
Expert Global Solutions Inc.
1.000% due 04/02/18	7,480	7,432
First Data Corp.
7.375% due 06/15/19 (Þ)	740	757
8.250% due 01/15/21 (Þ)	2,175	2,142

	Principal Amount ($) or Shares	Market Value $
Foresight Energy LLC / Foresight Energy Corp.
9.625% due 08/15/17 (Þ)	6,695	6,929
Goodyear Tire & Rubber Co. (The)
7.000% due 05/15/22	625	620
Grifols, Inc.
8.250% due 02/01/18	1,435	1,537
GXS Worldwide, Inc.
9.750% due 06/15/15	7,700	7,411
Harbinger Group, Inc.
10.625% due 11/15/15	2,800	2,898
Harrahs Operating Co.
Zero coupon due 01/28/15	161	153
HCA Holdings, Inc.
7.750% due 05/15/21	1,240	1,302
HD Supply, Inc.
8.125% due 04/15/19 (Å)	1,885	2,024
Health Management Associates, Inc.
7.375% due 01/15/20 (Þ)	2,540	2,645
Hillman Group, Inc.
10.875% due 06/01/18	760	802
HUB International Holdings, Inc.
9.000% due 12/15/14 (Þ)	2,600	2,646
10.250% due 06/15/15 (Þ)	510	521
Huntington Ingalls Industries, Inc.
7.125% due 03/15/21	555	588
Icon Health & Fitness, Inc.
11.875% due 10/15/16 (Þ)	670	578
IDQ Holdings, Inc.
11.500% due 04/01/17 (Þ)	2,170	2,279
Immucor, Inc.
11.125% due 08/15/19	4,085	4,580
INC Research LLC
11.500% due 07/15/19 (Þ)	4,840	4,755
J Crew Group, Inc.
8.125% due 03/01/19	1,230	1,273
JBS USA LLC/JBS USA Finance, Inc.
7.250% due 06/01/21 (Þ)	1,110	1,060
JMC Steel Group
8.250% due 03/15/18 (Þ)	1,240	1,283
Kinetic Concepts, Inc. / KCI USA Inc
10.500% due 11/01/18 (Þ)	1,650	1,702
Kraton Polymers LLC/Kraton Polymers Capital Corp.
6.750% due 03/01/19	2,195	2,283
Level 3 Financing, Inc.
8.125% due 07/01/19 (Þ)	565	581
8.625% due 07/15/20 (Þ)	450	471
9.375% due 04/01/19	2,270	2,474
Levi Strauss & Co.
7.750% due 05/15/18	775	1,052
7.625% due 05/15/20	1,500	1,611
6.875% due 05/01/22 (Å)	850	869
Linn Energy LLC/Linn Energy Finance Corp.
6.500% due 05/15/19 (Þ)	1,960	1,970
6.250% due 11/01/19 (Þ)	175	172

Russell Global Opportunistic Credit Fund	205

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Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

MedAssets, Inc.
8.000% due 11/15/18	3,860	4,034
Mercer International, Inc.
9.500% due 12/01/17	1,960	2,029
Michaels Stores, Inc.
7.750% due 11/01/18	2,090	2,200
Midwest Gaming Borrower LLC / Midwest Finance Corp.
11.625% due 04/15/16 (Þ)	1,660	1,845
Midwest Generation LLC
Series B
8.560% due 01/02/16	570	553
Milk Specialties, Co.
1.000% due 12/23/18 (Å)	1,500	1,470
Monaco SpinCo, Inc.
6.750% due 04/30/20 (Å)	1,025	1,061
Mueller Water Products, Inc.
7.375% due 06/01/17	2,205	2,211
Murray Energy Corp.
10.250% due 10/15/15 (Þ)	1,750	1,663
National Mentor Holdings, Inc.
7.000% due 02/09/17	2,433	2,418
12.500% due 02/15/18 (Þ)	2,850	2,850
NBTY, Inc.
9.000% due 10/01/18	2,685	2,964
New Star Metals, Inc.
10.500% due 06/18/15 (Å)	6,750	6,750
Nortek, Inc.
8.500% due 04/15/21	460	454
North Atlantic Trading Co.
11.500% due 07/15/16 (Þ)	3,100	3,150
19.000% due 01/15/17 (Þ)	1,200	1,116
NRG Energy, Inc.
7.625% due 01/15/18	1,350	1,367
Oasis Petroleum, Inc.
6.500% due 11/01/21	1,190	1,214
Optima Specialty Steel, Inc.
12.500% due 12/15/16 (Þ)	2,030	2,111
Paperworks Industries, Inc. Term Loan
11.125% due 07/12/16	1,410	1,392
11.125% due 07/20/16 (Å)	4,462	4,406
Pemex Project Funding Master Trust
Series REGS 5.500% due 02/24/25	2,100	2,888
Physio-Control International, Inc.
9.875% due 01/15/19 (Þ)	560	595
Physiotherapy Associates Holdings, Inc.
11.875% due 05/01/19 (Å)	460	472
Pilgrim’s Pride Corp.
7.875% due 12/15/18	2,640	2,680
Pinnacle Entertainment, Inc.
8.750% due 05/15/20	1,898	2,093
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp.
9.250% due 04/01/15	2,000	2,050
Plains Exploration & Production Co.
6.750% due 02/01/22	1,100	1,144

	Principal Amount ($) or Shares	Market Value $
Ply Gem Industries, Inc.
8.250% due 02/15/18	1,130	1,110
Polymer Group, Inc.
7.750% due 02/01/19	1,960	2,092
Prestige Brands, Inc.
8.125% due 02/01/20 (Þ)	1,323	1,445
Production Resource Group, Inc.
8.875% due 05/01/19 (Þ)	550	452
Radiation Therapy Services, Inc. 8.875% due 01/15/17 (Å)	2,240	2,217
9.875% due 04/15/17	3,500	2,809
Radnet Management, Inc. 10.375% due 04/01/18	3,230	3,206
Realogy Corp. 1.000% due 10/15/17	2,770	2,845
Reliance Holdings USA, Inc. 5.400% due 02/14/22 (Þ)	500	501
ResCare, Inc. 10.750% due 01/15/19	1,549	1,721
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 7.875% due 08/15/19 (Þ)	188	203
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 7.125% due 04/15/19 (Þ)	2,400	2,508
6.875% due 02/15/21 (Þ)	105	108
9.875% due 08/15/19 (Þ)	769	802
Roofing Supply Group LLC / Roofing Supply Finance, Inc. 8.625% due 12/01/17 (Þ)	3,231	3,683
RSC Equipment Rental, Inc./RSC Holdings III LLC 8.250% due 02/01/21	570	616
Scientific Games Corp. 8.125% due 09/15/18	1,465	1,588
Sealy Mattress Co. 8.250% due 06/15/14	3,170	3,154
ServiceMaster Co. 10.750% due 07/15/15 (Þ)	1,133	1,182
8.000% due 02/15/20 (Þ)	950	1,017
Severstal Columbus LLC 10.250% due 02/15/18	2,000	2,145
Sitel LLC / Sitel Finance Corp. 11.000% due 08/01/17 (Å)	3,170	3,107
Southern Copper Corp. 6.750% due 04/16/40	455	502
Sprint Capital Corp. 6.900% due 05/01/19	3,200	2,800
Sprint Nextel Corp. 11.500% due 11/15/21 (Þ)	627	666
SSI Investments II, Ltd. / SSI Co.-Issuer LLC 11.125% due 06/01/18	1,816	2,011
Star Gas Partners, LP / Star Gas Finance Co. 8.875% due 12/01/17	440	438

206	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Stone Energy Corp. 8.625% due 02/01/17	1,220	1,284
Summit Materials LLC / Summit Materials Finance Corp. 10.500% due 01/31/20 (Þ)	1,285	1,349
SunGard Data Systems, Inc. 7.625% due 11/15/20	1,450	1,546
Sunstate Equipment Co. LLC/Sunstate Equipment Co, Inc. 12.000% due 06/15/16 (Þ)	1,460	1,496
Symbion, Inc. 8.000% due 06/15/16	750	750
Tekin Plex, Inc. Term Loan 9.250% due 11/19/15	3,169	3,101
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc. 11.500% due 10/01/20 (Þ)	2,475	1,535
Thermadyne Holdings Corp. 9.000% due 12/15/17	3,670	3,752
9.000% due 12/15/17 (Þ)	2,660	2,720
Tomkins LLC / Tomkins, Inc. 9.000% due 10/01/18	1,835	2,041
Townsquare Radio LLC / Townsquare Radio, Inc. 9.000% due 04/01/19 (Å)	3,330	3,430
TransDigm, Inc. 7.750% due 12/15/18	170	185
TransUnion Holding Co., Inc. 9.625% due 06/15/18 (Þ)	2,915	3,126
TransUnion LLC/TransUnion Financing Corp. 11.375% due 06/15/18	1,270	1,508
Trimas Corp. 9.750% due 12/15/17	1,750	1,943
UCI International, Inc. 8.625% due 02/15/19	1,605	1,645
UR Financing Escrow Corp. 7.375% due 05/15/20 (Þ)	1,360	1,428
7.625% due 04/15/22 (Þ)	2,625	2,776
USG Corp. 6.300% due 11/15/16	395	377
8.375% due 10/15/18 (Þ)	795	833
7.875% due 03/30/20 (Å)	850	873
USPI Finance Corp. 9.000% due 04/01/20 (Þ)	2,070	2,168
Valeant Pharmaceuticals International 6.750% due 08/15/21 (Þ)	840	817
7.250% due 07/15/22 (Þ)	1,365	1,361
Vanguard Health Holding Co. II LLC / Vanguard Holding Co II, Inc. 8.000% due 02/01/18	1,315	1,340
7.750% due 02/01/19 (Þ)	1,225	1,229
Vision Holdings Corp. 1.000% due 11/23/16	397	395
Vulcan Materials Co. 7.500% due 06/15/21	1,385	1,534
West Corp. 8.625% due 10/01/18	1,740	1,910

	Principal Amount ($) or Shares	Market Value $
Windstream Corp. 7.500% due 04/01/23	1,315	1,364
WireCo WorldGroup, Inc. 9.500% due 05/15/17	2,250	2,323
WMG Acquisition Corp. 11.500% due 10/01/18	1,660	1,809

		322,218

Uruguay - 0.7%
Uruguay Government International Bond 9.250% due 05/17/17	302	401
8.000% due 11/18/22	2,755	3,806
6.875% due 09/28/25	828	1,076
7.625% due 03/21/36	716	1,005

		6,288

Venezuela, Bolivarian Republic of - 2.2%
Bogota Distrito Capital 9.750% due 07/26/28	800,000	608
Petroleos de Venezuela SA Series 2014 4.900% due 10/28/14	16,478	15,036
Series 2015 5.000% due 10/28/15	183	156
Series REGS 8.500% due 11/02/17	854	762
Venezuela Government International Bond 5.750% due 02/26/16	489	443
Series REGS 13.625% due 08/15/18	1,418	1,574

		18,579

Virgin Islands, British - 0.4%
Gold Fields Orogen Holding BVI, Ltd. Series REGS 4.875% due 10/07/20	869	823
Mega Advance Investments, Ltd. 5.000% due 05/12/21 (Þ)	405	427
PCCW-HKT Capital No. 4, Ltd. 4.250% due 02/24/16	835	864
QGOG Atlantic / Alaskan Rigs, Ltd. 5.250% due 07/30/18 (Þ)	658	661
Sinochem Overseas Capital Co., Ltd. 4.500% due 11/12/20 (Þ)	1,056	1,040

		3,815

Total Long-Term Investments (cost $747,100)		757,613

Preferred Stocks - 0.2%
United States - 0.2%
Harbinger Group, Inc. (Å)(Æ)	2,000	2,033

Total Preferred Stocks (cost $2,000)		2,033

Russell Global Opportunistic Credit Fund	207

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Short-Term Investments - 10.8%
Brazil - 0.1%
JPMorgan Chase Bank NA 12.750% due 07/10/12	200		1,068

Germany - 0.1%
Deutsche Bank AG/London 10.466% due 12/22/12 (Ê)(Þ)	500		506

Ukraine - 0.5%
Ukraine Government International Bond Series REGS 6.385% due 06/26/12	4,000		4,000

United States - 10.1%
Citigroup Funding, Inc. 10.000% due 07/18/12	200		1,066
JPMorgan Chase Bank NA Series 5 Zero coupon due 08/18/12	240		1,253
Merrill Communications, LLC Term Loan B 7.500% due 11/22/12	6,743		6,339
PT Bakrie & Brothers TBK Zero coupon due 01/18/13	444		417
Russell U.S. Cash Management Fund	77,947,194	(¥)	77,947

			87,022

Total Short-Term Investments (cost $93,302)			92,596

Total Investments - 99.2% (identified cost $842,402)			852,242

Other Assets and Liabilities, Net - 0.8%			6,623

Net Assets - 100.0%			858,865

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

208	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Deutsche Bank AG	USD	2,971	CNY	18,925	05/16/12	27
Deutsche Bank AG	USD	5,074	COP	8,970,000	05/02/12	16
Deutsche Bank AG	CNY	18,925	USD	2,986	05/16/12	(12)
Deutsche Bank AG	COP	8,970,000	USD	5,000	05/02/12	(90)
Deutsche Bank AG	COP	8,970,000	USD	5,049	06/01/12	(20)
Deutsche Bank AG	EUR	185	USD	242	05/31/12	(3)
Deutsche Bank AG	EUR	223	USD	295	05/31/12	(1)
Deutsche Bank AG	EUR	400	USD	524	05/31/12	(6)
Deutsche Bank AG	EUR	561	USD	741	05/31/12	(2)
Deutsche Bank AG	EUR	13,707	USD	17,937	05/31/12	(209)
Deutsche Bank AG	GBP	241	USD	382	05/31/12	(9)
Deutsche Bank AG	GBP	544	USD	863	05/31/12	(20)
Deutsche Bank AG	MXN	40,556	USD	3,100	05/14/12	(10)
State Street Bank & Trust Co.	CHF	942	USD	1,026	05/08/12	(12)
State Street Bank & Trust Co.	EUR	59,445	USD	77,941	05/08/12	(748)
State Street Bank & Trust Co.	GBP	8,552	USD	13,551	05/08/12	(328)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(1,427)

Credit Default Swap Contracts
Credit Indices
Reference Entity	Counterparty	Notional Amount		Fund (Pays)/Receives Fixed Rate	Termination Date	Market Value $

Dow Jones CDX Index	Morgan Stanley	USD	3,000	5.000%	06/20/17	(84)
Dow Jones CDX Index	Morgan Stanley	USD	18,000	5.000%	06/20/17	(503)

Total Market Value on Open Credit Indices Premiums Paid (Received) - ($677) (å)						(587)

Index Swap Contracts
Fund Receives Underlying Security	Counterparty	Notional Amount		Fund Pays Fixed Rate	Termination Date	Market Value $

JPMorgan Emerging Market Bond Index	JPMorgan	USD	17,000	1 Month LIBOR plus 0.450%	06/06/12	56

Total Market Value of Index Swap Contracts Premiums Paid (Received) - ($-) (å)						56

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund	209

Russell Investment Company

Russell Global Opportunistic Credit Fund

Presentation of Portfolio Holdings — April 30, 2012 (Unaudited)

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Long-Term Fixed Income Investments
Argentina	$—	$19,889	$—	$19,889	2.3
Australia	—	1,515	—	1,515	0.2
Austria	—	1,289	—	1,289	0.2
Barbados	—	648	—	648	0.1
Bermuda	—	3,744	—	3,744	0.4
Brazil	—	13,191	1,068	14,259	1.7
Canada	—	8,479	—	8,479	1.0
Cayman Islands	—	13,334	—	13,334	1.6
Chile	—	3,211	—	3,211	0.4
Columbia	—	18,282	—	18,282	2.1
Croatia	—	5,161	—	5,161	0 .6
Cyprus	—	554	—	554	0.1
Denmark	—	2,134	—	2,134	0.2
Dominican Republic	—	50	—	50	—	*
El Salvador	—	3,424	—	3,424	0.4
France	—	8,020	—	8,020	0.9
Germany	—	9,782	—	9,782	1.1
Ghana	—	895	—	895	0.1
Hungary	—	4,371	—	4,371	0.5
India	—	612	—	612	0.1
Indonesia	—	10,922	—	10,922	1.3
Iraq	—	10,157	—	10,157	1.2
Ireland	—	8,804	—	8,804	1.0
Jersey	—	574	—	574	0.1
Kazakhstan	—	11,660	—	11,660	1.4
Lithuania	—	5,684	—	5,684	0.7
Luxembourg	—	36,092	—	36,092	4.2
Malaysia	—	8,867	—	8,867	1.0
Mexico	—	27,388	—	27,388	3.2
Netherlands	—	23,507	—	23,507	2.7
Panama	—	13,364	—	13,364	1.5
Peru	—	3,835	—	3,835	0.4
Philippines	—	8,328	—	8,328	1.0
Poland	—	16,496	—	16,496	1.9
Puerto Rico	—	2,038	—	2,038	0.2
Qatar	—	6,950	—	6,950	0.8
Romania	—	359	—	359	—	*
Russia	—	26,474	—	26,474	3 .1
Singapore	—	1,348	—	1,348	0 .2
South Africa	—	10,363	—	10,363	1.2
South Korea	—	1, 503	—	1,503	0.2
Spain	—	6,558	—	6,558	0.8
Sweden	—	2,351	—	2,351	0.3
Switzerland	—	—	1,681	1,681	0.2
Turkey	—	15,006	—	15,006	1.7
Ukraine	—	5,489	—	5,489	0.6
United Arab Emirates	—	1,027	—	1,027	0.1
United Kingdom	—	20,235	—	20,235	2.4
United States	—	301,618	20,600	322,218	37.5
Uruguay	—	6,288	—	6,288	0.7
Venezuela, Bolivarian Republic of	—	18,579	—	18,579	2.2
Virgin Islands, British	—	3,815	—	3,815	0.4
Preferred Stocks	—	—	2,033	2,033	0.2

See accompanying notes which are an integral part of the financial statements.

210	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Presentation of Portfolio Holdings, continued — April 30, 2012 (Unaudited)

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Short-Term Investments	$—	$89,353	$3,243	$92,596	10.8

Total Investments	—	823,617	28,625	852,242	99.2

Other Assets and Liabilities, Net					0.8

					100.0

Other Financial Instruments
Foreign Currency Exchange Contracts	—	(1,427)	—	(1,427)	(0.2)
Credit Default Swap Contracts	—	90	—	90	—	*
Index Swap Contracts	—	—	56	56	—	*

Total Other Financial Instruments**	$—	$(1,337)	$56	$(1,281)

*	Less than 0.05% of net assets.
**	Other financial instruments in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of Levels 1, 2 and 3 during the period ended April 30, 2012.

The significant inputs used in determining the fair values of Level 3 securities were as follows:

Category	Inputs	Market Value $	% of Level 3 Instruments’ Total Market Value

Brazil	Broker Quote	$1,068	3.7
Switzerland	Priced by Proxy/Reference Security	1,681	5.9
United States	Broker Quote	2,387	8.3
	Investment Manager Fair Value Recommendation	18,213	63.6
Preferred Stock	Investment Manager Fair Value Recommendation	2,033	7.1
Short-Term Investments	Broker Quote	1,990	7.0
	Priced by Proxy/Reference Security	1,253	4.4

		$28,625	100.0

A reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ended April 30, 2012 were as follows:

Category and Subcategory	Beginning Balance 11/1/2011	Gross Purchases	Gross Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)

Long-Term Fixed Income Investments
Brazil	$3,227	$—	$2,056	$27	$(42)
Switzerland	—	1,604	—	1	—
United Kingdom	1,492	—	1,485	—	(3)
United States	27,978	2,761	9,994	(3)	31
Preferred Stock	1,910	—	—	—	—
Short-Term Investments	1,366	5,067	3,018	84	(129)

Total Investments	35,973	9,432	16,553	109	(143)

Other Financial Instruments
Index Swap Contracts	—	—	—	—	—

Total Other Financial Instruments	—	—	—	—	—

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund	211

Russell Investment Company

Russell Global Opportunistic Credit Fund

Presentation of Portfolio Holdings, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Category and Subcategory	Net Transfers into Level 3	Net Transfers out of Level 3	Net change in Unrealized Appreciation/ (Depreciation)	Ending Balance at 4/30/2012	Net change in Unrealized Appreciation/ (Depreciation) on Investments held as of 4/30/2012

Long-Term Fixed Income Investments
Brazil	$—	$—	$(88)	$1,068	$(106)
Switzerland	—	—	76	1,681	76
United Kingdom	—	—	(4)	—	—
United States	—	—	(173)	20,600	83
Preferred Stock	—	—	123	2,033	123
Short-Term Investments	—	—	(127)	3,243	(127)

Total Investments	—	—	(193)	28,625	49

Other Financial Instruments
Index Swap Contracts	—	—	56	56	56

Total Other Financial Instruments	—	—	56	56	56

Fair Value of Derivative Instruments — April 30, 2012 (Unaudited)

Amounts in thousands

Derivatives not accounted for as hedging instruments	Credit Contracts	Equity Contracts	Foreign Currency Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$—	$43
Index swap contracts, at market value	—	56	—

Total	$—	$56	$43

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$—	$1,470
Credit default swap contracts, at market value	587	—	—

Total	$587	$—	$1,470

Derivatives not accounted for as hedging instruments	Credit Contracts	Equity Contracts	Foreign Currency Contracts

Location: Statement of Operations - Net realized gain (loss)
Credit default swap contracts	$1,132	$—	$—
Index swap contracts	—	674	—
Foreign currency-related transactions	—	—	1,749

Total	$1,132	$674	$1,749

See accompanying notes which are an integral part of the financial statements.

212	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Fair Value of Derivative Instruments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Derivatives not accounted for as hedging instruments	Credit Contracts	Equity Contracts	Foreign Currency Contracts

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Credit default swap contracts	$(628)	$—	$—
Index swap contracts	—	56	—
Foreign currency-related transactions	—	—	1,359

Total	$(628)	$56	$1,359

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund	213

Russell Investment Company

Russell Global Opportunistic Credit Fund

Statement of Assets and Liabilities — April 30, 2012 (Unaudited)

Amounts in thousands

Assets
Investments, at identified cost	$842,402
Investments, at market*	852,242
Cash	460
Cash (restricted)	2,303
Foreign currency holdings**	2,174
Unrealized appreciation on foreign currency exchange contracts	43
Receivables:
Dividends and interest	14,690
Dividends from affiliated Russell money market funds	10
Investments sold	4,719
Fund shares sold	1,095
Foreign taxes recoverable	55
From affiliates	1
Prepaid expenses	1
Unrealized appreciation on index swap contracts, at market	56

Total assets	877,849

Liabilities
Payables:
Due to broker	1,188
Investments purchased	14,395
Fund shares redeemed	648
Accrued fees to affiliates	584
Other accrued expenses	112
Unrealized depreciation on foreign currency exchange contracts	1,470
Credit default swap contracts, at market value***	587

Total liabilities	18,984

Net Assets	$858,865

See accompanying notes which are an integral part of the financial statements.

214	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Statement of Assets and Liabilities, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$19,609
Accumulated net realized gain (loss)	(1,140)
Unrealized appreciation (depreciation) on:
Investments	9,840
Credit default swap contracts	90
Index swap contracts	56
Foreign currency-related transactions	(1,393)
Shares of beneficial interest	830
Additional paid-in capital	830,973

Net Assets	$858,865

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(a)	$10.31
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$10.71
Class A — Net assets	$5,993,451
Class A — Shares outstanding ($.01 par value)	581,223
Net asset value per share: Class C(a)	$10.27
Class C — Net assets	$5,220,554
Class C — Shares outstanding ($.01 par value)	508,392
Net asset value per share: Class E(a)	$10.32
Class E — Net assets	$14,959,755
Class E — Shares outstanding ($.01 par value)	1,449,296
Net asset value per share: Class S(a)	$10.34
Class S — Net assets	$463,541,984
Class S — Shares outstanding ($.01 par value)	44,823,909
Net asset value per share: Class Y(a)	$10.35
Class Y — Net assets	$369,149,734
Class Y — Shares outstanding ($.01 par value)	35,673,013
Amounts in thousands

* Foreign currency holdings — cost	$2,166
** Investments in affiliates, Russell U.S. Cash Management Fund, Russell Investment Company Liquidating Trust and Russell U.S. Cash Collateral Fund	$77,947
*** Credit default swap contracts — premiums paid (received)	$(677)
(a)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund	215

Russell Investment Company

Russell Global Opportunistic Credit Fund

Statement of Operations — For the Period Ended April 30, 2012 (Unaudited)

Amounts in thousands

Investment Income
Dividends	$87
Dividends from affiliated Russell money market funds	45
Interest	29,001
Less foreign taxes withheld	(12)

Total investment income	29,121

Expenses
Advisory fees	4,002
Administrative fees	200
Custodian fees	92
Distribution fees - Class A	5
Distribution fees - Class C	14
Transfer agent fees - Class A	4
Transfer agent fees - Class C	3
Transfer agent fees - Class E	13
Transfer agent fees - Class S	388
Transfer agent fees - Class Y	8
Professional fees	42
Registration fees	47
Shareholder servicing fees - Class C	4
Shareholder servicing fees - Class E	18
Trustees’ fees	10
Printing fees	73
Miscellaneous	17

Expenses before reductions	4,940
Expense reductions	(1,325)

Net expenses	3,615

Net investment income (loss)	25,506

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(2,391)
Credit default swap contracts	1,132
Index swap contracts	674
Foreign currency-related transactions	1,693

Net realized gain (loss)	1,108

Net change in unrealized appreciation (depreciation) on:
Investments	24,726
Credit default swap contracts	(628)
Index swap contracts	56
Foreign currency-related transactions	1,330

Net change in unrealized appreciation (depreciation)	25,484

Net realized and unrealized gain (loss)	26,592

Net Increase (Decrease) in Net Assets from Operations	$52,098

See accompanying notes which are an integral part of the financial statements.

216	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Statements of Changes in Net Assets

Amounts in thousands	Period Ended April 30, 2012 (Unaudited)	Fiscal Year Ended October 31, 2011

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$25,506	$41,662
Net realized gain (loss)	1,108	3,562
Net change in unrealized appreciation (depreciation)	25,484	(20,070)

Net increase (decrease) in net assets from operations	52,098	25,154

Distributions
From net investment income
Class A	(170)	(4)
Class C	(192)	(8)
Class E	(844)	(8)
Class S	(26,090)	(2,509)
Class Y	(20,978)	(3,474)
From net realized gain
Class C	—	(1)
Class S	—	(90)
Class Y	—	(122)

Net decrease in net assets from distributions	(48,274)	(6,216)

Share Transactions
Net increase (decrease) in net assets from share transactions	77,932	138,088

Total Net Increase (Decrease) in Net Assets	81,756	157,026

Net Assets
Beginning of period	777,109	620,083

End of period	$858,865	$777,109

Undistributed (overdistributed) net investment income included in net assets	$19,609	$42,377

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund	217

Russell Investment Company

Russell Global Opportunistic Credit Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Class A
April 30, 2012*	10.32	.31	.31	.62	(.63)	—
October 31, 2011	10.09	.57	(.25)	.32	(.09)	—	(f)
October 31, 2010(7)	10.00	.03	.06	.09	—	—
Class C
April 30, 2012*	10.25	.27	.32	.59	(57)	—
October 31, 2011	10.08	.48	(.23)	.25	(.08)	—	(f)
October 31, 2010(7)	10.00	.02	.06	.08	—	—
Class E
April 30, 2012*	10.32	.31	.32	.63	(.63)	—
October 31, 2011	10.09	.56	(.24)	.32	(.09)	—	(f)
October 31, 2010(7)	10.00	.03	.06	.09	—	—
Class S
April 30, 2012*	10.35	.32	.32	.64	(.65)	—
October 31, 2011	10.09	.58	(.22)	.36	(.10)	—	(f)
October 31, 2010(7)	10.00	.03	.06	.09	—	—
Class Y
April 30, 2012*	10.36	.32	.32	.64	(.65)	—
October 31, 2011	10.09	.58	(.21)	.37	(.10)	—	(f)
October 31, 2010(7)	10.00	.03	.06	.09	—	—

See accompanying notes which are an integral part of the financial statements.

218	Russell Global Opportunistic Credit Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.63)	10.31	6.48	5,993	1.55	1.18	6.12	52
(.09)	10.32	3.24	2,468	1.57	1.20	5.58	126
—	10.09	.90	234	1.88	1.51	3.13	4

(.57)	10.27	6.15	5,220	2.30	1.93	5.37	52
(.08)	10.25	2.51	3,432	2.32	1.95	4.78	126
—	10.08	.80	664	2.63	2.26	2.53	4

(.63)	10.32	6.51	14,960	1.55	1.18	6.10	52
(.09)	10.32	3.22	14,029	1.57	1.20	5.53	126
—	10.09	.90	885	1.88	1.51	3.80	4

(.65)	10.34	6.61	463,542	1.30	.93	6.35	52
(.10)	10.35	3.57	412,737	1.32	.95	5.71	126
—	10.09	.90	247,804	1.63	1.26	3.58	4

(.65)	10.35	6.69	369,150	1.12	.84	6.43	52
(.10)	10.36	3.69	344,443	1.14	.86	5.73	126
—	10.09	.90	370,496	1.46	1.18	3.37	4

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund	219

Russell Investment Company

Russell Strategic Bond Fund

Shareholder Expense Example — April 30, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Semi-annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from November 1, 2011 to April 30, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,040.02	$1,019.94
Expenses Paid During Period*	$5.02	$4.97

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,036.15	$1,016.21
Expenses Paid During Period*	$8.81	$8.72

*	Expenses are equal to the Fund’s annualized expense ratio of 1.74% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,040.50	$1,020.14
Expenses Paid During Period*	$4.82	$4.77

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,041.96	$1,021.48
Expenses Paid During Period*	$3.45	$3.42

*	Expenses are equal to the Fund’s annualized expense ratio of 0.68% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

220	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Shareholder Expense Example, continued — April 30, 2012 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,041.16	$1,021.18
Expenses Paid During Period*	$3.76	$3.72

*	Expenses are equal to the Fund’s annualized expense ratio of 0.74% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,042.44	$1,021.98
Expenses Paid During Period*	$2.95	$2.92

*	Expenses are equal to the Fund’s annualized expense ratio of 0.58% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Strategic Bond Fund	221

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Long-Term Investments - 90.2%
Asset-Backed Securities - 7.0%
Accredited Mortgage Loan Trust Series 2005-4 Class A2D 0.559% due 12/25/35 (Ê)	1,388	940
ACE Securities Corp. Series 2005-HE5 Class M1 0.709% due 08/25/35 (Ê)	730	711
Series 2005-SD3 Class A 0.639% due 08/25/45 (Ê)	521	496
Series 2006-HE4 Class A2A 0.299% due 10/25/36 (Ê)	153	41
Series 2006-OP2 Class A2C 0.389% due 08/25/36 (Ê)	11,298	4,400
Ally Master Owner Trust Series 2011-3 Class A2 1.810% due 05/15/16	9,515	9,656
Series 2012-1 Class A2 1.440% due 02/15/17	7,100	7,129
AmeriCredit Automobile Receivables Trust Series 2010-1 Class B 3.720% due 11/17/14	1,105	1,123
Series 2010-4 Class A2 0.960% due 05/08/14	1,923	1,924
Series 2010-4 Class B 1.990% due 10/08/15	3,505	3,535
Series 2011-2 Class A3 1.610% due 10/08/15	3,790	3,823
Series 2011-3 Class B 2.280% due 06/08/16	7,160	7,281
Series 2012-2 Class A1 0.300% due 05/08/13	14,020	14,020
Ameriquest Mortgage Securities, Inc. Series 2004-R10 Class A5 0.629% due 11/25/34 (Ê)	2	2
Series 2005-R3 Class A1A 0.439% due 05/25/35 (Ê)	1,114	1,103
Series 2005-R6 Class A2 0.439% due 08/25/35 (Ê)	3,980	3,823
Argent Securities, Inc. Series 2005-W2 Class A2B1 0.439% due 10/25/35 (Ê)	3,463	3,144
Series 2005-W2 Class A2B2 0.499% due 10/25/35 (Ê)	619	560
Series 2005-W5 Class A2D 0.559% due 01/25/36 (Ê)	7,650	2,855
Asset Backed Funding Certificates Series 2006-HE1 Class A2C 0.399% due 01/25/37 (Ê)	21,085	7,346
Asset Backed Securities Corp. Home Equity Series 2004-HE6 Class A1 0.514% due 09/25/34 (Ê)	80	72
Series 2006-HE3 Class A4 0.409% due 03/25/36 (Ê)	3,290	2,458
Series 2006-HE5 Class A5 0.479% due 07/25/36 (Ê)	8,729	3,147

	Principal Amount ($) or Shares	Market Value $
Bayview Financial Acquisition Trust Series 2004-C Class A1 0.869% due 05/28/44 (Ê)	184	170
Series 2006-A Class 1A3 5.865% due 02/28/41	1,880	1,621
Bear Stearns Asset Backed Securities Trust Series 2007-HE5 Class 1A2 0.419% due 06/25/47 (Ê)	3,500	2,586
BNC Mortgage Loan Trust Series 2007-2 Class A2 0.339% due 05/25/37 (Ê)	304	274
Brazos Higher Education Authority Series 2005-3 Class A14 0.584% due 09/25/23 (Ê)	4,833	4,763
Series 2010-1 Class A2 1.691% due 02/25/35 (Ê)	5,000	4,750
Series 2011-2 Class A2 1.316% due 07/25/29 (Ê)	9,200	9,059
CarMax Auto Owner Trust Series 2010-1 Class A3 1.560% due 07/15/14	2,049	2,056
Carrington Mortgage Loan Trust Series 2006-NC1 Class A4 0.549% due 01/25/36 (Ê)	18,100	7,434
Centex Home Equity Series 2002-D Class AF4 5.210% due 11/25/28	111	110
Series 2006-A Class AV4 0.489% due 06/25/36 (Ê)	1,800	1,035
Chase Issuance Trust Series 2007-A17 Class A 5.120% due 10/15/14	3,105	3,173
Series 2008-A8 1.439% due 05/15/17 (Ê)	2,500	2,580
CIT Education Loan Trust Series 2007-1 Class A 0.564% due 03/25/42 (Ê)(Þ)	5,292	4,818
CIT Mortgage Loan Trust Series 2007-1 Class 2A1 1.239% due 10/25/37 (Ê)(Þ)	406	403
Series 2007-1 Class 2A2 1.489% due 10/25/37 (Ê)(Þ)	2,100	1,642
Series 2007-1 Class 2A3 1.689% due 10/25/37 (Å)(Ê)	3,900	1,766
Citibank Credit Card Issuance Trust Series 2008-A5 Class A5 4.850% due 04/22/15	4,555	4,747
Citibank Omni Master Trust Series 2009-A8 Class A8 2.340% due 05/16/16 (Ê)(Þ)	6,300	6,305
Citicorp Residential Mortgage Securities, Inc. Series 2007-1 Class A5 6.046% due 03/25/37	954	706
Citigroup Mortgage Loan Trust, Inc. Series 2006-WFH3 Class A3 0.389% due 10/25/36 (Ê)	2,237	2,109

222	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-AHL3 Class A3A 0.299% due 07/25/45 (Ê)	845	596
Series 2007-AMC4 Class A2A 0.299% due 05/25/37 (Ê)	315	304
Series 2007-WFH1 Class A4 0.439% due 01/25/37 (Ê)	11,880	5,569
Conseco Finance Home Loan Trust Series 2000-E Class M1 8.130% due 08/15/31	335	325
Conseco Finance Securitizations Corp. Series 2001-4 Class A4 7.360% due 08/01/32	3,313	3,516
Conseco Financial Corp. Series 1997-5 Class A6 6.820% due 05/15/29	194	203
Series 1997-7 Class A6 6.760% due 07/15/29	466	501
Countrywide Asset-Backed Certificates Series 2004-6 Class 2A5 0.629% due 11/25/34 (Ê)	362	335
Series 2005-4 Class AF3 4.456% due 10/25/35	233	225
Series 2005-7 Class AF3 4.454% due 10/25/35	4	4
Series 2005-12 Class 2A3 5.069% due 02/25/36	561	507
Series 2005-17 Class 4A2A 0.499% due 05/25/36 (Ê)	1,917	1,838
Series 2006-3 Class 2A2 0.419% due 06/25/36 (Ê)	2,478	2,040
Series 2006-11 Class 1AF3 5.692% due 09/25/46	1,906	1,281
Series 2006-13 Class 1AF3 5.944% due 01/25/37	3,841	2,436
Series 2006-BC1 Class 2A2 0.419% due 04/25/36 (Ê)	151	144
Series 2006-S1 Class A2 5.549% due 08/25/21	57	52
Series 2007-4 Class A2 5.530% due 09/25/37	3,572	3,182
Series 2007-7 Class 2A1 0.319% due 10/25/47 (Ê)	45	45
Countrywide Home Equity Loan Trust Series 2006-HW Class 2A1B 0.390% due 11/15/36 (Ê)	2,167	1,590
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB6 Class M1 0.939% due 12/25/33 (Ê)	4,814	3,883
Series 2004-CB7 Class AF5 4.585% due 10/25/34	770	758
Series 2007-CB3 Class A1 5.225% due 03/25/37	14,777	5,251
DT Auto Owner Trust Series 2009-1 Class A1 2.980% due 10/15/15 (Þ)	1,272	1,276
Series 2011-3A Class A 1.400% due 08/15/14 (Þ)	3,849	3,854

	Principal Amount ($) or Shares	Market Value $
Series 2012-1A Class A 1.060% due 01/15/15 (Å)	8,920	8,920
Education Funding Capital Trust I Series 2004-1 Class A2 0.634% due 12/15/22 (Ê)	1,989	1,974
Educational Services of America, Inc. Series 2010-1 Class A1 1.316% due 07/25/23 (Ê)(Þ)	2,810	2,793
Equifirst Mortgage Loan Trust Series 2003-2 Class M2 1.939% due 09/25/33 (Ê)	2,476	2,102
Fannie Mae Grantor Trust Series 2003-T4 Class 2A5 5.407% due 09/26/33	710	753
Fannie Mae REMICS Series 1996-46 Class ZA 7.500% due 11/25/26	157	178
Federal Home Loan Mortgage Corp. Structured Pass Through Securities Series 2000-30 Class A5 6.602% due 12/25/30	487	529
First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF3 Class M1 0.639% due 04/25/35 (Ê)	2,097	2,032
Series 2005-FF5 Class M1 0.689% due 03/25/35 (Ê)	2,513	2,357
Series 2007-FF1 Class A2B 0.329% due 01/25/38 (Ê)	14,017	7,217
Series 2007-FF1 Class A2C 0.379% due 01/25/38 (Ê)	15,010	6,557
First NLC Trust Series 2005-2 Class AV2 0.539% due 09/25/35 (Ê)	34	34
Ford Credit Floorplan Master Owner Trust Series 2010-5 Class A1 1.500% due 09/15/15	4,380	4,418
Freddie Mac REMICS Series 1991-1037 Class Z 9.000% due 02/15/21	29	29
Series 1994-1730 Class Z 7.000% due 05/15/24	194	226
Fremont Home Loan Trust Series 2006-E Class 2A1 0.299% due 01/25/37 (Ê)	22	22
GCO Education Loan Funding Trust Series 2006-1 Class A10L 0.681% due 02/27/28 (Ê)	700	598
Series 2006-1 Class A11L 0.721% due 05/25/36 (Ê)	1,400	1,141
Series 2006-1 Class A8L 0.621% due 05/25/25 (Ê)	5,100	4,636
GMAC Mortgage Corp. Loan Trust Series 2007-HE3 Class 1A1 7.000% due 09/25/37	697	506
Series 2007-HE3 Class 2A1 7.000% due 09/25/37	967	654

Russell Strategic Bond Fund	223

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Goal Capital Funding Trust Series 2010-1 Class A 1.191% due 08/25/48 (Ê)(Þ)	3,089	2,972
Government National Mortgage Association Series 1998-23 Class ZA 6.500% due 09/20/28	978	1,147
Green Tree Financial Corp. Series 1994-1 Class A5 7.650% due 04/15/19	1,209	1,277
GSAA Trust Series 2006-2 Class 2A3 0.509% due 12/25/35 (Ê)	3,270	3,007
GSAMP Trust Series 2007-FM1 Class A2A 0.309% due 12/25/36 (Ê)	689	456
Home Equity Asset Trust Series 2005-6 Class M1 0.709% due 12/25/35 (Ê)	525	401
HSBC Home Equity Loan Trust Series 2005-1 Class A 0.530% due 01/20/34 (Ê)	1,899	1,742
Series 2006-2 Class A1 0.390% due 03/20/36 (Ê)	3,427	3,169
Series 2007-1 Class AS 0.440% due 03/20/36 (Ê)	3,050	2,602
Series 2007-2 Class A3V 0.460% due 07/20/36 (Ê)	5,360	4,857
Series 2007-3 Class APT 1.440% due 11/20/36 (Ê)	3,549	3,197
HSI Asset Securitization Corp. Trust Series 2007-WF1 Class 2A4 0.489% due 05/25/37 (Ê)	9,069	3,926
Indymac Residential Asset Backed Trust Series 2006-H2 Class A 0.389% due 06/28/36 (Ê)	1,227	522
JPMorgan Mortgage Acquisition Corp. Series 2007-CH1 Class AV4 0.369% due 11/25/36 (Ê)	2,777	2,227
Series 2007-CH1 Class MV1 0.469% due 11/25/36 (Ê)	2,374	1,133
Series 2007-CH2 Class AV4 0.389% due 01/25/37 (Ê)	22,370	10,596
Series 2007-HE1 Class AV1 0.299% due 03/25/47 (Ê)	124	104
Series 2007-HE1 Class AV3 0.429% due 03/25/47 (Ê)	9,263	3,077
KnowledgeWorks Foundation Series 2010-1 Class A 1.441% due 02/25/42 (Ê)	1,941	1,876
Lehman XS Trust Series 2006-9 Class A1B 0.399% due 05/25/46 (Ê)	1,730	1,155
Series 2006-13 Class 1A2 0.409% due 09/25/36 (Ê)	1,643	1,045
Series 2006-19 Class A2 0.409% due 12/25/36 (Ê)	2,451	1,573
Series 2006-4N Class A2A 0.459% due 04/25/46 (Ê)	2,881	1,498

	Principal Amount ($) or Shares	Market Value $
Long Beach Mortgage Loan Trust Series 2002-5 Class M1 1.484% due 11/25/32 (Ê)	2,421	1,721
Series 2004-4 Class 1A1 0.799% due 10/25/34 (Ê)	39	31
Series 2004-4 Class M1 1.139% due 10/25/34 (Ê)	10,600	8,504
Series 2004-6 Class A3 1.539% due 11/25/34 (Ê)	4,284	3,334
Massachusetts Educational Financing Authority Series 2008-1 Class A1 1.416% due 04/25/38 (Ê)	3,340	3,335
Mastr Asset Backed Securities Trust Series 2005-WMC1 Class M2 0.689% due 03/25/35 (Ê)	3,544	3,154
Series 2006-AB1 Class A2 0.469% due 02/25/36 (Ê)	6,008	5,218
Series 2007-HE1 Class A1 0.319% due 05/25/37 (Ê)	203	191
Mid-State Trust Series 2010-1 Class M 5.250% due 12/15/45 (Þ)	4,094	4,134
Missouri Higher Education Loan Authority Series 2010-1 Class A1 1.441% due 11/26/32 (Ê)	5,277	5,234
Morgan Stanley ABS Capital I Series 2006-HE1 Class A3 0.419% due 01/25/36 (Ê)	2,470	2,322
Series 2006-HE5 Class A2D 0.489% due 08/25/36 (Ê)	3,650	1,228
Series 2006-NC2 Class A2D 0.529% due 02/25/36 (Ê)	11,837	4,877
Series 2006-WMC2 Class A2FP 0.289% due 07/25/36 (Ê)	54	16
Series 2007-HE5 Class A2C 0.489% due 03/25/37 (Ê)	3,000	994
Morgan Stanley IXIS Real Estate Capital Trust Series 2006-2 Class A1 0.289% due 11/25/36 (Ê)	4	1
Nationstar Home Equity Loan Trust Series 2007-A Class AV4 0.469% due 03/25/37 (Ê)	6,789	3,290
New Century Home Equity Loan Trust Series 2005-A Class A5 5.119% due 08/25/35	2,621	1,428
Nissan Auto Receivables Owner Trust Series 2009-1 Class A3 5.000% due 09/15/14	889	895
Northstar Education Finance, Inc. Series 2005-1 Class A1 0.566% due 10/28/26 (Ê)	709	704
Series 2007-1 Class A3 0.526% due 01/29/46 (Ê)	4,850	4,317
Series 2007-1 Class A6 1.138% due 01/29/46 (Ê)	975	775

224	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-1 Class A8 1.137% due 01/29/46 (Ê)	1,525	1,228
Option One Mortgage Loan Trust Series 2005-4 Class A3 0.499% due 11/25/35 (Ê)	163	156
Series 2007-4 Class 2A2 0.419% due 04/25/37 (Ê)	9,778	4,640
Panhandle-Plains Higher Education Authority, Inc. Series 2010-2 Class A1 1.598% due 10/01/35 (Ê)	3,985	3,975
Series 2011-1 Class A3 1.418% due 10/01/37 (Ê)	2,500	2,354
Park Place Securities, Inc. Series 2004-MHQ1 Class M1 0.939% due 12/25/34 (Ê)	449	446
Series 2004-WWF1 Class M2 0.919% due 12/25/34 (Ê)	8,402	8,248
Series 2005-WHQ2 Class A2D 0.569% due 05/25/35 (Ê)	4,612	4,449
Series 2005-WLL1 Class M1 0.659% due 03/25/35 (Ê)	1,788	1,676
People’s Choice Home Loan Securities Trust Series 2005-3 Class M1 0.739% due 08/25/35 (Ê)	1,267	1,194
Popular ABS Mortgage Pass-Through Trust Series 2005-6 Class A3 5.399% due 01/25/36	1,045	728
Series 2006-C Class A4 0.489% due 07/25/36 (Ê)	14,824	8,918
Series 2006-D Class A3 0.499% due 11/25/46 (Ê)	3,814	1,915
Renaissance Home Equity Loan Trust Series 2005-2 Class AF4 4.934% due 08/25/35	815	636
Series 2005-4 Class A3 5.565% due 02/25/36	191	163
Series 2006-1 Class AF3 5.608% due 05/25/36	77	45
Series 2006-1 Class AF6 5.746% due 05/25/36	1,668	1,079
Series 2006-2 Class AF2 5.762% due 08/25/36	265	172
Series 2007-1 Class AF2 5.512% due 04/25/37	6,125	2,440
Series 2007-2 Class AF2 5.675% due 06/25/37	1,855	767
Series 2007-2 Class AF4 5.906% due 06/25/37	5,423	2,327
Series 2007-2 Class AF6 5.879% due 06/25/37	2,256	980
Series 2007-3 Class AF2 6.998% due 09/25/37	4,352	1,871
Residential Asset Mortgage Products, Inc. Series 2003-RS11 Class AI6A 5.980% due 12/25/33	1,138	1,041

	Principal Amount ($) or Shares	Market Value $
Series 2006-RS1 Class AI2 0.469% due 01/25/36 (Ê)	1,727	1,367
Series 2007-RS2 Class A1 0.359% due 05/25/37 (Ê)	22	22
Residential Asset Securities Corp. Series 2001-KS3 Class AII 0.699% due 09/25/31 (Ê)	143	110
Series 2003-KS4 Class AIIB 0.819% due 06/25/33 (Ê)	210	120
Series 2005-AHL1 Class A2 0.509% due 07/25/35 (Ê)	122	121
Series 2005-KS10 Class 1A2 0.489% due 11/25/35 (Ê)	148	146
Series 2005-KS12 Class A2 0.489% due 01/25/36 (Ê)	3,399	3,239
Series 2005-KS12 Class A3 0.559% due 01/25/36 (Ê)	894	698
Series 2006-KS3 Class AI3 0.409% due 04/25/36 (Ê)	258	236
Santander Drive Auto Receivables Trust Series 2010-2 Class A2 0.950% due 08/15/13	1,960	1,960
Series 2010-A Class A2 1.370% due 08/15/13 (Þ)	3,231	3,235
Series 2010-B Class A2 1.010% due 07/15/13 (Þ)	1,870	1,871
Series 2011-2 Class B 2.660% due 01/15/16	2,900	2,914
Series 2011-3 Class B 2.500% due 12/15/15	8,415	8,520
Series 2012-1 Class B 2.720% due 05/16/16	5,375	5,468
Series 2012-2 Class B 2.090% due 08/15/16	6,840	6,858
Securitized Asset Backed Receivables LLC Series 2007-BR2 Class A2 0.469% due 02/25/37 (Ê)	3,592	1,257
Series 2007-HE1 Class A2A 0.299% due 12/25/36 (Ê)	785	176
Series 2007-NC1 Class A2B 0.389% due 12/25/36 (Ê)	9,135	3,243
SG Mortgage Securities Trust Series 2006-FRE1 Class A2B 0.419% due 02/25/36 (Ê)	4,669	2,213
Series 2006-OPT2 Class A3C 0.389% due 10/25/36 (Ê)	15,160	4,767
SLM Student Loan Trust Series 2003-12 Class A4 0.664% due 12/17/18 (Ê)	958	957
Series 2006-5 Class A6B 0.586% due 10/25/40 (Ê)	5,100	4,580
Series 2008-7 Class A2 0.966% due 10/25/17 (Ê)	29,226	29,138
Series 2011-A Class A2 4.370% due 04/17/28 (Þ)	3,605	3,764
Series 2011-B Class A2 3.740% due 02/15/29 (Þ)	9,330	9,412

Russell Strategic Bond Fund	225

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Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2012-A Class A2 3.830% due 01/17/45 (Þ)	6,290	6,376
Series 2012-B Class A2 3.480% due 10/15/30 (Å)	4,600	4,625
Small Business Administration Participation Certificates Series 1997-20D Class 1 7.500% due 04/01/17	444	488
Series 2004-20F Class 1 5.520% due 06/01/24	178	200
Series 2005-20G Class 1 4.750% due 07/01/25	2,380	2,622
Soundview Home Equity Loan Trust Series 2005-DO1 Class M2 0.689% due 05/25/35 (Ê)	892	842
Series 2005-OPT4 Class 2A3 0.499% due 12/25/35 (Ê)	16,072	14,617
Series 2006-EQ2 Class A3 0.399% due 01/25/37 (Ê)	17,529	6,393
Series 2006-OPT5 Class 2A4 0.479% due 07/25/36 (Ê)	10,125	3,641
Series 2006-OPT5 Class M3 0.559% due 07/25/36 (Ê)	635	2
Series 2007-OPT1 Class 2A1 0.319% due 06/25/37 (Ê)	628	517
Specialty Underwriting & Residential Finance Series 2005-AB2 Class A1C 0.629% due 06/25/36 (Ê)	2,371	2,258
Series 2005-BC4 Class A2B 0.469% due 09/25/36 (Ê)	299	296
Structured Asset Investment Loan Trust Series 2005-5 Class M1 0.659% due 06/25/35 (Ê)	1,852	1,640
Structured Asset Securities Corp. Series 2005-2XS Class 1A2A 4.510% due 02/25/35	70	70
Series 2005-4XS Class 2A1A 1.989% due 03/25/35 (Ê)	1,900	1,468
Series 2005-GEL1 Class A 0.589% due 12/25/34 (Ê)	74	73
Series 2006-WF2 Class A3 0.389% due 07/25/36 (Ê)	5,724	5,577
Series 2007-BC2 Class A3 0.369% due 03/25/37 (Ê)	5,596	4,216
Series 2007-BC3 Class 2A1 0.299% due 05/25/47 (Ê)	3,961	3,708
SunTrust Student Loan Trust Series 2006-1A Class A4 0.656% due 10/28/37 (Ê)(Þ)	5,000	4,224
US Education Loan Trust LLC Series 2006-1 Class A2 0.618% due 03/01/25 (Ê)(Þ)	1,065	1,032
Washington Mutual Asset-Backed Certificates Series 2006-HE2 Class A3 0.389% due 05/25/36 (Ê)	4,930	2,431

	Principal Amount ($) or Shares	Market Value $
Westchester CLO, Ltd. Zero coupon due 08/01/22 (Å)	13,011	11,930

		565,435

Corporate Bonds and Notes - 17.5%
ACCO Brands Corp. 10.625% due 03/15/15	3,445	3,757
Ally Financial, Inc. 4.500% due 02/11/14	1,000	1,010
3.874% due 06/20/14 (Ê)	900	887
Alta Wind Holdings LLC 7.000% due 06/30/35 (Þ)	1,889	2,070
Alterra USA Holdings, Ltd. 7.200% due 04/14/17 (Þ)	2,535	2,651
Altria Group, Inc. 9.700% due 11/10/18	3,825	5,194
10.200% due 02/06/39	2,580	4,133
American Express Bank FSB Series BKNT 6.000% due 09/13/17	600	709
American Express Centurion Bank Series BKN1 6.000% due 09/13/17	600	708
American Express Co. 7.000% due 03/19/18	400	495
American Express Credit Corp. 5.875% due 05/02/13	2,000	2,099
2.375% due 03/24/17	4,500	4,588
American International Group, Inc. 4.250% due 05/15/13	10,300	10,507
5.050% due 10/01/15	400	428
4.875% due 09/15/16	7,160	7,636
5.450% due 05/18/17	1,075	1,165
5.850% due 01/16/18	8,500	9,348
8.250% due 08/15/18	9,100	11,026
6.400% due 12/15/20	1,350	1,551
Ameriprise Financial, Inc. 7.518% due 06/01/66	3,420	3,625
AmerisourceBergen Corp. 5.875% due 09/15/15	2,495	2,863
Amgen, Inc. 6.150% due 06/01/18	5,600	6,791
Anadarko Petroleum Corp. 6.375% due 09/15/17	11,960	14,213
8.700% due 03/15/19	2,200	2,927
6.450% due 09/15/36	4,630	5,490
Anheuser-Busch Cos., Inc. 5.500% due 01/15/18	3,535	4,206
Anheuser-Busch InBev Worldwide, Inc. 4.125% due 01/15/15 (Ñ)	5,400	5,859
7.750% due 01/15/19	5,875	7,773
Apache Corp. 3.250% due 04/15/22	4,130	4,264
Arch Coal, Inc. 8.750% due 08/01/16	610	612
7.000% due 06/15/19 (Ñ)(Þ)	3,370	3,016

226	Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Aristotle Holding, Inc. 4.750% due 11/15/21 (Þ)	2,515	2,752
3.900% due 02/15/22 (Þ)	3,225	3,319
Arizona Public Service Co. 6.250% due 08/01/16	675	795
8.750% due 03/01/19	1,250	1,658
Ashtead Capital, Inc. 9.000% due 08/15/16 (Þ)	1,950	2,035
AT&T Corp. 8.000% due 11/15/31	1,184	1,697
AT&T, Inc. 2.950% due 05/15/16	5,830	6,190
6.300% due 01/15/38	1,200	1,438
6.400% due 05/15/38	3,375	4,099
Bank of America Corp. 7.375% due 05/15/14	5,300	5,744
4.750% due 08/01/15	5,235	5,463
3.625% due 03/17/16	875	872
6.500% due 08/01/16	3,500	3,827
5.625% due 10/14/16	4,680	4,973
6.000% due 09/01/17	8,105	8,670
5.750% due 12/01/17	4,095	4,342
5.875% due 01/05/21	1,075	1,125
5.700% due 01/24/22	5,500	5,774
Bank of America NA Series BKNT 0.754% due 06/15/16 (Ê)	3,100	2,749
0.774% due 06/15/17 (Ê)(Ñ)	4,175	3,615
6.100% due 06/15/17	3,845	4,107
6.000% due 10/15/36	500	485
BB&T Corp. 3.200% due 03/15/16	4,050	4,296
2.150% due 03/22/17	4,905	4,927
Bear Stearns Cos. LLC (The) 5.550% due 01/22/17	2,961	3,282
7.250% due 02/01/18	1,150	1,399
Boardwalk Pipelines, LP 5.875% due 11/15/16	3,250	3,656
Boston Scientific Corp. 4.500% due 01/15/15	4,813	5,174
Braskem America Finance Co. 7.125% due 07/22/41 (Þ)	7,455	7,492
Burlington Northern and Santa Fe Railway Co. 2005-4 Pass Through Trust 4.967% due 04/01/23	154	175
Burlington Northern Santa Fe LLC 6.875% due 12/01/27	160	198
6.750% due 03/15/29	110	136
Calpine Construction Finance Co., LP and CCFC Finance Corp. 8.000% due 06/01/16 (Þ)	8,155	8,848
Cameron International Corp. 1.414% due 06/02/14 (Ê)	1,500	1,502
Capital One Bank USA NA 8.800% due 07/15/19	1,250	1,579
Capital One Capital III 7.686% due 08/15/36	2,675	2,698

	Principal Amount ($) or Shares	Market Value $
Capital One Financial Corp. 7.375% due 05/23/14	1,964	2,176
2.150% due 03/23/15	4,850	4,882
Caterpillar, Inc. 0.663% due 05/21/13 (Ê)	5,500	5,517
CBA Capital Trust II 6.024% due 03/29/49 (ƒ)(Þ)	3,700	3,484
CCO Holdings LLC/CCO Holdings Capital Corp. 7.000% due 01/15/19	4,000	4,280
CEDC Finance Corp. International, Inc. 9.125% due 12/01/16 (Ñ)(Þ)	1,670	1,311
Cellco Partnership/Verizon Wireless Capital LLC 7.375% due 11/15/13	3,830	4,200
8.500% due 11/15/18	2,750	3,786
CenterPoint Energy Resources Corp. 6.125% due 11/01/17	860	1,004
CF Industries, Inc. 6.875% due 05/01/18	2,400	2,790
Chase Capital III Series C 1.038% due 03/01/27 (Ê)	2,740	2,095
CHS/Community Health Systems, Inc. 8.875% due 07/15/15 (Ñ)	2,741	2,830
8.000% due 11/15/19 (Ñ)(Þ)	2,375	2,512
Chubb Corp. (The) 6.375% due 03/29/67	2,450	2,508
Cigna Corp. 2.750% due 11/15/16	2,000	2,042
5.375% due 02/15/42	3,265	3,458
CIT Group, Inc. 5.250% due 04/01/14 (Þ)	1,000	1,030
7.000% due 05/02/17 (Þ)	3,720	3,729
6.625% due 04/01/18 (Ñ)(Þ)	3,155	3,431
Citigroup Capital XXI 8.300% due 12/21/57	9,335	9,481
Citigroup, Inc. 5.850% due 07/02/13	700	730
1.919% due 01/13/14 (Ê)	2,700	2,675
5.000% due 09/15/14	6,525	6,748
4.750% due 05/19/15	1,400	1,471
4.700% due 05/29/15	350	367
5.300% due 01/07/16	1,325	1,413
5.850% due 08/02/16	1,630	1,764
4.450% due 01/10/17	19,710	20,589
6.000% due 08/15/17	6,000	6,650
6.125% due 11/21/17	6,395	7,095
6.125% due 05/15/18	200	222
8.500% due 05/22/19	500	621
4.500% due 01/14/22	2,425	2,468
1.041% due 08/25/36 (Ê)	2,250	1,489
6.125% due 08/25/36	900	890
8.125% due 07/15/39	914	1,191
5.875% due 01/30/42	2,500	2,659
Comcast Corp. 5.700% due 05/15/18	3,230	3,833
6.450% due 03/15/37	300	365

Russell Strategic Bond Fund	227

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Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Commonwealth Edison Co. 5.800% due 03/15/18	4,735	5,723
Continental Airlines 2006-1 Class G Pass Through Trust Series 061G 0.834% due 06/02/13 (Ê)	2,931	2,829
Continental Airlines 2009-1 Pass Through Trust Series 09-1 9.000% due 07/08/16	3,097	3,530
Credit Suisse USA, Inc. 5.500% due 08/15/13	380	399
Crown Castle Towers LLC 3.214% due 08/15/15 (Þ)	2,140	2,176
CSC Holdings LLC 8.500% due 04/15/14	4,223	4,656
CVS Caremark Corp. 3.250% due 05/18/15	4,800	5,105
DCP Midstream Operating, LP 3.250% due 10/01/15	4,519	4,566
DDR Corp. 9.625% due 03/15/16	1,440	1,753
7.500% due 04/01/17	3,800	4,358
Delta Air Lines 2002-1 Class G-1 Pass Through Trust Series 02G1 6.718% due 01/02/23	3,271	3,442
Delta Air Lines, Inc. 9.500% due 09/15/14 (Ñ)(Þ)	2,258	2,399
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.500% due 03/01/16	13,110	13,841
3.800% due 03/15/22 (Å)	10,805	10,756
6.000% due 08/15/40	1,350	1,444
Discover Bank Series BKNT 8.700% due 11/18/19	4,475	5,644
Discover Financial Services 10.250% due 07/15/19	4,213	5,731
5.200% due 04/27/22 (Þ)	4,213	4,181
Dow Chemical Co. (The) 7.600% due 05/15/14	5,450	6,142
Duquesne Light Holdings, Inc. 6.400% due 09/15/20 (Þ)	2,700	3,081
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass Through Trust Series B 7.670% due 11/08/16	7,845	5,099
E*Trade Financial Corp. 12.500% due 11/30/17	3,791	4,417
Ecolab, Inc. 3.000% due 12/08/16	4,000	4,213
4.350% due 12/08/21	8,140	8,876
Edison Mission Energy 7.000% due 05/15/17	8,070	5,044
El Paso Corp. Series GMTN 8.050% due 10/15/30	300	344

	Principal Amount ($) or Shares	Market Value $
El Paso Natural Gas Co. 7.500% due 11/15/26	1,425	1,713
El Paso Pipeline Partners Operating Co. LLC 6.500% due 04/01/20	5,880	6,754
Energy Transfer Partners, LP 6.700% due 07/01/18	2,575	2,981
5.200% due 02/01/22	1,725	1,839
Enterprise Products Operating LLC 5.250% due 01/31/20	6,860	7,810
Series A 8.375% due 08/01/66	2,950	3,201
Series B 7.034% due 01/15/68	3,050	3,271
ERP Operating, LP 4.625% due 12/15/21	3,325	3,549
Express Scripts Holding Co. 6.250% due 06/15/14	4,605	5,063
7.250% due 06/15/19	3,857	4,826
Farmers Exchange Capital 7.050% due 07/15/28 (Þ)	5,625	6,226
Fifth Third Bancorp 3.625% due 01/25/16	4,150	4,402
First Chicago NBD Institutional Capital I 1.016% due 02/01/27 (Ê)	1,250	981
First Niagara Financial Group, Inc. 6.750% due 03/19/20	1,850	2,062
First Union Capital II Series A 7.950% due 11/15/29	1,265	1,380
Ford Motor Co. 7.125% due 11/15/25	100	111
6.375% due 02/01/29	100	111
Ford Motor Credit Co. LLC 7.000% due 10/01/13	3,000	3,210
7.000% due 04/15/15	300	334
5.875% due 08/02/21	400	452
FPL Energy Wind Funding LLC 6.876% due 06/27/17 (Þ)	1,250	1,000
FUEL Trust 3.984% due 06/15/16 (Þ)	6,530	6,765
GE Capital Trust I 6.375% due 11/15/67	2,610	2,669
General Electric Capital Corp. 5.900% due 05/13/14	2,040	2,227
5.375% due 10/20/16	1,000	1,142
0.797% due 08/07/18 (Ê)	4,010	3,695
4.375% due 09/16/20	3,100	3,322
5.875% due 01/14/38	11,225	12,550
Series EMTN 0.623% due 03/20/14 (Ê)	2,000	1,957
6.375% due 11/15/67	27,500	28,291
Series GMTN 6.150% due 08/07/37	3,035	3,518
6.875% due 01/10/39	750	950
Series MTNA 0.734% due 09/15/14 (Ê)	10,845	10,719
6.750% due 03/15/32	623	759

228	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

General Electric Co. 5.250% due 12/06/17	5,515	6,436
GenOn REMA LLC Series B 9.237% due 07/02/17	3,011	2,951
Genworth Financial, Inc. 6.150% due 11/15/66	5,960	3,643
Georgia-Pacific LLC 8.875% due 05/15/31	5,555	7,588
Gilead Sciences, Inc. 3.050% due 12/01/16	2,705	2,860
4.400% due 12/01/21	6,815	7,404
GlaxoSmithKline Capital, Inc. 4.850% due 05/15/13	6,900	7,218
Goldman Sachs Group, Inc. (The) 6.000% due 05/01/14	2,000	2,127
3.300% due 05/03/15	1,700	1,699
0.924% due 03/22/16 (Ê)	1,300	1,179
5.750% due 10/01/16	1,338	1,447
6.250% due 09/01/17	17,890	19,462
7.500% due 02/15/19	5,651	6,537
6.000% due 06/15/20	1,875	2,006
5.750% due 01/24/22	3,975	4,151
6.750% due 10/01/37	7,900	7,815
Great Plains Energy, Inc. 4.850% due 06/01/21	4,940	5,337
5.292% due 06/15/22	2,760	3,017
Hartford Financial Services Group, Inc. 5.125% due 04/15/22	2,455	2,480
HCA, Inc. 8.500% due 04/15/19	3,480	3,904
7.875% due 02/15/20	2,375	2,636
7.250% due 09/15/20	2,920	3,234
HCP, Inc. 6.300% due 09/15/16	2,700	3,062
6.000% due 01/30/17	2,250	2,522
6.700% due 01/30/18	4,000	4,680
5.375% due 02/01/21	1,800	1,983
Health Care REIT, Inc. 4.700% due 09/15/17	5,480	5,804
5.250% due 01/15/22	2,500	2,647
6.500% due 03/15/41	2,000	2,140
Healthcare Realty Trust, Inc. 6.500% due 01/17/17	3,350	3,697
Hewlett-Packard Co. 0.772% due 05/24/13 (Ê)	6,400	6,383
3.000% due 09/15/16	2,850	2,935
2.600% due 09/15/17	6,320	6,329
4.650% due 12/09/21	9,095	9,610
Historic TW, Inc. 8.050% due 01/15/16	2,900	3,398
HRPT Properties Trust 5.750% due 02/15/14	2,710	2,799
HSBC Bank USA NA 4.875% due 08/24/20	3,021	3,106
HSBC Finance Corp. 6.676% due 01/15/21	6,120	6,610

	Principal Amount ($) or Shares	Market Value $
HSBC USA, Inc. 2.375% due 02/13/15	3,810	3,852
Humana, Inc. 6.450% due 06/01/16	1,875	2,144
8.150% due 06/15/38	2,756	3,663
Indiantown Cogeneration, LP Series A-10 9.770% due 12/15/20	2,607	2,716
Intel Corp. 1.950% due 10/01/16	3,300	3,415
International Lease Finance Corp. 6.500% due 09/01/14 (Þ)	15,545	16,516
4.875% due 04/01/15	5,695	5,696
5.750% due 05/15/16	400	407
6.750% due 09/01/16 (Þ)	1,000	1,080
International Paper Co. 4.750% due 02/15/22	2,315	2,471
Ipalco Enterprises, Inc. 5.000% due 05/01/18	1,725	1,716
JetBlue Airways 2004-2 G-2 Pass Through Trust Series 04-2 0.953% due 11/15/16 (Ê)	4,039	3,494
JPMorgan Chase & Co. 5.375% due 01/15/14	2,565	2,745
5.150% due 10/01/15	3,950	4,326
6.000% due 01/15/18	8,300	9,590
6.300% due 04/23/19	3,050	3,571
4.350% due 08/15/21	2,900	3,036
5.400% due 01/06/42	5,415	5,846
Series 1 7.900% due 04/29/49 (Æ)(ƒ)	3,580	3,923
JPMorgan Chase Bank NA Series BKNT 5.875% due 06/13/16	240	269
6.000% due 10/01/17	6,400	7,348
JPMorgan Chase Capital XIII Series M 1.420% due 09/30/34 (Ê)	7,300	5,532
JPMorgan Chase Capital XX Series T 6.550% due 09/29/36	300	301
JPMorgan Chase Capital XXI Series U 1.416% due 02/02/37 (Ê)	455	337
JPMorgan Chase Capital XXIII 1.503% due 05/15/47 (Ê)	8,880	6,571
Kaiser Foundation Hospitals 4.875% due 04/01/42	1,165	1,225
Kraft Foods, Inc. 1.344% due 07/10/13 (Ê)	5,090	5,116
4.125% due 02/09/16	3,995	4,368
6.125% due 02/01/18	1,000	1,204
6.125% due 08/23/18	2,075	2,510
6.500% due 02/09/40	2,300	2,892
Liberty Property, LP 4.750% due 10/01/20	3,975	4,153

Russell Strategic Bond Fund	229

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Lorillard Tobacco Co. 6.875% due 05/01/20 (Ñ)	6,050	7,178
Lowe’s Cos., Inc. 1.625% due 04/15/17	2,990	2,992
3.120% due 04/15/22	3,530	3,579
Manufacturers & Traders Trust Co. 5.585% due 12/28/20	745	727
MassMutual Global Funding II 2.000% due 04/05/17 (Þ)	4,860	4,885
Medco Health Solutions, Inc. 7.250% due 08/15/13	4,357	4,717
Merrill Lynch & Co., Inc. 6.050% due 05/16/16	3,575	3,704
6.400% due 08/28/17	8,355	9,032
6.500% due 07/15/18	100	109
7.750% due 05/14/38	1,500	1,661
MetLife Capital Trust X 9.250% due 04/08/38 (Þ)	1,500	1,830
MetLife Global Funding I 3.125% due 01/11/16 (Þ)	5,660	5,945
MetLife, Inc. 6.400% due 12/15/36	500	489
10.750% due 08/01/39	4,440	6,172
Mirant Mid Atlantic Pass Through Trust B Series B 9.125% due 06/30/17	2,915	2,973
Molson Coors Brewing Co. 3.500% due 05/01/22	2,970	2,996
Morgan Stanley 5.375% due 10/15/15	7,000	7,221
0.916% due 10/18/16 (Ê)	5,505	4,724
5.750% due 10/18/16	1,500	1,553
5.550% due 04/27/17	2,450	2,492
6.250% due 08/28/17	1,300	1,359
5.950% due 12/28/17	2,350	2,417
6.625% due 04/01/18	9,641	10,077
Series GMTN 3.006% due 05/14/13 (Ê)	1,100	1,102
0.769% due 01/09/14 (Ê)	9,885	9,398
5.450% due 01/09/17	2,425	2,464
National City Bank Series BKNT 0.845% due 06/07/17 (Ê)	7,200	6,758
National Rural Utilities Cooperative Finance Corp. 1.900% due 11/01/15	2,370	2,441
Nationwide Financial Services, Inc. 5.375% due 03/25/21 (Þ)	4,675	4,866
NB Capital Trust IV 8.250% due 04/15/27	3,511	3,546
NBCUniversal Media LLC 4.375% due 04/01/21	4,850	5,287
NCUA Guaranteed Notes Series A4 3.000% due 06/12/19	3,500	3,770
New Cingular Wireless Services, Inc. 8.750% due 03/01/31	1,710	2,544

	Principal Amount ($) or Shares	Market Value $
Newfield Exploration Co. 5.750% due 01/30/22	1,400	1,491
Newmont Mining Corp. 4.875% due 03/15/42	4,030	3,916
News America, Inc. 8.250% due 10/17/96	240	279
Series WI 6.150% due 02/15/41	3,950	4,533
Nextel Communications, Inc. Series C 5.950% due 03/15/14	5,235	5,228
Nielsen Finance LLC/Nielsen Finance Co. 11.500% due 05/01/16	3,700	4,274
NII Capital Corp. 7.625% due 04/01/21	3,675	3,418
Nisource Finance Corp. 6.400% due 03/15/18	2,180	2,569
NRG Energy, Inc. 7.625% due 01/15/18	2,695	2,729
8.500% due 06/15/19 (Ñ)	1,660	1,693
OMX Timber Finance Investments I LLC 5.420% due 01/29/20 (Þ)	7,200	7,565
Oncor Electric Delivery Co. LLC 6.800% due 09/01/18	4,750	5,644
O’Reilly Automotive, Inc. 4.625% due 09/15/21	4,140	4,469
Pacific Bell Telephone Co. 7.375% due 07/15/43	3,571	3,830
Panhandle Eastern Pipeline Co., LP 8.125% due 06/01/19	3,542	4,374
PC Financial Partnership 5.000% due 11/15/14	3,569	3,907
Peabody Energy Corp. 7.875% due 11/01/26	500	523
PepsiCo, Inc. 2.750% due 03/05/22	1,410	1,408
Petrohawk Energy Corp. 7.250% due 08/15/18	3,760	4,286
Philip Morris International, Inc. 5.650% due 05/16/18	4,055	4,852
Phillips 66 2.950% due 05/01/17 (Þ)	4,405	4,520
4.300% due 04/01/22 (Þ)	7,905	8,245
Plains Exploration & Production Co. 6.125% due 06/15/19	950	960
Plastipak Holdings, Inc. 8.500% due 12/15/15 (Þ)	1,150	1,184
PNC Funding Corp. 3.300% due 03/08/22	4,635	4,687
Progress Energy, Inc. 7.050% due 03/15/19	2,550	3,211
ProLogis, LP 1.875% due 11/15/37	2,550	2,540
Prudential Financial, Inc. 3.875% due 01/14/15	5,675	5,987
Prudential Holdings LLC 8.695% due 12/18/23 (Þ)	5,600	7,046

230	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series FSA 1.349% due 12/18/17 (Ê)(Þ)	3,500	3,284
Public Service Co. of New Mexico 7.950% due 05/15/18	3,320	4,064
Puget Sound Energy, Inc. Series A 6.974% due 06/01/67	1,500	1,546
Quebecor World Capital Corp. 6.125% due 11/15/13 (Ø)	1,955	—
4.875% due 01/02/49 (Ø)	625	—
QVC, Inc. 7.500% due 10/01/19 (Þ)	4,207	4,628
Qwest Communications International, Inc. 8.000% due 10/01/15	1,175	1,251
Range Resources Corp. 7.500% due 10/01/17	550	578
7.250% due 05/01/18	800	848
Rensselaer Polytechnic Institute 5.600% due 09/01/20	4,675	5,364
Rockies Express Pipeline LLC 6.850% due 07/15/18 (Ñ)(Þ)	4,595	4,492
Rock-Tenn Co. 4.450% due 03/01/19 (Þ)	2,985	3,039
Rohm & Haas Co. 6.000% due 09/15/17	100	117
Sabine Pass LNG, LP 7.250% due 11/30/13	8,590	8,998
7.500% due 11/30/16	500	536
7.500% due 11/30/16 (Þ)	2,900	2,995
SABMiller Holdings, Inc. 2.450% due 01/15/17 (Þ)	3,400	3,482
3.750% due 01/15/22 (Þ)	5,950	6,188
Santander Holdings USA, Inc. 4.625% due 04/19/16	1,460	1,455
Sempra Energy 2.000% due 03/15/14	4,180	4,252
Simon Property Group, LP 6.100% due 05/01/16	1,955	2,244
10.350% due 04/01/19	3,840	5,327
5.650% due 02/01/20	2,800	3,264
4.750% due 03/15/42	2,390	2,346
SLM Corp. 6.250% due 01/25/16	3,000	3,090
South Carolina Electric & Gas Co. 6.500% due 11/01/18	1,240	1,552
Southern Copper Corp. 6.375% due 07/27/15	1,780	2,012
Southern Natural Gas Co. LLC/Southern Natural Issuing Corp. 4.400% due 06/15/21	6,295	6,618
Southern Union Co. 3.483% due 11/01/66 (Ê)	13,467	11,363
Springleaf Finance Corp. 6.900% due 12/15/17	600	490
Steel Dynamics, Inc. 7.750% due 04/15/16	3,450	3,588
SunTrust Banks, Inc. 3.600% due 04/15/16	2,550	2,651

	Principal Amount ($) or Shares	Market Value $
Symetra Financial Corp. 8.300% due 10/15/37 (Þ)	4,035	3,944
TD Ameritrade Holding Corp. 4.150% due 12/01/14	3,665	3,914
Tenet Healthcare Corp. 10.000% due 05/01/18	765	883
8.875% due 07/01/19	1,500	1,682
Tennessee Gas Pipeline Co. 8.000% due 02/01/16	3,305	3,853
8.375% due 06/15/32	4,380	5,797
Textron, Inc. 6.200% due 03/15/15	4,305	4,727
Time Warner Cable, Inc. 6.200% due 07/01/13	5,900	6,264
Timken Co. 6.000% due 09/15/14	2,440	2,658
Transatlantic Holdings, Inc. 8.000% due 11/30/39	2,250	2,566
UAL 2009-1 Pass Through Trust Series 09-1 10.400% due 11/01/16	461	526
UBS Preferred Funding Trust V Series 1 6.243% due 05/29/49 (ƒ)	3,600	3,348
Union Electric Co. 6.400% due 06/15/17	3,145	3,804
UnitedHealth Group, Inc. 6.000% due 06/15/17	56	67
USB Capital IX 3.500% due 10/29/49 (Ê)(ƒ)	300	229
USB Realty Corp. 1.614% due 12/29/49 (Ê)(ƒ)(Þ)	2,225	1,666
Verizon Communications, Inc. 3.000% due 04/01/16	4,180	4,457
3.500% due 11/01/21	2,650	2,773
Wachovia Bank NA Series BKNT 6.600% due 01/15/38	2,725	3,361
Wachovia Capital Trust III 5.570% due 03/29/49 (Ê)(ƒ)	3,897	3,614
Wachovia Corp. 5.500% due 05/01/13	7,975	8,347
5.625% due 10/15/16	100	113
5.750% due 02/01/18	500	583
Watson Pharmaceuticals, Inc. 5.000% due 08/15/14	4,441	4,751
WEA Finance LLC / WT Finance Aust Pty, Ltd. 7.500% due 06/02/14 (Þ)	3,870	4,267
6.750% due 09/02/19 (Þ)	1,300	1,524
Wells Fargo & Co. 3.500% due 03/08/22	4,540	4,598
Series K 7.980% due 03/29/49 (ƒ)	20,000	21,700
Weyerhaeuser Co. 7.375% due 10/01/19	1,480	1,744
Williams Cos., Inc. (The) 7.875% due 09/01/21	458	582

Russell Strategic Bond Fund	231

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Williams Partners, LP/Williams Partners Finance Corp. 7.250% due 02/01/17	4,245	5,146
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375% due 03/15/22 (Ñ)(Þ)	5,565	5,454
Xylem, Inc. 3.550% due 09/20/16 (Þ)	3,225	3,356
ZFS Finance USA Trust II 6.450% due 12/15/65 (Þ)	11,635	11,402
ZFS Finance USA Trust IV 5.875% due 05/09/32 (Þ)	263	263

		1,412,937

International Debt - 7.9%
Abbey National Treasury Services PLC 4.000% due 04/27/16	3,950	3,905
Achmea Hypotheekbank NV 3.200% due 11/03/14 (Þ)	8,267	8,645
AK Transneft OJSC Via TransCapitalInvest, Ltd. 8.700% due 08/07/18 (Þ)	1,000	1,235
American International Group, Inc. 6.765% due 11/15/17 (Þ)	2,094	3,683
Anglo American Capital PLC 2.625% due 04/03/17 (Þ)	5,390	5,418
ANZ National International, Ltd. 6.200% due 07/19/13 (Þ)	5,000	5,276
ArcelorMittal 9.000% due 02/15/15	2,150	2,463
4.500% due 02/25/17	4,755	4,787
6.250% due 02/25/22	3,955	4,029
AstraZeneca PLC 5.900% due 09/15/17	1,100	1,323
Australia & New Zealand Banking Group, Ltd. 2.125% due 01/10/14 (Þ)	2,700	2,739
Avalon Capital, Ltd. 3 Series 2005-1A Class A1 0.762% due 02/24/19 (Ê)(Þ)	4,505	4,412
Series 2005-1A Class A2 0.772% due 02/24/19 (Ê)(Þ)	5,220	5,113
AWAS Aviation Capital, Ltd. 7.000% due 10/17/16 (Þ)	3,253	3,367
Bakrie Telecom Pte, Ltd. 11.500% due 05/07/15 (Þ)	3,055	2,368
Banco Santander Brasil SA 4.500% due 04/06/15 (Þ)	300	300
Banco Santander Brazil SA/Cayman Islands 2.574% due 03/18/14 (Ê)(Þ)	1,400	1,391
Bank of China Hong Kong, Ltd. 5.550% due 02/11/20 (Þ)	600	642
Bank of India Series REGS 4.750% due 09/30/15	600	611
Bank of Montreal 2.850% due 06/09/15 (Ñ)(Þ)	1,100	1,163

	Principal Amount ($) or Shares	Market Value $
2.500% due 01/11/17	5,505	5,655
Bank of New York Mellon SA Institucion de Banca Multiple 9.625% due 05/02/21 (Þ)	1,295	1,205
Bank of Nova Scotia 1.050% due 03/20/15 (Þ)	1,600	1,607
1.750% due 03/22/17 (Þ)	500	505
Bank of Scotland PLC 5.250% due 02/21/17 (Þ)	4,100	4,489
Barclays Bank PLC 2.375% due 01/13/14	1,000	1,007
6.050% due 12/04/17 (Þ)	2,700	2,708
BBVA Bancomer SA 4.500% due 03/10/16 (Þ)	600	600
6.500% due 03/10/21 (Þ)	1,200	1,212
Black Diamond CLO, Ltd. Series 2007-1A Class AD 0.716% due 04/29/19 (Ê)(Þ)	23,250	21,414
BNP Paribas SA 5.186% due 06/29/49 (ƒ)(Þ)	600	495
Bolivarian Republic of Venezuela 8.250% due 10/13/24	4,420	3,624
BP Capital Markets PLC 3.200% due 03/11/16	2,075	2,211
4.500% due 10/01/20	4,700	5,222
Braskem Finance, Ltd. 5.750% due 04/15/21 (Þ)	500	520
Caisse Centrale Desjardins du Quebec 2.650% due 09/16/15 (Þ)	6,705	6,933
Chatham Light CLO, Ltd. Series 2005-2A Class A1 0.787% due 08/03/19 (Å)(Ê)	2,914	2,855
CNOOC Finance 2012, Ltd. 3.875% due 05/02/22 (Å)	3,475	3,478
Colombia Government International Bond 6.125% due 01/18/41	1,630	2,059
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect 3.875% due 02/08/22	4,395	4,342
Corp. Andina de Fomento 8.125% due 06/04/19	970	1,214
Corp. Nacional del Cobre de Chile 7.500% due 01/15/19 (Þ)	1,900	2,413
6.150% due 10/24/36 (Þ)	100	123
Covidien International Finance SA 4.200% due 06/15/20	2,250	2,487
Credit Suisse NY 2.200% due 01/14/14	900	910
5.500% due 05/01/14	3,000	3,224
6.000% due 02/15/18	1,380	1,491
CSN Islands XI Corp. 6.875% due 09/21/19 (Þ)	300	339
CSN Resources SA 6.500% due 07/21/20 (Þ)	400	443
Dexia Credit Local SA 0.946% due 04/29/14 (Ê)(Þ)	5,300	4,952

232	Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Digicel Group, Ltd. 8.875% due 01/15/15 (Þ)	875	880
9.125% due 01/15/15 (Þ)	6,957	7,002
Series REGS 8.875% due 01/15/15	395	397
DNB Bank ASA 3.200% due 04/03/17 (Å)	1,900	1,920
Dolphin Energy, Ltd. 5.500% due 12/15/21 (Þ)	3,200	3,408
Eastern and Southern African Trade and Development Bank 6.875% due 01/09/16	2,435	2,405
Eksportfinans ASA 2.375% due 05/25/16	1,250	1,115
Electricite de France SA 5.500% due 01/26/14 (Ñ)(Þ)	1,700	1,815
6.500% due 01/26/19 (Þ)	1,700	2,007
6.950% due 01/26/39 (Þ)	1,400	1,663
Endurance Specialty Holdings, Ltd. 6.150% due 10/15/15	525	563
Enel Finance International NV 6.250% due 09/15/17 (Ñ)(Þ)	1,500	1,585
6.000% due 10/07/39 (Þ)	2,850	2,411
ENN Energy Holdings, Ltd. 6.000% due 05/13/21 (Ñ)(Þ)	300	287
Export-Import Bank of China 4.875% due 07/21/15 (Þ)	300	326
Federal Home Loan Mortgage Corp. 4.375% due 01/15/14	3,500	4,870
Gazprom OAO Via Gaz Capital SA 8.146% due 04/11/18 (Þ)	2,600	3,067
Series REGS 9.250% due 04/23/19	2,380	2,963
8.625% due 04/28/34	13,100	16,789
Gazprom OAO Via Gazprom International SA Series REGS 7.201% due 02/01/20	1,551	1,706
Gazprom OAO Via White Nights Finance BV Series REGS 10.500% due 03/08/14	300	341
Gerdau Trade, Inc. 5.750% due 01/30/21 (Ñ)(Þ)	2,700	2,859
Government of the Cayman Islands 5.950% due 11/24/19 (Þ)	3,730	4,062
Granite Mortgages PLC Series 2004-3 Class 2A1 0.754% due 09/20/44 (Ê)	358	345
Greywolf CLO, Ltd. Series 2007-1A Class A 0.738% due 02/18/21 (Ê)(Þ)	4,418	4,112
HBOS PLC Series GMTN 6.750% due 05/21/18 (Þ)	9,920	9,115
HSBC Bank USA NA NY Series CLN Zero coupon due 08/15/40	8,130	11,062

	Principal Amount ($) or Shares	Market Value $
HSBC Holdings PLC 6.500% due 05/02/36	700	772
6.500% due 09/15/37	1,200	1,331
6.800% due 06/01/38	1,375	1,553
Hutchison Whampoa International 09, Ltd. Series REGS 7.625% due 04/09/19	2,800	3,458
Hutchison Whampoa International 11, Ltd. 4.625% due 01/13/22 (Þ)	6,090	6,321
ING Bank NV 2.375% due 06/09/14 (Þ)	4,500	4,467
Intelsat Jackson Holdings SA 9.500% due 06/15/16	5,595	5,826
IPIC GMTN, Ltd. 5.500% due 03/01/22 (Þ)	2,025	2,116
6.875% due 11/01/41 (Þ)	1,800	1,922
Israel Government AID Bond 5.500% due 09/18/23	3,400	4,360
5.500% due 09/18/33	6,000	7,663
Jasper CLO, Ltd. Series 2005-1A Class A 0.736% due 08/01/17 (Ê)(Þ)	10,757	10,132
JPMorgan Chase & Co. 1.067% due 09/26/13 (Ê)	300	396
Kinross Gold Corp. 6.875% due 09/01/41 (Þ)	1,415	1,486
Koninklijke Philips Electronics NV 3.750% due 03/15/22	5,699	5,872
Korea Electric Power Corp. 5.125% due 04/23/34 (Þ)	485	498
LBG Capital No 1 PLC 8.500% due 12/29/49 (ƒ)(Þ)	300	276
Lloyds Banking Group PLC 5.920% due 12/31/49 (ƒ)(Þ)	4,870	2,995
6.657% due 12/31/49 (ƒ)(Ñ)(Þ)	4,350	2,915
Lloyds TSB Bank PLC 4.200% due 03/28/17	7,735	7,847
12.000% due 12/29/49 (ƒ)(Þ)	8,700	9,186
Majapahit Holding BV Series REGS 7.750% due 10/17/16	900	1,033
Methanex Corp. 5.250% due 03/01/22	4,275	4,446
Mexico Government International Bond 6.050% due 01/11/40	280	349
Mitsui Sumitomo Insurance Co., Ltd. 7.000% due 03/15/72 (Þ)	1,725	1,777
Mizuho Corporate Bank, Ltd. 2.550% due 03/17/17 (Þ)	3,900	3,928
Montpelier Re Holdings, Ltd. 6.125% due 08/15/13	4,985	5,177
Monument Park CDO, Ltd. Series 2004-1A Class A1 1.016% due 01/20/16 (Ê)(Þ)	679	673
Morgan Stanley Series GMTN 1.177% due 01/16/17 (Ê)	300	336

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Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

MTS International Funding, Ltd. Series REGS 8.625% due 06/22/20	200	230
MUFG Capital Finance 1, Ltd. 6.346% due 07/29/49 (ƒ)	4,050	4,266
National Australia Bank, Ltd. 5.350% due 06/12/13 (Þ)	6,725	7,053
Nationwide Building Society 6.250% due 02/25/20 (Þ)	2,600	2,763
Newcrest Finance Pty, Ltd. 4.450% due 11/15/21 (Þ)	3,600	3,709
Nexen, Inc. 6.400% due 05/15/37	290	322
7.500% due 07/30/39	3,700	4,533
Noble Group, Ltd. 6.750% due 01/29/20 (Þ)	700	686
Nokia OYJ 5.375% due 05/15/19	2,550	2,231
Nordea Bank AB 2.125% due 01/14/14 (Þ)	400	400
Norske Skogindustrier ASA 6.125% due 10/15/15 (Þ)	2,525	1,780
North American Development Bank 4.375% due 02/11/20	5,900	6,582
Novatek Finance, Ltd. 5.326% due 02/03/16 (Þ)	400	417
Odebrecht Drilling Norbe VIII/IX, Ltd. 6.350% due 06/30/21 (Þ)	1,666	1,774
Oi SA 5.750% due 02/10/22 (Þ)	6,820	6,991
Panama Government International Bond 7.250% due 03/15/15	300	348
PE Paper Escrow GmbH 12.000% due 08/01/14 (Þ)	2,450	2,646
Pernod-Ricard SA 2.950% due 01/15/17 (Þ)	13,050	13,279
5.500% due 01/15/42 (Þ)	2,880	2,944
Petrobras International Finance Co. - Pifco 3.875% due 01/27/16	4,000	4,187
5.875% due 03/01/18	700	789
8.375% due 12/10/18	400	506
5.750% due 01/20/20	320	357
5.375% due 01/27/21	2,710	2,969
6.750% due 01/27/41	2,270	2,726
Petroleos de Venezuela SA Series REGS 8.500% due 11/02/17	1,960	1,749
Petroleos Mexicanos 8.000% due 05/03/19	4,400	5,588
Series WI 6.500% due 06/02/41	1,015	1,177
PPL WEM Holdings PLC 5.375% due 05/01/21 (Þ)	2,720	2,980
Province of Ontario Canada 3.000% due 07/16/18	1,000	1,067
Province of Quebec Canada 3.500% due 07/29/20	1,600	1,746

	Principal Amount ($) or Shares	Market Value $
2.750% due 08/25/21	2,600	2,644
PTTEP Canada International Finance, Ltd. 5.692% due 04/05/21 (Þ)	2,610	2,824
Qatar Government International Bond 5.750% due 01/20/42 (Þ)	1,545	1,719
QBE Capital Funding III, Ltd. 7.250% due 05/24/41 (Þ)	3,000	2,745
Rabobank Nederland NV 11.000% due 06/29/49 (ƒ)(Þ)	4,642	5,895
Ralph Lauren Corp. 4.500% due 10/04/13	2,050	2,810
Ras Laffan Liquefied Natural Gas Co., Ltd. II 5.298% due 09/30/20 (Þ)	630	680
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.838% due 09/30/27 (Þ)	300	322
Republic of Indonesia 8.500% due 10/12/35	2,930	4,256
Republic of Venezuela 7.750% due 10/13/19	2,880	2,480
RESI Finance, LP Series 2003-D Class B3 1.541% due 12/10/35 (Ê)(Þ)	1,140	846
Series 2003-D Class B4 1.741% due 12/10/35 (Ê)(Þ)	1,326	952
Resix Finance, Ltd. Credit-Linked Notes Series 2003-D Class B7 5.991% due 12/10/35 (Ê)(Þ)	1,326	865
Resona Bank, Ltd. 5.850% due 09/29/49 (ƒ)(Þ)	600	625
Rio Tinto Finance USA PLC 3.500% due 03/22/22	3,150	3,280
Royal Bank of Scotland Group PLC Series 1 9.118% due 03/31/49 (ƒ)	2,300	2,001
Royal Bank of Scotland PLC (The) 3.250% due 01/11/14	5,500	5,532
4.875% due 08/25/14 (Þ)	4,075	4,205
1.211% due 09/29/15 (Ê)	100	83
1.247% due 10/14/16 (Ê)	100	79
Russian Foreign Bond - Eurobond 4.500% due 04/04/22 (Þ)	7,200	7,463
Series REGS 3.625% due 04/29/15	200	208
5.000% due 04/29/20	100	108
Silverstone Master Issuer PLC Series 2012-1A Class 2A1 2.116% due 01/21/55 (Ê)(Þ)	7,300	7,355
Sirius International Group, Ltd. 7.506% due 05/29/49 (ƒ)(Þ)	5,830	5,565
SMART Trust Series 2011-2USA Class A4A 2.310% due 04/14/17 (Þ)	7,420	7,524
Series 2012-1USA Class A4A 2.010% due 12/14/17 (Þ)	4,900	4,893
Smurfit Kappa Treasury Funding, Ltd. 7.500% due 11/20/25	1,800	1,800
Societe Generale SA 1.519% due 04/11/14 (Ê)(Þ)	300	286

234	Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Sparebank 1 Boligkreditt AS 2.300% due 06/30/17 (Þ)	8,600	8,608
Standard Chartered PLC 5.500% due 11/18/14 (Þ)	500	540
Sumitomo Mitsui Banking Corp. 1.950% due 01/14/14 (Þ)	1,200	1,212
Suncor Energy, Inc. 5.950% due 12/01/34	2,025	2,350
Telecom Italia Capital SA 5.250% due 10/01/15	185	188
Telefonos de Mexico SAB de CV 5.500% due 01/27/15	5,880	6,441
Temasek Financial I, Ltd. 4.300% due 10/25/19 (Þ)	1,200	1,332
TNK-BP Finance SA Series REGS 7.500% due 07/18/16	2,270	2,551
Total Capital SA 4.450% due 06/24/20	4,240	4,764
TransCanada PipeLines, Ltd. 6.350% due 05/15/67	3,175	3,314
Transocean, Inc. 5.050% due 12/15/16	5,410	5,875
6.000% due 03/15/18	1,475	1,650
6.500% due 11/15/20	9,534	10,949
6.375% due 12/15/21	3,685	4,315
7.350% due 12/15/41	5,655	6,926
Tyco Electronics Group SA 6.550% due 10/01/17	3,950	4,719
UBS AG 5.850% due 12/31/17 (Þ)	4,690	1,320
Series BKNT 5.875% due 12/20/17	2,000	2,217
5.750% due 04/25/18	300	330
Series FRN 1.466% due 01/28/14 (Ê)	1,000	992
Vale Overseas, Ltd. 6.250% due 01/23/17	200	231
4.375% due 01/11/22	4,525	4,636
6.875% due 11/21/36	200	238
Venezuela Government International Bond 9.000% due 05/07/23	2,140	1,862
7.650% due 04/21/25	1,950	1,511
9.250% due 05/07/28	1,200	1,017
Series REGS 12.750% due 08/23/22	1,900	2,047
11.750% due 10/21/26	590	584
11.950% due 08/05/31	500	499
Vimpel Communications Via VIP Finance Ireland, Ltd. OJSC 6.493% due 02/02/16 (Þ)	1,860	1,920
7.748% due 02/02/21 (Þ)	1,790	1,782
Virgin Media Finance PLC Series 1 9.500% due 08/15/16	807	904
Vnesheconombank Via VEB Finance PLC 5.375% due 02/13/17 (Å)	5,000	5,213
Volvo Treasury AB 5.950% due 04/01/15 (Þ)	6,299	6,924

	Principal Amount ($) or Shares	Market Value $
Weatherford International, Ltd. 9.625% due 03/01/19	2,590	3,426
Westpac Banking Corp. 3.585% due 08/14/14 (Þ)	9,600	10,144
Willis Group Holdings PLC 4.125% due 03/15/16	2,980	3,120
Wind Acquisition Finance SA 7.250% due 02/15/18 (Þ)	3,265	3,102
WPP Finance UK 8.000% due 09/15/14	3,060	3,514

		632,900

Loan Agreements - 0.2%
Caesars Entertainment Operating Co., Inc. Term Loan B6 1.000% due 01/28/18 (Ê)	3,400	3,112
Chrysler Group LLC Term Loan B 1.000% due 05/24/17 (Ê)	7,721	7,854
HCA, Inc. Extended Term Loan B3 1.000% due 05/01/18	5,448	5,357
Newsday LLC Term Loan B 10.500% due 08/01/13	2,775	2,846

		19,169

Mortgage-Backed Securities - 39.7%
Adjustable Rate Mortgage Trust Series 2006-1 Class 2A1 3.242% due 03/25/36 (Ê)	1,073	626
Series 2007-1 Class 1A1 3.019% due 03/25/37 (Ê)	5,026	2,937
American Express Credit Account Master Trust Series 2008-4 1.640% due 11/15/16	2,300	2,360
American Home Mortgage Assets LLC Series 2007-4 Class A2 0.429% due 08/25/37 (Ê)	7,160	5,404
American Home Mortgage Investment Trust Series 2004-4 Class 4A 2.239% due 02/25/45 (Ê)	604	490
Series 2005-2 Class 5A3 5.077% due 09/25/35	643	655
Banc of America Alternative Loan Trust Series 2005-5 Class 2CB1 6.000% due 06/25/35	622	495
Series 2006-6 Class CB6 6.000% due 06/25/46	1,123	122
Banc of America Funding Corp. Series 2005-F Class 1A2 0.590% due 09/20/35 (Ê)	254	66
Series 2006-3 Class 5A8 5.500% due 03/25/36	4,556	4,259
Series 2006-A Class 4A1 5.380% due 02/20/36 (Ê)	2,829	2,201
Series 2006-D Class 1A2 0.520% due 05/20/36 (Ê)	39,000	8,540

Russell Strategic Bond Fund	235

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-F Class 1A2 2.668% due 07/20/36 (Ê)	201	48
Series 2006-G Class 2A3 0.410% due 07/20/36 (Ê)	6,533	6,359
Series 2006-H Class 4A4 5.943% due 09/20/46 (Ê)	578	33
Series 2006-I Class 5A1 5.960% due 10/20/46 (Ê)	9,258	7,534
Series 2006-J Class 4A1 5.739% due 01/20/47 (Ê)	752	458
Series 2007-2 Class TA1B 5.806% due 03/25/37	285	197
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2002-PB2 Class A4 6.186% due 06/11/35	68	68
Series 2002-PB2 Class C 6.349% due 06/11/35	100	100
Series 2003-1 Class D 4.903% due 09/11/36 (Þ)	440	444
Series 2003-1 Class SBB 5.860% due 03/11/32 (Þ)	1,612	1,667
Series 2003-1 Class SBC 5.790% due 03/11/32 (Þ)	1,325	1,369
Series 2003-1 Class SBE 6.770% due 03/11/32 (Þ)	430	449
Series 2005-1 Class A3 4.877% due 11/10/42	1,047	1,046
Series 2005-1 Class A4 5.241% due 11/10/42	2,495	2,564
Series 2005-2 Class A4 4.783% due 07/10/43	90	90
Series 2005-2 Class A5 4.857% due 07/10/43	7,570	8,287
Series 2006-1 Class A4 5.372% due 09/10/45	4,225	4,725
Series 2006-3 Class A4 5.889% due 07/10/44	7,720	8,720
Series 2006-4 Class A4 5.634% due 07/10/46	3,640	4,114
Series 2006-6 Class A4 5.356% due 10/10/45	840	926
Series 2007-2 Class A4 5.818% due 04/10/49	4,700	5,334
Series 2007-2 Class AM 5.828% due 04/10/49	2,100	2,086
Series 2008-1 Class A4 6.395% due 02/10/51	6,605	7,736
Series 2008-1 Class B 6.438% due 02/10/51 (Þ)	1,562	1,025
Series 2008-1 Class C 6.438% due 02/10/51 (Þ)	1,507	844
Banc of America Mortgage Securities, Inc. Series 2004-1 Class 5A1 6.500% due 09/25/33	25	27
Series 2004-11 Class 2A1 5.750% due 01/25/35	1,411	1,445

	Principal Amount ($) or Shares	Market Value $
Series 2004-D Class 1A1 2.851% due 05/25/34 (Ê)	47	42
Series 2004-F Class 1A1 2.748% due 07/25/34 (Ê)	677	603
Series 2004-I Class 2A2 2.746% due 10/25/34 (Ê)	141	132
Series 2005-H Class 2A5 2.762% due 09/25/35 (Ê)	3,300	2,459
Series 2005-I Class 2A2 2.747% due 10/25/35 (Ê)	1,905	235
Series 2006-2 Class A12 6.000% due 07/25/46	53	50
Series 2006-B Class 1A1 2.683% due 10/20/46 (Ê)	903	426
Series 2007-1 Class 1A16 5.625% due 03/25/37	1,422	1,307
Series 2007-1 Class 1A26 6.000% due 03/25/37	1,099	984
Bcap LLC 2011 RR4 II Series 2011-RR4 Class 7A2 11.194% due 04/26/37 (Þ)	5,194	1,428
Bear Stearns Adjustable Rate Mortgage Trust Series 2002-11 Class 1A2 2.888% due 02/25/33 (Ê)	8	7
Series 2003-1 Class 6A1 2.625% due 04/25/33 (Ê)	35	33
Series 2003-8 Class 4A1 2.862% due 01/25/34 (Ê)	235	236
Series 2004-3 Class 1A1 3.097% due 07/25/34 (Ê)	659	520
Series 2004-8 Class 2A1 2.836% due 11/25/34 (Ê)	2,285	1,934
Series 2004-9 Class 22A1 3.207% due 11/25/34 (Ê)	408	403
Series 2004-10 Class 22A1 2.814% due 01/25/35 (Ê)	430	380
Series 2005-2 Class A1 2.620% due 03/25/35 (Ê)	8,035	7,780
Series 2005-10 Class A3 2.681% due 10/25/35 (Ê)	8,583	6,802
Series 2005-12 Class 13A1 5.353% due 02/25/36 (Ê)	421	367
Series 2007-1 Class 3A2 5.295% due 02/25/47 (Ê)	756	45
Series 2007-3 Class 1A1 3.998% due 05/25/47 (Ê)	3,100	2,064
Bear Stearns Alt-A Trust Series 2005-4 Class 23A1 2.817% due 05/25/35 (Ê)	1,392	1,096
Series 2005-5 Class 21A1 2.660% due 07/25/35 (Ê)	3,236	2,214
Series 2005-7 Class 22A1 2.824% due 09/25/35 (Ê)	933	636
Bear Stearns Commercial Mortgage Securities Series 2001-TOP2 Class D 6.940% due 02/15/35 (Þ)	1,715	1,695

236	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-PWR9 Class A4B 4.943% due 09/11/42	495	522
Series 2005-T20 Class A4A 5.299% due 10/12/42	9,036	10,075
Series 2006-PW11 Class A4 5.620% due 03/11/39	5,570	6,253
Series 2006-PW13 Class A4 5.540% due 09/11/41	10,863	12,345
Series 2006-PW14 Class A4 5.201% due 12/11/38	2,800	3,147
Series 2007-PW15 Class A4 5.331% due 02/11/44	100	107
Series 2007-PW16 Class A4 5.905% due 06/11/40	5,198	5,957
Series 2007-PW16 Class AM 5.905% due 06/11/40	2,400	2,456
Series 2007-PW17 Class A4 5.694% due 06/11/50	13,110	15,049
Series 2007-T26 Class A4 5.471% due 01/12/45	400	455
Bear Stearns Structured Products, Inc. Series 2007-R6 Class 1A1 2.763% due 01/26/36 (Ê)	1,996	1,184
Series 2007-R6 Class 2A1 2.836% due 12/26/46 (Ê)	1,751	983
Chase Commercial Mortgage Securities Corp. Series 1997-1 Class F 7.370% due 06/19/29 (Þ)	365	365
Chase Mortgage Finance Corp. Series 2007-A1 Class 11M1 2.880% due 03/25/37 (Ê)	725	558
Series 2007-A1 Class 2A1 2.750% due 02/25/37 (Ê)	736	731
Series 2007-A1 Class 3A1 2.849% due 02/25/37 (Ê)	464	426
Series 2007-A1 Class 4A1 2.919% due 02/25/37 (Ê)	201	196
Series 2007-A1 Class 5A1 2.757% due 02/25/37 (Ê)	838	767
Series 2007-A1 Class 7A1 2.724% due 02/25/37 (Ê)	246	236
Citicorp Mortgage Securities, Inc. Series 2006-3 Class 1A9 5.750% due 06/25/36	2,665	2,588
Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4 5.431% due 10/15/49	2,001	2,272
Series 2007-C6 Class A4 5.885% due 12/10/49	3,155	3,623
Citigroup Mortgage Loan Trust, Inc. Series 2004-NCM2 Class 1CB2 6.750% due 08/25/34	204	217
Series 2005-11 Class A2A 2.580% due 10/25/35 (Ê)	207	184
Series 2006-AR6 Class 1A1 5.853% due 08/25/36 (Ê)	1,443	1,263

	Principal Amount ($) or Shares	Market Value $
Series 2006-AR7 Class 1A4A 5.250% due 11/25/36 (Ê)	5,938	4,102
Series 2007-6 Class 1A4A 5.573% due 03/25/37 (Ê)	2,041	1,095
Series 2007-10 Class 2A3A 5.949% due 09/25/37 (Ê)	1,198	793
Series 2007-10 Class 2A4A 6.132% due 09/25/37 (Ê)	221	158
Series 2007-AR4 Class 1A1A 5.784% due 03/25/37 (Ê)	1,510	1,311
Series 2007-AR8 Class 2A1A 5.003% due 07/25/37 (Ê)	2,582	1,676
Series 2008-RR1 Class A1A1 0.309% due 01/25/37 (Ê)(Þ)	180	95
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class A4 5.400% due 07/15/44	5,180	5,774
Series 2007-CD4 Class A4 5.322% due 12/11/49	4,030	4,465
Commercial Mortgage Acceptance Corp. Series 1998-C2 Class F 5.440% due 09/15/30 (Þ)	392	405
Commercial Mortgage Asset Trust Series 1999-C1 Class C 7.350% due 01/17/32	385	412
Series 1999-C1 Class D 7.350% due 01/17/32	1,675	1,784
Commercial Mortgage Pass Through Certificates Series 2003-LB1A Class A2 4.084% due 06/10/38	3,825	3,911
Series 2006-C7 Class A2 5.690% due 06/10/46	12	12
Series 2006-C8 Class A4 5.306% due 12/10/46	1,400	1,571
Series 2006-C8 Class AM 5.347% due 12/10/46	800	807
Series 2007-C9 Class A4 6.006% due 12/10/49	6,771	7,845
Series 2010-RR1 Class GEA 5.543% due 12/11/49 (Þ)	7,300	8,074
Series 2011-THL Class A 3.376% due 06/09/28 (Þ)	4,680	4,778
Series 2012-LC4 Class AM 4.063% due 12/10/44	1,725	1,757
Series 2012-LC4 Class B 4.934% due 12/10/44	1,300	1,341
Series 2012-LC4 Class C 5.825% due 12/10/44	700	691
Countrywide Alternative Loan Trust Series 2003-20CB Class 1A2 5.500% due 10/25/33	311	323
Series 2005-16 Class A1 1.804% due 06/25/35 (Ê)	2,449	1,571
Series 2005-38 Class A1 1.658% due 09/25/35 (Ê)	1,010	668

Russell Strategic Bond Fund	237

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-51 Class 4A1 0.560% due 11/20/35 (Ê)	471	267
Series 2005-58 Class A2 0.630% due 12/20/35 (Ê)	1,320	349
Series 2005-59 Class 1A1 0.570% due 11/20/35 (Ê)	2,206	1,247
Series 2005-1CB Class 2A2 5.500% due 03/25/35	1,110	936
Series 2005-85CB Class 2A2 5.500% due 02/25/36	25	18
Series 2006-6CB Class 1A10 5.500% due 05/25/36	237	163
Series 2006-23CB Class 1A6 6.000% due 08/25/36	2,100	1,459
Series 2006-24CB Class A1 6.000% due 06/25/36	658	528
Series 2006-36T2 Class 1A9 1.139% due 12/25/36 (Ê)	2,266	1,198
Series 2006-45T1 Class 2A2 6.000% due 02/25/37	2,276	1,517
Series 2006-OA2 Class A5 0.470% due 05/20/46 (Ê)	101	41
Series 2006-OA6 Class 1A3 0.509% due 07/25/46 (Ê)	978	357
Series 2006-OA16 Class A2 0.429% due 10/25/46 (Ê)	16,866	10,023
Series 2006-OA21 Class A1 0.430% due 03/20/47 (Ê)	1,868	990
Series 2007-11T1 Class A21 6.000% due 05/25/37	870	612
Series 2007-15CB Class A5 5.750% due 07/25/37	611	440
Series 2007-15CB Class A7 6.000% due 07/25/37	2,290	1,705
Series 2007-J2 Class 2A1 6.000% due 07/25/37	17,519	13,759
Series 2007-OA4 Class A1 0.409% due 05/25/47 (Ê)	3,252	2,040
Series 2007-OA6 Class A1B 0.439% due 06/25/37 (Ê)	1,415	929
Series 2007-OA11 Class A1A 1.538% due 11/25/47 (Ê)	6,729	3,678
Countrywide Home Loan Mortgage Pass Through Trust Series 2003-52 Class A1 2.668% due 02/19/34 (Ê)	1,329	1,187
Series 2004-22 Class A3 2.620% due 11/25/34 (Ê)	1,565	1,289
Series 2004-HYB6 Class A2 2.639% due 11/20/34 (Ê)	1,192	964
Series 2004-HYB9 Class 1A1 2.661% due 02/20/35 (Ê)	2,643	2,162
Series 2004-J9 Class 2A1 5.250% due 01/25/35	305	304
Series 2005-11 Class 5A1 0.539% due 03/25/35 (Ê)	41	24

	Principal Amount ($) or Shares	Market Value $
Series 2005-27 Class 2A1 5.500% due 12/25/35	4,615	4,155
Series 2005-HYB9 Class 3A2A 2.595% due 02/20/36 (Ê)	293	215
Series 2005-R2 Class 2A4 8.500% due 06/25/35 (Þ)	202	208
Series 2006-1 Class A2 6.000% due 03/25/36	1,075	885
Series 2006-1 Class A3 6.000% due 03/25/36	278	32
Series 2006-13 Class 1A23 6.250% due 09/25/36	86	8
Series 2006-21 Class A8 5.750% due 02/25/37	4,857	3,890
Series 2007-4 Class 1A10 6.000% due 05/25/37	10,100	8,081
Series 2007-9 Class A11 5.750% due 07/25/37	1,900	1,654
Series 2007-14 Class A19 6.000% due 09/25/37	86	64
Series 2007-15 Class 2A2 6.500% due 09/25/37	602	481
Credit Suisse First Boston Mortgage Securities Corp. Series 2002-30 Class DB1 7.378% due 11/25/32	559	557
Series 2002-CKN2 Class C1 6.376% due 04/15/37	945	954
Series 2002-CKS4 Class B 5.333% due 11/15/36	2,525	2,541
Series 2002-CP3 Class A3 5.603% due 07/15/35	1,288	1,287
Series 2002-CP3 Class C 5.510% due 07/15/35	3,770	3,764
Series 2003-C5 Class D 5.116% due 12/15/36	3,530	3,570
Series 2003-CPN1 Class A2 4.597% due 03/15/35	386	392
Series 2004-1 Class 3A1 7.000% due 02/25/34	34	36
Series 2005-9 Class 2A1 5.500% due 10/25/35	4,509	4,024
Series 2005-C2 Class A3 4.691% due 04/15/37	2,990	3,103
Series 2005-C4 Class A3 5.120% due 08/15/38	94	94
Credit Suisse Mortgage Capital Certificates Series 2006-8 Class 4A1 6.500% due 10/25/21	4,856	4,099
Series 2006-C3 Class B 6.008% due 06/15/38	2,153	1,543
Series 2006-C5 Class A3 5.311% due 12/15/39	6,965	7,742
Series 2006-TF2A Class D 0.540% due 10/15/21 (Ê)(Þ)	724	653
Series 2007-2 Class 3A4 5.500% due 03/25/37	4,937	4,469

238	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-C1 Class A3 5.383% due 02/15/40	5,350	5,575
Series 2009-8R Class 5A1 5.737% due 05/26/37 (Ê)(Þ)	233	239
DBRR Trust Series 2011-LC2 Class A4A 4.537% due 07/12/44 (Þ)	3,265	3,674
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2003-4XS Class A6A 4.820% due 10/25/33	302	296
Series 2007-AR3 Class 2A4 0.589% due 06/25/37 (Ê)	4,889	1,156
Series 2007-OA1 Class A1 0.389% due 02/25/47 (Ê)	5,899	2,882
Series 2007-OA2 Class A1 0.928% due 04/25/47 (Ê)	13,775	8,913
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR1 Class 2A1A 1.098% due 04/19/47 (Ê)	1,460	903
Fannie Mae 6.500% due 2015	2	2
5.000% due 2016	73	79
6.000% due 2016	71	77
8.000% due 2016	3	3
11.000% due 2016	28	31
5.000% due 2017	289	313
6.000% due 2017	111	121
6.500% due 2017	104	116
7.000% due 2017	8	8
8.000% due 2017	18	19
2.800% due 2018	4,897	5,170
3.740% due 2018	2,964	3,237
3.840% due 2018	3,480	3,817
4.000% due 2018	6,681	7,158
4.500% due 2018	767	843
5.000% due 2018	112	123
5.500% due 2018	78	86
6.500% due 2018	76	85
7.000% due 2018	47	53
10.000% due 2018	10	12
4.506% due 2019	9,000	10,133
5.000% due 2019	577	632
6.500% due 2019	41	46
3.416% due 2020	2,361	2,532
3.632% due 2020	1,771	1,922
3.763% due 2020	17,930	19,576
4.000% due 2020	26	27
4.250% due 2020	7,518	8,385
4.338% due 2020	7,696	8,667
6.500% due 2020	17	19
8.000% due 2020	3	3
5.500% due 2021	371	407
5.500% due 2022	2,403	2,626
6.500% due 2022	24	27
5.500% due 2023	3,245	3,563

	Principal Amount ($) or Shares	Market Value $
4.000% due 2024	1,150	1,223
5.000% due 2024	404	439
5.500% due 2024	2,223	2,430
7.500% due 2024	2	2
8.000% due 2024	38	45
10.000% due 2024	6	7
2.342% due 2025 (Ê)	13	13
4.000% due 2025	7,864	8,369
4.500% due 2025	224	243
5.500% due 2025	13,372	14,629
7.000% due 2025	1	1
2.356% due 2026 (Ê)	202	215
3.500% due 2026	39,545	42,390
4.000% due 2026	1,182	1,260
6.000% due 2026	607	673
7.000% due 2026	69	81
9.000% due 2026	13	15
6.000% due 2027	1,918	2,125
7.000% due 2027	3	4
7.500% due 2027	15	15
6.500% due 2028	122	141
7.000% due 2028	175	208
4.500% due 2029	6,376	6,835
5.000% due 2029	17	19
5.500% due 2029	—	—
6.500% due 2029	264	304
7.000% due 2029	956	1,143
7.500% due 2029	47	57
8.000% due 2029	2	3
8.500% due 2029	2	2
4.500% due 2030	2,000	2,143
6.500% due 2030	141	162
7.000% due 2030	374	439
7.500% due 2030	196	223
8.000% due 2030	196	241
8.500% due 2030	116	136
9.500% due 2030	53	65
4.000% due 2031	4,207	4,507
6.500% due 2031	222	254
7.000% due 2031	834	988
7.500% due 2031	322	382
8.000% due 2031	362	426
8.500% due 2031	222	267
6.500% due 2032	640	735
7.000% due 2032	2,092	2,469
7.500% due 2032	198	236
8.000% due 2032	10	13
8.500% due 2032	24	30
2.282% due 2033 (Ê)	192	203
2.324% due 2033 (Ê)	4	4
2.340% due 2033 (Ê)	372	392
2.418% due 2033 (Ê)	43	46
2.660% due 2033 (Ê)	787	840
3.000% due 2033 (Ê)	10	10
4.500% due 2033	1,033	1,110
5.000% due 2033	129	143
5.500% due 2033	34	38

Russell Strategic Bond Fund	239

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

6.500% due 2033	544	623
7.000% due 2033	784	920
2.322% due 2034 (Ê)	990	1,039
2.452% due 2034 (Ê)	435	456
2.513% due 2034 (Ê)	903	958
2.561% due 2034 (Ê)	169	181
5.000% due 2034	723	786
5.500% due 2034	5,936	6,544
6.000% due 2034	49	55
6.500% due 2034	622	710
7.000% due 2034	228	267
2.159% due 2035 (Ê)	364	379
2.173% due 2035 (Ê)	575	604
2.231% due 2035 (Ê)	869	913
2.289% due 2035 (Ê)	660	701
2.355% due 2035 (Ê)	895	953
2.375% due 2035 (Ê)	921	980
2.387% due 2035 (Ê)	1,462	1,548
2.593% due 2035 (Ê)	1,814	1,920
5.000% due 2035	51	56
5.025% due 2035 (Ê)	184	197
5.500% due 2035	2,553	2,811
6.000% due 2035	2,275	2,551
6.500% due 2035	45	52
7.000% due 2035	192	223
7.500% due 2035	661	806
4.000% due 2036	95	101
5.500% due 2036	5,133	5,602
6.000% due 2036	4,172	4,627
6.340% due 2036 (Ê)	22	23
6.500% due 2036	185	209
7.000% due 2036	373	433
4.000% due 2037	199	211
5.500% due 2037	24,870	27,321
6.000% due 2037	1,411	1,567
5.500% due 2038	1,509	1,655
6.000% due 2038	1,155	1,282
4.500% due 2039	3,983	4,317
5.500% due 2039	24	27
6.000% due 2039	1,730	1,948
1.569% due 2040 (Ê)	201	204
4.000% due 2040	27,660	29,411
4.500% due 2040	139,382	149,530
4.000% due 2041	36,382	38,685
4.500% due 2041	57,379	61,622
5.000% due 2041	47,910	52,286
4.000% due 2042	1,011	1,071
4.500% due 2042	2,000	2,147
1.369% due 2043 (Ê)	122	123
15 Year TBA (Ï)
2.500%	18,525	18,959
3.000%	65,355	68,194
3.500%	29,615	31,244
4.000%	2,000	2,127
5.500%	5,500	6,005
30 Year TBA (Ï)
3.500%	192,575	199,910

	Principal Amount ($) or Shares	Market Value $
4.000%	342,800	362,565
4.500%	2,430	2,589
5.000%	30,435	33,041
5.500%	34,410	37,595
6.000%	22,510	24,862
6.500%	8,000	9,010
Series 1997-281 Class 2 Interest Only STRIP 9.000% due 11/01/26	34	7
Series 2000-306 Class IO Interest Only STRIP 8.000% due 05/01/30	35	8
Series 2001-317 Class 2 Interest Only STRIP 8.000% due 12/01/31	55	12
Series 2002-320 Class 2 Interest Only STRIP 7.000% due 04/01/32	18	3
Series 2003-339 Class 23 Interest Only STRIP 5.000% due 07/01/18	1,113	91
Series 2003-343 Class 6 Interest Only STRIP 5.000% due 10/01/33	1,385	192
Series 2003-345 Class 18 Interest Only STRIP 4.500% due 12/01/18	3,087	215
Series 2003-345 Class 19 Interest Only STRIP 4.500% due 01/01/19	3,387	236
Series 2005-365 Class 12 Interest Only STRIP 5.500% due 12/01/35	6,181	858
Series 2006-369 Class 8 Interest Only STRIP 5.500% due 04/01/36	1,006	138
Fannie Mae Grantor Trust Series 1999-T2 Class A1 7.500% due 01/19/39	52	59
Series 2001-T4 Class A1 7.500% due 07/25/41	2,440	2,852
Series 2001-T8 Class A2 9.500% due 07/25/41	147	178
Series 2001-T10 Class A2 7.500% due 12/25/41	5,469	6,346
Series 2002-T19 Class A1 6.500% due 07/25/42	429	497
Series 2004-T1 Class 1A2 6.500% due 01/25/44	24	26
Fannie Mae REMICS Series 1997-68 Class SC Interest Only STRIP 8.250% due 05/18/27 (Ê)	47	11
Series 1999-56 Class Z 7.000% due 12/18/29	625	733
Series 2001-4 Class SA Interest Only STRIP 7.310% due 02/17/31 (Ê)	60	7

240	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2002-57 Class PG 5.500% due 09/25/17	3,225	3,480
Series 2003-25 Class IK Interest Only STRIP 7.000% due 04/25/33	171	35
Series 2003-32 Class FH 0.639% due 11/25/22 (Ê)	606	608
Series 2003-32 Class UI Interest Only STRIP 6.000% due 05/25/33	198	38
Series 2003-33 Class IA Interest Only STRIP 6.500% due 05/25/33	939	182
Series 2003-35 Class FY 0.639% due 05/25/18 (Ê)	1,884	1,893
Series 2003-35 Class IU Interest Only STRIP 6.000% due 05/25/33	226	40
Series 2003-35 Class UI Interest Only STRIP 6.500% due 05/25/33	208	39
Series 2003-64 Class JI Interest Only STRIP 6.000% due 07/25/33	184	30
Series 2003-82 Class IA Interest Only STRIP 6.000% due 08/25/32	18	—
Series 2004-70 Class EB 5.000% due 10/25/24	3,450	3,785
Series 2005-110 Class MB 5.500% due 09/25/35	1,089	1,200
Series 2005-117 Class LC 5.500% due 11/25/35	8,230	9,026
Series 2006-5 Class 3A2 2.546% due 05/25/35 (Ê)	211	219
Series 2006-22 Class CE 4.500% due 08/25/23	1,895	2,101
Series 2006-118 Class A1 0.299% due 12/25/36 (Ê)	146	144
Series 2007-73 Class A1 0.299% due 07/25/37 (Ê)	1,311	1,255
Series 2009-39 Class LB 4.500% due 06/25/29	1,964	2,166
Series 2009-70 Class PS Interest Only STRIP 6.511% due 01/25/37 (Ê)	35,494	5,799
Series 2009-71 Class MB 4.500% due 09/25/24	2,970	3,290
Series 2009-89 Class A1 5.410% due 05/25/35	3,359	3,531
Series 2009-96 Class DB 4.000% due 11/25/29	8,343	9,062
Series 2010-85 Class NJ 4.500% due 08/25/40	7,396	7,981
Series 2010-95 Class S Interest Only STRIP 6.361% due 09/25/40 (Ê)	27,048	5,143

	Principal Amount ($) or Shares	Market Value $
Series 2010-112 Class PI Interest Only STRIP 6.000% due 10/25/40	25,101	4,221
Series 2011-63 Class FG 0.689% due 07/25/41 (Ê)	4,648	4,653
Fannie Mae Whole Loan Series 2003-W1 Class 2A 7.073% due 12/25/42	90	105
Series 2003-W4 Class 4A 7.281% due 10/25/42	42	49
Series 2003-W17 Class 1A6 5.310% due 08/25/33	2,180	2,240
Series 2004-W2 Class 2A2 7.000% due 02/25/44	4,014	4,606
Series 2004-W9 Class 2A1 6.500% due 02/25/44	204	233
Series 2004-W11 Class 1A2 6.500% due 05/25/44	438	499
Fannie Mae-Aces Series 2006-M2 Class A2F 5.259% due 05/25/20	355	405
FDIC Structured Sale Guaranteed Notes Series 2010-L2A Class A 3.000% due 09/30/19 (Þ)	6,009	6,044
Series 2010-S1 Class 1A 0.791% due 02/25/48 (Å)(Ê)	3,188	3,189
FDIC Trust Series 2010-R1 Class A 2.184% due 05/25/50 (Þ)	2,670	2,667
Series 2011-R1 Class A 2.672% due 07/25/26 (Þ)	11,139	11,442
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series 2011-K014 Class X1 Interest Only STRIP 1.451% due 04/25/21	21,916	1,917
Series 2011-K702 Class X1 Interest Only STRIP 1.729% due 02/25/18	77,640	5,889
Series 2011-K703 Class A2 2.699% due 05/25/18	7,000	7,325
Series 2011-KAIV Class A2 3.989% due 06/25/46	6,300	6,992
Series 2012-K501 Class X1A Interest Only STRIP 1.758% due 08/25/16	48,205	2,784
Series 2012-K705 Class A2 2.303% due 09/25/18	5,900	6,040
Series 2012-K706 Class A2 2.323% due 10/25/18	22,000	22,531
Series 2012-K707 Class A2 2.220% due 12/25/18	4,700	4,780
Federal Home Loan Mortgage Corp. Structured Pass Through Securities Series 2002-42 Class A6 9.500% due 02/25/42	69	83

Russell Strategic Bond Fund	241

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2003-58 Class 2A 6.500% due 09/25/43	237	274
Series 2005-63 Class 1A1 1.369% due 02/25/45 (Ê)	98	95
First Horizon Alternative Mortgage Securities Series 2004-AA6 Class A1 2.371% due 01/25/35 (Ê)	608	529
Series 2005-AA2 Class 1A1 2.623% due 03/25/35 (Ê)	169	140
Series 2005-AA5 Class 1A1 2.377% due 07/25/35 (Ê)	203	137
First Horizon Asset Securities, Inc. Series 2003-5 Class 1A17 8.000% due 07/25/33	22	23
Series 2005-AR3 Class 2A1 2.730% due 08/25/35 (Ê)	536	437
Series 2005-AR4 Class 2A1 2.621% due 10/25/35 (Ê)	2,229	1,777
Series 2006-AR4 Class 1A3 2.585% due 01/25/37 (Ê)	30	1
First Union National Bank-Bank of America Commercial Mortgage Trust Series 2001-C1 Class IO1 Interest Only STRIP 1.520% due 03/15/33 (Þ)	16,084	—
First Union-Lehman Brothers-Bank of America Series 1998-C2 Class D 6.778% due 11/18/35	183	187
Fontainebleau Miami Beach Trust 2.887% due 05/05/27	2,825	2,852
Freddie Mac 11.000% due 2015 6.000% due 2016	3 29	3 32
10.000% due 2016	30	30
5.500% due 2017	51	55
8.500% due 2017	15	17
10.500% due 2017	3	3
4.500% due 2018	39	43
5.000% due 2018	1,218	1,316
5.500% due 2018	20	22
5.000% due 2019	2,219	2,411
5.500% due 2019	58	63
5.500% due 2020	421	458
8.000% due 2020	52	61
10.000% due 2020	13	16
11.000% due 2020	14	17
5.000% due 2021	430	465
10.500% due 2021	10	12
3.500% due 2025	13,326	14,167
6.500% due 2025	2	3
8.500% due 2025	18	21
2.594% due 2027 (Ê)	13	14
7.000% due 2027	87	104
8.500% due 2027	113	139
2.332% due 2028 (Ê)	13	14
2.496% due 2028 (Ê)	11	11

	Principal Amount ($) or Shares	Market Value $
7.500% due 2028	23	27
6.500% due 2029	54	62
7.500% due 2029	42	51
2.606% due 2030 (Ê)	22	23
7.000% due 2030	20	23
7.500% due 2030	208	252
8.000% due 2030	28	33
8.500% due 2030	33	41
6.500% due 2031	364	418
7.000% due 2031	228	270
7.500% due 2031	69	80
8.000% due 2031	155	181
7.000% due 2032	96	115
7.500% due 2032	73	83
2.365% due 2033 (Ê)	296	314
2.500% due 2033 (Ê)	51	54
6.000% due 2033	36	41
6.500% due 2033	95	108
7.500% due 2033	48	58
2.635% due 2034 (Ê)	525	560
2.698% due 2034 (Ê)	1,152	1,234
5.500% due 2034	522	573
6.000% due 2034	54	61
2.375% due 2035 (Ê)	1,069	1,138
2.495% due 2035 (Ê)	1,545	1,644
5.000% due 2035	179	198
5.075% due 2035 (Ê)	155	167
5.500% due 2035	897	984
6.000% due 2035	283	317
4.000% due 2036	596	630
5.500% due 2036	270	297
6.000% due 2036	137	152
6.000% due 2037	155	174
5.500% due 2038	36,867	41,132
6.000% due 2038	8,644	9,636
6.500% due 2038	365	412
4.500% due 2039	14,114	15,485
5.500% due 2039	4,217	4,605
6.000% due 2039	73	82
4.000% due 2040	15,480	16,625
4.500% due 2040	40,122	44,024
4.000% due 2041	67,436	72,012
4.500% due 2041	68	73
15 Year TBA (Ï) 2.500%	10,540	10,780
30 Year TBA (Ï) 3.500%	17,050	17,671
4.000%	54,000	56,743
5.000%	—	—
5.000%	21,085	22,745
5.500%	—	1
Freddie Mac Mortgage Trust Series 2010-K7 Class B 5.619% due 04/25/20 (Þ)	8,310	8,934
Freddie Mac Reference REMIC Series 2006-R006 Class ZA 6.000% due 04/15/36	4,790	5,611

242	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Freddie Mac REMICS Series 1999-2129 Class SG Interest Only STRIP 6.750% due 06/17/27 (Ê)	833	182
Series 2000-2247 Class SC Interest Only STRIP 7.260% due 08/15/30 (Ê)	25	5
Series 2000-2266 Class F 0.690% due 11/15/30 (Ê)	42	42
Series 2002-2463 Class SJ Interest Only STRIP 7.760% due 03/15/32 (Ê)	98	21
Series 2003-2610 Class UI Interest Only STRIP 6.500% due 05/15/33	30	6
Series 2003-2621 Class QH 5.000% due 05/15/33	1,615	1,745
Series 2003-2624 Class QH 5.000% due 06/15/33	1,655	1,870
Series 2003-2649 Class IM Interest Only STRIP 7.000% due 07/15/33	221	47
Series 2003-2697 Class LG 4.500% due 10/15/23	1,246	1,346
Series 2003-2725 Class TA 4.500% due 12/15/33	1,300	1,474
Series 2004-2752 Class FM 0.590% due 12/15/30 (Ê)	27	27
Series 2004-2778 Class UF 0.540% due 06/15/33 (Ê)	169	169
Series 2006-3123 Class HT 5.000% due 03/15/26	3,916	4,393
Series 2006-3149 Class LF 0.540% due 05/15/36 (Ê)	333	332
Series 2006-3150 Class EQ 5.000% due 05/15/26	1,920	2,164
Series 2007-3335 Class BF 0.390% due 07/15/19 (Ê)	1,007	1,006
Series 2007-3335 Class FT 0.390% due 08/15/19 (Ê)	2,539	2,534
Series 2007-3345 Class FP 0.440% due 11/15/36 (Ê)	4,683	4,667
Series 2007-3345 Class PF 0.420% due 05/15/36 (Ê)	4,592	4,575
Series 2009-3558 Class G 4.000% due 08/15/24	150	164
Series 2010-3640 Class JA 1.500% due 03/15/15	6,921	6,952
Series 2010-3653 Class B 4.500% due 04/15/30	5,760	6,391
Series 2010-3704 Class DC 4.000% due 11/15/36	2,458	2,671
Series 2011-3820 Class DA 4.000% due 11/15/35	14,409	15,333
Series 2011-3868 Class FA 0.640% due 05/15/41 (Ê)	1,891	1,891

	Principal Amount ($) or Shares	Market Value $
Freddie Mac Strips Series 1998-191 Class IO Interest Only STRIP 8.000% due 01/01/28	31	8
Series 1998-194 Class IO Interest Only STRIP 6.500% due 04/01/28	106	22
Series 2001-212 Class IO Interest Only STRIP 6.000% due 05/01/31	119	26
Series 2001-215 Class IO Interest Only STRIP 8.000% due 06/15/31	89	20
Series 2008-256 Class 56 Interest Only STRIP 4.500% due 05/15/23 (Å)	10,582	831
FREMF Mortgage Trust Series 2011-K702 Class B 4.936% due 04/25/44 (Þ)	5,570	5,693
Series 2012-K17 Class B 4.498% due 12/25/44 (Þ)	1,500	1,474
Series 2012-K707 Class C 3.882% due 01/25/47 (Å)	1,100	978
GE Capital Commercial Mortgage Corp. Series 2003-C2 Class F 5.688% due 07/10/37 (Þ)	600	603
Series 2005-C3 Class A4 5.046% due 07/10/45	295	295
Series 2005-C4 Class A4 5.437% due 11/10/45	2,320	2,571
Ginnie Mae I 11.000% due 2013	1	1
10.500% due 2015	22	22
11.000% due 2015	—	—
7.000% due 2016	2	2
10.500% due 2016	26	26
8.000% due 2017	—	—
11.000% due 2020	12	13
10.500% due 2021	20	23
8.000% due 2022	9	11
10.000% due 2022	40	46
7.500% due 2024	12	14
3.950% due 2025	1,633	1,756
8.000% due 2025	7	9
10.000% due 2025	35	41
8.000% due 2030	179	220
7.500% due 2031	44	48
8.000% due 2031	2	2
7.500% due 2032	10	12
4.500% due 2039	39,515	43,266
30 Year TBA (Ï) 5.000%	1,000	1,108
Ginnie Mae II 1.625% due 2023 (Ê)	209	216
2.375% due 2023 (Ê)	124	129
1.625% due 2024 (Ê)	214	222
2.000% due 2024 (Ê)	77	79

Russell Strategic Bond Fund	243

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

2.000% due 2025 (Ê)	14	15
2.375% due 2025 (Ê)	78	80
2.500% due 2025 (Ê)	108	112
3.000% due 2025 (Ê)	37	39
1.625% due 2026 (Ê)	68	70
8.500% due 2026	21	27
1.625% due 2027 (Ê)	132	137
2.375% due 2027 (Ê)	92	95
2.375% due 2028 (Ê)	2	2
1.625% due 2029 (Ê)	154	159
2.375% due 2030 (Ê)	59	61
4.502% due 2061	3,607	4,005
4.700% due 2061	8,001	9,052
30 Year TBA (Ï) 3.500%	16,750	17,632
4.000%	2,000	2,163
GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Class A4 4.547% due 12/10/41	1,732	1,737
GMAC Mortgage Corp. Loan Trust Series 2005-AR2 Class 4A 4.946% due 05/25/35 (Ê)	4,881	4,517
Goldman Sachs Mortgage Securities Corp. II Series 2007-GG10 Class A4 5.980% due 08/10/45	5,600	6,220
Government National Mortgage Association Series 1999-27 Class SE Interest Only STRIP 8.360% due 08/16/29 (Ê)	112	27
Series 1999-44 Class SA Interest Only STRIP 8.310% due 12/16/29 (Ê)	151	31
Series 2000-29 Class S Interest Only STRIP 8.260% due 09/20/30 (Ê)	17	4
Series 2001-46 Class SA Interest Only STRIP 7.340% due 09/16/31 (Ê)	16	4
Series 2002-27 Class SA Interest Only STRIP 7.760% due 05/16/32 (Ê)	25	6
Series 2010-14 Class A 4.500% due 06/16/39	2,392	2,640
Series 2010-116 Class MP 3.500% due 09/16/40	19,993	21,309
Series 2011-67 Class B 3.863% due 10/16/47	3,395	3,712
Series 2011-127 Class IO Interest Only STRIP 1.560% due 03/16/47	39,191	3,065
Greenpoint Mortgage Funding Trust Series 2005-AR5 Class 1A1 0.509% due 11/25/45 (Ê)	201	124
Series 2006-AR6 Class A1A 0.319% due 10/25/46 (Ê)	51	50

	Principal Amount ($) or Shares	Market Value $
Series 2006-AR8 Class 1A1A 0.319% due 01/25/47 (Ê)	22	21
Greenpoint Mortgage Pass-Through Certificates Series 2003-1 Class A1 3.130% due 10/25/33 (Ê)	776	679
Greenwich Capital Commercial Funding Corp. Series 2002-C1 Class B 5.104% due 01/11/35	2,055	2,086
Series 2004-GG1 Class A7 5.317% due 06/10/36	9,435	10,039
Series 2005-GG3 Class A4 4.799% due 08/10/42	100	108
Series 2006-GG7 Class A4 6.081% due 07/10/38	10,790	12,298
Series 2007-GG9 Class A4 5.444% due 03/10/39	13,205	14,612
Series 2007-GG11 Class AJ 6.200% due 12/10/49	2,492	1,610
GS Mortgage Securities Corp. II Series 2004-GG2 Class A4 4.964% due 08/10/38	821	831
Series 2006-GG6 Class A4 5.553% due 04/10/38	5,030	5,604
Series 2007-EOP Class A1 1.103% due 03/06/20 (Ê)(Þ)	2,083	2,072
Series 2011-ALF Class A 2.716% due 02/10/21 (Þ)	3,509	3,569
Series 2011-GC5 Class A4 3.707% due 08/10/44	11,240	11,871
GSMPS Mortgage Loan Trust Series 1998-1 Class A 8.000% due 09/19/27 (Þ)	98	102
Series 1998-3 Class A 7.750% due 09/19/27 (Þ)	90	95
Series 1999-3 Class A 8.000% due 08/19/29 (Þ)	237	234
Series 2005-RP1 Class 1A4 8.500% due 01/25/35 (Þ)	734	769
Series 2006-RP1 Class 1A2 7.500% due 01/25/36 (Þ)	1,878	1,878
Series 2006-RP1 Class 1A3 8.000% due 01/25/36 (Þ)	1,570	1,601
GSR Mortgage Loan Trust Series 2004-7 Class 1A1 2.452% due 06/25/34 (Ê)	307	272
Series 2004-11 Class 1A1 2.776% due 09/25/34 (Ê)	258	204
Series 2004-12 Class 2A3 2.764% due 12/25/34 (Ê)	214	180
Series 2005-6F Class 1A6 5.250% due 07/25/35	3,625	3,550
Series 2005-AR4 Class 6A1 5.250% due 07/25/35 (Ê)	4,026	3,906
Series 2005-AR7 Class 5A1 5.158% due 11/25/35 (Ê)	4,054	3,442

244	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-AR7 Class 6A1 5.133% due 11/25/35 (Ê)	1,461	1,398
Series 2006-2F Class 2A17 5.750% due 02/25/36	3,700	3,225
Series 2006-3F Class 2A3 5.750% due 03/25/36	2,809	2,435
Series 2006-8F Class 4A17 6.000% due 09/25/36	4,026	3,396
Series 2007-AR2 Class 2A1 2.733% due 05/25/47 (Ê)	7,625	5,398
Harborview Mortgage Loan Trust Series 2005-2 Class 2A1A 0.460% due 05/19/35 (Ê)	152	96
Series 2005-4 Class 3A1 2.838% due 07/19/35 (Ê)	3,210	2,307
Series 2005-5 Class 2A1B 0.530% due 07/19/45 (Ê)	257	107
Series 2005-10 Class 2A1B 0.620% due 11/19/35 (Ê)	627	193
Series 2005-15 Class 2A11 0.510% due 10/20/45 (Ê)	907	591
Series 2005-16 Class 3A1B 0.580% due 01/19/36 (Ê)	755	151
Series 2006-10 Class 2A1B 0.480% due 11/19/36 (Ê)	1,687	462
Series 2006-14 Class 2A1B 0.440% due 01/25/47 (Ê)	1,266	229
Series 2007-7 Class 2A1A 1.239% due 11/25/47 (Ê)	4,574	3,211
Impac Secured Assets CMN Owner Trust Series 2005-2 Class A1 0.559% due 03/25/36 (Ê)	710	339
Indymac Index Mortgage Loan Trust Series 2004-AR11 Class 2A 2.591% due 12/25/34 (Ê)	88	67
Series 2005-AR25 Class 1A21 5.260% due 12/25/35 (Ê)	744	546
Series 2005-AR31 Class 1A1 2.451% due 01/25/36 (Ê)	846	521
Series 2006-AR8 Class A3A 0.469% due 07/25/46 (Ê)	11,136	6,129
Series 2006-AR35 Class 2A1A 0.409% due 01/25/37 (Ê)	5,574	2,992
Series 2006-AR41 Class A3 0.419% due 02/25/37 (Ê)	11,868	5,727
Series 2007-AR5 Class 1A1 3.319% due 05/25/37 (Ê)	5,937	2,503
JPMorgan Alternative Loan Trust Series 2006-A2 Class 3A1 2.795% due 05/25/36 (Ê)	5,397	3,182
Series 2006-A4 Class A7 6.300% due 09/25/36	15,975	5,296
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2002-C1 Class A3 5.376% due 07/12/37	577	579

	Principal Amount ($) or Shares	Market Value $
Series 2002-C2 Class A2 5.050% due 12/12/34	9,483	9,600
Series 2002-C2 Class B 5.211% due 12/12/34	120	121
Series 2003-C1 Class A2 4.985% due 01/12/37	3,650	3,718
Series 2006-CB15 Class A4 5.814% due 06/12/43	5,405	6,078
Series 2006-CB16 Class A4 5.552% due 05/12/45	3,960	4,457
Series 2006-LDP7 Class A4 6.065% due 04/15/45	5,405	6,187
Series 2006-LDP7 Class AJ 6.065% due 04/15/45	2,224	1,929
Series 2006-LDP8 Class A3B 5.447% due 05/15/45	3,675	3,834
Series 2006-LDP8 Class A4 5.399% due 05/15/45	3,705	4,181
Series 2006-LDP9 Class A3 5.336% due 05/15/47	3,270	3,602
Series 2007-CB18 Class A4 5.440% due 06/12/47	7,000	7,844
Series 2007-CB20 Class A4 5.794% due 02/12/51	6,400	7,355
Series 2007-CB20 Class AJ 6.285% due 02/12/51	1,700	1,367
Series 2007-LD12 Class A4 5.882% due 02/15/51	400	449
Series 2007-LDPX Class A3 5.420% due 01/15/49	200	223
Series 2010-CNTR Class A2 4.311% due 08/05/32 (Þ)	5,904	6,292
Series 2012-C6 Class A3 3.507% due 05/15/45	3,775	3,883
JPMorgan Mortgage Trust Series 2005-A1 Class 6T1 5.003% due 02/25/35 (Ê)	279	278
Series 2005-A4 Class 1A1 5.315% due 07/25/35 (Ê)	860	861
Series 2005-A4 Class 2A1 2.817% due 07/25/35 (Ê)	3,459	2,915
Series 2005-A8 Class 1A1 5.341% due 11/25/35 (Ê)	3,355	3,127
Series 2005-S3 Class 1A2 5.750% due 01/25/36	202	187
Series 2006-A2 Class 2A1 5.457% due 04/25/36 (Ê)	186	148
Series 2006-A6 Class 1A2 2.772% due 10/25/36 (Ê)	1,317	1,032
Series 2006-A7 Class 3A2 5.660% due 01/25/37 (Ê)	5,549	4,517
Series 2006-S4 Class A5 6.000% due 01/25/37	2,459	1,993
Series 2007-A1 Class 1A1 2.807% due 07/25/35 (Ê)	368	349
Series 2007-A1 Class 5A2 2.850% due 07/25/35 (Ê)	645	596

Russell Strategic Bond Fund	245

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-A1 Class B1 3.151% due 07/25/35 (Ê)	149	6
Series 2007-A4 Class 3A3 5.497% due 06/25/37 (Ê)	2,535	2,300
Series 2007-S3 Class 1A74 6.000% due 08/25/37	2,285	1,878
Series 2007-S3 Class 1A8 6.000% due 08/25/37	9,305	7,315
Series 2007-S3 Class 1A96 6.000% due 08/25/37	173	144
Series 2007-S3 Class 1A97 6.000% due 08/25/37	359	295
LB-UBS Commercial Mortgage Trust Series 2002-C2 Class F 5.794% due 07/15/35	939	939
Series 2002-C2 Class G 5.873% due 07/15/35	1,433	1,433
Series 2002-C4 Class A5 4.853% due 09/15/31	667	672
Series 2003-C1 Class B 4.479% due 12/15/36	700	714
Series 2003-C3 Class A 4 4.166% due 05/15/32	585	600
Series 2003-C3 Class D 4.274% due 02/15/37	395	401
Series 2003-C5 Class C 4.762% due 04/15/37	1,885	1,946
Series 2004-C7 Class A5 4.628% due 10/15/29	357	366
Series 2005-C1 Class A3 4.545% due 02/15/30	285	285
Series 2005-C2 Class AAB 5.007% due 04/15/30	310	321
Series 2007-C1 Class A4 5.424% due 02/15/40	6,508	7,358
Series 2007-C7 Class A3 5.866% due 09/15/45	7,820	8,926
Lehman Mortgage Trust Series 2006-8 Class 2A1 0.659% due 12/25/36 (Ê)	6,257	2,722
Series 2007-8 Class 3A1 7.250% due 09/25/37	12,630	6,520
Luminent Mortgage Trust Series 2006-6 Class A1 0.439% due 10/25/46 (Ê)	980	631
Master Reperforming Loan Trust Series 2005-2 Class 1A4 8.000% due 05/25/35 (Þ)	1,114	1,098
Mastr Adjustable Rate Mortgages Trust Series 2004-10 Class 2A2 3.319% due 10/25/34 (Ê)	7	4
Series 2005-1 Class B1 3.333% due 03/25/35 (Ê)	1,099	78
Series 2005-6 Class 7A1 5.323% due 06/25/35 (Ê)	361	362
Series 2006-1 Class I2A3 0.898% due 01/25/47 (Ê)	2,965	1,399

	Principal Amount ($) or Shares	Market Value $
Series 2006-2 Class 3A1 2.707% due 01/25/36 (Ê)	307	244
Series 2006-2 Class 4A1 4.651% due 02/25/36 (Ê)	2,145	2,062
Series 2006-OA2 Class 4A1B 1.358% due 12/25/46 (Ê)	10,766	4,399
Series 2007-HF2 Class A1 0.549% due 09/25/37 (Ê)	6,910	4,597
MASTR Alternative Loans Trust Series 2003-4 Class B1 5.801% due 06/25/33	1,142	1,003
Series 2003-6 Class 3A1 8.000% due 09/25/33	1	1
MASTR Asset Securitization Trust Series 2006-2 Class 1A10 6.000% due 06/25/36 (Ê)	4,842	4,201
Mastr Reperforming Loan Trust Series 2005-1 Class 1A3 7.000% due 08/25/34 (Þ)	552	564
Mellon Residential Funding Corp. Series 2000-TBC2 Class A1 0.720% due 06/15/30 (Ê)	474	452
Merrill Lynch Alternative Note Asset Series 2007-OAR3 Class A1 0.429% due 07/25/47 (Ê)	276	151
Merrill Lynch Floating Trust Series 2008-LAQA Class A1 0.779% due 07/09/21 (Ê)(Þ)	4,799	4,667
Merrill Lynch Mortgage Investors, Inc. Series 2005-A10 Class A 0.449% due 02/25/36 (Ê)	553	399
Series 2006-A1 Class 1A1 2.842% due 03/25/36 (Ê)	7,164	3,978
Merrill Lynch Mortgage Trust Series 2002-MW1 Class J 5.695% due 07/12/34 (Þ)	740	673
Series 2005-CIP1 Class A 2 4.960% due 07/12/38	32	32
Series 2005-CIP1 Class AM 5.107% due 07/12/38	4,345	4,560
Series 2008-C1 Class A 4 5.690% due 02/12/51	7,790	8,901
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-6 Class A4 5.485% due 03/12/51	900	972
Series 2007-8 Class A3 6.165% due 08/12/49	1,100	1,222
MLCC Mortgage Investors, Inc. Series 2005-2 Class 3A 1.241% due 10/25/35 (Ê)	202	174
Series 2005-3 Class 5A 0.489% due 11/25/35 (Ê)	1,043	830
Morgan Stanley Capital I Series 1998-HF2 Class G 6.010% due 11/15/30 (Þ)	1,827	1,826

246	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-T19 Class A3 4.827% due 06/12/47	254	254
Series 2005-T19 Class A4A 4.890% due 06/12/47	7,915	8,659
Series 2006-HQ9 Class A4 5.731% due 07/12/44	4,089	4,652
Series 2006-T23 Class A4 5.987% due 08/12/41	5,093	5,869
Series 2007-HQ11 Class AM 5.478% due 02/12/44	600	613
Series 2007-HQ13 Class AM 5.931% due 12/15/44	1,200	1,070
Series 2007-IQ13 Class A4 5.364% due 03/15/44	4,921	5,468
Series 2007-IQ16 Class A4 5.809% due 12/12/49	3,100	3,571
Series 2008-T29 Class A4 6.455% due 01/11/43	3,690	4,375
Series 2011-C3 Class A2 3.224% due 07/15/49	1,885	1,999
Series 2011-C3 Class A4 4.118% due 07/15/49	1,105	1,206
Series 2012-C4 Class A4 3.244% due 03/15/45	7,445	7,575
Morgan Stanley Dean Witter Capital I Series 2001-TOP1 Class E 7.607% due 02/15/33 (Þ)	380	374
Series 2001-TOP3 Class C 6.790% due 07/15/33	840	870
Series 2002-TOP7 Class B 6.080% due 01/15/39	393	394
Morgan Stanley Reremic Trust Series 2009-GG10 Class A4A 5.980% due 08/12/45 (Þ)	400	451
NCUA Guaranteed Notes Series 2010-C1 Class APT 2.650% due 10/29/20	6,211	6,474
Series 2010-R1 Class 1A 0.691% due 10/07/20 (Ê)	12,900	12,924
Series 2010-R1 Class 2A 1.840% due 10/07/20	13,048	13,213
Series 2010-R2 Class 1A 0.611% due 11/06/17 (Ê)	11,733	11,735
Series 2010-R2 Class 2A 0.711% due 11/05/20 (Ê)	7,622	7,621
Series 2010-R3 Class 1A 0.801% due 12/08/20 (Ê)	6,910	6,936
Series 2010-R3 Class 2A 0.801% due 12/08/20 (Ê)	5,749	5,770
Series 2010-R3 Class 3A 2.400% due 12/08/20	4,097	4,195
Series 2011-R2 Class 1A 0.641% due 02/06/20 (Ê)	9,276	9,278
Nomura Asset Acceptance Corp. Series 2005-WF1 Class 2A2 4.786% due 03/25/35	551	530

	Principal Amount ($) or Shares	Market Value $
OBP Depositor LLC Trust Series 2010-OBP Class A 4.646% due 07/15/45 (Þ)	5,160	5,873
Prime Mortgage Trust Series 2004-CL1 Class 1A2 0.639% due 02/25/34 (Ê)	63	57
Series 2004-CL1 Class 2A2 0.639% due 02/25/19 (Ê)	6	6
Prudential Commercial Mortgage Trust Series 2003-PWR1 Class A2 4.493% due 02/11/36	117	119
Series 2003-PWR1 Class C 4.706% due 02/11/36	860	847
Series 2003-PWR1 Class E 5.259% due 02/11/36 (Þ)	1,405	1,362
Residential Accredit Loans, Inc. Series 2004-QS5 Class A1 4.600% due 04/25/34	599	586
Series 2005-QS13 Class 2A3 5.750% due 09/25/35	5,254	3,627
Series 2005-QS14 Class 2A1 6.000% due 09/25/35	3,422	2,307
Series 2005-QS17 Class A10 6.000% due 12/25/35	956	743
Series 2006-QO1 Class 1A1 0.499% due 02/25/46 (Ê)	248	86
Series 2006-QO1 Class 2A1 0.509% due 02/25/46 (Ê)	390	149
Series 2007-QO4 Class A1 0.439% due 05/25/47 (Ê)	13,470	8,210
Residential Asset Mortgage Products, Inc. Series 2004-SL1 Class A3 7.000% due 11/25/31	7	7
Residential Asset Securitization Trust Series 2005-A14 Class A5 5.500% due 12/25/35	3,385	2,705
Series 2006-A11 Class 1A4 6.250% due 10/25/36	355	233
Series 2006-A9CB Class A6 6.000% due 09/25/36	2,632	1,442
Residential Funding Mortgage Securities I Series 2005-S5 Class A6 5.250% due 07/25/35	3,791	3,653
Series 2005-SA4 Class 1A21 3.110% due 09/25/35 (Ê)	4,108	2,863
Series 2005-SA4 Class 2A1 3.007% due 09/25/35 (Ê)	2,374	1,835
Series 2006-S10 Class 1A7 6.000% due 10/25/36	2,635	2,195
Series 2006-SA4 Class 2A1 3.735% due 11/25/36 (Ê)	590	420
RREF 2012 LT1 LLC Series 2012-LT1A Class A 4.750% due 02/15/25 (Å)	2,040	2,050
Structured Adjustable Rate Mortgage Loan Trust Series 2004-18 Class 5A 5.500% due 12/25/34	246	235

Russell Strategic Bond Fund	247

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2004-20 Class 3A1 2.669% due 01/25/35 (Ê)	1,738	1,411
Series 2005-17 Class 3A1 2.705% due 08/25/35 (Ê)	38	30
Series 2005-22 Class 4A2 5.156% due 12/25/35 (Ê)	47	4
Series 2005-19XS Class 1A1 0.559% due 10/25/35 (Ê)	431	262
Series 2006-5 Class 5A4 5.207% due 06/25/36 (Ê)	93	6
Structured Asset Mortgage Investments, Inc. Series 2005-AR5 Class A3 0.490% due 07/19/35 (Ê)	294	260
Series 2005-AR8 Class A1A 0.519% due 02/25/36 (Ê)	907	522
Series 2005-AR8 Class A2 1.649% due 02/25/36 (Ê)	2,386	1,490
Series 2006-AR5 Class 1A2 0.499% due 05/25/46 (Ê)	488	92
Series 2006-AR6 Class 1A3 0.429% due 07/25/46 (Ê)	1,171	563
Series 2007-AR6 Class A1 1.659% due 08/25/47 (Ê)	11,496	6,041
Structured Asset Securities Corp. Series 2003-34A Class 5A4 2.707% due 11/25/33 (Ê)	7,080	6,937
Series 2005-6 Class B2 5.247% due 05/25/35	223	5
SunTrust Adjustable Rate Mortgage Loan Trust Series 2007-2 Class 3A3 5.501% due 04/25/37 (Ê)	9,030	6,853
SunTrust Alternative Loan Trust Series 2006-1F Class 3A 0.589% due 04/25/36 (Ê)	895	276
Thornburg Mortgage Securities Trust Series 2004-3 Class A 0.979% due 09/25/44 (Ê)	7,098	6,386
Vornado DP LLC Series 2010-VNO Class A2FX 4.004% due 09/13/28 (Þ)	2,350	2,554
Wachovia Bank Commercial Mortgage Trust Series 2003-C4 Class D 5.040% due 04/15/35	844	850
Series 2006-C29 Class E 5.516% due 11/15/48	2,682	340
Series 2006-WL7A Class A1 0.330% due 09/15/21 (Ê)(Þ)	6,723	6,504
Series 2007-C30 Class A5 5.342% due 12/15/43	16,650	18,044
Series 2007-C31 Class A4 5.509% due 04/15/47	3,830	4,176
Series 2007-C32 Class A3 5.927% due 06/15/49	1,890	2,049
Series 2007-WHL8 Class A1 0.320% due 06/15/20 (Ê)(Þ)	2,545	2,359

	Principal Amount ($) or Shares	Market Value $
WaMu Mortgage Pass Through Certificates Series 2007-HY5 Class 3A1 5.350% due 05/25/37 (Ê)	4,315	3,832
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-1 Class 4CB 6.500% due 02/25/36	11,594	5,871
Series 2006-5 Class 3A2 6.000% due 07/25/36	423	203
Series 2006-AR2 Class A1A 1.109% due 04/25/46 (Ê)	1,268	674
Series 2006-AR6 Class 1A 0.429% due 07/25/46 (Ê)	580	342
Series 2006-AR7 Class A1A 1.078% due 09/25/46 (Ê)	15,362	6,482
Series 2006-AR8 Class 2A 1.008% due 10/25/46 (Ê)	2,097	881
Series 2006-AR9 Class 2A 1.009% due 11/25/46 (Ê)	14,698	5,952
Series 2007-HY2 Class 2A3 4.602% due 04/25/37 (Ê)	6,166	3,634
Series 2007-OA5 Class A1A 0.999% due 05/25/47 (Ê)	6,236	3,463
Washington Mutual Mortgage Pass Through Certificates Series 2002-AR9 Class 1A 1.558% due 08/25/42 (Ê)	136	110
Series 2004-AR1 Class A 2.577% due 03/25/34 (Ê)	125	123
Series 2005-AR6 Class B3 0.899% due 04/25/45 (Ê)(Þ)	1,615	52
Series 2005-AR11 Class A1A 0.559% due 08/25/45 (Ê)	835	684
Series 2005-AR13 Class A1A1 0.529% due 10/25/45 (Ê)	218	174
Series 2005-AR17 Class A1A2 0.529% due 12/25/45 (Ê)	423	314
Series 2006-AR7 Class 2A 1.139% due 07/25/46 (Ê)	2,464	1,602
Series 2006-AR8 Class 1A5 2.511% due 08/25/46 (Ê)	25	1
Series 2006-AR8 Class 2A3 5.494% due 08/25/36 (Ê)	118	13
Series 2007-HY3 Class 4A1 2.692% due 03/25/37 (Ê)	5,441	4,288
Series 2007-HY3 Class 4B1 2.692% due 03/25/37 (Ê)	159	1
Wells Fargo Alternative Loan Trust Series 2007-PA2 Class 1A1 6.000% due 06/25/37	17	14
Wells Fargo Mortgage Backed Securities Trust Series 2003-N Class 1A1 4.554% due 12/25/33 (Ê)	795	798
Series 2004-AA Class A1 2.596% due 12/25/34 (Ê)	787	775

248	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2004-CC Class A1 2.604% due 01/25/35 (Ê)	1,297	1,222
Series 2005-18 Class 2A10 21.858% due 01/25/36 (Ê)	1,224	1,598
Series 2005-AR7 Class 2A1 5.098% due 05/25/35 (Ê)	5,039	5,012
Series 2005-AR8 Class 2A1 2.689% due 06/25/35 (Ê)	552	530
Series 2005-AR11 Class 1A1 2.629% due 06/25/35 (Ê)	605	600
Series 2006-2 Class 2A3 5.500% due 03/25/36	1,603	1,511
Series 2006-3 Class A11 5.500% due 03/25/36	5,785	5,653
Series 2006-6 Class 1A8 5.750% due 05/25/36	2,380	2,298
Series 2006-8 Class A15 6.000% due 07/25/36	5,382	4,967
Series 2006-11 Class A8 6.000% due 09/25/36	1,172	1,095
Series 2006-11 Class A9 6.500% due 09/25/36	2,396	2,231
Series 2006-13 Class A5 6.000% due 10/25/36	1,458	1,427
Series 2006-AR1 Class 2A5 5.367% due 03/25/36 (Ê)	1,787	1,658
Series 2006-AR2 Class 2A1 2.629% due 03/25/36	1,674	1,468
Series 2006-AR2 Class 2A3 2.629% due 03/25/36 (Ê)	1,373	1,195
Series 2006-AR4 Class 1A1 5.779% due 04/25/36 (Ê)	6,363	5,364
Series 2006-AR10 Class 4A1 2.619% due 07/25/36 (Ê)	3,291	2,441
Series 2006-AR12 Class 2A1 5.834% due 09/25/36 (Ê)	3,650	3,270
Series 2006-AR17 Class A1 2.606% due 10/25/36 (Ê)	9,586	7,282
Series 2006-AR18 Class 2A2 5.374% due 11/25/36 (Ê)	202	16
Series 2007-1 Class A6 5.500% due 02/25/37	772	653
Series 2007-2 Class 1A13 6.000% due 03/25/37	5,912	5,389
Series 2007-4 Class A15 6.000% due 04/25/37	996	916
Series 2007-4 Class A21 5.500% due 04/25/37	648	566
Series 2007-6 Class A6 6.000% due 05/25/37	511	437
Series 2007-7 Class A38 6.000% due 06/25/37	994	919
Series 2007-7 Class A6 6.000% due 06/25/37	970	940
Series 2007-8 Class 1A16 6.000% due 07/25/37	2,427	2,245

	Principal Amount ($) or Shares	Market Value $
Series 2007-8 Class 2A2 6.000% due 07/25/37	4,936	4,825
Series 2007-10 Class 1A18 6.000% due 07/25/37	4,284	3,968
Series 2007-10 Class 1A5 6.000% due 07/25/37	5,612	5,129
Series 2007-11 Class A14 6.000% due 08/25/37	696	664
Series 2007-11 Class A36 6.000% due 08/25/37	2,943	2,803
Series 2007-11 Class A81 6.000% due 08/25/37	4,903	4,735
Series 2007-11 Class A85 6.000% due 08/25/37	224	216
Series 2007-11 Class A96 6.000% due 08/25/37	2,629	2,538
Series 2007-13 Class A7 6.000% due 09/25/37	1,090	1,000
Series 2007-14 Class 1A1 6.000% due 10/25/37	884	845
Series 2007-AR5 Class A1 6.052% due 10/25/37 (Ê)	2,276	2,007
WF-RBS Commercial Mortgage Trust Series 2011-C5 Class A4 3.667% due 11/15/44	14,695	15,441

		3,203,974

Municipal Bonds - 2.0%
American Municipal Power, Inc. Revenue Bonds 6.270% due 02/15/50	1,750	1,960
Brazos Higher Education Authority Revenue Bonds 0.584% due 12/26/24 (Ê)	3,795	3,456
Chicago Transit Authority Revenue Bonds 6.300% due 12/01/21	500	563
6.899% due 12/01/40	5,200	6,354
City of Chicago Illinois General Obligation Unlimited 5.000% due 12/01/24 (µ)	17,715	19,235
City of Colorado Springs Colorado Utilities System Revenue Bonds 5.000% due 11/15/33	200	209
County of Clark Nevada Airport System Revenue Bonds 6.820% due 07/01/45	1,200	1,624
County of Cook Illinois General Obligation Unlimited 5.000% due 11/15/26 (µ)	15,000	16,220
East Baton Rouge Sewerage Commission Revenue Bonds 6.087% due 02/01/45	1,800	1,967
Iowa Tobacco Settlement Authority Revenue Bonds 6.500% due 06/01/23	355	337

Russell Strategic Bond Fund	249

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Los Angeles Unified School District General Obligation Unlimited 6.758% due 07/01/34	800	1,031
Metropolitan Government of Nashville & Davidson County Convention Center Authority Revenue Bonds 6.731% due 07/01/43	100	120
Municipal Electric Authority of Georgia Revenue Bonds 6.637% due 04/01/57	6,010	6,827
7.055% due 04/01/57	5,615	5,893
New Jersey Economic Development Authority Revenue Bonds 1.474% due 06/15/13 (Ê)	3,900	3,903
New Jersey State Turnpike Authority Revenue Bonds 7.102% due 01/01/41	3,925	5,493
New York City Municipal Water Finance Authority Revenue Bonds 5.375% due 06/15/43	5,075	5,773
New York Liberty Development Corp. Revenue Bonds 5.000% due 12/15/41	200	219
Northstar Education Finance, Inc. Revenue Bonds Zero coupon due 04/01/42 (Ê)	4,600	3,634
0.323% due 04/01/42 (Ê)	1,350	1,087
0.338% due 04/01/42 (Ê)	1,200	966
1.137% due 01/29/46 (Ê)	150	119
1.138% due 01/29/46 (Ê)	4,000	3,220
Public Power Generation Agency Revenue Bonds 7.242% due 01/01/41	100	116
San Diego County Regional Airport Authority Revenue Bonds 6.628% due 07/01/40	15,190	16,527
San Diego Redevelopment Agency Tax Allocation 7.625% due 09/01/30	500	529
San Diego Tobacco Settlement Revenue Funding Corp. Revenue Bonds 7.125% due 06/01/32	1,045	817
South Carolina Student Loan Corp. Revenue Bonds 0.607% due 12/01/20 (Ê)	4,500	4,309
State of California General Obligation Unlimited 5.700% due 11/01/21	920	1,054
6.650% due 03/01/22	1,675	2,035
7.500% due 04/01/34	800	1,024
7.950% due 03/01/36	4,435	5,219
5.650% due 04/01/39 (Ê)	700	732
7.550% due 04/01/39	4,688	6,137
7.625% due 03/01/40	3,185	4,191
7.600% due 11/01/40	1,100	1,457
State of Illinois General Obligation Unlimited 5.665% due 03/01/18	7,000	7,754

	Principal Amount ($) or Shares		Market Value $
5.100% due 06/01/33		1,400	1,299
7.350% due 07/01/35		6,400	7,310
State of Louisiana Gasoline & Fuels Tax Revenue Bonds 3.000% due 05/01/43 (Ê)		4,200	4,243
Tobacco Settlement Finance Authority Revenue Bonds 7.467% due 06/01/47		2,350	1,750
Tobacco Settlement Financing Corp. Revenue Bonds 5.500% due 06/01/26		1,500	1,639

			158,352

Non-US Bonds - 1.4%
Abbey National Treasury Services PLC/London 2.674% due 02/16/15 (Ê)	GBP	1,800	2,922
Brazil Notas do Tesouro Nacional Serie B Series NTNB 6.000% due 05/15/15	BRL	6,090	7,465
Brazil Notas do Tesouro Nacional Serie F Series NTNF 10.000% due 01/01/14	BRL	6,874	3,786
Brazilian Government International Bond 8.500% due 01/05/24 (Ñ)	BRL	5,330	2,845
Canada Housing Trust No. 1 3.750% due 03/15/20 (Þ)	CAD	2,300	2,556
3.350% due 12/15/20 (Þ)	CAD	300	324
3.800% due 06/15/21 (Þ)	CAD	1,600	1,785
Eksportfinans ASA Series 2 0.720% due 07/28/16	JPY	300,000	3,043
European Loan Conduit Series 2007-25X Class A 1.207% due 05/15/19 (Ê)	EUR	158	177
Federative Republic of Brazil 12.500% due 01/05/22	BRL	2,500	1,718
10.250% due 01/10/28	BRL	2,600	1,610
Granite Master Issuer PLC Series 2005-2 Class A5 0.688% due 12/20/54 (Ê)	EUR	749	956
Granite Mortgages PLC Series 2003-3 Class 2A 1.121% due 01/20/44 (Ê)	EUR	1,102	1,416
Series 2004-2 Class 3A 1.356% due 06/20/44 (Ê)	GBP	183	285
Series 2004-3 Class 2A2 1.133% due 09/20/44 (Ê)	EUR	460	589
Series 2004-3 Class 3A1 1.396% due 09/20/44 (Ê)	GBP	120	188
Hellenic Republic Government Bond Series PSI 3.000% due 02/24/15	EUR	4,130	968

250	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Holmes Master Issuer PLC Series 2011-1A Class A3 2.107% due 10/15/54 (Ê)(Þ)	EUR	1,200	1,595
Housing Financing Fund Series 2 3.750% due 04/15/34	ISK	373,202	3,487
Series 3 3.750% due 06/15/44	ISK	760,642	7,044
Mexican Bonos Series M 20 12.500% due 11/30/17	MXN	43,193	4,350
Series M 30 8.500% due 11/18/38	MXN	33,780	2,919
Series M 6.250% due 06/16/16	MXN	59,040	4,715
6.500% due 06/10/21	MXN	33,540	2,639
7.750% due 11/13/42	MXN	89,558	7,131
Peruvian Government International Bond Series REGS 8.600% due 08/12/17	PEN	7,745	3,493
6.950% due 08/12/31	PEN	4,645	1,955
Province of British Columbia Canada 4.300% due 06/18/42	CAD	200	231
Province of Ontario Canada 4.300% due 03/08/17	CAD	200	223
4.200% due 06/02/20	CAD	400	445
4.000% due 06/02/21	CAD	13,765	15,060
3.150% due 06/02/22	CAD	500	509
4.600% due 06/02/39	CAD	900	1,060
Province of Quebec Canada 4.500% due 12/01/17	CAD	600	676
4.500% due 12/01/18	CAD	200	226
4.500% due 12/01/20	CAD	700	793
4.250% due 12/01/21	CAD	2,200	2,443
3.500% due 12/01/22	CAD	3,200	3,330
South Africa Government Bond Series R186 10.500% due 12/21/26	ZAR	74,220	11,410
Series R207 7.250% due 01/15/20	ZAR	6,280	793
Series R208 6.750% due 03/31/21	ZAR	43,630	5,287

			114,447

United States Government Agencies - 1.5%
Fannie Mae 4.125% due 04/15/14		1,800	1,932
5.375% due 07/15/16		2,400	2,851
5.000% due 02/13/17		1,400	1,659
5.375% due 06/12/17		2,900	3,518
Federal Home Loan Mortgage Corp. 0.700% due 11/04/13		23,040	23,041
1.375% due 02/25/14		4,355	4,438
2.500% due 05/27/16		100	107
2.000% due 08/25/16		11,375	11,920
1.000% due 03/08/17		18,500	18,486
3.750% due 03/27/19		4,200	4,802

	Principal Amount ($) or Shares	Market Value $
1.750% due 05/30/19	1,000	1,007
2.375% due 01/13/22	17,500	17,605
Federal National Mortgage Association 0.375% due 03/16/15	5,300	5,283
1.375% due 11/15/16	100	102
1.250% due 01/30/17	4,500	4,555
Zero coupon due 10/09/19	11,005	8,860
Freddie Mac 5.000% due 02/16/17	1,900	2,256
Series 1 0.500% due 10/15/13	3,700	3,703
Freddie Mac MAC 5.500% due 07/18/16	1,500	1,788
Tennessee Valley Authority 4.625% due 09/15/60	1,300	1,467

		119,380

United States Government Treasuries - 13.0%
United States Treasury Inflation Indexed Bonds 1.625% due 01/15/15 (Æ)	7,272	7,901
1.875% due 07/15/15	4,096	4,561
0.125% due 04/15/16 (Æ)	206	219
1.250% due 07/15/20 (Æ)	522	607
0.125% due 01/15/22	1,006	1,052
2.375% due 01/15/25	3,623	4,727
2.375% due 01/15/27 (Æ)	44,586	58,957
1.750% due 01/15/28 (Æ)	435	536
3.875% due 04/15/29	1,800	2,859
2.125% due 02/15/41 (Æ)	6,704	9,215
United States Treasury Notes 0.250% due 10/31/13	15,500	15,502
0.250% due 01/31/14	46,300	46,302
0.250% due 02/28/14	2,515	2,515
0.375% due 11/15/14	100,900	100,995
0.375% due 04/15/15	18,715	18,714
3.250% due 05/31/16	12,850	14,205
0.875% due 01/31/17	58,455	58,766
1.000% due 03/31/17	160,191	161,793
0.875% due 04/30/17	1,000	1,003
3.500% due 02/15/18	900	1,025
1.375% due 12/31/18 (Ñ)	45,200	45,634
2.750% due 02/15/19	1,300	1,428
1.500% due 03/31/19	11,200	11,352
1.250% due 04/30/19	22,200	22,096
3.125% due 05/15/19	1,200	1,348
3.625% due 08/15/19	1,900	2,199
3.375% due 11/15/19	2,600	2,963
3.500% due 05/15/20	1,100	1,264
2.625% due 08/15/20	4,200	4,533
3.125% due 05/15/21	34,600	38,571
2.000% due 11/15/21	133,085	134,541
2.000% due 02/15/22	56,415	56,838
6.250% due 08/15/23	6,210	8,820
4.750% due 02/15/41	13,500	17,940
3.125% due 11/15/41	92,790	93,080
3.125% due 02/15/42	85,220	85,460

Russell Strategic Bond Fund	251

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

United States Treasury Principal Principal Only STRIP Zero coupon due 02/15/27	13,920	9,279

		1,048,800

Total Long-Term Investments (cost $7,140,543)		7,275,394

Common Stocks - 0.0%
Financial Services - 0.0%
Escrow GM Corp. (Å)	420,000	105

Total Common Stocks (cost $—)		105

Preferred Stocks - 0.0%
Financial Services - 0.0%
DG Funding Trust (Å)	479	3,583

Total Preferred Stocks (cost $5,070)		3,583

Short-Term Investments - 18.2%
Adam Aircraft Industries, Inc. Term Loan 15.130% due 05/23/12 (Å)(Ø)	760	8
Allstate Life Global Funding Trusts 5.375% due 04/30/13	2,200	2,304
Ally Auto Receivables Trust Series 2012-1 Class A1 0.485% due 01/15/13	4,852	4,856
American Express Bank FSB Series BKNT 5.500% due 04/16/13	700	731
AmeriCredit Automobile Receivables Trust Series 2012-1 Class A1 0.447% due 02/08/13	8,130	8,135
Amsouth Bank Series AI 4.850% due 04/01/13	1,360	1,380
Appalachian Power Co. Series O 5.650% due 08/15/12	980	993
AT&T, Inc. 4.950% due 01/15/13	100	103
Banco do Brasil NY 2.152% due 03/26/13 (ž)	4,900	4,856
Barclays Bank PLC 5.450% due 09/12/12	19,100	19,408
BRFkredit A/S 2.050% due 04/15/13 (Þ)	16,500	16,690
CarMax Auto Owner Trust Series 2012-1 Class A1 0.381% due 02/15/13	6,942	6,944
Carolina Power & Light Co. 6.500% due 07/15/12	105	106
Citigroup, Inc. 5.500% due 08/27/12	2,500	2,535
5.625% due 08/27/12	1,800	1,824

	Principal Amount ($) or Shares	Market Value $
5.300% due 10/17/12	1,000	1,020
5.500% due 04/11/13	7,900	8,174
Comcast Holdings Corp. 10.625% due 07/15/12	4,800	4,893
Countrywide Financial Corp. Series MTN 5.800% due 06/07/12 (Ñ)	500	502
DDR Corp. 5.375% due 10/15/12	3,320	3,348
Delta Air Lines 2002-1 Class G-2 Pass Through Trust Series 02G2 6.417% due 07/02/12	2,785	2,809
DT Auto Owner Trust Series 2010-1A Class B 2.360% due 04/15/13 (Þ)	507	507
Enterprise Products Operating LLC 5.900% due 04/15/13	1,425	1,489
Fannie Mae 3.625% due 02/12/13	8,000	8,210
Federal Home Loan Banks 0.210% due 01/04/13	20,800	20,796
0.160% due 02/13/13	49,900	49,867
0.170% due 02/25/13	60,000	59,961
0.200% due 03/01/13	11,900	11,895
1.625% due 03/20/13	29,560	29,920
0.240% due 04/26/13	24,900	24,895
Series 0002 0.160% due 02/01/13	25,000	24,985
Federal National Mortgage Association 0.270% due 10/18/12 (Ê)	15,490	15,499
FIH Erhvervsbank A/S 2.450% due 08/17/12 (Þ)	8,600	8,646
Ford Credit Auto Lease Trust Series 2012-A Class A1 0.358% due 03/15/13 (Þ)	9,045	9,058
Ford Motor Credit Co. LLC 7.500% due 08/01/12	4,940	5,018
Freddie Mac 4.500% due 01/15/13	178	183
Freddie Mac Discount Notes Zero coupon due 04/23/13 (ž)	51,600	51,498
Frontier Communications Corp. 6.250% due 01/15/13 (Ñ)	3,600	3,681
Gazprom OAO Via Gaz Capital SA 7.343% due 04/11/13 (Þ)	600	628
Gazprom OAO Via RBS AG Series REGS 9.625% due 03/01/13	1,200	1,275
Honda Auto Receivables Owner Trust Series 2011-3 Class A1 0.398% due 10/22/12	3,157	3,159
Series 2012-1 Class A1 0.413% due 03/15/13	8,125	8,136
Huntington Auto Trust Series 2012-1 Class A1 0.342% due 03/15/13	9,567	9,579

252	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Hyundai Auto Receivables Trust Series 2012-A Class A1 0.300% due 03/15/13	7,451		7,459
Iceland Rikisbref 4.250% due 08/24/12	198,000		1,581
ING Bank NV 1.524% due 03/15/13 (Ê)(Þ)	8,100		8,112
Itau Unibanco SA Zero coupon due 05/09/12 (ç)(ž)	1,400		1,399
John Deere Owner Trust Series 2012-A Class A1 0.379% due 03/15/13	5,923		5,926
KCP&L Greater Missouri Operations Co. 11.875% due 07/01/12	7,475		7,606
MBNA Corp. 6.125% due 03/01/13	2,000		2,070
Merrill Lynch & Co., Inc. 0.710% due 06/05/12 (Ê)	8,425		8,426
6.050% due 08/15/12 (Ñ)	6,600		6,696
5.450% due 02/05/13	7,500		7,705
Metropolitan Life Global Funding I 5.125% due 04/10/13 (Þ)	3,000		3,121
Mexico Cetes Series BI Zero coupon due 05/03/12	375,000		28,779
Zero coupon due 05/10/12	24,000		1,840
Zero coupon due 06/14/12	65,000		4,963
Zero coupon due 06/21/12	14,000		1,068
Zero coupon due 06/28/12	62,900		4,795
Zero coupon due 07/05/12	1,200		91
Mirant Mid Atlantic Pass Through Trust A Series A 8.625% due 06/30/12	750		765
MMCA Automobile Trust Series 2012-A Class A1 0.601% due 02/04/13 (Þ)	6,541		6,549
Morgan Stanley 1.321% due 03/01/13 (Ê)	2,500		3,268
NGPL PipeCo LLC 6.514% due 12/15/12 (Ñ)(Þ)	7,500		7,473
Nissan Auto Receivables Owner Trust Series 2012-A Class A1 0.359% due 03/15/13	17,812		17,832
NuStar Logistics, LP 6.050% due 03/15/13	3,607		3,734
Ohio Power Co. Series C 5.500% due 03/01/13	435		452
Pacific Gas & Electric Co. 0.430% due 05/17/12 (Å)(ç)(ž)	6,700		6,699
Principal Life Income Funding Trusts 5.300% due 04/24/13	400		418
Rock-Tenn Co. 5.625% due 03/15/13	373		381
Royal Bank of Scotland PLC (The) 2.625% due 05/11/12 (Þ)	4,400		4,400
Russell U.S. Cash Management Fund	825,055,866	(¥)	825,056

	Principal Amount ($) or Shares	Market Value $
Santander Drive Auto Receivables Trust Series 2011-4 Class A1 0.419% due 10/15/12	458	458
SMART Trust Series 2011-1USA Class A2A 1.180% due 04/14/13 (Þ)	1,319	1,319
Series 2012-1USA Class A1 0.477% due 03/14/13 (Þ)	5,563	5,566
Societe Financement de l’Economie Francaise 0.667% due 07/16/12 (Ê)(Þ)	2,000	2,001
Springleaf Finance Corp. Series MTNI 4.875% due 07/15/12 (Ñ)	200	199
Swedbank AB 2.900% due 01/14/13 (Þ)	15,300	15,531
Telefonica Emisiones SAU 2.582% due 04/26/13	4,735	4,717
United States Treasury Bills 0.078% due 06/14/12 (ç)(ž)	310	310
0.081% due 07/12/12 (ž)	2,000	1,999
0.063% due 07/19/12 (ž)	480	480
0.135% due 08/30/12 (ž)	260	260
0.144% due 09/13/12 (ž)	670	670
0.142% due 09/20/12 (ž)	100	100
0.144% due 09/27/12 (ž)	300	300
0.166% due 02/07/13 (ž)	602	601
United States Treasury Inflation Indexed Bonds 0.625% due 04/15/13 (Æ)	4,200	4,281
UnitedHealth Group, Inc. 4.875% due 02/15/13	400	413
Verizon Communications, Inc. 5.250% due 04/15/13	300	313
Volkswagen Auto Loan Enhanced Trust Series 2012-1 Class A1 0.439% due 01/22/13	3,173	3,176
WCI Finance LLC / WEA Finance LLC 5.400% due 10/01/12 (Þ)	753	766
World Omni Auto Receivables Trust Series 2011-B Class A1 0.411% due 11/15/12	2,115	2,115

Total Short-Term Investments (cost $1,463,994)		1,464,743

Repurchase Agreements - 0.4%
Agreement with Morgan Stanley Co. Incorporated and State Street Bank (Tri-Party) of $11,100 dated April 30, 2012 at 0.200% to be repurchased at $11,100 on May 1, 2012 collateralized by: $9,059 par various United States Treasury Obligations, valued at $11,117.	11,100	11,100

Russell Strategic Bond Fund	253

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Agreement with Morgan Stanley Co. Incorporated and State Street Bank (Tri-Party) of $20,100 dated April 30, 2012 at 0.200% to be repurchased at $20,100 on May 1, 2012 collateralized by: $19,505 par various United States Treasury Obligations, valued at $20,474.	20,100		20,100

Total Repurchase Agreements (cost $31,200)			31,200

Other Securities - 0.6%
Russell Investment Company Liquidating Trust (×)	3,640,247	(¥)	3,706
Russell U.S. Cash Collateral Fund (×)	48,054,708	(¥)	48,055

Total Other Securities (cost $51,695)			51,761

Total Investments - 109.4% (identified cost $8,692,502)			8,826,786

Other Assets and Liabilities, Net - (9.4%)			(759,939)

Net Assets - 100.0%			8,066,847

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

254	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Eurodollar Futures (CME)	488	USD	121,152	03/14	230
Eurodollar Futures (CME)	406	USD	100,698	06/14	366
Eurodollar Futures (CME)	1,043	USD	258,390	09/14	515
German Euro Bobl Futures (Germany)	60	EUR	7,518	06/12	83
German Euro Bund Futures (Germany)	284	EUR	40,069	06/12	1,131
United States Treasury 2 Year Note Futures	1,869	USD	412,202	06/12	394
United States Treasury 5 Year Note Futures	2,741	USD	339,327	06/12	2,014
United States Treasury 10 Year Note Futures	2,477	USD	327,661	06/12	2,761
United States Treasury 30 Year Note Futures	818	USD	116,872	06/12	1,272
United States Treasury Ultra Long-Term Bond Futures	668	USD	105,419	06/12	913

Short Positions
Eurodollar Futures (CME)	348	USD	85,952	03/15	(128)
Eurodollar Futures (CME)	1,043	USD	256,734	09/15	(672)
Eurodollar Futures (CME)	406	USD	99,764	12/15	(569)
Japan Government 10 Year Bond Futures (Japan)	38	JPY	5,438,560	06/12	(319)
United Kingdom Long Gilt Bond Futures (UK)	76	GBP	8,786	06/12	(14)
United States Treasury 2 Year Note Futures	219	USD	48,300	06/12	(55)
United States Treasury 5 Year Note Futures	874	USD	108,199	06/12	(294)
United States Treasury 10 Year Note Futures	116	USD	15,345	06/12	(112)
United States Treasury 30 Year Note Futures	429	USD	61,293	06/12	(533)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					6,983

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	255

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

Options Written	Call/Put	Number of Contracts	Strike Price	Notional Amount		Expiration Date	Market Value $

Inflationary Floor Options	Call	1	0.00	USD	8,490	11/23/20	(19)
Inflationary Floor Options	Put	1	0.00	USD	1,300	03/10/20	(3)
Inflationary Floor Options	Put	1	0.00	USD	3,600	03/12/20	(4)
Inflationary Floor Options	Put	1	0.00	USD	8,800	04/07/20	(12)
Inflationary Floor Options	Put	1	0.00	USD	3,300	09/29/20	(5)

Swaptions
(Fund Receives/Fund Pays)
USD Three Month LIBOR/USD 1.400%	Call	2	0.00		8,000	03/18/13	(84)
USD 0.920%/USD Three Month LIBOR	Put	2	0.00		69,000	11/14/12	(62)
USD 1.000%/USD Three Month LIBOR	Put	1	0.00		6,400	08/13/12	(5)
USD 1.000%/USD Three Month LIBOR	Put	1	0.00		23,800	11/19/12	(5)
USD 1.200%/USD Three Month LIBOR	Put	1	0.00		17,100	07/11/13	(42)
USD 1.400%/USD Three Month LIBOR	Put	1	0.00		3,200	03/18/13	(43)
USD 1.400%/USD Three Month LIBOR	Put	1	0.00		4,800	03/18/13	(64)
USD 1.550%/USD Three Month LIBOR	Put	5	0.00		138,900	08/13/12	(282)
USD 1.700%/USD Three Month LIBOR	Put	4	0.00		144,400	08/13/12	(187)
USD 1.700%/USD Three Month LIBOR	Put	2	0.00		24,300	08/13/12	(31)
USD 1.750%/USD Three Month LIBOR	Put	1	0.00		26,800	11/19/12	(2)
USD 2.000%/USD Three Month LIBOR	Put	1	0.00		8,700	03/18/13	(47)
USD 2.250%/USD Three Month LIBOR	Put	5	0.00		119,500	09/24/12	(2)
USD 2.250%/USD Three Month LIBOR	Put	1	0.00		24,700	05/28/13	(6)
USD 2.750%/USD Three Month LIBOR	Put	2	0.00		31,100	06/18/12	—
USD 3.000%/USD Three Month LIBOR	Put	6	0.00		132,500	06/18/12	—
USD 3.250%/USD Three Month LIBOR	Put	2	0.00		19,000	07/16/12	—
USD 10.000%/USD Three Month LIBOR	Put	1	0.00		9,000	07/10/12	—

Total Liability for Options Written (premiums received $6,932)							(905)

See accompanying notes which are an integral part of the financial statements.

256	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	1,323	EUR	1,000	05/03/12	1
Bank of America	USD	2,171	JPY	177,993	06/20/12	59
Bank of America	USD	4,329	JPY	359,493	06/20/12	175
Bank of America	CAD	2,373	EUR	1,808	06/20/12	(6)
Bank of America	JPY	185,901	EUR	1,743	06/20/12	(22)
Bank of America	MXN	30,904	USD	2,345	05/22/12	(23)
Bank of Nova Scotia	USD	1,703	EUR	1,300	06/14/12	18
Bank of Nova Scotia	USD	2,622	EUR	2,001	06/14/12	27
Barclays Bank PLC	USD	300	BRL	555	06/04/12	(11)
Barclays Bank PLC	USD	400	BRL	741	06/04/12	(14)
Barclays Bank PLC	USD	1,067	EUR	800	06/14/12	(7)
Barclays Bank PLC	USD	2,049	EUR	1,544	06/20/12	(4)
Barclays Bank PLC	USD	2,130	EUR	1,619	06/20/12	14
Barclays Bank PLC	USD	2,171	EUR	1,662	06/20/12	29
Barclays Bank PLC	USD	2,291	EUR	1,743	06/20/12	16
Barclays Bank PLC	USD	1,769	EUR	1,348	07/16/12	16
Barclays Bank PLC	USD	2,101	EUR	1,600	07/16/12	18
Barclays Bank PLC	USD	3,888	GBP	2,426	05/02/12	49
Barclays Bank PLC	USD	21,456	JPY	1,685,000	05/14/12	(349)
Barclays Bank PLC	USD	2,194	JPY	175,044	06/20/12	(1)
Barclays Bank PLC	USD	559	MXN	7,248	06/15/12	(5)
Barclays Bank PLC	BRL	22,363	USD	12,021	07/18/12	456
Barclays Bank PLC	CAD	19,818	USD	20,007	06/21/12	(32)
Barclays Bank PLC	EUR	6,425	USD	8,536	05/11/12	31
Barclays Bank PLC	EUR	1,480	USD	1,957	06/04/12	(3)
Barclays Bank PLC	EUR	1,684	USD	2,219	06/20/12	(10)
Barclays Bank PLC	EUR	1,759	USD	2,330	06/20/12	2
Barclays Bank PLC	EUR	12,871	USD	16,846	07/16/12	(199)
Barclays Bank PLC	GBP	2,426	USD	3,888	06/01/12	(49)
Barclays Bank PLC	JPY	89,134	EUR	817	06/20/12	(36)
Barclays Bank PLC	JPY	1,289	USD	16	05/14/12	—
Barclays Bank PLC	JPY	178,676	USD	2,158	06/20/12	(81)
Barclays Bank PLC	MXN	3,200	USD	251	05/10/12	6
Barclays Bank PLC	MXN	20,800	USD	1,635	05/10/12	39
Barclays Bank PLC	MXN	95,144	USD	7,166	05/25/12	(123)
Barclays Bank PLC	MXN	3,600	USD	282	06/28/12	7
Citibank	USD	2,133	AUD	2,048	06/20/12	(10)
Citibank	USD	2,138	AUD	2,081	06/20/12	20
Citibank	USD	806	BRL	1,525	06/04/12	(11)
Citibank	USD	2,165	CAD	2,151	06/20/12	10
Citibank	USD	1,068	EUR	800	06/14/12	(9)
Citibank	USD	1,462	EUR	1,116	06/20/12	16
Citibank	USD	2,181	EUR	1,662	06/20/12	20
Citibank	USD	2,233	EUR	1,684	06/20/12	(3)
Citibank	USD	800	GBP	500	05/02/12	12
Citibank	USD	2,169	JPY	178,196	06/20/12	64
Citibank	USD	2,171	JPY	179,822	06/20/12	82
Citibank	AUD	965	CAD	1,006	06/20/12	17
Citibank	AUD	2,058	USD	2,147	06/20/12	14
Citibank	AUD	2,299	USD	2,380	06/20/12	(3)
Citibank	CAD	6,538	USD	6,541	06/20/12	(70)
Citibank	EUR	1,659	AUD	2,129	06/20/12	10
Citibank	EUR	1,671	GBP	1,368	06/20/12	7

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	257

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Citibank	EUR	1,545	JPY	168,038	06/20/12	60
Citibank	EUR	1,672	JPY	180,107	06/20/12	43
Citibank	EUR	1,631	NZD	2,659	06/20/12	8
Citibank	EUR	11,989	USD	15,870	05/02/12	—
Citibank	EUR	1,180	USD	1,541	06/20/12	(22)
Citibank	EUR	1,659	USD	2,190	06/20/12	(6)
Citibank	EUR	1,741	USD	2,298	06/20/12	(7)
Citibank	GBP	1,364	EUR	1,648	06/20/12	(31)
Citibank	GBP	1,362	USD	2,159	06/20/12	(51)
Citibank	JPY	180,803	EUR	1,659	06/20/12	(69)
Citibank	JPY	4,698,849	USD	60,569	05/14/12	1,710
Citibank	JPY	176,205	USD	2,169	06/20/12	(39)
Citibank	JPY	176,709	USD	2,182	06/20/12	(32)
Citibank	JPY	177,919	USD	2,169	06/20/12	(60)
Citibank	JPY	178,178	USD	2,159	06/20/12	(74)
Citibank	JPY	178,694	USD	2,188	06/20/12	(51)
Citibank	JPY	529,349	USD	6,542	06/20/12	(91)
Citibank	MXN	14,000	USD	1,098	06/21/12	28
Citibank	MXN	57,300	USD	4,428	06/28/12	52
Citibank	NZD	2,642	EUR	1,631	06/20/12	6
Citibank	NZD	3,184	USD	2,579	06/20/12	(16)
Citibank	SEK	22,626	USD	3,375	06/20/12	15
Credit Suisse First Boston	USD	1,632	CHF	1,489	06/20/12	9
Credit Suisse First Boston	USD	2,314	EUR	1,749	06/20/12	1
Credit Suisse First Boston	USD	2,314	EUR	1,743	06/20/12	(7)
Credit Suisse First Boston	USD	2,190	GBP	1,348	06/20/12	(3)
Credit Suisse First Boston	USD	2,180	JPY	176,853	06/20/12	36
Credit Suisse First Boston	USD	2,186	JPY	175,903	06/20/12	18
Credit Suisse First Boston	AUD	1,294	USD	1,333	06/07/12	(10)
Credit Suisse First Boston	CAD	1,878	EUR	1,430	06/20/12	(6)
Credit Suisse First Boston	CAD	2,073	USD	2,083	06/20/12	(13)
Credit Suisse First Boston	CHF	2,230	EUR	1,854	06/20/12	(4)
Credit Suisse First Boston	EUR	1,663	GBP	1,370	06/20/12	21
Credit Suisse First Boston	EUR	1,665	GBP	1,361	06/20/12	3
Credit Suisse First Boston	EUR	1,632	JPY	180,307	06/20/12	99
Credit Suisse First Boston	EUR	1,633	USD	2,159	06/20/12	(3)
Credit Suisse First Boston	EUR	1,653	USD	2,169	06/20/12	(19)
Credit Suisse First Boston	EUR	1,662	USD	2,176	06/20/12	(24)
Credit Suisse First Boston	EUR	1,743	USD	2,269	06/20/12	(38)
Credit Suisse First Boston	EUR	12,870	USD	16,861	07/16/12	(182)
Credit Suisse First Boston	GBP	1,356	USD	2,188	06/20/12	(12)
Credit Suisse First Boston	GBP	1,370	USD	2,155	06/20/12	(67)
Credit Suisse First Boston	JPY	178,496	USD	2,169	06/20/12	(68)
Deutsche Bank AG	USD	874	AUD	841	06/20/12	(2)
Deutsche Bank AG	USD	2,166	AUD	2,097	06/20/12	7
Deutsche Bank AG	USD	2,189	CAD	2,179	06/20/12	15
Deutsche Bank AG	USD	2,165	CHF	1,984	06/20/12	22
Deutsche Bank AG	USD	661	EUR	500	05/03/12	—
Deutsche Bank AG	USD	398	EUR	300	06/14/12	(1)
Deutsche Bank AG	USD	929	EUR	700	06/14/12	(2)
Deutsche Bank AG	USD	1,062	EUR	800	06/14/12	(3)
Deutsche Bank AG	USD	1,347	EUR	1,015	06/14/12	(3)
Deutsche Bank AG	USD	3,781	EUR	2,900	06/14/12	58

See accompanying notes which are an integral part of the financial statements.

258	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Deutsche Bank AG	USD	1,313	EUR	1,000	07/16/12	11
Deutsche Bank AG	USD	1,432	GBP	900	05/02/12	28
Deutsche Bank AG	USD	2,387	GBP	1,500	05/02/12	47
Deutsche Bank AG	USD	2,162	GBP	1,363	06/20/12	49
Deutsche Bank AG	USD	21,458	JPY	1,685,000	05/14/12	(352)
Deutsche Bank AG	USD	2,180	JPY	177,096	06/20/12	39
Deutsche Bank AG	USD	4,362	JPY	352,984	06/20/12	61
Deutsche Bank AG	USD	9	MXN	117	06/15/12	—
Deutsche Bank AG	USD	1,502	NZD	1,861	06/20/12	15
Deutsche Bank AG	USD	11,307	NZD	13,826	06/20/12	(37)
Deutsche Bank AG	CAD	2,166	JPY	177,650	06/20/12	36
Deutsche Bank AG	CHF	1,988	AUD	2,107	06/20/12	(7)
Deutsche Bank AG	EUR	1,756	AUD	2,273	06/20/12	31
Deutsche Bank AG	EUR	866	GBP	707	06/20/12	—
Deutsche Bank AG	EUR	866	GBP	705	06/20/12	(3)
Deutsche Bank AG	EUR	1,568	GBP	1,293	06/20/12	23
Deutsche Bank AG	EUR	920	JPY	100,291	06/20/12	39
Deutsche Bank AG	EUR	1,703	JPY	181,964	06/20/12	25
Deutsche Bank AG	EUR	1,818	JPY	195,459	06/20/12	42
Deutsche Bank AG	EUR	230	USD	305	05/02/12	—
Deutsche Bank AG	EUR	1,544	USD	2,042	06/20/12	(2)
Deutsche Bank AG	EUR	1,668	USD	2,181	06/20/12	(28)
Deutsche Bank AG	EUR	4,206	USD	5,544	06/20/12	(24)
Deutsche Bank AG	EUR	12,871	USD	16,872	07/16/12	(172)
Deutsche Bank AG	GBP	1,437	EUR	1,758	06/20/12	(4)
Deutsche Bank AG	GBP	8,126	USD	12,869	05/02/12	(318)
Deutsche Bank AG	GBP	1,290	USD	2,099	06/20/12	7
Deutsche Bank AG	GBP	1,795	USD	2,851	06/20/12	(62)
Deutsche Bank AG	JPY	100,256	EUR	928	06/20/12	(27)
Deutsche Bank AG	JPY	100,451	EUR	928	06/20/12	(30)
Deutsche Bank AG	JPY	178,232	EUR	1,633	06/20/12	(71)
Deutsche Bank AG	JPY	49,988	USD	638	05/14/12	12
Deutsche Bank AG	JPY	175,366	USD	2,194	06/20/12	(3)
Deutsche Bank AG	NZD	2,676	CHF	1,961	06/20/12	(19)
Deutsche Bank AG	NZD	2,684	EUR	1,667	06/20/12	19
HSBC Bank PLC	USD	2,208	AUD	2,160	06/20/12	31
HSBC Bank PLC	USD	30,562	CAD	30,326	06/20/12	103
HSBC Bank PLC	USD	68	MXN	873	06/15/12	(1)
HSBC Bank PLC	USD	13,079	NOK	74,926	06/20/12	(11)
HSBC Bank PLC	USD	14,424	NOK	81,214	06/20/12	(259)
HSBC Bank PLC	CAD	2,160	USD	2,169	06/20/12	(16)
HSBC Bank PLC	EUR	1,635	NOK	12,537	06/20/12	22
HSBC Bank PLC	EUR	3,245	NOK	24,640	06/20/12	1
HSBC Bank PLC	EUR	1,654	USD	2,170	06/20/12	(20)
HSBC Bank PLC	EUR	1,743	USD	2,303	06/20/12	(4)
HSBC Bank PLC	GBP	1,363	EUR	1,666	06/20/12	(5)
HSBC Bank PLC	GBP	1,381	EUR	1,680	06/20/12	(17)
HSBC Bank PLC	JPY	700,137	USD	8,614	05/22/12	(157)
HSBC Bank PLC	MXN	187,500	USD	14,296	05/03/12	(99)
HSBC Bank PLC	MXN	187,500	USD	14,287	05/03/12	(107)
HSBC Bank PLC	MXN	500	USD	39	06/28/12	1
HSBC Bank PLC	MXN	500	USD	39	07/05/12	1
HSBC Bank PLC	MXN	700	USD	54	07/05/12	1

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	259

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

HSBC Bank PLC	NOK	15,228	EUR	1,995	06/20/12	(15)
HSBC Bank PLC	NOK	25,157	EUR	3,314	06/20/12	—
HSBC Bank PLC	NOK	30,288	EUR	3,996	06/20/12	8
HSBC Bank PLC	NOK	30,433	EUR	3,990	06/20/12	(25)
HSBC Bank PLC	NOK	8,086	USD	1,396	06/20/12	(14)
HSBC Bank PLC	NOK	19,465	USD	3,375	06/20/12	(20)
HSBC Bank PLC	NOK	40,816	USD	7,078	06/20/12	(41)
JPMorgan Chase Bank	USD	2,145	AUD	2,068	06/20/12	(1)
JPMorgan Chase Bank	USD	2,153	AUD	2,103	06/20/12	27
JPMorgan Chase Bank	USD	2,188	CAD	2,184	06/20/12	20
JPMorgan Chase Bank	USD	1,989	CHF	1,808	06/20/12	3
JPMorgan Chase Bank	USD	15,734	EUR	11,989	05/02/12	135
JPMorgan Chase Bank	USD	98	EUR	74	05/03/12	—
JPMorgan Chase Bank	USD	266	EUR	200	06/14/12	(2)
JPMorgan Chase Bank	USD	1,978	EUR	1,500	06/14/12	8
JPMorgan Chase Bank	USD	2,045	EUR	1,544	06/20/12	—
JPMorgan Chase Bank	USD	2,182	EUR	1,667	06/20/12	25
JPMorgan Chase Bank	USD	2,188	EUR	1,672	06/20/12	25
JPMorgan Chase Bank	USD	2,190	EUR	1,657	06/20/12	4
JPMorgan Chase Bank	USD	1,588	GBP	1,000	05/02/12	35
JPMorgan Chase Bank	USD	431	GBP	272	06/20/12	11
JPMorgan Chase Bank	USD	2,163	GBP	1,376	06/20/12	70
JPMorgan Chase Bank	USD	629	JPY	50,000	05/14/12	(2)
JPMorgan Chase Bank	USD	2,152	JPY	180,037	06/20/12	104
JPMorgan Chase Bank	USD	2,158	JPY	181,248	06/20/12	113
JPMorgan Chase Bank	USD	2,169	JPY	176,834	06/20/12	47
JPMorgan Chase Bank	USD	10,946	JPY	881,861	06/20/12	104
JPMorgan Chase Bank	USD	10	MXN	130	06/15/12	—
JPMorgan Chase Bank	AUD	2,107	CHF	1,997	06/20/12	18
JPMorgan Chase Bank	AUD	2,107	CHF	1,991	06/20/12	11
JPMorgan Chase Bank	AUD	2,159	EUR	1,704	06/20/12	19
JPMorgan Chase Bank	AUD	4,723	USD	4,808	06/20/12	(88)
JPMorgan Chase Bank	CAD	2,037	EUR	1,563	06/20/12	9
JPMorgan Chase Bank	CHF	1,976	USD	2,165	06/20/12	(13)
JPMorgan Chase Bank	EUR	2,276	CAD	2,978	06/20/12	(2)
JPMorgan Chase Bank	EUR	1,792	JPY	193,221	06/20/12	48
JPMorgan Chase Bank	EUR	1,624	NOK	12,369	06/20/12	7
JPMorgan Chase Bank	EUR	7,628	USD	10,012	05/22/12	(86)
JPMorgan Chase Bank	EUR	11,989	USD	15,737	06/01/12	(135)
JPMorgan Chase Bank	EUR	1,544	USD	2,039	06/20/12	(6)
JPMorgan Chase Bank	EUR	1,656	USD	2,189	06/20/12	(4)
JPMorgan Chase Bank	EUR	1,985	USD	2,627	06/20/12	(1)
JPMorgan Chase Bank	GBP	150	USD	239	05/31/12	(4)
JPMorgan Chase Bank	GBP	1,379	USD	2,167	06/20/12	(70)
JPMorgan Chase Bank	JPY	—	USD	1	04/30/12	1
JPMorgan Chase Bank	JPY	241,779	USD	3,005	05/22/12	(24)
JPMorgan Chase Bank	JPY	177,381	USD	2,214	06/20/12	(9)
JPMorgan Chase Bank	JPY	357,472	USD	4,321	06/20/12	(158)
JPMorgan Chase Bank	NZD	1,697	USD	1,388	06/20/12	4
JPMorgan Chase Bank	NZD	1,830	USD	1,502	06/20/12	11
JPMorgan Chase Bank	ZAR	132,361	USD	16,808	06/08/12	(130)
Morgan Stanley & Co., Inc.	USD	400	BRL	740	06/04/12	(14)
Morgan Stanley & Co., Inc.	USD	930	BRL	1,719	06/04/12	(34)

See accompanying notes which are an integral part of the financial statements.

260	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Morgan Stanley & Co., Inc.	USD	3,178	EUR	2,400	06/14/12	—
Morgan Stanley & Co., Inc.	USD	3,385	EUR	2,581	06/20/12	31
Morgan Stanley & Co., Inc.	USD	1,179	EUR	900	07/16/12	12
Morgan Stanley & Co., Inc.	USD	13,079	GBP	8,030	06/20/12	(51)
Morgan Stanley & Co., Inc.	BRL	12,850	USD	7,354	06/04/12	658
Morgan Stanley & Co., Inc.	CAD	1,887	USD	1,899	06/20/12	(9)
Morgan Stanley & Co., Inc.	EUR	3,337	GBP	2,758	06/20/12	57
Morgan Stanley & Co., Inc.	EUR	1,643	JPY	178,058	06/20/12	56
Morgan Stanley & Co., Inc.	JPY	355,743	USD	4,371	06/20/12	(87)
Morgan Stanley & Co., Inc.	JPY	717,154	USD	8,675	06/20/12	(311)
Morgan Stanley & Co., Inc.	SEK	91,415	EUR	10,246	06/20/12	(9)
Royal Bank of Canada	USD	2,174	AUD	2,107	06/20/12	10
Royal Bank of Canada	USD	1,330	CAD	1,333	06/20/12	18
Royal Bank of Canada	USD	2,165	CAD	2,159	06/20/12	18
Royal Bank of Canada	USD	2,166	CAD	2,160	06/20/12	19
Royal Bank of Canada	USD	2,186	CAD	2,189	06/20/12	27
Royal Bank of Canada	USD	4,363	CAD	4,370	06/20/12	56
Royal Bank of Canada	USD	1,334	EUR	1,000	06/14/12	(10)
Royal Bank of Canada	USD	2,482	EUR	1,883	06/20/12	11
Royal Bank of Canada	USD	641	GBP	400	05/02/12	9
Royal Bank of Canada	CAD	2,134	USD	2,152	06/20/12	(6)
Royal Bank of Canada	CAD	2,135	USD	2,153	06/20/12	(6)
Royal Bank of Canada	CAD	2,149	USD	2,165	06/20/12	(8)
Royal Bank of Canada	CAD	2,163	USD	2,189	06/20/12	2
Royal Bank of Canada	CAD	2,168	USD	2,187	06/20/12	(5)
Royal Bank of Canada	CAD	2,168	USD	2,166	06/20/12	(26)
Royal Bank of Canada	CAD	2,170	USD	2,186	06/20/12	(8)
Royal Bank of Canada	CAD	2,173	USD	2,188	06/20/12	(10)
Royal Bank of Canada	CAD	2,174	USD	2,181	06/20/12	(17)
Royal Bank of Canada	CAD	2,179	USD	2,182	06/20/12	(21)
Royal Bank of Canada	CAD	2,190	USD	2,181	06/20/12	(33)
Royal Bank of Canada	CAD	5,511	USD	5,538	06/20/12	(34)
Royal Bank of Canada	EUR	1,173	CAD	1,560	06/20/12	24
Royal Bank of Canada	EUR	1,626	CAD	2,166	06/20/12	37
Royal Bank of Canada	EUR	1,640	GBP	1,360	06/20/12	35
Royal Bank of Canada	EUR	9,553	USD	12,535	06/20/12	(113)
Royal Bank of Canada	EUR	9	USD	12	07/16/12	—
Royal Bank of Scotland PLC	USD	2,146	AUD	2,055	06/20/12	(15)
Royal Bank of Scotland PLC	USD	2,186	EUR	1,678	06/20/12	35
Royal Bank of Scotland PLC	USD	2,429	EUR	1,819	06/20/12	(21)
Royal Bank of Scotland PLC	USD	2,158	JPY	181,151	06/20/12	112
Royal Bank of Scotland PLC	AUD	2,066	JPY	178,632	06/20/12	97
Royal Bank of Scotland PLC	CAD	2,123	AUD	2,069	06/20/12	(2)
Royal Bank of Scotland PLC	CAD	3,018	EUR	2,276	06/20/12	(39)
Royal Bank of Scotland PLC	CAD	2,151	USD	2,169	06/20/12	(6)
Royal Bank of Scotland PLC	EUR	3,245	GBP	2,702	06/20/12	88
Royal Bank of Scotland PLC	EUR	1,632	JPY	181,144	06/20/12	109
Royal Bank of Scotland PLC	EUR	1,626	NOK	12,394	06/20/12	9
Royal Bank of Scotland PLC	EUR	1,630	NOK	12,483	06/20/12	20
Royal Bank of Scotland PLC	EUR	1,630	NOK	12,464	06/20/12	16
Royal Bank of Scotland PLC	EUR	1,630	NOK	12,452	06/20/12	14
Royal Bank of Scotland PLC	EUR	3,259	NOK	24,983	06/20/12	42
Royal Bank of Scotland PLC	EUR	1,661	NZD	2,667	06/20/12	(25)

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	261

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Royal Bank of Scotland PLC	EUR	4,304	SEK	38,346	06/20/12	(4)
Royal Bank of Scotland PLC	EUR	1,819	USD	2,421	06/20/12	13
Royal Bank of Scotland PLC	EUR	2,315	USD	3,041	06/20/12	(25)
Royal Bank of Scotland PLC	GBP	1,437	EUR	1,758	06/20/12	(3)
Royal Bank of Scotland PLC	GBP	1,700	SEK	18,630	06/20/12	8
Royal Bank of Scotland PLC	GBP	1,332	USD	2,089	06/20/12	(73)
Royal Bank of Scotland PLC	JPY	182,582	EUR	1,703	06/20/12	(33)
Royal Bank of Scotland PLC	JPY	93,755	USD	1,122	06/20/12	(53)
Royal Bank of Scotland PLC	JPY	176,461	USD	2,184	06/20/12	(27)
State Street Bank & Trust Co.	USD	2,150	AUD	2,085	06/20/12	11
State Street Bank & Trust Co.	USD	4,316	CAD	4,322	06/20/12	54
State Street Bank & Trust Co.	USD	1,818	EUR	1,385	06/20/12	16
State Street Bank & Trust Co.	USD	2,493	EUR	1,878	06/20/12	(6)
State Street Bank & Trust Co.	USD	2,158	JPY	179,878	06/20/12	96
State Street Bank & Trust Co.	USD	2,165	JPY	180,749	06/20/12	100
State Street Bank & Trust Co.	USD	3,472	JPY	285,426	06/20/12	105
State Street Bank & Trust Co.	AUD	2,473	CHF	2,376	06/20/12	55
State Street Bank & Trust Co.	AUD	2,142	EUR	1,665	06/20/12	(16)
State Street Bank & Trust Co.	AUD	1,048	USD	1,090	06/20/12	4
State Street Bank & Trust Co.	CHF	3,915	EUR	3,254	06/20/12	(8)
State Street Bank & Trust Co.	CHF	11,821	USD	12,943	06/20/12	(88)
State Street Bank & Trust Co.	EUR	1,303	AUD	1,679	06/20/12	16
State Street Bank & Trust Co.	EUR	869	USD	1,139	06/20/12	(13)
State Street Bank & Trust Co.	EUR	1,180	USD	1,540	06/20/12	(23)
State Street Bank & Trust Co.	EUR	1,180	USD	1,544	06/20/12	(18)
State Street Bank & Trust Co.	EUR	1,658	USD	2,190	06/20/12	(5)
State Street Bank & Trust Co.	EUR	3,302	USD	4,330	06/20/12	(42)
State Street Bank & Trust Co.	GBP	1,370	USD	2,168	06/20/12	(55)
State Street Bank & Trust Co.	JPY	177,908	EUR	1,670	06/20/12	(18)
State Street Bank & Trust Co.	JPY	359,369	EUR	3,242	06/20/12	(211)
State Street Bank & Trust Co.	JPY	176,626	USD	2,182	06/20/12	(31)
State Street Bank & Trust Co.	JPY	178,705	USD	2,169	06/20/12	(70)
State Street Bank & Trust Co.	JPY	278,883	USD	3,375	06/20/12	(119)
State Street Bank & Trust Co.	JPY	353,924	USD	4,378	06/20/12	(57)
State Street Bank & Trust Co.	NZD	2,694	EUR	1,664	06/20/12	7
UBS AG	USD	300	BRL	556	06/04/12	(10)
UBS AG	USD	300	BRL	556	06/04/12	(10)
UBS AG	USD	2,152	CAD	2,144	06/20/12	16
UBS AG	USD	1,709	EUR	1,300	06/14/12	12
UBS AG	USD	4,487	EUR	3,400	06/14/12	15
UBS AG	USD	2,116	EUR	1,607	06/20/12	11
UBS AG	USD	2,183	EUR	1,663	06/20/12	18
UBS AG	USD	788	EUR	600	07/16/12	7
UBS AG	USD	1,177	EUR	900	07/16/12	15
UBS AG	USD	1,719	EUR	1,300	07/16/12	3
UBS AG	USD	2,224	GBP	1,400	05/02/12	48
UBS AG	USD	26,137	JPY	2,050,000	05/14/12	(458)
UBS AG	USD	2,158	JPY	181,151	06/20/12	112
UBS AG	USD	2,158	JPY	179,569	06/20/12	92
UBS AG	USD	72	MXN	924	06/15/12	(1)
UBS AG	USD	2,598	SEK	17,806	06/20/12	46
UBS AG	AUD	1,308	USD	1,371	06/20/12	15
UBS AG	CAD	2,168	USD	2,186	06/20/12	(6)

See accompanying notes which are an integral part of the financial statements.

262	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

UBS AG	CHF	1,845	USD	2,020	06/20/12	(15)
UBS AG	CHF	1,984	USD	2,168	06/20/12	(19)
UBS AG	CHF	3,083	USD	3,375	06/20/12	(24)
UBS AG	EUR	1,658	GBP	1,348	06/20/12	(9)
UBS AG	EUR	1,630	NOK	12,458	06/20/12	15
UBS AG	EUR	1,663	USD	2,189	06/20/12	(13)
UBS AG	GBP	1,405	USD	2,201	06/20/12	(78)
UBS AG	JPY	177,043	AUD	2,081	06/20/12	(61)
UBS AG	JPY	719,826	USD	9,284	05/14/12	267
UBS AG	JPY	178,140	USD	2,187	06/20/12	(45)
UBS AG	MXN	1,500	USD	118	06/28/12	3
UBS AG	NZD	2,113	SEK	11,725	06/20/12	19
Westpac Banking Corp.	USD	2,130	AUD	2,050	06/20/12	(5)
Westpac Banking Corp.	USD	2,132	AUD	2,049	06/20/12	(8)
Westpac Banking Corp.	USD	2,151	AUD	2,083	06/20/12	8
Westpac Banking Corp.	USD	2,170	AUD	2,114	06/20/12	21
Westpac Banking Corp.	USD	4,283	AUD	4,154	06/20/12	23
Westpac Banking Corp.	USD	4,341	AUD	4,231	06/20/12	45
Westpac Banking Corp.	USD	2,158	JPY	179,187	06/20/12	87
Westpac Banking Corp.	USD	2,157	NZD	2,633	06/20/12	(11)
Westpac Banking Corp.	USD	3,357	NZD	4,055	06/20/12	(51)
Westpac Banking Corp.	AUD	1,437	JPY	119,505	06/20/12	8
Westpac Banking Corp.	AUD	422	USD	435	06/20/12	(3)
Westpac Banking Corp.	AUD	1,691	USD	1,742	06/20/12	(11)
Westpac Banking Corp.	AUD	2,075	USD	2,138	06/20/12	(13)
Westpac Banking Corp.	AUD	2,080	USD	2,139	06/20/12	(17)
Westpac Banking Corp.	AUD	2,113	USD	2,179	06/20/12	(11)
Westpac Banking Corp.	AUD	2,116	USD	2,171	06/20/12	(23)
Westpac Banking Corp.	AUD	4,116	USD	4,283	06/20/12	16
Westpac Banking Corp.	GBP	1,812	USD	2,923	05/31/12	(18)
Westpac Banking Corp.	JPY	119,177	NZD	1,817	06/20/12	(12)
Westpac Banking Corp.	JPY	2,098,416	USD	25,795	06/20/12	(499)
Westpac Banking Corp.	NZD	2,660	USD	2,158	06/20/12	(10)
Westpac Banking Corp.	NZD	4,149	USD	3,357	06/20/12	(24)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(199)

Interest Rate Swap Contracts
Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Bank of America	CAD	8,600	Canadian Dealer Offered Rate	2.173%	08/09/17	(53)
Bank of America	CAD	7,000	Canadian Dealer Offered Rate	2.115%	08/29/17	(19)
Bank of America	CAD	5,600	Canadian Dealer Offered Rate	2.180%	08/31/17	(32)
Bank of America	CAD	6,500	Canadian Dealer Offered Rate	1.898%	09/14/17	54
Bank of America	USD	24,600	Three Month LIBOR	2.000%	06/20/19	(651)
Bank of America	CAD	11,600	3.158%	Canadian Dealer Offered Rate	08/09/22	557
Bank of America	CAD	9,400	2.972%	Canadian Dealer Offered Rate	08/29/22	282
Bank of America	CAD	7,500	3.029%	Canadian Dealer Offered Rate	08/31/22	262
Bank of America	CAD	8,700	2.658%	Canadian Dealer Offered Rate	09/14/22	8
Bank of America	CAD	3,300	Canadian Dealer Offered Rate	3.586%	08/09/42	(404)

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	263

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Interest Rate Swap Contracts
Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Bank of America	CAD	2,600	Canadian Dealer Offered Rate	3.325%	08/29/42	(181)
Bank of America	CAD	2,100	Canadian Dealer Offered Rate	3.377%	08/31/42	(167)
Bank of America	CAD	2,300	Canadian Dealer Offered Rate	2.888%	09/14/42	43
Barclays Bank PLC	EUR	10,100	Six Month EURIBOR	1.610%	04/25/16	(30)
Barclays Bank PLC	EUR	35,600	Six Month EURIBOR	1.585%	05/02/16	(58)
Barclays Bank PLC	MXN	54,800	5.600%	Mexico Interbank 28 Day Deposit Rate	09/06/16	42
Barclays Bank PLC	EUR	4,640	2.235%	Six Month EURIBOR	02/03/19	48
Barclays Bank PLC	EUR	10,800	2.451%	Six Month EURIBOR	04/25/21	26
Barclays Bank PLC	EUR	38,100	2.477%	Six Month EURIBOR	05/02/21	177
Barclays Bank PLC	GBP	11,900	Six Month LIBOR	4.030%	02/10/27	(44)
Barclays Bank PLC	USD	8,605	Three Month LIBOR	2.911%	02/16/27	(423)
Barclays Bank PLC	GBP	6,700	Six Month LIBOR	2.915%	04/12/27	22
Barclays Bank PLC	EUR	1,800	Six Month EURIBOR	2.875%	02/03/29	(17)
Barclays Bank PLC	EUR	4,210	Six Month EURIBOR	2.832%	04/25/29	13
Barclays Bank PLC	EUR	14,900	Six Month EURIBOR	2.883%	05/02/29	(102)
Barclays Bank PLC	GBP	2,980	3.791%	Six Month LIBOR	02/10/52	2
Barclays Bank PLC	GBP	1,670	3.700%	Six Month LIBOR	04/12/52	(33)
Citibank	EUR	5,850	Six Month EURIBOR	1.685%	04/10/16	(31)
Citibank	AUD	700	4.250%	Six Month BBSW	06/15/17	5
Citibank	AUD	1,000	5.000%	Six Month BBSW	06/15/17	42
Citibank	EUR	16,200	2.330%	Six Month EURIBOR	01/31/19	269
Citibank	EUR	12,600	2.275%	Six Month EURIBOR	02/03/19	162
Citibank	EUR	6,270	2.533%	Six Month EURIBOR	04/10/21	65
Citibank	USD	6,400	2.500%	Three Month LIBOR	06/20/22	248
Citibank	GBP	10,100	Six Month LIBOR	3.940%	02/22/27	16
Citibank	GBP	8,450	Six Month LIBOR	3.905%	02/23/27	31
Citibank	GBP	11,500	Six Month LIBOR	3.940%	04/25/27	21
Citibank	EUR	6,260	Six Month EURIBOR	2.940%	01/31/29	(128)
Citibank	EUR	4,890	Six Month EURIBOR	2.880%	02/03/29	(50)
Citibank	EUR	2,460	Six Month EURIBOR	2.919%	04/10/29	(30)
Citibank	USD	12,400	Three Month LIBOR	2.750%	06/20/32	(100)
Citibank	GBP	2,510	3.703%	Six Month LIBOR	02/22/52	(49)
Citibank	GBP	2,100	3.668%	Six Month LIBOR	02/23/52	(58)
Citibank	GBP	2,880	3.755%	Six Month LIBOR	04/25/52	(20)
Credit Suisse Financial Products	EUR	6,650	Six Month EURIBOR	1.597%	03/10/16	(27)
Credit Suisse Financial Products	EUR	16,300	Six Month EURIBOR	1.590%	03/10/16	(64)
Credit Suisse Financial Products	EUR	7,110	2.467%	Six Month EURIBOR	03/10/21	51
Credit Suisse Financial Products	EUR	17,500	2.467%	Six Month EURIBOR	03/10/21	124
Credit Suisse Financial Products	EUR	2,770	Six Month EURIBOR	2.835%	03/10/29	(1)
Credit Suisse Financial Products	EUR	6,800	Six Month EURIBOR	2.840%	03/10/29	(9)
Credit Suisse Financial Products	USD	12,500	Three Month LIBOR	2.750%	06/20/42	230
Deutsche Bank	USD	57,900	Three Month LIBOR	1.432%	02/28/15	(1,384)
Deutsche Bank	AUD	400	4.250%	Six Month BBSW	06/15/17	3
Deutsche Bank	AUD	500	5.000%	Six Month BBSW	06/15/17	21
Deutsche Bank	USD	4,700	3.298%	Three Month LIBOR	03/22/21	112
Deutsche Bank	USD	14,400	Three Month LIBOR	2.500%	06/20/22	(558)
Deutsche Bank	USD	1,900	Three Month LIBOR	3.638%	03/22/31	(86)
Goldman Sachs	USD	27,300	1.500%	Three Month LIBOR	03/18/16	26
JPMorgan	USD	37,500	1.000%	Three Month LIBOR	06/20/14	323
JPMorgan	USD	14,000	1.750%	Three Month LIBOR	06/20/17	412
JPMorgan	USD	24,700	Three Month LIBOR	2.000%	06/20/19	(653)
JPMorgan	USD	11,100	3.250%	Three Month LIBOR	03/20/21	240
JPMorgan	USD	20,300	3.250%	Three Month LIBOR	03/21/21	439
JPMorgan	USD	11,900	3.225%	Three Month LIBOR	03/28/21	240

See accompanying notes which are an integral part of the financial statements.

264	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Interest Rate Swap Contracts
Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

JPMorgan	USD	22,100	2.815%	Three Month LIBOR	05/02/21	—
JPMorgan	USD	14,600	Three Month LIBOR	2.500%	06/20/22	(566)
JPMorgan	USD	14,800	2.750%	Three Month LIBOR	06/20/27	430
JPMorgan	USD	16,600	2.750%	Three Month LIBOR	06/20/27	482
JPMorgan	USD	4,400	Three Month LIBOR	3.613%	03/20/31	(186)
JPMorgan	USD	8,000	Three Month LIBOR	3.608%	03/21/31	(333)
JPMorgan	USD	4,700	Three Month LIBOR	3.580%	03/28/31	(179)
JPMorgan	USD	8,600	Three Month LIBOR	3.260%	05/02/31	—
Morgan Stanley	EUR	8,280	Six Month EURIBOR	1.625%	04/25/16	(28)
Morgan Stanley	EUR	14,600	Six Month EURIBOR	1.662%	04/28/16	(61)
Morgan Stanley	MXN	5,700	5.600%	Mexico Interbank 28 Day Deposit Rate	09/06/16	4
Morgan Stanley	EUR	8,860	2.473%	Six Month EURIBOR	04/25/21	37
Morgan Stanley	EUR	15,700	2.512%	Six Month EURIBOR	04/28/21	114
Morgan Stanley	EUR	9,550	2.820%	Six Month EURIBOR	05/03/21	—
Morgan Stanley	MXN	5,100	6.350%	Mexico Interbank 28 Day Deposit Rate	06/02/21	2
Morgan Stanley	EUR	3,460	Six Month EURIBOR	2.858%	04/25/29	(4)
Morgan Stanley	EUR	6,110	Six Month EURIBOR	2.906%	04/28/29	(53)
Morgan Stanley	EUR	3,700	Six Month EURIBOR	3.064%	05/03/31	—
Morgan Stanley	USD	9,040	Three Month LIBOR	2.830%	02/18/42	(67)
Royal Bank of Canada	CAD	6,500	Canadian Dealer Offered Rate	1.921%	09/27/17	50
Royal Bank of Canada	CAD	8,700	2.697%	Canadian Dealer Offered Rate	09/27/22	31
Royal Bank of Canada	CAD	2,300	Canadian Dealer Offered Rate	2.882%	09/27/42	46
Royal Bank of Scotland	EUR	14,500	Six Month EURIBOR	1.625%	04/25/16	(48)
Royal Bank of Scotland	AUD	900	5.000%	Six Month BBSW	06/15/17	38
Royal Bank of Scotland	EUR	15,500	2.473%	Six Month EURIBOR	04/25/21	65
Royal Bank of Scotland	EUR	6,040	Six Month EURIBOR	2.858%	04/25/29	(7)
UBS	GBP	13,200	Six Month LIBOR	3.989%	02/09/27	(2)
UBS	GBP	3,280	3.730%	Six Month LIBOR	02/09/52	(44)

Total Market Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - $510 (å)						(1,125)

Credit Default Swap Contracts
Corporate Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

Berkshire Hathaway, Inc.	Deutsche Bank	0.506%	USD	17,100	1.000%	03/20/13	90
GE Capital Corp.	Citibank	0.840%	USD	600	4.800%	12/20/13	43
GE Capital Corp.	JPMorgan	1.322%	USD	1,625	1.000%	06/20/15	(14)
GE Capital Corp.	Morgan Stanley	1.337%	USD	900	1.000%	06/20/16	(10)
MetLife, Inc.	Deutsche Bank	0.935%	USD	8,500	2.050%	03/20/13	100
MetLife, Inc.	UBS	0.935%	USD	8,500	2.050%	03/20/13	100
MetLife, Inc.	Deutsche Bank	1.756%	USD	2,300	1.000%	03/20/15	(46)
MetLife, Inc.	Deutsche Bank	1.756%	USD	1,200	1.000%	03/20/15	(24)
MetLife, Inc.	Deutsche Bank	1.756%	USD	1,300	1.000%	03/20/15	(26)
Prudential Financial, Inc.	Deutsche Bank	0.666%	USD	8,500	2.300%	03/20/13	151
Prudential Financial, Inc.	UBS	0.666%	USD	8,500	2.300%	03/20/13	152
Prudential Financial, Inc.	Deutsche Bank	1.305%	USD	300	1.000%	03/20/16	(3)
Safeway, Inc.	Credit Suisse Financial Products	2.575%	USD	4,600	1.000%	06/20/17	(336)
Safeway, Inc.	JPMorgan	2.575%	USD	2,675	1.000%	06/20/17	(196)

Total Market Value on Open Corporate Issues Premiums Paid (Received) - ($712)							(19)

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Credit Indices
Reference Entity	Counterparty	Notional Amount		Fund (Pays)/ Receives Fixed Rate		Termination Date	Market Value $

CMBX AJ Index	Barclays Bank PLC	USD	6,500	(0.840%	)	10/12/52	1,030
CMBX AJ Index	Barclays Bank PLC	USD	2,645	(0.840%	)	10/12/52	419
CMBX AJ Index	Credit Suisse Financial Products	USD	3,690	(0.840%	)	10/12/52	585
CMBX AJ Index	Credit Suisse Financial Products	USD	1,410	(0.840%	)	10/12/52	223
Dow Jones CDX Index	Bank of America	USD	7,525	(1.000%	)	06/20/14	(89)
Dow Jones CDX Index	Bank of America	USD	24,800	1.000%		06/20/16	175
Dow Jones CDX Index	Barclays Bank PLC	USD	15,100	5.000%		06/20/15	1,385
Dow Jones CDX Index	Citibank	USD	1,039	0.401%		06/20/12	1
Dow Jones CDX Index	Citibank	USD	4,818	0.355%		06/20/12	4
Dow Jones CDX Index	Citibank	USD	4,723	0.360%		06/20/12	4
Dow Jones CDX Index	Citigroup Global Markets	USD	445,000	(1.000%	)	06/20/17	(1,676)
Dow Jones CDX Index	Credit Suisse Financial Products	USD	500	5.000%		06/20/15	46
Dow Jones CDX Index	Credit Suisse Financial Products	USD	7,800	(5.000%	)	06/20/17	204
Dow Jones CDX Index	Deutsche Bank	USD	1,350	0.530%		06/20/13	9
Dow Jones CDX Index	Deutsche Bank	USD	1,300	5.000%		06/20/15	119
Dow Jones CDX Index	Deutsche Bank	USD	17,600	1.000%		06/20/16	124
Dow Jones CDX Index	Deutsche Bank	USD	33,900	(1.000%	)	06/20/14	(403)
Dow Jones CDX Index	Deutsche Bank	USD	9,163	0.708%		12/20/12	49
Dow Jones CDX Index	Goldman Sachs	USD	7,600	1.120%		12/20/12	65
Dow Jones CDX Index	Goldman Sachs	USD	200	5.000%		06/20/15	18
Dow Jones CDX Index	HSBC	USD	3,600	5.000%		06/20/15	330
Dow Jones CDX Index	JPMorgan	USD	29,600	1.000%		06/20/16	208
Dow Jones CDX Index	JPMorgan	USD	46,800	(1.000%	)	06/20/14	(556)
Dow Jones CDX Index	JPMorgan	USD	44,200	(1.000%)		06/20/14	(525)
Dow Jones CDX Index	JPMorgan	USD	1,447	0.553%		12/20/17	27
Dow Jones CDX Index	JPMorgan	USD	2,000	1.120%		12/20/12	17
Dow Jones CDX Index	Merrill Lynch	USD	18,900	1.640%		12/20/12	235
Dow Jones CDX Index	Merrill Lynch	USD	18,900	1.580%		12/20/12	226
Dow Jones CDX Index	Morgan Stanley	USD	6,200	5.000%		06/20/15	569
Dow Jones CDX Index	Morgan Stanley	USD	4,850	(5.000%)		12/20/16	68
Dow Jones CDX Index	Pershing	USD	1,736	0.463%		06/20/13	10
Dow Jones CDX Index	Pershing LLC 1st Republic P.B.	USD	579	0.548%		12/20/17	11
Markit iTraxx SovX Series 7 Index	Barclays Bank PLC	USD	3,270	(1.000%)		06/20/17	257

Total Market Value on Open Credit Indices Premiums Paid (Received) - $3,728							3,169

Sovereign Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

Brazil Government International Bond	UBS	0.600%	USD	4,000	1.190%	08/20/13	41
Brazil Government International Bond	Barclays Bank PLC	0.886%	USD	500	1.000%	06/20/15	3
Brazil Government International Bond	Deutsche Bank	0.886%	USD	500	1.000%	06/20/15	3
Brazil Government International Bond	Deutsche Bank	0.886%	USD	1,300	1.000%	06/20/15	7
Brazil Government International Bond	Goldman Sachs	0.886%	USD	500	1.000%	06/20/15	3
Brazil Government International Bond	Morgan Stanley	0.886%	USD	500	1.000%	06/20/15	3
Brazil Government International Bond	Bank of America	0.936%	USD	1,800	1.000%	09/20/15	6
Brazil Government International Bond	Citibank	0.936%	USD	1,000	1.000%	09/20/15	3
Brazil Government International Bond	HSBC	0.936%	USD	500	1.000%	09/20/15	2
Brazil Government International Bond	JPMorgan	0.936%	USD	1,000	1.000%	09/20/15	3
Brazil Government International Bond	UBS	0.936%	USD	500	1.000%	09/20/15	2
Brazil Government International Bond	Barclays Bank PLC	1.014%	USD	1,700	1.000%	03/20/16	—

See accompanying notes which are an integral part of the financial statements.

266	Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Sovereign Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

Brazil Government International Bond	Citibank	1.047%	USD	9,400	1.000%	06/20/16	(12)
Brazil Government International Bond	Credit Suisse Financial Products	1.047%	USD	6,500	1.000%	06/20/16	(8)
Brazil Government International Bond	Deutsche Bank	1.047%	USD	1,800	1.000%	06/20/16	(2)
Brazil Government International Bond	JPMorgan	1.104%	USD	700	1.000%	09/20/16	(3)
China Government International Bond	Bank of America	0.696%	USD	400	1.000%	06/20/15	3
China Government International Bond	Bank of America	0.696%	USD	1,100	1.000%	06/20/15	9
China Government International Bond	Citibank	0.696%	USD	300	1.000%	06/20/15	2
China Government International Bond	Royal Bank of Scotland	0.696%	USD	800	1.000%	06/20/15	7
China Government International Bond	Barclays Bank PLC	0.865%	USD	700	1.000%	03/20/16	4
China Government International Bond	BNP Paribas	0.865%	USD	300	1.000%	03/20/16	2
China Government International Bond	Barclays Bank PLC	0.908%	USD	12,400	1.000%	06/20/16	68
China Government International Bond	Deutsche Bank	0.974%	USD	400	1.000%	09/20/16	1
China Government International Bond	JPMorgan	0.974%	USD	300	1.000%	09/20/16	1
China Government International Bond	Morgan Stanley	0.974%	USD	300	1.000%	09/20/16	1
France Government International Bond	Bank of America	1.665%	USD	800	0.250%	03/20/16	(40)
France Government International Bond	Barclays Bank PLC	1.665%	USD	700	0.250%	03/20/16	(35)
France Government International Bond	Deutsche Bank	1.665%	USD	300	0.250%	03/20/16	(15)
France Government International Bond	Morgan Stanley	1.665%	USD	500	0.250%	03/20/16	(25)
France Government International Bond	Royal Bank of Scotland	1.665%	USD	500	0.250%	03/20/16	(25)
France Government International Bond	UBS	1.665%	USD	9,800	0.250%	03/20/16	(493)
France Government International Bond	UBS	1.708%	USD	10,000	0.250%	06/20/16	(550)
France Government International Bond	Barclays Bank PLC	1.721%	USD	7,605	0.250%	09/20/16	(464)
France Government International Bond	Barclays Bank PLC	1.777%	USD	200	0.250%	09/20/16	(12)
France Government International Bond	HSBC	1.777%	USD	300	0.250%	09/20/16	(18)
France Government International Bond	UBS	1.777%	USD	200	0.250%	09/20/16	(12)
France Government International Bond	Goldman Sachs	1.837%	USD	7,400	0.250%	12/20/16	(495)
Indonesia Government International Bond	Barclays Bank PLC	1.428%	USD	800	1.000%	06/20/16	(15)
Indonesia Government International Bond	Barclays Bank PLC	1.428%	USD	800	1.000%	06/20/16	(15)
Indonesia Government International Bond	Bank of America	1.525%	USD	1,200	1.000%	09/20/16	(27)
Indonesia Government International Bond	Morgan Stanley	1.525%	USD	3,100	1.000%	09/20/16	(70)
Indonesia Government International Bond	UBS	1.525%	USD	400	1.000%	09/20/16	(9)
Japan Government International Bond	Bank of America	0.733%	USD	200	1.000%	03/20/16	2
Japan Government International Bond	Bank of America	0.733%	USD	100	1.000%	03/20/16	1
Japan Government International Bond	JPMorgan	0.733%	USD	700	1.000%	03/20/16	8
Japan Government International Bond	Goldman Sachs	0.770%	USD	1,700	1.000%	06/20/16	19
Kazakhstan Government International Bond	Citibank	1.905%	USD	300	1.000%	03/20/16	(10)
Korea Government International Bond	Deutsche Bank	1.005%	USD	500	1.000%	06/20/16	—
Korea Government International Bond	Deutsche Bank	1.005%	USD	400	1.000%	06/20/16	—
Korea Government International Bond	Bank of America	1.064%	USD	600	1.000%	09/20/16	(1)
Korea Government International Bond	HSBC	1.064%	USD	400	1.000%	09/20/16	(1)
Korea Government International Bond	UBS	1.064%	USD	700	1.000%	09/20/16	(2)
Mexico Government International Bond	Bank of America	0.875%	USD	300	1.000%	09/20/15	2
Mexico Government International Bond	Citibank	0.875%	USD	700	1.000%	09/20/15	4
Mexico Government International Bond	Barclays Bank PLC	0.951%	USD	5,000	1.000%	03/20/16	18
Mexico Government International Bond	Deutsche Bank	0.951%	USD	3,100	1.000%	03/20/16	11
Mexico Government International Bond	HSBC	0.951%	USD	4,700	1.000%	03/20/16	17
Mexico Government International Bond	JPMorgan	0.952%	USD	2,600	0.920%	03/20/16	1
Mexico Government International Bond	Citibank	0.982%	USD	12,800	1.000%	06/20/16	36
Mexico Government International Bond	Deutsche Bank	0.982%	USD	3,300	1.000%	06/20/16	9
Mexico Government International Bond	Goldman Sachs	0.982%	USD	2,100	1.000%	06/20/16	6
Mexico Government International Bond	Credit Suisse Financial Products	1.168%	USD	400	1.000%	06/20/17	(3)
Mexico Government International Bond	Goldman Sachs	1.168%	USD	700	1.000%	06/20/17	(6)
United Kingdom Gilt	JPMorgan	0.271%	USD	700	1.000%	03/20/15	15
United Kingdom Gilt	JPMorgan	0.271%	USD	400	1.000%	03/20/15	9

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Sovereign Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $
United Kingdom Gilt	Societe Generale	0.271%	USD	2,700	1.000%	03/20/15	59
United Kingdom Gilt	Societe Generale	0.271%	USD	4,000	1.000%	03/20/15	88
United Kingdom Gilt	Deutsche Bank	0.433%	USD	600	1.000%	03/20/16	14
United Kingdom Gilt	Citibank	0.469%	USD	5,700	1.000%	06/20/16	130
United Kingdom Gilt	Morgan Stanley	0.469%	USD	2,100	1.000%	06/20/16	48
United Kingdom Gilt	UBS	0.469%	USD	1,200	1.000%	06/20/16	27

Total Market Value on Open Sovereign Issues Premiums Paid (Received) - ($2,480)							(1,670)

Total Market Value on Open Credit Default Swap Contracts Premiums Paid (Received) - $536 (å)							1,480

Presentation of Portfolio Holdings — April 30, 2012 (Unaudited)

	Market Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Long-Term Investments
Asset-Backed Securities	$—	$563,432	$2,003	$565,435	7.0
Corporate Bonds and Notes	—	1,376,758	36,179	1,412,937	17.5
International Debt	—	616,945	15,955	632,900	7.9
Loan Agreements	—	19,169	—	19,169	0.2
Mortgage-Backed Securities	—	3,122,616	81,358	3,203,974	39.7
Municipal Bonds	—	148,594	9,026	158,352	2.0
Non-US Bonds	—	114,447	—	114,447	1.4
United States Government Agencies	—	119,380	—	119,380	1.5
United States Government Treasuries	—	1,048,800	—	1,048,800	13.0
Common Stocks	—	—	105	105	—	*
Preferred Stocks	—	—	3,583	3,583	—	*
Short-Term Investments	—	1,461,893	3,582	1,464,743	18.2
Repurchase Agreements	—	31,200	—	31,200	0.4
Other Securities	—	51,695	—	51,761	0.6

Total Investments	—	8,674,929	151,791	8,826,786	109.4
Other Assets and Liabilities, Net					(9.4)

					100.0

Other Financial Instruments
Futures Contracts	6,983	—	—	6,983	0.1
Options Written	—	(862)	(43)	(905)	(—	)*
Foreign Currency Exchange Contracts	2	(201)	—	(199)	(—	)*

See accompanying notes which are an integral part of the financial statements.

268	Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Presentation of Portfolio Holdings, continued — April 30, 2012 (Unaudited)

Amounts in thousands

	Market Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets

Interest Rate Swap Contracts	$—	$(1,661)	$26	$(1,635)	—	*
Credit Default Swap Contracts	—	511	433	944	—	*

Total Other Financial Instruments**	$6,985	$(2,213)	$416	$5,188

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of Level 1, 2 and 3 during the period ended April 30, 2012.

The significant inputs used in determining the fair values of Level 3 securities were as follows:

Category	Inputs	Market Value $	% of Level 3 Instruments’ Total Market Value

Asset-Backed Securities	Investment Manager Fair Value Recommendation	$2,003	1.3
Corporate Bonds and Notes	Broker Quote	36,179	23.8
International Debt	Broker Quote	4,893	3.2
	Priced by Proxy/Reference Security	11,062	7.3
Mortgage-Backed Securities	Broker Quote	81,358	53.4
Municipal Bond	Investment Manager Fair Value Recommendation	9,026	5.9
Common Stock	Investment Manager Fair Value Recommendation	105	0.1
Preferred Stock	Investment Manager Fair Value Recommendation	3,583	2.3
Short-Term Investments	Broker Quote	3,574	2.4
	Investment Manager Fair Value Recommendation	8	—	*
Options Written	Broker Quote	(19)	—	*
	Other	(24)	—	*
Interest Rates Swap Contracts	Other	26	—	*
Credit Default Swap Contracts	Other	433	0.3

		$152,207	100.0

*	Less than .05% of Level 3 Instruments’ Total Market Value.

A reconciliation of investments in which significant unobservable input (Level 3) were used in determining a value for the period ended April 30, 2012 were as follows:

Category and Subcategory	Beginning Balance 11/1/2011	Gross Purchases	Gross Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)

Long-Term Investments
Asset-Backed Securities	$4,524	$—	$—	$4	$—
Corporate Bonds and Notes	37,770	10,597	13,056	(47)	105
International Debt	11,670	4,899	1,244	(36)	(184)
Loan Agreements	8	—	—	—	—
Mortgage-Backed Securities	106,261	3,451	25,320	(2)	(2)
Municipal Bonds	5,813	—	—	20	—
Common Stocks	—	—	—	—	—
Preferred Stocks	3,604	—	—	—	—
Short-Term Investments	3,559	—	2	(23)	—

Total Investments	173,209	18,947	39,622	(84)	(81)

Other Financial Instruments
Options Written	(372)	—	—	—	281
Interest Rate Swap Contracts	—	—	—	—	—
Credit Default Swap Contracts	—	—	—	—	—

Total Other Financial Instruments	(372)	—	—	—	281

See accompanying notes which are an integral part of the financial statements.

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Presentation of Portfolio Holdings, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Category and Subcategory	Net Transfers into Level 3	Net Transfers out of Level 3	Net change in Unrealized Appreciation/ (Depreciation)	Ending Balance at 4/30/2012	Net change in Unrealized Appreciation/ (Depreciation) on Investments held as of 4/30/2012

Long-Term Investments
Asset-Backed Securities	$775	$3,275	$(25)	$2,003	$(25)
Corporate Bonds and Notes	—	—	810	36,179	786
International Debt	—	160	1,010	15,955	642
Loan Agreements	—	8	—	—	—
Mortgage-Backed Securities	—	3,674	644	81,358	196
Municipal Bonds	3,394	—	(201)	9,026	(201)
Common Stocks	160	—	(55)	105	(55)
Preferred Stocks	—	—	(21)	3,583	(22)
Short-Term Investments	8	—	40	3,582	40

Total Investments	4,337	7,117	2,202	151,791	1,361

Other Financial Instruments
Options Written	—	—	48	(43)	26
Interest Rate Swap Contracts	—	—	26	26	26
Credit Default Swap Contracts	—	—	433	433	433

Total Other Financial Instruments	—	—	507	416	485

See accompanying notes which are an integral part of the financial statements.

270	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Fair Value of Derivative Instruments — April 30, 2012 (Unaudited)

Amounts in thousands

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$7,986	$—
Daily variation margin on futures contracts*	—	—	9,679
Interest rate swap contracts, at market value	—	—	5,915
Credit default swap contracts, at market value	7,752	—	—

Total	$7,752	$7,896	$15,594

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$8,185	$—
Daily variation margin on futures contracts*	—	—	2,696
Interest rate swap contracts, at market value	—	—	7,040
Credit default swap contracts, at market value	6,272	—	—
Options written, at market value	—	—	905

Total	$6,272	$8,185	$10,641

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts
Location: Statement of Operations - Net realized gain (loss)
Investments**	$—	$—	$171
Futures contracts	—	—	26,792
Options Written	—	—	708
Credit default swap contracts	(15,644)	—	—
Interest rate swap contracts	—	—	7,708
Foreign currency-related transactions	—	547	—

Total	$(15,644)	$547	$35,379

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$—	$—	$(6,560)
Options Written	—	—	2,051
Credit default swap contracts	3,713	—	—
Interest rate swap contracts	—	—	(6,073)
Foreign currency-related transactions	—	5,193	—

Total	$3,713	$5,193	$(10,582)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.
**	Includes net realized gain (loss) on purchased options as reported in the Schedule of Investments.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Russell Strategic Bond Fund

Statement of Assets and Liabilities — April 30, 2012 (Unaudited)

Amounts in thousands

Assets
Investments, at identified cost	$8,692,502
Investments, at market***, ******	8,826,786
Cash (restricted)	11,112
Foreign currency holdings*	2,025
Unrealized appreciation on foreign currency exchange contracts	7,986
Receivables:
Dividends and interest	50,346
Dividends from affiliated Russell money market funds	115
Investments sold	1,453,365
Fund shares sold	15,658
Variation margin on futures contracts	2.908
Other receivable	4,028
Prepaid expenses	13
Interest rate swap contracts, at market value*****	5,915
Credit default swap contracts, at market value****	7,752

Total assets	10,388,009

Liabilities
Payables:
Due to custodian	11,162
Due to broker	13,432
Investments purchased	2,207,512
Fund shares redeemed	11,359
Accrued fees to affiliates	4,403
Other accrued expenses	572
Daily variation margin on futures contracts	50
Other payable	171
Unrealized depreciation on foreign currency exchange contracts	8,185
Options written, at market value**	905
Payable upon return of securities loaned	51,695
Interest rate swap contracts, at market value*****	7,040
Credit default swap contracts, at market value****	6,272

Total liabilities	2,322,758

Net Assets	$8,065,251

See accompanying notes which are an integral part of the financial statements.

272	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Statement of Assets and Liabilities, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$21,472
Accumulated net realized gain (loss)	29,491
Unrealized appreciation (depreciation) on:
Investments	134,284
Futures contracts	6,983
Options written	6,027
Credit default swap contracts	944
Interest rate swap contracts	(1,635)
Investments matured	(1,596)
Foreign currency-related transactions	(204)
Other investments	(11,873)
Shares of beneficial interest	7,267
Additional paid-in capital	7,874,091

Net Assets	$8,065,251

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(a)	$11.14
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$11.57
Class A — Net assets	$117,615,357
Class A — Shares outstanding ($.01 par value)	10,558,984
Net asset value per share: Class C(a)	$11.13
Class C — Net assets	$102,842,620
Class C — Shares outstanding ($.01 par value)	9,238,701
Net asset value per share: Class E(a)	$11.07
Class E — Net assets	$157,948,584
Class E — Shares outstanding ($.01 par value)	14,274,260
Net asset value per share: Class I(a)	$11.03
Class I — Net assets	$1,349,235,669
Class I — Shares outstanding ($.01 par value)	122,271,174
Net asset value per share: Class S(a)	$11.17
Class S — Net assets	$3,554,079,604
Class S — Shares outstanding ($.01 par value)	318,167,540
Net asset value per share: Class Y(a)	$11.05
Class Y — Net assets	$2,785,124,841
Class Y — Shares outstanding ($.01 par value)	252,146,604
Amounts in thousands

* Foreign currency holdings - cost	$2,059
** Premiums received on options written	$6,932
*** Securities on loan included in investments	$70,591
**** Credit default swap contracts - premiums paid (received)	$536
***** Interest rate swap contracts - premiums paid (received)	$510
******Investments in affiliates, Russell U.S. Cash Management Fund, Russell Investment Company Liquidating Trust and Russell U.S. Cash Collateral Fund	$876,817
(a) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	273

Russell Investment Company

Russell Strategic Bond Fund

Statement of Operations — For the Period Ended April 30, 2012 (Unaudited)

Amounts in thousands

Investment Income
Dividends	$217
Dividends from affiliated Russell money market funds	599
Interest	144,163
Securities lending income	133

Total investment income	145,112

Expenses
Advisory fees	19,412
Administrative fees	1,906
Custodian fees	810
Distribution fees - Class A	134
Distribution fees - Class C	377
Transfer agent fees - Class A	97
Transfer agent fees - Class C	91
Transfer agent fees - Class E	136
Transfer agent fees - Class I	655
Transfer agent fees - Class S	3,007
Transfer agent fees - Class Y	60
Professional fees	137
Registration fees	146
Shareholder servicing fees - Class C	126
Shareholder servicing fees - Class E	190
Trustees’ fees	81
Printing fees	71
Miscellaneous	60

Expenses before reductions	27,496
Expense reductions	(656)

Net expenses	26,840

Net investment income (loss)	118,272

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	37,789
Futures contracts	26,792
Options written	708
Credit default swap contracts	(15,644)
Interest rate swap contracts	7,708
Foreign currency-related transactions	(711)

Net realized gain (loss)	56,642

Net change in unrealized appreciation (depreciation) on:
Investments	146,107
Futures contracts	(6,560)
Options written	2,051
Credit default swap contracts	3,713
Interest rate swap contracts	(6,073)
Investment matured	13,097
Foreign currency-related transactions	4,685
Other investments	(10,008)

Net change in unrealized appreciation (depreciation)	147,012

Net realized and unrealized gain (loss)	203,654

Net Increase (Decrease) in Net Assets from Operations	$321,926

See accompanying notes which are an integral part of the financial statements.

274	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Statements of Changes in Net Assets

Amounts in thousands	Period Ended April 30, 2012 (Unaudited)	Fiscal Year Ended October 31, 2011

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$118,272	$244,207
Net realized gain (loss)	56,642	58,162
Net change in unrealized appreciation (depreciation)	147,012	(60,791)

Net increase (decrease) in net assets from operations	321,926	241,578

Distributions
From net investment income
Class A	(1,467)	(2,350)
Class C	(1,005)	(2,335)
Class E	(2,117)	(4,721)
Class I	(20,123)	(44,429)
Class S	(49,626)	(91,484)
Class Y	(43,559)	(99,394)
From net realized gain
Class A	(944)	(1,624)
Class C	(929)	(2,640)
Class E	(1,385)	(3,695)
Class I	(12,047)	(31,643)
Class S	(30,073)	(60,671)
Class Y	(25,146)	(70,508)

Net decrease in net assets from distributions	(188,421)	(415,494)

Share Transactions
Net increase (decrease) in net assets from share transactions	284,886	661,332
Fund Reimbursements	—	155

Total Net Increase (Decrease) in Net Assets	418,391	487,571

Net Assets
Beginning of period	7,646,860	7,159,289

End of period	$8,065,251	$7,646,860

Undistributed (overdistributed) net investment income included in net assets	$21,472	$21,097

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	275

Russell Investment Company

Russell Strategic Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Class A
April 30, 2012*	10.95	.15	.29	.44	(.15)	(.10)
October 31, 2011	11.24	.32	(.02)	.30	(.33)	(.26)
October 31, 2010	10.37	.37	.92	1.29	(.42)	—
October 31, 2009	9.23	.47	1.19	1.66	(.48)	(.04)
October 31, 2008(3)	9.99	.08	(.82)	(.74)	(.02)	—
Class C
April 30, 2012*	10.95	.11	.28	.39	(.11)	(.10)
October 31, 2011	11.24	.24	(.03)	.21	(.24)	(.26)
October 31, 2010	10.37	.30	.91	1.21	(.34)	—
October 31, 2009	9.23	.40	1.19	1.59	(.41)	(.04)
October 31, 2008(3)	9.99	.06	(.80)	(.74)	(.02)	—
Class E
April 30, 2012*	10.88	.15	.29	.44	(.15)	(.10)
October 31, 2011	11.17	.33	(.02)	.31	(.34)	(.26)
October 31, 2010	10.31	.39	.90	1.29	(.43)	—
October 31, 2009	9.18	.48	1.18	1.66	(.49)	(.04)
October 31, 2008	10.53	.49	(1.33)	(.84)	(.51)	—
October 31, 2007	10.48	.50	.01	.51	(.46)	—
Class I
April 30, 2012*	10.85	.17	.28	.45	(.17)	(.10)
October 31, 2011	11.14	.35	(.02)	.33	(.36)	(.26)
October 31, 2010	10.28	.41	.91	1.32	(.46)	—
October 31, 2009	9.16	.51	1.16	1.67	(.51)	(.04)
October 31, 2008	10.51	.52	(1.33)	(.81)	(.54)	—
October 31, 2007	10.46	.52	.02	.54	(.49)	—
Class S
April 30, 2012*	10.98	.16	.29	.45	(.16)	(.10)
October 31, 2011	11.27	.35	(.03)	.32	(.35)	(.26)
October 31, 2010	10.39	.41	.92	1.33	(.45)	—
October 31, 2009	9.24	.50	1.19	1.69	(.50)	(.04)
October 31, 2008(3)	9.98	.08	(.80)	(.72)	(.02)	—
Class Y
April 30, 2012*	10.86	.17	.29	.46	(.17)	(.10)
October 31, 2011	11.15	.37	(.03)	.34	(.37)	(.26)
October 31, 2010	10.29	.42	.91	1.33	(.47)	—
October 31, 2009	9.16	.51	1.17	1.68	(.51)	(.04)
October 31, 2008	10.51	.51	(1.32)	(.81)	(.54)	—
October 31, 2007	10.46	.52	.02	.54	(.49)	—

See accompanying notes which are an integral part of the financial statements.

276	Russell Strategic Bond Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.25)	11.14	4.00	117,592	1.01	.99	2.75	91
(.59)	10.95	2.92	100,094	1.03	1.00	2.92	233
(.42)	11.24	12.90	66,054	1.01	.96	3.48	206
(.52)	10.37	18.62	40,181	1.03	.93	4.99	154
(.02)	9.23	(7.42)	22,437	1.07	.93	4.40	131

(.21)	11.13	3.61	102,823	1.76	1.74	2.00	91
(.50)	10.95	1.95	100,729	1.78	1.75	2.22	233
(.34)	11.24	12.03	114,841	1.76	1.71	2.78	206
(.45)	10.37	17.97	108,353	1.78	1.67	4.28	154
(.02)	9.23	(7.54)	97,063	1.82	1.68	3.63	131

(.25)	11.07	4.05	157,917	1.01	.95	2.79	91
(.60)	10.88	2.91	150,015	1.03	.94	3.02	233
(.43)	11.17	13.07	155,358	1.01	.87	3.62	206
(.53)	10.31	18.87	146,696	1.03	.81	5.14	154
(.51)	9.18	(8.45)	135,857	1.00	.88	4.79	131
(.46)	10.53	4.99	18,101	.96	.93	4.69	698

(.27)	11.03	4.20	1,348,969	.68	.68	3.06	91
(.62)	10.85	3.27	1,318,893	.70	.69	3.27	233
(.46)	11.14	13.17	1,339,399	.68	.64	3.86	206
(.55)	10.28	19.21	1,306,502	.70	.56	5.39	154
(.54)	9.16	(8.26)	1,330,676	.69	.66	5.10	131
(.49)	10.51	5.27	1,415,575	.70	.67	4.97	698

(.26)	11.17	4.12	3,553,377	.76	.74	3.00	91
(.61)	10.98	3.15	3,220,163	.78	.75	3.19	233
(.45)	11.27	13.13	2,536,795	.76	.71	3.77	206
(.54)	10.39	19.12	2,173,609	.78	.67	5.26	154
(.02)	9.24	(7.23)	1,915,099	.82	.69	4.33	131

(.27)	11.05	4.24	2,784,574	.59	.58	3.16	91
(.63)	10.86	3.36	2,756,966	.60	.59	3.38	233
(.47)	11.15	13.35	2,946,842	.59	.56	3.97	206
(.55)	10.29	19.13	3,526,522	.60	.52	5.42	154
(.54)	9.16	(8.11)	3,166,974	.66	.55	5.20	131
(.49)	10.51	5.30	134,926	.66	.63	5.01	698

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	277

Russell Investment Company

Russell Investment Grade Bond Fund

Shareholder Expense Example — April 30, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Semi-annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from November 1, 2011 to April 30, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value November 1, 2011	$1,000.00	$1,000.00
Ending Account Value April 30, 2012	$1,031.14	$1,020.93
Expenses Paid During Period*	$3.99	$3.97

*	Expenses are equal to the Fund’s annualized expense ratio of 0.79% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value November 1, 2011	$1,000.00	$1,000.00
Ending Account Value April 30, 2012	$1,027.69	$1,017.21
Expenses Paid During Period*	$7.76	$7.72

*	Expenses are equal to the Fund’s annualized expense ratio of 1.54% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value November 1, 2011	$1,000.00	$1,000.00
Ending Account Value April 30, 2012	$1,031.26	$1,021.23
Expenses Paid During Period*	$3.69	$3.67

*	Expenses are equal to the Fund’s annualized expense ratio of 0.73% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value November 1, 2011	$1,000.00	$1,000.00
Ending Account Value April 30, 2012	$1,033.10	$1,022.58
Expenses Paid During Period*	$2.33	$2.31

*	Expenses are equal to the Fund’s annualized expense ratio of 0.46% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

278	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Shareholder Expense Example, continued — April 30, 2012 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value November 1, 2011	$1,000.00	$1,000.00
Ending Account Value April 30, 2012	$1,032.26	$1,022.18
Expenses Paid During Period*	$2.73	$2.72

*	Expenses are equal to the Fund’s annualized expense ratio of 0.54% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value November 1, 2011	$1,000.00	$1,000.00
Ending Account Value April 30, 2012	$1,033.10	$1,023.07
Expenses Paid During Period*	$1.82	$1.81

*	Expenses are equal to the Fund’s annualized expense ratio of 0.36% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Investment Grade Bond Fund	279

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Long-Term Investments - 91.5%
Asset-Backed Securities - 4.4%
Accredited Mortgage Loan Trust Series 2007-1 Class A4 0.459% due 02/25/37 (Ê)	2,583	1,124
ACE Securities Corp. Series 2005-SD3 Class A 0.639% due 08/25/45 (Ê)	90	86
Series 2006-HE4 Class A2A 0.299% due 10/25/36 (Ê)	49	13
Ally Master Owner Trust Series 2011-3 Class A2 1.810% due 05/15/16	1,550	1,573
Series 2012-1 Class A2 1.440% due 02/15/17	1,350	1,356
AmeriCredit Automobile Receivables Trust Series 2010-1 Class B 3.720% due 11/17/14	2,630	2,673
Series 2010-4 Class A2 0.960% due 05/08/14	252	252
Series 2011-4 Class A3 1.170% due 05/09/16	1,560	1,563
Series 2012-2 Class A1 0.300% due 05/08/13	2,240	2,240
Ameriquest Mortgage Securities, Inc. Series 2004-R10 Class A5 0.629% due 11/25/34 (Ê)	1	1
Series 2005-R10 Class A2B 0.459% due 12/25/35 (Ê)	532	499
Argent Securities, Inc. Series 2003-W9 Class M1 1.274% due 03/25/34 (Ê)	619	505
Asset Backed Funding Certificates Series 2005-WMC1 Class M1 0.679% due 06/25/35 (Ê)	1,883	1,791
Asset Backed Securities Corp. Home Equity Series 2006-HE2 Class A1A 0.489% due 03/25/36 (Ê)	1,346	35
Bayview Financial Acquisition Trust Series 2006-A Class 1A3 5.865% due 02/28/41	410	354
Bear Stearns Asset Backed Securities Trust Series 2005-TC2 Class A3 0.609% due 08/25/35 (Ê)	1,945	1,791
Series 2007-HE5 Class 1A1 0.329% due 06/25/47 (Ê)	13	13
BNC Mortgage Loan Trust Series 2007-2 Class A2 0.339% due 05/25/37 (Ê)	91	82
Series 2008-4 Class A3A 0.489% due 11/25/37 (Ê)	780	763
Brazos Higher Education Authority Series 2010-1 Class A2 1.691% due 02/25/35 (Ê)	1,100	1,045
Series 2011-2 Class A3 1.466% due 10/27/36 (Ê)	525	472

	Principal Amount ($) or Shares	Market Value $
Carrington Mortgage Loan Trust Series 2005-NC3 Class M1 0.679% due 06/25/35 (Ê)	2,200	1,823
Series 2005-NC5 Class A2 0.559% due 10/25/35 (Ê)	63	59
Series 2006-NC3 Class A3 0.389% due 08/25/36 (Ê)	2,105	718
Centex Home Equity Series 2003-B Class AF4 3.735% due 02/25/32	2,253	1,961
Series 2006-A Class AV4 0.489% due 06/25/36 (Ê)	1,700	978
CIT Education Loan Trust Series 2007-1 Class A 0.564% due 03/25/42 (Ê)(Þ)	1,149	1,046
Citibank Omni Master Trust Series 2009-A8 Class A8 2.340% due 05/16/16 (Ê)(Ñ)(Þ)	1,000	1,001
Citigroup Mortgage Loan Trust, Inc. Series 2006-HE1 Class A4 0.509% due 01/25/36 (Ê)	1,242	1,166
Series 2007-AHL3 Class A3A 0.299% due 07/25/45 (Ê)	130	91
Countrywide Asset-Backed Certificates Series 2001-BC3 Class A 0.719% due 12/25/31 (Ê)	61	33
Series 2005-4 Class MV1 0.699% due 10/25/35 (Ê)	519	505
Series 2006-6 Class 2A2 0.419% due 09/25/36 (Ê)	277	231
Series 2006-BC1 Class 1A 0.439% due 04/25/36 (Ê)	621	415
Series 2006-BC4 Class 2A2 0.399% due 11/25/36 (Ê)	1,725	1,115
Series 2007-7 Class 2A1 0.319% due 10/25/47 (Ê)	12	12
Countrywide Home Equity Loan Trust Series 2005-A Class 2A 0.480% due 04/15/35 (Ê)	124	79
Credit-Based Asset Servicing and Securitization LLC Series 2004-CB7 Class AF5 4.585% due 10/25/34	550	542
Series 2005-CB5 Class AV2 0.499% due 08/25/35 (Ê)	53	48
DT Auto Owner Trust Series 2011-2A Class A 0.960% due 01/15/14 (Þ)	802	801
Series 2012-1A Class A 1.060% due 01/15/15 (Þ)	1,710	1,710
Educational Funding of the South, Inc. Series 2011-1 Class A2 1.116% due 04/25/35 (Ê)	500	462
Fannie Mae Grantor Trust Series 2003-T4 Class 1A 0.459% due 09/26/33 (Ê)	129	127
Series 2003-T4 Class 2A5 5.407% due 09/26/33	736	781

280	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Fannie Mae Whole Loan Series 2003-W5 Class A 0.459% due 04/25/33 (Ê)	96	91
Series 2003-W9 Class A 0.479% due 06/25/33 (Ê)	151	144
Ford Credit Floorplan Master Owner Trust Series 2010-5 Class A1 1.500% due 09/15/15	1,000	1,009
GE-WMC Mortgage Securities LLC Series 2006-1 Class A2A 0.279% due 08/25/36 (Ê)	11	3
GSAA Trust Series 2006-2 Class 2A3 0.509% due 12/25/35 (Ê)	570	524
Honda Auto Receivables Owner Trust Series 2011-2 Class A3 0.940% due 03/18/15	530	532
HSBC Home Equity Loan Trust Series 2005-1 Class A 0.530% due 01/20/34 (Ê)	328	301
Series 2006-1 Class A1 0.400% due 01/20/36 (Ê)	1,325	1,217
Series 2006-2 Class A1 0.390% due 03/20/36 (Ê)	774	716
Series 2006-4 Class A3V 0.390% due 03/20/36 (Ê)	1,511	1,459
Series 2007-1 Class AS 0.440% due 03/20/36 (Ê)	1,332	1,137
Series 2007-2 Class A2V 0.400% due 07/20/36 (Ê)	715	711
JP Morgan Mortgage Acquisition Corp. Series 2007-CH3 Class A2 0.319% due 03/25/37 (Ê)	70	69
JPMorgan Mortgage Acquisition Corp. Series 2007-CH1 Class AV4 0.369% due 11/25/36 (Ê)	2,575	2,065
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class A4 5.270% due 04/15/40	815	832
Lehman XS Trust Series 2005-1 Class 2A1 1.739% due 07/25/35 (Ê)	270	213
Long Beach Mortgage Loan Trust Series 2004-4 Class 1A1 0.799% due 10/25/34 (Ê)	34	28
Morgan Stanley ABS Capital I Series 2003-NC6 Class M1 1.439% due 06/25/33 (Ê)	374	292
Series 2003-NC7 Class M1 1.289% due 06/25/33 (Ê)	319	259
Series 2005-WMC1 Class M1 0.944% due 01/25/35 (Ê)	48	48
Series 2007-HE2 Class A2B 0.329% due 01/25/37 (Ê)	2,800	997
Series 2007-HE6 Class A1 0.299% due 05/25/37 (Ê)	39	33

	Principal Amount ($) or Shares	Market Value $
New Century Home Equity Loan Trust Series 2005-2 Class M1 0.669% due 06/25/35 (Ê)	2,100	1,741
Series 2005-4 Class A2C 0.609% due 09/25/35 (Ê)	2,077	1,974
Option One Mortgage Loan Trust Series 2007-6 Class 2A1 0.299% due 07/25/37 (Ê)	89	85
Ownit Mortgage Loan Asset Backed Certificates Series 2006-6 Class A2C 0.399% due 09/25/37 (Ê)	2,390	788
Park Place Securities, Inc. Series 2004-MHQ1 Class M1 0.939% due 12/25/34 (Ê)	992	985
Series 2004-WCW2 Class M1 0.859% due 10/25/34 (Ê)	1,945	1,935
Series 2005-WCH1 Class M2 0.759% due 01/25/36 (Ê)	1,975	1,832
Series 2005-WCW1 Class A3D 0.579% due 09/25/35 (Ê)	797	771
PG&E Energy Recovery Funding LLC Series 2005-1 Class A5 4.470% due 12/25/14	1,500	1,527
Popular ABS Mortgage Pass-Through Trust Series 2005-6 Class A3 5.399% due 01/25/36	180	125
Prestige Auto Receivables Trust Series 2011-1A Class A3 1.900% due 08/17/15 (Þ)	2,065	2,074
Renaissance Home Equity Loan Trust Series 2005-2 Class AF4 4.934% due 08/25/35	585	456
Series 2006-1 Class AF6 5.746% due 05/25/36	288	187
Residential Asset Mortgage Products, Inc. Series 2003-RS2 Class AII 0.919% due 03/25/33 (Ê)	67	46
Series 2003-RS3 Class AII 0.959% due 04/25/33 (Ê)	42	30
Series 2003-RS11 Class AI6A 5.980% due 12/25/33	196	179
Series 2004-RZ1 Class AI7 4.030% due 01/25/33	884	892
Residential Asset Securities Corp. Series 2001-KS1 Class AII 0.709% due 03/25/32 (Ê)	16	15
Series 2001-KS3 Class AII 0.699% due 09/25/31 (Ê)	37	29
Series 2003-KS4 Class AIIB 0.819% due 06/25/33 (Ê)	115	65
Series 2005-EMX3 Class M1 0.669% due 09/25/35 (Ê)	978	915
Series 2005-KS12 Class A2 0.489% due 01/25/36 (Ê)	954	910
Santander Drive Auto Receivables Trust Series 2010-B Class A2 1.010% due 07/15/13 (Þ)	281	281

Russell Investment Grade Bond Fund	281

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2011-1 Class A3 1.280% due 01/15/15	1,560	1,567
Series 2011-2 Class B 2.660% due 01/15/16	970	974
Series 2011-3 Class B 2.500% due 12/15/15	1,310	1,326
Series 2012-2 Class B 2.090% due 08/15/16	1,345	1,349
Saxon Asset Securities Trust Series 2004-1 Class A 0.779% due 03/25/35 (Ê)	57	39
SLM Student Loan Trust Series 2006-5 Class A6B 0.586% due 10/25/40 (Ê)	1,000	898
Series 2012-A Class A2 3.830% due 01/17/45 (Þ)	2,500	2,534
Series 2012-B Class A2 3.480% due 10/15/30 (Þ)	2,110	2,121
Small Business Administration Participation Certificates Series 2003-20I Class 1 5.130% due 09/01/23	38	42
Soundview Home Equity Loan Trust Series 2006-WF2 Class A2C 0.379% due 12/25/36 (Ê)	2,371	2,100
Specialty Underwriting & Residential Finance Series 2003-BC1 Class A 0.919% due 01/25/34 (Ê)	25	19
Structured Asset Securities Corp. Series 2002-HF1 Class A 0.819% due 01/25/33 (Ê)	9	7
Series 2006-WF2 Class A3 0.389% due 07/25/36 (Ê)	1,945	1,895
Wells Fargo Home Equity Trust Series 2004-2 Class AI6 5.000% due 05/25/34	1,900	1,923

		81,251

Corporate Bonds and Notes - 17.6%
Altria Group, Inc. 8.500% due 11/10/13	220	245
9.700% due 11/10/18	1,285	1,745
10.200% due 02/06/39	325	520
American Express Co. 7.000% due 03/19/18	200	248
American Express Credit Corp. 5.875% due 05/02/13	790	829
2.375% due 03/24/17 (Ñ)	2,410	2,457
American International Group, Inc.
3.750% due 11/30/13 (Þ)	200	203
5.050% due 10/01/15	200	214
4.875% due 09/15/16 (Ñ)	1,190	1,269
8.250% due 08/15/18	1,500	1,817
6.250% due 03/15/37	2,100	1,904
AmerisourceBergen Corp.
5.875% due 09/15/15	540	620

	Principal Amount ($) or Shares	Market Value $
Amgen, Inc. 3.875% due 11/15/21	665	699
5.650% due 06/15/42	300	334
Anadarko Petroleum Corp. 6.375% due 09/15/17	1,300	1,545
6.450% due 09/15/36	865	1,026
Analog Devices, Inc. 5.000% due 07/01/14	755	822
Anheuser-Busch Cos., Inc. 5.500% due 01/15/18 (Ñ)	540	643
Anheuser-Busch InBev Worldwide, Inc. 5.375% due 01/15/20 (Ñ)	1,830	2,193
Apache Corp. 6.000% due 09/15/13	460	494
3.250% due 04/15/22	2,055	2,121
Aristotle Holding, Inc. 4.750% due 11/15/21 (Þ)	1,085	1,187
AT&T Corp. 8.000% due 11/15/31	275	394
AT&T, Inc. 5.100% due 09/15/14	240	264
2.950% due 05/15/16	2,835	3,010
6.500% due 09/01/37	1,095	1,342
Bank of America Corp. 7.375% due 05/15/14	1,655	1,794
4.750% due 08/01/15 (Ñ)	920	960
3.625% due 03/17/16	325	324
5.625% due 10/14/16	1,120	1,190
6.000% due 09/01/17	655	701
5.750% due 12/01/17	950	1,007
Series MTNL 5.650% due 05/01/18	2,310	2,443
Bank of America NA Series BKNT 0.754% due 06/15/16 (Ê)	1,200	1,064
0.774% due 06/15/17 (Ê)	1,340	1,161
6.100% due 06/15/17	2,880	3,076
6.000% due 10/15/36	300	291
BB&T Corp. 2.150% due 03/22/17	940	944
3.950% due 03/22/22	725	745
Bear Stearns Cos. LLC (The) 5.550% due 01/22/17	535	593
7.250% due 02/01/18	425	517
Becton Dickinson and Co. 3.250% due 11/12/20 (Ñ)	590	622
Boeing Capital Corp. 2.125% due 08/15/16	425	442
Boston Scientific Corp. 4.500% due 01/15/15	1,085	1,166
Braskem America Finance Co. 7.125% due 07/22/41 (Ñ)(Þ)	975	980
Broadcom Corp. 2.700% due 11/01/18	990	1,019
Burlington Northern and Santa Fe Railway Co. 2005-4 Pass Through Trust 4.967% due 04/01/23	142	162

282	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Burlington Northern Santa Fe LLC
3.450% due 09/15/21	565	587
6.875% due 12/01/27	90	111
Cameron International Corp. 1.414% due 06/02/14 (Ê)	400	401
Capital One Financial Corp. 2.150% due 03/23/15	935	941
Caterpillar Financial Services Corp. 6.200% due 09/30/13	650	701
Caterpillar, Inc. 0.663% due 05/21/13 (Ê)	1,600	1,605
CBS Corp. 4.300% due 02/15/21	955	1,017
Celgene Corp. 3.950% due 10/15/20	745	780
CenterPoint Energy Resources Corp. 6.125% due 11/01/17	125	146
Cigna Corp. 5.375% due 02/15/42	1,760	1,864
Cisco Systems, Inc. 4.950% due 02/15/19	750	880
Citigroup Capital XXI 8.300% due 12/21/57	1,000	1,016
Citigroup, Inc. 5.850% due 07/02/13	100	104
6.500% due 08/19/13	320	337
6.375% due 08/12/14	350	377
5.000% due 09/15/14	1,500	1,551
2.650% due 03/02/15	1,145	1,143
4.450% due 01/10/17 (Ñ)	2,505	2,617
6.000% due 08/15/17	300	333
6.125% due 11/21/17	1,980	2,197
6.125% due 05/15/18	670	744
8.500% due 05/22/19	100	124
6.125% due 08/25/36	500	495
6.875% due 03/05/38	950	1,106
8.125% due 07/15/39	975	1,270
5.875% due 01/30/42 (Ñ)	600	638
Cleco Power LLC 6.000% due 12/01/40	1,100	1,246
Cliffs Natural Resources, Inc. 4.875% due 04/01/21 (Ñ)	435	458
Comcast Corp. 6.300% due 11/15/17	1,125	1,365
5.700% due 05/15/18	650	771
6.500% due 11/15/35	350	427
6.550% due 07/01/39	1,375	1,704
Commonwealth Edison Co. 5.800% due 03/15/18	865	1,045
ConocoPhillips 6.500% due 02/01/39 (Ñ)	275	372
Continental Airlines 2007-1 Class A Pass Through Trust Series 071A 5.983% due 04/19/22	2,417	2,619

	Principal Amount ($) or Shares	Market Value $
Continental Airlines 2009-1 Pass Through Trust Series 09-1 9.000% due 07/08/16	442	504
Corn Products International, Inc. 3.200% due 11/01/15	860	900
COX Communications, Inc. 5.450% due 12/15/14	210	233
Credit Suisse USA, Inc. 5.500% due 08/15/13	115	121
Crown Castle Towers LLC 3.214% due 08/15/15 (Þ)	540	549
CSX Corp. 4.750% due 05/30/42	350	351
CVS Caremark Corp. 3.250% due 05/18/15	760	808
6.250% due 06/01/27	815	1,000
Daimler Finance NA LLC 1.950% due 03/28/14 (Þ)	515	522
DCP Midstream Operating, LP 3.250% due 10/01/15	975	985
Delta Air Lines 2007-1 Class A Pass Through Trust Series 071A 6.821% due 08/10/22	865	936
Delta Air Lines 2010-1 Class A Pass Through Trust Series 1A 6.200% due 07/02/18	922	998
Devon Energy Corp. 4.000% due 07/15/21	485	523
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.125% due 02/15/16	1,210	1,259
3.500% due 03/01/16 (Ñ)	1,675	1,768
5.000% due 03/01/21	2,345	2,565
5.150% due 03/15/42 (Þ)	950	929
Discover Financial Services 10.250% due 07/15/19	815	1,108
5.200% due 04/27/22 (Þ)	815	809
Dominion Resources, Inc. 4.450% due 03/15/21 (Ñ)	1,355	1,528
Dow Chemical Co. (The) 8.550% due 05/15/19	420	557
Duke Energy Carolinas LLC 6.000% due 01/15/38	325	422
Duke Energy Corp. 6.300% due 02/01/14 (Ñ)	225	246
3.950% due 09/15/14	410	439
Ecolab, Inc. 4.350% due 12/08/21	865	943
Enterprise Products Operating LLC 5.250% due 01/31/20	1,190	1,355
Series O 9.750% due 01/31/14	830	947
ERAC USA Finance LLC 2.250% due 01/10/14 (Þ)	1,385	1,394
7.000% due 10/15/37 (Þ)	570	664

Russell Investment Grade Bond Fund	283

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Exelon Corp. 4.900% due 06/15/15	1,965	2,150
Express Scripts Holding Co. 3.125% due 05/15/16	830	866
Farmers Exchange Capital 7.050% due 07/15/28 (Þ)	1,310	1,450
7.200% due 07/15/48 (Þ)	700	722
Farmers Insurance Exchange 8.625% due 05/01/24 (Þ)	610	785
Freeport-McMoRan Copper & Gold, Inc. 2.150% due 03/01/17	1,095	1,084
FUEL Trust 3.984% due 06/15/16 (Þ)	1,300	1,347
General Electric Capital Corp. 5.900% due 05/13/14	370	404
2.150% due 01/09/15	1,550	1,577
5.625% due 05/01/18	1,270	1,472
4.375% due 09/16/20 (Ñ)	700	750
4.650% due 10/17/21	760	826
5.875% due 01/14/38	3,240	3,623
Series EMTN 0.623% due 03/20/14 (Ê)	800	783
Series GMTN 6.150% due 08/07/37	670	777
6.875% due 01/10/39	1,100	1,392
Series MTNA 0.734% due 09/15/14 (Ê)(Ñ)	2,130	2,105
General Electric Co. 5.250% due 12/06/17 (Ñ)	1,155	1,348
Georgia-Pacific LLC 8.875% due 05/15/31	760	1,038
Gerdau Holdings, Inc. 7.000% due 01/20/20 (Þ)	600	683
Series REGS 7.000% due 01/20/20	1,200	1,365
Gilead Sciences, Inc. 3.050% due 12/01/16	450	476
4.400% due 12/01/21	1,200	1,304
Goldman Sachs Group, Inc. (The) 4.750% due 07/15/13	320	331
5.250% due 10/15/13 (Ñ)	150	156
3.300% due 05/03/15	755	754
3.625% due 02/07/16	750	754
6.250% due 09/01/17 (Ñ)	1,025	1,115
6.150% due 04/01/18	360	392
7.500% due 02/15/19	1,134	1,312
5.375% due 03/15/20	1,200	1,245
5.250% due 07/27/21	1,500	1,518
5.750% due 01/24/22 (Ñ)	3,080	3,216
5.950% due 01/15/27	250	247
6.450% due 05/01/36	125	122
6.750% due 10/01/37	1,065	1,054
GSPA Monetization Trust 6.422% due 10/09/29 (Þ)	681	653
Hartford Financial Services Group, Inc. 5.375% due 03/15/17	460	491
5.125% due 04/15/22 (Ñ)	480	485

	Principal Amount ($) or Shares	Market Value $
HCP, Inc. 3.750% due 02/01/16	555	580
6.300% due 09/15/16	500	567
6.700% due 01/30/18	1,025	1,199
Series MTNE 6.000% due 06/15/14	1,000	1,066
Health Care REIT, Inc. 6.125% due 04/15/20	1,700	1,903
5.250% due 01/15/22 (Ñ)	1,065	1,128
6.500% due 03/15/41	750	802
Hewlett-Packard Co. 0.772% due 05/24/13 (Ê)	1,900	1,895
4.750% due 06/02/14 (Ñ)	865	923
3.300% due 12/09/16	1,575	1,641
3.750% due 12/01/20	825	833
4.650% due 12/09/21	850	898
Historic TW, Inc. 8.050% due 01/15/16	565	662
Home Depot, Inc. 5.875% due 12/16/36	450	551
HSBC Finance Corp. 6.676% due 01/15/21	975	1,053
HSBC USA, Inc. 2.375% due 02/13/15	950	960
Humana, Inc. 6.450% due 06/01/16 (Ñ)	540	618
8.150% due 06/15/38	250	332
Hyundai Capital America 3.750% due 04/06/16 (Þ)	965	995
Intel Corp. 1.950% due 10/01/16 (Ñ)	540	559
3.300% due 10/01/21	760	803
International Business Machines Corp. 5.700% due 09/14/17	700	843
International Lease Finance Corp. 5.625% due 09/20/13	400	407
6.500% due 09/01/14 (Þ)	2,675	2,842
5.750% due 05/15/16	100	102
6.750% due 09/01/16 (Þ)	300	324
International Paper Co. 4.750% due 02/15/22 (Ñ)	435	464
JPMorgan Chase & Co. 5.375% due 01/15/14 (Ñ)	475	508
4.650% due 06/01/14	705	751
6.000% due 01/15/18	425	491
5.400% due 01/06/42 (Ñ)	1,370	1,479
JPMorgan Chase Bank NA Series BKNT 5.875% due 06/13/16	85	95
6.000% due 10/01/17	1,800	2,067
JPMorgan Chase Capital XIII Series M 1.420% due 09/30/34 (Ê)	625	474
JPMorgan Chase Capital XX Series T 6.550% due 09/29/36	200	201
JPMorgan Chase Capital XXIII 1.503% due 05/15/47 (Ê)	3,495	2,586

284	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

JPMorgan Chase Capital XXVII Series AA 7.000% due 11/01/39	930	937
Kaiser Foundation Hospitals 4.875% due 04/01/42	225	237
KCP&L Greater Missouri Operations Co. 8.270% due 11/15/21	425	523
Kellogg Co. 4.450% due 05/30/16	800	893
Kentucky Utilities Co. Series WI 5.125% due 11/01/40	555	654
Kinder Morgan Energy Partners, LP
5.000% due 12/15/13	115	122
3.500% due 03/01/16	735	779
6.950% due 01/15/38	625	737
Kraft Foods, Inc.
2.625% due 05/08/13	4,900	4,990
4.125% due 02/09/16	760	831
6.125% due 02/01/18	900	1,084
5.375% due 02/10/20 (Ñ)	525	615
6.500% due 02/09/40 (Ñ)	1,450	1,823
Kroger Co. (The)
2.200% due 01/15/17	1,040	1,062
Lehman Brothers Holdings Capital Trust VII
5.857% due 11/29/49 (ƒ)(Ø)	1,450	—
Lehman Brothers Holdings, Inc.
6.500% due 07/19/17 (Ø)	390	—
6.750% due 12/28/17 (Ø)	990	—
Lockheed Martin Corp.
3.350% due 09/15/21	810	833
Lorillard Tobacco Co.
8.125% due 06/23/19	1,245	1,551
6.875% due 05/01/20 (Ñ)	1,075	1,275
Lowe’s Cos., Inc.
1.625% due 04/15/17	1,290	1,291
3.800% due 11/15/21 (Ñ)	540	570
3.120% due 04/15/22	685	694
Macy’s Retail Holdings, Inc.
3.875% due 01/15/22 (Ñ)	435	448
5.125% due 01/15/42 (Ñ)	675	682
Manufacturers & Traders Trust Co.
5.585% due 12/28/20	180	176
Marathon Petroleum Corp.
Series WI
3.500% due 03/01/16	695	729
Marriott International, Inc.
3.000% due 03/01/19	785	780
MassMutual Global Funding II
2.000% due 04/05/17 (Þ)	920	925
Mead Johnson Nutrition Co.
4.900% due 11/01/19	50	57
Medtronic, Inc.
4.500% due 03/15/42	1,050	1,101
Merrill Lynch & Co., Inc.
6.400% due 08/28/17	1,460	1,578

	Principal Amount ($) or Shares	Market Value $
MetLife, Inc.
4.750% due 02/08/21 (Ñ)	770	849
10.750% due 08/01/39	750	1,043
Metropolitan Life Global Funding I
5.125% due 06/10/14 (Þ)	300	324
3.125% due 01/11/16 (Þ)	950	998
3.875% due 04/11/22 (Å)	1,900	1,917
MidAmerican Energy Co.
5.800% due 10/15/36	300	366
Molson Coors Brewing Co.
3.500% due 05/01/22	1,605	1,619
Morgan Stanley
6.000% due 05/13/14	680	707
3.800% due 04/29/16	655	640
0.916% due 10/18/16 (Ê)	2,195	1,884
5.550% due 04/27/17	410	417
6.250% due 08/28/17	300	314
6.625% due 04/01/18	3,705	3,873
5.625% due 09/23/19	1,015	1,003
5.500% due 07/24/20	1,025	1,008
Series GMTN
3.006% due 05/14/13 (Ê)	500	501
0.769% due 01/09/14 (Ê)(Ñ)	1,500	1,426
5.450% due 01/09/17	600	609
Mosaic Co. (The)
3.750% due 11/15/21	975	1,015
National City Bank
Series BKNT
0.845% due 06/07/17 (Ê)	1,400	1,314
National Rural Utilities Cooperative Finance Corp.
1.900% due 11/01/15	435	448
NBCUniversal Media LLC
3.650% due 04/30/15	2,695	2,882
New Cingular Wireless Services, Inc.
8.750% due 03/01/31	745	1,108
News America, Inc.
8.250% due 10/17/96	65	76
Series WI
6.150% due 02/15/41	1,025	1,176
Nisource Finance Corp.
6.400% due 03/15/18	250	295
Ohio National Financial Services, Inc.
6.375% due 04/30/20 (Þ)	5,000	5,551
Oncor Electric Delivery Co. LLC
5.950% due 09/01/13	760	802
6.800% due 09/01/18	1,350	1,604
Oracle Corp.
5.750% due 04/15/18	1,150	1,404
Pacific Bell Telephone Co.
7.375% due 07/15/43	680	729
Panhandle Eastern Pipeline Co., LP
8.125% due 06/01/19	1,725	2,130
PepsiCo, Inc.
4.000% due 03/05/42	570	561
Petrohawk Energy Corp.
7.250% due 08/15/18	865	986

Russell Investment Grade Bond Fund	285

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Philip Morris International, Inc.
5.650% due 05/16/18	725	867
PNC Funding Corp.
3.300% due 03/08/22	890	900
Prudential Financial, Inc.
3.875% due 01/14/15	535	564
6.200% due 11/15/40	670	749
Prudential Holdings LLC
8.695% due 12/18/23 (Þ)	1,675	2,107
Public Service Co. of New Mexico
7.950% due 05/15/18	675	826
Public Service Electric & Gas Co.
5.300% due 05/01/18	800	955
Quest Diagnostics, Inc.
3.200% due 04/01/16	70	74
Qwest Corp.
6.750% due 12/01/21 (Ñ)	770	867
Raytheon Co.
3.125% due 10/15/20	385	400
Republic Services, Inc.
5.250% due 11/15/21	820	955
6.200% due 03/01/40	340	412
Rockies Express Pipeline LLC
6.850% due 07/15/18 (Ñ)(Þ)	1,085	1,061
SABMiller Holdings, Inc.
2.450% due 01/15/17 (Þ)	1,950	1,997
4.950% due 01/15/42 (Ñ)(Þ)	1,090	1,159
Simon Property Group, LP
6.100% due 05/01/16 (Ñ)	295	338
10.350% due 04/01/19	650	902
4.750% due 03/15/42	480	471
SLM Corp.
8.450% due 06/15/18	1,000	1,095
Southern Copper Corp.
6.375% due 07/27/15	435	492
5.375% due 04/16/20 (Ñ)	375	414
Southwestern Electric Power Co.
6.450% due 01/15/19	770	923
State Street Capital Trust IV
1.474% due 06/15/37 (Ê)	100	74
Stone Street Trust
5.902% due 12/15/15 (Þ)	900	907
TD Ameritrade Holding Corp.
4.150% due 12/01/14	950	1,015
Tennessee Gas Pipeline Co.
8.000% due 02/01/16	1,605	1,871
Texas-New Mexico Power Co.
9.500% due 04/01/19 (Þ)	800	1,066
Textron, Inc.
6.200% due 03/15/15	680	747
Time Warner Cable, Inc.
3.500% due 02/01/15 (Ñ)	975	1,032
5.850% due 05/01/17	1,225	1,435
6.750% due 07/01/18	2,750	3,357
5.500% due 09/01/41	540	569
Time Warner, Inc.
3.150% due 07/15/15	1,820	1,926
4.875% due 03/15/20	1,570	1,758

	Principal Amount ($) or Shares	Market Value $
Timken Co.
6.000% due 09/15/14	760	828
Toyota Motor Credit Corp.
3.400% due 09/15/21	1,925	2,014
Union Electric Co.
6.400% due 06/15/17 (Ñ)	545	659
UnitedHealth Group, Inc.
6.000% due 06/15/17	4	5
US Bancorp
2.200% due 11/15/16 (Ñ)	985	1,014
USB Capital IX
3.500% due 10/29/49 (Ê)(ƒ)	200	152
Valero Energy Corp.
9.375% due 03/15/19	385	509
Ventas Realty, LP/Ventas Capital Corp.
4.000% due 04/30/19	1,250	1,271
Verizon Communications, Inc.
3.000% due 04/01/16	760	810
3.500% due 11/01/21	705	738
6.400% due 02/15/38	800	1,001
4.750% due 11/01/41 (Ñ)	1,365	1,432
Viacom, Inc.
2.500% due 12/15/16	740	763
Wachovia Corp.
5.500% due 05/01/13	1,800	1,884
5.625% due 10/15/16	400	450
Wal-Mart Stores, Inc.
6.500% due 08/15/37	1,400	1,848
5.000% due 10/25/40 (Ñ)	1,038	1,183
Waste Management, Inc.
4.750% due 06/30/20	1,045	1,181
WEA Finance LLC
7.125% due 04/15/18 (Þ)	2,400	2,852
WEA Finance LLC/WT Finance Aust Pty, Ltd.
7.500% due 06/02/14 (Þ)	1,070	1,180
6.750% due 09/02/19 (Þ)	120	140
Wells Fargo & Co.
3.625% due 04/15/15	2,740	2,926
3.500% due 03/08/22	905	917
Williams Cos., Inc. (The)
7.750% due 06/15/31	526	643
WM Wrigley Jr Co.
3.050% due 06/28/13 (Þ)	5,000	5,071
Xerox Corp.
4.500% due 05/15/21 (Ñ)	1,955	2,041
Yum! Brands, Inc.
4.250% due 09/15/15	435	473
ZFS Finance USA Trust II
6.450% due 12/15/65 (Þ)	3,710	3,636

		325,037

International Debt - 6.9%
Abbey National Treasury Services PLC
1.602% due 06/10/13 (ž)	3,500	3,458
2.875% due 04/25/14	775	763
3.875% due 11/10/14 (Þ)	1,010	1,007

286	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

AK Transneft OJSC Via TransCapitalInvest, Ltd.
8.700% due 08/07/18 (Þ)	200	247
Series REGS
8.700% due 08/07/18	200	247
ANZ National International, Ltd.
6.200% due 07/19/13 (Þ)	1,600	1,688
ArcelorMittal
4.500% due 02/25/17	1,125	1,133
5.250% due 08/05/20 (Ñ)	1,930	1,905
6.250% due 02/25/22 (Ñ)	805	820
AstraZeneca PLC
5.900% due 09/15/17	300	361
Australia & New Zealand Banking Group, Ltd.
1.373% due 05/08/13 (Å)(Ê)	700	700
Banco Santander Brasil SA
2.574% due 03/18/14 (Ê)(Þ)	900	894
4.500% due 04/06/15 (Þ)	100	100
4.250% due 01/14/16 (Þ)	500	490
Banco Santander Chile
2.066% due 01/19/16 (Ê)(Þ)	1,000	955
Bank of China Hong Kong, Ltd.
5.550% due 02/11/20 (Þ)	100	107
Bank of Montreal
2.850% due 06/09/15 (Þ)	300	317
2.500% due 01/11/17 (Ñ)	850	873
Banque Centrale de Tunisie SA
8.250% due 09/19/27	550	652
Banque PSA Finance SA
Series 144a
2.368% due 04/04/14 (Ê)(Þ)	700	676
Barclays Bank PLC
2.750% due 02/23/15	1,335	1,346
BBVA Bancomer SA
4.500% due 03/10/16 (Þ)	200	200
6.500% due 03/10/21 (Þ)	400	404
BHP Billiton Finance USA, Ltd.
3.250% due 11/21/21	1,285	1,329
4.125% due 02/24/42	1,065	1,043
BNP Paribas SA
5.186% due 06/29/49 (ƒ)(Þ)	1,900	1,568
Series BKNT
1.369% due 01/10/14 (Ê)	1,200	1,173
BP Capital Markets PLC
5.250% due 11/07/13	650	692
2.248% due 11/01/16	895	921
Braskem Finance, Ltd.
5.750% due 04/15/21 (Þ)	300	312
Caisse Centrale Desjardins du Quebec
2.650% due 09/16/15 (Þ)	1,500	1,551
Cenovus Energy, Inc.
4.500% due 09/15/14	435	470
Commonwealth Bank of Australia NY
1.950% due 03/16/15 (Ñ)	1,750	1,767
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect
3.875% due 02/08/22	975	963

	Principal Amount ($) or Shares	Market Value $
Corp. Andina de Fomento
8.125% due 06/04/19	435	544
Corp. Nacional del Cobre de Chile
7.500% due 01/15/19 (Þ)	400	508
6.150% due 10/24/36 (Þ)	100	123
Credit Suisse NY
5.000% due 05/15/13	1,000	1,038
5.500% due 05/01/14	500	537
6.000% due 02/15/18 (Ñ)	500	540
Deutsche Telekom International Finance BV
2.250% due 03/06/17 (Þ)	1,265	1,256
Dexia Credit Local SA
0.946% due 04/29/14 (Ê)(Þ)	1,700	1,588
Electricite de France SA
5.500% due 01/26/14 (Ñ)(Þ)	400	427
6.950% due 01/26/39 (Þ)	300	356
Encana Corp.
3.900% due 11/15/21 (Ñ)	695	684
European Investment Bank
2.375% due 03/14/14 (Ñ)	825	849
Export-Import Bank of China
4.875% due 07/21/15 (Þ)	200	217
Export-Import Bank of Korea
4.000% due 01/29/21 (Ñ)	500	499
FIH Erhvervsbank A/S
0.844% due 06/13/13 (Ê)	5,900	5,901
France Telecom SA
5.375% due 01/13/42	590	600
Gazprom OAO Via Gaz Capital SA
6.212% due 11/22/16 (Þ)	100	109
8.146% due 04/11/18 (Þ)	500	590
Gazprom OAO Via Gazprom International SA
Series REGS
7.201% due 02/01/20	39	43
Gazprom OAO Via White Nights Finance BV
Series REGS
10.500% due 03/08/14	200	227
10.500% due 03/25/14	200	228
General Electric Capital Corp.
5.500% due 09/15/67 (Þ)	300	340
Gerdau Trade, Inc.
5.750% due 01/30/21 (Þ)	100	106
Glitnir Banki HF
6.693% due 06/15/16 (Ø)(Þ)	700	—
Goldman Sachs Group, Inc. (The)
6.125% due 02/14/17	100	170
Government of the Cayman Islands
5.950% due 11/24/19 (Þ)	700	762
Granite Master Issuer PLC
Series 2006-3 Class A7
0.340% due 12/20/54 (Ê)	230	221
HBOS PLC
Series GMTN
6.750% due 05/21/18 (Þ)	2,425	2,228

Russell Investment Grade Bond Fund	287

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Hillmark Funding
Series 2006-1A Class A1
0.743% due 05/21/21 (Ê)(Þ)	1,400	1,317
HSBC Bank PLC
3.100% due 05/24/16 (Þ)	1,500	1,554
HSBC Holdings PLC
5.100% due 04/05/21	580	639
6.500% due 05/02/36	500	551
6.500% due 09/15/37	500	555
Husky Energy, Inc.
5.900% due 06/15/14	460	505
Hutchison Whampoa International 11, Ltd.
3.500% due 01/13/17 (Þ)	1,190	1,226
Indian Oil Corp., Ltd.
4.750% due 01/22/15	200	205
ING Bank NV
1.875% due 06/09/14 (Ê)(Þ)	400	396
Ingersoll-Rand Global Holding Co., Ltd.
9.500% due 04/15/14	565	649
Intesa Sanpaolo SpA
2.892% due 02/24/14 (Ê)(Þ)	700	681
IPIC GMTN, Ltd.
5.000% due 11/15/20 (Þ)	300	311
5.500% due 03/01/22 (Þ)	290	303
Itau Unibanco Holding SA
6.200% due 04/15/20 (Ñ)(Þ)	1,800	1,908
Kaupthing Bank Hf
7.625% due 02/28/15 (Ø)(Þ)	1,210	309
7.125% due 05/19/16 (Ø)(Þ)	1,480	—
Koninklijke Philips Electronics NV
3.750% due 03/15/22	1,280	1,319
Korea Development Bank (The)
3.500% due 08/22/17 (Ñ)	1,000	1,020
Korea Electric Power Corp.
3.000% due 10/05/15 (Þ)	1,200	1,217
5.125% due 04/23/34 (Þ)	155	159
Korea Hydro & Nuclear Power Co., Ltd.
3.125% due 09/16/15 (Þ)	600	611
LBG Capital No. 1 PLC
8.500% due 12/29/49 (ƒ)(Þ)	200	184
Lloyds TSB Bank PLC
4.200% due 03/28/17 (Ñ)	660	670
Morgan Stanley
Series GMTN
1.177% due 01/16/17 (Ê)	1,900	2,126
National Australia Bank
2.750% due 03/09/17 (Ñ)	1,275	1,276
National Australia Bank, Ltd.
5.350% due 06/12/13 (Þ)	600	629
1.189% due 04/11/14 (Ê)(Þ)	2,500	2,503
Nexen, Inc.
7.500% due 07/30/39	435	533
Noble Group, Ltd.
6.750% due 01/29/20 (Þ)	200	196
Series REGS
6.750% due 01/29/20	1,200	1,176
Nokia OYJ
5.375% due 05/15/19 (Ñ)	435	381

	Principal Amount ($) or Shares	Market Value $
Novatek Finance, Ltd.
5.326% due 02/03/16 (Þ)	200	208
Pernod-Ricard SA
2.950% due 01/15/17 (Þ)	1,515	1,541
4.450% due 01/15/22 (Þ)	675	700
5.500% due 01/15/42 (Þ)	435	445
Petrobras International Finance Co. - Pifco
3.875% due 01/27/16	1,900	1,989
3.500% due 02/06/17	2,700	2,775
5.750% due 01/20/20	1,200	1,339
Petroleos Mexicanos
6.000% due 03/05/20	400	459
4.875% due 01/24/22 (Ñ)(Þ)	540	576
Province of Ontario Canada
3.000% due 07/16/18	100	107
Province of Quebec Canada
3.500% due 07/29/20	500	546
2.750% due 08/25/21	1,000	1,017
Qatar Government International Bond
3.125% due 01/20/17 (Þ)	435	449
Qtel International Finance, Ltd.
5.000% due 10/19/25 (Þ)	795	813
Rabobank Nederland NV
11.000% due 06/29/49 (ƒ)(Þ)	1,200	1,524
Ras Laffan Liquefied Natural Gas Co., Ltd. II Series REGS 5.298% due 09/30/20	252	272
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.838% due 09/30/27 (Þ)	250	268
Series REGS 5.832% due 09/30/16 (Å)	924	994
Resona Bank, Ltd.
5.850% due 09/29/49 (ƒ)(Ñ)(Þ)	100	104
Rio Tinto Finance USA PLC
3.500% due 03/22/22	1,095	1,140
Rio Tinto Finance USA, Ltd.
3.500% due 11/02/20	1,615	1,676
Royal Bank of Scotland Group PLC Series 1 9.118% due 03/31/49 (ƒ)	200	174
Royal Bank of Scotland PLC (The)
3.250% due 01/11/14	1,255	1,262
Russian Foreign Bond - Eurobond Series REGS 3.625% due 04/29/15	100	104
Sigma Alimentos SA de CV
5.625% due 04/14/18 (Þ)	435	461
SLM Corp.
1.206% due 06/17/13 (Ê)	650	835
SMART Trust Series 2011-2USA Class A4A 2.310% due 04/14/17 (Þ)	1,545	1,567
Series 2012-1USA Class A4A 2.010% due 12/14/17 (Þ)	2,900	2,895
Societe Generale SA
1.519% due 04/11/14 (Ê)(Þ)	2,700	2,577

288	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Suncor Energy, Inc.
5.950% due 12/01/34	435	505
Sydney Airport Finance Co. Pty, Ltd.
5.125% due 02/22/21 (Þ)	100	103
Telecom Italia Capital SA
5.250% due 10/01/15	400	407
Telefonica Emisiones SAU
3.992% due 02/16/16	1,350	1,305
Telefonos de Mexico SAB de CV
5.500% due 01/27/15	865	948
Temasek Financial I, Ltd.
4.300% due 10/25/19 (Þ)	300	333
TNK-BP Finance SA Series REGS 6.625% due 03/20/17	400	442
7.875% due 03/13/18	1,600	1,860
Total Capital SA
4.450% due 06/24/20 (Ñ)	1,225	1,376
Transocean, Inc.
5.050% due 12/15/16	975	1,059
6.375% due 12/15/21	540	632
7.350% due 12/15/41	865	1,060
Tyco Electronics Group SA
6.550% due 10/01/17	865	1,034
Vale Overseas, Ltd.
6.250% due 01/23/17	100	115
4.625% due 09/15/20	785	832
6.875% due 11/21/36	100	119
6.875% due 11/10/39	200	240
Virgin Media Secured Finance PLC
6.500% due 01/15/18	865	943
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/17 (Å)	1,300	1,355
Vodafone Group PLC
4.150% due 06/10/14	295	315
Volkswagen International Finance NV
1.625% due 03/22/15 (Þ)	1,625	1,630
Volvo Treasury AB
5.950% due 04/01/15 (Þ)	1,085	1,193
Westpac Banking Corp.
3.585% due 08/14/14 (Þ)	2,000	2,113
Willis Group Holdings PLC
4.125% due 03/15/16	905	948
Woolworths, Ltd.
2.550% due 09/22/15 (Þ)	1,655	1,688

		128,304

Mortgage-Backed Securities - 40.1%
American Home Mortgage Investment Trust Series 2004-4 Class 4A 2.239% due 02/25/45 (Ê)	125	102
Series 2005-4 Class 1A1 0.529% due 11/25/45 (Ê)	501	330
Banc of America Alternative Loan Trust Series 2006-5 Class CB17 6.000% due 06/25/46	478	334

	Principal Amount ($) or Shares	Market Value $
Banc of America Funding Corp. Series 2005-5 Class 1A11 5.500% due 09/25/35	391	395
Series 2005-D Class A1 2.653% due 05/25/35 (Ê)	203	202
Series 2006-G Class 2A3 0.410% due 07/20/36 (Ê)	1,402	1,365
Series 2007-E Class 4A1 4.942% due 07/20/47 (Ê)	535	362
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2003-1 Class SBE 6.770% due 03/11/32 (Þ)	176	183
Series 2005-2 Class A4 4.783% due 07/10/43	26	26
Series 2005-2 Class A5 4.857% due 07/10/43	1,690	1,850
Series 2006-1 Class A4 5.372% due 09/10/45	910	1,017
Series 2006-2 Class A4 5.921% due 05/10/45	230	262
Series 2006-3 Class A4 5.889% due 07/10/44	1,330	1,502
Series 2006-4 Class A4 5.634% due 07/10/46	160	181
Series 2006-6 Class A4 5.356% due 10/10/45	2,575	2,839
Series 2007-1 Class A4 5.451% due 01/15/49	1,000	1,127
Series 2007-2 Class AAB 5.768% due 04/10/49	990	1,054
Series 2008-1 Class A4 6.395% due 02/10/51	1,250	1,464
Banc of America Mortgage Securities, Inc. Series 2004-1 Class 5A1 6.500% due 09/25/33	17	18
Series 2004-2 Class 5A1 6.500% due 10/25/31	18	19
Series 2004-11 Class 2A1 5.750% due 01/25/35	320	328
Series 2005-H Class 2A5 2.762% due 09/25/35 (Ê)	575	428
Series 2006-2 Class A15 6.000% due 07/25/46	48	46
Series 2006-B Class 1A1 2.683% due 10/20/46 (Ê)	139	65
Bear Stearns Adjustable Rate Mortgage Trust Series 2002-11 Class 1A1 5.710% due 02/25/33 (Ê)	6	6
Series 2004-8 Class 2A1 2.836% due 11/25/34 (Ê)	395	334
Series 2004-9 Class 22A1 3.207% due 11/25/34 (Ê)	102	101
Series 2004-10 Class 22A1 2.814% due 01/25/35 (Ê)	96	84
Series 2005-2 Class A1 2.620% due 03/25/35 (Ê)	1,453	1,407

Russell Investment Grade Bond Fund	289

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-12 Class 13A1 5.353% due 02/25/36 (Ê)	84	73
Bear Stearns Alt-A Trust Series 2004-13 Class A1 0.979% due 11/25/34 (Ê)	1,746	1,648
Series 2005-4 Class 23A1 2.817% due 05/25/35 (Ê)	333	262
Series 2005-7 Class 22A1 2.824% due 09/25/35 (Ê)	215	147
Bear Stearns Commercial Mortgage Securities Series 2005-PWR7 Class A3 5.116% due 02/11/41	1,730	1,880
Series 2005-T20 Class A4A 5.299% due 10/12/42	1,965	2,191
Series 2006-PW14 Class A4 5.201% due 12/11/38	4,500	5,058
Series 2006-T22 Class A4 5.714% due 04/12/38	1,115	1,251
Series 2007-PW15 Class A4 5.331% due 02/11/44	1,250	1,338
Bear Stearns Structured Products, Inc. Series 2007-R6 Class 1A1 2.763% due 01/26/36 (Ê)	352	209
Series 2007-R6 Class 2A1 2.836% due 12/26/46 (Ê)	175	98
Chase Mortgage Finance Corp. Series 2005-A1 Class 2A2 2.805% due 12/25/35 (Ê)	131	124
Series 2006-S4 Class A3 6.000% due 12/25/36	203	200
Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4 5.431% due 10/15/49	1,225	1,391
Series 2007-C6 Class A4 5.885% due 12/10/49	665	764
Citigroup Mortgage Loan Trust, Inc. Series 2005-3 Class 2A2B 2.680% due 08/25/35 (Ê)	364	189
Series 2005-11 Class A2A 2.580% due 10/25/35 (Ê)	207	184
Series 2007-AR8 Class 2A1A 5.003% due 07/25/37 (Ê)	324	211
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class A4 5.400% due 07/15/44	765	853
Commercial Mortgage Asset Trust Series 1999-C1 Class A4 6.975% due 01/17/32	595	616
Commercial Mortgage Pass Through Certificates Series 2003-LB1A Class A2 4.084% due 06/10/38	2,000	2,045
Series 2007-C9 Class A4 6.006% due 12/10/49	330	382
Countrywide Alternative Loan Trust Series 2005-J8 Class 1A3 5.500% due 07/25/35	469	411

	Principal Amount ($) or Shares	Market Value $
Series 2007-OA6 Class A1B 0.439% due 06/25/37 (Ê)	472	310
Series 2007-OA7 Class A1A 0.419% due 05/25/47 (Ê)	480	283
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-22 Class A3 2.620% due 11/25/34 (Ê)	261	215
Series 2004-HYB9 Class 1A1 2.661% due 02/20/35 (Ê)	561	459
Series 2005-3 Class 1A2 0.529% due 04/25/35 (Ê)	823	531
Series 2005-9 Class 1A1 0.539% due 05/25/35 (Ê)	2,380	1,614
Series 2005-HYB9 Class 3A2A 2.595% due 02/20/36 (Ê)	84	61
Series 2006-HYB3 Class 2A1A 2.929% due 05/20/36 (Ê)	443	277
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CP4 Class D 6.610% due 12/15/35	645	648
Series 2003-C3 Class C 4.082% due 05/15/38	950	963
Series 2003-C5 Class D 5.116% due 12/15/36	680	688
Series 2005-9 Class 2A1 5.500% due 10/25/35	786	701
Series 2005-C4 Class A3 5.120% due 08/15/38	826	825
Credit Suisse Mortgage Capital Certificates Series 2006-C4 Class A3 5.467% due 09/15/39	1,350	1,488
Series 2006-C5 Class A3 5.311% due 12/15/39	750	834
Series 2007-C1 Class A3 5.383% due 02/15/40	2,500	2,605
Series 2007-C3 Class A4 5.867% due 06/15/39	2,400	2,605
Series 2007-C5 Class A3 5.694% due 09/15/40	545	577
Series 2007-C5 Class A4 5.695% due 09/15/40	1,200	1,314
Series 2008-C1 Class A3 6.408% due 02/15/41	1,570	1,765
CW Capital Cobalt, Ltd. Series 2007-C3 Class A4 6.010% due 05/15/46	1,700	1,871
DBRR Trust Series 2011-LC2 Class A4A 4.537% due 07/12/44 (Þ)	690	776
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-AR1 Class 2A3 2.036% due 08/25/35 (Ê)	1,060	610

290	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Downey Savings & Loan Association Mortgage Loan Trust Series 2004-AR3 Class 1A1B 2.498% due 07/19/44 (Ê)	86	70
Series 2005-AR6 Class 2A1A 0.530% due 10/19/45 (Ê)	478	315
Fannie Mae 5.500% due 2013	4	5
6.500% due 2013	5	6
5.500% due 2015	364	398
6.500% due 2015	3	3
7.000% due 2015	2	2
5.500% due 2016	189	206
6.000% due 2016	12	14
6.500% due 2016	36	40
5.000% due 2017	152	163
5.500% due 2017	299	327
6.000% due 2017	446	488
6.500% due 2017	84	94
7.500% due 2017	—	—
8.500% due 2017	1	1
5.000% due 2018	354	385
5.500% due 2018	707	777
6.500% due 2018	104	118
5.000% due 2019	655	712
6.500% due 2019	53	60
3.500% due 2020	875	921
3.975% due 2020	1,666	1,838
4.000% due 2020	299	320
4.399% due 2020	1,160	1,304
4.671% due 2020	1,592	1,811
4.761% due 2020	1,572	1,791
5.000% due 2020	322	350
5.500% due 2020	2,247	2,463
6.500% due 2020	22	25
4.000% due 2021	132	141
4.303% due 2021	1,150	1,294
5.500% due 2021	1,166	1,275
4.500% due 2022	219	236
5.000% due 2022	277	301
5.500% due 2022	117	128
4.500% due 2023	1,397	1,502
5.000% due 2023	689	748
4.000% due 2024	130	139
4.500% due 2024	1,513	1,626
5.000% due 2024	90	97
5.500% due 2024	454	497
8.000% due 2024	48	57
8.500% due 2024	7	7
9.000% due 2024	3	3
3.500% due 2025	45	48
4.000% due 2025	1,757	1,870
4.500% due 2025	5,595	6,086
7.000% due 2025	7	9
8.000% due 2025	1	1
8.500% due 2025	17	18
3.500% due 2026	6,067	6,481
4.000% due 2026	2,163	2,307

	Principal Amount ($) or Shares	Market Value $
4.500% due 2026	132	143
6.000% due 2026	111	123
7.000% due 2026	16	19
9.000% due 2026	4	5
3.500% due 2027	224	237
7.000% due 2027	2	2
9.000% due 2027	1	1
6.500% due 2028	88	102
6.500% due 2029	525	604
8.000% due 2030	63	78
6.500% due 2031	21	24
8.000% due 2031	55	66
6.000% due 2032	72	80
6.500% due 2032	676	776
8.000% due 2032	3	4
4.500% due 2033	2,878	3,139
5.000% due 2033	918	999
5.500% due 2033	1,163	1,283
6.000% due 2033	106	119
6.500% due 2033	202	232
4.500% due 2034	36	39
5.000% due 2034	956	1,040
5.500% due 2034	2,505	2,762
6.000% due 2034	766	858
6.500% due 2034	429	490
2.173% due 2035 (Ê)	115	121
2.371% due 2035 (Ê)	254	269
4.500% due 2035	239	256
5.000% due 2035	4,396	4,780
5.500% due 2035	415	457
6.000% due 2035	1,334	1,494
5.000% due 2036	1,482	1,611
5.500% due 2036	4,795	5,266
6.000% due 2036	1,680	1,868
6.500% due 2036	710	802
5.500% due 2037	1,628	1,782
6.000% due 2037	4,694	5,208
6.500% due 2037	737	832
5.000% due 2038	1,345	1,462
5.500% due 2038	2,374	2,604
6.000% due 2038	2,058	2,282
6.500% due 2038	828	934
4.500% due 2039	1,483	1,589
5.500% due 2039	1,341	1,468
6.500% due 2039	199	225
4.000% due 2040	408	434
4.500% due 2040	3,268	3,507
5.000% due 2040	1,613	1,760
3.500% due 2041	1,903	1,986
4.000% due 2041	5,680	6,016
4.500% due 2041	5,254	5,641
1.369% due 2044 (Ê)	69	70
15 Year TBA (Ï) 2.500%	3,965	4,058
3.000%	53,595	55,923
3.500%	25,855	27,277
4.000%	3,515	3,738

Russell Investment Grade Bond Fund	291

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

30 Year TBA (Ï) 3.500%	125,325	129,864
4.000%	27,850	29,456
4.500%	26,665	28,548
5.000%	15,335	16,653
5.500%	10,290	11,242
6.000%	3,105	3,429
4.500% due 06/01/41	343	368
Series 2003-343 Class 6 Interest Only STRIP 5.000% due 10/01/33	395	55
Series 2003-345 Class 18 Interest Only STRIP 4.500% due 12/01/18	692	48
Series 2003-345 Class 19 Interest Only STRIP 4.500% due 01/01/19	759	53
Series 2005-365 Class 12 Interest Only STRIP 5.500% due 12/01/35	1,079	150
Series 2006-369 Class 8 Interest Only STRIP 5.500% due 04/01/36	249	34
Fannie Mae Grantor Trust Series 2002-T5 Class A1 0.479% due 05/25/32 (Ê)	357	342
Fannie Mae REMICS Series 1992-158 Class ZZ 7.750% due 08/25/22	94	108
Series 1999-56 Class Z 7.000% due 12/18/29	179	210
Series 2003-32 Class FH 0.639% due 11/25/22 (Ê)	46	46
Series 2003-35 Class FY 0.639% due 05/25/18 (Ê)	362	364
Series 2005-117 Class LC 5.500% due 11/25/35	1,869	2,049
Series 2006-5 Class 3A2 2.546% due 05/25/35 (Ê)	35	37
Series 2007-30 Class AF 0.549% due 04/25/37 (Ê)	325	324
Series 2007-73 Class A1 0.299% due 07/25/37 (Ê)	231	221
Series 2009-70 Class PS Interest Only STRIP 6.511% due 01/25/37 (Ê)	7,795	1,274
Series 2009-96 Class DB 4.000% due 11/25/29	1,250	1,358
Series 2010-112 Class PI Interest Only STRIP 6.000% due 10/25/40	5,463	919
Series 2011-127 Class FA 0.689% due 12/25/41 (Ê)	635	636
Fannie Mae Whole Loan Series 2003-W1 Class 1A1 6.259% due 12/25/42	38	44
Series 2004-W2 Class 5AF 0.589% due 03/25/44 (Ê)	222	215

	Principal Amount ($) or Shares	Market Value $
FDIC Structured Sale Guaranteed Notes Series 2010-S1 Class 1A 0.791% due 02/25/48 (Ê)(Þ)	531	532
Federal Home Loan Bank 4.500% due 07/01/41	255	272
Federal Home Loan Mortgage Corp. 0.055% due 02/27/15	775	776
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series 2010-K009 Class A2 3.808% due 08/25/20	1,615	1,773
Series 2011-K014 Class X1 Interest Only STRIP 1.451% due 04/25/21	4,699	411
Series 2011-K703 Class A1 1.873% due 01/25/18	708	725
Series 2011-KAIV Class A2 3.989% due 06/25/46	1,585	1,759
Series 2012-K501 Class X1A Interest Only STRIP 1.758% due 08/25/16	20,380	1,177
Series 2012-K706 Class X1 Interest Only STRIP 1.734% due 10/25/18	9,045	791
Federal Home Loan Mortgage Corp. Structured Pass Through Securities Series 2005-63 Class 1A1 1.369% due 02/25/45 (Ê)	39	38
FHA Project Citi 68 NP 7.430% due 06/27/21	33	32
First Horizon Alternative Mortgage Securities Series 2006-AA7 Class A1 2.410% due 01/25/37 (Ê)	1,259	663
Freddie Mac 7.000% due 2014	1	1
6.000% due 2016	72	78
9.000% due 2016	29	33
6.000% due 2017	151	164
8.000% due 2017	5	5
4.500% due 2018	341	366
5.000% due 2018	82	88
4.500% due 2019	111	119
5.000% due 2019	242	262
5.500% due 2019	251	273
6.000% due 2022	11	13
5.500% due 2024	585	636
9.000% due 2024	4	4
3.500% due 2025	3,036	3,227
6.500% due 2025	5	6
8.000% due 2025	7	9
9.000% due 2025	6	6
9.000% due 2026	1	1
2.594% due 2027 (Ê)	12	13
6.500% due 2027	—	—
8.500% due 2027	27	34
6.000% due 2028	466	515
6.500% due 2028	87	100

292	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

6.500% due 2029	121	139
2.606% due 2030 (Ê)	6	6
6.500% due 2031	161	186
5.500% due 2032	451	497
6.000% due 2032	32	36
6.500% due 2032	255	292
7.000% due 2032	172	201
7.500% due 2032	24	30
5.500% due 2033	235	258
6.000% due 2033	4	4
6.500% due 2033	31	35
4.500% due 2034	166	177
5.000% due 2034	1,254	1,359
5.500% due 2034	728	798
6.000% due 2034	87	98
6.500% due 2034	81	93
5.000% due 2035	1,337	1,447
5.500% due 2035	769	844
6.000% due 2035	199	223
5.000% due 2036	272	300
5.500% due 2036	1,031	1,125
6.000% due 2036	339	378
5.000% due 2037 (Ê)	601	644
5.500% due 2037	228	249
6.000% due 2037	914	1,010
5.000% due 2038	349	378
5.500% due 2038	4,704	5,140
6.000% due 2038	4,635	5,138
4.500% due 2039	4,627	5,056
5.500% due 2039	94	103
6.000% due 2039	328	362
4.000% due 2040	6,990	7,495
4.500% due 2040	11,320	12,355
5.000% due 2040	566	612
5.500% due 2040	331	360
6.000% due 2040	229	253
4.000% due 2041	18,933	20,222
4.500% due 2041	5,988	6,403
5.000% due 2041	1,762	1,908
4.000% due 2042	1,266	1,339
15 Year TBA (Ï)
2.500%	3,780	3,866
30 Year TBA (Ï)
3.500%	8,355	8,659
4.000%	3,490	3,682
4.500%	245	261
5.000%	6,825	7,375
5.500%	(1,000)	(1,089)
6.000%	(2,000)	(2,205)
Freddie Mac Reference REMIC Series 2006-R006 Class ZA 6.000% due 04/15/36	2,578	3,019
Freddie Mac REMICS Series 1991-1053 Class G 7.000% due 03/15/21	19	22
Series 1998-2104 Class ZM 6.000% due 12/15/28	202	228

	Principal Amount ($) or Shares	Market Value $
Series 2000-2266 Class F 0.690% due 11/15/30 (Ê)	5	5
Series 2002-2533 Class Z 5.500% due 12/15/32	4,381	4,865
Series 2004-2778 Class UF 0.540% due 06/15/33 (Ê)	29	29
Series 2007-3335 Class BF 0.390% due 07/15/19 (Ê)	328	328
Series 2007-3335 Class FT 0.390% due 08/15/19 (Ê)	439	439
Series 2010-3653 Class B 4.500% due 04/15/30	2,000	2,219
Series 2012-3989 Class BW 3.500% due 01/15/27	3,180	3,395
GE Business Loan Trust Series 2003-2A Class A 0.610% due 11/15/31 (Å)(Ê)	992	921
GE Capital Commercial Mortgage Corp. Series 2005-C4 Class A4 5.437% due 11/10/45	1,570	1,740
Ginnie Mae I 8.000% due 2017	3	3
10.500% due 2020	4	4
8.000% due 2022	8	9
8.500% due 2022	8	8
8.500% due 2024	6	6
8.000% due 2025	14	14
9.000% due 2025	8	8
8.000% due 2026	33	41
7.000% due 2029	2	2
8.000% due 2029	10	11
8.500% due 2029	18	19
8.000% due 2030	17	18
7.000% due 2031	165	197
7.000% due 2032	48	57
7.000% due 2033	13	16
Ginnie Mae II 1.625% due 2027 (Ê)	22	23
2.000% due 2030 (Ê)	57	59
2.375% due 2030 (Ê)	9	9
7.500% due 2032	4	5
5.500% due 2039	538	598
4.500% due 2041	3,501	3,846
5.500% due 2041	53	59
4.500% due 2042	542	596
30 Year TBA (Ï)
3.500%	3,670	3,863
4.000%	4,210	4,554
4.500%	6,055	6,628
Government National Mortgage Association Series 2004-93 Class PC 5.000% due 04/16/34	2,650	2,964
Series 2007-26 Class SD Interest Only STRIP 6.560% due 05/16/37 (Ê)	5,406	914
Series 2010-116 Class MP 3.500% due 09/16/40	4,347	4,634

Russell Investment Grade Bond Fund	293

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Greenpoint Mortgage Pass-Through Certificates Series 2003-1 Class A1 3.130% due 10/25/33 (Ê)	161	141
Greenwich Capital Commercial Funding Corp. Series 2002-C1 Class B 5.104% due 01/11/35	395	401
Series 2003-C2 Class A3 4.533% due 01/05/36	468	470
Series 2004-GG1 Class A7 5.317% due 06/10/36	1,940	2,064
Series 2006-GG7 Class A4 6.081% due 07/10/38	3,350	3,818
Series 2007-GG9 Class A4 5.444% due 03/10/39	1,660	1,837
GS Mortgage Securities Corp. II Series 2004-GG2 Class A4 4.964% due 08/10/38	1,071	1,085
Series 2006-GG6 Class A4 5.553% due 04/10/38	1,150	1,281
Series 2011-GC5 Class A4 3.707% due 08/10/44	2,370	2,503
GSMPS Mortgage Loan Trust Series 2004-4 Class 1AF 0.639% due 06/25/34 (Ê)(Þ)	581	502
GSR Mortgage Loan Trust Series 2005-AR7 Class 6A1 5.133% due 11/25/35 (Ê)	1,619	1,549
Harborview Mortgage Loan Trust Series 2004-4 Class 3A 1.366% due 06/19/34 (Ê)	93	75
Series 2005-4 Class 3A1 2.838% due 07/19/35 (Ê)	250	179
Series 2006-3 Class 1A1A 2.669% due 06/19/36 (Ê)	3,353	1,650
Homestar Mortgage Acceptance Corp. Series 2004-5 Class A1 0.689% due 10/25/34 (Ê)	1,512	1,430
Impac CMB Trust Series 2004-5 Class 1A1 0.959% due 10/25/34 (Ê)	386	335
Indymac Index Mortgage Loan Trust Series 2004-AR6 Class 5A1 2.719% due 10/25/34 (Ê)	1,655	1,494
Series 2005-AR15 Class A2 4.846% due 09/25/35 (Ê)	188	140
Series 2006-AR2 Class 1A1B 0.449% due 04/25/46 (Ê)	594	345
Series 2007-FLX1 Class A1 0.339% due 02/25/37 (Ê)	546	537
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2002-C3 Class A2 4.994% due 07/12/35	1,560	1,581
Series 2005-LDP2 Class A3 4.697% due 07/15/42	17	17

	Principal Amount ($) or Shares	Market Value $
Series 2007-CB20 Class ASB 5.688% due 02/12/51	1,141	1,238
Series 2008-C2 Class ASB 6.125% due 02/12/51	1,055	1,133
JP Morgan Mortgage Trust Series 2006-A2 Class 1A1 2.857% due 04/25/36 (Ê)	352	246
Series 2007-A1 Class 3A2 2.929% due 07/25/35 (Ê)	972	875
Series 2007-A4 Class 3A1 5.497% due 06/25/37 (Ê)	728	615
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2002-C2 Class A2 5.050% due 12/12/34	1,430	1,448
Series 2003-C1 Class A2 4.985% due 01/12/37	1,655	1,686
Series 2006-CB16 Class A4 5.552% due 05/12/45	785	883
Series 2006-LDP7 Class A4 6.065% due 04/15/45	690	790
Series 2006-LDP8 Class A3B 5.447% due 05/15/45	820	855
Series 2006-LDP8 Class A4 5.399% due 05/15/45	1,055	1,191
Series 2006-LDP9 Class A3 5.336% due 05/15/47	1,555	1,713
Series 2007-CB18 Class A4 5.440% due 06/12/47	1,300	1,457
Series 2012-C6 Class A3 3.507% due 05/15/45	725	746
JPMorgan Mortgage Trust Series 2005-A1 Class 6T1 5.003% due 02/25/35 (Ê)	122	122
LB-UBS Commercial Mortgage Trust Series 2003-C3 Class F 4.333% due 02/15/37	664	671
Series 2003-C5 Class C 4.762% due 04/15/37	360	371
Series 2005-C3 Class A5 4.739% due 07/15/30	450	492
Series 2007-C1 Class A4 5.424% due 02/15/40	123	139
Series 2007-C6 Class A4 5.858% due 07/15/40	1,170	1,328
Mastr Adjustable Rate Mortgages Trust Series 2004-13 Class 2A1 2.634% due 04/21/34 (Ê)	955	938
MASTR Alternative Loans Trust Series 2003-4 Class B1 5.801% due 06/25/33	263	231
Series 2004-10 Class 5A6 5.750% due 09/25/34	457	465
Merrill Lynch Mortgage Investors, Inc. Series 2005-A10 Class A 0.449% due 02/25/36 (Ê)	201	145

294	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Merrill Lynch Mortgage Trust Series 2003-KEY1 Class A4 5.236% due 11/12/35	1,300	1,368
Series 2005-CIP1 Class AM 5.107% due 07/12/38	885	929
Series 2008-C1 Class A4 5.690% due 02/12/51	1,385	1,582
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4 Class A3 5.172% due 12/12/49	1,000	1,103
Series 2007-5 Class A4 5.378% due 08/12/48	2,000	2,164
Series 2007-7 Class A4 5.810% due 06/12/50	2,760	2,984
Series 2007-8 Class A3 6.165% due 08/12/49	900	1,000
Series 2007-8 Class ASB 6.098% due 08/12/49	810	862
MLCC Mortgage Investors, Inc. Series 2005-2 Class 3A 1.241% due 10/25/35 (Ê)	101	87
Series 2005-3 Class 4A 0.489% due 11/25/35 (Ê)	47	39
Morgan Stanley Capital I Series 2005-HQ5 Class A4 5.168% due 01/14/42	1,125	1,216
Series 2005-T19 Class A4A 4.890% due 06/12/47	1,665	1,821
Series 2006-HQ9 Class A4 5.731% due 07/12/44	1,135	1,291
Series 2006-IQ11 Class A4 5.898% due 10/15/42	360	406
Series 2006-T21 Class A4 5.162% due 10/12/52	1,135	1,254
Series 2006-T23 Class A4 5.987% due 08/12/41	1,080	1,245
Series 2007-IQ16 Class A4 5.809% due 12/12/49	2,045	2,356
Series 2011-C3 Class A2 3.224% due 07/15/49	400	424
Series 2011-C3 Class A4 4.118% due 07/15/49	235	257
Series 2012-C4 Class A4 3.244% due 03/15/45	1,600	1,628
Morgan Stanley Mortgage Loan Trust Series 2004-6AR Class 1A 0.689% due 07/25/34 (Ê)	2,078	1,846
NCUA Guaranteed Notes Series 2010-R1 Class 1A 0.691% due 10/07/20 (Ê)	2,946	2,952
Series 2010-R2 Class 1A 0.611% due 11/06/17 (Ê)	2,680	2,680
Series 2010-R2 Class 2A 0.711% due 11/05/20 (Ê)	1,741	1,741
Series 2010-R3 Class 1A 0.801% due 12/08/20 (Ê)	1,584	1,589

	Principal Amount ($) or Shares	Market Value $
Series 2010-R3 Class 2A 0.801% due 12/08/20 (Ê)	1,317	1,322
Series 2011-R2 Class 1A 0.641% due 02/06/20 (Ê)	2,102	2,103
Nomura Asset Securities Corp. Series 1998-D6 Class A1C 6.690% due 03/15/30	381	386
OBP Depositor LLC Trust Series 2010-OBP Class A 4.646% due 07/15/45 (Þ)	1,000	1,138
Prime Mortgage Trust Series 2004-CL1 Class 1A2 0.639% due 02/25/34 (Ê)	56	50
Series 2004-CL1 Class 2A2 0.639% due 02/25/19 (Ê)	4	4
Residential Accredit Loans, Inc. Series 2005-QA10 Class A41 5.616% due 09/25/35 (Ê)	573	389
Series 2005-QO3 Class A1 0.639% due 10/25/45 (Ê)	613	350
Series 2006-QO7 Class 3A2 0.444% due 09/25/46 (Ê)	975	465
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-UP2 Class A1 4.000% due 12/25/18	69	73
Structured Adjustable Rate Mortgage Loan Trust Series 2005-19XS Class 1A1 0.559% due 10/25/35 (Ê)	318	194
Structured Asset Mortgage Investments, Inc. Series 2005-AR5 Class A2 0.490% due 07/19/35 (Ê)	220	189
Structured Asset Securities Corp. Series 2003-26A Class 3A5 2.777% due 09/25/33 (Ê)	550	498
Series 2003-34A Class 5A4 2.707% due 11/25/33 (Ê)	1,613	1,580
Series 2006-11 Class A1 2.795% due 10/25/35 (Ê)(Þ)	108	85
Wachovia Bank Commercial Mortgage Trust Series 2006-C29 Class A4 5.308% due 11/15/48	119	133
Series 2006-WL7A Class A1 0.330% due 09/15/21 (Ê)(Þ)	97	94
Series 2007-C30 Class A3 5.246% due 12/15/43	20	21
Series 2007-C33 Class A2 6.053% due 02/15/51	475	476
Series 2007-WHL8 Class A1 0.320% due 06/15/20 (Ê)(Þ)	118	110
WaMu Mortgage Pass Through Certificates Series 2003-AR9 Class 1A7 2.459% due 09/25/33 (Ê)	81	82
Series 2003-AR10 Class A7 2.448% due 10/25/33 (Ê)	730	732
Series 2003-AR11 Class A6 2.467% due 10/25/33 (Ê)	747	745

Russell Investment Grade Bond Fund	295

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA2 Class 2A 0.869% due 01/25/47 (Ê)	360	149
Washington Mutual Mortgage Pass Through Certificates Series 2005-AR6 Class B3 0.899% due 04/25/45 (Å)(Ê)	420	14
Series 2005-AR13 Class A1A1 0.529% due 10/25/45 (Ê)	73	58
Series 2005-AR17 Class A1A2 0.529% due 12/25/45 (Ê)	254	188
Series 2007-HY3 Class 4B1 2.692% due 03/25/37 (Ê)	37	—
Series 2007-OA2 Class 1A 0.859% due 03/25/47 (Ê)	339	202
Wells Fargo Mortgage Backed Securities Trust Series 2003-17 Class 2A10 5.500% due 01/25/34	1,095	1,147
Series 2004-CC Class A1 2.604% due 01/25/35 (Ê)	228	215
Series 2006-2 Class 2A3 5.500% due 03/25/36	371	350
Series 2006-AR2 Class 2A1 2.629% due 03/25/36	343	301
Series 2006-AR8 Class 1A3 2.646% due 04/25/36 (Ê)	1,642	1,543
WF-RBS Commercial Mortgage Trust Series 2011-C5 Class A4 3.667% due 11/15/44	1,105	1,161

		741,808

Municipal Bonds - 1.7%
Brazos Higher Education Authority Revenue Bonds 0.584% due 12/26/24 (Ê)	851	775
City of New York New York General Obligation Unlimited 6.246% due 06/01/35	600	685
County of Clark Nevada Airport System Revenue Bonds 6.820% due 07/01/45	200	271
Iowa Tobacco Settlement Authority Revenue Bonds 6.500% due 06/01/23	70	67
Los Angeles Community College District General Obligation Unlimited 6.750% due 08/01/49	5,000	6,722
Los Angeles Unified School District General Obligation Unlimited 6.758% due 07/01/34	100	129
Massachusetts School Building Authority Revenue Bonds 5.468% due 06/15/27	5,000	5,909
Municipal Electric Authority of Georgia Revenue Bonds 6.637% due 04/01/57	180	204

	Principal Amount ($) or Shares		Market Value $
7.055% due 04/01/57		1,410	1,480
New Jersey Economic Development Authority Revenue Bonds 1.474% due 06/15/13 (Ê)		1,100	1,101
New York City Municipal Water Finance Authority Revenue Bonds 6.491% due 06/15/42		1,700	1,954
Northern California Power Agency Revenue Bonds 7.311% due 06/01/40		3,000	3,514
Northstar Education Finance, Inc. Series 2007-1 Class A3
0.526% due 01/29/46 (Ê)		1,000	890
Public Power Generation Agency Revenue Bonds 7.242% due 01/01/41		300	349
San Diego County Regional Airport Authority Revenue Bonds 6.628% due 07/01/40		500	544
San Diego Tobacco Settlement Revenue Funding Corp. Revenue Bonds 7.125% due 06/01/32		265	207
South Carolina Student Loan Corp. Revenue Bonds 0.607% due 12/01/20 (Ê)		900	862
State of California General Obligation Unlimited 6.650% due 03/01/22		825	1,002
7.500% due 04/01/34		100	128
5.650% due 04/01/39 (Ê)		100	105
7.550% due 04/01/39		875	1,146
7.600% due 11/01/40		475	629
State of Illinois General Obligation Unlimited 5.665% due 03/01/18		900	997
4.350% due 06/01/18		1,070	1,110
5.877% due 03/01/19		335	372
5.100% due 06/01/33		875	812
Tobacco Settlement Finance Authority Revenue Bonds 7.467% due 06/01/47		475	354

			32,318

Non-US Bonds - 0.5%
Canada Housing Trust No. 1 3.750% due 03/15/20 (Þ)	CAD	200	222
3.350% due 12/15/20 (Þ)	CAD	100	108
3.800% due 06/15/21 (Þ)	CAD	400	447
European Loan Conduit Series 2007-25X Class A 1.207% due 05/15/19 (Ê)	EUR	53	59
Granite Master Issuer PLC Series 2005-2 Class A7 0.848% due 12/20/54 (Ê)	GBP	268	417
MUFG Capital Finance 5, Ltd. 6.299% due 12/31/49 (ƒ)	GBP	1,000	1,618
Province of British Columbia Canada 4.300% due 06/18/42	CAD	100	116

296	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Province of Ontario Canada 4.300% due 03/08/17	CAD	100	111
4.200% due 06/02/20	CAD	700	779
4.000% due 06/02/21	CAD	1,700	1,860
3.150% due 06/02/22	CAD	300	305
4.700% due 06/02/37	CAD	400	474
4.600% due 06/02/39	CAD	300	354
Province of Quebec Canada 4.500% due 12/01/17	CAD	200	225
4.500% due 12/01/18	CAD	400	453
4.500% due 12/01/20	CAD	100	113
4.250% due 12/01/21	CAD	900	1,000
3.500% due 12/01/22	CAD	600	624

			9,285

United States Government Agencies - 2.4%
Fannie Mae 5.250% due 09/15/16		145	172
5.375% due 06/12/17		2,185	2,651
7.125% due 01/15/30		240	362
7.250% due 05/15/30		230	354
6.625% due 11/15/30		230	336
Federal Farm Credit Bank 5.125% due 08/25/16		310	366
Federal Home Loan Banks 0.875% due 12/27/13		680	686
Federal Home Loan Mortgage Corp. 0.700% due 11/04/13		3,585	3,585
0.625% due 12/29/14		3,510	3,525
0.500% due 04/17/15		3,335	3,334
1.600% due 08/10/15		1,400	1,404
2.500% due 05/27/16		790	843
2.000% due 08/25/16		3,215	3,369
1.000% due 03/08/17		575	575
1.250% due 05/12/17		720	725
3.750% due 03/27/19		3,095	3,539
1.750% due 05/30/19		160	161
2.375% due 01/13/22		7,765	7,812
Federal National Mortgage Association 0.375% due 03/16/15		2,510	2,502
0.500% due 05/27/15		2,835	2,832
2.375% due 04/11/16		215	228
1.375% due 11/15/16		290	296
1.125% due 04/27/17		800	803
Zero coupon due 10/09/19		2,490	2,005
6.000% due 04/18/36		95	111
Freddie Mac 5.050% due 01/26/15		690	775
5.250% due 04/18/16		1,000	1,175
Freddie Mac MAC 6.250% due 07/15/32		115	165
Tennessee Valley Authority 6.150% due 01/15/38		345	476

			45,167

	Principal Amount ($) or Shares	Market Value $
United States Government Treasuries - 17.9%
United States Treasury Principal Only STRIP Zero coupon due 02/15/27	3,040	2,026
United States Treasury Inflation Indexed Bonds 1.250% due 07/15/20 (Æ)	418	485
0.125% due 01/15/22	402	421
2.000% due 01/15/26 (Æ)	573	723
2.375% due 01/15/27 (Æ)	9,820	12,986
1.750% due 01/15/28 (Æ)	869	1,071
2.500% due 01/15/29 (Æ)	424	578
2.125% due 02/15/41 (Æ)	1,414	1,943
United States Treasury Notes 1.375% due 05/15/13	2,445	2,475
1.125% due 06/15/13	3,880	3,919
1.000% due 07/15/13	7,180	7,246
3.125% due 08/31/13	2,610	2,710
0.500% due 10/15/13	5,735	5,756
0.500% due 11/15/13	1,835	1,842
0.750% due 12/15/13	5,475	5,519
4.000% due 02/15/14	3,240	3,456
0.250% due 02/28/14	40,655	40,653
1.875% due 04/30/14	4,875	5,029
1.000% due 05/15/14	13,280	13,472
0.500% due 08/15/14	3,075	3,088
0.250% due 09/15/14	15,985	15,960
0.250% due 12/15/14	11,700	11,671
0.250% due 01/15/15	1,155	1,152
4.000% due 02/15/15	585	644
0.375% due 04/15/15	7,900	7,899
1.375% due 11/30/15	100	103
2.375% due 03/31/16	5,035	5,381
1.500% due 06/30/16	6,015	6,227
0.875% due 01/31/17	11,180	11,239
1.000% due 03/31/17	14,585	14,731
0.875% due 04/30/17	200	201
2.375% due 07/31/17	4,195	4,512
1.875% due 08/31/17	1,740	1,827
1.875% due 09/30/17	11,470	12,036
3.500% due 02/15/18	200	228
2.625% due 04/30/18	4,700	5,131
1.375% due 11/30/18	900	909
2.750% due 02/15/19	1,800	1,977
3.125% due 05/15/19	1,900	2,134
3.625% due 08/15/19	2,500	2,894
3.375% due 11/15/19	1,585	1,806
3.500% due 05/15/20	1,600	1,839
2.625% due 08/15/20	5,950	6,422
2.000% due 11/15/21	16,555	16,736
2.000% due 02/15/22	19,080	19,223
6.250% due 08/15/23	875	1,243
6.000% due 02/15/26	995	1,416
6.500% due 11/15/26	835	1,248
6.125% due 11/15/27	1,365	1,995
5.375% due 02/15/31	3,960	5,530
4.375% due 02/15/38	4,770	5,971

Russell Investment Grade Bond Fund	297

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

3.500% due 02/15/39	7,795	8,462
4.375% due 05/15/40	2,160	2,708
3.875% due 08/15/40	2,905	3,355
3.125% due 11/15/41	16,130	16,180
3.125% due 02/15/42	15,840	15,885

		332,273

Total Long-Term Investments (cost $1,658,089)		1,695,443

Preferred Stocks - 0.3%
Financial Services - 0.3%
CoBank ACB (Å)	70,000	3,729
DG Funding Trust (Å)	392	2,932

		6,661

Total Preferred Stocks (cost $8,014)		6,661

Short-Term Investments - 26.5%
Allstate Life Global Funding Trusts 5.375% due 04/30/13	965	1,011
Appalachian Power Co. Series O 5.650% due 08/15/12	175	177
ASIF Global Financing XIX 4.900% due 01/17/13 (Þ)	50	51
Bank of America Corp. 4.875% due 09/15/12	170	172
Bank of Nova Scotia 0.589% due 10/18/12 (ž)	1,600	1,601
BB&T Corp. 3.850% due 07/27/12	740	746
Bear Stearns Cos. LLC (The) 4.923% due 12/07/12 (Ê)	3,100	3,218
BellSouth Corp. 4.750% due 11/15/12	20	20
Carolina Power & Light Co. 6.500% due 07/15/12	5	5
Citigroup, Inc. 5.500% due 08/27/12	500	507
5.625% due 08/27/12	300	304
5.300% due 10/17/12	200	204
5.500% due 04/11/13	675	698
Countrywide Financial Corp. Series MTN 5.800% due 06/07/12 (Ñ)	50	50
Danske Bank A/S 2.500% due 05/10/12 (Þ)	300	300
Deutsche Bank AG 5.375% due 10/12/12	350	357
Dominion Resources, Inc. 5.700% due 09/17/12	455	464
Duke Energy Carolinas LLC 5.625% due 11/30/12	265	273
Fannie Mae 3.625% due 02/12/13	3,800	3,900

	Principal Amount ($) or Shares	Market Value $
Federal Farm Credit Bank 0.230% due 08/20/12 (Ê)	3,535	3,536
0.140% due 01/28/13	12,000	11,986
Federal Home Loan Bank 3.375% due 02/27/13	2,800	2,872
Federal Home Loan Banks 0.170% due 02/08/13	43,000	42,976
0.190% due 02/12/13	2,100	2,099
0.125% due 02/14/13	600	599
0.180% due 02/15/13	1,300	1,299
0.170% due 02/25/13	12,400	12,392
0.200% due 03/01/13	10,000	9,996
0.240% due 04/26/13	200	200
0.150% due 02/06/13	58,300	58,259
0.190% due 02/28/13	400	400
Series 0002 0.200% due 03/01/13	100	100
Federal Home Loan Mortgage Corp. 0.270% due 10/12/12 (Ê)	7,060	7,063
Federal National Mortgage Association 0.260% due 08/23/12 (Ê)	2,040	2,041
0.360% due 09/13/12 (Ê)	3,475	3,477
0.270% due 10/18/12 (Ê)	3,530	3,532
Ford Credit Auto Lease Trust Series 2012-A Class A1 0.358% due 03/15/13 (Þ)	3,011	3,015
Freddie Mac 8.000% due 05/01/12	—	—
6.000% due 02/01/13	1	1
Freddie Mac Discount Notes Zero coupon due 04/23/13 (ž)	1,000	998
Gazprom OAO Via Gaz Capital SA 7.343% due 04/11/13 (Þ)	100	105
Gazprom OAO Via RBS AG Series REGS 9.625% due 03/01/13	100	106
General Electric Capital Corp. 2.125% due 12/21/12	1,070	1,083
Glitnir Banki HF 6.375% due 09/25/12 (Ø)(Þ)	390	101
Goldman Sachs Group, Inc. (The) 3.625% due 08/01/12 (Ñ)	100	101
5.450% due 11/01/12	220	225
Honda Auto Receivables Owner Trust Series 2012-1 Class A1 0.413% due 03/15/13	2,902	2,906
HSBC Finance Corp. 1.020% due 04/05/13 (Ê)	500	658
Huntington Auto Trust Series 2012-1 Class A1 0.342% due 03/15/13	2,841	2,845
Hyundai Auto Receivables Trust Series 2012-A Class A1 0.300% due 03/15/13	2,914	2,917
ING Bank NV 1.524% due 03/15/13 (Ê)(Þ)	1,900	1,903
International Lease Finance Corp. 5.300% due 05/01/12 (ç)	200	200

298	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Itau Unibanco SA Zero coupon due 05/09/12 (ç)(ž)	1,300		1,300
1.640% due 05/16/12 (ç)(ž)	1,400		1,399
John Deere Owner Trust Series 2012-A Class A1 0.379% due 03/15/13	2,860		2,862
KCP&L Greater Missouri Operations Co. 11.875% due 07/01/12	1,085		1,104
Kellogg Co. 5.125% due 12/03/12	300		308
MBNA Corp. 6.125% due 03/01/13	445		460
Merrill Lynch & Co., Inc. 0.710% due 06/05/12 (Ê)	1,600		1,600
6.050% due 08/15/12 (Ñ)	200		203
Mexico Cetes Series BI Zero coupon due 05/03/12	174,200		13,369
NGPL PipeCo LLC 6.514% due 12/15/12 (Ñ)(Þ)	4,500		4,484
Nissan Auto Receivables Owner Trust Series 2012-A Class A1 0.359% due 03/15/13	3,330		3,334
Northern States Power Co. Series B 8.000% due 08/28/12	400		410
Ohio Power Co. Series C 5.500% due 03/01/13	85		88
Principal Life Income Funding Trusts 5.300% due 04/24/13	300		313
Reynolds American, Inc. Series* 7.250% due 06/01/12	40		40
Royal Bank of Scotland PLC (The) 2.625% due 05/11/12 (Þ)	900		900
Russell U.S. Cash Management Fund	186,632,866	(¥)	186,633
Santander Drive Auto Receivables Trust Series 2012-2 Class A1 0.330% due 03/15/13	2,061		2,062
SLM Corp. 3.125% due 09/17/12	400		528
SMART Trust Series 2012-1USA Class A1 0.477% due 03/14/13 (Þ)	1,066		1,067
Societe Financement de l’Economie Francaise 2.125% due 05/20/12	400		530
0.667% due 07/16/12 (Ê)(Þ)	1,000		1,000
Spectra Energy Capital, LLC 0.470% due 05/01/12 (Å)(ç)(ž)	17,400		17,400
Telefonica Emisiones SAU 2.582% due 04/26/13	1,405		1,400
Transocean, Inc. 5.250% due 03/15/13 (Ñ)	280		289

	Principal Amount ($) or Shares		Market Value $
United Parcel Service, Inc. 4.500% due 01/15/13	100		103
United States Treasury Bills 0.078% due 06/14/12 (ç)(ž)	95		95
0.144% due 09/13/12 (ž)	200		200
0.142% due 10/04/12 (ž)	100		100
Zero coupon due 12/13/12	45,000		44,957
0.201% due 03/07/13 (ž)	20		20
United States Treasury Notes 1.375% due 03/15/13	1,610		1,627
0.625% due 04/30/13	2,910		2,922
Volkswagen International Finance NV 0.918% due 10/01/12 (Ê)(Þ)	1,500		1,501
Wachovia Corp. 4.660% due 05/25/12 (Ê)	1,700		1,772

Total Short-Term Investments (cost $490,679)			490,429

Repurchase Agreements - 0.3%
Agreement with Bank of America Securities LLC and State Street Bank (Tri-Party) of $5,000 dated April 30, 2012 at 0.200% to be repurchased at $5,000 on May 1, 2012 collateralized by: $5,080 par various United States Treasury Obligations, valued at $5,086.	5,000		5,000

Total Repurchase Agreements (cost $5,000)			5,000

Other Securities - 1.0%
Russell Investment Company Liquidating Trust (×)	613,905	(¥)	625
Russell U.S. Cash Collateral Fund (×)	18,296,655	(¥)	18,297

Total Other Securities (cost $18,911)			18,922

Total Investments - 119.6% (identified cost $2,180,693)			2,216,455

Other Assets and Liabilities, Net - (19.6%)			(363,723)

Net Assets - 100.0%			1,852,732

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	299

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Eurodollar Futures (CME)	26	USD	6,455	03/14	96
United States Treasury 2 Year Note Futures	187	USD	41,242	06/12	46
United States Treasury 5 Year Note Futures	222	USD	27,483	06/12	156
United States Treasury 10 Year Note Futures	477	USD	63,098	06/12	580
United States Treasury 30 Year Note Futures	101	USD	14,431	06/12	235

Short Positions
United States Treasury 5 Year Note Futures	114	USD	14,113	06/12	(34)
United States Treasury 30 Year Note Futures	15	USD	2,143	06/12	(8)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					1,071

See accompanying notes which are an integral part of the financial statements.

300	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except contract amounts)

Options Written	Call/Put	Number of Contracts	Strike Price	Notional Amount		Expiration Date	Market Value $

Inflationary Floor Options	Call	1	0.00	USD	1,930	11/23/20	(4)
Inflationary Floor Options	Put	1	0.00	USD	1,600	03/12/20	(2)
Inflationary Floor Options	Put	1	0.00	USD	1,000	04/07/20	(1)
Inflationary Floor Options	Put	1	0.00	USD	1,000	09/29/20	(2)

Swaptions
(Fund Receives/Fund Pays)
USD Three Month LIBOR/USD 1.400%	Call	2	0.00		2,500	03/18/13	(26)
USD 0.9200%/USD Three Month LIBOR	Put	2	0.00		12,600	11/14/12	(11)
USD 1.000%/USD Three Month LIBOR	Put	1	0.00		1,800	08/13/12	(1)
USD 1.000%/USD Three Month LIBOR	Put	1	0.00		7,700	11/19/12	(2)
USD 1.200%/USD Three Month LIBOR	Put	1	0.00		4,900	07/11/13	(12)
USD 1.400%/USD Three Month LIBOR	Put	2	0.00		2,500	03/18/13	(33)
USD 1.550%/USD Three Month LIBOR	Put	5	0.00		45,800	08/13/12	(93)
USD 1.700%/USD Three Month LIBOR	Put	2	0.00		13,900	08/13/12	(18)
USD 1.700%/USD Three Month LIBOR	Put	4	0.00		34,900	08/13/12	(45)
USD 1.750%/USD Three Month LIBOR	Put	1	0.00		8,100	11/19/12	(1)
USD 2.000%/USD Three Month LIBOR	Put	1	0.00		2,500	03/18/13	(14)
USD 2.250%/USD Three Month LIBOR	Put	5	0.00		36,800	09/24/12	(1)
USD 2.250%/USD Three Month LIBOR	Put	1	0.00		7,200	05/28/13	(2)
USD 3.000%/USD Three Month LIBOR	Put	6	0.00		51,700	06/18/12	—
USD 3.250%/USD Three Month LIBOR	Put	2	0.00		5,800	07/16/12	—
USD 10.000%/USD Three Month LIBOR	Put	1	0.00		1,600	07/10/12	—

Total Liability for Options Written (premiums received $2,029)							(268)

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	301

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	397	EUR	300	05/03/12	—
Bank of Nova Scotia	USD	654	EUR	499	06/14/12	7
Barclays Bank PLC	USD	100	BRL	185	06/04/12	(3)
Barclays Bank PLC	USD	100	BRL	185	06/04/12	(4)
Barclays Bank PLC	USD	267	EUR	200	06/14/12	(2)
Barclays Bank PLC	USD	551	EUR	420	07/16/12	5
Barclays Bank PLC	USD	657	EUR	500	07/16/12	6
Barclays Bank PLC	USD	2,281	GBP	1,423	05/02/12	29
Barclays Bank PLC	USD	284	MXN	3,681	06/15/12	(3)
Barclays Bank PLC	CAD	5,806	USD	5,861	06/21/12	(9)
Barclays Bank PLC	EUR	8	USD	11	06/14/12	—
Barclays Bank PLC	EUR	4,147	USD	5,428	07/16/12	(64)
Barclays Bank PLC	GBP	1,423	USD	2,280	06/01/12	(29)
Citibank	USD	400	EUR	300	06/14/12	(3)
Citibank	USD	320	GBP	200	05/02/12	5
Citibank	EUR	6,628	USD	8,774	05/02/12	—
Credit Suisse First Boston	AUD	5,377	USD	5,541	06/07/12	(40)
Credit Suisse First Boston	EUR	4,148	USD	5,434	07/16/12	(59)
Deutsche Bank AG	USD	132	EUR	100	05/03/12	—
Deutsche Bank AG	USD	133	EUR	100	06/14/12	—
Deutsche Bank AG	USD	265	EUR	200	06/14/12	(1)
Deutsche Bank AG	USD	266	EUR	200	06/14/12	(1)
Deutsche Bank AG	USD	914	EUR	689	06/14/12	(2)
Deutsche Bank AG	USD	1,829	EUR	1,403	06/14/12	28
Deutsche Bank AG	USD	394	EUR	300	07/16/12	3
Deutsche Bank AG	USD	539	EUR	412	07/16/12	7
Deutsche Bank AG	USD	318	GBP	200	05/02/12	6
Deutsche Bank AG	USD	477	GBP	300	05/02/12	10
Deutsche Bank AG	EUR	4,147	USD	5,436	07/16/12	(55)
Deutsche Bank AG	GBP	3,028	USD	4,796	05/02/12	(119)
Goldman Sachs	USD	522	BRL	985	06/04/12	(9)
HSBC Bank PLC	USD	25	MXN	317	06/15/12	—
HSBC Bank PLC	MXN	87,100	USD	6,641	05/03/12	(46)
HSBC Bank PLC	MXN	87,100	USD	6,637	05/03/12	(50)
JPMorgan Chase Bank	USD	8,699	EUR	6,628	05/02/12	75
JPMorgan Chase Bank	USD	140	EUR	105	06/14/12	(1)
JPMorgan Chase Bank	USD	791	EUR	600	06/14/12	3
JPMorgan Chase Bank	USD	643	GBP	405	05/02/12	14
JPMorgan Chase Bank	EUR	6,628	USD	8,700	06/01/12	(74)
Morgan Stanley & Co., Inc.	USD	100	BRL	185	06/04/12	(4)
Morgan Stanley & Co., Inc.	USD	170	BRL	314	06/04/12	(6)
Morgan Stanley & Co., Inc.	USD	1,059	EUR	800	06/14/12	—
Morgan Stanley & Co., Inc.	USD	393	EUR	300	07/16/12	4
Morgan Stanley & Co., Inc.	BRL	1,854	USD	1,061	06/04/12	95
Royal Bank of Canada	USD	403	EUR	302	06/14/12	(2)
Royal Bank of Canada	USD	160	GBP	100	05/02/12	2
Royal Bank of Canada	EUR	5	USD	7	07/16/12	—
UBS AG	USD	266	EUR	202	06/14/12	1
UBS AG	USD	526	EUR	400	06/14/12	4
UBS AG	USD	1,320	EUR	1,000	06/14/12	4
UBS AG	USD	263	EUR	200	07/16/12	2
UBS AG	USD	392	EUR	300	07/16/12	5
UBS AG	USD	529	EUR	400	07/16/12	1

See accompanying notes which are an integral part of the financial statements.

302	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

UBS AG	USD	636	GBP	400	05/02/12	13
UBS AG	USD	7	MXN	87	06/15/12	—

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(257)

Interest Rate Swap Contracts

Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Barclays Bank PLC	MXN	28,300	5.600%	Mexico Interbank 28 Day Deposit Rate	09/06/16	21
Barclays Bank PLC	USD	1,840	Three Month LIBOR	2.911%	02/16/27	(91)
Citibank	AUD	200	4.250%	Six Month BBSW	06/15/17	1
Citibank	AUD	300	5.000%	Six Month BBSW	06/15/17	13
Citibank	AUD	800	5.250%	Six Month BBSW	06/15/22	52
Credit Suisse Financial Products	USD	10,400	Three Month LIBOR	2.750%	06/20/42	191
Deutsche Bank	AUD	100	5.000%	Six Month BBSW	06/15/17	4
Deutsche Bank	AUD	100	4.250%	Six Month BBSW	06/15/17	1
Goldman Sachs	USD	6,600	1.500%	Three Month LIBOR	03/18/16	6
Goldman Sachs	AUD	3,000	5.000%	Six Month BBSW	06/15/17	126
HSBC	MXN	1,700	5.600%	Mexico Interbank 28 Day Deposit Rate	09/06/16	1
Morgan Stanley	MXN	1,700	5.600%	Mexico Interbank 28 Day Deposit Rate	09/06/16	1
Morgan Stanley	MXN	1,500	6.350%	Mexico Interbank 28 Day Deposit Rate	06/02/21	1
Morgan Stanley	USD	1,900	Three Month LIBOR	2.830%	02/18/42	(13)
Royal Bank of Scotland	AUD	300	5.000%	Six Month BBSW	06/15/17	13

Total Market Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - $216 (å)						327

Credit Default Swap Contracts
Corporate Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

American International Group, Inc.	Bank of America	1.676%	USD	900	1.000%	03/20/16	(22)
American International Group, Inc.	Citibank	1.676%	USD	1,000	1.000%	03/20/16	(24)
Berkshire Hathaway, Inc.	Deutsche Bank	0.506%	USD	2,900	1.000%	03/20/13	15
GE Capital Corp.	Deutsche Bank	0.438%	USD	1,425	1.070%	12/20/12	8
GE Capital Corp.	Bank of America	1.305%	USD	2,300	1.000%	03/20/16	(21)
MetLife, Inc.	Deutsche Bank	0.935%	USD	1,500	2.050%	03/20/13	18
MetLife, Inc.	UBS	0.935%	USD	1,500	2.050%	03/20/13	18
MetLife, Inc.	Bank of America	1.708%	USD	1,800	1.000%	12/20/14	(30)
MetLife, Inc.	Credit Suisse Financial Products	1.708%	USD	100	1.000%	12/20/14	(2)
Prudential Financial, Inc.	Deutsche Bank	0.666%	USD	1,500	2.300%	03/20/13	27
Prudential Financial, Inc.	UBS	0.666%	USD	1,500	2.300%	03/20/13	27
Wells Fargo & Co.	Goldman Sachs	0.300%	USD	700	1.000%	06/20/13	6
Wells Fargo & Co.	Credit Suisse Financial Products	0.349%	USD	1,000	1.000%	09/20/13	10

Total Market Value on Open Corporate Issues Premiums Paid (Received) - ($132)							30

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	303

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Credit Indices
Reference Entity	Counterparty	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

ABX - HE Index for Sub-Prime Home Equity Sector	Barclays Bank PLC	USD	2,406	0.760%	01/25/38	(1,524)
CMBX AJ Index	Barclays Bank PLC	USD	2,420	(0.840%)	10/12/52	383
CMBX AJ Index	Barclays Bank PLC	USD	445	(0.840%)	10/12/52	71
CMBX AJ Index	Credit Suisse Financial Products	USD	115	(0.840%)	10/12/52	18
Dow Jones CDX Index	Citigroup Global Markets	USD	900	(1.000%)	06/20/17	(3)
Dow Jones CDX Index	Deutsche Bank	USD	1,543	0.708%	12/20/12	8
Dow Jones CDX Index	Goldman Sachs	USD	1,300	1.120%	12/20/12	11
Dow Jones CDX Index	JPMorgan	USD	400	1.120%	12/20/12	4
Dow Jones CDX Index	JPMorgan	USD	675	0.553%	12/20/17	13
Dow Jones CDX Index	Morgan Stanley	USD	5,498	0.771%	12/20/12	32
Dow Jones CDX Index	Morgan Stanley	USD	600	0.963%	12/20/12	4
Dow Jones CDX Index	Pershing LLC 1st Republic P.B.	USD	290	0.548%	12/20/17	5
Markit iTraxx Europe Series 16 Index	Bank of America	EUR	1,100	(1.000%)	12/20/16	23
Markit iTraxx Europe Series 16 Index	Barclays Bank PLC	EUR	700	(1.000%)	12/20/16	15
Markit iTraxx Europe Series 16 Index	Deutsche Bank	EUR	400	(1.000%)	12/20/16	9
Markit iTraxx Europe Series 16 Index	Goldman Sachs	EUR	1,100	(1.000%)	12/20/16	23

Total Market Value on Open Credit Indices Premiums Paid (Received) - $56						(908)

Sovereign Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

Brazil Government International Bond	Barclays Bank PLC	0.886%	USD	500	1.000%	06/20/15	3
Brazil Government International Bond	Deutsche Bank	0.886%	USD	500	1.000%	06/20/15	3
Brazil Government International Bond	Deutsche Bank	0.886%	USD	1,000	1.000%	06/20/15	5
Brazil Government International Bond	Goldman Sachs	0.886%	USD	500	1.000%	06/20/15	3
Brazil Government International Bond	Morgan Stanley	0.886%	USD	500	1.000%	06/20/15	3
Brazil Government International Bond	Bank of America	0.936%	USD	1,000	1.000%	09/20/15	3
Brazil Government International Bond	Citibank	0.936%	USD	1,000	1.000%	09/20/15	3
Brazil Government International Bond	HSBC	0.936%	USD	700	1.000%	09/20/15	2
Brazil Government International Bond	JPMorgan	0.936%	USD	200	1.000%	09/20/15	1
Brazil Government International Bond	UBS	0.936%	USD	500	1.000%	09/20/15	2
Brazil Government International Bond	Bank of America	1.014%	USD	2,600	1.000%	03/20/16	1
Brazil Government International Bond	Citibank	1.047%	USD	800	1.000%	06/20/16	(1)
Brazil Government International Bond	Credit Suisse Financial Products	1.047%	USD	1,900	1.000%	06/20/16	(2)
Brazil Government International Bond	Deutsche Bank	1.047%	USD	1,000	1.000%	06/20/16	(1)
Brazil Government International Bond	HSBC	1.047%	USD	7,400	1.000%	06/20/16	(9)
Brazil Government International Bond	JPMorgan	1.104%	USD	200	1.000%	09/20/16	(1)
China Government International Bond	Morgan Stanley	0.655%	USD	2,000	1.000%	03/20/15	18
China Government International Bond	Barclays Bank PLC	0.865%	USD	2,400	1.000%	03/20/16	15
China Government International Bond	Morgan Stanley	0.908%	USD	1,200	1.000%	06/20/16	6
China Government International Bond	Deutsche Bank	0.974%	USD	400	1.000%	09/20/16	1
China Government International Bond	Goldman Sachs	0.974%	USD	100	1.000%	09/20/16	—
China Government International Bond	JPMorgan	0.974%	USD	400	1.000%	09/20/16	1
China Government International Bond	Morgan Stanley	0.974%	USD	300	1.000%	09/20/16	1
France Government International Bond	Goldman Sachs	1.665%	USD	3,300	0.250%	03/20/16	(166)
France Government International Bond	Morgan Stanley	1.665%	USD	500	0.250%	03/20/16	(25)
France Government International Bond	Royal Bank of Scotland	1.665%	USD	500	0.250%	03/20/16	(25)
France Government International Bond	Barclays Bank PLC	1.721%	USD	1,650	0.250%	09/20/16	(101)
France Government International Bond	HSBC	1.777%	USD	100	0.250%	09/20/16	(6)
Germany Government International Bond	UBS	0.662%	USD	1,200	0.250%	06/20/16	(17)

See accompanying notes which are an integral part of the financial statements.

304	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Sovereign Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

Japan Government International Bond	Bank of America	0.733%	USD	100	1.000%	03/20/16	1
Japan Government International Bond	Bank of America	0.733%	USD	200	1.000%	03/20/16	2
Japan Government International Bond	JPMorgan	0.733%	USD	700	1.000%	03/20/16	8
Japan Government International Bond	Goldman Sachs	0.770%	USD	500	1.000%	06/20/16	5
Kazakhstan Government International Bond	Citibank	1.905%	USD	300	1.000%	03/20/16	(10)
Korea Government International Bond	Deutsche Bank	1.005%	USD	600	1.000%	06/20/16	—
Korea Government International Bond	Deutsche Bank	1.005%	USD	400	1.000%	06/20/16	—
Mexico Government International Bond	Citibank	0.788%	USD	400	1.000%	03/20/15	3
Mexico Government International Bond	Credit Suisse Financial Products	0.788%	USD	400	1.000%	03/20/15	3
Mexico Government International Bond	Deutsche Bank	0.788%	USD	200	1.000%	03/20/15	1
Mexico Government International Bond	Bank of America	0.875%	USD	300	1.000%	09/20/15	2
Mexico Government International Bond	Citibank	0.875%	USD	700	1.000%	09/20/15	4
Mexico Government International Bond	Deutsche Bank	0.951%	USD	900	1.000%	03/20/16	3
Mexico Government International Bond	Goldman Sachs	0.951%	USD	3,100	1.000%	03/20/16	11
Mexico Government International Bond	Citibank	0.982%	USD	1,000	1.000%	06/20/16	3
Mexico Government International Bond	Deutsche Bank	0.982%	USD	2,100	1.000%	06/20/16	6
Mexico Government International Bond	Morgan Stanley	1.038%	USD	300	1.000%	09/20/16	—
Mexico Government International Bond	Goldman Sachs	1.168%	USD	200	1.000%	06/20/17	(2)
United Kingdom Gilt	JPMorgan	0.271%	USD	100	1.000%	03/20/15	2
United Kingdom Gilt	JPMorgan	0.271%	USD	300	1.000%	03/20/15	7
United Kingdom Gilt	Goldman Sachs	0.392%	USD	400	1.000%	12/20/15	9
United Kingdom Gilt	Credit Suisse Financial Products	0.433%	USD	200	1.000%	03/20/16	4
United Kingdom Gilt	UBS	0.469%	USD	1,000	1.000%	06/20/16	23
United Kingdom Gilt	UBS	0.469%	USD	400	1.000%	06/20/16	9
United States Government Bond	BNP Paribas	0.283%	EUR	1,000	0.250%	03/20/16	(4)

Total Market Value on Open Sovereign Issues Premiums Paid (Received) - ($870)							(193)

Total Market Value on Open Credit Default Swap Contracts Premiums Paid (Received) - ($946) (å)							(1,071)

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	305

Russell Investment Company

Russell Investment Grade Bond Fund

Presentation of Portfolio Holdings — April 30, 2012 (Unaudited)

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Long-Term Investments
Asset-Backed Securities	$—	$81,251	$—	$81,251	4.4
Corporate Bonds and Notes	—	319,327	5,710	325,037	17.6
International Debt	—	125,409	2,895	128,304	6.9
Mortgage-Backed Securities	—	729,389	12,419	741,808	40.1
Municipal Bonds	—	32,318	—	32,318	1.7
Non-US Bonds	—	9,285	—	9,285	0.5
United States Government Agencies	—	45,167	—	45,167	2.4
United States Government Treasuries	—	332,273	—	332,273	17.9
Preferred Stocks	3,729	—	2,932	6,661	0.3
Short-Term Investments	—	490,429	—	490,429	26.5
Repurchase Agreements	—	5,000	—	5,000	0.3
Other Securities	—	18,922	—	18,922	1.0

Total Investments	3,729	2,188,770	23,956	2,216,455	119.6

Other Assets and Liabilities, Net					(19.6)

					100.0

Other Financial Instruments
Futures Contracts	1,071	—	—	1,071	0.1
Options Written	—	(259)	(9)	(268)	(—	)*
Foreign Currency Exchange Contracts	—	(257)	—	(257)	(—	)*
Interest Rate Swap Contracts	—	104	7	111	—	*
Credit Default Swap Contracts	—	(126)	1	(125)	(—	)*

Total Other Financial Instruments**	$1,071	$(538)	$(1)	$532

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

The significant inputs used in determining the fair values of Level 3 securities were as follows:

Category	Inputs	Market Value $	% of Level 3 Instruments’ Total Market Value

Corporate Bonds and Notes	Broker Quote	$5,710	23.8
International Debt	Broker Quote	2,895	12.1
Mortgage-Backed Securities	Broker Quote	12,387	51.8
	Investment Manager Fair Value Recommendation	32	0.1
Preferred Stock	Investment Manager Fair Value Recommendation	2,932	12.2
Options Written	Broker Quote	(4)	—	*
	Other	(5)	—	*
Interest Rate Swap Contracts	Other	7	—	*
Credit Default Swap Contracts	Other	1	—	*

		$23,955	100.0

*	Less than .05% of Level 3 Instruments’ Total Market Value.

See accompanying notes which are an integral part of the financial statements.

306	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Presentation of Portfolio Holdings, continued — April 30, 2012 (Unaudited)

Amounts in thousands

A reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ended April 30, 2012 were as follows:

Category and Subcategory	Beginning Balance 11/1/2011	Gross Purchases	Gross Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Transfers into Level 3	Net Transfers out of Level 3

Long-Term Investments
Corporate Bonds and Notes	$7,305	$1,425	$3,381	$(3)	$95	$—	$—
International Debt	—	2,898	—	—	—	—	—
Mortgage-Backed Securities	22,134	1,618	10,472	(3)	(197)	—	777
Municipal Bonds	2,989	—	2,856	3	(25)	—	—
Preferred Stocks	2,950	—	—	—	—	—	—
Short-Term Investments	—	—	—	—	—	—	—

Total Investments	35,378	5,941	16,709	(3)	(127)	—	777

Other Financial Instruments
Options Written	(70)	—	—	—	51	—	—
Interest Rate Swap Contracts	—	—	—	—	—	—	—
Credit Default Swap Contracts	(48)	—	—	—	—	—	—
Index Swaps	(12)	—	—	—	—	—	—

Total Other Financial Instruments	(130)	—	—	—	51	—	—

Category and Subcategory	Net Change in Unrealized Appreciation (Depreciation)	Ending Balance at 4/30/2012	Net Change in Unrealized Appreciation (Depreciation) on Investments held as of 4/30/2012

Long-Term Investments
Corporate Bonds and Notes	$269	$5,710	$269
International Debt	(3)	2,895	(3)
Mortgage-Backed Securities	116	12,419	116
Municipal Bonds	(111)	—	—
Preferred Stocks	(18)	2,932	(18)
Short-Term Investments	—	—	—

Total Investments	253	23,956	364

Other Financial Instruments
Options Written	10	(9)	10
Interest Rate Swap Contracts	7	7	7
Credit Default Swap Contracts	49	1	49
Index Swaps	12	—	—

Total Other Financial Instruments	78	(1)	66

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	307

Russell Investment Company

Russell Investment Grade Bond Fund

Fair Value of Derivative Instruments — April 30, 2012 (Unaudited)

Amounts in thousands

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$329	$—
Daily variation margin on futures contracts*	—	—	1,029
Interest rate swap contracts, at market value	—	—	431
Credit default swap contracts, at market value	925	—	—

Total	$925	$329	$1,460

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$586	$—
Daily variation margin on futures contracts*	—	—	42
Interest rate swap contracts, at market value	—	—	104
Credit default swap contracts, at market value	1,996	—	—
Options written, at market value	—	—	268

Total	$1,996	$586	$414

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$—	$—	$3,750
Options Written	—	—	390
Credit default swap contracts	256	—	—
Interest rate swap contracts	—	—	2,457
Index swap contracts	—	—	42
Foreign currency-related transactions	—	(783)	—

Total	$256	$(783)	$6,639

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$—	$—	$(1,182)
Options Written	—	—	494
Credit default swap contracts	983	—	—
Interest rate swap contracts	—	—	(1,399)
Index swap contracts	—	—	12
Foreign currency-related transactions	—	1,230	—

Total	$983	$1,230	$(2,075)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

308	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Statement of Assets and Liabilities — April 30, 2012 (Unaudited)

Amounts in thousands

Assets
Investments, at identified cost	$2,180,693
Investments, at market***, ******	2,216,455
Cash (restricted)	1,812
Foreign currency holdings*	31
Unrealized appreciation on foreign currency exchange contracts	329
Receivables:
Dividends and interest	9,791
Dividends from affiliated Russell money market funds	24
Investments sold	154,433
Fund shares sold	3,508
Investments matured*******	96
Daily variation margin on futures contracts	83
Other receivable	340
Prepaid expenses	3
Interest rate swap contracts, at market value*****	431
Credit default swap contracts, at market value****	925

Total assets	2,388,261

Liabilities
Payables:
Due to broker	2,374
Investments purchased	507,263
Fund shares redeemed	3,151
Accrued fees to affiliates	653
Other accrued expenses	221
Daily variation margin on futures contracts	2
Unrealized depreciation on foreign currency exchange contracts	586
Options written, at market value**	268
Payable upon return of securities loaned	18,911
Interest rate swap contracts, at market value*****	104
Credit default swap contracts, at market value****	1,996

Total liabilities	535,529

Net Assets	$1,852,732

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	309

Russell Investment Company

Russell Investment Grade Bond Fund

Statement of Assets and Liabilities, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2,883
Accumulated net realized gain (loss)	20,648
Unrealized appreciation (depreciation) on:
Investments	35,762
Futures contracts	1,071
Options written	1,761
Credit default swap contracts	(125)
Interest rate swap contracts	111
Investments matured	(274)
Foreign currency-related transactions	(257)
Other investments	(976)
Shares of beneficial interest	824
Additional paid-in capital	1,791,304

Net Assets	$1,852,732

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(a)	$22.51
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$23.39
Class A — Net assets	$8,346,963
Class A — Shares outstanding ($.01 par value)	370,855
Net asset value per share: Class C(a)	$22.41
Class C — Net assets	$34,970,479
Class C — Shares outstanding ($.01 par value)	1,560,725
Net asset value per share: Class E(a)	$22.49
Class E — Net assets	$42,121,421
Class E — Shares outstanding ($.01 par value)	1,872,635
Net asset value per share: Class I(a)	$22.50
Class I — Net assets	$422,836,704
Class I — Shares outstanding ($.01 par value)	18,793,083
Net asset value per share: Class S(a)	$22.48
Class S — Net assets	$729,128,555
Class S — Shares outstanding ($.01 par value)	32,431,434
Net asset value per share: Class Y(a)	$22.51
Class Y — Net assets	$615,327,684
Class Y — Shares outstanding ($.01 par value)	27,332,432
Amounts in thousands

* Foreign currency holdings - cost	$32
** Premiums received on options written	$2,029
*** Securities on loan included in investments	$18,559
**** Credit default swap contracts - premiums paid (received)	$(946)
***** Interest rate swap contracts - premiums paid (received)	$216
****** Investments in affiliates, Russell U.S. Cash Management Fund, Russell Investment Company Liquidating Trust and Russell U.S. Cash Collateral Fund	$205,555
******* Investments matured - cost	$370
(a) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

310	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Statement of Operations — For the Period Ended April 30, 2012 (Unaudited)

Amounts in thousands

Investment Income
Dividends	$261
Dividends from affiliated Russell money market funds	133
Interest	23,792
Securities lending income	6

Total investment income	24,192

Expenses
Advisory fees	2,215
Administrative fees	443
Custodian fees	303
Distribution fees - Class A	8
Distribution fees - Class C	124
Transfer agent fees - Class A	5
Transfer agent fees - Class C	30
Transfer agent fees - Class E	40
Transfer agent fees - Class I	199
Transfer agent fees - Class S	617
Transfer agent fees - Class Y	13
Professional fees	60
Registration fees	118
Shareholder servicing fees - Class C	41
Shareholder servicing fees - Class E	55
Trustees’ fees	17
Printing fees	26
Miscellaneous	23

Expenses before reductions	4,337
Expense reductions	(14)

Net expenses	4,323

Net investment income (loss)	19,869

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	20,633
Futures contracts	3,750
Options written	390
Credit default swap contracts	256
Index swap contracts	42
Interest rate swap contracts	2,457
Foreign currency-related transactions	(957)

Net realized gain (loss)	26,571

Net change in unrealized appreciation (depreciation) on:
Investments	10,217
Futures contracts	(1,182)
Options written	494
Credit default swap contracts	983
Index swap contracts	12
Interest rate swap contracts	(1,399)
Investment matured	2,187
Foreign currency-related transactions	1,257
Other investments	(976)

Net change in unrealized appreciation (depreciation)	11,593

Net realized and unrealized gain (loss)	38,164

Net Increase (Decrease) in Net Assets from Operations	$58,033

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	311

Russell Investment Company

Russell Investment Grade Bond Fund

Statements of Changes in Net Assets

Amounts in thousands	Period Ended April 30, 2012 (Unaudited)	Fiscal Year Ended October 31, 2011

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$19,869	$41,218
Net realized gain (loss)	26,571	17,179
Net change in unrealized appreciation (depreciation)	11,593	(2,418)

Net increase (decrease) in net assets from operations	58,033	55,979

Distributions
From net investment income
Class A	(68)	(48)
Class C	(237)	(560)
Class E	(494)	(1,211)
Class I	(4,921)	(10,765)
Class S	(8,309)	(13,353)
Class Y	(7,827)	(17,981)
From net realized gain
Class A	(54)	(37)
Class C	(346)	(1,103)
Class E	(475)	(1,453)
Class I	(3,998)	(12,808)
Class S	(7,242)	(13,794)
Class Y	(6,289)	(19,331)

Net decrease in net assets from distributions	(40,260)	(92,444)

Share Transactions
Net increase (decrease) in net assets from share transactions	115,192	95,402
Fund Reimbursements	—	191

Total Net Increase (Decrease) in Net Assets	132,965	59,128

Net Assets
Beginning of period	1,719,767	1,660,639

End of period	$1,852,732	$1,719,767

Undistributed (overdistributed) net investment income included in net assets	$2,883	$4,870

See accompanying notes which are an integral part of the financial statements.

312	Russell Investment Grade Bond Fund

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Russell Investment Company

Russell Investment Grade Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Class A
April 30, 2012*	22.31	.21	.47	.68	(.24)	(.24)
October 31, 2011	22.85	.47	.21	.68	(.53)	(.69)
October 31, 2010(5)	21.87	.14	1.00	1.14	(.16)	—
Class C
April 30, 2012*	22.20	.13	.48	.61	(.16)	(.24)
October 31, 2011	22.74	.32	.19	.51	(.36)	(.69)
October 31, 2010	21.31	.36	1.61	1.97	(.45)	(.09)
October 31, 2009	18.68	.67	2.67	3.34	(.71)	—
October 31, 2008	20.76	.72	(2.00)	(1.28)	(.80)	—
October 31, 2007(5)	20.76	.08	(.08)	—	—	—
Class E
April 30, 2012*	22.28	.22	.47	.69	(.24)	(.24)
October 31, 2011	22.82	.51	.18	.69	(.54)	(.69)
October 31, 2010	21.38	.55	1.62	2.17	(.64)	(.09)
October 31, 2009	18.70	.84	2.67	3.51	(.83)	—
October 31, 2008	20.77	.92	(2.00)	(1.08)	(.99)	—
October 31, 2007	20.82	.96	(.02)	.94	(.99)	—
Class I
April 30, 2012*	22.29	.25	.47	.72	(.27)	(.24)
October 31, 2011	22.83	.56	.19	.75	(.60)	(.69)
October 31, 2010	21.39	.60	1.62	2.22	(.69)	(.09)
October 31, 2009	18.69	.89	2.68	3.57	(.87)	—
October 31, 2008	20.76	.97	(2.00)	(1.03)	(1.04)	—
October 31, 2007	20.82	1.04	(.06)	.98	(1.04)	—
Class S
April 30, 2012*	22.27	.24	.48	.72	(.27)	(.24)
October 31, 2011	22.81	.54	.19	.73	(.58)	(.69)
October 31, 2010	21.38	.54	1.65	2.19	(.67)	(.09)
October 31, 2009	18.69	.86	2.68	3.54	(.85)	—
October 31, 2008	20.76	.95	(2.01)	(1.06)	(1.01)	—
October 31, 2007(2)	20.75	.01	—	.01	—	—
Class Y
April 30, 2012*	22.30	.26	.47	.73	(.28)	(.24)
October 31, 2011	22.84	.59	.18	.77	(.62)	(.69)
October 31, 2010	21.40	.59	1.64	2.23	(.70)	(.09)
October 31, 2009	18.70	.90	2.68	3.58	(.88)	—
October 31, 2008	20.77	.98	(2.00)	(1.02)	(1.05)	—
October 31, 2007	20.83	1.04	(.05)	.99	(1.05)	—

See accompanying notes which are an integral part of the financial statements.

314	Russell Investment Grade Bond Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.48)	22.51	3.11	8,347	.79	.79	1.88	103
(1.22)	22.31	3.27	3,966	.80	.80	2.14	187
(.16)	22.85	5.20	1,002	.81	.81	1.55	157

(.40)	22.41	2.77	34,970	1.54	1.54	1.19	103
(1.05)	22.20	2.42	32,369	1.55	1.55	1.48	187
(.54)	22.74	9.48	38,798	1.54	1.54	1.66	157
(.71)	21.31	18.25	34,706	1.55	1.55	3.37	87
(.80)	18.68	(6.47)	29,741	1.63	1.60	3.54	105
—	20.76	—	35,689	1.62	1.60	4.21	199

(.48)	22.49	3.13	42,121	.79	.73	2.01	103
(1.23)	22.28	3.31	45,365	.80	.72	2.32	187
(.73)	22.82	10.38	54,743	.79	.68	2.50	157
(.83)	21.38	19.38	43,414	.80	.67	4.25	87
(.99)	18.70	(5.57)	48,193	.71	.67	4.48	105
(.99)	20.77	4.64	53,663	.67	.65	4.76	199

(.51)	22.50	3.31	422,837	.46	.46	2.27	103
(1.29)	22.29	3.57	380,063	.47	.47	2.57	187
(.78)	22.83	10.64	428,647	.46	.44	2.76	157
(.87)	21.39	19.61	392,070	.47	.42	4.49	87
(1.04)	18.69	(5.29)	406,332	.44	.41	4.74	105
(1.04)	20.76	4.85	698,651	.42	.40	4.99	199

(.51)	22.48	3.23	729,129	.54	.54	2.19	103
(1.27)	22.27	3.50	657,013	.55	.55	2.44	187
(.76)	22.81	10.55	456,448	.54	.54	2.43	157
(.85)	21.38	19.50	125,051	.55	.55	4.37	87
(1.01)	18.69	(5.46)	133,108	.57	.54	4.61	105
—	20.76	.05	226,995	.55	.53	5.30	199

(.52)	22.51	3.31	615,328	.37	.36	2.37	103
(1.31)	22.30	3.67	600,991	.37	.37	2.66	187
(.79)	22.84	10.77	681,001	.36	.36	2.70	157
(.88)	21.40	19.63	364,142	.38	.38	4.55	87
(1.05)	18.70	(5.24)	480,605	.40	.37	4.78	105
(1.05)	20.77	4.90	609,683	.38	.36	5.04	199

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	315

Russell Investment Company

Russell Short Duration Bond Fund

Shareholder Expense Example — April 30, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Semi-annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from November 1, 2011 to April 30, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,022.34	$1,020.54
Expenses Paid During Period*	$4.37	$4.37

*	Expenses are equal to the Fund’s annualized expense ratio of 0.87% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,018.82	$1,016.81
Expenses Paid During Period*	$8.13	$8.12

*	Expenses are equal to the Fund’s annualized expense ratio of 1.62% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,022.80	$1,020.54
Expenses Paid During Period*	$4.38	$4.37

*	Expenses are equal to the Fund’s annualized expense ratio of 0.87% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,023.89	$1,021.78
Expenses Paid During Period*	$3.12	$3.12

*	Expenses are equal to the Fund’s annualized expense ratio of 0.62% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

316	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Shareholder Expense Example, continued — April 30, 2012 (Unaudited)

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,024.82	$1,022.28
Expenses Paid During Period*	$2.62	$2.61

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Short Duration Bond Fund	317

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Long-Term Investments - 101.7%
Asset-Backed Securities - 8.0%
Ally Master Owner Trust Series 2010-2 Class A 4.250% due 04/15/17 (Þ)	3,000	3,235
Series 2011-1 Class A2 2.150% due 01/15/16	5,250	5,359
Series 2011-3 Class A2 1.810% due 05/15/16	985	1,000
Series 2012-1 Class A2 1.440% due 02/15/17	1,720	1,727
AmeriCredit Automobile Receivables Trust Series 2010-1 Class B 3.720% due 11/17/14	1,440	1,463
Series 2010-4 Class A2 0.960% due 05/08/14	422	422
Series 2010-4 Class B 1.990% due 10/08/15	1,435	1,448
Series 2011-2 Class A3 1.610% due 10/08/15	2,525	2,547
Series 2011-3 Class B 2.280% due 06/08/16	1,670	1,698
Series 2011-4 Class A3 1.170% due 05/09/16	4,800	4,810
Asset Backed Securities Corp. Home Equity Series 2002-HE1 Class M1 1.890% due 03/15/32 (Ê)	416	299
Series 2004-HE6 Class A1 0.514% due 09/25/34 (Ê)	160	143
Atlantic City Electric Transition Funding LLC Series 2003-1 Class A2 4.460% due 10/20/16	715	749
Bank of America Auto Trust Series 2009-3A Class A3 1.670% due 12/15/13 (Þ)	46	46
Bear Stearns Asset Backed Securities Trust Series 2007-HE7 Class 1A1 1.239% due 10/25/37 (Ê)	417	267
Capital One Multi-Asset Execution Trust Series 2005-A10 Class A 0.320% due 09/15/15 (Ê)	1,365	1,364
Series 2005-B1 Class B1 4.900% due 12/15/17	820	893
CarMax Auto Owner Trust Series 2010-1 Class A3 1.560% due 07/15/14	478	480
Centex Home Equity Series 2003-C Class AF4 5.460% due 04/25/32	104	103
Chase Issuance Trust Series 2005-C2 Class C2 0.680% due 01/15/15 (Ê)	1,785	1,785
Series 2007-A9 Class A9 0.270% due 06/16/14 (Ê)	3,700	3,700

	Principal Amount ($) or Shares	Market Value $
CIT Marine Trust Series 1999-A Class A4 6.250% due 11/15/19	63	65
Citibank Omni Master Trust Series 2009-A8 Class A8 2.340% due 05/16/16 (Ê)(Þ)	3,700	3,703
Countrywide Asset-Backed Certificates Series 2001-BC3 Class A 0.719% due 12/25/31 (Ê)	61	33
Series 2005-1 Class AF4 5.147% due 07/25/35	262	242
Series 2005-4 Class AF3 4.456% due 10/25/35	31	29
Series 2005-17 Class 4A2A 0.499% due 05/25/36 (Ê)	389	373
Series 2006-3 Class 2A2 0.419% due 06/25/36 (Ê)	226	186
Series 2007-4 Class A2 5.530% due 09/25/37	360	321
Discover Card Master Trust I Series 2007-3 Class B2 0.420% due 10/16/14 (Ê)	1,240	1,240
DT Auto Owner Trust Series 2009-1 Class A1 2.980% due 10/15/15 (Þ)	280	281
Series 2011-2A Class A 0.960% due 01/15/14 (Þ)	439	439
Series 2011-2A Class B 2.120% due 02/16/16 (Þ)	2,045	2,047
Series 2011-3A Class A 1.400% due 08/15/14 (Þ)	941	942
Educational Services of America, Inc. Series 2012-1 Class A1 1.685% due 09/25/40 (Ê)(Å)	1,500	1,500
Equity One ABS, Inc. Series 2003-4 Class M1 5.369% due 10/25/34	415	249
Federal Home Loan Mortgage Corp. Structured Pass Through Securities Series 2000-30 Class A5 6.602% due 12/25/30	2,220	2,411
Ford Credit Floorplan Master Owner Trust Series 2010-5 Class A1 1.500% due 09/15/15	1,880	1,896
Fremont Home Loan Trust Series 2006-E Class 2A1 0.299% due 01/25/37 (Ê)	14	14
GE-WMC Mortgage Securities LLC Series 2006-1 Class A2A 0.279% due 08/25/36 (Ê)	11	3
GSAMP Trust Series 2007-FM1 Class A2A 0.309% due 12/25/36 (Ê)	95	63
Harley-Davidson Motorcycle Trust Series 2007-2 Class A4 5.120% due 08/15/13	4	4
Series 2007-3 Class A4 5.520% due 11/15/13	81	81

318	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Honda Auto Receivables Owner Trust Series 2011-2 Class A3 0.940% due 03/18/15	680	683
HSBC Home Equity Loan Trust Series 2005-1 Class A 0.530% due 01/20/34 (Ê)	188	172
JPMorgan Auto Receivables Trust Series 2008-A Class A4 5.220% due 07/15/15 (Þ)	1,249	1,257
Long Beach Mortgage Loan Trust Series 2004-4 Class 1A1 0.799% due 10/25/34 (Ê)	20	16
Long Grove CLO, Ltd. Series 2004-1A Class A 0.871% due 05/25/16 (Ê)(Þ)	854	851
Marriott Vacation Club Owner Trust Series 2006-1A Class D 6.502% due 04/20/28 (Þ)	121	123
Massachusetts Educational Financing Authority Series 2008-1 Class A1 1.416% due 04/25/38 (Ê)	1,154	1,152
Mercedes-Benz Auto Lease Trust Series 2011-B Class A4 1.240% due 07/17/17 (Þ)	3,055	3,077
Porsche Innovative Lease Owner Trust Series 2011-1 Class A4 1.260% due 11/20/17 (Þ)	2,000	2,017
Prestige Auto Receivables Trust Series 2011-1A Class A3 1.900% due 08/17/15 (Þ)	1,385	1,391
Renaissance Home Equity Loan Trust Series 2005-4 Class A3 5.565% due 02/25/36	112	95
Series 2007-2 Class AF2 5.675% due 06/25/37	355	147
Santander Drive Auto Receivables Trust Series 2010-1 Class A3 1.840% due 11/17/14	3,254	3,279
Series 2010-2 Class A2 0.950% due 08/15/13	412	413
Series 2010-2 Class B 2.240% due 12/15/14	450	453
Series 2010-A Class A2 1.370% due 08/15/13 (Þ)	173	173
Series 2010-B Class A2 1.010% due 07/15/13 (Þ)	462	462
Series 2011-1 Class A2 0.940% due 02/18/14	880	879
Series 2011-1 Class A3 1.280% due 01/15/15	1,240	1,245
Series 2011-1 Class B 2.350% due 11/16/15	2,040	2,060
Series 2011-2 Class B 2.660% due 01/15/16	755	759
Series 2011-3 Class B 2.500% due 12/15/15	2,180	2,207

	Principal Amount ($) or Shares	Market Value $
Series 2012-1 Class B 2.720% due 05/16/16	1,680	1,709
SLM Student Loan Trust Series 2003-12 Class A4 0.664% due 12/17/18 (Ê)	203	203
Series 2003-7A Class A5A 1.674% due 12/15/33 (Ê)(Þ)	598	589
Series 2008-7 Class A2 0.966% due 10/25/17 (Ê)	2,303	2,296
Series 2011-A Class A1 1.240% due 10/15/24 (Ê)(Þ)	2,825	2,825
Series 2011-A Class A2 4.370% due 04/17/28 (Þ)	715	747
Series 2011-B Class A2 3.740% due 02/15/29 (Þ)	1,765	1,780
Series 2012-A Class A2 3.830% due 01/17/45 (Þ)	2,185	2,215
Series 2012-B Class A1 1.340% due 12/15/21 (Ê)(Þ)	600	601
Series 2012-B Class A2 3.480% due 10/15/30 (Å)	950	955
Small Business Administration Participation Certificates Series 2009-20D Class 1 4.310% due 04/01/29	447	490
South Carolina Student Loan Corp. Series 2008-1 Class A2 1.038% due 03/01/18 (Ê)	399	399
Series 2008-1 Class A3 1.238% due 03/02/20 (Ê)	700	692
Series 2008-1 Class A4 1.488% due 09/03/24 (Ê)	400	394

		88,466

Corporate Bonds and Notes - 11.9%
Ally Financial, Inc. 3.874% due 06/20/14 (Ê)	300	296
American Express Credit Corp. 2.375% due 03/24/17	1,080	1,101
American International Group, Inc. 4.250% due 05/15/13	500	510
4.875% due 09/15/16	1,570	1,674
8.250% due 08/15/18	100	121
Amgen, Inc. 2.500% due 11/15/16	1,885	1,950
Anheuser-Busch InBev Worldwide, Inc. Series FRN 1.016% due 01/27/14 (Ê)	2,100	2,113
AT&T, Inc. 2.950% due 05/15/16	630	669
Bank of America Corp. 1.886% due 01/30/14 (Ê)	1,800	1,768
7.375% due 05/15/14	500	542
4.750% due 08/01/15	1,760	1,837
Bank of America NA Series BKNT 6.100% due 06/15/17	380	406

Russell Short Duration Bond Fund	319

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

BB&T Corp. 2.150% due 03/22/17	1,195	1,200
Bear Stearns Cos. LLC (The) 5.550% due 01/22/17	3,030	3,359
Black & Decker Corp. 8.950% due 04/15/14	1,020	1,165
Boston Scientific Corp. 4.500% due 01/15/15	860	924
Cameron International Corp. 1.414% due 06/02/14 (Ê)	500	501
Capital One Financial Corp. 2.150% due 03/23/15	1,185	1,193
Case New Holland, Inc. 7.750% due 09/01/13	450	480
Caterpillar, Inc. 0.663% due 05/21/13 (Ê)	1,800	1,806
CenterPoint Energy Houston Electric LLC Series U 7.000% due 03/01/14	547	605
Cintas Corp. No. 2 2.850% due 06/01/16	1,105	1,152
Citigroup, Inc. 4.450% due 01/10/17	2,390	2,497
Commonwealth Edison Co. 1.625% due 01/15/14	855	868
Continental Airlines 2006-1 Class G Pass Through Trust Series 061G 0.834% due 06/02/13 (Ê)	579	558
CVS Caremark Corp. 3.250% due 05/18/15	890	947
Daimler Finance NA LLC 1.674% due 09/13/13 (Ê)(Þ)	400	403
Devon Energy Corp. 5.625% due 01/15/14	615	665
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.500% due 03/01/16	2,125	2,243
Discover Financial Services 10.250% due 07/15/19	745	1,014
5.200% due 04/27/22 (Þ)	745	739
Dr Pepper Snapple Group, Inc. 6.120% due 05/01/13	500	526
Duke Energy Carolinas LLC 1.750% due 12/15/16	1,530	1,564
4.300% due 06/15/20	710	806
E*Trade Financial Corp. 12.500% due 11/30/17	868	1,011
El Paso Pipeline Partners Operating Co. LLC 6.500% due 04/01/20	300	345
Express Scripts Holding Co. 6.250% due 06/15/14	1,305	1,435
First Horizon National Corp. 5.375% due 12/15/15	500	533
FirstEnergy Solutions Corp. 4.800% due 02/15/15	655	707
Florida Gas Transmission Co. LLC 4.000% due 07/15/15 (Þ)	500	528

	Principal Amount ($) or Shares	Market Value $
Ford Motor Credit Co. LLC 8.700% due 10/01/14	400	458
7.000% due 04/15/15	200	223
Freeport-McMoRan Copper & Gold, Inc. 1.400% due 02/13/15	1,745	1,744
FUEL Trust 3.984% due 06/15/16 (Þ)	1,600	1,657
General Electric Capital Corp. Series MTNA 0.734% due 09/15/14 (Ê)	2,525	2,496
Gilead Sciences, Inc. 3.050% due 12/01/16	1,385	1,464
Goldman Sachs Group, Inc. (The) 3.300% due 05/03/15	300	300
3.700% due 08/01/15	2,035	2,068
Goodrich Corp. 6.290% due 07/01/16	1,215	1,440
Hartford Financial Services Group, Inc. 4.000% due 10/15/17	1,705	1,708
Hewlett-Packard Co. 0.772% due 05/24/13 (Ê)	2,100	2,094
2.600% due 09/15/17	1,745	1,748
HSBC USA, Inc. 2.375% due 02/13/15	970	981
Humana, Inc. 6.450% due 06/01/16	383	438
International Lease Finance Corp. 6.500% due 09/01/14 (Þ)	4,715	5,010
4.875% due 04/01/15	1,430	1,430
John Deere Capital Corp. 4.900% due 09/09/13	980	1,037
JPMorgan Chase & Co. 3.150% due 07/05/16	3,000	3,109
Series 1
7.900% due 04/29/49 (Æ)(ƒ)	275	301
JPMorgan Chase Bank NA 0.804% due 06/13/16 (Ê)	1,400	1,308
Kraft Foods, Inc. 2.625% due 05/08/13	2,700	2,749
4.125% due 02/09/16	880	962
Lehman Brothers Holdings Capital Trust VII 5.857% due 11/29/49 (ƒ)(Ø)	270	—
Lowe’s Cos., Inc. 1.625% due 04/15/17	700	700
MassMutual Global Funding II 2.000% due 04/05/17 (Þ)	1,090	1,095
Medco Health Solutions, Inc. 7.250% due 08/15/13	770	834
Medtronic, Inc. 3.000% due 03/15/15	1,230	1,311
Merrill Lynch & Co., Inc. 6.400% due 08/28/17	1,255	1,357
MetLife Institutional Funding II 1.368% due 04/04/14 (Ê)(Þ)	1,600	1,606
Metropolitan Life Global Funding I 3.125% due 01/11/16 (Þ)	2,345	2,463

320	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

MGM Resorts International 13.000% due 11/15/13	4,400	5,104
Morgan Stanley 6.625% due 04/01/18	1,525	1,594
Series GMTN 3.006% due 05/14/13 (Ê)	2,900	2,905
0.769% due 01/09/14 (Ê)	2,215	2,106
National Rural Utilities Cooperative Finance Corp. 1.900% due 11/01/15	1,505	1,550
NB Capital Trust IV 8.250% due 04/15/27	360	364
NII Capital Corp. 7.625% due 04/01/21	895	832
PACCAR, Inc. 6.875% due 02/15/14	700	776
PC Financial Partnership 5.000% due 11/15/14	900	985
Philip Morris International, Inc. 5.650% due 05/16/18	1,175	1,406
Phillips 66 2.950% due 05/01/17 (Þ)	1,065	1,093
Pricoa Global Funding I 0.673% due 09/27/13 (Ê)(Þ)	200	198
Quebecor World Capital Corp. 6.125% due 11/15/13 (Ø)	70	—
4.875% due 01/02/49 (Ø)	205	—
QVC, Inc. 7.500% due 10/01/19 (Þ)	1,020	1,122
Qwest Corp. 3.724% due 06/15/13 (Ê)	200	203
Regions Financial Corp. 7.750% due 11/10/14	100	110
Rockies Express Pipeline LLC 6.850% due 07/15/18 (Þ)	240	235
SLM Corp. 6.250% due 01/25/16	2,700	2,781
Series BEd 5.175% due 06/15/13 (Ê)	250	250
Southern Copper Corp. 6.375% due 07/27/15	300	339
SSIF Nevada, LP 1.167% due 04/14/14 (Ê)(Þ)	3,700	3,672
Staples, Inc. 9.750% due 01/15/14	1,530	1,734
TD Ameritrade Holding Corp. 4.150% due 12/01/14	1,690	1,805
Textron, Inc. 6.200% due 03/15/15	730	801
Union Pacific Corp. 5.375% due 05/01/14	1,000	1,088
Verizon Communications, Inc. 3.000% due 04/01/16	1,355	1,445
Series FRN
1.083% due 03/28/14 (Ê)	1,300	1,313
Wachovia Corp. 5.500% due 05/01/13	1,935	2,025

	Principal Amount ($) or Shares	Market Value $
Watson Pharmaceuticals, Inc. 5.000% due 08/15/14	525	562
Wells Fargo & Co. 2.625% due 12/15/16	1,330	1,375
Williams Partners, LP/Williams Partners Finance Corp. 7.250% due 02/01/17	1,365	1,655
WM Wrigley Jr Co. 3.050% due 06/28/13 (Þ)	400	406
Yum! Brands, Inc. 4.250% due 09/15/15	1,570	1,707
ZFS Finance USA Trust II 6.450% due 12/15/65 (Þ)	1,630	1,597

		131,990

International Debt - 12.6%
Abu Dhabi National Energy Co. 4.125% due 03/13/17 (Þ)	920	945
AK Transneft OJSC Via TransCapitalInvest, Ltd. 7.700% due 08/07/13 (Þ)	1,100	1,175
American International Group, Inc. 0.921% due 07/19/13 (Ê)	2,900	3,762
Series MPLE 4.900% due 06/02/14	3,000	3,098
ANZ National International, Ltd. 6.200% due 07/19/13 (Þ)	200	211
ArcelorMittal 4.500% due 02/25/17	1,155	1,163
6.250% due 02/25/22	420	428
Babson CLO, Ltd. Series 2004-2A Class A2A 0.823% due 11/15/16 (Ê)(Þ)	508	504
Banco Bradesco SA 2.598% due 05/16/14 (Ê)(Þ)	2,100	2,105
Banco do Brasil SA 4.500% due 01/22/15 (Þ)	300	313
Banco do Nordeste do Brasil SA 3.625% due 11/09/15 (Þ)	600	605
Banco Mercantil del Norte SA 4.375% due 07/19/15 (Þ)	500	517
Banco Santander Chile 3.750% due 09/22/15 (Þ)	1,000	1,022
Bank of Ceylon 6.875% due 05/03/17 (Å)	600	606
Bank of Montreal 2.500% due 01/11/17	1,120	1,150
Bank of Nova Scotia 2.550% due 01/12/17	590	613
Bank of Tokyo-Mitsubishi UFJ, Ltd. 3.850% due 01/22/15 (Þ)	600	637
Banque PSA Finance SA Series 144a 2.368% due 04/04/14 (Ê)(Þ)	800	773
BNP Paribas SA Series BKNT 1.369% due 01/10/14 (Ê)	1,300	1,271

Russell Short Duration Bond Fund	321

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

BPCE SA 2.375% due 10/04/13 (Þ)	100	98
Braskem Finance, Ltd. 5.750% due 04/15/21 (Þ)	300	312
Central American Bank for Economic Integration 5.375% due 09/24/14 (Þ)	700	749
Commonwealth Bank of Australia 0.889% due 07/12/13 (Ê)(Þ)	4,600	4,621
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect 3.375% due 01/19/17	815	841
Corp. Andina de Fomento 8.125% due 06/04/19	710	888
Credit Agricole Home Loan SFH 1.216% due 07/21/14 (Ê)(Þ)	1,800	1,765
Credit Agricole SA 1.916% due 01/21/14 (Ê)(Þ)	1,600	1,565
DanFin Funding, Ltd. 1.167% due 07/16/13 (Ê)(Þ)	3,000	3,012
Deutsche Telekom International Finance BV 5.250% due 07/22/13	2,000	2,100
Dexia Credit Local SA 0.946% due 04/29/14 (Ê)(Þ)	1,400	1,308
Digicel Group, Ltd. 8.875% due 01/15/15 (Þ)	190	191
9.125% due 01/15/15 (Þ)	1,280	1,288
Series REGS 8.875% due 01/15/15	335	337
Dryden Leveraged Loan CDO 2002-II Series 2005-8A Class A 0.743% due 05/22/17 (Ê)(Þ)	854	831
Eksportfinans ASA 2.375% due 05/25/16	1,740	1,552
Export-Import Bank of Korea 2.274% due 03/21/15 (Ê)(Å)	1,600	1,593
FIH Erhvervsbank A/S 0.844% due 06/13/13 (Ê)	4,900	4,900
Gazprom OAO Via Gaz Capital SA 7.510% due 07/31/13 (Þ)	600	638
Goldman Sachs Group, Inc. (The) 6.125% due 02/14/17	100	170
Gulf Stream Compass CLO, Ltd. Series 2006-2A Class A2 0.726% due 01/24/20 (Ê)(Å)	3,959	3,857
Hutchison Whampoa International 09/19, Ltd. 5.750% due 09/11/19 (Þ)	685	773
Hutchison Whampoa International 11, Ltd. 3.500% due 01/13/17 (Þ)	1,500	1,545
Hydro Quebec 2.000% due 06/30/16	3,900	4,028
Industrial Bank of Korea 3.750% due 09/29/16 (Þ)	1,900	1,952
ING Bank NV 3.900% due 03/19/14 (Þ)	300	316
1.875% due 06/09/14 (Ê)(Þ)	400	396

	Principal Amount ($) or Shares	Market Value $
Intesa Sanpaolo SpA 2.892% due 02/24/14 (Ê)(Þ)	700	681
Korea Development Bank (The) 8.000% due 01/23/14	600	658
3.250% due 03/09/16	1,800	1,827
3.500% due 08/22/17	1,100	1,122
Korea Housing Finance Corp. 4.125% due 12/15/15 (Þ)	700	738
Lloyds Banking Group PLC 5.920% due 12/31/49 (ƒ)(Þ)	1,150	707
6.657% due 12/31/49 (ƒ)(Þ)	1,065	714
Lloyds TSB Bank PLC 2.816% due 01/24/14 (Ê)	1,900	1,886
4.200% due 03/28/17	840	852
Lukoil International Finance BV 6.125% due 11/09/20 (Þ)	700	743
Montpelier Re Holdings, Ltd. 6.125% due 08/15/13	585	607
Morgan Stanley Series GMTN 1.177% due 01/16/17 (Ê)	200	224
National Australia Bank, Ltd. 1.189% due 04/11/14 (Ê)(Þ)	2,800	2,803
Nordea Eiendomskreditt AS 0.889% due 04/07/14 (Ê)(Þ)	1,300	1,298
Norske Skogindustrier ASA 6.125% due 10/15/15 (Þ)	535	377
Oi SA 5.750% due 02/10/22 (Þ)	995	1,020
Pernod-Ricard SA 2.950% due 01/15/17 (Þ)	2,070	2,106
Petrobras International Finance Co. - Pifco 3.500% due 02/06/17	2,300	2,364
Petroleum Co. of Trinidad & Tobago, Ltd. 6.000% due 05/08/22 (Þ)	2,625	2,737
Province of Ontario Canada 1.600% due 09/21/16	14,500	14,672
Qatar Government International Bond 3.125% due 01/20/17 (Þ)	2,375	2,449
Qatari Diar Finance QSC 3.500% due 07/21/15 (Þ)	1,400	1,459
Qtel International Finance, Ltd. 3.375% due 10/14/16 (Þ)	2,800	2,849
RCI Banque SA Series 144a 2.339% due 04/11/14 (Ê)(Þ)	1,800	1,744
Russian Foreign Bond - Eurobond 3.250% due 04/04/17 (Þ)	1,000	1,014
SABMiller PLC 5.500% due 08/15/13 (Þ)	1,145	1,207
SLM Corp. 1.206% due 06/17/13 (Ê)	100	128
SLM Student Loan Trust Series 2004-5X Class A5 0.981% due 10/25/23 (Ê)	1,800	2,159
SMART Trust Series 2011-2USA Class A4A 2.310% due 04/14/17 (Þ)	1,825	1,851

322	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2011-4USA Class A3A 1.810% due 11/14/15 (Þ)	3,000	3,022
Series 2012-1USA Class A4A 2.010% due 12/14/17 (Þ)	3,650	3,645
Societe Financement de l’Economie Francaise
3.375% due 05/05/14 (Þ)	1,300	1,353
Tayarra, Ltd.
3.628% due 02/15/22	861	927
Telefonos de Mexico SAB de CV
5.500% due 01/27/15	845	926
5.500% due 11/15/19	1,725	1,987
Transocean, Inc. 5.050% due 12/15/16	825	896
Turkiye Vakiflar Bankasi Tao 5.750% due 04/24/17 (Å)	2,100	2,096
Tyco International Finance SA 4.125% due 10/15/14	1,290	1,382
Vedanta Resources PLC 6.750% due 06/07/16 (Þ)	535	510
VimpelCom Holdings BV 7.504% due 03/01/22 (Þ)	1,200	1,164
Volvo Treasury AB 5.950% due 04/01/15 (Þ)	1,135	1,248
Waha Aerospace BV 3.925% due 07/28/20 (Þ)	1,530	1,584
Westpac Banking Corp. 1.200% due 03/31/14 (Ê)(Þ)	1,400	1,403
Willis Group Holdings PLC 4.125% due 03/15/16	535	560
XL Group PLC 5.250% due 09/15/14	1,101	1,167

		139,390

Loan Agreements - 0.0%
Newsday LLC Term Loan B 10.500% due 08/01/13	275	282

Mortgage-Backed Securities - 49.1%
American Home Mortgage Investment Trust Series 2004-3 Class 5A 2.563% due 10/25/34 (Ê)	631	582
Series 2004-4 Class 4A 2.239% due 02/25/45 (Ê)	229	186
Asset Securitization Corp. Series 1997-D5 Class A3 7.203% due 02/14/43	107	108
Series 1997-D5 Class A5 7.273% due 02/14/43	535	538
Banc of America Funding Corp. Series 2005-D Class A1 2.653% due 05/25/35 (Ê)	3,376	3,364
Series 2006-A Class 1A1 2.653% due 02/20/36 (Ê)	852	775
Series 2006-F Class 1A2 2.668% due 07/20/36 (Ê)	72	17
Series 2006-I Class 5A1 5.960% due 10/20/46 (Ê)	443	360

	Principal Amount ($) or Shares	Market Value $
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2002-2 Class F 5.487% due 07/11/43	1,505	1,518
Series 2002-PB2 Class A4 6.186% due 06/11/35	15	15
Series 2002-PB2 Class C 6.349% due 06/11/35	155	155
Series 2003-1 Class D 4.903% due 09/11/36 (Þ)	460	464
Series 2003-1 Class SBB 5.860% due 03/11/32 (Þ)	878	907
Series 2003-1 Class SBC 5.790% due 03/11/32 (Þ)	971	1,004
Series 2003-1 Class SBE 6.770% due 03/11/32 (Þ)	1,102	1,151
Series 2004-1 Class A4 4.760% due 11/10/39	300	315
Series 2005-1 Class A3 4.877% due 11/10/42	281	280
Series 2005-1 Class A4 5.241% due 11/10/42	1,815	1,865
Series 2005-3 Class A2 4.501% due 07/10/43	221	221
Series 2005-6 Class A3 5.366% due 09/10/47	880	882
Series 2006-1 Class A2 5.334% due 09/10/45	585	590
Series 2007-1 Class A2 5.381% due 01/15/49	57	57
Series 2007-2 Class AAB 5.768% due 04/10/49	460	490
Series 2007-3 Class A3 5.837% due 06/10/49	3,952	4,017
Banc of America Mortgage Securities, Inc. Series 2004-2 Class 5A1 6.500% due 10/25/31	39	40
Series 2004-G Class 2A7 2.831% due 08/25/34 (Ê)	1,591	1,422
Series 2004-I Class 2A2 2.746% due 10/25/34 (Ê)	1,625	1,521
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-1 Class 5A1 5.577% due 04/25/33 (Ê)	125	122
Series 2003-8 Class 2A1 2.921% due 01/25/34 (Ê)	118	115
Series 2005-6 Class 1A1 2.739% due 08/25/35 (Ê)	160	107
Bear Stearns Alt-A Trust Series 2005-4 Class 23A1 2.817% due 05/25/35 (Ê)	575	453
Series 2005-7 Class 22A1 2.824% due 09/25/35 (Ê)	36	24
Bear Stearns Commercial Mortgage Securities Series 1999-CLF1 Class A4 7.000% due 05/20/30	651	723

Russell Short Duration Bond Fund	323

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2001-TOP2 Class D 6.940% due 02/15/35 (Þ)	435	430
Series 2003-T12 Class A3 4.240% due 08/13/39	4	4
Series 2003-T12 Class B 4.854% due 08/13/39	465	476
Series 2003-T12 Class C 4.974% due 08/13/39	945	938
Series 2005-PWR7 Class A3 5.116% due 02/11/41	330	359
Series 2005-PWR8 Class A3
4.550% due 06/11/41	124	124
Series 2005-T20 Class A2
5.127% due 10/12/42	637	637
Series 2007-T26 Class A4
5.471% due 01/12/45	100	114
Bear Stearns Structured Products, Inc.
Series 2007-R6 Class 1A1
2.763% due 01/26/36 (Ê)	176	105
Series 2007-R6 Class 2A1
2.836% due 12/26/46 (Ê)	1,459	819
Chase Commercial Mortgage Securities Corp.
Series 1997-1 Class F
7.370% due 06/19/29 (Þ)	74	74
Series 1998-1 Class F
6.560% due 05/18/30 (Þ)	2,310	2,361
Citigroup Mortgage Loan Trust, Inc.
Series 2007-10 Class 2A3A
5.949% due 09/25/37 (Ê)	126	83
Commercial Mortgage Acceptance Corp.
Series 1998-C2 Class F
5.440% due 09/15/30 (Þ)	641	663
Commercial Mortgage Asset Trust
Series 1999-C1 Class D
7.350% due 01/17/32	650	693
Series 1999-C2 Class E
7.640% due 11/17/32	50	53
Commercial Mortgage Pass Through Certificates
Series 2003-LB1A Class A2
4.084% due 06/10/38	1,520	1,554
Series 2006-C7 Class A2
5.690% due 06/10/46	2	2
Series 2006-C8 Class A4
5.306% due 12/10/46	400	449
Series 2011-THL Class A
3.376% due 06/09/28 (Þ)	930	950
Countrywide Alternative Loan Trust
Series 2003-J2 Class A1
6.000% due 10/25/33	90	89
Series 2005-48T1 Class A6
5.500% due 11/25/35	2,692	2,000
Series 2006-36T2 Class 1A9
1.139% due 12/25/36 (Ê)	647	342
Countrywide Home Loan Mortgage Pass Through Trust
Series 2004-22 Class A3
2.620% due 11/25/34 (Ê)	152	125

	Principal Amount ($) or Shares	Market Value $
Series 2004-HYB9 Class 1A1
2.661% due 02/20/35 (Ê)	267	218
Series 2005-HYB9 Class 5A1
2.610% due 02/20/36 (Ê)	622	395
Series 2005-R2 Class 2A4
8.500% due 06/25/35 (Þ)	152	157
Series 2006-1 Class A2
6.000% due 03/25/36	726	597
Series 2007-1 Class A1
6.000% due 03/25/37	2,676	2,186
Series 2007-2 Class A2
6.000% due 03/25/37	5,297	4,345
Series 2007-9 Class A11
5.750% due 07/25/37	1,300	1,132
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-CKN2 Class C1
6.376% due 04/15/37	1,155	1,166
Series 2002-CKS4 Class B
5.333% due 11/15/36	1,400	1,409
Series 2002-CP3 Class A3
5.603% due 07/15/35	40	40
Series 2002-CP3 Class C
5.510% due 07/15/35	1,655	1,652
Series 2003-C3 Class C
4.082% due 05/15/38	1,200	1,216
Series 2003-C5 Class D
5.116% due 12/15/36	845	854
Series 2005-C1 Class AAB
4.815% due 02/15/38	356	363
Series 2005-C2 Class A3
4.691% due 04/15/37	1,484	1,540
Series 2005-C3 Class A2
4.512% due 07/15/37	18	18
Series 2005-C4 Class A3
5.120% due 08/15/38	494	494
Credit Suisse Mortgage Capital Certificates
Series 2006-C2 Class A3
5.851% due 03/15/39	100	110
Series 2010-19R Class 3A1
1.244% due 10/27/37 (Ê)(Þ)	634	632
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
Series 2003-4XS Class A6A
4.820% due 10/25/33	298	292
Deutsche Mortgage Securities, Inc.
Series 2005-WF1 Class 1A3
5.248% due 06/26/35 (Ê)(Þ)	500	484
DLJ Commercial Mortgage Corp.
Series 2000-CKP1 Class B1
7.950% due 11/10/33	75	76
Fannie Mae
5.000% due 2013	35	37
6.000% due 2013	16	18
4.000% due 2014	259	274
6.000% due 2014	78	83
5.500% due 2017	187	205

324	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

6.000% due 2017	40	43
7.000% due 2017	46	50
4.000% due 2018	1,183	1,268
4.500% due 2019	371	399
4.500% due 2020	111	120
7.000% due 2022	667	702
4.500% due 2023	2,383	2,562
4.000% due 2024	68	73
4.500% due 2024	8,129	8,734
4.000% due 2025	1,133	1,206
4.500% due 2025	1,375	1,502
4.000% due 2026	1,659	1,769
5.000% due 2028	256	278
2.691% due 2033 (Ê)	47	50
5.000% due 2033	3,009	3,273
5.000% due 2034	723	786
2.241% due 2035 (Ê)	1,389	1,468
2.496% due 2035 (Ê)	130	138
2.603% due 2035 (Ê)	8,460	9,032
5.000% due 2035	4,060	4,416
5.500% due 2035	288	316
5.000% due 2036	102	110
5.500% due 2036	418	458
6.000% due 2036	1,750	1,940
5.000% due 2037	2,775	3,018
5.500% due 2037	840	919
5.500% due 2038	2,681	2,937
6.000% due 2038	1,122	1,246
4.500% due 2039	208	223
5.000% due 2039	633	689
6.000% due 2039	142	159
4.500% due 2040	3,537	3,790
5.000% due 2040	3,750	4,093
5.500% due 2040	770	843
1.419% due 2041 (Ê)	404	413
4.500% due 2041	4,722	5,070
5.000% due 2041	388	424
5.500% due 2041	366	402
1.369% due 2042 (Ê)	133	134
15 Year TBA(Ï)
2.500%	4,270	4,370
3.000%	57,700	60,206
3.500%	10,450	11,025
4.500%	1,000	1,074
30 Year TBA(Ï)
3.500%	5,215	5,415
4.000%	16,000	16,922
4.500%	110,000	119,242
5.500%	46,000	50,277
6.000%	6,000	6,633
Fannie Mae Grantor Trust
Series 2001-T3 Class A1
7.500% due 11/25/40	311	357
Series 2001-T4 Class A1
7.500% due 07/25/41	841	983
Series 2001-T8 Class A2
9.500% due 07/25/41	24	29

	Principal Amount ($) or Shares	Market Value $
Series 2001-T10 Class A1
7.000% due 12/25/41	65	75
Series 2001-T10 Class A2
7.500% due 12/25/41	1,240	1,439
Series 2002-T4 Class A3
7.500% due 12/25/41	11	12
Series 2002-T19 Class A1
6.500% due 07/25/42	548	635
Series 2004-T1 Class 1A2
6.500% due 01/25/44	1,042	1,169
Series 2004-T2 Class 1A3
7.000% due 11/25/43	892	1,043
Fannie Mae REMICS
Series 2002-57 Class PG
5.500% due 09/25/17	684	738
Series 2003-63 Class GU
4.000% due 07/25/33	9	10
Series 2004-70 Class EB
5.000% due 10/25/24	335	368
Series 2007-30 Class AF
0.549% due 04/25/37 (Ê)	284	283
Series 2007-63 Class FC
0.589% due 07/25/37 (Ê)	1,135	1,133
Series 2007-73 Class A1
0.299% due 07/25/37 (Ê)	129	123
Series 2009-96 Class DB
4.000% due 11/25/29	265	288
Series 2010-15 Class FD
0.979% due 03/25/40 (Ê)	1,992	2,005
Series 2010-85 Class NJ
4.500% due 08/25/40	991	1,069
Series 2011-53 Class FY
0.789% due 06/25/41 (Ê)	4,185	4,189
Fannie Mae Whole Loan
Series 2002-W3 Class A4
6.500% due 11/25/41	380	446
Series 2003-W2 Class 1A1
6.500% due 07/25/42	197	228
Series 2004-W2 Class 2A2
7.000% due 02/25/44	884	1,014
Series 2004-W9 Class 2A1
6.500% due 02/25/44	38	44
Series 2004-W11 Class 1A2
6.500% due 05/25/44	306	348
Series 2005-W1 Class 1A2
6.500% due 10/25/44	109	128
FDIC Structured Sale Guaranteed Notes
Series 2010-C1 Class A
2.980% due 12/06/20 (Þ)	1,425	1,481
Series 2010-L2A Class A
3.000% due 09/30/19 (Þ)	1,116	1,122
Series 2010-S1 Class 1A
0.791% due 02/25/48 (Å)(Ê)	531	532
FDIC Trust
Series 2010-R1 Class A
2.184% due 05/25/50 (Þ)	1,308	1,306
Series 2011-R1 Class A
2.672% due 07/25/26 (Þ)	1,909	1,961

Russell Short Duration Bond Fund	325

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
Series 2009-K003 Class A3
4.324% due 12/25/15	875	961
Series 2011-K014 Class X1
Interest Only STRIP
1.451% due 04/25/21	5,320	465
Series 2011-K015 Class X1
Interest Only STRIP
1.847% due 07/25/21	2,979	350
Series 2011-K702 Class X1
Interest Only STRIP
1.729% due 02/25/18	19,465	1,477
Series 2011-K703 Class A1
1.873% due 01/25/18	7,569	7,745
Series 2012-K501 Class X1A
Interest Only STRIP
1.758% due 08/25/16	11,745	678
Series 2012-K706 Class X1
Interest Only STRIP
1.734% due 10/25/18	11,546	1,010
Federal Home Loan Mortgage Corp. Structured Pass Through Securities
Series 2002-51 Class 1A
6.500% due 09/25/43	188	213
Series 2003-54 Class 2A
6.500% due 02/25/43	155	174
Series 2003-58 Class 2A
6.500% due 09/25/43	48	56
Series 2005-63 Class 1A1
1.369% due 02/25/45 (Ê)	394	378
First Horizon Asset Securities, Inc.
Series 2005-AR4 Class 2A1
2.621% due 10/25/35 (Ê)	1,338	1,066
First Union-Lehman Brothers-Bank of America
Series 1998-C2 Class D
6.778% due 11/18/35	1,441	1,473
Fontainebleau Miami Beach Trust
2.887% due 05/05/27	675	681
Freddie Mac
6.000% due 2013	8	9
5.500% due 2014	4	5
6.000% due 2014	13	14
6.000% due 2016	83	90
6.000% due 2018	88	95
5.500% due 2019	1,614	1,759
5.500% due 2022	1,039	1,128
5.500% due 2029	297	326
6.000% due 2029	30	33
6.000% due 2031	76	85
6.000% due 2033	162	181
2.489% due 2035 (Ê)	252	267
2.521% due 2035 (Ê)	170	181
5.500% due 2038	704	768
5.500% due 2039	557	607

	Principal Amount ($) or Shares	Market Value $
30 Year TBA(Ï)
4.500%	2,000	2,129
Freddie Mac REMICS
Series 2003-2559 Class PB
5.500% due 08/15/30	2	2
Series 2003-2632 Class AB
4.500% due 06/15/18	1,205	1,345
Series 2003-2657 Class WT
4.500% due 08/15/18	810	864
Series 2006-3149 Class LF
0.540% due 05/15/36 (Ê)	333	332
Series 2006-3173 Class PE
6.000% due 04/15/35	265	289
Series 2006-R006 Class ZA
6.000% due 04/15/36	2,091	2,449
Series 2006-R007 Class ZA
6.000% due 05/15/36	1,696	2,011
Series 2007-3335 Class BF
0.390% due 07/15/19 (Ê)	109	109
Series 2007-3335 Class FT
0.390% due 08/15/19 (Ê)	293	293
Series 2008-3414 Class JB
4.500% due 02/15/23	360	403
Series 2010-3640 Class JA
1.500% due 03/15/15	1,204	1,209
Series 2010-3704 Class DC
4.000% due 11/15/36	474	515
Series 2011-3898 Class AF
0.810% due 06/15/41 (Ê)	5,139	5,145
FREMF Mortgage Trust
Series 2011-K702 Class B
4.936% due 04/25/44 (Þ)	500	511
GE Capital Commercial Mortgage Corp.
Series 2003-C1 Class A4
4.819% due 01/10/38	1,021	1,040
Series 2003-C2 Class F
5.688% due 07/10/37 (Þ)	135	136
Series 2005-C3 Class A4
5.046% due 07/10/45	1,451	1,451
Ginnie Mae I
9.500% due 2017	—	—
Ginnie Mae II
1.625% due 2027 (Ê)	36	37
2.000% due 2032 (Ê)	51	53
4.502% due 2061	763	847
4.700% due 2061	1,874	2,120
GMAC Commercial Mortgage Securities, Inc.
Series 2001-C1 Class D
7.034% due 04/15/34	74	74
Series 2001-C2 Class C
6.870% due 04/15/34	285	285
Series 2002-C3 Class B
5.101% due 07/10/39	1,485	1,503
Series 2004-C3 Class A4
4.547% due 12/10/41	625	627

326	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Government National Mortgage Association
Series 2006-67 Class A
3.947% due 11/16/30	251	256
Series 2007-4 Class A
4.206% due 06/16/29	162	164
Series 2010-14 Class A
4.500% due 06/16/39	420	464
Series 2011-127 Class IO
Interest Only STRIP
1.560% due 03/16/47	8,919	697
Series 2011-H21 Class HI
Interest Only STRIP
1.795% due 11/20/61	10,101	820
Greenpoint Mortgage Funding Trust
Series 2006-AR8 Class 1A1A
0.319% due 01/25/47 (Ê)	19	19
Greenpoint Mortgage Pass-Through Certificates
Series 2003-1 Class A1
3.130% due 10/25/33 (Ê)	176	154
Greenwich Capital Commercial Funding Corp.
Series 2002-C1 Class B
5.104% due 01/11/35	480	487
Series 2005-GG3 Class A2
4.305% due 08/10/42	103	103
Series 2007-GG9 Class A2
5.381% due 03/10/39	511	517
Series 2007-GG9 Class A4
5.444% due 03/10/39	100	111
GS Mortgage Securities Corp. II
Series 2004-GG2 Class A4
4.964% due 08/10/38	2,448	2,478
Series 2006-GG8 Class A2
5.479% due 11/10/39	226	228
Series 2011-ALF Class A
2.716% due 02/10/21 (Þ)	1,075	1,093
GSMPS Mortgage Loan Trust
Series 1998-1 Class A
8.000% due 09/19/27 (Þ)	61	63
Series 1998-2 Class A
7.750% due 05/19/27 (Þ)	285	297
Series 1998-3 Class A
7.750% due 09/19/27 (Þ)	14	15
Series 1999-3 Class A
8.000% due 08/19/29 (Þ)	23	23
Series 2005-RP1 Class 1A4
8.500% due 01/25/35 (Þ)	240	251
Series 2006-RP1 Class 1A2
7.500% due 01/25/36 (Þ)	457	457
Series 2006-RP1 Class 1A3
8.000% due 01/25/36 (Þ)	123	125
GSR Mortgage Loan Trust
Series 2004-7 Class 1A1
2.452% due 06/25/34 (Ê)	235	209
Series 2005-AR6 Class 2A1
2.653% due 09/25/35 (Ê)	355	344

	Principal Amount ($) or Shares	Market Value $
Series 2006-2F Class 3A3
6.000% due 02/25/36	2,625	2,052
Series 2006-3F Class 2A3
5.750% due 03/25/36	580	503
Series 2006-8F Class 4A17
6.000% due 09/25/36	1,167	985
Series 2007-AR1 Class 1A1
2.801% due 03/25/37 (Ê)	3,563	2,224
Harborview Mortgage Loan Trust
Series 2005-4 Class 3A1
2.838% due 07/19/35 (Ê)	856	615
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2001-CIB2 Class C
6.739% due 04/15/35	1,689	1,693
Series 2001-CIB2 Class D
6.847% due 04/15/35	103	105
Series 2002-C2 Class B
5.211% due 12/12/34	761	768
Series 2002-C3 Class B
5.146% due 07/12/35	465	467
Series 2002-CIB4 Class A3
6.162% due 05/12/34	13	13
Series 2003-C1 Class A2
4.985% due 01/12/37	480	489
Series 2003-C1 Class B
5.095% due 01/12/37	175	177
Series 2005-CB13 Class A4
5.461% due 01/12/43	2,070	2,265
Series 2007-LD12 Class A4
5.882% due 02/15/51	100	112
Series 2010-CNTR Class A2
4.311% due 08/05/32 (Þ)	595	634
JPMorgan Mortgage Trust
Series 2004-A2 Class 1A1
3.059% due 05/25/34 (Ê)	299	292
Series 2005-A1 Class 6T1
5.003% due 02/25/35 (Ê)	17	17
Series 2005-A4 Class 1A1
5.315% due 07/25/35 (Ê)	148	148
Series 2006-A6 Class 1A2
2.772% due 10/25/36 (Ê)	35	28
LB Commercial Conduit Mortgage Trust
Series 1998-C1 Class E
7.000% due 02/18/30	619	630
LB-UBS Commercial Mortgage Trust
Series 2003-C5 Class C
4.762% due 04/15/37	455	470
Series 2003-C8 Class D
5.237% due 09/15/37	470	481
Series 2004-C2 Class A3
3.973% due 03/15/29	114	116
Series 2004-C7 Class A1A
4.475% due 10/15/29	1,323	1,376
Series 2004-C7 Class A5
4.628% due 10/15/29	217	222
Series 2005-C1 Class A3
4.545% due 02/15/30	63	63

Russell Short Duration Bond Fund	327

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Mastr Adjustable Rate Mortgages Trust
Series 2005-1 Class B1
3.333% due 03/25/35 (Ê)	318	22
Series 2005-6 Class 7A1
5.323% due 06/25/35 (Ê)	46	46
Mastr Reperforming Loan Trust
Series 2005-1 Class 1A3
7.000% due 08/25/34 (Þ)	593	606
Series 2005-2 Class 1A4
8.000% due 05/25/35 (Þ)	406	400
Mellon Residential Funding Corp.
Series 2000-TBC2 Class A1
0.720% due 06/15/30 (Ê)	379	362
Merrill Lynch Mortgage Investors, Inc.
Series 1998-C1 Class A3
6.720% due 11/15/26	2,184	2,414
Series 1998-C3 Class E
7.008% due 12/15/30	3,650	3,833
Series 2005-A10 Class A
0.449% due 02/25/36 (Ê)	50	36
Merrill Lynch Mortgage Trust Series 2003-KEY1 Class A4 5.236% due 11/12/35	3,000	3,156
Series 2005-CIP1 Class A2 4.960% due 07/12/38	155	158
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-6 Class A4 5.485% due 03/12/51	200	216
MLCC Mortgage Investors, Inc. Series 2005-3 Class 5A 0.489% due 11/25/35 (Ê)	95	75
Morgan Stanley Capital I Series 1998-HF2 Class G 6.010% due 11/15/30 (Þ)	77	77
Morgan Stanley Dean Witter Capital I Series 2001-TOP1 Class E 7.607% due 02/15/33 (Þ)	55	54
Series 2001-TOP3 Class C 6.790% due 07/15/33	745	772
Series 2002-IQ2 Class B 5.930% due 12/15/35	73	73
Series 2002-TOP7 Class B 6.080% due 01/15/39	864	866
NCUA Guaranteed Notes Series 2010-R1 Class 2A 1.840% due 10/07/20	2,664	2,698
Series 2010-R3 Class 3A 2.400% due 12/08/20	863	884
Nomura Asset Acceptance Corp. Series 2004-AR4 Class 1A1 2.496% due 12/25/34 (Ê)	733	709
Series 2005-WF1 Class 2A2 4.786% due 03/25/35	229	220
Nomura Asset Securities Corp. Series 1998-D6 Class A2 7.319% due 03/15/30	633	653

	Principal Amount ($) or Shares	Market Value $
Prime Mortgage Trust Series 2004-CL1 Class 1A2 0.639% due 02/25/34 (Ê)	56	50
Series 2004-CL1 Class 2A2 0.639% due 02/25/19 (Ê)	4	4
Prudential Commercial Mortgage Trust Series 2003-PWR1 Class A2 4.493% due 02/11/36	350	357
Series 2003-PWR1 Class C 4.706% due 02/11/36	500	493
Series 2003-PWR1 Class E 5.259% due 02/11/36 (Þ)	180	174
Residential Accredit Loans, Inc. Series 2005-QS14 Class 2A1 6.000% due 09/25/35	274	185
Residential Asset Securitization Trust Series 2005-A10 Class A3 5.500% due 09/25/35	612	520
Series 2006-A9CB Class A6 6.000% due 09/25/36	665	365
Residential Funding Mortgage Securities I Series 2006-S10 Class 1A7 6.000% due 10/25/36	615	512
RREF 2012 LT1 LLC Series 2012-LT1A Class A 4.750% due 02/15/25 (Å)	1,000	1,005
Salomon Brothers Mortgage Securities VII, Inc. Series 2002-KEY2 Class C 5.045% due 03/18/36	150	150
Series 2003-UP2 Class A1 4.000% due 12/25/18	147	154
Structured Adjustable Rate Mortgage Loan Trust Series 2005-22 Class 4A2 5.156% due 12/25/35 (Ê)	6	1
Structured Asset Mortgage Investments, Inc. Series 2002-AR3 Class A1 0.900% due 09/19/32 (Ê)	20	18
Structured Asset Securities Corp. Series 2001-21A Class 1A1 2.396% due 01/25/32 (Ê)	11	8
Series 2003-34A Class 6A 2.698% due 11/25/33 (Ê)	409	384
Series 2005-6 Class B2 5.247% due 05/25/35	109	3
SunTrust Adjustable Rate Mortgage Loan Trust Series 2007-2 Class 3A3 5.501% due 04/25/37 (Ê)	5,456	4,141
Wachovia Bank Commercial Mortgage Trust Series 2003-C4 Class D 5.040% due 04/15/35	555	559
Series 2003-C5 Class B 4.107% due 06/15/35	110	112

328	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2003-C9 Class B 5.109% due 12/15/35	240	247
Series 2005-C22 Class A3 5.463% due 12/15/44	475	479
Series 2006-WL7A Class A1 0.330% due 09/15/21 (Ê)(Þ)	845	817
Series 2007-C31 Class A4 5.509% due 04/15/47	100	109
Series 2007-C33 Class A2 6.053% due 02/15/51	986	988
Washington Mutual Mortgage Pass Through Certificates Series 2002-AR6 Class A 1.558% due 06/25/42 (Ê)	57	46
Series 2002-AR9 Class 1A 1.558% due 08/25/42 (Ê)	155	126
Series 2003-AR7 Class A7 2.440% due 08/25/33 (Ê)	160	157
Series 2004-AR13 Class A2A 0.620% due 11/25/34 (Ê)	472	389
Series 2005-AR13 Class A1A1 0.529% due 10/25/45 (Ê)	752	600
Series 2006-AR8 Class 1A5 2.511% due 08/25/46 (Ê)	142	3
Series 2006-AR8 Class 2A3 5.494% due 08/25/36 (Ê)	21	2
Series 2006-AR11 Class 2A 2.706% due 09/25/46 (Ê)	410	311
Series 2007-HY3 Class 4A1 2.692% due 03/25/37 (Ê)	2,873	2,265
Wells Fargo Mortgage Backed Securities Trust Series 2004-CC Class A1 2.604% due 01/25/35 (Ê)	137	129
Series 2005-AR2 Class 2A1 2.614% due 03/25/35 (Ê)	324	300
Series 2005-AR16 Class 6A3 2.706% due 10/25/35 (Ê)	4,039	3,807
Series 2006-3 Class A1 5.500% due 03/25/36	517	513
Series 2006-6 Class 1A22 6.000% due 05/25/36 (Ê)	3,062	2,846
Series 2006-AR2 Class 2A1 2.629% due 03/25/36	558	489
Series 2006-AR2 Class 2A3 2.629% due 03/25/36 (Ê)	1,588	1,382
Series 2006-AR4 Class 1A1 5.779% due 04/25/36 (Ê)	370	312
Series 2006-AR10 Class 4A1 2.619% due 07/25/36 (Ê)	726	539
Series 2006-AR10 Class 5A6 2.702% due 07/25/36 (Ê)	142	108
Series 2006-AR17 Class A1 2.606% due 10/25/36 (Ê)	2,025	1,538
Series 2006-AR18 Class 2A2 5.374% due 11/25/36 (Ê)	160	13
Series 2007-AR8 Class A1 6.020% due 11/25/37 (Ê)	1,074	879

		543,893

	Principal Amount ($) or Shares		Market Value $
Municipal Bonds - 0.1%
New Jersey Economic Development Authority Revenue Bonds 1.474% due 06/15/13 (Ê)		1,000	1,001

Non-US Bonds - 2.3%
Arran Residential Mortgages Funding PLC Series 2011-1A Class A1B 2.241% due 11/19/47 (Ê)(Þ)	EUR	3,560	4,718
Brazil Notas do Tesouro Nacional Serie B Series NTNB 6.000% due 05/15/15	BRL	833	1,021
Brazil Notas do Tesouro Nacional Serie F Series NTNF 10.000% due 01/01/14	BRL	969	534
Bundesrepublik Deutschland Series 07 4.000% due 01/04/18	EUR	150	234
Canada Housing Trust No. 1 2.050% due 06/15/17 (Þ)	CAD	1,500	1,523
Granite Master Issuer PLC Series 2006-2 Class A6 0.798% due 12/20/54 (Ê)	GBP	1,035	1,609
Kreditanstalt fuer Wiederaufbau 4.375% due 07/04/18	EUR	700	1,076
3.875% due 01/21/19	EUR	800	1,201
Mexican Bonos Series M 6.250% due 06/16/16	MXN	11,625	928
6.500% due 06/10/21	MXN	10,000	787
Opera Finance PLC Series 2005-CSC3 Class A 1.243% due 04/25/17 (Ê)	GBP	165	246
Peruvian Government International Bond Series REGS 8.600% due 08/12/17	PEN	2,440	1,100
6.950% due 08/12/31	PEN	1,465	617
Province of Ontario Canada 3.200% due 09/08/16	CAD	200	212
4.300% due 03/08/17	CAD	3,700	4,115
4.000% due 06/02/21	CAD	2,605	2,850
3.150% due 06/02/22	CAD	2,700	2,747

			25,518

United States Government Agencies - 2.2%
Fannie Mae 5.000% due 05/11/17		500	596
Federal Home Loan Mortgage Corp. 1.375% due 02/25/14		925	943
2.000% due 08/25/16		2,175	2,279
Federal National Mortgage Association 0.375% due 03/16/15		19,500	19,436
Zero coupon due 10/09/19		1,670	1,344

			24,598

Russell Short Duration Bond Fund	329

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

United States Government Treasuries - 15.5%
United States Treasury Inflation Indexed Bonds 1.625% due 01/15/15 (Æ)	4,459	4,844
2.000% due 01/15/16 (Æ)	854	966
0.125% due 04/15/16 (Æ)	25,678	27,219
0.125% due 04/15/17 (Æ)	13,730	14,699
United States Treasury Notes 0.250% due 02/28/14	1,000	1,000
0.250% due 03/31/14	16,055	16,053
0.250% due 04/30/14	44,800	44,790
0.375% due 04/15/15	22,220	22,218
0.875% due 12/31/16	13,200	13,278
1.000% due 03/31/17	1,000	1,010
0.875% due 04/30/17	1,105	1,108
1.375% due 12/31/18	24,000	24,231
2.000% due 02/15/22	490	494

		171,910

Total Long-Term Investments (cost $1,118,293)		1,127,048

Preferred Stocks - 0.2%
Financial Services - 0.2%
DG Funding Trust (Å)	219	1,638
Wells Fargo & Co.	300	336

		1,974

Total Preferred Stocks (cost $2,483)		1,974

Short-Term Investments - 19.4%
Allstate Life Global Funding Trusts 5.375% due 04/30/13	200	210
Ally Financial, Inc. Series* 6.875% due 08/28/12	300	304
American Express Bank FSB Series BKNT 5.500% due 04/16/13	300	313
American Express Centurion Bank Series BKNT 0.390% due 06/12/12 (Ê)	1,120	1,120
AT&T, Inc. 4.950% due 01/15/13	1,500	1,546
Banco Bradesco SA 1.955% due 01/24/13 (ž)	400	403
Banco Santander Chile 2.875% due 11/13/12 (Þ)	1,200	1,201
Bank of Nova Scotia 0.589% due 10/18/12 (ž)	1,500	1,501
BNP Paribas SA Series MTN 0.869% due 04/08/13 (Ê)	1,600	1,584
Citigroup, Inc. 5.625% due 08/27/12	200	203
1.353% due 02/15/13 (Ê)	5,800	5,788
5.500% due 04/11/13	700	724

	Principal Amount ($) or Shares	Market Value $
COX Communications, Inc. 7.125% due 10/01/12	2,250	2,311
Danske Bank A/S 2.500% due 05/10/12 (Þ)	200	200
Dexia Credit Local NY 0.880% due 03/05/13 (Ê)(Þ)	2,800	2,693
Dominion Resources, Inc. Series B 6.250% due 06/30/12	350	353
DT Auto Owner Trust Series 2010-1A Class B 2.360% due 04/15/13 (Þ)	109	109
Enterprise Products Operating LLC 4.600% due 08/01/12	1,000	1,010
5.900% due 04/15/13	175	183
Fannie Mae 5.250% due 08/01/12	2,230	2,255
Federal Farm Credit Bank 0.140% due 01/28/13	14,600	14,584
Federal Home Loan Banks 0.170% due 02/08/13	800	800
0.190% due 02/12/13	3,200	3,199
0.160% due 02/13/13	900	899
0.240% due 04/26/13	15,000	14,997
0.150% due 02/06/13	1,200	1,199
Series 0002 0.200% due 03/01/13	900	900
Federal Home Loan Mortgage Corp. Structured Pass Through Securities Series 2002-50 Class A6 3.614% due 09/27/12	53	53
Ford Motor Credit Co. LLC 7.500% due 08/01/12	525	533
Freddie Mac 4.500% due 01/15/13	800	824
Freddie Mac Discount Notes Zero coupon due 04/23/13 (ž)	50,000	49,901
HSBC Finance Corp. 1.020% due 04/05/13 (Ê)	2,000	2,633
IBM International Group Capital LLC 5.050% due 10/22/12	335	343
Intesa Sanpaolo SpA NY Series YCD 2.375% due 12/21/12	2,100	2,070
Itau Unibanco SA Zero coupon due 05/09/12 (ç)(ž)	3,500	3,499
1.640% due 05/16/12 (ç)(ž)	1,600	1,599
Merrill Lynch & Co., Inc. 0.710% due 06/05/12 (Ê)	2,045	2,045
5.571% due 10/04/12	2,200	2,222
5.450% due 02/05/13	3,700	3,801
Metropolitan Life Global Funding I 5.125% due 04/10/13 (Þ)	100	104
Morgan Stanley 1.321% due 03/01/13 (Ê)	1,400	1,830
Motorola Solutions, Inc. 5.375% due 11/15/12	800	820

330	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Nationwide Building Society 2.500% due 08/17/12 (Þ)	400		402
NGPL PipeCo LLC 6.514% due 12/15/12 (Þ)	585		583
Nissan Auto Receivables Owner Trust Series 2012-A Class A1 0.359% due 03/15/13	4,299		4,304
Pacific Life Global Funding 5.150% due 04/15/13 (Þ)	900		935
Principal Life Income Funding Trusts 5.300% due 04/24/13	200		209
Railcar Leasing LLC Series 1997-1 Class A2 7.125% due 01/15/13 (Þ)	356		366
Regions Financial Corp. 0.644% due 06/26/12 (Ê)	1,100		1,099
Russell U.S. Cash Management Fund	61,047,164	(¥)	61,047
Santander Drive Auto Receivables Trust Series 2011-4 Class A1 0.419% due 10/15/12	107		107
SLM Corp. Series emtn 4.875% due 12/17/12	500		802
SMART Trust Series 2011-1USA Class A2A 1.180% due 04/14/13 (Þ)	854		854
Societe Financement de l’Economie Francaise 2.125% due 05/20/12	300		397
Springleaf Finance Corp. Series MTNI 4.875% due 07/15/12	300		298
Telefonica Emisiones SAU 2.582% due 04/26/13	755		752
TIAA Global Markets, Inc. 5.125% due 10/10/12 (Þ)	1,000		1,019
Verizon Communications, Inc. 4.350% due 02/15/13	1,955		2,013
Volkswagen International Finance NV 0.918% due 10/01/12 (Ê)(Þ)	1,700		1,702
Wachovia Corp. 4.660% due 05/25/12 (Ê)	2,700		2,814
Westpac Banking Corp. 2.250% due 11/19/12	2,000		2,019

Total Short-Term Investments (cost $214,952)			214,588

Repurchase Agreements - 3.6%
Agreement with Bank of America Securities LLC and State Street Bank (Tri-Party) of $12,500 dated April 30, 2012 at 0.210% to be repurchased at $12,500 on May 1, 2012 collateralized by: $12,692 par various United States Treasury Obligations, valued at $12,751.	12,500		12,500

	Principal Amount ($) or Shares	Market Value $
Agreement with Barclays Capital Inc. and State Street Bank (Tri-Party) of $5,000 dated April 30, 2012 at 0.210% to be repurchased at $5,000 on May 1, 2012 collateralized by: $4,658 par various United States Government Agency Obligations, valued at $5,163.	5,000	5,000
Agreement with Morgan Stanley Co. Incorporated and State Street Bank (Tri-Party) of $11,100 dated April 30, 2012 at 0.200% to be repurchased at $11,100 on May 1, 2012 collateralized by: $10,771 par various United States Treasury Obligations, valued at $11,307.	11,100	11,100
Agreement with Morgan Stanley Co. Incorporated and State Street Bank (Tri-Party) of $11,100 dated April 30, 2012 at 0.200% to be repurchased at $11,100 on May 1, 2012 collateralized by: $9,059 par various United States Treasury Obligations, valued at $11,117.	11,100	11,100

Total Repurchase Agreements (cost $39,700)		39,700

Total Investments - 124.9% (identified cost $1,375,428)		1,383,310

Other Assets and Liabilities, Net - (24.9%)		(275,947)

Net Assets - 100.0%		1,107,363

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	331

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Eurodollar Futures (CME)	9	USD	2,234	03/14	33
United States Treasury 2 Year Note Futures	308	USD	67,929	06/12	121

Short Positions
United States Treasury 5 Year Note Futures	223	USD	27,607	06/12	(87)
United States Treasury 10 Year Note Futures	188	USD	24,869	06/12	(182)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(115)

See accompanying notes which are an integral part of the financial statements.

332	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except contract amounts)

Options Written	Call/Put	Number of Contracts	Strike Price	Notional Amount	Expiration Date	Market Value $

Swaptions
(Fund Receives/Fund Pays)
USD 0.9200%/USD Three Month LIBOR	Put	2	0.00	7,800	11/14/12	(7)
USD 1.550%/USD Three Month LIBOR	Put	1	0.00	1,400	08/13/12	(3)
USD 1.700%/USD Three Month LIBOR	Put	1	0.00	1,400	08/13/12	(2)
USD 2.000%/USD Three Month LIBOR	Put	1	0.00	1,800	03/18/13	(10)
USD 2.250%/USD Three Month LIBOR	Put	3	0.00	26,600	09/24/12	—
USD 2.750%/USD Three Month LIBOR	Put	2	0.00	14,800	06/18/12	—
USD 3.000%/USD Three Month LIBOR	Put	6	0.00	30,000	06/18/12	—
USD 3.250%/USD Three Month LIBOR	Put	2	0.00	5,200	07/16/12	—

Total Liability for Options Written (premiums received $842)						(22)

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	333

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	397	EUR	300	05/03/12	—
Bank of America	MXN	162	USD	12	05/22/12	—
Bank of Nova Scotia	USD	524	EUR	400	06/14/12	5
Bank of Nova Scotia	USD	1,048	EUR	800	06/14/12	11
Barclays Bank PLC	USD	100	BRL	185	06/04/12	(4)
Barclays Bank PLC	USD	100	BRL	185	06/04/12	(4)
Barclays Bank PLC	USD	5,348	CAD	5,310	06/21/12	21
Barclays Bank PLC	USD	368	EUR	280	06/14/12	3
Barclays Bank PLC	USD	933	EUR	700	06/14/12	(6)
Barclays Bank PLC	USD	394	EUR	300	07/16/12	4
Barclays Bank PLC	USD	788	EUR	600	07/16/12	7
Barclays Bank PLC	USD	2,917	GBP	1,820	05/02/12	37
Barclays Bank PLC	USD	154	MXN	1,992	06/15/12	(1)
Barclays Bank PLC	USD	5	SGD	6	05/15/12	—
Barclays Bank PLC	USD	104	SGD	131	05/15/12	2
Barclays Bank PLC	EUR	340	USD	450	06/04/12	(1)
Barclays Bank PLC	EUR	32	USD	42	06/14/12	—
Barclays Bank PLC	EUR	5,574	USD	7,295	07/16/12	(86)
Barclays Bank PLC	GBP	1,820	USD	2,917	06/01/12	(37)
Citibank	USD	298	CAD	292	05/01/12	(2)
Citibank	USD	267	EUR	200	06/14/12	(2)
Citibank	USD	480	GBP	300	05/02/12	7
Citibank	CAD	292	USD	297	06/21/12	2
Citibank	CAD	7,029	USD	7,061	06/21/12	(46)
Citibank	EUR	2,936	USD	3,886	05/02/12	—
Citibank	EUR	5,678	USD	7,476	05/02/12	(40)
Credit Suisse First Boston	AUD	3,218	USD	3,316	06/07/12	(24)
Credit Suisse First Boston	CAD	2,996	USD	3,016	06/21/12	(13)
Credit Suisse First Boston	EUR	5,574	USD	7,303	07/16/12	(79)
Deutsche Bank AG	USD	265	EUR	200	05/03/12	—
Deutsche Bank AG	USD	133	EUR	100	06/14/12	—
Deutsche Bank AG	USD	262	EUR	201	06/14/12	4
Deutsche Bank AG	USD	265	EUR	200	06/14/12	(1)
Deutsche Bank AG	USD	398	EUR	300	06/14/12	(1)
Deutsche Bank AG	USD	664	EUR	500	06/14/12	(2)
Deutsche Bank AG	USD	136	EUR	104	07/16/12	2
Deutsche Bank AG	USD	394	EUR	300	07/16/12	3
Deutsche Bank AG	USD	477	GBP	300	05/02/12	10
Deutsche Bank AG	USD	990	GBP	622	05/02/12	20
Deutsche Bank AG	EUR	5,574	USD	7,307	07/16/12	(74)
Deutsche Bank AG	GBP	4,061	USD	6,431	05/02/12	(159)
Deutsche Bank AG	SGD	706	USD	566	05/15/12	(5)
Goldman Sachs	USD	548	BRL	1,035	06/04/12	(9)
HSBC Bank PLC	USD	29	MXN	379	06/15/12	—
HSBC Bank PLC	JPY	122,142	USD	1,503	05/22/12	(28)
JPMorgan Chase Bank	USD	18,756	EUR	14,291	05/02/12	162
JPMorgan Chase Bank	USD	133	EUR	100	06/14/12	(1)
JPMorgan Chase Bank	USD	923	EUR	700	06/14/12	4
JPMorgan Chase Bank	USD	1,721	EUR	1,300	06/14/12	—
JPMorgan Chase Bank	USD	665	GBP	419	05/02/12	15
JPMorgan Chase Bank	USD	453	SGD	570	05/15/12	7
JPMorgan Chase Bank	CAD	2,979	USD	3,012	06/21/12	—
JPMorgan Chase Bank	EUR	5,677	USD	7,481	05/02/12	(34)

See accompanying notes which are an integral part of the financial statements.

334	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

JPMorgan Chase Bank	EUR	1,562	USD	2,050	05/22/12	(18)
JPMorgan Chase Bank	EUR	14,291	USD	18,758	06/01/12	(161)
JPMorgan Chase Bank	EUR	100	USD	133	06/14/12	—
JPMorgan Chase Bank	JPY	57,528	USD	715	05/22/12	(6)
Morgan Stanley & Co., Inc.	USD	100	BRL	185	06/04/12	(4)
Morgan Stanley & Co., Inc.	USD	250	BRL	462	06/04/12	(9)
Morgan Stanley & Co., Inc.	USD	1,324	EUR	1,000	06/14/12	—
Morgan Stanley & Co., Inc.	USD	393	EUR	300	07/16/12	4
Morgan Stanley & Co., Inc.	BRL	2,422	USD	1,386	06/04/12	124
Royal Bank of Canada	USD	544	EUR	408	06/14/12	(4)
Royal Bank of Canada	USD	160	GBP	100	05/02/12	2
UBS AG	USD	100	BRL	185	06/04/12	(3)
UBS AG	USD	100	BRL	185	06/04/12	(3)
UBS AG	USD	657	EUR	500	06/14/12	5
UBS AG	USD	407	EUR	310	07/16/12	3
UBS AG	USD	523	EUR	400	07/16/12	6
UBS AG	USD	661	EUR	500	07/16/12	1
UBS AG	USD	794	GBP	500	05/02/12	17
UBS AG	USD	8	MXN	102	06/15/12	—
UBS AG	USD	1	SGD	1	08/03/12	—
UBS AG	CAD	2,911	USD	2,930	06/21/12	(13)
UBS AG	SGD	1	USD	1	05/15/12	—

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(392)

Interest Rate Swap Contracts

Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Goldman Sachs	USD	3,000	1.500%	Three Month LIBOR	03/18/16	3

Total Market Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - $—						3

Credit Default Swap Contracts
Corporate Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate		Termination Date	Market Value $

Ally Financial, Inc.	JPMorgan	2.057%	USD	500	5.000%		06/20/15	46
Ally Financial, Inc.	Goldman Sachs	3.107%	USD	600	5.000%		06/20/14	29
Berkshire Hathaway, Inc.	Bank of America	1.139%	USD	400	1.000%		03/20/16	(2)
Berkshire Hathaway, Inc.	Deutsche Bank	1.330%	USD	300	1.000%		06/20/17	(4)
Credit Agricole (London)	Citibank	2.314%	USD	300	(1.000%	)	03/20/14	8
Credit Agricole (London)	Credit Suisse Financial Products	4.900%	EUR	300	3.000%		06/20/16	(23)
Credit Agricole (London)	Deutsche Bank	4.900%	EUR	300	3.000%		06/20/16	(23)
Export-Import Bank of China	Deutsche Bank	1.478%	USD	700	1.000%		12/20/16	(14)
Export-Import Bank of Korea	Deutsche Bank	1.203%	USD	300	1.000%		12/20/16	(2)
Gazprom	Deutsche Bank	0.773%	USD	1,200	1.000%		12/20/12	4
Gazprom	UBS	0.773%	USD	1,200	1.000%		12/20/12	4
GE Capital Corp.	Barclays Bank PLC	0.542%	USD	700	1.670%		03/20/13	9
GE Capital Corp.	BNP Paribas	0.542%	USD	1,200	1.300%		03/20/13	10

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	335

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Corporate Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

GE Capital Corp.	BNP Paribas	0.542%	USD	100	1.250%	03/20/13	1
GE Capital Corp.	Citibank	0.840%	USD	200	4.325%	12/20/13	13
GE Capital Corp.	Citibank	0.840%	USD	200	4.200%	12/20/13	12
GE Capital Corp.	Deutsche Bank	0.840%	USD	200	4.230%	12/20/13	12
GE Capital Corp.	Deutsche Bank	0.840%	USD	100	4.900%	12/20/13	7
MetLife, Inc.	JPMorgan	1.160%	USD	1,400	1.000%	09/20/13	(2)
MetLife, Inc.	Citibank	1.708%	USD	100	1.000%	12/20/14	(2)
Petbra	Deutsche Bank	0.580%	USD	600	1.000%	09/20/12	2
Wells Fargo & Co.	Goldman Sachs	0.300%	USD	1,100	1.000%	06/20/13	10

Total Market Value on Open Corporate Issues Premiums Paid (Received) - ($114)							95

Credit Indices
Reference Entity	Counterparty	Notional Amount		Fund (Pays)/ Receives Fixed Rate		Termination Date	Market Value $

Dow Jones CDX Index	Barclays Bank PLC	USD	6,200	5.000%		06/20/15	569
Dow Jones CDX Index	Barclays Bank PLC	USD	1,000	5.000%		06/20/15	92
Dow Jones CDX Index	Citigroup Global Markets	USD	26,400	(1.000%	)	06/20/17	(100)
Dow Jones CDX Index	Deutsche Bank	USD	200	5.000%		12/20/15	20
Dow Jones CDX Index	Deutsche Bank	USD	772	0.708%		12/20/12	4
Dow Jones CDX Index	HSBC	USD	1,700	5.000%		06/20/15	156
Dow Jones CDX Index	JPMorgan	USD	96	0.553%		12/20/17	2
Dow Jones CDX Index	Morgan Stanley	USD	300	5.000%		06/20/15	27
Dow Jones CDX Index	Morgan Stanley	USD	200	5.000%		12/20/15	20
Dow Jones CDX Index	Pershing LLC 1st Republic P.B.	USD	96	0.548%		12/20/17	2
Markit iTraxx Europe Series 16 Index	Bank of America	EUR	2,000	(1.000%	)	12/20/16	42
Markit iTraxx Europe Series 16 Index	Citibank	EUR	1,900	(1.000%	)	12/20/16	40
Markit iTraxx Europe Series 16 Index	Deutsche Bank	EUR	4,850	(1.000%	)	12/20/16	103
Markit iTraxx Europe Series 16 Index	Goldman Sachs	EUR	3,800	(1.000%	)	12/20/16	81
Markit iTraxx Europe Series 16 Index	JPMorgan	EUR	2,150	(1.000%	)	12/20/16	46

Total Market Value on Open Credit Indices Premiums Paid (Received) - $1,032							1,104

Sovereign Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

Abu Dhabi	Morgan Stanley	0.970%	USD	900	1.000%	12/20/15	2
Australia Commonwealth Government Bond	Bank of America	0.772%	USD	300	1.000%	06/20/17	4
Australia Commonwealth Government Bond	Citibank	0.772%	USD	200	1.000%	06/20/17	3
Brazil Government International Bond	BNP Paribas	0.407%	USD	1,700	1.000%	12/20/12	8
Brazil Government International Bond	Citibank	0.407%	USD	1,100	1.000%	12/20/12	5
Brazil Government International Bond	Goldman Sachs	0.407%	USD	1,600	1.000%	12/20/12	8
Brazil Government International Bond	Barclays Bank PLC	0.936%	USD	1,700	1.000%	09/20/15	6
Brazil Government International Bond	Citibank	0.936%	USD	1,000	1.000%	09/20/15	4
Brazil Government International Bond	HSBC	0.936%	USD	700	1.000%	09/20/15	3
Brazil Government International Bond	UBS	0.936%	USD	500	1.000%	09/20/15	2

See accompanying notes which are an integral part of the financial statements.

336	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Sovereign Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

Brazil Government International Bond	Citibank	1.014%	USD	3,300	1.000%	03/20/16	1
Brazil Government International Bond	HSBC	1.014%	USD	300	1.000%	03/20/16	—
Brazil Government International Bond	Credit Suisse Financial Products	1.047%	USD	2,200	1.000%	06/20/16	(3)
Brazil Government International Bond	HSBC	1.238%	USD	800	1.000%	06/20/17	(8)
China Government International Bond	Barclays Bank PLC	0.260%	USD	700	1.000%	12/20/12	4
France Government International Bond	Citibank	1.617%	USD	200	0.250%	12/20/15	(9)
France Government International Bond	Citibank	1.777%	USD	700	0.250%	09/20/16	(43)
France Government International Bond	Deutsche Bank	1.777%	USD	2,000	0.250%	09/20/16	(122)
France Government International Bond	HSBC	1.777%	USD	1,700	0.250%	09/20/16	(104)
France Government International Bond	Morgan Stanley	1.777%	USD	2,600	0.250%	09/20/16	(159)
Germany Government International Bond	Morgan Stanley	0.722%	USD	2,900	0.250%	09/20/16	(52)
Germany Government International Bond	Barclays Bank PLC	0.863%	USD	2,100	0.250%	06/20/17	(58)
Germany Government International Bond	Citibank	0.863%	USD	900	0.250%	06/20/17	(25)
Japan Government International Bond	Barclays Bank PLC	0.587%	USD	800	1.000%	06/20/15	12
Japan Government International Bond	Bank of America	0.692%	USD	500	1.000%	12/20/15	6
Japan Government International Bond	Barclays Bank PLC	0.692%	USD	500	1.000%	12/20/15	6
Japan Government International Bond	Morgan Stanley	0.692%	USD	500	1.000%	12/20/15	6
Japan Government International Bond	UBS	0.692%	USD	500	1.000%	12/20/15	6
Japan Government International Bond	Bank of America	0.733%	USD	1,100	1.000%	03/20/16	13
Japan Government International Bond	Bank of America	0.733%	USD	800	1.000%	03/20/16	10
Japan Government International Bond	Barclays Bank PLC	0.733%	USD	1,400	1.000%	03/20/16	17
Japan Government International Bond	JPMorgan	0.733%	USD	1,200	1.000%	03/20/16	14
Japan Government International Bond	JPMorgan	0.733%	USD	700	1.000%	03/20/16	8
Japan Government International Bond	Deutsche Bank	0.953%	USD	1,800	1.000%	06/20/17	8
Japan Government International Bond	Goldman Sachs	0.953%	USD	3,000	1.000%	06/20/17	13
Korea Government International Bond	Deutsche Bank	0.431%	USD	900	1.000%	12/20/12	5
Korea Government International Bond	Deutsche Bank	0.431%	USD	800	1.000%	12/20/12	4
Korea Government International Bond	Barclays Bank PLC	1.203%	USD	500	1.000%	06/20/17	(4)
Korea Government International Bond	UBS	1.203%	USD	1,100	1.000%	06/20/17	(10)
Mexico Government International Bond	Citibank	0.284%	USD	400	1.000%	12/20/12	2
Mexico Government International Bond	Goldman Sachs	0.284%	USD	1,900	1.000%	12/20/12	11
Mexico Government International Bond	JPMorgan	0.284%	USD	2,500	1.000%	12/20/12	14
Mexico Government International Bond	Barclays Bank PLC	0.875%	USD	1,700	1.000%	09/20/15	9
Mexico Government International Bond	Deutsche Bank	0.951%	USD	1,100	1.000%	03/20/16	4
Mexico Government International Bond	Deutsche Bank	0.982%	USD	2,500	1.000%	06/20/16	7
Mexico Government International Bond	HSBC	1.482%	USD	1,300	1.000%	03/20/21	(48)
Russia Government International Bond	HSBC	0.541%	USD	2,200	1.000%	12/20/12	9
United Kingdom Gilt	BNP Paribas	0.271%	USD	400	1.000%	03/20/15	9
United Kingdom Gilt	Goldman Sachs	0.271%	USD	100	1.000%	03/20/15	2
United Kingdom Gilt	JPMorgan	0.271%	USD	200	1.000%	03/20/15	4
United Kingdom Gilt	JPMorgan	0.271%	USD	300	1.000%	03/20/15	7
United Kingdom Gilt	JPMorgan	0.271%	USD	100	1.000%	03/20/15	2
United Kingdom Gilt	JPMorgan	0.271%	USD	100	1.000%	03/20/15	2
United Kingdom Gilt	Citibank	0.433%	USD	500	1.000%	03/20/16	12
United Kingdom Gilt	Deutsche Bank	0.433%	USD	400	1.000%	03/20/16	9
United Kingdom Gilt	Goldman Sachs	0.433%	USD	500	1.000%	03/20/16	12
United Kingdom Gilt	Goldman Sachs	0.433%	USD	300	1.000%	03/20/16	7
United Kingdom Gilt	UBS	0.469%	USD	800	1.000%	06/20/16	18
United Kingdom Gilt	Goldman Sachs	0.521%	USD	1,300	1.000%	09/20/16	29
United Kingdom Gilt	Morgan Stanley	0.521%	USD	5,500	1.000%	09/20/16	120
United Kingdom Gilt	Morgan Stanley	0.521%	USD	1,100	1.000%	09/20/16	24
United Kingdom Gilt	Goldman Sachs	0.645%	USD	1,000	1.000%	06/20/17	19

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	337

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Sovereign Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

United States Government Bond	BNP Paribas	0.328%	EUR	2,000	0.250%	09/20/16	(11)

Total Market Value on Open Sovereign Issues Premiums Paid (Received) - ($461)							(146)

Total Market Value on Open Credit Default Swap Contracts Premiums Paid (Received) - $457							1,053

Presentation of Portfolio Holdings — April 30, 2012 (Unaudited)

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Long-Term Investments
Asset-Backed Securities	$—	$86,966	$1,500	$88,466	8.0
Corporate Bonds and Notes	—	131,432	558	131,990	11.9
International Debt	—	135,745	3,645	139,390	12.6
Loan Agreements	—	282	—	282	—	*
Mortgage-Backed Securities	—	537,236	6,657	543,893	49.1
Municipal Bonds	—	1,001	—	1,001	0.1
Non-US Bonds	—	25,518	—	25,518	2.3
United States Government Agencies	—	24,598	—	24,598	2.2
United States Government Treasuries	—	171,910	—	171,910	15.5
Preferred Stocks	336	—	1,638	1,974	0.2
Short-Term Investments	—	214,222	366	214,588	19.4
Repurchase Agreements	—	39,700	—	39,700	3.6

Total Investments	336	1,368,610	14,364	1,383,310	124.9

Other Assets and Liabilities, Net					(24.9)

					100.0

Other Financial Instruments
Futures Contracts	(115)	—	—	(115)	(—	)*
Options Written	—	(22)	—	(22)	(—	)*
Foreign Currency Exchange Contracts	—	(392)	—	(392)	(—	)*
Interest Rate Swap Contracts	—	—	3	3	—	*
Credit Default Swap Contracts	—	562	34	596	0.1

Total Other Financial Instruments**	$(115)	$148	$37	$70

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

See accompanying notes which are an integral part of the financial statements.

338	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Presentation of Portfolio Holdings, continued — April 30, 2012 (Unaudited)

Amounts in thousands

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of Levels 1, 2 and 3 during the period ended April 30, 2012.

The significant inputs used in determining the fair values of Level 3 securities were as follows:

Category	Inputs	Market Value $	% of Level 3 Instruments’ Total Market Value

Asset-Backed Securities	Broker Quote	$1,500	10.4
Corporate Bonds and Notes	Broker Quote	558	3.9
International Debt	Broker Quote	3,645	25.3
Mortgage-Backed Securities	Broker Quote	6,657	46.3
Preferred Stocks	Investment Manager Fair Value Recommendation	1,638	11.4
Short-Term Investments	Broker Quote	366	2.5
Interest Rate Swap Contracts	Other	3	—	*
Credit Default Swap Contracts	Other	34	0.2

		$14,401	100.0

*	Less than .05% of Level 3 Instruments’ Total Market Value.

A reconciliation of investments in which significant unobservable input (Level 3) were used in determining a value for the period ending April 30, 2012 were as follows:

Category and Subcategory	Beginning Balance 11/1/2011	Gross Purchases	Gross Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Transfers into Level 3	Net Transfers out of Level 3	Net change in Unrealized Appreciation/ (Depreciation)	Ending Balance at 4/30/2012	Net change in Unrealized Appreciation/ (Depreciation) on Investments held as of 4/30/2012
Long-Term Investments
Asset-Backed Securities	$599	$1,500	$—	$—	$—	$—	$599	$—	$1,500	$—
Corporate Bonds and Notes	1,682	—	—	—	2	—	1,136	10	558	—
International Debt	854	3,649	35	3	1	—	831	4	3,645	(5)
Mortgage-Backed Securities	5,016	1,165	735	(1)	(3)	1,136	—	79	6,657	13
Preferred Stocks	1,648	—	—	—	—	—	—	(10)	1,638	(10)
Short-Term Investments	—	—	227	(6)	(5)	599	—	5	366	5

Total Investments	9,799	6,314	997	(4)	(5)	1,735	2,566	88	14,364	3

Other Financial Instruments
Options Written	(34)	—	—	—	31	—	—	3	—	—
Interest Rate Swap Contracts	—	—	—	—	—	—	—	3	3	3
Credit Default Swap Contracts	—	—	—	—	—	—	—	34	34	34

Total Other Financial Instruments	(34)	—	—	—	31	—	—	40	37	37

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	339

Russell Investment Company

Russell Short Duration Bond Fund

Fair Value of Derivative Instruments — April 30, 2012 (Unaudited)

Amounts in thousands

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$488	$—
Daily variation margin on futures contracts*	—	—	154
Interest rate swap contracts, at market value	—	—	3
Credit default swap contracts, at market value	1,881	—	—

Total	$1,881	$488	$157

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$880	$—
Daily variation margin on futures contracts*	—	—	269
Interest rate swap contracts, at market value	—	—	—
Credit default swap contracts, at market value	828	—	—
Options written, at market value	—	—	22

Total	$828	$880	$291

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$—	$—	$(1,409)
Options Written	—	—	298
Credit default swap contracts	307	—	—
Interest rate swap contracts	—	—	1,939
Foreign currency-related transactions	—	45	—

Total	$307	$45	$828

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$—	$—	$(141)
Options Written	—	—	(158)
Credit default swap contracts	838	—	—
Interest rate swap contracts	—	—	(1,395)
Foreign currency-related transactions	—	1,433	—

Total	$838	$1,433	$1,638

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

340	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Statement of Assets and Liabilities — April 30, 2012 (Unaudited)

Amounts in thousands

Assets
Investments, at identified cost	$1,375,428
Investments, at market***, *****	1,383,310
Cash	1,825
Cash (restricted)	225
Foreign currency holdings*	162
Unrealized appreciation on foreign currency exchange contracts	488
Receivables:
Dividends and interest	4,687
Dividends from affiliated Russell money market funds	11
Investments sold	147,964
Fund shares sold	2,047
Daily variation margin on futures contracts	3
Prepaid expenses	2
Interest rate swap contracts, at market value****	3
Credit default swap contracts, at market value***	1,881

Total assets	1,542,608

Liabilities
Payables:
Due to broker	2,917
Investments purchased	428,714
Fund shares redeemed	1,091
Accrued fees to affiliates	589
Other accrued expenses	176
Daily variation margin on futures contracts	28
Unrealized depreciation on foreign currency exchange contracts	880
Options written, at market value**	22
Credit default swap contracts, at market value***	828

Total liabilities	435,245

Net Assets	$1,107,363

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	341

Russell Investment Company

Russell Short Duration Bond Fund

Statement of Assets and Liabilities, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,637
Accumulated net realized gain (loss)	3,770
Unrealized appreciation (depreciation) on:
Investments	7,882
Futures contracts	(115)
Options written	820
Credit default swap contracts	596
Interest rate swap contracts	3
Foreign currency-related transactions	(392)
Other investments	(5)
Shares of beneficial interest	570
Additional paid-in capital	1,092,597

Net Assets	$1,107,363

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(a)	$19.42
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$20.18
Class A — Net assets	$37,258,685
Class A — Shares outstanding ($.01 par value)	1,918,151
Net asset value per share: Class C(a)	$19.32
Class C — Net assets	$121,487,149
Class C — Shares outstanding ($.01 par value)	6,287,773
Net asset value per share: Class E(a)	$19.46
Class E — Net assets	$19,961,881
Class E — Shares outstanding ($.01 par value)	1,025,814
Net asset value per share: Class S(a)	$19.43
Class S — Net assets	$642,352,035
Class S — Shares outstanding ($.01 par value)	33,054,418
Net asset value per share: Class Y(a)	$19.44
Class Y — Net assets	$286,303,268
Class Y — Shares outstanding ($.01 par value)	14,729,077
Amounts in thousands

* Foreign currency holdings - cost	$166
** Premiums received on options written	$842
*** Credit default swap contracts - premiums paid (received)	$457
**** Interest rate swap contracts - premiums paid (received)	$—
***** Investments in affiliates, Russell U.S. Cash Management Fund	$61,047

(a)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

342	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Statement of Operations — For the Period Ended April 30, 2012 (Unaudited)

Amounts in thousands

Investment Income
Dividends	$42
Dividends from affiliated Russell money market funds	50
Interest	13,287

Total investment income	13,379

Expenses
Advisory fees	2,490
Administrative fees	277
Custodian fees	186
Distribution fees - Class A	45
Distribution fees - Class C	422
Transfer agent fees - Class A	32
Transfer agent fees - Class C	101
Transfer agent fees - Class E	18
Transfer agent fees - Class S	572
Transfer agent fees - Class Y	7
Professional fees	68
Registration fees	75
Shareholder servicing fees - Class C	140
Shareholder servicing fees - Class E	26
Trustees’ fees	11
Printing fees	4
Miscellaneous	12

Expenses before reductions	4,486
Expense reductions	(600)

Net expenses	3,886

Net investment income (loss)	9,493

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	8,811
Futures contracts	(1,409)
Options written	298
Credit default swap contracts	307
Interest rate swap contracts	1,939
Foreign currency-related transactions	285

Net realized gain (loss)	10,231

Net change in unrealized appreciation (depreciation) on:
Investments	5,332
Futures contracts	(141)
Options written	(158)
Credit default swap contracts	838
Interest rate swap contracts	(1,395)
Investment matured	603
Foreign currency-related transactions	1,390

Net change in unrealized appreciation (depreciation)	6,469

Net realized and unrealized gain (loss)	16,700

Net Increase (Decrease) in Net Assets from Operations	$26,193

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	343

Russell Investment Company

Russell Short Duration Bond Fund

Statements of Changes in Net Assets

Amounts in thousands	Period Ended April 30, 2012 (Unaudited)	Fiscal Year Ended October 31, 2011

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$9,493	$18,177
Net realized gain (loss)	10,231	1,969
Net change in unrealized appreciation (depreciation)	6,469	(17,876)

Net increase (decrease) in net assets from operations	26,193	2,270

Distributions
From net investment income
Class A	(290)	(503)
Class C	(573)	(1,323)
Class E	(166)	(417)
Class S	(5,814)	(11,839)
Class Y	(2,859)	(5,199)

Net decrease in net assets from distributions	(9,702)	(19,281)

Share Transactions
Net increase (decrease) in net assets from share transactions	(2,979)	178,705
Fund Reimbursements	—	7

Total Net Increase (Decrease) in Net Assets	13,512	161,701

Net Assets
Beginning of period	1,093,851	932,150

End of period	$1,107,363	$1,093,851

Undistributed (overdistributed) net investment income included in net assets	$1,637	$1,846

See accompanying notes which are an integral part of the financial statements.

344	Russell Short Duration Bond Fund

(This page intentionally left blank)

Russell Investment Company

Russell Short Duration Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions	$ Net Asset Value, End of Period
Class A
April 30, 2012*	19.15	.15	.28	.43	(.16)	(.16)	19.42
October 31, 2011	19.48	.34	(.31)	.03	(.36)	(.36)	19.15
October 31, 2010	18.86	.43	.73	1.16	(.54)	(.54)	19.48
October 31, 2009	17.22	.64	1.64	2.28	(.64)	(.64)	18.86
October 31, 2008	18.81	.74	(1.55)	(.81)	(.78)	(.78)	17.22
October 31, 2007(1)	18.71	.49	.09	.58	(.48)	(.48)	18.81
Class C
April 30, 2012*	19.06	.08	.28	.36	(.10)	(.10)	19.32
October 31, 2011	19.41	.19	(.31)	(.12)	(.23)	(.23)	19.06
October 31, 2010	18.79	.28	.74	1.02	(.40)	(.40)	19.41
October 31, 2009	17.17	.50	1.64	2.14	(.52)	(.52)	18.89
October 31, 2008	18.76	.60	(1.55)	(.95)	(.64)	(.64)	17.17
October 31, 2007	18.66	.59	.14	.73	(.63)	(.63)	18.76
Class E
April 30, 2012*	19.18	.15	.29	.44	(.16)	(.16)	19.46
October 31, 2011	19.52	.34	(.32)	.02	(.36)	(.36)	19.18
October 31, 2010	18.89	.43	.73	1.16	(.53)	(.53)	19.52
October 31, 2009	17.24	.66	1.62	2.28	(.63)	(.63)	18.89
October 31, 2008	18.82	.74	(1.55)	(.81)	(.77)	(.77)	17.24
October 31, 2007	18.73	.72	.14	.86	(.77)	(.77)	18.82
Class S
April 30, 2012*	19.15	.17	.29	.46	(.18)	(.18)	19.43
October 31, 2011	19.49	.39	(.32)	.07	(.41)	(.41)	19.15
October 31, 2010	18.86	.47	.74	1.21	(.58)	(.58)	19.49
October 31, 2009	17.21	.70	1.63	2.33	(.68)	(.68)	18.86
October 31, 2008	18.79	.79	(1.55)	(.76)	(.82)	(.82)	17.21
October 31, 2007	18.70	.75	.16	.91	(.82)	(.82)	18.79
Class Y
April 30, 2012*	19.15	.18	.29	.47	(.18)	(.18)	19.44
October 31, 2011	19.49	.41	(.32)	.09	(.43)	(.43)	19.15
October 31, 2010	18.86	.50	.72	1.22	(.60)	(.60)	19.49
October 31, 2009	17.21	.72	1.63	2.35	(.70)	(.70)	18.86
October 31, 2008(4)	18.11	.08	(.78)	(.70)	(.20)	(.20)	17.21

See accompanying notes which are an integral part of the financial statements.

346	Russell Short Duration Bond Fund

% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

2.23	37,259	1.00	.87	1.57	143
.18	29,061	1.01	.88	1.75	339
6.23	25,171	1.02	.94	2.25	195
13.58	13,815	1.04	.96	3.55	217
(4.60)	4,566	.99	.96	3.98	146
3.16	1,363	.93	.92	3.92	173

1.88	121,487	1.75	1.62	.79	143
(.60)	112,900	1.76	1.63	1.01	339
5.44	109,450	1.77	1.69	1.48	195
12.75	49,381	1.79	1.71	2.82	217
(5.28)	21,508	1.73	1.70	3.23	146
3.98	16,075	1.68	1.67	3.18	173

2.28	19,962	1.00	.87	1.52	143
.13	21,347	1.01	.88	1.76	339
6.27	26,856	1.02	.94	2.25	195
13.59	17,874	1.04	.96	3.67	217
(4.59)	14,144	.98	.95	3.96	146
4.72	17,092	.93	.92	3.95	173

2.39	642,352	.75	.62	1.80	143
.37	631,819	.76	.63	2.00	339
6.54	545,704	.77	.69	2.48	195
13.84	354,384	.79	.71	3.89	217
(4.30)	233,223	.72	.70	4.20	146
4.99	435,704	.68	.67	4.20	173

2.48	286,303	.57	.52	1.91	143
.46	298,724	.59	.53	2.10	339
6.58	224,969	.59	.59	2.60	195
14.00	154,593	.62	.62	4.01	217
(3.88)	111,198	.73	.65	4.28	146

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	347

Russell Investment Company

Russell Tax Exempt Bond Fund

Shareholder Expense Example — April 30, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Semi-annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from November 1, 2011 to April 30, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,039.27	$1,020.74
Expenses Paid During Period*	$4.21	$4.17

*	Expenses are equal to the Fund’s annualized expense ratio of 0.83% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,035.75	$1,017.21
Expenses Paid During Period*	$7.79	$7.72

*	Expenses are equal to the Fund’s annualized expense ratio of 1.54% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,039.41	$1,020.93
Expenses Paid During Period*	$4.01	$3.97

*	Expenses are equal to the Fund’s annualized expense ratio of 0.79% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account
Value November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,040.73	$1,022.18
Expenses Paid During Period*	$2.74	$2.72

*	Expenses are equal to the Fund’s annualized expense ratio of 0.54% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

348	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $

Municipal Bonds - 91.9%
Alabama - 1.5%
Alabama 21st Century Authority Revenue Bonds	1,120	5.000	06/01/18	1,311
Alabama 21st Century Authority Revenue Bonds	545	5.000	06/01/20	640
Alabama Public School & College Authority Revenue Bonds	1,000	5.000	05/01/14	1,076
Alabama Public School & College Authority Revenue Bonds	1,000	5.000	05/01/15	1,124
Auburn University Revenue Bonds	2,000	5.000	06/01/23	2,457
Birmingham Water Works Board Revenue Bonds (µ)	1,275	5.000	01/01/17	1,466
Courtland Industrial Development Board Revenue Bonds	250	5.000	11/01/13	264
Mobile Industrial Development Board Revenue Bonds (Ê)	1,400	4.875	06/01/34	1,451

				9,789

Alaska - 0.3%
City of Valdez Alaska Revenue Bonds	1,470	5.000	01/01/21	1,712

Arizona - 3.2%
Apache County Industrial Development Authority Revenue Bonds	955	4.500	03/01/30	961
Arizona Health Facilities Authority Revenue Bonds	2,000	5.250	01/01/18	2,371
Arizona Health Facilities Authority Revenue Bonds	2,000	5.250	01/01/22	2,263
Arizona School Facilities Board Revenue Bonds	1,500	5.000	07/01/16	1,698
Arizona Transportation Board Revenue Bonds	1,500	5.000	07/01/14	1,644
Arizona Water Infrastructure Finance Authority Revenue Bonds	1,455	5.000	10/01/18	1,790
Arizona Water Infrastructure Finance Authority Revenue Bonds	1,500	5.000	10/01/20	1,881
City of Mesa Arizona Revenue Bonds (µ)	1,000	5.250	07/01/14	1,097
City of Phoenix Arizona General Obligation Unlimited	2,000	5.000	07/01/15	2,270
Maricopa County Pollution Control Corp. Revenue Bonds (Ê)	2,310	5.200	06/01/43	2,601
Salt River Project Agricultural Improvement & Power District Revenue Bonds	1,635	5.000	01/01/25	1,895
Salt Verde Financial Corp. Revenue Bonds	1,045	5.250	12/01/24	1,138

				21,609

Arkansas - 0.3%
State of Arkansas General Obligation Unlimited	1,750	5.000	08/01/13	1,851

California - 9.5%
Abag Finance Authority for Nonprofit Corps. Certificate Of Participation	380	5.700	08/15/14	382
California Health Facilities Financing Authority Revenue Bonds	1,550	5.000	07/01/16	1,772
California State Department of Water Resources Revenue Bonds	1,000	5.000	05/01/14	1,090
California State Department of Water Resources Revenue Bonds	1,000	5.000	05/01/16	1,164
California State Department of Water Resources Revenue Bonds	1,000	5.000	05/01/17	1,194
California State Department of Water Resources Revenue Bonds	2,500	5.000	05/01/19	3,077
California State Department of Water Resources Revenue Bonds	2,500	5.000	12/01/20	3,206
California State Department of Water Resources Revenue Bonds	1,000	5.000	12/01/21	1,196
California State Public Works Board Revenue Bonds	1,000	5.000	12/01/16	1,140
California Statewide Communities Development Authority Revenue Bonds	2,250	5.000	06/15/13	2,363
California Statewide Communities Development Authority Revenue Bonds	1,000	5.000	04/01/14	1,077
California Statewide Communities Development Authority Revenue Bonds	2,260	5.000	04/01/19	2,659
California Statewide Communities Development Authority Revenue Bonds	1,405	6.000	05/15/23	1,584
California Statewide Communities Development Authority Revenue Bonds	1,220	5.250	12/01/27	1,245
California Statewide Communities Development Authority Revenue Bonds (µ)(Ê)	610	4.100	04/01/28	629
County of Los Angeles California Certificate Of Participation	200	5.000	09/01/20	237
County of Los Angeles California Certificate Of Participation	500	5.000	03/01/21	589
County of Los Angeles California Certificate Of Participation	125	5.000	09/01/21	147
County of Los Angeles California Certificate Of Participation	430	5.000	09/01/22	506
County of Sacramento California Airport System Revenue Bonds	2,000	5.000	07/01/22	2,241
County of Sacramento California Airport System Revenue Bonds	895	5.500	07/01/28	1,003
County of Sacramento California Airport System Revenue Bonds	750	5.625	07/01/29	843
Golden State Tobacco Securitization Corp. Revenue Bonds (µ)	500	5.000	06/01/20	501

Russell Tax Exempt Bond Fund	349

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $

Golden State Tobacco Securitization Corp. Revenue Bonds (µ)	750	4.600	06/01/23	780
Kings River Conservation District Certificate Of Participation	850	5.000	05/01/15	944
Los Angeles Harbor Department Revenue Bonds	2,000	5.250	08/01/22	2,417
Los Angeles Unified School District General Obligation Unlimited (µ)(æ)	1,150	5.000	07/01/13	1,213
Modesto Irrigation District Revenue Bonds	1,425	5.000	07/01/17	1,669
Northern California Power Agency Revenue Bonds	1,000	5.000	06/01/15	1,104
San Diego Public Facilities Financing Authority Sewer Revenue Bonds	240	5.000	05/15/21	286
San Francisco City & County Public Utilities Commission Water Revenue Bonds	2,685	5.000	11/01/27	3,182
Southern California Public Power Authority Revenue Bonds	1,500	5.000	07/01/18	1,820
Southern California Public Power Authority Revenue Bonds	1,000	5.000	07/01/23	1,193
State of California General Obligation Unlimited (µ)	1,000	6.000	02/01/17	1,207
State of California General Obligation Unlimited	1,000	5.000	10/01/17	1,179
State of California General Obligation Unlimited	2,000	5.000	02/01/20	2,383
State of California General Obligation Unlimited	1,250	5.000	07/01/20	1,517
State of California General Obligation Unlimited	2,500	5.500	04/01/21	2,966
State of California General Obligation Unlimited	1,000	5.250	07/01/21	1,214
State of California General Obligation Unlimited	1,000	5.250	03/01/22	1,192
State of California General Obligation Unlimited (µ)(Ê)	1,200	0.230	07/01/23	1,200
State of California General Obligation Unlimited	2,500	5.250	09/01/28	2,841
State of California General Obligation Unlimited	1,400	5.000	02/01/31	1,540
Tuolumne Wind Project Authority Revenue Bonds	1,500	5.000	01/01/18	1,755
University of California Revenue Bonds	500	4.000	05/15/14	536

				63,983

Colorado - 1.0%
City of Colorado Springs Colorado Utilities System Revenue Bonds	4,000	5.000	11/15/18	4,885
Colorado Health Facilities Authority Revenue Bonds	1,000	5.250	06/01/23	1,068
Colorado Housing & Finance Authority Revenue Bonds	5	6.300	08/01/12	5
Colorado Housing & Finance Authority Revenue Bonds	20	6.300	08/01/16	20
Colorado Housing & Finance Authority Revenue Bonds	5	6.700	10/01/16	5
E-470 Public Highway Authority Revenue Bonds (µ)	850	5.000	09/01/17	905

				6,888

Connecticut - 0.9%
Connecticut State Health & Educational Facility Authority Revenue Bonds	2,500	5.000	07/01/25	2,929
State of Connecticut General Obligation Unlimited	2,490	5.000	01/01/16	2,868

				5,797

Delaware - 0.6%
Delaware Transportation Authority Revenue Bonds (µ)(æ)	1,305	5.000	07/01/15	1,489
Delaware Transportation Authority Revenue Bonds	1,330	5.000	07/01/16	1,556
Delaware Transportation Authority Revenue Bonds	1,000	5.000	07/01/17	1,200

				4,245

Florida - 6.1%
Citizens Property Insurance Corp. Revenue Bonds (µ)	1,000	5.000	03/01/15	1,085
Citizens Property Insurance Corp. Revenue Bonds	2,600	5.000	06/01/15	2,838
Citizens Property Insurance Corp. Revenue Bonds	2,500	5.000	06/01/18	2,829
City of Gulf Breeze Florida Revenue Bonds (µ)	1,825	5.000	12/01/15	1,853
City of Lakeland Florida Energy System Revenue Bonds (µ)	2,000	5.000	10/01/17	2,330
City of Pembroke Pines Florida Revenue Bonds (µ)	1,000	5.000	10/01/16	1,117
City of Tampa Florida Revenue Bonds	500	5.000	11/15/15	566
County of Hillsborough Florida Revenue Bonds (µ)	1,000	5.500	08/01/12	1,013
County of Miami-Dade Florida Water & Sewer System Revenue Bonds (µ)	1,500	5.250	10/01/19	1,819
Escambia County Health Facilities Authority Revenue Bonds	1,000	5.250	11/15/13	1,073
Florida Department of Children & Family Services Certificate Of Participation (µ)	1,175	5.000	10/01/15	1,333

350	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $

Florida Hurricane Catastrophe Fund Finance Corp. Revenue Bonds	1,000	5.000	07/01/15	1,108
Florida State Department of Transportation Revenue Bonds (µ)	2,000	5.000	07/01/13	2,107
Hillsborough County Aviation Authority Revenue Bonds	1,000	5.000	10/01/14	1,089
JEA Electric System Revenue Bonds	1,000	5.000	10/01/17	1,185
Kissimmee Utility Authority Revenue Bonds (µ)	1,000	5.000	10/01/17	1,169
Miami-Dade County Educational Facilities Authority Revenue Bonds (µ)(æ)	1,750	5.000	04/01/14	1,904
Orlando Utilities Commission Revenue Bonds	3,000	5.000	10/01/19	3,683
Palm Beach County School District Certificate Of Participation (µ)	1,000	5.000	08/01/14	1,082
South Miami Health Facilities Authority Revenue Bonds	750	5.000	08/15/18	871
State of Florida General Obligation Unlimited	1,000	5.000	06/01/16	1,168
State of Florida General Obligation Unlimited	3,515	5.000	06/01/17	3,995
State of Florida Revenue Bonds (µ)	1,000	5.250	01/01/13	1,032
State of Florida Revenue Bonds	1,300	5.000	07/01/16	1,504
Tampa-Hillsborough County Expressway Authority Revenue Bonds (µ)	1,000	5.000	07/01/14	1,093

				40,846

Georgia - 4.2%
Atlanta Independent School System Certificate Of Participation	2,000	5.000	03/01/17	2,326
City of Atlanta Georgia Airport Revenue Bonds	2,000	5.000	01/01/16	2,287
City of Atlanta Georgia Airport Revenue Bonds	2,500	5.000	01/01/20	2,993
City of Atlanta Georgia Water & Wastewater Revenue Bonds	1,000	6.000	11/01/20	1,255
City of Atlanta Georgia Water & Wastewater Revenue Bonds (µ)	2,000	5.500	11/01/23	2,332
City of Atlanta Georgia Water & Wastewater Revenue Bonds	1,300	6.000	11/01/25	1,549
Georgia State Road & Tollway Authority Revenue Bonds	1,150	5.000	03/01/19	1,425
Hall County School District General Obligation Unlimited	1,000	5.000	11/01/12	1,024
Marietta Development Authority Revenue Bonds	515	6.250	06/15/20	529
Municipal Electric Authority of Georgia Revenue Bonds (µ)	850	6.250	01/01/17	1,017
Private Colleges & Universities Authority Revenue Bonds	1,500	5.000	09/01/16	1,755
Private Colleges & Universities Authority Revenue Bonds	645	5.250	10/01/27	687
State of Georgia General Obligation Unlimited	2,000	5.000	07/01/12	2,016
State of Georgia General Obligation Unlimited	2,100	5.500	07/01/13	2,228
State of Georgia General Obligation Unlimited	1,000	5.000	11/01/16	1,188
State of Georgia General Obligation Unlimited	1,240	5.000	07/01/17	1,499
State of Georgia General Obligation Unlimited	1,500	5.000	07/01/22	1,801

				27,911

Guam - 0.1%
Territory of Guam Revenue Bonds	500	5.375	12/01/24	527

Hawaii - 0.5%
City & County Honolulu Hawaii Wastewater System Revenue Bonds (µ)	1,500	5.000	07/01/19	1,783
Hawaii Housing & Community Development Corp. Revenue Bonds	150	3.700	01/01/22	154
State of Hawaii General Obligation Unlimited	1,000	5.000	02/01/15	1,120

				3,057

Idaho - 0.6%
Boise State University Revenue Bonds	1,100	5.000	04/01/17	1,297
Idaho Housing & Finance Association Revenue Bonds (µ)	1,330	5.250	07/15/21	1,579
Idaho State Building Authority Revenue Bonds	940	5.000	09/01/23	1,128

				4,004

Illinois - 3.8%
City of Chicago Illinois General Obligation Unlimited (µ)(æ)	1,000	5.000	01/01/14	1,077
City of Chicago Illinois General Obligation Unlimited (µ)	2,500	5.000	01/01/17	2,749
City of Chicago Illinois General Obligation Unlimited (µ)	2,135	5.000	12/01/23	2,342
City of Chicago Illinois O’Hare International Airport Revenue Bonds (µ)	1,000	5.000	01/01/19	1,103

Russell Tax Exempt Bond Fund	351

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $

City of Chicago Illinois O’Hare International Airport Revenue Bonds (µ)	1,320	5.000	01/01/20	1,506
Cook County Community Consolidated School District No. 15 Palatine General Obligation Limited (µ)	2,235	Zero coupon	12/01/13	2,163
Illinois Finance Authority Revenue Bonds	670	5.500	10/01/12	682
Illinois Finance Authority Revenue Bonds	1,000	5.000	03/01/15	1,108
Lake County Community Unit School District No. 116 Round Lake General Obligation Unlimited (µ)	400	7.600	02/01/14	451
Railsplitter Tobacco Settlement Authority Revenue Bonds	1,000	5.000	06/01/18	1,133
Railsplitter Tobacco Settlement Authority Revenue Bonds	1,000	5.000	06/01/19	1,133
Railsplitter Tobacco Settlement Authority Revenue Bonds	1,925	5.250	06/01/20	2,195
Railsplitter Tobacco Settlement Authority Revenue Bonds	1,000	5.500	06/01/23	1,139
Railsplitter Tobacco Settlement Authority Revenue Bonds	2,500	6.250	06/01/24	2,785
State of Illinois Revenue Bonds	1,250	5.000	06/15/14	1,363
State of Illinois Revenue Bonds (µ)	1,000	5.000	06/15/16	1,148
University of Illinois Revenue Bonds	1,115	5.000	04/01/20	1,333

				25,410

Indiana - 1.4%
Ball State University Revenue Bonds (µ)	1,000	5.000	07/01/16	1,149
City of Indianapolis Indiana Gas Utility Revenue Bonds (µ)	1,000	5.000	08/15/23	1,157
City of Whiting Indiana Revenue Bonds	375	5.000	01/01/16	420
Indiana Bond Bank Revenue Bonds (µ)	45	5.750	08/01/13	46
Indiana Finance Authority Revenue Bonds	1,000	4.900	01/01/16	1,102
Indiana Finance Authority Revenue Bonds	1,500	5.250	02/01/18	1,837
Indiana Finance Authority Revenue Bonds	1,000	5.000	02/01/19	1,230
Indianapolis Local Public Improvement Bond Bank Revenue Bonds	1,150	5.000	06/01/16	1,302
Indianapolis Local Public Improvement Bond Bank Revenue Bonds	1,000	5.000	02/01/18	1,207

				9,450

Iowa - 0.5%
Iowa Finance Authority Revenue Bonds (µ)	1,000	5.000	07/01/14	1,077
Iowa Higher Education Loan Authority Revenue Bonds	1,625	5.000	12/01/18	2,007

				3,084

Kansas - 0.2%
Wyandotte County-Kansas City Unified Government Revenue Bonds	2,070	Zero coupon	06/01/21	1,398

Louisiana - 0.8%
Louisiana Public Facilities Authority Revenue Bonds	1,000	5.000	07/01/19	1,151
Louisiana State Citizens Property Insurance Corp. Revenue Bonds (µ)	2,460	6.750	06/01/26	2,918
Louisiana State University & Agricultural & Mechanical College Revenue Bonds	1,000	5.000	07/01/16	1,160

				5,229

Maryland - 2.6%
County of Montgomery Maryland General Obligation Unlimited	2,000	5.000	07/01/17	2,414
County of Montgomery Maryland General Obligation Unlimited	1,350	5.000	07/01/19	1,691
County of Prince George’s Maryland General Obligation Limited	1,000	5.000	07/15/16	1,179
Maryland Economic Development Corp. Revenue Bonds	1,250	5.125	06/01/20	1,344
Maryland Economic Development Corp. Revenue Bonds	885	6.200	09/01/22	1,082
Maryland Economic Development Corp. Revenue Bonds	1,120	5.375	06/01/25	1,202
Maryland Economic Development Corp. Revenue Bonds	1,350	5.750	09/01/25	1,430
Maryland Health & Higher Educational Facilities Authority Revenue Bonds (Ê)	465	5.000	05/15/48	525
Maryland State Department of Transportation Revenue Bonds (æ)	1,100	5.000	05/01/14	1,203
Maryland State Transportation Authority Revenue Bonds	1,000	5.000	03/01/16	1,161
State of Maryland General Obligation Unlimited	2,500	5.250	03/01/13	2,605
State of Maryland General Obligation Unlimited	1,500	5.000	08/01/14	1,655

				17,491

352	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $

Massachusetts - 1.4%
Commonwealth of Massachusetts General Obligation Limited	930	5.500	11/01/15	1,087
Commonwealth of Massachusetts General Obligation Limited	1,000	5.500	10/01/16	1,202
Commonwealth of Massachusetts General Obligation Unlimited	1,500	5.250	08/01/13	1,593
Massachusetts Department of Transportation Revenue Bonds	1,380	5.000	01/01/15	1,517
Massachusetts School Building Authority Revenue Bonds	1,000	5.000	10/15/22	1,247
Massachusetts State Water Pollution Abatement Revenue Bonds	1,090	5.000	08/01/16	1,284
Massachusetts Water Resources Authority Revenue Bonds	1,525	5.000	08/01/14	1,681

				9,611

Michigan - 1.7%
City of Detroit Michigan Sewage Disposal System Revenue Bonds (µ)	1,000	5.000	07/01/14	1,050
City of Detroit Michigan Water Supply System Revenue Bonds (µ)	1,015	5.000	07/01/18	1,099
Detroit City School District General Obligation Unlimited (µ)	1,000	6.000	05/01/19	1,229
Kent Hospital Finance Authority Revenue Bonds	1,505	5.000	11/15/19	1,761
Kent Hospital Finance Authority Revenue Bonds (Ê)	500	5.250	01/15/47	531
Michigan State Hospital Finance Authority Revenue Bonds	1,000	5.500	11/01/14	1,064
Michigan Strategic Fund Revenue Bonds	2,000	6.250	06/01/14	2,205
Wayne County Airport Authority Revenue Bonds	2,000	5.000	12/01/17	2,273

				11,212

Minnesota - 2.7%
City of Minneapolis Minnesota Revenue Bonds	1,250	5.000	08/01/17	1,372
City of Minneapolis Minnesota Revenue Bonds	1,855	6.375	11/15/23	2,253
City of Rochester Minnesota Revenue Bonds (Ê)	1,125	4.000	11/15/30	1,288
City of Saint Louis Park Minnesota Revenue Bonds	1,165	5.500	07/01/17	1,363
City of Saint Louis Park Minnesota Revenue Bonds	725	5.500	07/01/18	858
Minnesota Municipal Power Agency Revenue Bonds	2,220	5.250	10/01/21	2,419
State of Minnesota General Obligation Unlimited	545	5.000	06/01/14	597
State of Minnesota General Obligation Unlimited	1,000	5.000	08/01/15	1,143
State of Minnesota General Obligation Unlimited	2,990	5.000	06/01/17	3,600
Tobacco Securitization Authority Minnesota Revenue Bonds	1,175	5.000	03/01/21	1,336
Tobacco Securitization Authority Minnesota Revenue Bonds	1,010	5.000	03/01/22	1,151
Tobacco Securitization Authority Minnesota Revenue Bonds	780	5.250	03/01/31	856

				18,236

Mississippi - 0.4%
Mississippi Development Bank Revenue Bonds (µ)	1,000	5.000	07/01/15	1,100
Mississippi Hospital Equipment & Facilities Authority Revenue Bonds	1,555	5.000	10/01/17	1,813

				2,913

Missouri - 0.7%
City of Saint Louis Missouri Airport Revenue Bonds	1,680	6.125	07/01/24	1,920
Missouri Highway & Transportation Commission Revenue Bonds	2,500	5.250	05/01/23	2,960

				4,880

Nebraska - 0.5%
Central Plains Energy Project Revenue Bonds	1,000	5.250	09/01/37	1,038
Nebraska Public Power District Revenue Bonds	2,000	4.000	01/01/21	2,267

				3,305

Nevada - 0.8%
County of Clark Nevada Airport System Revenue Bonds (µ)	2,500	5.000	07/01/22	2,883
County of Clark Nevada General Obligation Limited (µ)	1,000	5.000	11/01/13	1,070
County of Clark Nevada Revenue Bonds	1,000	5.000	07/01/16	1,128

				5,081

Russell Tax Exempt Bond Fund	353

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $

New Jersey - 4.0%
New Jersey Economic Development Authority Revenue Bonds	1,000	5.000	09/01/12	1,016
New Jersey Economic Development Authority Revenue Bonds	1,020	5.375	06/15/15	1,170
New Jersey Economic Development Authority Revenue Bonds (µ)	1,500	5.500	06/15/16	1,788
New Jersey Economic Development Authority Revenue Bonds	2,500	5.000	09/01/18	2,994
New Jersey Economic Development Authority Revenue Bonds	2,765	5.000	06/15/20	3,165
New Jersey Economic Development Authority Revenue Bonds	75	5.000	06/15/21	86
New Jersey Educational Facilities Authority Revenue Bonds	2,000	5.000	07/01/16	2,364
New Jersey Health Care Facilities Financing Authority Revenue Bonds	980	5.000	07/01/13	1,014
New Jersey Health Care Facilities Financing Authority Revenue Bonds (µ)	1,000	5.000	09/15/17	1,147
New Jersey Transportation Trust Fund Authority Revenue Bonds	1,000	5.000	12/15/16	1,161
New Jersey Transportation Trust Fund Authority Revenue Bonds (µ)	1,500	5.000	06/15/18	1,654
New Jersey Transportation Trust Fund Authority Revenue Bonds	1,000	5.000	12/15/18	1,204
New Jersey Transportation Trust Fund Authority Revenue Bonds	3,750	5.500	06/15/31	4,325
State of New Jersey General Obligation Unlimited (µ)	2,080	5.500	07/15/18	2,586
Tobacco Settlement Financing Corp. Revenue Bonds	1,400	4.500	06/01/23	1,327

				27,001

New Mexico - 0.6%
State of New Mexico Revenue Bonds	3,500	5.000	07/01/15	3,982

New York - 10.3%
Battery Park City Authority Revenue Bonds	1,500	5.250	11/01/22	1,610
Brooklyn Arena Local Development Corp. Revenue Bonds	2,250	6.500	07/15/30	2,559
Buffalo & Erie County Industrial Land Development Corp. Revenue Bonds	1,350	5.750	10/01/26	1,578
City of New York New York General Obligation Unlimited	750	5.000	11/01/12	768
City of New York New York General Obligation Unlimited	1,500	5.000	08/01/15	1,704
City of New York New York General Obligation Unlimited	2,170	5.000	08/01/16	2,535
City of New York New York General Obligation Unlimited	1,500	5.000	08/01/19	1,835
Hempstead Town Local Development Corp. Revenue Bonds	1,600	5.750	07/01/23	1,827
Metropolitan Transportation Authority Revenue Bonds	1,430	6.500	11/15/28	1,811
New York City Health & Hospital Corp. Revenue Bonds	1,500	5.000	02/15/17	1,748
New York City Municipal Water Finance Authority Revenue Bonds (µ)	865	5.000	06/15/21	967
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	890	5.000	11/01/20	1,106
New York City Trust for Cultural Resources Revenue Bonds	940	5.000	07/01/21	1,105
New York State Dormitory Authority Revenue Bonds	3,415	5.000	07/01/16	3,822
New York State Dormitory Authority Revenue Bonds	1,755	5.000	07/01/17	2,075
New York State Dormitory Authority Revenue Bonds	1,000	5.000	10/01/19	1,248
New York State Dormitory Authority Revenue Bonds	1,000	5.250	02/15/21	1,229
New York State Dormitory Authority Revenue Bonds	180	5.000	07/01/21	220
New York State Dormitory Authority Revenue Bonds	1,000	6.500	12/01/21	1,118
New York State Dormitory Authority Revenue Bonds	2,400	5.000	05/01/22	2,813
New York State Dormitory Authority Revenue Bonds	725	5.000	05/15/23	887
New York State Dormitory Authority Revenue Bonds	835	5.000	07/01/24	996
New York State Dormitory Authority Revenue Bonds	2,500	5.250	07/01/29	2,888
New York State Environmental Facilities Corp. Revenue Bonds	770	5.000	06/15/22	918
New York State Environmental Facilities Corp. Revenue Bonds	1,640	5.000	09/15/23	1,914
New York State Thruway Authority Revenue Bonds (µ)	1,575	5.250	04/01/13	1,647
New York State Thruway Authority Revenue Bonds	4,000	5.000	04/01/14	4,346
New York State Thruway Authority Revenue Bonds	2,300	5.000	03/15/19	2,813
New York State Urban Development Corp. Revenue Bonds	2,500	5.000	03/15/17	2,969
Port Authority of New York & New Jersey Revenue Bonds	2,500	6.500	12/01/28	2,691
Sales Tax Asset Receivable Corp. Revenue Bonds (µ)	1,700	5.000	10/15/25	1,864
State of New York General Obligation Unlimited	1,500	5.000	02/15/14	1,623
State of New York General Obligation Unlimited	2,000	5.000	12/15/21	2,538
Triborough Bridge & Tunnel Authority Revenue Bonds	950	5.000	11/15/17	1,143
Triborough Bridge & Tunnel Authority Revenue Bonds (µ)	1,000	5.500	11/15/20	1,278

354	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $

Triborough Bridge & Tunnel Authority Revenue Bonds (Ê)	2,250	5.000	11/15/25	2,411
Triborough Bridge & Tunnel Authority Revenue Bonds (Ê)	900	5.000	11/15/38	1,014
Troy Capital Resource Corp. Revenue Bonds	1,000	5.000	09/01/20	1,185

				68,803

North Carolina - 1.5%
City of Charlotte North Carolina General Obligation Unlimited	1,890	5.000	06/01/15	2,150
North Carolina Eastern Municipal Power Agency Revenue Bonds	650	5.000	01/01/16	733
North Carolina Medical Care Commission Revenue Bonds	410	5.400	10/01/27	416
North Carolina Municipal Power Agency No. 1 Revenue Bonds	200	5.500	01/01/13	207
State of North Carolina General Obligation Unlimited	1,000	5.000	03/01/14	1,040
State of North Carolina General Obligation Unlimited	2,500	5.000	05/01/20	3,157
State of North Carolina Revenue Bonds	1,000	5.000	05/01/19	1,230
University of North Carolina at Chapel Hill Revenue Bonds	1,205	5.000	12/01/31	1,346

				10,279

Ohio - 1.6%
City of Cleveland Ohio Airport System Revenue Bonds	585	5.000	01/01/28	629
County of Montgomery Ohio Revenue Bonds	1,100	5.750	11/15/22	1,333
Kent State University Revenue Bonds (µ)	2,000	5.000	05/01/16	2,280
Ohio Air Quality Development Authority Revenue Bonds	1,110	5.700	02/01/14	1,185
Ohio Air Quality Development Authority Revenue Bonds	1,050	5.625	06/01/18	1,194
Ohio Air Quality Development Authority Revenue Bonds	1,725	5.700	08/01/20	1,959
University of Cincinnati Revenue Bonds	1,965	5.000	06/01/21	2,390

				10,970

Oklahoma - 0.2%
Oklahoma Development Finance Authority Revenue Bonds	275	5.000	10/01/13	290
Tulsa County Industrial Authority Revenue Bonds	1,000	4.000	09/01/14	1,076

				1,366

Oregon - 1.1%
City of Portland Oregon Sewer System Revenue Bonds	2,000	5.000	06/15/18	2,447
Morrow County School District No. 1 General Obligation Unlimited (µ)	1,955	5.500	06/15/21	2,481
Oregon Department of Transportation Revenue Bonds	2,000	5.250	11/15/14	2,240

				7,168

Pennsylvania - 5.1%
Allegheny County Hospital Development Authority Revenue Bonds	2,000	5.000	09/01/16	2,319
Allegheny County Industrial Development Authority Revenue Bonds	920	6.500	05/01/17	988
Berks County Municipal Authority Revenue Bonds	1,960	5.250	11/01/24	2,231
Berks County Vocational Technical School Authority Revenue Bonds (µ)	1,260	5.000	06/01/15	1,375
Butler County Hospital Authority Revenue Bonds	1,000	7.125	07/01/29	1,217
Commonwealth of Pennsylvania General Obligation Unlimited	2,000	5.000	08/01/13	2,116
Commonwealth of Pennsylvania General Obligation Unlimited	2,500	5.500	01/01/14	2,713
Commonwealth of Pennsylvania General Obligation Unlimited (µ)	1,000	5.000	09/01/15	1,104
Commonwealth of Pennsylvania General Obligation Unlimited (µ)	1,300	5.375	07/01/17	1,585
County of Allegheny Pennsylvania General Obligation Unlimited (µ)	1,000	5.000	10/01/15	1,122
Delaware County Industrial Development Authority Revenue Bonds	940	5.250	08/15/30	768
Montgomery County Industrial Development Authority Revenue Bonds	1,000	5.000	11/15/17	1,092
Pennsylvania Economic Development Financing Authority Revenue Bonds	1,200	6.250	10/15/23	1,359
Pennsylvania Economic Development Financing Authority Revenue Bonds (Ê)	605	5.000	12/01/42	607
Pennsylvania Higher Educational Facilities Authority Revenue Bonds	1,000	5.000	09/01/17	1,203
Pennsylvania Higher Educational Facilities Authority Revenue Bonds (µ)	3,000	5.000	06/15/20	3,283
Pennsylvania Higher Educational Facilities Authority Revenue Bonds	1,125	6.000	07/01/21	1,302
Pennsylvania Higher Educational Facilities Authority Revenue Bonds	1,940	5.250	05/01/24	2,227

Russell Tax Exempt Bond Fund	355

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $

Pennsylvania Intergovernmental Cooperation Authority Special Tax	1,000	5.000	06/15/17	1,192
Pennsylvania Turnpike Commission Revenue Bonds (µ)	1,450	5.500	12/01/13	1,564
Philadelphia School District General Obligation Unlimited	1,480	5.000	06/01/12	1,486
University of Pittsburgh Revenue Bonds	1,000	5.500	09/15/21	1,245

				34,098

Puerto Rico - 3.8%
Commonwealth of Puerto Rico General Obligation Unlimited (æ)	1,780	5.250	07/01/13	1,882
Commonwealth of Puerto Rico General Obligation Unlimited	750	5.250	07/01/15	819
Commonwealth of Puerto Rico General Obligation Unlimited (æ)	620	5.250	07/01/16	736
Commonwealth of Puerto Rico General Obligation Unlimited	1,500	5.000	07/01/21	1,630
Government Development Bank for Puerto Rico Revenue Bonds (µ)	2,830	4.750	12/01/15	2,903
Puerto Rico Electric Power Authority Revenue Bonds (µ)	1,005	5.500	07/01/16	1,147
Puerto Rico Electric Power Authority Revenue Bonds	1,000	5.000	07/01/17	1,119
Puerto Rico Electric Power Authority Revenue Bonds (µ)	500	5.500	07/01/17	571
Puerto Rico Highway & Transportation Authority Revenue Bonds	2,000	5.000	07/01/13	2,088
Puerto Rico Housing Finance Authority Revenue Bonds	180	5.500	12/01/15	202
Puerto Rico Housing Finance Authority Revenue Bonds	1,830	5.500	12/01/16	2,062
Puerto Rico Public Buildings Authority Revenue Bonds (æ)	2,000	5.500	07/01/14	2,212
Puerto Rico Public Buildings Authority Revenue Bonds	500	5.750	07/01/16	561
Puerto Rico Sales Tax Financing Corp. Revenue Bonds (æ)	30	6.125	02/01/14	33
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	650	5.000	08/01/22	779
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	2,500	5.500	08/01/22	2,908
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	970	6.125	08/01/29	1,034
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	2,500	6.500	08/01/35	2,979

				25,665

South Carolina - 0.8%
Piedmont Municipal Power Agency Revenue Bonds	1,000	5.000	01/01/20	1,190
South Carolina State Public Service Authority Revenue Bonds	1,000	5.000	12/01/16	1,174
South Carolina Transportation Infrastructure Bank Revenue Bonds	2,500	5.000	10/01/17	2,925

				5,289

South Dakota - 0.2%
South Dakota Housing Development Authority Revenue Bonds	270	4.800	05/01/22	271
South Dakota State Building Authority Revenue Bonds (µ)	1,330	5.000	09/01/12	1,351

				1,622

Tennessee - 1.0%
City of Memphis Tennessee Revenue Bonds	2,500	5.000	12/01/14	2,766
City of Memphis Tennessee Revenue Bonds	1,135	5.000	12/01/15	1,295
Memphis-Shelby County Airport Authority Revenue Bonds	1,000	5.050	09/01/12	1,014
Metropolitan Government of Nashville & Davidson County Tennessee Water & Sewer Revenue Bonds	1,500	5.000	07/01/21	1,833

				6,908

Texas - 8.6%
Canadian River Municipal Water Authority Corp. Revenue Bonds (µ)	800	5.000	02/15/17	924
Canadian River Municipal Water Authority Corp. Revenue Bonds (µ)	415	5.000	02/15/18	476
City of Austin Texas Water & Wastewater System Revenue Bonds (µ)	1,000	5.250	11/15/14	1,117
City of Bryan Texas Revenue Bonds	1,000	5.000	07/01/15	1,120
City of Dallas Texas Waterworks & Sewer System Revenue Bonds (µ)	2,500	5.000	10/01/17	3,027
City of Dallas Texas Waterworks & Sewer System Revenue Bonds	2,000	5.000	10/01/18	2,465
City of Fort Worth Texas Water & Sewer System Revenue Bonds	1,000	5.000	02/15/13	1,037
City of Fort Worth Texas Water & Sewer System Revenue Bonds	1,340	5.000	02/15/17	1,592
City of Houston Texas Airport System Revenue Bonds	1,500	5.000	07/01/17	1,762

356	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $

City of Houston Texas General Obligation Limited	1,375	5.250	03/01/28	1,584
City of Houston Texas Revenue Bonds	1,890	5.000	09/01/20	2,174
City of New Braunfels Texas General Obligation Limited (µ)(æ)	665	5.250	10/01/14	743
City of San Antonio Texas Revenue Bonds	50	5.250	02/01/13	52
City of San Antonio Texas Revenue Bonds	1,000	5.000	02/01/14	1,080
City of San Antonio Texas Revenue Bonds	1,000	5.000	02/01/18	1,212
City of San Antonio Texas Water System Revenue Revenue Bonds	2,250	5.000	05/15/24	2,710
Conroe Independent School District General Obligation Unlimited	1,445	5.000	02/15/13	1,498
Conroe Independent School District General Obligation Unlimited	1,085	5.000	02/15/25	1,282
County of Fort Bend Texas General Obligation Limited (µ)	1,000	5.000	03/01/16	1,157
County of Travis Texas General Obligation Limited	1,000	5.000	03/01/15	1,122
Dallas Convention Center Hotel Development Corp. Revenue Bonds	2,150	5.250	01/01/23	2,415
Dallas Independent School District General Obligation Unlimited	2,100	5.000	02/15/14	2,271
Dallas/Fort Worth International Airport Revenue Bonds	280	5.000	11/01/22	314
Dallas/Fort Worth International Airport Revenue Bonds	200	5.000	11/01/23	223
Dallas/Fort Worth International Airport Revenue Bonds	250	5.000	11/01/24	278
Dickinson Independent School District General Obligation Unlimited	1,000	5.000	02/15/23	1,106
Fort Worth Independent School District General Obligation Unlimited	2,000	5.000	02/15/18	2,430
Grand Prairie Independent School District General Obligation Unlimited	750	5.000	02/15/19	881
Lower Colorado River Authority Revenue Bonds (µ)	430	5.875	05/15/14	432
Lower Colorado River Authority Revenue Bonds	1,300	5.000	05/15/16	1,503
North East Independent School District General Obligation Unlimited (µ)(æ)	1,000	5.000	08/01/14	1,104
North Texas Municipal Water District Revenue Bonds (µ)	2,000	5.000	09/01/13	2,124
North Texas Tollway Authority Revenue Bonds	960	6.000	01/01/24	1,125
North Texas Tollway Authority Revenue Bonds (Ê)	1,235	5.750	01/01/38	1,424
Round Rock Independent School District General Obligation Unlimited	1,350	5.250	08/01/14	1,496
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds	1,500	5.000	11/15/16	1,751
Texas A&M University Revenue Bonds	2,000	5.000	05/15/15	2,263
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds	1,445	7.500	12/31/31	1,743
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds	1,250	7.500	06/30/33	1,513
Texas Transportation Commission Revenue Bonds	2,500	5.000	04/01/25	2,837

				57,367

Utah - 0.3%
State of Utah General Obligation Unlimited	2,000	5.000	07/01/16	2,354

Virgin Islands - 0.0%
Virgin Islands Public Finance Authority Revenue Bonds	200	5.000	10/01/13	208

Virginia - 2.9%
Chesapeake Economic Development Authority Revenue Bonds (Ê)	550	3.600	02/01/32	562
Chesterfield County Economic Development Authority Revenue Bonds	650	5.000	05/01/23	745
Commonwealth of Virginia General Obligation Unlimited	1,000	5.000	06/01/23	1,178
County of Fairfax Virginia General Obligation Unlimited	1,750	5.250	04/01/14	1,914
County of Fairfax Virginia General Obligation Unlimited	3,000	5.000	04/01/18	3,672
University of Virginia Revenue Bonds (æ)	2,345	5.000	06/01/13	2,466
University of Virginia Revenue Bonds	205	5.000	06/01/20	213
University of Virginia Revenue Bonds	240	5.000	06/01/21	248
Virginia College Building Authority Revenue Bonds (æ)	2,065	5.000	02/01/14	2,232
Virginia Commonwealth Transportation Board Revenue Bonds	2,000	5.000	03/15/18	2,425
Virginia Commonwealth Transportation Board Revenue Bonds	1,250	4.750	05/15/21	1,337
Virginia Public Building Authority Revenue Bonds	1,000	5.000	08/01/14	1,101
Virginia Public School Authority Revenue Bonds	1,000	5.000	08/01/17	1,201

				19,294

Russell Tax Exempt Bond Fund	357

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Rate %	Date of Maturity	Value $

Washington - 2.9%
City of Seattle Washington Municipal Light & Power Revenue Bonds	1,500		5.000	02/01/14	1,620
Clark County Public Utility District No. 1 Revenue Bonds	1,375		5.000	01/01/14	1,464
County of King Washington Sewer Revenue Bonds (µ)	1,625		5.000	01/01/14	1,750
Energy Northwest Revenue Bonds	1,000		5.000	07/01/14	1,098
Energy Northwest Revenue Bonds	2,500		5.000	07/01/15	2,840
Energy Northwest Revenue Bonds	1,000		7.125	07/01/16	1,250
King County Public Hospital District No. 2 General Obligation Limited (µ)	1,000		5.000	12/01/19	1,128
King County School District No. 405 Bellevue General Obligation Unlimited (µ)	1,000		5.000	12/01/14	1,111
Mason County School District No. 309 Shelton General Obligation Unlimited (µ)	1,115		5.000	12/01/18	1,344
Pierce County School District No. 3 Puyallup General Obligation Unlimited (µ)	1,000		5.000	12/01/18	1,135
Port of Seattle Washington Revenue Bonds	1,000		5.000	06/01/22	1,171
Snohomish County School District No. 15 Edmonds General Obligation Unlimited (µ)	2,000		5.000	12/01/18	2,302
State of Washington General Obligation Unlimited	1,000		5.000	07/01/17	1,195

					19,408

West Virginia - 0.2%
West Virginia University Revenue Bonds	1,350		5.000	10/01/21	1,672

Wisconsin - 0.3%
Wisconsin Department of Transportation Revenue Bonds (µ)	1,500		5.000	07/01/19	1,861
Wisconsin Health & Educational Facilities Authority Revenue Bonds	210		5.250	05/01/12	210
Wisconsin Health & Educational Facilities Authority Revenue Bonds	220		5.250	05/01/13	225

					2,296

Wyoming - 0.2%
County of Laramie Wyoming Revenue Bonds	1,000		4.000	05/01/22	1,069

Total Municipal Bonds (cost 577,326)					616,338

Short-Term Investments - 7.5%
Russell U.S. Cash Management Fund	50,160,650	(¥)			50,161

Total Short-Term Investments (cost 50,161)					50,161

Total Investments - 99.4% (identified cost $627,487)					666,499

Other Assets and Liabilities, Net - 0.6%					4,114

Net Assets - 100.0%					670,613

See accompanying notes which are an integral part of the financial statements.

358	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Presentation of Portfolio Holdings — April 30, 2012 (Unaudited)

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Municipal Bonds
Alabama	$—	$9,789	$—	$9,789	1.5
Alaska	—	1,712	—	1,712	0.3
Arizona	—	21,609	—	21,609	3.2
Arkansas	—	1,851	—	1,851	0.3
California	—	63,983	—	63,983	9.5
Colorado	—	6,888	—	6,888	1.0
Connecticut	—	5,797	—	5,797	0.9
Delaware	—	4,245	—	4,245	0.6
Florida	—	40,846	—	40,846	6.1
Georgia	—	27,911	—	27,911	4.2
Guam	—	527	—	527	0.1
Hawaii	—	3,057	—	3,057	0.5
Idaho	—	4,004	—	4,004	0.6
Illinois	—	25,410	—	25,410	3.8
Indiana	—	9,450	—	9,450	1.4
Iowa	—	3,084	—	3,084	0.5
Kansas	—	1,398	—	1,398	0.2
Louisiana	—	5,229	—	5,229	0.8
Maryland	—	17,491	—	17,491	2.6
Massachusetts	—	9,611	—	9,611	1.4
Michigan	—	11,212	—	11,212	1.7
Minnesota	—	18,236	—	18,236	2.7
Mississippi	—	2,913	—	2,913	0.4
Missouri	—	4,880	—	4,880	0.7
Nebraska	—	3,305	—	3,305	0.5
Nevada	—	5,081	—	5,081	0.8
New Jersey	—	27,001	—	27,001	4.0
New Mexico	—	3,982	—	3,982	0.6
New York	—	68,803	—	68,803	10.3
North Carolina	—	10,279	—	10,279	1.5
Ohio	—	10,970	—	10,970	1.6
Oklahoma	—	1,366	—	1,366	0.2
Oregon	—	7,168	—	7,168	1.1
Pennsylvania	—	34,098	—	34,098	5.1
Puerto Rico	—	25,665	—	25,665	3.8
South Carolina	—	5,289	—	5,289	0.8
South Dakota	—	1,622	—	1,622	0.2
Tennessee	—	6,908	—	6,908	1.0
Texas	—	57,367	—	57,367	8.6
Utah	—	2,354	—	2,354	0.3
Virgin Islands	—	208	—	208	—	*
Virginia	—	19,294	—	19,294	2.9
Washington	—	19,408	—	19,408	2.9
West Virginia	—	1,672	—	1,672	0.2
Wisconsin	—	2,296	—	2,296	0.3
Wyoming	—	1,069	—	1,069	0.2
Short-Term Investments	—	50,161	—	50,161	7.5

Total Investments	$—	$666,499	$—	$666,499	99.4

Other Assets and Liabilities, Net					0.6

					100.0

*	Less than .05% of net assets.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of Levels 1, 2 and 3 during the period ended April 30, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund	359

Russell Investment Company

Russell Tax Exempt Bond Fund

Statement of Assets and Liabilities — April 30, 2012 (Unaudited)

Amounts in thousands

Assets
Investments, at identified cost	$627,487
Investments, at market*	666,499
Receivables:
Interest	8,357
Dividends from affiliated Russell money market funds	6
Fund shares sold	2,643
Prepaid expenses	1

Total assets	677,506

Liabilities
Payables:
Investments purchased	5,910
Fund shares redeemed	599
Accrued fees to affiliates	300
Other accrued expenses	84

Total liabilities	6,893

Net Assets	$670,613

See accompanying notes which are an integral part of the financial statements.

360	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Statement of Assets and Liabilities, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,443
Accumulated net realized gain (loss)	(5,078)
Unrealized appreciation (depreciation) on investments	39,012
Shares of beneficial interest	292
Additional paid-in capital	634,944

Net Assets	$670,613

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(a)	$23.06
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$23.96
Class A — Net assets	$7,742,964
Class A — Shares outstanding ($.01 par value)	335,743
Net asset value per share: Class C(a)	$22.94
Class C — Net assets	$27,459,573
Class C — Shares outstanding ($.01 par value)	1,197,039
Net asset value per share: Class E(a)	$23.02
Class E — Net assets	$35,231,719
Class E — Shares outstanding ($.01 par value)	1,530,519
Net asset value per share: Class S(a)	$22.98
Class S — Net assets	$600,178,445
Class S — Shares outstanding ($.01 par value)	26,112,925
Amounts in thousands

* Investments in affiliates, Russell U.S. Cash Management Fund	$50,161
(a) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund	361

Russell Investment Company

Russell Tax Exempt Bond Fund

Statement of Operations — For the Period Ended April 30, 2012 (Unaudited)

Amounts in thousands

Investment Income
Dividends from affiliated Russell money market funds	$22
Interest	10,499

Total investment income	10,521

Expenses
Advisory fees	944
Administrative fees	157
Custodian fees	45
Distribution fees - Class A	6
Distribution fees - Class C	93
Transfer agent fees - Class A	4
Transfer agent fees - Class C	22
Transfer agent fees - Class E	28
Transfer agent fees - Class S	511
Professional fees	28
Registration fees	58
Shareholder servicing fees - Class C	31
Shareholder servicing fees - Class E	39
Trustees’ fees	6
Printing fees	5
Miscellaneous	11

Expenses before reductions	1,988
Expense reductions	(124)

Net expenses	1,864

Net investment income (loss)	8,657

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	929
Net change in unrealized appreciation (depreciation) on investments	15,062

Net realized and unrealized gain (loss)	15,991

Net Increase (Decrease) in Net Assets from Operations	$24,648

See accompanying notes which are an integral part of the financial statements.

362	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Statements of Changes in Net Assets

Amounts in thousands	Period Ended April 30, 2012 (Unaudited)	Fiscal Year Ended October 31, 2011

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$8,657	$17,156
Net realized gain (loss)	929	(526)
Net change in unrealized appreciation (depreciation)	15,062	(3,191)

Net increase (decrease) in net assets from operations	24,648	13,439

Distributions
From net investment income
Class A	(55)	(65)
Class C	(234)	(519)
Class E	(405)	(915)
Class S	(8,109)	(15,620)

Net decrease in net assets from distributions	(8,803)	(17,119)

Share Transactions
Net increase (decrease) in net assets from share transactions	59,186	43,544

Total Net Increase (Decrease) in Net Assets	75,031	39,864

Net Assets
Beginning of period	595,582	555,718

End of period	$670,613	$595,582

Undistributed (overdistributed) net investment income included in net assets	$1,443	$1,589

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund	363

Russell Investment Company

Russell Tax Exempt Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income
Class A
April 30, 2012*	22.48	.28	.60	.88	(.30)
October 31, 2011	22.64	.62	(.16)	.46	(.62)
October 31, 2010(5)	22.31	.27	.29	.56	(.23)
Class C
April 30, 2012*	22.36	.20	.60	.80	(.22)
October 31, 2011	22.53	.47	(.18)	.29	(.46)
October 31, 2010	21.87	.51	.66	1.17	(.51)
October 31, 2009	20.51	.54	1.37	1.91	(.55)
October 31, 2008	21.31	.55	(.80)	(.25)	(.55)
October 31, 2007	21.63	.58	(.32)	.26	(.58)
Class E
April 30, 2012*	22.44	.29	.59	.88	(.30)
October 31, 2011	22.61	.63	(.17)	.46	(.63)
October 31, 2010	21.94	.68	.67	1.35	(.68)
October 31, 2009	20.57	.70	1.37	2.07	(.70)
October 31, 2008	21.38	.72	(.82)	(.10)	(.71)
October 31, 2007	21.70	.76	(.34)	.42	(.74)
Class S
April 30, 2012*	22.41	.32	.58	.90	(.33)
October 31, 2011	22.57	.69	(.16)	.53	(.69)
October 31, 2010	21.91	.73	.66	1.39	(.73)
October 31, 2009	20.54	.76	1.37	2.13	(.76)
October 31, 2008	21.36	.77	(.82)	(.05)	(.77)
October 31, 2007	21.67	.80	(.32)	.48	(.79)

See accompanying notes which are an integral part of the financial statements.

364	Russell Tax Exempt Bond Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.30)	23.06	3.93	7,743	.83	.83	2.49	15
(.62)	22.48	2.11	2,918	.83	.83	2.80	29
(.23)	22.64	2.51	1,791	.85	.85	2.85	24

(.22)	22.94	3.58	27,460	1.58	1.54	1.80	15
(.46)	22.36	1.35	22,694	1.59	1.54	2.12	29
(.51)	22.53	5.43	28,301	1.59	1.51	2.31	24
(.55)	21.87	9.42	24,393	1.58	1.50	2.53	52
(.55)	20.51	(1.25)	16,541	1.56	1.54	2.61	54
(.58)	21.31	1.21	12,722	1.55	1.55	2.72	72

(.30)	23.02	3.94	35,232	.83	.79	2.55	15
(.63)	22.44	2.12	29,512	.84	.79	2.86	29
(.68)	22.61	6.25	33,042	.84	.76	3.05	24
(.70)	21.94	10.19	23,434	.84	.76	3.29	52
(.71)	20.57	(.46)	18,422	.81	.79	3.37	54
(.74)	21.38	1.96	19,442	.80	.80	3.48	72

(.33)	22.98	4.07	600,178	.58	.54	2.81	15
(.69)	22.41	2.43	540,458	.59	.54	3.11	29
(.73)	22.57	6.47	492,584	.59	.51	3.30	24
(.76)	21.91	10.48	411,956	.58	.50	3.53	52
(.77)	20.54	(.23)	366,707	.56	.54	3.61	54
(.79)	21.36	2.26	336,275	.55	.55	3.72	72

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund	365

Russell Investment Company

Russell Commodity Strategies Fund

Shareholder Expense Example — April 30, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Semi-annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from November 1, 2011 to April 30, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$937.23	$1,017.21
Expenses Paid During Period*	$7.42	$7.72

*	Expenses are equal to the Fund’s annualized expense ratio of 1.54% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$933.84	$1,013.48
Expenses Paid During Period*	$11.01	$11.46

*	Expenses are equal to the Fund’s annualized expense ratio of 2.29% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$937.70	$1,017.21
Expenses Paid During Period*	$7.42	$7.72

*	Expenses are equal to the Fund’s annualized expense ratio of 1.54% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$937.99	$1,018.45
Expenses Paid During Period*	$6.22	$6.47

*	Expenses are equal to the Fund’s annualized expense ratio of 1.29% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

366	Russell Commodity Strategies Fund

Russell Investment Company

Russell Commodity Strategies Fund

Shareholder Expense Example, continued — April 30, 2012 (Unaudited)

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$939.79	$1,019.34
Expenses Paid During Period*	$5.35	$5.57

*	Expenses are equal to the Fund’s annualized expense ratio of 1.11% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Commodity Strategies Fund	367

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Schedule of Investments — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Long-Term Investments - 4.3%
United States Government Agencies - 4.3%
Federal Farm Credit Bank 0.189% due 07/29/13 (Ê)	10,100		10,100
Federal Home Loan Banks 0.200% due 05/02/13	12,000		11,993
Federal Home Loan Mortgage Corp. 0.191% due 05/06/13 (Ê)	10,000		10,012
Federal National Mortgage Association 0.550% due 08/23/13	7,000		7,004
0.211% due 11/08/13 (Ê)	15,000		15,002

			54,111

Total Long-Term Investments (cost $54,087)			54,111

Short-Term Investments - 90.8%
Federal Farm Credit Bank 0.400% due 08/17/12 (Ê)(§)	8,000		8,005
0.206% due 02/11/13 (Ê)	22,000		22,008
0.210% due 03/15/13 (Ê)	20,000		20,008
Federal Farm Credit Discount Notes Zero coupon due 05/15/12	11,000		11,000
Zero coupon due 11/20/12	10,000		9,993
Federal Home Loan Banks 0.201% due 09/04/12 (Ê)	18,000		18,008
0.179% due 11/01/12 (Ê)	18,000		18,003
0.200% due 11/21/12	16,000		15,998
0.280% due 03/06/13	10,000		10,003
0.240% due 04/12/13	13,000		12,998
Series 1 0.360% due 03/15/13 (Ê)	15,000		15,022
Federal Home Loan Mortgage Corp. 1.000% due 08/28/12	12,000		12,034
0.515% due 11/26/12	10,000		10,017
0.750% due 12/28/12	15,000		15,051
0.200% due 03/21/13 (Ê)	18,000		18,010
Federal National Mortgage Association 0.260% due 08/23/12 (Ê)	17,500		17,506
0.270% due 09/17/12 (Ê)	15,000		15,007
0.330% due 12/03/12 (Ê)	15,000		15,014
0.375% due 12/28/12	12,500		12,518
Freddie Mac Discount Notes Zero coupon due 05/24/12	20,000		19,999
Russell U.S. Cash Management Fund	368,506,031	(¥)	368,506
United States Treasury Bills 0.061% due 05/24/12	100,000		99,996
0.064% due 05/31/12	100,000		99,994
Zero coupon due 06/28/12 (ç)(ž)(§)	6,700		6,699
Zero coupon due 07/19/12 (ž)(§)	48,000		47,991
0.101% due 08/16/12	5,000		4,998
0.115% due 08/23/12	7,000		6,998
0.132% due 08/30/12	100,000		99,964
0.132% due 09/27/12 (§)	5,000		4,997
0.143% due 09/27/12 (§)	20,000		19,990

	Principal Amount ($) or Shares	Market Value $
0.142% due 10/11/12 (§)	18,000	17,989
0.135% due 10/18/12	10,000	9,993
United States Treasury Notes Zero coupon due 06/15/12	10,000	10,022
0.375% due 08/31/12 (§)	5,000	5,004
0.375% due 09/30/12 (§)	10,000	10,010
0.375% due 10/31/12 (§)	10,000	10,011
1.125% due 12/15/12 (§)	5,000	5,029
0.625% due 04/30/13	18,000	18,074

Total Short-Term Investments (cost $1,142,354)		1,142,467

Total Investments - 95.1% (identified cost $1,196,441)		1,196,578

Other Assets and Liabilities, Net - 4.9%		61,711

Net Assets - 100.0%		1,258,289

See accompanying notes which are an integral part of the financial statements.

368	Russell Commodity Strategies Fund

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Corn Futures	496	USD	13,473	12/12	(658)
Light Sweet Crude Oil Futures	412	USD	43,552	08/12	(1,019)
Natural Gas Futures	454	USD	11,391	08/12	(1,829)
Soybean Futures	76	USD	5,248	11/12	53
Short Positions
Corn Futures	496	USD	15,729	07/12	(314)
Light Sweet Crude Oil Futures	412	USD	43,207	05/12	(189)
Natural Gas Futures	454	USD	10,869	06/12	(853)
Soybean Futures	76	USD	5,721	07/12	(46)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(4,855)

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund	369

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Index Swaps
Fund Receives Underlying Security	Counterparty	Notional Amount $		Fund Pays	Termination Date	Market Value $

Dow Jones-UBS Commodity Index	Merrill Lynch	USD	6,000	0.140%	10/31/12	135
Dow Jones-UBS Commodity Index 3 Month Forward	Merrill Lynch	USD	3,528	0.250%	06/20/12	(37)
Dow Jones-UBS Commodity Index 3 Month Forward	Merrill Lynch	USD	99,471	0.250%	06/20/12	(1,050)
Dow Jones-UBS Commodity Index 3 Month Forward	Merrill Lynch	USD	121,670	0.250%	06/20/12	(1,284)
Dow Jones-UBS Commodity Index 3 Month Forward	Merrill Lynch	USD	6,239	0.250%	06/20/12	(66)
Dow Jones-UBS Commodity Index 3 Month Forward	Merrill Lynch	USD	8,881	0.250%	06/20/12	(94)
Dow Jones-UBS Commodity Index 3 Month Forward	UBS	USD	144,464	0.250%	01/28/13	(1,525)
Dow Jones-UBS Commodity Index 3 Month Forward	UBS AG	USD	119,656	0.250%	01/28/13	(1,263)
Dow Jones-UBS Commodity Index Total Return	Morgan Stanley	USD	31,093	1.000%	12/23/13	763
Dow Jones-UBS Commodity Index Total Return	UBS AG	USD	47,215	USD 3 Month T-Bill plus 0.148%	05/24/12	1,078
Dow Jones-UBS Commodity Index Total Return	UBS AG	USD	24,502	USD 3 Month T-Bill plus 0.128%	05/24/12	560
Dow Jones-UBS Commodity Index Total Return	UBS AG	USD	40,800	USD 3 Month T-Bill plus 0.250%	05/24/12	932
Dow Jones-UBS Commodity Index Total Return 2 Month Forward	Morgan Stanley	USD	240,275	1.000%	12/23/13	5,009
Dow Jones-UBS Commodity Index Total Return 2 Month Forward	UBS AG	USD	40,379	USD 3 Month T-Bill plus 0.296%	05/24/12	760
Dow Jones-UBS Commodity Index Total Return 2 Month Forward	UBS AG	USD	55,759	USD 3 Month T-Bill plus 0.296%	05/24/12	1,050
Russell Jeffries Diversified I Index	Newedge Group	USD	254,456	0.350%	09/09/31	1,061

Total Market Value of Open Index Swap Contracts Premiums Paid (Received) - $— (å)						6,029

Consolidated Presentation of Portfolio Holdings — April 30, 2012 (Unaudited)

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Long-Term Investments
United States Government Agencies	$—	$54,111	$—	$54,111	4.3
Short-Term Investments	—	1,142,467	—	1,142,467	90.8

Total Investments	—	1,196,578	—	1,196,578	95.1

Other Assets and Liabilities, Net					4.9

					100.0

Other Financial Instruments
Futures Contracts	(4,855)	—	—	(4,855)	(0.4)
Index Swap Contracts	—	6,029	—	6,029	0.5

Total Other Financial Instruments*	$(4,855)	$6,029	$—	$1,174

*	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of Levels 1, 2 and 3 during the period ended April 30, 2012.

See accompanying notes which are an integral part of the financial statements.

370	Russell Commodity Strategies Fund

Russell Investment Company

Russell Commodity Strategies Fund

Fair Value of Derivative Instruments — April 30, 2012 (Unaudited)

Amounts in thousands

Derivatives not accounted for as hedging instruments	Commodity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$53
Index swap contracts, at market value	11,348

Total	$11,401

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts*	$4,908
Index swap contracts, at market value	5,319

Total	$10,227

Derivatives not accounted for as hedging instruments	Commodity Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$4,964
Index swap contracts	(77,822)

Total	$(72,858)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(4,629)
Index swap contracts	5,675

Total	$1,046

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Asset and Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund	371

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Statement of Assets and Liabilities(b) — April 30, 2012 (Unaudited)

Amounts in thousands

Assets
Investments, at identified cost	$1,196,441
Investments, at market*	1,196,578
Cash (restricted)	55,440
Receivables:
Dividends and interest	280
Dividends from affiliated Russell money market funds	47
Investments sold	580
Fund shares sold	2,685
From affiliates	4
Index swap contracts, at market value**	11,348

Total assets	1,266,962

Liabilities
Payables:
Due to custodian	27
Fund shares redeemed	1,844
Accrued fees to affiliates	1,161
Other accrued expenses	159
Daily variation margin on futures contracts	163
Index swap contracts, at market value**	5,319

Total liabilities	8,673

Net Assets	$1,258,289

(b)        The Statement of Assets and Liabilities is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (Wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to Note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

372	Russell Commodity Strategies Fund

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Statement of Assets and Liabilities(b), continued — April 30, 2012 (Unaudited)

Amounts in thousands

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(4,829)
Accumulated net realized gain (loss)	(100,894)
Unrealized appreciation (depreciation) on:
Investments	137
Futures contracts	(4,855)
Index swap contracts	6,029
Shares of beneficial interest	1,323
Additional paid-in capital	1,361,378

Net Assets	$1,258,289

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(a)	$9.50
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$9.87
Class A — Net assets	$20,699,188
Class A — Shares outstanding ($.01 par value)	2,179,300
Net asset value per share: Class C(a)	$9.43
Class C — Net assets	$14,102,892
Class C — Shares outstanding ($.01 par value)	1,495,482
Net asset value per share: Class E(a)	$9.50
Class E — Net assets	$16,165,735
Class E — Shares outstanding ($.01 par value)	1,702,422
Net asset value per share: Class S(a)	$9.51
Class S — Net assets	$705,176,962
Class S — Shares outstanding ($.01 par value)	74,142,827
Net asset value per share: Class Y(a)	$9.52
Class Y — Net assets	$502,144,536
Class Y — Shares outstanding ($.01 par value)	52,768,888
Amounts in thousands

* Investments in affiliates, Russell U.S. Cash Management Fund	$368,506
** Index swap contracts - premiums paid (received)	$—
(a) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

(b)        The Statement of Assets and Liabilities is consolidated and includes the balance of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to Note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund	373

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Statement of Operations(b) — For the Period Ended April 30, 2012 (Unaudited)

Amounts in thousands

Investment Income
Dividends from affiliated Russell money market funds	$285
Interest	656

Total investment income	941

Expenses
Advisory fees	9,168
Administrative fees	367
Custodian fees	134
Distribution fees - Class A	26
Distribution fees - Class C	55
Transfer agent fees - Class A	19
Transfer agent fees - Class C	13
Transfer agent fees - Class E	13
Transfer agent fees - Class S	618
Transfer agent fees - Class Y	11
Professional fees	77
Registration fees	85
Shareholder servicing fees - Class C	18
Shareholder servicing fees - Class E	18
Trustees’ fees	11
Printing fees	120
Miscellaneous	51

Expenses before reductions	10,804
Expense reductions	(3,240)

Net expenses	7,564

Net investment income (loss)	(6,623)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	29
Futures contracts	4,964
Index swap contracts	(77,822)

Net realized gain (loss)	(72,829)

Net change in unrealized appreciation (depreciation) on:
Investments	(11)
Futures contracts	(4,629)
Index swap contracts	5,675

Net change in unrealized appreciation (depreciation)	1,035

Net realized and unrealized gain (loss)	(71,794)

Net Increase (Decrease) in Net Assets from Operations	$(78,417)

(b)	The Statement of Operations is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to Note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

374	Russell Commodity Strategies Fund

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Statements of Changes in Net Assets(b)

Amounts in thousands	Period Ended April 30, 2012 (Unaudited)	Fiscal Year Ended October 31, 2011

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(6,623)	$(12,223)
Net realized gain (loss)	(72,829)	36,945
Net change in unrealized appreciation (depreciation)	1,035	(2,612)

Net increase (decrease) in net assets from operations	(78,417)	22,110

Distributions
From net investment income
Class A	(294)	(1,216)
Class C	(134)	(631)
Class E	(203)	(1,909)
Class S	(11,586)	(63,001)
Class Y	(9,045)	(67,667)
From net realized gain
Class A	(480)	— *
Class C	(362)	— *
Class E	(343)	— *
Class S	(16,092)	(4)
Class Y	(11,382)	(5)

Net decrease in net assets from distributions	(49,921)	(134,433)

Share Transactions
Net increase (decrease) in net assets from share transactions	150,637	351,349

Total Net Increase (Decrease) in Net Assets	22,299	239,026

Net Assets
Beginning of period	1,235,990	996,964

End of period	$1,258,289	$1,235,990

Undistributed (overdistributed) net investment income included in net assets	$(4,829)	$23,056

(b)	The Statement of Changes in Net Assets is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to Note 3 in the Notes to Financial Statements.
*	Less than $500.

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund	375

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain		$ Total Distributions
Class A
April 30, 2012*	10.55	(.07)	(.59)	(.66)	(.15)	(.24)		(.39)
October 31, 2011	11.65	(.15)	.53	.38	(1.48)	—	(f)	(1.48)
October 31, 2010(6)	10.00	(.05)	1.70	1.65	—	—		—
Class C
April 30, 2012*	10.45	(.10)	(.59)	(.69)	(.09)	(.24)		(.33)
October 31, 2011	11.61	(.23)	.52	.29	(1.45)	—	(f)	(1.45)
October 31, 2010(6)	10.00	(.08)	1.69	1.61	—	—		—
Class E
April 30, 2012*	10.54	(.07)	(.58)	(.65)	(.15)	(.24)		(.39)
October 31, 2011	11.64	(.15)	.52	.37	(1.47)	—	(f)	(1.47)
October 31, 2010(6)	10.00	(.06)	1.70	1.64	—	—		—
Class S
April 30, 2012*	10.58	(.06)	(.59)	(.65)	(.18)	(.24)		(.42)
October 31, 2011	11.65	(.12)	.53	.41	(1.48)	—	(f)	(1.48)
October 31, 2010(6)	10.00	(.04)	1.69	1.65	—	—		—
Class Y
April 30, 2012*	10.59	(.05)	(.59)	(.64)	(.19)	(.24)		(.43)
October 31, 2011	11.65	(.10)	.53	.43	(1.49)	—	(f)	(1.49)
October 31, 2010(6)	10.00	(.04)	1.69	1.65	—	—		—

See accompanying notes which are an integral part of the financial statements.

376	Russell Commodity Strategies Fund

$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

9.50	(6.28)	20,699	2.06	1.54	(1.39)	27
10.55	2.85	21,609	1.78	1.48	(1.30)	123
11.65	16.50	5,144	1.91	1.41	(1.48)	11

9.43	(6.62)	14,103	2.80	2.29	(2.14)	27
10.45	2.07	14,748	2.53	2.23	(2.05)	123
11.61	16.10	3,323	2.66	2.16	(2.23)	11

9.50	(6.23)	16,166	2.09	1.54	(1.38)	27
10.54	2.81	14,850	1.78	1.48	(1.30)	123
11.64	16.40	14,962	1.90	1.41	(1.48)	11

9.51	(6.20)	705,177	1.82	1.29	(1.14)	27
10.58	3.15	690,537	1.53	1.23	(1.05)	123
11.65	16.50	428,347	1.66	1.16	(1.23)	11

9.52	(6.02)	502,144	1.64	1.11	(.96)	27
10.59	3.31	494,246	1.35	1.05	(.87)	123
11.65	16.50	545,188	1.48	.98	(1.05)	11

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund	377

Russell Investment Company

Russell Global Infrastructure Fund

Shareholder Expense Example — April 30, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Semi-annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from November 1, 2011 to April 30, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000 .00	$1,000 .00
Ending Account Value
April 30, 2012	$1,078 .57	$1,017 .55
Expenses Paid During Period*	$7 .60	$7 .37

*	Expenses are equal to the Fund’s annualized expense ratio of 1.47% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000 .00	$1,000.00
Ending Account Value
April 30, 2012	$1,075.32	$1,013 .82
Expenses Paid During Period*	$11 .46	$11 .12

*	Expenses are equal to the Fund’s annualized expense ratio of 2.22% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,078.59	$1,017.55
Expenses Paid During Period*	$7 .60	$7 .37

*	Expenses are equal to the Fund’s annualized expense ratio of 1.47% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,079.83	$1,018.80
Expenses Paid During Period*	$6 .31	$6 .12

*	Expenses are equal to the Fund’s annualized expense ratio of 1.22% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

378	Russell Global Infrastructure Fund

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Russell Global Infrastructure Fund

Shareholder Expense Example, continued — April 30, 2012 (Unaudited)

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,081.63	$1,019.59
Expenses Paid During Period*	$5 .49	$5 .32

*	Expenses are equal to the Fund’s annualized expense ratio of 1.06% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Global Infrastructure Fund	379

Russell Investment Company

Russell Global Infrastructure Fund

Schedule of Investments — April 30, 2012 (Unaudited)

Amounts in thousands (except contract amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 95.0%
Australia - 9.6%
APA Group (Ñ)	282,613	1,537
Asciano, Ltd.	1,453,962	7,166
Australian Infrastructure Fund Class Miscellaneous (Ñ)	2,637,304	6,128
DUET Group	1,305,532	2,517
Macquarie Atlas Roads Group (Æ)	181,582	313
QR National, Ltd.	513,265	1,947
Spark Infrastructure Group (Ñ)(Þ)	5,072,565	7,664
Sydney Airport	3,871,948	11,740
Transurban Group - ADR (Æ)	7,866,153	48,111

		87,123

Austria - 0.1%
Oesterreichische Post AG (Ñ)	27,844	988

Belgium - 0.1%
Elia System Operator SA	11,764	503

Bermuda - 0.6%
Brookfield Renewable Energy Partners, LP	67,736	1,897
GasLog, Ltd. (Æ)	160,989	1,880
NWS Holdings, Ltd.	1,126,942	1,702

		5,479

Brazil - 3.0%
CCR SA	373,304	2,898
Cia de Saneamento Basico do Estado de Sao Paulo - ADR (Æ)(Ñ)	31,325	2,480
Cia de Saneamento de Minas Gerais - COPASA (Æ)	94,154	2,197
Cia Paranaense de Energia - ADR (Æ)(Ñ)	31,440	788
CPFL Energia SA - ADR (Ñ)	50,635	1,428
EDP - Energias do Brasil SA	950,184	6,645
LLX Logistica SA (Æ)	2,522,700	4,222
Santos Brasil Participacoes SA	72,693	1,266
Ultrapar Participacoes SA	83,320	1,893
Ultrapar Participacoes SA - ADR	47,952	1,085
Wilson Sons, Ltd. Class BDR	163,019	2,438

		27,340

Canada - 10.2%
Brookfield Infrastructure Partners, LP	182,906	5,769
Brookfield Renewable Energy Partners LP (Æ)	61,107	1,712
Emera, Inc. (Ñ)	67,903	2,403
Enbridge, Inc. (Ñ)	1,031,377	43,210
Keyera Corp. (Ñ)	255,420	10,443
Pembina Pipeline Corp. (Ñ)	45,150	1,366
TransCanada Corp. (Ñ)	516,402	22,718
Veresen, Inc.	44,897	686
Westshore Terminals Investment Corp.	172,348	4,308

		92,615

	Principal Amount ($) or Shares	Market Value $
Chile - 1.0%
Aguas Andinas SA Class A	859,658	569
E.CL SA	2,195,181	5,882
Empresa Nacional de Electricidad SA - ADR (Ñ)	43,374	2,369
Inversiones Aguas Metropolitanas SA	16,562	29

		8,849

China - 3.4%
Beijing Capital International Airport Co., Ltd. Class H	3,974,000	2,597
COSCO Pacific, Ltd.	8,155,207	11,878
Dalian Port PDA Co., Ltd. Class H	12,494,000	2,850
ENN Energy Holdings, Ltd.	363,994	1,281
Jiangsu Expressway Co., Ltd. Class H	8,673,773	8,552
Towngas China Co., Ltd.	1,288,648	913
Zhejiang Expressway Co., Ltd. Class H	3,566,000	2,565

		30,636

Czech Republic - 0.1%
CEZ AS	26,899	1,085

Finland - 0.1%
Fortum OYJ	45,171	972

France - 6.4%
Aeroports de Paris	174,626	14,692
Eutelsat Communications SA	89,488	3,185
GDF Suez (Ñ)	746,875	17,192
Groupe Eurotunnel SA	1,333,169	11,218
Rubis	75,456	4,104
Veolia Environnement SA	46,300	678
Vinci SA	160,743	7,447

		58,516

Germany - 4.4%
E.ON AG	827,250	18,741
Fraport AG Frankfurt Airport Services Worldwide (Ñ)	232,973	15,139
Hamburger Hafen und Logistik AG (Ñ)	192,354	6,378

		40,258

Hong Kong - 5.2%
Beijing Enterprises Holdings, Ltd.	1,966,887	11,002
Cheung Kong Infrastructure Holdings, Ltd.	1,184,599	7,031
China Everbright International, Ltd.	4,521,783	2,145
China Merchants Holdings International Co., Ltd.	4,295,917	13,898
China Resources Power Holdings Co., Ltd.	342,000	624
CLP Holdings, Ltd.	100	1
Guangdong Investment, Ltd.	3,144,924	2,314
Hong Kong & China Gas Co., Ltd.	1,151,037	2,943
MTR Corp., Ltd.	747,075	2,658
Power Assets Holdings, Ltd.	616,399	4,608

		47,224

380	Russell Global Infrastructure Fund

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Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except contract amounts)

	Principal Amount ($) or Shares	Market Value $

India - 0.3%
GAIL India, Ltd. - GDR	36,899	1,384
Power Grid Corp. of India, Ltd.	634,071	1,338

		2,722

Italy - 4.0%
Ansaldo STS SpA	75,374	666
Atlantia SpA	1,751,436	26,545
Autostrada Torino-Milano SpA (Ñ)	188,020	1,018
Enel SpA	619,949	2,035
Hera SpA	786,117	1,181
Iren SpA - ADR	508,884	337
Snam Rete Gas SpA	397,559	1,891
Societa Iniziative Autostradali e Servizi SpA (Ñ)	235,273	1,473
Terna Rete Elettrica Nazionale SpA	366,732	1,364

		36,510

Japan - 2.1%
Japan Airport Terminal Co., Ltd.	230,768	3,168
Kamigumi Co., Ltd.	655,569	5,280
Kansai Electric Power Co., Inc. (The)	60,700	880
Osaka Gas Co., Ltd.	883,000	3,572
Tokyo Gas Co., Ltd. (Ñ)	889,000	4,298
West Japan Railway Co.	40,849	1,681

		18,879

Luxembourg - 0.1%
SES SA (Æ)	23,330	559

Marshall Islands - 0.1%
Golar LNG Partners, LP	28,825	1,010

Mexico - 0.9%
Grupo Aeroportuario del Pacifico SAB de CV - ADR	34,255	1,326
Grupo Aeroportuario del Sureste SA de CV Class B	56,220	458
Grupo Aeroportuario del Sureste SAB de CV - ADR (Ñ)	24,213	1,983
OHL Mexico SAB de CV (Æ)	2,656,293	4,201

		7,968

Netherlands - 1.5%
Koninklijke Vopak NV (Ñ)	211,371	13,624

New Zealand - 0.9%
Auckland International Airport, Ltd.	1,638,576	3,390
Infratil, Ltd.	1,169,151	1,812
Port of Tauranga, Ltd.	335,157	3,152
Vector, Ltd.	56,043	121

		8,475

Norway - 0.1%
Hafslund ASA Class B	101,855	961

	Principal Amount ($) or Shares	Market Value $
Philippines - 0.3%
International Container Terminal Services, Inc.	1,940,287	3,125

Poland - 0.1%
PGE SA	160,671	962

Portugal - 0.1%
Brisa Auto-Estradas de Portugal SA (Ñ)	293,312	1,029

Singapore - 2.8%
Cityspring Infrastructure Trust (Æ)	3,742,013	1,194
ComfortDelGro Corp., Ltd.	604,842	748
Hutchison Port Holdings Trust Class U	14,404,413	10,875
Hyflux, Ltd. (Ñ)	474,801	551
Parkway Life Real Estate Investment Trust (Æ)(ö)	1,126,811	1,684
SATS, Ltd. (Ñ)	422,189	890
Singapore Post, Ltd. (Ñ)	4,358,267	3,575
Singapore Telecommunications, Ltd.	826,447	2,077
SMRT Corp., Ltd. (Ñ)	2,498,102	3,391

		24,985

Spain - 4.7%
Abertis Infraestructuras SA (Ñ)	1,701,719	26,333
Enagas SA	220,306	3,871
Ferrovial SA	1,155,439	12,866

		43,070

Switzerland - 1.7%
Flughafen Zuerich AG	40,668	15,144

United Kingdom - 6.1%
BBA Aviation PLC	613,898	1,968
Centrica PLC	1,127,079	5,614
National Grid PLC	1,510,330	16,312
National Grid PLC - ADR (Ñ)	210,920	11,409
Scottish & Southern Energy PLC	214,374	4,596
Severn Trent PLC Class H	302,280	8,291
Stagecoach Group PLC	885,091	3,562
United Utilities Group PLC	414,921	4,165

		55,917

United States - 25.0%
American Electric Power Co., Inc.	195,600	7,597
American States Water Co.	528	19
American Tower Corp. Class A (ö)	274,909	18,029
American Water Works Co., Inc.	179,917	6,160
Aqua America, Inc. (Ñ)	47,522	1,079
Atmos Energy Corp.	44,785	1,459
Boardwalk Pipeline Partners, LP (Ñ)	2,458	68
California Water Service Group	29,682	538
CenterPoint Energy, Inc.	32,200	651
Chesapeake Utilities Corp.	15,386	646
Corrections Corp. of America	161,418	4,663
Covanta Holding Corp.	16,593	266

Russell Global Infrastructure Fund	381

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Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except contract amounts)

	Principal Amount ($) or Shares	Market Value $

Crown Castle International Corp. (Æ)	32,100	1,817
Dominion Resources, Inc.	88,736	4,631
Duke Energy Corp.	134,800	2,889
Edison International	50,600	2,227
El Paso LLC	447,213	13,269
El Paso Pipeline Partners, LP	43,448	1,472
Enbridge Energy Partners, LP Class A	43,600	1,347
Enterprise Products Partners, LP	64,563	3,328
Exelon Corp.	154,200	6,015
FirstEnergy Corp.	107,900	5,052
ITC Holdings Corp.	21,191	1,641
Kinder Morgan, Inc. (Ñ)	66,842	2,400
Magellan Midstream Partners, LP	35,300	2,500
MarkWest Energy Partners, LP	14,550	875
Middlesex Water Co.	22,114	410
NextEra Energy, Inc.	203,926	13,123
NiSource, Inc. (Ñ)	191,787	4,728
OGE Energy Corp.	140,132	7,561
Oiltanking Partners, LP	29,576	866
ONEOK, Inc. (Ñ)	14,598	1,254
Pepco Holdings, Inc.	339,580	6,425
PG&E Corp.	306,949	13,561
Piedmont Natural Gas Co., Inc. (Ñ)	54,356	1,657
Pinnacle West Capital Corp.	19,381	937
PPL Corp.	63,982	1,750
Public Service Enterprise Group, Inc.	66,900	2,084
Questar Corp.	406,515	8,029
Rose Rock Midstream, LP	22,350	541
Sempra Energy	16,315	1,056
South Jersey Industries, Inc.	28,460	1,402
Southern Co.	233,218	10,714
Spectra Energy Corp.	629,816	19,360
Standard Parking Corp. (Æ)	48,635	927
Targa Resources Corp.	51,700	2,486
Tesoro Logistics, LP	33,896	1,198
UIL Holdings Corp.	28,064	965
Unitil Corp.	22,974	608
Waste Connections, Inc.	216,140	6,966
Westar Energy, Inc.	12,405	356
WGL Holdings, Inc.	32,573	1,306
Williams Cos., Inc. (The)	734,683	25,001
Wisconsin Energy Corp.	43,200	1,592

		227,501

Total Common Stocks (cost $805,553)		864,029

A portion of the portfolio has been fair valued as of period end.

	Principal Amount ($) or Shares		Market Value $

Short-Term Investments - 4.0%
United States - 4.0%
Russell U.S. Cash Management Fund	36,683,087	(¥)	36,683

Total Short-Term Investments (cost $36,683)			36,683

Other Securities - 6.3%
Russell U.S. Cash Collateral Fund (×)	57,728,393	(¥)	57,728

Total Other Securities (cost $57,728)			57,728

Total Investments - 105.3% (identified cost $899,964)			958,440

Other Assets and Liabilities, Net - (5.3%)			(48,536)

Net Assets - 100.0%			909,904

See accompanying notes which are an integral part of the financial statements.

382	Russell Global Infrastructure Fund

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Russell Global Infrastructure Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $
Long Positions
ASX SPI 200 Index Futures (Australia)	30	AUD	3,298	06/12	90
EURO STOXX 50 Index Futures (EMU)	392	EUR	8,855	06/12	(575)
FTSE 100 Index Futures (UK)	29	GBP	1,657	06/12	(40)
Hang Seng Index Futures (Hong Kong)	18	HKD	18,846	05/12	49
S&P 500 E-Mini Index Futures (CME)	201	USD	14,006	06/12	146
S&P TSE 60 Index Futures (Canada)	29	CAD	4,051	06/12	8
TOPIX Index Futures (Japan)	15	JPY	120,375	06/12	(50)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(374)

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund	383

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Russell Global Infrastructure Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Banco Citibank SA	USD	166	BRL	312	05/02/12	(2)
Banco Citibank SA	USD	821	BRL	1,549	05/02/12	(8)
Bank of Montreal	USD	487	HKD	3,775	06/20/12	—
Barclays Bank PLC	USD	310	AUD	300	06/20/12	1
Barclays Bank PLC	USD	302	CAD	300	06/20/12	1
Barclays Bank PLC	USD	800	EUR	600	06/20/12	(5)
Barclays Bank PLC	USD	320	GBP	200	06/20/12	4
Barclays Bank PLC	USD	193	HKD	1,500	06/20/12	—
Barclays Bank PLC	USD	122	JPY	10,000	06/20/12	3
Citibank	USD	267	EUR	200	06/20/12	(2)
Citibank	USD	394	EUR	300	06/20/12	3
Citibank	USD	656	EUR	500	06/20/12	6
Citibank	USD	123	JPY	10,000	06/20/12	2
Citibank	USD	5	PLN	17	05/04/12	—
Citibank	CAD	350	USD	355	06/20/12	2
Citibank	EUR	150	USD	199	06/20/12	—
Citibank	GBP	150	USD	239	06/20/12	(5)
Citibank	MXN	1,368	USD	105	05/04/12	—
Commonwealth Bank of Australia	USD	666	AUD	645	06/20/12	2
Commonwealth Bank of Australia	USD	795	CAD	791	06/20/12	5
Commonwealth Bank of Australia	USD	2,044	EUR	1,566	06/20/12	29
Commonwealth Bank of Australia	USD	486	GBP	310	06/20/12	17
Commonwealth Bank of Australia	USD	487	HKD	3,775	06/20/12	—
Commonwealth Bank of Australia	USD	287	JPY	23,996	06/20/12	14
Credit Suisse First Boston	USD	1,015	CZK	19,012	05/03/12	(6)
Credit Suisse First Boston	USD	69	CZK	1,298	05/07/12	—
Credit Suisse First Boston	CAD	227	USD	231	05/02/12	2
Credit Suisse First Boston	HKD	1,394	USD	180	05/03/12	—
Deutsche Bank AG	USD	666	AUD	645	06/20/12	3
Deutsche Bank AG	USD	796	CAD	791	06/20/12	4
Deutsche Bank AG	USD	2,044	EUR	1,566	06/20/12	29
Deutsche Bank AG	USD	486	GBP	310	06/20/12	17
Deutsche Bank AG	USD	487	HKD	3,775	06/20/12	—
Deutsche Bank AG	USD	287	JPY	23,996	06/20/12	14
Deutsche Bank AG	USD	64	SGD	79	05/04/12	—
Deutsche Bank AG	EUR	18	USD	24	05/03/12	—
Deutsche Bank AG	EUR	1,201	USD	1,590	05/04/12	—
HSBC Bank PLC	USD	666	AUD	645	06/20/12	3
HSBC Bank PLC	USD	796	CAD	791	06/20/12	4
HSBC Bank PLC	USD	2,044	EUR	1,566	06/20/12	29
HSBC Bank PLC	USD	486	GBP	310	06/20/12	17
HSBC Bank PLC	USD	486	HKD	3,775	06/20/12	—
HSBC Bank PLC	USD	287	JPY	23,996	06/20/12	14
JPMorgan Chase Bank	USD	666	AUD	645	06/20/12	2
JPMorgan Chase Bank	USD	796	CAD	791	06/20/12	4
JPMorgan Chase Bank	USD	2,044	EUR	1,566	06/20/12	29
JPMorgan Chase Bank	USD	486	GBP	310	06/20/12	17
JPMorgan Chase Bank	USD	287	JPY	23,996	06/20/12	14
JPMorgan Chase Bank	AUD	50	USD	51	06/20/12	—
JPMorgan Chase Bank	CAD	50	USD	50	06/20/12	(1)
JPMorgan Chase Bank	JPY	5,000	USD	60	06/20/12	(2)
Mellon Bank	USD	101	CAD	100	06/20/12	—
Mellon Bank	USD	486	HKD	3,775	06/20/12	—

See accompanying notes which are an integral part of the financial statements.

384	Russell Global Infrastructure Fund

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Russell Global Infrastructure Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Morgan Stanley & Co., Inc.	USD	138	EUR	104	05/01/12	(1)
Royal Bank of Canada	USD	666	AUD	645	06/20/12	3
Royal Bank of Canada	USD	795	CAD	791	06/20/12	4
Royal Bank of Canada	USD	2,044	EUR	1,566	06/20/12	29
Royal Bank of Canada	USD	485	GBP	310	06/20/12	17
Royal Bank of Canada	USD	287	JPY	23,996	06/20/12	14
Royal Bank of Scotland PLC	CAD	25	USD	25	06/20/12	—
State Street Bank & Trust Co.	USD	258	AUD	247	05/01/12	—
State Street Bank & Trust Co.	USD	80	AUD	76	05/02/12	—
State Street Bank & Trust Co.	USD	207	AUD	200	06/20/12	1
State Street Bank & Trust Co.	USD	208	AUD	200	06/20/12	(1)
State Street Bank & Trust Co.	USD	308	AUD	300	06/20/12	3
State Street Bank & Trust Co.	USD	515	AUD	500	06/20/12	4
State Street Bank & Trust Co.	USD	204	CAD	200	06/20/12	(1)
State Street Bank & Trust Co.	USD	302	CAD	300	06/20/12	1
State Street Bank & Trust Co.	USD	305	CAD	300	06/20/12	(1)
State Street Bank & Trust Co.	USD	500	CAD	500	06/20/12	5
State Street Bank & Trust Co.	USD	104	EUR	79	05/02/12	—
State Street Bank & Trust Co.	USD	263	EUR	200	06/20/12	2
State Street Bank & Trust Co.	USD	662	EUR	500	06/20/12	—
State Street Bank & Trust Co.	USD	662	EUR	500	06/20/12	—
State Street Bank & Trust Co.	USD	1,308	EUR	1,000	06/20/12	16
State Street Bank & Trust Co.	USD	170	GBP	105	05/01/12	—
State Street Bank & Trust Co.	USD	81	GBP	50	06/20/12	—
State Street Bank & Trust Co.	USD	160	GBP	100	06/20/12	2
State Street Bank & Trust Co.	USD	162	GBP	100	06/20/12	—
State Street Bank & Trust Co.	USD	163	GBP	100	06/20/12	—
State Street Bank & Trust Co.	USD	475	GBP	300	06/20/12	12
State Street Bank & Trust Co.	USD	215	HKD	1,672	05/02/12	—
State Street Bank & Trust Co.	USD	351	HKD	2,722	05/03/12	—
State Street Bank & Trust Co.	USD	64	HKD	500	06/20/12	—
State Street Bank & Trust Co.	USD	103	HKD	800	06/20/12	—
State Street Bank & Trust Co.	USD	129	HKD	1,000	06/20/12	—
State Street Bank & Trust Co.	USD	193	HKD	1,500	06/20/12	—
State Street Bank & Trust Co.	USD	387	HKD	3,000	06/20/12	—
State Street Bank & Trust Co.	USD	24	JPY	1,893	05/07/12	—
State Street Bank & Trust Co.	USD	62	JPY	5,000	06/20/12	1
State Street Bank & Trust Co.	USD	75	JPY	6,000	06/20/12	—
State Street Bank & Trust Co.	USD	124	JPY	10,000	06/20/12	2
State Street Bank & Trust Co.	USD	185	JPY	15,000	06/20/12	3
State Street Bank & Trust Co.	AUD	9	USD	10	05/01/12	—
State Street Bank & Trust Co.	AUD	50	USD	51	06/20/12	—
State Street Bank & Trust Co.	AUD	85	USD	88	06/20/12	—
State Street Bank & Trust Co.	AUD	250	USD	257	06/20/12	(2)
State Street Bank & Trust Co.	AUD	600	USD	618	06/20/12	(4)
State Street Bank & Trust Co.	AUD	1,200	USD	1,243	06/20/12	(1)
State Street Bank & Trust Co.	BRL	16	USD	8	05/02/12	—
State Street Bank & Trust Co.	BRL	1,114	USD	586	05/03/12	2
State Street Bank & Trust Co.	CAD	114	USD	116	05/01/12	—
State Street Bank & Trust Co.	CAD	220	USD	223	05/03/12	—
State Street Bank & Trust Co.	CAD	30	USD	30	06/20/12	—
State Street Bank & Trust Co.	CAD	50	USD	50	06/20/12	(1)
State Street Bank & Trust Co.	CAD	700	USD	704	06/20/12	(4)

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund	385

Russell Investment Company

Russell Global Infrastructure Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	CAD	1,200	USD	1,205	06/20/12	(9)
State Street Bank & Trust Co.	CLP	33,436	USD	69	04/30/12	—
State Street Bank & Trust Co.	EUR	23	USD	31	05/02/12	—
State Street Bank & Trust Co.	EUR	671	USD	888	05/02/12	—
State Street Bank & Trust Co.	EUR	1,249	USD	1,656	05/03/12	2
State Street Bank & Trust Co.	EUR	100	USD	133	06/20/12	1
State Street Bank & Trust Co.	EUR	460	USD	610	06/20/12	1
State Street Bank & Trust Co.	EUR	900	USD	1,190	06/20/12	(2)
State Street Bank & Trust Co.	EUR	1,200	USD	1,586	06/20/12	(3)
State Street Bank & Trust Co.	EUR	2,100	USD	2,771	06/20/12	(10)
State Street Bank & Trust Co.	GBP	88	USD	143	05/01/12	—
State Street Bank & Trust Co.	GBP	194	USD	315	05/03/12	—
State Street Bank & Trust Co.	GBP	60	USD	95	06/20/12	(2)
State Street Bank & Trust Co.	GBP	150	USD	242	06/20/12	(1)
State Street Bank & Trust Co.	GBP	300	USD	483	06/20/12	(3)
State Street Bank & Trust Co.	GBP	500	USD	798	06/20/12	(13)
State Street Bank & Trust Co.	HKD	254	USD	33	05/02/12	—
State Street Bank & Trust Co.	HKD	273	USD	35	05/03/12	—
State Street Bank & Trust Co.	HKD	700	USD	90	06/20/12	—
State Street Bank & Trust Co.	HKD	2,000	USD	258	06/20/12	—
State Street Bank & Trust Co.	HKD	3,500	USD	451	06/20/12	—
State Street Bank & Trust Co.	HKD	6,500	USD	837	06/20/12	(1)
State Street Bank & Trust Co.	JPY	6,000	USD	73	06/20/12	(2)
State Street Bank & Trust Co.	JPY	15,000	USD	184	06/20/12	(4)
State Street Bank & Trust Co.	JPY	20,000	USD	245	06/20/12	(5)
State Street Bank & Trust Co.	JPY	37,000	USD	458	06/20/12	(6)
State Street Bank & Trust Co.	NZD	300	USD	246	05/03/12	1
State Street Bank & Trust Co.	PLN	9	USD	3	05/04/12	—
State Street Bank & Trust Co.	SGD	26	USD	21	05/02/12	—
Westpac Banking Corp.	USD	666	AUD	645	06/20/12	2
Westpac Banking Corp.	USD	795	CAD	791	06/20/12	5
Westpac Banking Corp.	USD	2,044	EUR	1,566	06/20/12	29
Westpac Banking Corp.	USD	486	GBP	310	06/20/12	17
Westpac Banking Corp.	USD	486	HKD	3,775	06/20/12	—
Westpac Banking Corp.	USD	287	JPY	23,996	06/20/12	14

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						376

See accompanying notes which are an integral part of the financial statements.

386	Russell Global Infrastructure Fund

Russell Investment Company

Russell Global Infrastructure Fund

Presentation of Portfolio Holdings — April 30, 2012 (Unaudited)

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$87,123	$—	$—	$87,123	9.6
Austria	988	—	—	988	0.1
Belgium	503	—	—	503	0.1
Bermuda	5,479	—	—	5,479	0.6
Brazil	27,340	—	—	27,340	3.0
Canada	90,903	—	1,712	92,615	10.2
Chile	8,849	—	—	8,849	1.0
China	30,636	—	—	30,636	3.4
Czech Republic	1,085	—	—	1,085	0.1
Finland	972	—	—	972	0.1
France	58,516	—	—	58,516	6.4
Germany	40,258	—	—	40,258	4.4
Hong Kong	47,224	—	—	47,224	5.2
India	2,722	—	—	2,722	0.3
Italy	36,510	—	—	36,510	4.0
Japan	18,879	—	—	18,879	2.1
Luxembourg	559	—	—	559	0.1
Marshall Islands	1,010	—	—	1,010	0.1
Mexico	7,968	—	—	7,968	0.9
Netherlands	13,624	—	—	13,624	1.5
New Zealand	8,475	—	—	8,475	0.9
Norway	961	—	—	961	0.1
Philippines	3,125	—	—	3,125	0.3
Poland	962	—	—	962	0.1
Portugal	1,029	—	—	1,029	0.1
Singapore	24,985	—	—	24,985	2.8
Spain	43,070	—	—	43,070	4.7
Switzerland	15,144	—	—	15,144	1.7
United Kingdom	55,917	—	—	55,917	6.1
United States	227,501	—	—	227,501	25.0
Short-Term Investments	—	36,683	—	36,683	4.0
Other Securities	—	57,728	—	57,728	6.3

Total Investments	862,317	94,411	1,712	958,440	105.3

Other Assets and Liabilities, Net					(5.3)

					100.0

Other Financial Instruments
Futures Contracts	(374)	—	—	(374)	(—	)*
Foreign Currency Exchange Contracts	(12)	388	—	376	—	*

Total Other Financial Instruments**	$(386)	$388	$—	$2

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ended April 30, 2012 were less than 1% of net assets.

There were no significant transfers in and out of Levels 1, 2 and 3 during the period ended April 30, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund	387

Russell Investment Company

Russell Global Infrastructure Fund

Fair Value of Derivative Instruments — April 30, 2012 (Unaudited)

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$484
Daily variation margin on futures contracts*	292	—

Total	$292	$484

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$108
Daily variation margin on futures contracts*	665	—

Total	$665	$108

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$4,266	$—
Foreign currency-related transactions	—	(823)

Total	$4,266	$(823)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(2,928)	$—
Foreign currency-related transactions	—	285

Total	$(2,928)	$285

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

388	Russell Global Infrastructure Fund

Russell Investment Company

Russell Global Infrastructure Fund

Statement of Assets and Liabilities — April 30, 2012 (Unaudited)

Amounts in thousands

Assets
Investments, at identified cost	$899,964
Investments, at market**, ***	958,440
Cash (restricted)	2,725
Foreign currency holdings*	364
Unrealized appreciation on foreign currency exchange contracts	484
Receivables:
Dividends and interest	2,443
Dividends from affiliated Russell money market funds	5
Investments sold	9,361
Fund shares sold	1,858
Foreign taxes recoverable	234
From affiliates	1
Daily variation margin on futures contracts	92
Prepaid expenses	2

Total assets	976,009

Liabilities
Payables:
Investments purchased	6,225
Fund shares redeemed	917
Accrued fees to affiliates	784
Other accrued expenses	135
Daily variation margin on futures contracts	194
Deferred tax liability	14
Unrealized depreciation on foreign currency exchange contracts	108
Payable upon return of securities loaned	57,728

Total liabilities	66,105

Net Assets	$909,904

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund	389

Russell Investment Company

Russell Global Infrastructure Fund

Statement of Assets and Liabilities, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,983
Accumulated net realized gain (loss)	(7,167)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	58,462
Futures contracts	(374)
Foreign currency-related transactions	380
Shares of beneficial interest	838
Additional paid-in capital	855,782

Net Assets	$909,904

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(a)	$10.84
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11.50
Class A — Net assets	$4,737,056
Class A — Shares outstanding ($.01 par value)	437,105
Net asset value per share: Class C(a)	$10.81
Class C — Net assets	$4,563,751
Class C — Shares outstanding ($.01 par value)	422,208
Net asset value per share: Class E(a)	$10.84
Class E — Net assets	$16,499,631
Class E — Shares outstanding ($.01 par value)	1,522,125
Net asset value per share: Class S(a)	$10.85
Class S — Net assets	$533,869,262
Class S — Shares outstanding ($.01 par value)	49,195,270
Net asset value per share: Class Y(a)	$10.86
Class Y — Net assets	$350,234,641
Class Y — Shares outstanding ($.01 par value)	32,263,377
Amounts in thousands

* Foreign currency holdings - cost	$365
** Securities on loan included in investments	$63,821
*** Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$94,411
(a)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

390	Russell Global Infrastructure Fund

Russell Investment Company

Russell Global Infrastructure Fund

Statement of Operations — For the Period Ended April 30, 2012 (Unaudited)

Amounts in thousands

Investment Income
Dividends	$14,478
Dividends from affiliated Russell money market funds	26
Interest	—
Securities lending income	381
Less foreign taxes withheld	(1,081)

Total investment income	13,804

Expenses
Advisory fees	5,321
Administrative fees	213
Custodian fees	218
Distribution fees - Class A	5
Distribution fees - Class C	16
Transfer agent fees - Class A	4
Transfer agent fees - Class C	4
Transfer agent fees - Class E	14
Transfer agent fees - Class S	442
Transfer agent fees - Class Y	7
Professional fees	43
Registration fees	46
Shareholder servicing fees - Class C	5
Shareholder servicing fees - Class E	20
Trustees’ fees	11
Printing fees	80
Miscellaneous	17

Expenses before reductions	6,466
Expense reductions	(1,499)

Net expenses	4,967

Net investment income (loss)	8,837

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	2,576
Futures contracts	4,266
Foreign currency-related transactions	(703)

Net realized gain (loss)	6,139

Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	55,223
Futures contracts	(2,928)
Foreign currency-related transactions	163

Net change in unrealized appreciation (depreciation)	52,458

Net realized and unrealized gain (loss)	58,597

Net Increase (Decrease) in Net Assets from Operations	$67,434

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund	391

Russell Investment Company

Russell Global Infrastructure Fund

Statements of Changes in Net Assets

Amounts in thousands	Period Ended April 30, 2012 (Unaudited)	Fiscal Year Ended October 31, 2011

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$8,837	$19,413
Net realized gain (loss)	6,139	(10,414)
Net change in unrealized appreciation (depreciation)	52,458	(8,933)

Net increase (decrease) in net assets from operations	67,434	66

Distributions
From net investment income
Class A	(28)	(79)
Class C	(14)	(72)
Class E	(103)	(287)
Class S	(3,748)	(10,956)
Class Y	(2,876)	(10,277)
From net realized gain
Class A	(1)	(6)
Class C	(2)	(11)
Class E	(6)	(7)
Class S	(167)	(2,114)
Class Y	(119)	(2,720)

Net decrease in net assets from distributions	(7,064)	(26,529)

Share Transactions
Net increase (decrease) in net assets from share transactions	24,786	226,288

Total Net Increase (Decrease) in Net Assets	85,156	199,825

Net Assets
Beginning of period	824,748	624,923

End of period	$909,904	$824,748

Undistributed (overdistributed) net investment income included in net assets	$1,983	$(85)

See accompanying notes which are an integral part of the financial statements.

392	Russell Global Infrastructure Fund

(This page intentionally left blank)

Russell Investment Company

Russell Global Infrastructure Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)		$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Class A
April 30, 2012*	10.11	.09		.71	.80	(.07)	—	(f)
October 31, 2011	10.42	.25		(.22)	.03	(.26)	(.08)
October 31, 2010(7)	10.00	—	(f)	.42	.42	—	—
Class C
April 30, 2012*	10.09	.05		.71	.76	(.04)	—	(f)
October 31, 2011	10.42	.17		(.22)	(.05)	(.20)	(.08)
October 31, 2010(7)	10.00	(.01)		.43	.42	—	—
Class E
April 30, 2012*	10.12	.09		.70	.79	(.07)	—	(f)
October 31, 2011	10.42	.28		(.24)	.04	(.26)	(.08)
October 31, 2010(7)	10.00	—	(f)	.42	.42	—	—
Class S
April 30, 2012*	10.13	.10		.70	.80	(.08)	—	(f)
October 31, 2011	10.42	.26		(.19)	.07	(.28)	(.08)
October 31, 2010(7)	10.00	—	(f)	.42	.42	—	—
Class Y
April 30, 2012*	10.13	.11		.71	.82	(.09)	—	(f)
October 31, 2011	10.42	.27		(.19)	.08	(.29)	(.08)
October 31, 2010(7)	10.00	—	(f)	.42	.42	—	—

See accompanying notes which are an integral part of the financial statements.

394	Russell Global Infrastructure Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.07)	10.84	7.86	4,737	1.83	1.47	1.78	63
(.34)	10.11	.39	4,312	1.87	1.50	2.43	145
—	10.42	4.20	330	2.05	1.69	(.50)	8

(.04)	10.81	7.53	4,564	2.58	2.22	1.03	63
(.28)	10.09	(.48)	4,338	2.62	2.25	1.62	145
—	10.42	4.20	760	2.80	2.44	(1.27)	8

(.07)	10.84	7.86	16,499	1.83	1.47	1.77	63
(.34)	10.12	.38	14,990	1.86	1.50	2.69	145
—	10.42	4.20	1,015	2.05	1.69	(.16)	8

(.08)	10.85	7.98	533,869	1.58	1.22	2.02	63
(.36)	10.13	.65	460,800	1.61	1.25	2.50	145
—	10.42	4.20	254,350	1.80	1.44	.07	8

(.09)	10.86	8.16	350,235	1.40	1.06	2.19	63
(.37)	10.13	.79	340,308	1.43	1.09	2.55	145
—	10.42	4.20	368,468	1.63	1.29	(.17)	8

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund	395

Russell Investment Company

Russell Global Real Estate Securities Fund

Shareholder Expense Example — April 30, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Semi-annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from November 1, 2011 to April 30, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,102.99	$1,018.15
Expenses Paid During Period*	$7.06	$6.77

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,098.90	$1,014.42
Expenses Paid During Period*	$10.96	$10.52

*	Expenses are equal to the Fund’s annualized expense ratio of 2.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,102.88	$1,018.15
Expenses Paid During Period*	$7.06	$6.77

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,104.35	$1,019.39
Expenses Paid During Period*	$5.76	$5.52

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

396	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Shareholder Expense Example, continued — April 30, 2012 (Unaudited)

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,105.32	$1,020.29
Expenses Paid During Period*	$4.82	$4.62

*	Expenses are equal to the Fund’s annualized expense ratio of 0.92% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Global Real Estate Securities Fund	397

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 97.8%
Australia - 7.8%
BGP Holdings PLC (Å)(Æ)(ö)	4,619,419	—
CFS Retail Property Trust (Ñ)(ö)	6,635,189	13,309
Commonwealth Property Office Fund (Ñ)(ö)	1,562,903	1,694
Dexus Property Group (ö)	12,220,862	11,906
FKP Property Group (Ñ)	3,629,057	1,910
Goodman Group (ö)	1,134,893	4,257
GPT Group (ö)	4,352,450	14,830
Investa Office Fund (ö)	1,367,460	3,890
Mirvac Group (ö)	3,606,088	4,866
Stockland (ö)	5,291,363	17,091
Westfield Group (ö)	4,469,758	43,033
Westfield Retail Trust (ö)	4,273,688	12,112

		128,898

Austria - 0.1%
Conwert Immobilien Invest SE (Ñ)	150,745	1,796

Brazil - 0.7%
BR Malls Participacoes SA	219,121	2,722
BR Properties SA	285,913	3,547
MRV Engenharia e Participacoes SA	345,825	2,012
Multiplan Empreendimentos Imobiliarios SA	99,350	2,345
PDG Realty SA Empreendimentos e Participacoes	492,816	1,163

		11,789

Canada - 4.2%
Boardwalk Real Estate Investment Trust (ö)	249,087	14,829
Brookfield Office Properties, Inc. (Ñ)	1,009,593	18,323
Canadian Apartment Properties REIT (ö)	147,200	3,462
Chartwell Seniors Housing Real Estate Investment Trust Class Trust Unit (ö)	432,177	4,078
Chartwell Seniors Housing Real Estate Investment Trust (ö)	59,400	563
Dundee Real Estate Investment Trust (ö)	127,800	4,771
First Capital Realty, Inc. Class A (Ñ)	88,200	1,641
H&R Real Estate Investment Trust (ö)	160,850	3,973
Primaris Retail Real Estate Investment Trust Class Common Subscription Recei (ö)	175,461	4,115
RioCan Real Estate Investment Trust Class Trust Unit (ö)	515,118	14,152

		69,907

China - 0.9%
China Overseas Land & Investment, Ltd. (Ñ)	3,693,290	8,007
China Resources Land, Ltd. (Ñ)	3,620,616	6,972

		14,979

Finland - 0.2%
Citycon OYJ	418,000	1,383
Sponda OYJ (Ñ)	484,835	1,945

		3,328

	Principal Amount ($) or Shares	Market Value $
France - 3.7%
Gecina SA (ö)	84,605	7,843
ICADE (ö)	53,802	4,539
Klepierre - GDR (Ñ)(ö)	203,111	6,431
Mercialys SA (ö)	61,235	1,224
Societe Immobiliere de Location pour l’Industrie et le Commerce (Ñ)(ö)	28,543	3,012
Unibail-Rodamco SE (ö)	204,692	38,258

		61,307

Germany - 0.9%
Deutsche Euroshop AG	25,723	936
Deutsche Wohnen AG	664,517	9,768
GSW Immobilien AG (Æ)(Ñ)	143,611	4,780

		15,484

Hong Kong - 12.9%
Agile Property Holdings, Ltd. (Ñ)	5,397,565	7,054
Country Garden Holdings Co., Ltd. (Ñ)	18,058,797	7,844
Guangzhou R&F Properties Co., Ltd.	200,000	267
Hang Lung Properties, Ltd. - ADR	6,688,745	24,742
Henderson Land Development Co., Ltd.	2,461,926	14,025
Hongkong Land Holdings, Ltd. (Ñ)	4,917,980	30,541
Hysan Development Co., Ltd.	2,116,693	9,589
Kerry Properties, Ltd.	3,061,218	13,987
Link REIT (The) (Ñ)(ö)	2,498,846	10,403
New World Development Co., Ltd.	821,528	1,024
Orient-Express Hotels, Ltd. Class A (Æ)	345,796	3,697
Shangri-La Asia, Ltd. (Ñ)	1,248,000	2,651
Shimao Property Holdings, Ltd. (Ñ)	6,201,053	8,200
Sino Land Co., Ltd. (Ñ)	7,096,286	12,256
Sun Hung Kai Properties, Ltd. (Ñ)	3,984,435	48,068
Wharf Holdings, Ltd.	2,810,424	16,771
Wheelock & Co., Ltd.	1,014,360	3,425

		214,544

India - 0.1%
Phoenix Mills, Ltd.	457,705	1,822

Indonesia - 0.1%
Ciputra Development Tbk PT	14,531,000	1,202

Italy - 0.1%
Beni Stabili SpA (ö)	2,659,393	1,475

Japan - 8.2%
Advance Residence Investment Corp. Class A (ö)	1,282	2,479
Aeon Mall Co., Ltd.	135,070	3,013
Japan Real Estate Investment Corp. Class A (Ñ)(ö)	443	3,928
Kenedix Realty Investment Corp. Class A (Ñ)(ö)	988	3,453
Mitsubishi Estate Co., Ltd.	1,900,943	33,905
Mitsui Fudosan Co., Ltd.	1,853,552	34,290
Mori Hills REIT Investment Corp. Class A (ö)	172	719

398	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Nippon Accommodations Fund, Inc. Class A (ö)	306	2,027
Nippon Building Fund, Inc. Class A (Ñ)(ö)	1,457	13,888
Nomura Real Estate Holdings, Inc.	351,523	6,195
Nomura Real Estate Office Fund, Inc. Class A (ö)	294	1,710
NTT Urban Development Corp.	1,119	865
Sumitomo Realty & Development Co., Ltd.	793,260	19,116
Tokyu Land Corp.	508,000	2,469
United Urban Investment Corp. Class A (ö)	6,611	7,808

		135,865

Netherlands - 0.9%
Corio NV (ö)	202,066	9,043
Eurocommercial Properties NV (ö)	149,784	5,250
Vastned Retail NV (ö)	18,311	900

		15,193

Norway - 0.3%
Norwegian Property ASA (Ñ)	3,612,876	5,366

Philippines - 0.5%
Ayala Land, Inc.	4,006,800	2,036
SM Prime Holdings, Inc.	16,180,618	6,400

		8,436

Singapore - 4.2%
Ascendas Real Estate Investment Trust (ö)	1,467,000	2,466
CapitaCommercial Trust (Æ)(Ñ)(ö)	7,684,000	8,010
CapitaLand, Ltd.	7,190,380	17,083
CapitaMall Trust Class A (ö)	5,234,425	7,614
CapitaMalls Asia, Ltd.	4,099,000	5,101
City Developments, Ltd. (Ñ)	199,000	1,631
Global Logistic Properties, Ltd. (Æ)	8,011,427	13,336
Keppel Land, Ltd. (Ñ)	1,406,654	3,603
Mapletree Industrial Trust (ö)	3,845,057	3,511
Perennial China Retail Trust (Æ)(ö)	7,132,370	2,968
Suntec Real Estate Investment Trust (Æ)(Ñ)(ö)	4,063,670	4,302

		69,625

Sweden - 1.2%
Castellum AB	539,659	6,829
Fabege AB	973,091	8,223
Hufvudstaden AB Class A	250,200	2,689
Wihlborgs Fastigheter AB	190,842	2,648

		20,389

Switzerland - 0.5%
PSP Swiss Property AG (Æ)	48,457	4,351
Swiss Prime Site AG Class A (Æ)	41,681	3,479

		7,830

United Kingdom - 5.3%
Big Yellow Group PLC (ö)	325,057	1,564
British Land Co. PLC (ö)	2,554,092	20,286
Capital & Counties Properties PLC	446,000	1,440
Capital Shopping Centres Group PLC Class H (ö)	159,700	842
Derwent London PLC (ö)	441,506	12,482
Great Portland Estates PLC (ö)	699,937	4,090

	Principal Amount ($) or Shares	Market Value $
Hammerson PLC (ö)	2,609,455	17,685
Land Securities Group PLC (ö)	1,805,761	21,320
Metric Property Investments PLC (ö)	599,870	871
Segro PLC (ö)	413,727	1,484
Shaftesbury PLC (ö)	413,098	3,429
Unite Group PLC	843,521	2,673

		88,166

United States - 45.0%
Acadia Realty Trust (ö)	139,784	3,240
Alexandria Real Estate Equities, Inc. (ö)	246,995	18,505
American Assets Trust, Inc. (ö)	228,012	5,361
American Campus Communities, Inc. (ö)	35,500	1,578
Apartment Investment & Management Co. Class A (ö)	270,069	7,332
AvalonBay Communities, Inc. (ö)	262,029	38,099
BioMed Realty Trust, Inc. Class A (ö)	212,300	4,208
Boston Properties, Inc. (ö)	296,116	32,055
Brandywine Realty Trust (ö)	331,821	3,935
Camden Property Trust (ö)	86,400	5,847
Colonial Properties Trust (ö)	123,894	2,771
Coresite Realty Corp. Class A (ö)	51,600	1,285
Corporate Office Properties Trust (ö)	50,587	1,191
CubeSmart Class A (ö)	410,680	5,158
DCT Industrial Trust, Inc. (ö)	782,970	4,643
DDR Corp. (Ñ)(ö)	737,566	10,916
DiamondRock Hospitality Co. (ö)	285,300	3,033
Digital Realty Trust, Inc. (Ñ)(ö)	91,112	6,842
Douglas Emmett, Inc. (ö)	219,290	5,096
Duke Realty Corp. (ö)	495,976	7,350
DuPont Fabros Technology, Inc. (Ñ)(ö)	353,850	9,607
Education Realty Trust, Inc. Class A (ö)	356,759	4,021
Entertainment Properties Trust (ö)	86,700	4,161
Equity Lifestyle Properties, Inc. Class A (ö)	104,409	7,302
Equity Residential (ö)	704,654	43,294
Essex Property Trust, Inc. (ö)	100,658	15,901
Extra Space Storage, Inc. (ö)	360,993	10,956
Federal Realty Investment Trust (ö)	71,200	7,167
First Industrial Realty Trust, Inc. (Æ)(ö)	265,996	3,282
First Potomac Realty Trust (ö)	249,600	3,105
Forest City Enterprises, Inc. Class A (Æ)	165,500	2,640
General Growth Properties, Inc. (ö)	1,100,884	19,596
HCP, Inc. (ö)	572,024	23,710
Health Care REIT, Inc. (ö)	114,355	6,479
Healthcare Realty Trust, Inc. (ö)	186,385	4,004
Hersha Hospitality Trust Class A (ö)	440,587	2,533
Host Hotels & Resorts, Inc. (ö)	1,810,300	30,123
Hyatt Hotels Corp. Class A (Æ)	145,528	6,262
Kilroy Realty Corp. (ö)	451,329	21,416
Kimco Realty Corp. (ö)	320,940	6,230
Kite Realty Group Trust (ö)	119,100	609
Liberty Property Trust (ö)	268,056	9,771
Macerich Co. (The) (ö)	273,628	16,847
National Retail Properties, Inc. (ö)	80,300	2,199
Omega Healthcare Investors, Inc. (ö)	210,900	4,515
Pebblebrook Hotel Trust (ö)	229,903	5,536
Piedmont Office Realty Trust, Inc. Class A (ö)	98,700	1,751

Russell Global Real Estate Securities Fund	399

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Post Properties, Inc. (ö)	32,300		1,573
Prologis, Inc. (ö)	1,207,820		43,216
Public Storage (ö)	244,813		35,072
Regency Centers Corp. (ö)	324,406		14,585
Retail Opportunity Investments Corp. (Ñ)(ö)	400,810		4,870
Retail Properties of America, Inc. Class A (ö)	160,900		1,456
RLJ Lodging Trust (ö)	119,400		2,242
Select Income REIT (Æ)(ö)	38,300		876
Simon Property Group, Inc. (ö)	614,399		95,600
SL Green Realty Corp. (ö)	180,352		14,868
Sovran Self Storage, Inc. (ö)	77,420		4,080
Starwood Hotels & Resorts Worldwide, Inc. (ö)	66,800		3,955
Strategic Hotels & Resorts, Inc. (Æ)(ö)	421,941		2,873
Sunstone Hotel Investors, Inc. (Æ)(ö)	156,076		1,592
Tanger Factory Outlet Centers (ö)	139,833		4,380
Taubman Centers, Inc. (ö)	73,036		5,637
UDR, Inc. (ö)	259,047		6,821
Ventas, Inc. (ö)	590,135		34,694
Vornado Realty Trust (ö)	288,084		24,729
Weingarten Realty Investors (ö)	177,952		4,726

			749,307

Total Common Stocks (cost $1,308,666)			1,626,708

Warrants & Rights - 0.0%
Germany - 0.0%
GSW Immobilien AG Rights 2012 (Æ)	143,608		169

Total Warrants & Rights (cost $—)			169

Short-Term Investments - 1.7%
United States - 1.7%
Russell U.S. Cash Management Fund	28,955,443	(¥)	28,955

Total Short-Term Investments (cost $28,955)			28,955

Other Securities - 4.9%
Russell Investment Company Liquidating Trust (×)	3,385,876	(¥)	3,448
Russell U.S. Cash Collateral Fund (×)	77,249,017	(¥)	77,249

Total Other Securities (cost $80,635)			80,697

Total Investments - 104.4% (identified cost $1,418,256)			1,736,529

Other Assets and Liabilities, Net - (4.4%)			(72,753)

Net Assets - 100.0%			1,663,776

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

400	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
ASX SPI 200 Index Futures (Australia)	18	AUD	1,979	06/12	47
FTSE EPRA Europe Index Futures	295	EUR	3,804	06/12	38
Hang Seng Index Futures (Hong Kong)	21	HKD	21,987	05/12	57
S&P TSE 60 Index Futures (Canada)	10	CAD	1,397	06/12	12
SGX MSCI Singapore Index Futures	21	SGD	1,431	05/12	4
TOPIX Index Futures (Japan)	35	JPY	280,875	06/12	(124)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					34

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund	401

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	90	CAD	89	05/01/12	—
Bank of America	USD	1,402	CAD	1,383	05/17/12	(2)
Bank of Montreal	USD	649	HKD	5,033	06/20/12	—
Citibank	EUR	300	USD	394	06/20/12	(3)
Commonwealth Bank of Australia	USD	418	AUD	405	06/20/12	1
Commonwealth Bank of Australia	USD	291	CAD	CAD 289	06/20/12	2
Commonwealth Bank of Australia	USD	702	EUR	538	06/20/12	10
Commonwealth Bank of Australia	USD	649	HKD	5,033	06/20/12	—
Commonwealth Bank of Australia	USD	419	JPY	35,075	06/20/12	21
Deutsche Bank AG	USD	418	AUD	405	06/20/12	2
Deutsche Bank AG	USD	291	CAD	CAD 289	06/20/12	1
Deutsche Bank AG	USD	702	EUR	538	06/20/12	10
Deutsche Bank AG	USD	649	HKD	5,033	06/20/12	—
Deutsche Bank AG	USD	419	JPY	35,075	06/20/12	21
HSBC Bank PLC	USD	418	AUD	405	06/20/12	2
HSBC Bank PLC	USD	291	CAD	CAD 289	06/20/12	1
HSBC Bank PLC	USD	702	EUR	538	06/20/12	10
HSBC Bank PLC	USD	649	HKD	5,033	06/20/12	—
HSBC Bank PLC	USD	419	JPY	35,075	06/20/12	20
JPMorgan Chase Bank	USD	307	AUD	300	06/20/12	4
JPMorgan Chase Bank	USD	418	AUD	405	06/20/12	1
JPMorgan Chase Bank	USD	202	CAD	200	06/20/12	—
JPMorgan Chase Bank	USD	291	CAD	289	06/20/12	2
JPMorgan Chase Bank	USD	660	EUR	500	06/20/12	2
JPMorgan Chase Bank	USD	702	EUR	538	06/20/12	10
JPMorgan Chase Bank	USD	246	JPY	JPY 20,000	06/20/12	4
JPMorgan Chase Bank	USD	419	JPY	35,075	06/20/12	21
JPMorgan Chase Bank	USD	80	SGD	100	06/20/12	1
JPMorgan Chase Bank	AUD	500	USD	514	06/20/12	(4)
JPMorgan Chase Bank	CAD	300	USD	300	06/20/12	(4)
JPMorgan Chase Bank	EUR	200	USD	265	06/20/12	—
JPMorgan Chase Bank	EUR	500	USD	657	06/20/12	(5)
JPMorgan Chase Bank	HKD	5,000	USD	645	06/20/12	—
JPMorgan Chase Bank	JPY	50,000	USD	622	06/20/12	(4)
JPMorgan Chase Bank	SGD	500	USD	401	06/20/12	(4)
Mellon Bank	USD	50	CAD	50	06/20/12	—
Mellon Bank	USD	649	HKD	5,033	06/20/12	—
Mellon Bank	USD	1,379	SGD	1,735	06/20/12	23
Mellon Bank	AUD	200	USD	204	06/20/12	(4)
Mellon Bank	HKD	1,000	USD	129	06/20/12	—
Royal Bank of Canada	USD	418	AUD	405	06/20/12	2
Royal Bank of Canada	USD	291	CAD	289	06/20/12	2
Royal Bank of Canada	USD	702	EUR	538	06/20/12	10
Royal Bank of Canada	USD	419	JPY	35,075	06/20/12	20
Royal Bank of Scotland PLC	USD	420	AUD	410	06/20/12	5
Royal Bank of Scotland PLC	USD	715	AUD	700	06/20/12	11
Royal Bank of Scotland PLC	USD	252	CAD	250	06/20/12	1
Royal Bank of Scotland PLC	USD	603	CAD	600	06/20/12	4
Royal Bank of Scotland PLC	USD	793	EUR	600	06/20/12	1
Royal Bank of Scotland PLC	USD	1,959	EUR	1,500	06/20/12	26
Royal Bank of Scotland PLC	USD	515	HKD	4,000	06/20/12	—
Royal Bank of Scotland PLC	USD	773	HKD	6,000	06/20/12	—
Royal Bank of Scotland PLC	USD	17	JPY	1,404	05/02/12	—

See accompanying notes which are an integral part of the financial statements.

402	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Royal Bank of Scotland PLC	USD	423	JPY	35,000	06/20/12	16
Royal Bank of Scotland PLC	USD	972	JPY	80,000	06/20/12	30
Royal Bank of Scotland PLC	USD	60	SGD	75	05/02/12	—
Royal Bank of Scotland PLC	USD	199	SGD	250	06/20/12	3
Royal Bank of Scotland PLC	USD	476	SGD	600	06/20/12	9
Royal Bank of Scotland PLC	JPY	1,888	USD	23	05/02/12	—
Royal Bank of Scotland PLC	SGD	93	USD	75	05/02/12	—
State Street Bank & Trust Co.	USD	378	AUD	364	05/01/12	2
State Street Bank & Trust Co.	USD	243	AUD	232	05/02/12	(1)
State Street Bank & Trust Co.	USD	149	AUD	143	05/03/12	—
State Street Bank & Trust Co.	USD	183	AUD	176	05/03/12	—
State Street Bank & Trust Co.	USD	519	AUD	500	06/20/12	(1)
State Street Bank & Trust Co.	USD	403	CAD	400	06/20/12	2
State Street Bank & Trust Co.	USD	637	EUR	482	05/02/12	1
State Street Bank & Trust Co.	USD	132	EUR	100	06/20/12	1
State Street Bank & Trust Co.	USD	926	EUR	700	06/20/12	—
State Street Bank & Trust Co.	USD	307	HKD	2,380	05/02/12	—
State Street Bank & Trust Co.	USD	195	HKD	1,516	05/03/12	—
State Street Bank & Trust Co.	USD	266	HKD	2,067	05/03/12	—
State Street Bank & Trust Co.	USD	129	HKD	1,000	06/20/12	—
State Street Bank & Trust Co.	USD	387	HKD	3,000	06/20/12	—
State Street Bank & Trust Co.	USD	902	HKD	7,000	06/20/12	—
State Street Bank & Trust Co.	USD	10	JPY	846	05/01/12	—
State Street Bank & Trust Co.	USD	646	JPY	52,468	05/01/12	12
State Street Bank & Trust Co.	USD	2,795	JPY	224,883	05/07/12	21
State Street Bank & Trust Co.	USD	2,933	JPY	235,968	05/07/12	22
State Street Bank & Trust Co.	USD	123	JPY	10,000	06/20/12	2
State Street Bank & Trust Co.	USD	718	JPY	60,000	06/20/12	34
State Street Bank & Trust Co.	USD	95	SGD	118	05/03/12	—
State Street Bank & Trust Co.	USD	33	SGD	40	05/04/12	—
State Street Bank & Trust Co.	USD	40	SGD	50	06/20/12	—
State Street Bank & Trust Co.	USD	237	SGD	300	06/20/12	5
State Street Bank & Trust Co.	AUD	39	USD	40	05/01/12	—
State Street Bank & Trust Co.	AUD	120	USD	124	05/01/12	(1)
State Street Bank & Trust Co.	AUD	317	USD	331	05/02/12	1
State Street Bank & Trust Co.	AUD	140	USD	145	05/03/12	—
State Street Bank & Trust Co.	AUD	100	USD	104	06/20/12	—
State Street Bank & Trust Co.	AUD	100	USD	104	06/20/12	—
State Street Bank & Trust Co.	AUD	100	USD	103	06/20/12	(1)
State Street Bank & Trust Co.	AUD	200	USD	207	06/20/12	(1)
State Street Bank & Trust Co.	AUD	300	USD	309	06/20/12	(2)
State Street Bank & Trust Co.	AUD	300	USD	308	06/20/12	(3)
State Street Bank & Trust Co.	CAD	100	USD	102	06/20/12	1
State Street Bank & Trust Co.	CAD	100	USD	100	06/20/12	(1)
State Street Bank & Trust Co.	CAD	200	USD	201	06/20/12	(2)
State Street Bank & Trust Co.	CAD	200	USD	202	06/20/12	(1)
State Street Bank & Trust Co.	CAD	200	USD	201	06/20/12	(1)
State Street Bank & Trust Co.	CAD	250	USD	252	06/20/12	(1)
State Street Bank & Trust Co.	EUR	156	GBP	127	05/02/12	—
State Street Bank & Trust Co.	EUR	10	GBP	8	05/03/12	—
State Street Bank & Trust Co.	EUR	50	USD	66	06/20/12	—
State Street Bank & Trust Co.	EUR	100	USD	132	06/20/12	—
State Street Bank & Trust Co.	EUR	100	USD	132	06/20/12	—

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund	403

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	EUR	200	USD	264	06/20/12	—
State Street Bank & Trust Co.	EUR	200	USD	262	06/20/12	(3)
State Street Bank & Trust Co.	EUR	300	USD	393	06/20/12	(4)
State Street Bank & Trust Co.	EUR	500	USD	661	06/20/12	(1)
State Street Bank & Trust Co.	EUR	500	USD	657	06/20/12	(5)
State Street Bank & Trust Co.	HKD	1,000	USD	129	06/20/12	—
State Street Bank & Trust Co.	HKD	1,500	USD	193	06/20/12	—
State Street Bank & Trust Co.	HKD	2,000	USD	258	06/20/12	—
State Street Bank & Trust Co.	HKD	2,000	USD	258	06/20/12	—
State Street Bank & Trust Co.	HKD	2,000	USD	258	06/20/12	—
State Street Bank & Trust Co.	HKD	3,500	USD	451	06/20/12	—
State Street Bank & Trust Co.	HKD	3,700	USD	477	06/20/12	—
State Street Bank & Trust Co.	HKD	5,000	USD	644	06/20/12	—
State Street Bank & Trust Co.	JPY	1,403	AUD	17	05/01/12	—
State Street Bank & Trust Co.	JPY	947	USD	12	05/01/12	—
State Street Bank & Trust Co.	JPY	1,487	USD	18	05/07/12	—
State Street Bank & Trust Co.	JPY	255,701	USD	3,179	05/07/12	(24)
State Street Bank & Trust Co.	JPY	5,000	USD	62	06/20/12	(1)
State Street Bank & Trust Co.	JPY	5,000	USD	62	06/20/12	—
State Street Bank & Trust Co.	JPY	5,000	USD	62	06/20/12	(1)
State Street Bank & Trust Co.	JPY	10,000	USD	124	06/20/12	(2)
State Street Bank & Trust Co.	JPY	15,000	USD	186	06/20/12	(2)
State Street Bank & Trust Co.	JPY	30,000	USD	368	06/20/12	(8)
State Street Bank & Trust Co.	JPY	35,000	USD	429	06/20/12	(9)
State Street Bank & Trust Co.	PHP	2,565	USD	61	05/03/12	—
State Street Bank & Trust Co.	SGD	134	USD	108	05/03/12	—
State Street Bank & Trust Co.	SGD	41	USD	33	05/04/12	—
State Street Bank & Trust Co.	SGD	100	USD	80	06/20/12	(1)
State Street Bank & Trust Co.	SGD	100	USD	80	06/20/12	(1)
State Street Bank & Trust Co.	SGD	250	USD	200	06/20/12	(2)
State Street Bank & Trust Co.	SGD	250	USD	200	06/20/12	(2)
Westpac Banking Corp.	USD	418	AUD	405	06/20/12	1
Westpac Banking Corp.	USD	291	CAD	289	06/20/12	2
Westpac Banking Corp.	USD	702	EUR	538	06/20/12	10
Westpac Banking Corp.	USD	649	HKD	5,033	06/20/12	—
Westpac Banking Corp.	USD	419	JPY	35,075	06/20/12	21

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						335

Index Swap Contracts
Underlying Security	Counterparty	Notional Amount		Terms	Termination Date	Market Value $

iShares Dow Jones US Real Estate Index Fund	Bank of America	USD	12,292	3 Month LIBOR minus 0.610%	09/04/12	234
iShares Dow Jones US Real Estate Index Fund	Bank of America	USD	10,000	3 Month LIBOR minus 0.400%	04/05/13	389

Total Market Value on Open Index Swaps contracts Premiums Paid (Received) - $—						623

See accompanying notes which are an integral part of the financial statements.

404	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Presentation of Portfolio Holdings — April 30, 2012 (Unaudited)

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$128,898	$—	$—	$128,898	7.8
Austria	1,796	—	—	1,796	0.1
Brazil	11,789	—	—	11,789	0.7
Canada	69,907	—	—	69,907	4.2
China	14,979	—	—	14,979	0.9
Finland	3,328	—	—	3,328	0.2
France	61,307	—	—	61,307	3.7
Germany	15,484	—	—	15,484	0.9
Hong Kong	214,544	—	—	214,544	12.9
India	1,822	—	—	1,822	0.1
Indonesia	1,202	—	—	1,202	0.1
Italy	1,475	—	—	1,475	0.1
Japan	135,865	—	—	135,865	8.2
Netherlands	15,193	—	—	15,193	0.9
Norway	5,366	—	—	5,366	0.3
Philippines	8,436	—	—	8,436	0.5
Singapore	69,625	—	—	69,625	4.2
Sweden	20,389	—	—	20,389	1.2
Switzerland	7,830	—	—	7,830	0.5
United Kingdom	88,166	—	—	88,166	5.3
United States	749,307	—	—	749,307	45.0
Warrants & Rights	—	169	—	169	—*
Short-Term Investments	—	28,955	—	28,955	1.7
Other Securities	—	80,697	—	80,697	4.9

Total Investments	1,626,708	109,821	—	1,736,529	104.4

Other Assets and Liabilities, Net					(4.4)

					100.0

Other Financial Instruments
Futures Contracts	34	—	—	34	—*
Foreign Currency Exchange Contracts	10	325	—	335	—*
Index Swap Contracts	—	623	—	623	—*

Total Other Financial Instruments**	$44	$948	$—	$992

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of Levels 1, 2 and 3 during the period ended April 30, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund	405

Russell Investment Company

Russell Global Real Estate Securities Fund

Fair Value of Derivative Instruments — April 30, 2012 (Unaudited)

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$447
Daily variation margin on futures contracts*	158	—
Index swap contracts, at market value	623	—

Total	$781	$447

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$112
Daily variation margin on futures contracts*	124	—

Total	$124	$112

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$1,489	$—
Index swap contracts	3,032	—
Foreign currency-related transactions	—	(317)

Total	$4,521	$(317)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(957)	$—
Index swap contracts	427	—
Foreign currency-related transactions	—	32

Total	$530	$32

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

406	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Statement of Assets and Liabilities — April 30, 2012 (Unaudited)

Amounts in thousands

Assets
Investments, at identified cost	$1,418,256
Investments, at market**, ***	1,736,529
Cash (restricted)	2,600
Foreign currency holdings*	7,095
Unrealized appreciation on foreign currency exchange contracts	447
Receivables:
Dividends and interest	3,995
Dividends from affiliated Russell money market funds	5
Investments sold	11,536
Fund shares sold	2,251
Foreign taxes recoverable	122
Daily variation margin on futures contracts	75
Prepaid expenses	3
Index swap contracts, at market	623

Total assets	1,765,281

Liabilities
Payables:
Due to broker	960
Investments purchased	15,074
Fund shares redeemed	3,042
Accrued fees to affiliates	1,378
Other accrued expenses	251
Daily variation margin on futures contracts	48
Deferred tax liability	5
Unrealized depreciation on foreign currency exchange contracts	112
Payable upon return of securities loaned	80,635

Total liabilities	101,505

Net Assets	$1,663,776

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund	407

Russell Investment Company

Russell Global Real Estate Securities Fund

Statement of Assets and Liabilities, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(739)
Accumulated net realized gain (loss)	(85,106)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	318,268
Futures contracts	34
Index swap contracts	623
Foreign currency-related transactions	375
Shares of beneficial interest	447
Additional paid-in capital	1,429,874

Net Assets	$1,663,776

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(a)	$36.67
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$38.91
Class A — Net assets	$26,789,067
Class A — Shares outstanding ($.01 par value)	730,573
Net asset value per share: Class C(a)	$35.83
Class C — Net assets	$42,658,553
Class C — Shares outstanding ($.01 par value)	1,190,639
Net asset value per share: Class E(a)	$36.69
Class E — Net assets	$33,655,528
Class E — Shares outstanding ($.01 par value)	917,324
Net asset value per share: Class S(a)	$37.25
Class S — Net assets	$1,158,450,014
Class S — Shares outstanding ($.01 par value)	31,100,619
Net asset value per share: Class Y(a)	$37.24
Class Y — Net assets	$402,223,168
Class Y — Shares outstanding ($.01 par value)	10,800,105
Amounts in thousands

* Foreign currency holdings - cost	$7,072
** Securities on loan included in investments	$77,515
*** Investments in affiliates, Russell U.S. Cash Management Fund, Russell Investment Company Liquidating Trust and Russell U.S. Cash Collateral Fund	$109,652
(a) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

408	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Statement of Operations — For the Period Ended April 30, 2012 (Unaudited)

Amounts in thousands

Investment Income
Dividends	$27,164
Dividends from affiliated Russell money market funds	25
Interest	8
Securities lending income	358
Less foreign taxes withheld	(1,276)

Total investment income	26,279

Expenses
Advisory fees	6,250
Administrative fees	391
Custodian fees	291
Distribution fees - Class A	31
Distribution fees - Class C	155
Transfer agent fees - Class A	22
Transfer agent fees - Class C	37
Transfer agent fees - Class E	30
Transfer agent fees - Class S	983
Transfer agent fees - Class Y	8
Professional fees	56
Registration fees	71
Shareholder servicing fees - Class C	52
Shareholder servicing fees - Class E	41
Trustees’ fees	18
Printing fees	75
Miscellaneous	20

Expenses before reductions	8,531
Expense reductions	— *

Net expenses	8,531

Net investment income (loss)	17,748

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	18,394
Futures contracts	1,489
Index swap contracts	3,032
Foreign currency-related transactions	(410)

Net realized gain (loss)	22,505

Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	118,056
Futures contracts	(957)
Index swap contracts	427
Foreign currency-related transactions	1

Net change in unrealized appreciation (depreciation)	117,527

Net realized and unrealized gain (loss)	140,032

Net Increase (Decrease) in Net Assets from Operations	$157,780

*	Less than $500.

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund	409

Russell Investment Company

Russell Global Real Estate Securities Fund

Statements of Changes in Net Assets

Amounts in thousands	Period Ended April 30, 2012 (Unaudited)	Fiscal Year Ended October 31, 2011

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$17,748	$28,634
Net realized gain (loss)	22,505	35,458
Net change in unrealized appreciation (depreciation)	117,527	(102,008)

Net increase (decrease) in net assets from operations	157,780	(37,916)

Distributions
From net investment income
Class A	(223)	(668)
Class C	(290)	(819)
Class E	(283)	(909)
Class S	(10,599)	(30,759)
Class Y	(3,761)	(11,135)

Net decrease in net assets from distributions	(15,156)	(44,290)

Share Transactions
Net increase (decrease) in net assets from share transactions	(66,196)	(17,111)
Fund Reimbursements	—	1,664

Total Net Increase (Decrease) in Net Assets	76,428	(97,653)

Net Assets
Beginning of period	1,587,348	1,685,001

End of period	$1,663,776	$1,587,348

Undistributed (overdistributed) net investment income included in net assets	$(739)	$(3,331)

See accompanying notes which are an integral part of the financial statements.

410	Russell Global Real Estate Securities Fund

(This page intentionally left blank)

Russell Investment Company

Russell Global Real Estate Securities Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Class A
April 30, 2012*	33.52	.34	3.12	3.46	(.31)	—	—
October 31, 2011	35.24	.51	(1.38)	(.87)	(.81)	—	—
October 31, 2010	26.38	.90	8.78	9.68	(.82)	—	—
October 31, 2009	26.79	.76	(.44)	.32	(.73)	—	—
October 31, 2008	52.29	.88	(19.82)	(18.94)	(.86)	(5.64)	(.06)
October 31, 2007(1)	57.37	.11	(4.50)	(4.39)	(.69)	—	—
Class C
April 30, 2012*	32.83	.21	3.03	3.24	(.24)	—	—
October 31, 2011	34.52	.23	(1.34)	(1.11)	(.55)	—	—
October 31, 2010	25.85	.64	8.62	9.26	(.59)	—	—
October 31, 2009	26.30	.59	(.47)	.12	(.57)	—	—
October 31, 2008	51.42	.60	(19.49)	(18.89)	(.55)	(5.64)	(.04)
October 31, 2007	56.11	.20	.27	.47	(.34)	(4.82)	—
Class E
April 30, 2012*	33.54	.34	3.12	3.46	(.31)	—	—
October 31, 2011	35.26	.50	(1.38)	(.88)	(.80)	—	—
October 31, 2010	26.38	.88	8.81	9.69	(.81)	—	—
October 31, 2009	26.84	.73	(.46)	.27	(.73)	—	—
October 31, 2008	52.36	.89	(19.87)	(18.98)	(.84)	(5.64)	(.06)
October 31, 2007	56.95	.62	.28	.90	(.67)	(4.82)	—
Class S
April 30, 2012*	34.03	.39	3.16	3.55	(.33)	—	—
October 31, 2011	35.77	.60	(1.41)	(.81)	(.88)	—	—
October 31, 2010	26.76	.98	8.93	9.91	(.90)	—	—
October 31, 2009	27.19	.80	(.44)	.36	(.79)	—	—
October 31, 2008	52.94	1.02	(20.12)	(19.10)	(.94)	(5.64)	(.07)
October 31, 2007	57.53	.75	.28	1.03	(.80)	(4.82)	—
Class Y
April 30, 2012*	34.03	.42	3.15	3.57	(.36)	—	—
October 31, 2011	35.76	.67	(1.40)	(.73)	(.95)	—	—
October 31, 2010	26.75	1.04	8.92	9.96	(.95)	—	—
October 31, 2009	27.19	.86	(.48)	.38	(.82)	—	—
October 31, 2008(4)	38.52	(.32)	(10.79)	(11.11)	(.20)	—	(.02)

See accompanying notes which are an integral part of the financial statements.

412	Russell Global Real Estate Securities Fund

$ Distributions In Excess(i)	$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

—	(.31)	36.67	10.30	26,789	1.35	1.35	2.01	32
(.04)	(.85)	33.52	(2.51)	25,724	1.36	1.36	1.44	69
—	(.82)	35.24	37.23	25,564	1.34	1.34	2.83	141
—	(.73)	26.38	2.10	16,370	1.34	1.34	3.45	118
—	(6.56)	26.79	(39.97)	15,978	1.34	1.34	2.30	66
—	(.69)	52.29	(7.70)	7,868	1.33	1.32	.35	70

—	(.24)	35.83	9.89	42,659	2.10	2.10	1.25	32
(.03)	(.58)	32.83	(3.28)	43,207	2.11	2.11	.67	69
—	(.59)	34.52	36.24	53,155	2.09	2.09	2.08	141
—	(.57)	25.85	1.21	45,163	2.09	2.09	2.74	118
—	(6.23)	26.30	(40.42)	51,273	2.09	2.09	1.56	66
—	(5.16)	51.42	.56	98,745	2.08	2.07	.38	70

—	(.31)	36.69	10.29	33,656	1.35	1.35	2.01	32
(.04)	(.84)	33.54	(2.51)	35,132	1.36	1.36	1.43	69
—	(.81)	35.26	37.22	38,484	1.34	1.34	2.79	141
—	(.73)	26.38	1.95	36,262	1.34	1.34	3.32	118
—	(6.54)	26.84	(39.99)	32,758	1.34	1.34	2.29	66
—	(5.49)	52.36	1.33	51,299	1.33	1.32	1.13	70

—	(.33)	37.25	10.43	1,158,449	1.10	1.10	2.27	32
(.05)	(.93)	34.03	(2.28)	1,107,094	1.11	1.11	1.68	69
—	(.90)	35.77	37.58	1,168,039	1.09	1.09	3.08	141
—	(.79)	26.76	2.26	1,013,787	1.09	1.09	3.59	118
—	(6.65)	27.19	(39.83)	884,480	1.09	1.09	2.57	66
—	(5.62)	52.94	1.57	2,126,802	1.08	1.07	1.38	70

—	(.36)	37.24	10.53	402,223	.92	.92	2.43	32
(.05)	(1.00)	34.03	(2.10)	376,191	.93	.93	1.86	69
—	(.95)	35.76	37.83	399,759	.91	.91	3.28	141
—	(.82)	26.75	2.40	551,981	.91	.91	3.86	118
—	(.22)	27.19	(28.98)	470,552	1.01	1.01	(10.48)	66

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund	413

Russell Investment Company

Russell Money Market Fund

Shareholder Expense Example — April 30, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Semi-annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur distribution (12b-1) and/or service fee; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from November 1, 2011 to April 30, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,000.00	$1,024.47
Expenses Paid During Period*	$0.40	$0.40

*	Expenses are equal to the Fund’s annualized expense ratio of 0.08% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
November 1, 2011	$1,000.00	$1,000.00
Ending Account Value
April 30, 2012	$1,000.00	$1,024.47
Expenses Paid During Period*	$0.40	$0.40

*	Expenses are equal to the Fund’s annualized expense ratio of 0.08% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

414	Russell Money Market Fund

Russell Investment Company

Russell Money Market Fund

Schedule of Investments — April 30, 2012 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity#	Value $

Domestic Commercial Paper - 2.6%
Straight-A Funding, LLC	2,000	1.000	05/24/12	2,000
Straight-A Funding, LLC	1,500	1.000	06/01/12	1,500
Straight-A Funding, LLC	1,000	1.000	07/02/12	999

Total Domestic Commercial Paper (amortized cost $4,499)				4,499

United States Government Agencies - 57.1%
AID to INH Portugal Guaranteed Notes, weekly demand (Ê)(Å)	3,750	0.894	12/01/17	3,768
Fannie Mae	4,184	4.875	05/18/12	4,193
Federal Farm Credit Bank	4,114	0.240	06/13/12	4,115
Federal Farm Credit Discount Notes	9,000	Zero coupon	05/01/12	9,000
Federal Farm Credit Discount Notes	5,000	Zero coupon	05/04/12	5,000
Federal Farm Credit Discount Notes	500	Zero coupon	05/15/12	500
Federal Home Loan Bank Discount Notes	5,000	Zero coupon	05/03/12	5,000
Federal Home Loan Bank Discount Notes	11,212	Zero coupon	05/04/12	11,212
Federal Home Loan Bank Discount Notes	10,000	Zero coupon	05/11/12	10,000
Federal Home Loan Bank Discount Notes	9,807	Zero coupon	05/23/12	9,806
Federal Home Loan Bank Discount Notes	7,000	Zero coupon	05/25/12	7,000
Federal Home Loan Bank Discount Notes	1,726	Zero coupon	08/20/12	1,725
Federal Home Loan Bank Discount Notes	3,000	Zero coupon	08/29/12	2,998
Federal Home Loan Bank Discount Notes	4,500	Zero coupon	09/28/12	4,497
Federal Home Loan Banks	1,875	1.375	06/08/12	1,878
Federal Home Loan Banks	3,700	5.375	06/08/12	3,720
Federal National Mortgage Association Discount Notes	4,500	Zero coupon	06/20/12	4,499
Freddie Mac Discount Notes	9,094	Zero coupon	05/07/12	9,094

Total United States Government Agencies (amortized cost $98,005)				98,005

United States Treasury - 40.2%
United States Treasury Bills	13,000	Zero coupon	05/17/12	13,000
United States Treasury Bills	9,000	Zero coupon	05/24/12	8,999
United States Treasury Bills	5,000	Zero coupon	09/20/12	4,997
United States Treasury Notes	15,000	1.375	05/15/12	15,007
United States Treasury Notes	20,000	0.750	05/31/12	20,011
United States Treasury Notes	5,000	1.875	06/15/12	5,011
United States Treasury Notes	2,000	0.375	10/31/12	2,003

Total United States Treasury (amortized cost $69,028)				69,028

Total Investments - 99.9% (cost $171,532) (†)				171,532

Other Assets and Liabilities, Net - 0.1%				137

Net Assets - 100.0%				171,669

Russell Money Market Fund	415

Russell Investment Company

Russell Money Market Fund

Presentation of Portfolio Holdings — April 30, 2012 (Unaudited)

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Domestic Commercial Paper	$—	$4,499	$—	$4,499	2.6
United States Government Agencies	—	98,005	—	98,005	57.1
United States Treasury	—	69,028	—	69,028	40.2

Total Investments	$—	$171,532	$—	$171,532	99.9

Other Assets and Liabilities, Net					0.1

					100.0

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of Levels 1, 2 and 3 during the period ended April 30, 2012.

See accompanying notes which are an integral part of the financial statements.

416	Russell Money Market Fund

Russell Investment Company

Russell Money Market Fund

Statement of Assets and Liabilities — April 30, 2012 (Unaudited)

Amounts in thousands

Assets
Investments, at amortized cost which approximates value	$171,532
Receivables:
Interest	396
Investments sold	201

Total assets	172,129

Liabilities
Payables:
Accrued fees to affiliates	339
Other accrued expenses	107
Income distribution	14

Total liabilities	460

Net Assets	$171,669

See accompanying notes which are an integral part of the financial statements.

Russell Money Market Fund	417

Russell Investment Company

Russell Money Market Fund

Statement of Assets and Liabilities, continued — April 30, 2012 (Unaudited)

Amounts in thousands

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1
Accumulated net realized gain (loss)	(6)
Shares of beneficial interest	1,718
Additional paid-in capital	169,956

Net Assets	$171,669

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(a)	$1.00
Class A — Net assets	$53,102,044
Class A — Shares outstanding ($.01 par value)	53,024,822
Net asset value per share: Class S(a)	$1.00
Class S — Net assets	$118,567,342
Class S — Shares outstanding ($.01 par value)	118,704,212
Amounts in thousands
(a) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

418	Russell Money Market Fund

Russell Investment Company

Russell Money Market Fund

Statement of Operations — For the Period Ended April 30, 2012 (Unaudited)

Amounts in thousands

Investment Income
Interest	$73

Total investment income	73

Expenses
Advisory fees	188
Administrative fees	47
Custodian fees	30
Transfer agent fees - Class A	51
Transfer agent fees - Class S	117
Professional fees	30
Registration fees	77
Trustees’ fees	4
Printing fees	5
Miscellaneous	9

Expenses before reductions	558
Expense reductions	(485)

Net expenses	73

Net investment income (loss)	—

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on Investments	(2)
Net change in unrealized appreciation (depreciation) on Investments	—

Net realized and unrealized gain (loss)	(2)

Net Increase (Decrease) in Net Assets from Operations	$(2)

See accompanying notes which are an integral part of the financial statements.

Russell Money Market Fund	419

Russell Investment Company

Russell Money Market Fund

Statements of Changes in Net Assets

Amounts in thousands	Period Ended April 30, 2012 (Unaudited)	Fiscal Year Ended October 31, 2011

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$—	$5
Net realized gain (loss)	(2)	(3)
Net change in unrealized appreciation (depreciation)	—	—

Net increase (decrease) in net assets from operations	(2)	2

Distributions
From net investment income
Class A	—	(65)
Class S	—	(214)

Net decrease in net assets from distributions	—	(279)

Share Transactions
Net increase (decrease) in net assets from share transactions	(41,380)	(125,409)

Total Net Increase (Decrease) in Net Assets	(41,382)	(125,686)

Net Assets
Beginning of period	213,051	338,737

End of period	$171,669	$213,051

Undistributed (overdistributed) net investment income included in net assets	$1	$1

See accompanying notes which are an integral part of the financial statements.

420	Russell Money Market Fund

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Russell Investment Company

Russell Money Market Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income
Class A
April 30, 2012*	1.0000	—	—	—	—
October 31, 2011	1.0000	.0001	.0008	.0009	(.0009)
October 31, 2010	1.0000	.0005	(.0005)	—	— (f)
October 31, 2009	1.0000	.0052	(.0010)	.0042	(.0042)
October 31, 2008	1.0000	.0324	.0016	.0340	(.0340)
October 31, 2007	1.0000	.0517	—	.0517	(.0517)
Class S
April 30, 2012*	1.0000	—	—	—	—
October 31, 2011	1.0000	—	.0009	.0009	(.0009)
October 31, 2010	1.0000	.0005	(.0005)	—	— (f)
October 31, 2009	1.0000	.0053	(.0004)	.0049	(.0049)
October 31, 2008	1.0000	.0344	.0007	.0351	(.0351)
October 31, 2007	1.0000	.0527	—	.0527	(.0527)

See accompanying notes which are an integral part of the financial statements.

422	Russell Money Market Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)		$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)		% Ratio of Net Investment Income to Average Net Assets(d)(e)

—	1.0000	—		53,102	.59	.08		—
(.0009)	1.0000	.09		64,191	.54	.13		—
— (f)	1.0000	.08	(h)	78,133	.44	.12	(h)	.05	(h)
(.0042)	1.0000	.42		166,150	.63	.31		.52
(.0340)	1.0000	3.45		415,233	.42	.26		3.24
(.0517)	1.0000	5.30		291,636	.40	.25		5.18

—	1.0000	—		118,567	.59	.08		—
(.0009)	1.0000	.09		148,860	.54	.13		—
— (f)	1.0000	.08	(h)	260,604	.44	.12	(h)	.05	(h)
(.0049)	1.0000	.49		2,411,490	.55	.23		.53
(.0351)	1.0000	3.56		4,874,243	.32	.16		3.44
(.0527)	1.0000	5.40		5,429,652	.30	.15		5.27

See accompanying notes which are an integral part of the financial statements.

Russell Money Market Fund	423

Russell Investment Company

Russell Funds

Notes to Schedules of Investments — April 30, 2012 (Unaudited)

Footnotes:

(Æ)	Nonincome-producing security.
(Ï)	Forward commitment.
(Ê)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(ƒ)	Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(ö)	Real Estate Investment Trust (REIT).
(µ)	Bond is insured by a guarantor.
(ß)	Illiquid security.
(Ø)	In default.
(ç)	At amortized cost, which approximates market value.
(ž)	Rate noted is yield-to-maturity from date of acquisition.
(æ)	Pre-refunded: These bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
(§)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(×)	The security is purchased with the cash collateral from the securities loaned.
(Ñ)	All or a portion of the shares of this security are on loan.
(Þ)	Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(Å)	Illiquid and restricted security.
(Û)	All or a portion of the shares of this security are held as collateral in connection with securities sold short.
(†)	The identified cost for Federal income tax purposes is the same as shown above.
(#)	All securities with a maturity greater than thirteen months have a demand feature or an optional or mandatory put, or are pre-refunded, resulting in an effective maturity of thirteen months or less. Additionally, all daily and weekly demand securities are backed by direct payment of letters of credit.
(¥)	Unrounded units
(å)	Currency balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund. See Note 2.

Abbreviations:

ADR - American Depositary Receipt

ADS - American Depositary Share

BBR - Bank Bill Rate

BBSW - Bank Bill Swap Reference Rate

CIBOR - Copenhagen Interbank Offered Rate

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

CVO - Contingent Value Obligation

EMU - European Economic and Monetary Union

EURIBOR - Euro Interbank Offered Bank

FDIC - Federal Deposit Insurance Company

GDR - Global Depositary Receipt

GDS - Global Depositary Share

LIBOR - London Interbank Offered Rate

NIBOR - Norwegian Interbank Offered Rate

NZD - New Zealand Dollar

PIK - Payment in Kind

REMIC - Real Estate Mortgage Investment Conduit

STRIP - Separate Trading of Registered Interest and Principal of Securities

TBA - To Be Announced Security

UK - United Kingdom

Foreign Currency Abbreviations:

ARS - Argentine peso	HUF - Hungarian forint	PKR - Pakistani rupee
AUD - Australian dollar	IDR - Indonesian rupiah	PLN - Polish zloty
BRL - Brazilian real	ILS - Israeli shekel	RUB - Russian ruble
CAD - Canadian dollar	INR - Indian rupee	SEK - Swedish krona
CHF - Swiss franc	ISK - Iceland krona	SGD - Singapore dollar
CLP - Chilean peso	ITL - Italian lira	SKK - Slovakian koruna
CNY - Chinese renminbi yuan	JPY - Japanese yen	THB - Thai baht
COP - Colombian peso	KES - Kenyan schilling	TRY - Turkish lira
CRC - Costa Rica colon	KRW - South Korean won	TWD - Taiwanese dollar
CZK - Czech koruna	MXN - Mexican peso	USD - United States dollar
DKK - Danish krone	MYR - Malaysian ringgit	VEB - Venezuelan bolivar
EGP - Egyptian pound	NOK - Norwegion krone	VND - Vietnam dong
EUR - Euro	NZD - New Zealand dollar	ZAR - South African rand
GBP - British pound sterling	PEN - Peruvian nouveau sol
HKD - Hong Kong dollar	PHP - Philippine peso

424	Russell Money Market Fund

Russell Investment Company

Russell Funds

Notes to Financial Highlights — April 30, 2012 (Unaudited)

*	For the period ended April 30, 2012 (Unaudited).
(1)	For the period March 1, 2007 (commencement of operations) to October 31, 2007.
(2)	For the period October 22, 2007 (commencement of operations) to October 31, 2007.
(3)	For the period September 2, 2008 (commencement of operations) to October 31, 2008.
(4)	For the period September 26, 2008 (commencement of operations) to October 31, 2008.
(5)	For the period June 1, 2010 (commencement of operations) to October 31, 2010.
(6)	For the period July 1, 2010 (commencement of operations) to October 31, 2010.
(7)	For the period October 1, 2010 (commencement of operations) to October 31, 2010.
(8)	For the period February 7, 2012 (commencement of operations) to April 30, 2012.
(a)	Average daily shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	Total return for Class A does not reflect a front-end sales charge. If sales charges were included, the total return would be lower.
(d)	May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo”) and/or Russell Fund Services Company (“RFSC”), and for certain funds, custody credit arrangements.
(e)	The ratios for periods less than one year are annualized.
(f)	Less than $.01 per share.
(g)	For the Russell U.S. Quantitative Equity Fund, the respective annualized net expense ratios, not including the dividend and interest expense from short sales, were as follows:

For the period ended	Class A	Class C	Class E	Class I	Class S	Class Y
April 30, 2012	1.07%	1.82%	1.01%	0.74%	0.82%	0.64%
October 31, 2011	1.08%	1.83%	1.01%	0.75%	0.83%	0.65%
October 31, 2010	1.06%	1.81%	0.95%	0.71%	0.81%	0.64%
October 31, 2009	1.07%	1.81%	0.94%	0.69%	0.82%	0.64%
October 31, 2008	1.09%	1.84%	0.94%	0.71%	0.83%	0.65%
October 31, 2007	n/a	n/a	0.93%	0.68%	n/a	0.64%

(h)	For fiscal year 2010, expenses on the Russell Money Market Fund were over accrued on several categories. Adjustments to these estimates have been made and are reflected in this presentation. If adjustments had not been made, the expense ratios would have been higher and the net investment income and the total return would have been lower. Additionally, the Fund’s total return reflects a voluntary payment from an affiliate for realized losses. Excluding this reimbursement the Fund’s total return would have been 0.22% lower.
(i)	Distributions in excess of accumulated earnings and profits but not in excess of current earnings and profits computed on a tax basis.

See accompanying notes which are an integral part of the financial statements.

Russell Money Market Fund	425

Russell Investment Company

Russell Funds

Notes to Financial Statements — April 30, 2012 (Unaudited)

1.	Organization

Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 38 different investment portfolios referred to as Funds. These financial statements report on 21 of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operated as a Massachusetts business trust under a Second Amended and Restated Master Trust Agreement dated October 1, 2008 as amended (“Master Trust Agreement”). The Investment Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value portfolio securities according to Board-approved securities valuation procedures which include market and fair value procedures. Russell Money Market Fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase, unless the Board determines that amortized cost does not represent market value of such money market fund securities or short-term debt obligations. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell Fund Services Company (“RFSC”).

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are non-active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange traded funds and derivatives that are traded on a national securities exchange are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, bank notes and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis and marked-to-market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their

426	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows of each tranche, market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in privately held investment funds will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 2 of the fair value hierarchy. The Funds have adopted the authoritative guidance under U.S. GAAP for estimating the fair value of investments in funds that have calculated NAV per share in accordance with the specialized accounting guidance for investment companies. Accordingly, while NAV per share of an investment may not be determinative of fair value, as defined by U.S. GAAP, the Funds estimate the fair value of an investment in a fund using the NAV per share of the investment (or its equivalent) without further adjustment as a practical expedient, if the NAV per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Financial over-the-counter derivative instruments are instruments such as foreign currency contracts, futures contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the NAV of Fund shares is determined may be reflected in the calculation of NAV for each applicable Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s NAV. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Although there are observable inputs assigned on a security level, prices are derived from factors using proprietary models or matrix pricing. For this reason, significant events will cause movement between Levels 1 and 2. Funds that invest in low-rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. securities market (defined in the fair value procedures as the movement by a single major U.S. index greater than a certain percentage) or other significant event; foreign market holidays if, on a daily basis, a Fund’s foreign exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

The NAV of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares, since foreign securities can trade on non-business days.

Level 3 Trading Assets and Trading Liabilities, at Fair Value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes). When RFSC applies fair valuation methods that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by the Board or persons acting at their direction would accurately reflect the

Notes to Financial Statements	427

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation and additional disclosure about fair value measurements, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

Investment Transactions

Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the NAV stated in the financial statements to be different from the NAV at which shareholders may transact. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date. Interest income is recorded daily on the accrual basis. The fixed income funds classify gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income. All premiums and discounts, including original issue discounts, are amortized/accreted using the effective interest method.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

Each Fund qualifies as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and intends to distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund derives at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (the “IRS”) has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under sub-chapter M of the Code. As such, the Russell Commodity Strategies Fund’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income. In a subsequent revenue ruling, the IRS concluded that income from alternative investment instruments that create commodity exposure may be considered qualifying income under the Code. The IRS has also issued private letter rulings to other taxpayers in which they specifically concluded that income derived from an investment in a wholly-owned subsidiary will constitute qualifying income, even if the subsidiary itself owns commodity-linked swaps. Although those private letter rulings can be relied on only by the taxpayers to whom they were issued, based on the reasoning in such rulings, the Russell Commodity Strategies Fund gains exposure to the commodity markets primarily through investments in the Russell Cayman Commodity Strategies Fund Ltd. The Russell Commodity Strategies Fund has also requested its own such private letter ruling, although the IRS currently has suspended the issuance of such rulings pending further internal review. There can be no assurance that the IRS will issue the requested ruling to the Russell Commodity Strategies Fund, or that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The ability of the Fund to qualify for favorable regulated investment company status under the Code could be jeopardized if the Fund were unable to treat its income from commodity-linked notes and the Subsidiary as qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and the Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts its liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

428	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

Each Fund files a U.S. tax return. At April 30, 2012, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending October 31, 2008 through October 31, 2010, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid according to the following schedule:

Declared	Payable	Funds
Daily	Monthly	Russell Money Market Fund

Monthly	Early in the following month	Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond, Russell Tax Exempt Bond and Russell Global Opportunistic Credit Funds

Quarterly	April, July, October and December	Russell U.S. Core Equity, Russell U.S. Quantitative Equity, Russell U.S. Value, Russell Global Infrastructure, Russell Global Real Estate Securities, Russell U.S. Large Cap Equity, Russell U.S. Mid Cap Equity and Russell U.S. Growth Funds

Annually	Mid-December	Russell U.S. Small Cap Equity, Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Tax-Managed U.S. Large Cap, Russell Tax-Managed U.S. Mid & Small Cap and Russell Commodity Strategies Funds

Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards.

Expenses

The Funds pay their own expenses other than those expressly assumed by Russell Investment Management Company (“RIMCo”) or RFSC. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Class Allocation

Each of the Funds presented herein may offer certain of the following classes of shares: Class A, Class C, Class E, Class I, Class S and Class Y. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), investment income and expenses, with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

(a)	Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b)	Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the

Notes to Financial Statements	429

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes

The Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Global Opportunistic Credit, Russell Global Infrastructure and Russell Global Real Estate Securities Funds may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Funds may record a deferred tax liability with respect to the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at April 30, 2012. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities. The amounts related to capital gains and repatriation taxes are included in net realized gain (loss) on investments in the Statements of Operations for the following Funds:

	Deferred Tax Liability	Capital Gains Taxes

Russell International Developed Markets Fund	$85,328	$—
Russell Global Equity Fund	83,193	—
Russell Emerging Markets Fund	2,537,495	316,025
Russell Global Infrastructure Fund	14,154	—
Russell Global Real Estate Securities Fund	5,061	—

Derivatives

To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds’ Prospectuses and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps and forwards. These instruments offer unique characteristics and risks that facilitate Funds’ investment strategies.

The Funds typically use derivatives in three ways: exposing cash reserves to markets, hedging and return enhancement. In addition, certain Funds may enter into foreign exchange contracts for trade settlement purposes. The Funds, other than the Russell Tax Exempt Bond Fund, Russell Commodity Strategies Fund, and Russell Money Market Fund, may pursue their strategy of being fully invested by exposing cash reserves to the performance of appropriate markets by purchasing securities and/or derivatives. This is intended to cause the Funds to perform as though cash reserves were actually invested in those markets. Hedging may also be used by certain Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund, including using derivatives as a substitute for holding physical bonds, and using them to express various macro views (e.g., interest rate movements, currency movements, and macro credit strategies). By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks include, but are not limited to, market risk, liquidity risk, counterparty risk, basis risk, reinvestment risk, political risk, prepayment risk, extension risk and credit risk.

The effects of derivative instruments, categorized by risk exposure, on the Statement of Assets and Liabilities and the Statement of Operations, for the period ended April 30, 2012, if applicable, are disclosed in the Fair Value of Derivative Instruments presentation following each applicable Fund’s Schedule of Investments.

Foreign Currency Exchange Contracts

In connection with investment transactions consistent with the Funds’ investment objectives and strategies, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“FX contracts”). From time to time, certain Funds may enter into FX contracts to hedge certain foreign currency-denominated assets. FX contracts are recorded at market value. Certain risks may arise upon entering into these FX contracts from the potential inability of counterparties to meet the terms of their FX contracts and are generally limited to the amount of unrealized gain on the FX contracts, if any, that are disclosed in the Statements of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions.

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For the period ended April 30, 2012, the following Funds entered into foreign currency exchange contracts primarily for the strategies listed below:

Funds	Strategies
Russell International Developed Markets Fund	Return enhancement, hedging, exposing cash reserves to markets and trade settlement
Russell Global Equity Fund	Exposing cash reserves to markets and trade settlement
Russell Emerging Markets Fund	Exposing cash reserves to markets and trade settlement
Russell Global Opportunistic Credit Fund	Return enhancement and hedging
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Short Duration Bond Fund	Return enhancement and hedging
Russell Global Infrastructure Fund	Exposing cash reserves to markets and trade settlement
Russell Global Real Estate Securities Fund	Exposing cash reserves to markets and trade settlement

The Funds’ foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following tables illustrate the quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

	Outstanding Contract Amounts Bought, Quarter Ended
Funds	January 31, 2012	April 30, 2012

Russell International Developed Markets Fund	$1,097,147,093	$883,277,879
Russell Global Equity Fund	375,602,090	250,841,688
Russell Emerging Markets Fund	158,430,981	131,474,520
Russell Global Opportunistic Credit Fund	122,699,127	137,725,288
Russell Strategic Bond Fund	1,185,672,491	4,154,009,130
Russell Investment Grade Fund	146,261,855	95,123,916
Russell Short Duration Fund	182,675,906	143,121,707
Russell Global Infrastructure Fund	79,064,089	66,418,717
Russell Global Real Estate Securities Fund	77,170,408	59,414,100

	Outstanding Contract Amounts Sold, Quarter Ended
Funds	January 31, 2012	April 30, 2012

Russell International Developed Markets Fund	$1,096,027,467	$880,717,244
Russell Global Equity Fund	374,533,519	249,134,302
Russell Emerging Markets Fund	155,981,456	132,342,619
Russell Global Opportunistic Credit Fund	124,329,661	139,172,980
Russell Strategic Bond Fund	1,890,011,914	3,936,536,560
Russell Investment Grade Fund	146,960,872	95,403,868
Russell Short Duration Fund	183,857,567	143,530,847
Russell Global Infrastructure Fund	79,150,107	66,025,660
Russell Global Real Estate Securities Fund	138,557,149	60,618,363

As of April 30, 2012, the following Funds had cash collateral balances in connection with forward contracts purchased (sold) as follows:

Due to Broker

Russell Strategic Bond Fund	$655,000
Russell Investment Grade Bond Fund	110,000

Options

The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to expose cash reserves to markets.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

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Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments on the Statements of Operations.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

A Fund may enter into a swaption (swap option). In a swaption, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in a Fund’s Statement of Assets and Liabilities.

For the period ended April 30, 2012, the Funds purchased/sold options primarily for the strategies listed below:

Funds	Strategies
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Short Duration Bond Fund	Return enhancement and hedging

The Funds’ options contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of options contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

	Number of Options Contracts Outstanding, Quarter Ended
Funds	January 31, 2012	April 30, 2012
Russell Strategic Bond Fund	198	44
Russell Investment Grade Bond Fund	82	41
Russell Short Duration Bond Fund	70	18

Futures Contracts

The Funds may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts). The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are typically required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

For the period ended April 30, 2012, the following Funds entered into future contracts primarily for the strategies listed below:

Funds	Strategies
Russell U.S. Core Equity Fund	Exposing cash reserves to markets
Russell U.S. Quantitative Equity Fund	Exposing cash reserves to markets
Russell U.S. Growth Fund	Exposing cash reserves to markets
Russell U.S. Value Fund	Exposing cash reserves to markets
Russell U.S. Large Cap Equity Fund	Exposing cash reserves to markets
Russell U.S. Mid Cap Equity Fund	Exposing cash reserves to markets
Russell U.S. Small Cap Equity Fund	Exposing cash reserves to markets
Russell International Developed Markets Fund	Return enhancement and exposing cash reserves to markets
Russell Global Equity Fund	Exposing cash reserves to markets
Russell Emerging Markets Fund	Exposing cash reserves to markets
Russell Tax-Managed U.S. Large Cap Fund	Exposing cash reserves to markets

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Funds	Strategies
Russell Tax-Managed U.S. Mid & Small Cap Fund	Exposing cash reserves to markets
Russell Strategic Bond Fund	Return enhancement, hedging, and exposing cash reserves to markets
Russell Investment Grade Bond Fund	Return enhancement, hedging, and exposing cash reserves to markets
Russell Short Duration Bond Fund	Return enhancement, hedging, and exposing cash reserves to markets
Russell Commodity Strategies Fund	Return enhancement
Russell Global Infrastructure Fund	Exposing cash reserves to markets
Russell Global Real Estate Securities Fund	Exposing cash reserves to markets

The Funds’ future contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following tables illustrate the quarterly volume of future contracts. For the purpose of disclosure, volume is measured by contracts outstanding at period end.

	Number of Futures Contracts Outstanding, Quarter Ended
Funds	January 31, 2012	April 30, 2012
Russell U.S. Core Equity Fund	4,108	3,557
Russell U.S. Quantitative Equity Fund	977	945
Russell U.S. Growth Fund	54	85
Russell U.S. Value Fund	81	66
Russell U.S. Large Cap Equity Fund	—	236
Russell U.S. Mid Cap Equity Fund	—	99
Russell U.S. Small Cap Equity Fund	484	537
Russell International Developed Markets Fund	7,933	7,691
Russell Global Equity Fund	1,597	2,147
Russell Emerging Markets Fund	2,528	2,595
Russell Tax Managed U.S. Large Cap Fund	119	695
Russell Tax Managed U.S. Mid & Small Cap Fund	74	56
Russell Strategic Bond Fund	7,258	14,103
Russell Investment Grade Bond Fund	1,162	1,142
Russell Short Duration Bond Fund	987	728
Russell Commodity Strategies Fund	686	2,876
Russell Global Infrastructure Fund	694	714
Russell Global Real Estate Securities Fund	390	400

As of April 30, 2012, the Funds had cash collateral balances in connection with futures contracts purchased (sold) as follows:

Cash Collateral for Futures

Russell U.S. Core Equity Fund	$17,500,000
Russell U.S. Quantitative Equity Fund	5,000,000
Russell U.S. Growth Fund	320,000
Russell U.S. Value Fund	285,000
Russell U.S. Large Cap Equity Fund	1,300,000
Russell U.S. Mid Cap Equity Fund	650,000
Russell U.S. Small Cap Equity Fund	3,700,000
Russell International Developed Markets Fund	36,311,938
Russell Global Equity Fund	11,100,000
Russell Emerging Markets Fund	4,300,000
Russell Tax-Managed U.S. Large Cap Fund	1,005,000
Russell Tax-Managed U.S. Mid & Small Cap Fund	410,000
Russell Strategic Bond Fund	2,892,000
Russell Investment Grade Bond Fund	659,800
Russell Short Duration Bond Fund	102,000
Russell Global Infrastructure Fund	2,725,000
Russell Global Real Estate Securities Fund	500,000

Swap Agreements

The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted

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out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

Certain Funds may enter into several different types of swap agreements including interest rate, credit default, commodity-linked (Russell Commodity Strategies Fund only), index (total return) and currency swaps. The Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with those Funds’ investment objectives and strategies. Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity the principal amounts are returned. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be segregated. To the extent that the Funds enter into swaps on other than a net basis, the amount earmarked on the Funds’ records will be the full amount of the Funds’ obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for swap agreements is largely unregulated. The Funds may enter into swap agreements with counterparties that meet RIMCo’s credit quality limitations. The Funds will not enter into any swap unless the counterparty has a minimum senior unsecured credit rating or long term counterparty credit rating, including reassignments, of BBB- or better as defined by Standard & Poor’s or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction.

As of April 30, 2012, the Funds had cash collateral balances in connection with swap contracts purchased (sold) as follows:

	Cash Collateral for Swaps	Due to Broker
Russell International Developed Markets Fund	$5,195,000	$3,012,881
Russell Emerging Markets Fund	8,000,000	—
Russell Global Opportunistic Credit Fund	2,303,000	1,188,000
Russell Strategic Bond Fund	8,219,640	10,296,812
Russell Investment Grade Bond Fund	1,152,154	784,117
Russell Short Duration Bond Fund	122,998	1,457,000
Russell Commodity Strategies Fund	55,440,290	—
Russell Global Real Estate Securities Fund	2,100,000	960,000

Credit Default Swaps

The fixed income funds may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. The fixed income funds may act as either the buyer or the seller of a credit default swap involving one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the fixed income funds may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the fixed income funds may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, the fixed income funds enter into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow the fixed income funds to acquire or reduce credit exposure to a particular issuer, asset or basket of assets.

As the seller of protection in a credit default swap, a fixed income fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the counterparty in the event of a default (or other specified credit event); the counterparty would be required to surrender the reference debt obligation. In return, the fixed income fund would receive from the counterparty a periodic stream of payments over the term of the contract provided

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that no credit event has occurred. If no credit event occurs, the fixed income fund would keep the stream of payments and would have no payment obligations. As a seller of protection, the fixed income fund would effectively add leverage to its portfolio because in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

Each fixed income fund may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in its portfolio, in which case the fixed income fund would function as the counterparty referenced in the preceding paragraph.

If a credit event occurs on a corporate issue and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The fixed income funds may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the fixed income funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.

Unlike credit default swaps on corporate issues, deliverable obligations for credit default swaps on asset-backed securities in most instances are limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The fixed income funds may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default (or other defined credit events).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Schedules of Investments and generally serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default (or other defined credit event) for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of entering into a credit default swap and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a fixed income fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of April 30, 2012 for which a fixed income fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a fixed income fund for the same referenced entity or entities.

Credit default swaps could result in losses if the fixed income funds do not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the fixed income funds had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity and counterparty risk. A fixed income fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, a fixed income fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination

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date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a fixed income fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the fixed income fund.

If the creditworthiness of a fixed income fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fixed income fund. To limit the counterparty risk involved in swap agreements, the fixed income funds will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the fixed income funds will be able to do so, the fixed income funds may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The fixed income funds may have limited ability to eliminate their exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

For the period ended April 30, 2012, the Funds entered into credit default swaps primarily for the strategies listed below:

Funds	Strategies
Russell Global Opportunistic Credit Fund	Return enhancement, hedging and exposing cash reserves to markets
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Short Duration Bond Fund	Return enhancement and hedging

The Funds’ credit default contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding.

	Credit Default Swap Contract Notional Amounts Outstanding, Quarter Ended
Funds	January 31, 2012	April 30, 2012
Russell Strategic Bond Fund	1,051,755,000	969,945,000
Russell Investment Grade Bond Fund	119,370,000	58,740,000
Russell Short Duration Bond Fund	96,400,000	3,000,000
Russell Global Opportunistic Credit Fund	11,820,000	21,000,000

Interest Rate Swaps

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund might diminish compared to what it would have been if this investment technique were not used.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Funds’ risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

For the period ended April 30, 2012, the Funds entered into interest rate swaps primarily for the strategies listed below:

Funds	Strategies
Russell Global Opportunistic Credit Fund	Return enhancement and hedging
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Short Duration Bond Fund	Return enhancement and hedging

The Funds’ interest rate swaps contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the quarterly volume of interest rate swaps contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding.

	Interest Rate Swap Notional Amounts Outstanding, Quarter Ended
Funds	January 31, 2012	April 30, 2012
Russell Global Opportunistic Credit Fund	11,820,000	21,000,000
Russell Strategic Bond Fund	1,116,665,527	998,003,511
Russell Investment Grade Bond Fund	89,824,815	88,166,599
Russell Short Duration Bond Fund	100,264,499	138,064,499

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Index Swaps

Certain Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with these Funds’ investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

For the period ended April 30, 2012, the Funds entered into index swaps primarily for the strategies listed below:

Funds	Strategies
Russell Emerging Markets Fund	Exposing cash reserves to markets
Russell Global Opportunistic Credit Fund	Exposing cash reserves to markets
Russell Investment Grade Bond Fund	Return enhancement
Russell Commodity Strategies Fund	Return enhancement and gain exposure to the commodity futures markets
Russell Global Real Estate Securities Fund	Exposing cash reserves to markets

The Funds’ index swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of index swap contracts. For the purpose of this disclosure, volume is measure by notional amount outstanding.

	Index Swap Contracts Notional Amounts Outstanding, Quarter Ended
Funds	January 31, 2012	April 30, 2012
Russell Emerging Markets Fund	25,278,455	998,003,511
Russell Global Opportunistic Credit Fund	10,000,000	21,000,000
Russell Commodity Strategies Fund	1,209,952,980	1,244,388,038
Russell Global Real Estate Securities Fund	11,205,646	22,291,722

Commodity-Linked Derivatives

The Russell Commodity Strategies Fund invests in commodity-linked derivative instruments, such as swap agreements and futures. At least part of their value is derived from the value of an underlying commodity index, commodity futures contract, index or other readily measurable economic variable. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.

ISDA Master Agreements

The Funds are parties to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Loan Agreements

The Russell Global Opportunistic Credit, Russell Strategic Bond, Russell Investment Grade Bond and Russell Short Duration Bond Funds may invest in direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the

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Funds may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Funds purchase assignments from agents they acquire direct rights against the borrower on the loan. As of April 30, 2012, the Funds had no unfunded loan commitments.

Participation Notes

Certain Funds may purchase participation notes, also known as participation certificates or participation interest notes. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a frontier emerging market country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. There can be no assurance that there will be a trading market or that the trading price of a participation note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. The Fund relies on the creditworthiness of the counterparty issuing the participation note and has no rights against the issuer of the underlying security. The Fund minimizes this risk by entering into agreements only with counterparties that RIMCo deems creditworthy. Due to liquidity and transfer restrictions, the secondary markets on which the participation notes are traded may be less liquid than the markets for other securities, or may be completely illiquid.

Credit linked Notes

The Russell Global Opportunistic Credit Fund may purchase credit linked notes. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk.

Short Sales

The Russell U.S. Quantitative Equity Fund may enter into short sale transactions. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold (the amount of which increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of short sales to purchase other securities or for any other permissible Fund purpose. To the extent necessary to meet collateral requirements, the Fund is required to pledge assets in a segregated account maintained by the Fund’s custodian for the benefit of the broker. The Fund also may use securities it owns to meet any such collateral obligations. Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current requirement under Regulation T promulgated by the Board of Governors of the Federal Reserve System under the authority of Sections 7 and 8 of the Securities Exchange Act of 1934, as amended; or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission (e.g., taking an offsetting long position in the security sold short). As of April 30, 2012, $659,012,711 was held as collateral.

Investments in Emerging Markets

Emerging Markets Securities

Investing in emerging markets securities can pose some risks different from and greater than, risks of investing in U.S. or developed markets securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price

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volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for a Fund’s portfolio securities. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Emerging Markets Debt

A Fund’s emerging markets debt securities may include obligations of governments and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging market governments, such issuers may be unwilling to pay interest and repay principal when due, either due to an inability to pay or submission to political pressure not to pay, and as a result may default, declare temporary suspensions of interest payments or require that the conditions for payment be renegotiated.

Repurchase Agreements

The fixed income funds and the Russell Money Market Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which a Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally within a few days or weeks). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund and is unrelated to the interest rate on the security. The securities acquired by the Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. A Fund will not invest more than 15% (10% in the case of the Russell Money Market Fund) of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Russell Money Market Fund will only enter into repurchase agreements collateralized by U.S. government or agency obligations.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of a Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are

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paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Privately Issued Mortgage-Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation)), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Securities

ABS may include MBS, loans, receivables or other assets. The value of the Funds’ ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in

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interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

Forward Commitments

The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s investment strategies. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and may realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Funds in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be earmarked on the Fund’s records at the trade date and until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

A to be announced (“TBA”) security is a forward mortgage-backed securities trade which the fixed funds may invest in. The securities are purchased and sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. As of April 30, 2012, the Funds had cash collateral balances in connection with TBAs as follows:

Due to Broker

Russell Strategic Bond Fund	$2,480,000
Russell Investment Grade Bond Fund	1,480,000
Russell Short Duration Bond Fund	1,460,000

Inflation-Indexed Bonds

Fixed income funds may invest in inflation-indexed securities, which are typically bonds or notes designed to provide a return higher than the rate of inflation (based on a designated index) if held to maturity. A common type of inflation-indexed security is a U.S. Treasury Inflation-Protected Security, or TIPS. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When a TIPS matures, the adjusted principal or original principal is paid, whichever is greater. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation.

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

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Market, Credit and Counterparty Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the financial statements (the “Assets”). The Assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. Certain Funds had direct holdings, swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuers, counterparties or guarantors at the time the relevant Lehman Brothers entities filed for protection or were placed in administration. The direct holdings and other derivative transactions associated with Lehman Brothers entities have been written down to their estimated recoverable values and incorporated as components of other receivables and liabilities on the Statements of Assets and Liabilities and net changes in the realized gain (loss) or unrealized appreciation (depreciation) on the Statements of Operations. The Funds have also utilized certain netting arrangements to offset payables and receivables of Lehman Brothers entities’ securities.

On November 4, 2011, creditors of Lehman Brothers Holdings Inc. and its affiliated chapter 11 debtors (collectively, “Lehman Brothers”) voted to accept the Third Amended Joint Chapter 11 Plan of Lehman Brothers dated August 31, 2011 (the “Plan”). The Bankruptcy Court confirmed the Plan on December 6, 2011. Creditors of Lehman Brothers expect to receive preliminary distributions in the first quarter of 2012. Pursuant to the Plan, there will be an initial distribution of “Available Cash” with semiannual distributions on each March 30th and September 30th thereafter. Reserved amounts that become available (through claims being disallowed or reduced, litigation being resolved, or distributions not being collected) will be included as Available Cash for the subsequent semi-annual distributions. Distributions will be made only to claimants holding “Allowed Claims” as of the relevant distribution date. The date for final distributions to creditors of Lehman Brothers is unknown.

3.	Investment in Russell Cayman Commodity Strategies Fund Ltd.

Russell Cayman Commodity Strategies Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on March 5, 2010 and is a wholly-owned subsidiary of the Russell Commodity Strategy Fund (the “Fund”), both of which are advised by RIMCo. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and, as a result, will continue to control the Subsidiary. As of April 30, 2012, net assets of the Fund were $1,258,289,313 of which $258,570,406, or approximately 21%, represented the Fund’s ownership of the shares of the Subsidiary.

The Russell Commodity Strategies Fund may invest up to 25% of its total assets in the Subsidiary, which may invest without limitation in commodity-linked derivative instruments, such as swaps and futures that provide exposure to the performance of commodities markets. The Subsidiary may also invest in fixed income securities. The Russell Commodity Strategies Fund’s Schedule of Investments has been consolidated and includes the accounts of both the Russell Commodity Strategies Fund and the Subsidiary. All inter-company transactions and balances have been eliminated upon consolidation.

4.	Investment Transactions

Securities

During the period ended April 30, 2012, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales

Russell U.S. Core Equity Fund	$2,251,699,479	$2,787,287,529
Russell U.S. Quantitative Equity Fund	1,507,093,326	1,727,777,468
Russell U.S. Growth Fund	39,789,061	44,488,525
Russell U.S. Value Fund	35,127,916	42,825,924
Russell U.S. Large Cap Equity Fund	194,142,261	30,238,155
Russell U.S. Mid Cap Equity Fund	141,417,613	39,143,662
Russell U.S. Small Cap Equity Fund	1,066,998,892	1,148,897,245
Russell International Developed Markets Fund	1,247,431,994	1,164,086,004
Russell Global Equity Fund	1,040,909,025	1,000,640,564

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	Purchases	Sales

Russell Emerging Markets Fund	$728,818,934	$689,566,515
Russell Tax-Managed U.S. Large Cap Fund	139,440,828	148,247,256
Russell Tax-Managed U.S. Mid & Small Cap Fund	34,231,883	33,501,933
Russell Global Opportunistic Credit Fund	433,867,874	379,912,649
Russell Strategic Bond Fund	2,154,130,044	2,393,758,815
Russell Investment Grade Bond Fund	386,532,433	373,264,757
Russell Short Duration Bond Fund	273,519,784	246,761,532
Russell Global Equity Fund	112,881,142	87,853,822
Russell Commodity Strategies Fund	128,444,500	57,523,000
Russell Global Infrastructure Fund	542,439,729	520,214,461
Russell Global Real Estate Securities Fund	491,382,130	517,395,912

Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales

Russell Strategic Bond Fund	$4,976,500,853	$4,530,792,969
Russell Investment Grade Bond Fund	1,412,467,418	1,282,199,078
Russell Short Duration Bond Fund	1,499,658,433	1,415,993,004
Russell Commodity Strategies Fund	187,783,487	180,060,617

Written Options Contracts

Transactions in written options contracts for the period ended April 30, 2012 for the following Funds were as follows:

	Russell Strategic Bond Fund
	Number of Contracts	Premiums Received

Outstanding October 31, 2011	210	$5,837,130
Opened	1,377	2,768,388
Closed	(1,523)	(1,144,700)
Expired	(20)	(528,424)

Outstanding April 30, 2012	44	$6,932,394

	Russell Investment Grade Bond Fund		Russell Short Duration Bond Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding October 31, 2011	413	$1,842,652	80	$1,118,943
Opened	70	686,508	6	58,300
Closed	(215)	(304,433)	(56)	(174,034)
Expired	(227)	(195,949)	(12)	(160,811)

Outstanding April 30, 2012	41	$2,028,778	18	$842,398

Securities Lending

The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of each Fund’s total assets. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government Agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the securities lending agent, State Street Bank and Trust Company (“State Street”), in short-term instruments, pooled collateral vehicles that invest in short term instruments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements. The collateral received is recorded on a lending Fund’s Statement of Assets and Liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required

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collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be creditworthy by State Street.

Each Fund that participates in the securities lending program has most of the cash collateral invested in the Russell U.S. Cash Collateral Fund, an unregistered fund advised by RIMCo. Prior to December 3, 2010, the Funds that participated in securities lending had a portion of their cash collateral invested in the State Street Securities Lending Quality Trust Fund (“SLQT”), a securities lending cash collateral vehicle. On December 3, 2010, the Funds redeemed in-kind out of SLQT, realizing certain losses as a result of such redemption, and proceeds of the redemption were invested in the RIC Liquidating Trust, an unregistered fund managed by State Street.

As of April 30, 2012, the non-cash collateral pledged for the securities on loan in the following funds was as follows:

	Non-Cash Collateral Value	Non-Cash Collateral Holding

Russell U.S. Core Equity Fund	$3,133,961	Pool of U.S. Government Securities
Russell U.S. Value Fund	487,065	Pool of U.S. Government Securities
Russell U.S. Small Cap Equity Fund	6,082,649	Pool of U.S. Government Securities
Russell International Developed Markets Fund	10,901,934	Pool of U.S. Government Securities
Russell Global Equity Fund	3,523,431	Pool of U.S. Government Securities
Russell Emerging Markets Fund	20,919,024	Pool of U.S. Government Securities
Russell Tax-Managed U.S. Mid & Small Cap Fund	233,662	Pool of U.S. Government Securities
Russell Strategic Bond Fund	20,301,628	Pool of U.S. Government Securities
Russell Global Infrastructure Fund	9,198,250	Pool of U.S. Government Securities
Russell Global Real Estate Securities Fund	440,699	Pool of U.S. Government Securities

Custodian

The Funds have entered into arrangements with their custodian whereby custody credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ expenses. During the period ended April 30, 2012, the Funds’ custodian fees were reduced by the following amounts under these arrangements which are included in expense reductions on the Statements of Operations:

Amount Paid

Russell U.S. Core Equity Fund	$22
Russell U.S. Quantitative Equity Fund	37
Russell U.S. Growth Fund	1
Russell U.S. Value Fund	1
Russell U.S. Small Cap Equity Fund	45
Russell International Developed Markets Fund	102
Russell Global Equity Fund	32
Russell Emerging Markets Fund	37
Russell Tax-Managed U.S. Large Cap Fund	1
Russell Tax-Managed U.S. Mid & Small Cap Fund	5
Russell Global Opportunistic Credit Fund	123
Russell Strategic Bond Fund	861
Russell Investment Grade Bond Fund	766
Russell Short Duration Bond Fund	2,181
Russell Tax Exempt Bond Fund	13
Russell Commodity Strategies Fund	236
Russell Global Infrastructure Fund	17
Russell Global Real Estate Securities Fund	109

Brokerage Commissions

The Funds effect certain transactions through Recapture Services, division of BNY ConvergeEX Execution Solutions LLC (“BNY”) and its global network of correspondent brokers. BNY is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through BNY and its correspondents are used (i) to obtain brokerage and research services for RIMCo to assist RIMCo in its investment decision-making process in its capacity as advisor to the Funds or (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain brokerage and research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through BNY and its correspondents or other brokers only to the

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extent that the money managers or RIMCo believe that the Funds will receive best execution. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through BNY based upon asset class, investment style and other factors. Brokerage and research services provided to RIMCo by BNY or other brokers include, but are not limited to (1) advice either directly or indirectly through publications or writings as to the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities; (2) analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and/or (3) services that are required in connection therewith. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within RIC and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.

BNY may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through BNY and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Money Commission once RIMCo’s research budget has been met, as determined annually in the Soft Money Commission budgeting process.

Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the adviser.

5.	Related Party Transactions, Fees and Expenses

Adviser and Administrator

RIMCo is the Funds’ adviser and RFSC, a wholly-owned subsidiary of RIMCo, is the Funds’ administrator and transfer agent. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIC and RIMCo.

The Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the Russell U.S. Cash Management Fund, an unregistered Fund advised by RIMCo. As of April 30, 2012, the Funds have invested $2,623,560,130 in the Russell U.S. Cash Management Fund. In addition, a portion of the collateral received from the Investment Company’s securities lending program in the amount of $968,093,670 is invested in the Russell U.S. Cash Collateral Fund, an unregistered Fund advised by RIMCo.

The advisory and administrative fees specified in the table below are based upon the average daily net assets of each Fund and are payable monthly.

	Annual Rate
Funds	Adviser	Administrator*
Russell U.S. Core Equity Fund	0.55%	.05%
Russell U.S. Quantitative Equity Fund	0.55	.05
Russell U.S. Growth Fund	0.80	.05
Russell U.S. Value Fund	0.70	.05
Russell U.S. Large Cap Equity Fund	0.70	.05
Russell U.S. Mid Cap Equity Fund	0.80	.05
Russell U.S. Small Cap Equity Fund	0.70	.05
Russell International Developed Markets	0.70	.05
Russell Global Equity Fund	0.95	.05
Russell Emerging Markets Fund	1.15	.05
Russell Tax-Managed U.S. Large Cap Fund	0.70	.05
Russell Tax-Managed U.S. Mid & Small Cap Fund	0.98	.05
Russell Global Opportunistic Credit Fund	1.00	.05
Russell Strategic Bond Fund	0.50	.05
Russell Investment Grade Bond Fund	0.25	.05
Russell Short Duration Bond Fund	0.45	.05
Russell Tax Exempt Bond Fund	0.30	.05
Russell Commodity Strategies Fund	1.25	.05
Russell Global Infrastructure Fund	1.25	.05
Russell Global Real Estate Securities Fund	0.80	.05
Russell Money Market Fund	0.20	.05

*	Administrative fees may be less than .05% due to fee breakpoints implemented on July 1, 2011.

Notes to Financial Statements	445

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

The following shows the respective totals for advisory and administrative fees for the period ended April 30, 2012.

	Advisory	Administrative
Russell U.S. Core Equity Fund	$10,236,332	$915,126
Russell U.S. Quantitative Equity Fund	7,933,461	716,242
Russell U.S. Growth Fund	259,632	16,227
Russell U.S. Value Fund	307,143	21,939
Russell U.S. Large Cap Equity Fund	283,387	20,242
Russell U.S. Mid Cap Equity Fund	207,356	12,960
Russell U.S. Small Cap Equity Fund	5,142,755	367,340
Russell International Developed Markets Fund	16,043,410	1,119,739
Russell Global Equity Fund	13,036,727	682,893
Russell Emerging Markets Fund	10,417,710	452,944
Russell Tax-Managed U.S. Large Cap Fund	1,592,165	113,726
Russell Tax-Managed U.S. Mid & Small Cap Fund	751,117	38,322
Russell Global Opportunistic Credit Fund	4,001,866	200,093
Russell Strategic Bond Fund	19,412,043	1,906,302
Russell Investment Grade Bond Fund	2,214,566	442,913
Russell Short Duration Bond Fund	2,490,492	276,721
Russell Tax Exempt Bond Fund	943,694	157,282
Russell Commodity Strategies Fund	9,167,669	366,707
Russell Global Infrastructure Fund	5,320,530	212,821
Russell Global Real Estate Securities Fund	6,249,537	390,596
Russell Money Market Fund	188,433	47,115

For the Russell U.S. Growth Fund, RIMCo has contractually agreed, at least until February 28, 2013, to waive up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.98% of the average daily net assets of that Fund on an annual basis. This waiver may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell U.S. Growth Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund or extraordinary expenses. The total amount of the waiver for the period ended April 30, 2012 was $92,840. There were no reimbursements for the period ended April 30, 2012.

For the Russell U.S. Value Fund, RIMCo is currently waiving 0.05% of its 0.70% advisory fee. The total amount waived for the period ended April 30, 2012 was $21,939.

For the Russell U.S. Large Cap Equity Fund, RIMCo has contractually agreed, at least until February 28, 2013, to waive up to the full amount of its 0.70% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.67% of the average daily net assets of that Fund on an annual basis. This waiver may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell U.S. Large Cap Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund or extraordinary expenses. The total amount of the waiver for the period ended April 30, 2012 was $158,823. There were no reimbursements for the period ended April 30, 2012.

For the Russell U.S. Mid Cap Equity Fund, RIMCo has contractually agreed, at least until February 28, 2013, to waive up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.77% of the average daily net assets of that Fund on an annual basis. This waiver may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell U.S. Mid Cap Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund or extraordinary expenses. The total amount of the waiver for the period ended April 30, 2012 was $110,738. There were no reimbursements for the period ended April 30, 2012.

For the Russell Tax-Managed U.S. Mid & Small Cap Fund, RIMCo has contractually agreed, at least until February 29, 2013, to waive up to the full amount of its 0.98% advisory fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.10% of the average daily net assets of that Fund on an annual basis. This waiver may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell Tax-Managed U.S. Mid & Small Cap Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund or extraordinary expenses. The total amount of the waiver for the period ended April 30, 2012 was $60,906. There were no reimbursements for the period ended April 30, 2012.

446	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

For the Russell Global Opportunistic Credit Fund, RIMCo has contractually agreed, at least until February 28, 2013, to waive 0.27% of its 1.00% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended April 30, 2012 was $1,120,522.

From November 1, 2011 through February 29, 2012, RIMCo had contractually waived 0.01% of its 0.50% advisory fee for the Russell Strategic Bond Fund. The total amount of the waiver for the period ended April 30, 2012 was $255,234.

For the Russell Short Duration Bond Fund, RIMCo has contractually agreed, at least until February 28, 2013, to waive 0.05% of its 0.45% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended April 3, 2012 was $276,721.

For the Russell Commodity Strategies Fund, RIMCo has contractually agreed, at least until February 28, 2013, to waive 0.25% of its 1.25% advisory fee. The Subsidiary pays RIMCo an advisory fee and pays RFSC an administrative fee at the annual rates of 1.25% and 0.05%, respectively, of its net assets (collectively, the “Subsidiary Fees”). Until February 28, 2013, RIMCo and RFSC have contractually agreed to waive all or a portion of the advisory fees and administrative fees paid by the Fund to RIMCo and RFSC, respectively, in an amount equal to the amount of the Subsidiary Fees received by RIMCo, if any. These waivers may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended April 30, 2012 was $3,239,691.

For the Russell Global Infrastructure Fund, RIMCo has contractually agreed, at least until February 28, 2013, to waive 0.25% of its 1.25% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended April 30, 2012 was $1,447,184.

For the Russell Money Market Fund, RIMCo has contractually agreed, at least until February 28, 2013, to waive 0.15% of its 0.20% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended April 30, 2012 was $141,091.

To maintain certain net yields for any Class of Shares of the Russell Money Market Fund, RIMCo may temporarily and voluntarily waive, reduce or reimburse all or any portion of: (i) first, to the extent necessary, the Fund’s Transfer Agency Fee; (ii) second, to the extent necessary, the Fund’s Advisory Fee; and (iii) third, to the extent necessary, the Fund’s Administrative Fee; each waiver, reduction or reimbursement in an amount and for a period of time as determined by RIMCo. The total amount of the waiver for the period ended April 30, 2012 was $186,064.

RIMCo may recoup from the Russell Money Market Fund any portion of the Transfer Agency, Advisory or Administrative Fee waived, reduced or reimbursed (the “Reimbursement Amount”) pursuant to these arrangements during the previous 36 months, provided that such amount paid to RIMCo will not: 1) exceed 0.0049% of the class of the Fund’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to RIMCo; or 4) cause any class of the Fund to maintain a net negative yield. There is no guarantee that the Fund will maintain a positive net yield. As of April 30, 2012, the amount available for recoupment was $186,063.85.

RIMCo does not have the ability to recover amounts waived or reimbursed from previous periods except the recoupment referenced above.

Transfer and Dividend Disbursing Agent

RFSC serves as transfer agent and provides dividend disbursing services to the Funds. For this service, RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this fee for services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Transfer agency fees paid by the Funds presented herein for the period ended April 30, 2012 were as follows:

Amount

Russell U.S. Core Equity Fund	$1,943,019
Russell U.S. Quantitative Equity Fund	1,453,516
Russell U.S. Growth Fund	47,927
Russell U.S. Value Fund	70,083
Russell U.S. Large Cap Equity Fund	72,870
Russell U.S. Mid Cap Equity Fund	46,655
Russell U.S. Small Cap Equity Fund	827,337
Russell International Developed Markets Fund	2,311,406
Russell Global Equity Fund	1,397,943
Russell Emerging Markets Fund	1,217,859
Russell Tax-Managed U.S. Large Cap Fund	409,013

Notes to Financial Statements	447

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

Amount

Russell Tax-Managed U.S. Mid & Small Cap Fund	$137,584
Russell Global Opportunistic Credit Fund	416,051
Russell Strategic Bond Fund	4,045,711
Russell Investment Grade Bond Fund	904,349
Russell Short Duration Bond Fund	729,930
Russell Tax Exempt Bond Fund	565,139
Russell Commodity Strategies Fund	674,430
Russell Global Infrastructure Fund	471,378
Russell Global Real Estate Securities Fund	1,080,327
Russell Money Market Fund	167,564

Effective March 1, 2011, RFSC had contractually agreed to waive, at least through February 29, 2012, a portion of its transfer agency fees as follows:

Funds/Classes	Waivers

Russell U.S. Core Equity Fund-Class E	0.10%
Russell U.S. Quantitative Equity Fund-Class E	0.10
Russell U.S. Growth Fund-Class I	0.05
Russell U.S. Small Cap Equity Fund-Class E	0.10
Russell International Developed Markets Fund-Class E	0.10
Russell Tax-Managed U.S. Large Cap Fund-Class C, E & S	0.08
Russell Tax-Managed U.S. Mid & Small Cap Fund-Class C, E & S	0.03
Russell Strategic Bond Fund-Class A, C & S	0.02
Russell Strategic Bond Fund-Class E	0.10
Russell Investment Grade Bond Fund-Class E	0.10
Russell Short Duration Bond Fund-Class A, C, E & S	0.08
Russell Tax Exempt Bond Fund-Class C, E & S	0.08
Russell Money Market Fund-Class A	0.01
Russell Money Market Fund-Class S	0.12

Effective March 1, 2012, RFSC has contractually agreed to waive, at least through February 28, 2013, a portion of its transfer agency fees as follows:

Funds/Classes	Waivers

Russell U.S. Core Equity Fund-Class E	0.04%
Russell U.S. Quantitative Equity Fund-Class E	0.04
Russell U.S. Growth Fund-Class I	0.05
Russell U.S. Small Cap Equity Fund-Class E	0.04
Russell International Developed Markets Fund-Class E	0.04
Russell Tax-Managed U.S. Large Cap Fund-Class C, E & S	0.04
Russell Tax-Managed U.S. Small Cap Fund-Class C, E & S	0.03
Russell Global Opportunistic Credit Fund-Class A, C, E & S	0.09
Russell Strategic Bond Fund-Class A, C & S	0.02
Russell Strategic Bond Fund-Class E	0.04
Russell Investment Grade Bond Fund-Class E	0.04
Russell Short Duration Bond Fund-Class A, C, E & S	0.08
Russell Tax Exempt Bond Fund-Class C, E & S	0.04
Russell Global Infrastructure Fund-Class A, C, E & S	0.02
Russell Money Market Fund-Class A	0.01
Russell Money Market Fund-Class S	0.12

For the period ended April 30, 2012, the total transfer agent fee waivers are as follows:

Amount

Russell U.S. Core Equity Fund	$19,672
Russell U.S. Quantitative Equity Fund	16,309
Russell U.S. Growth Fund	6,452
Russell U.S. Small Cap Equity Fund	7,983
Russell International Developed Markets Fund	25,841
Russell Tax-Managed U.S. Large Cap Fund	90,308
Russell Tax-Managed U.S. Mid & Small Cap Fund	22,773
Russell Global Opportunistic Credit Fund	204,100

448	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

Amount

Russell Strategic Bond Fund	$400,217
Russell Investment Grade Bond Fund	13,167
Russell Short Duration Bond Fund	321,464
Russell Tax Exempt Bond Fund	124,461
Russell Global Infrastructure Fund	51,535
Russell Money Market Fund	158,255

Distributor and Shareholder Servicing

Russell Financial Services, Inc. (the “Distributor”), a wholly owned subsidiary of RIMCo, serves as a distributor for RIC, pursuant to the distribution agreement with RIC.

The Investment Company has a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the Investment Company Act of 1940. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any selling agents, as defined in the Plan, for sales support services provided and related expenses incurred which were primarily intended to result in the sale of the Class A and Class C shares subject to the distribution plan. With the exception of the Russell Money Market Fund, the 12b-1 distribution payments shall not exceed 0.25% or 0.75% of the average daily net assets of a Fund’s Class A or Class C shares, respectively, on an annual basis. The 12b-1 distribution payments shall not exceed 0.15% of the Russell Money Market Fund’s average daily net assets of the Fund’s Class A shares on an annual basis.

To maintain a certain net yield for Class A shares of the Russell Money Market Fund, payments of the 12b-1 distribution fees on these shares have been temporarily suspended through September 30, 2012. This suspension may be extended, at the discretion of the President or Treasurer of RIC for the three-month period commencing on October 1, 2012.

In addition, the Investment Company has adopted a Shareholder Services Plan (the “Services Plan”) under which the Funds may make payments to the Distributor or any servicing agent for any activities or expenses primarily intended to assist, support or service the servicing agents’ clients who beneficially own Class C or Class E shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class C and Class E shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), these limitations are imposed at the class level of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

The aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C and Class E Shares of the Funds may not exceed 7.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions. For the period ended April 30, 2012, the Distributor retained the following amounts in sales charges:

Contingent Deferred Sales Charges	Class A Shares

Russell International Developed Markets Fund	$994
Russell Global Equity Fund	1,082
Russell Emerging Markets Fund	402
Russell Tax Managed U.S. Large Cap Fund	180
Russell Global Opportunistic Fund	610
Russell Strategic Bond Fund	895
Russell Investment Grade Bond Fund	3,586
Russell Short Duration Bond Fund	21,030
Russell Commodity Strategies Fund	720
Russell Global Infrastructure Fund	1,475
Russell Global Real Estate Securities Fund	246

For the period ended April 30, 2012, the sales commissions paid to the selling agents for the sales of Class A shares were as follows:

	Aggregate Font-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor

Russell U.S. Core Equity Fund	$33,375	$6,077
Russell U.S. Quantitative Equity Fund	14,179	2,538
Russell U.S. Large Cap Equity Fund	514	105
Russell U.S. Mid Cap Equity Fund	1,540	316
Russell U.S. Small Cap Equity Fund	15,221	2,521

Notes to Financial Statements	449

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

	Aggregate Font-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor

Russell International Developed Markets Fund	$23,502	$4,479
Russell Global Equity Fund	18,450	3,213
Russell Emerging Markets Fund	24,854	4,183
Russell Tax-Managed U.S. Large Cap Fund	3,011	539
Russell Tax-Managed U.S. Mid & Small Cap Fund	2,108	356
Russell Global Opportunistic Credit Fund	8,380	1,695
Russell Strategic Bond Fund	52,252	10,487
Russell Investment Grade Bond Fund Russell Short Duration Bond Fund Russell Tax Exempt Bond Fund	26,996 23,931 12,960	5,472 4,760 2,676
Russell Commodity Strategies Fund	34,818	5,434
Russell Global Infrastructure Fund	16,572	2,735
Russell Global Real Estate Securities Fund	36,536	5,208

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended April 30, 2012, were as follows:

	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund	Russell U.S. Growth Fund	Russell U.S. Value Fund	Russell U.S. Large Cap Equity Fund

Advisory fees	$1,691,282	$1,350,527	$27,501	$47,734	$77,998
Administration fees	151,188	121,759	2,803	3,672	7,539
Distribution fees	43,637	32,854	3,417	5,069	262
Shareholder servicing fees	26,087	21,189	1,980	2,122	71
Transfer agent fees	320,090	249,795	7,315	11,818	29,756
Trustee fees	26,149	19,655	660	965	4,076

	$2,258,433	$1,795,779	$43,676	$71,380	$119,702

	Russell U.S. Mid Cap Equity Fund	Russell U.S. Small Cap Equity Fund	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund

Advisory fees	$40,959	$869,787	$2,704,484	$2,233,704	$1,794,873
Administration fees	4,591	62,127	188,656	116,810	78,038
Distribution fees	127	21,409	33,997	10,563	26,360
Shareholder servicing fees	30	11,128	27,993	12,485	20,349
Transfer agent fees	18,158	140,777	390,805	242,025	210,932
Trustee fees	763	7,018	51,026	9,992	7,696

	$64,628	$1,112,246	$3,396,961	$2,625,579	$2,138,248

	Russell Tax-Managed U.S. Large Cap Fund	Russell Tax-Managed U.S. Mid & Small Cap Fund	Russell Global Opportunistic Credit Fund	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund

Advisory fees	$280,603	$121,375	$503,449	$3,289,559	$376,793
Administration fees	20,043	6,557	34,962	322,754	75,358
Distribution fees	6,784	4,677	4,309	85,946	23,094
Shareholder servicing fees	6,405	2,295	4,103	53,131	15,757
Transfer agent fees	56,130	19,689	36,961	627,468	153,901
Trustee fees	1,734	764	—	24,108	8,326

	$371,699	$155,357	$583,784	$4,402,966	$653,229

450	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

	Russell Short Duration Bond Fund	Russell Tax Exempt Bond Fund	Russell Commodity Strategies Fund	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund	Russell Money Market Fund

Advisory fees	$362,113	$162,856	$978,899	$666,815	$1,070,066	$327,303
Administration fees	45,264	27,142	51,015	36,638	66,879	7,378
Distribution fees	81,063	18,236	12,803	3,762	31,055	—
Shareholder servicing fees	28,548	12,745	6,166	4,249	15,491	—
Transfer agent fees	68,345	76,300	111,815	72,930	185,627	1,481
Trustee fees	3,626	2,461	341	—	8,501	2,527

	$588,959	$299,740	$1,161,039	$784,394	$1,377,619	$338,689

Affiliated Brokerage Commissions

The Funds effect certain transactions through Russell Implementation Services Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions or (ii) to execute portfolio securities transactions for each Fund’s assets that RIMCo determines not to allocate to money managers and for each Fund’s cash reserves.

Amounts retained by RIS for the period ended April 30, 2012 (unaudited), were as follows:

Affiliated Broker	Fund Name	2012
RIMCo
	Russell U.S. Core Equity Fund	$551,610
	Russell U.S. Quantitative Equity Fund	98,280
	Russell U.S. Growth Fund	753
	Russell U.S. Value Fund	1,193
	Russell U.S. Large Cap Equity Fund	51,884
	Russell U.S. Mid Cap Equity Fund	42,038
	Russell U.S. Small Cap Equity Fund	631,873
	Russell International Developed Markets Fund	37,204
	Russell Global Equity Fund	101,827
	Russell Emerging Markets Fund	150,493
	Russell Tax-Managed U.S. Large Cap Fund	76,413
	Russell Investment Grade Bond Fund	219,676
	Russell Global Infrastructure Fund	6,016
	Russell Global Real Estate Securities Fund	31,839

Board of Trustees

The Russell Fund Complex consists of RIC, which has 38 funds, and Russell Investment Funds (“RIF”), which has 10 funds. Each of the Trustees is a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $75,000 per year; each of its interested Trustees a retainer of $65,000 per year; and each Trustee $6,500 for each regularly scheduled meeting attended in person (effective January 1, 2012, $7,000) and $2,500 (effective January 1, 2012, $3,500) for each special meeting and the Annual 38a-1 meeting attended in person, and for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending regularly scheduled and special meetings by phone instead of receiving the full fee had the member attended in person (except for telephonic meetings called pursuant to the Funds’ valuation and pricing procedures) and a $500 fee for attending committee meetings by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee chair is paid a fee of $6,000 per year. The chairman of the Board receives additional annual compensation of $75,000. Ms. Cavanaugh is not compensated by the Russell Fund Complex for her service as a Trustee.

Notes to Financial Statements	451

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

6.	Federal Income Taxes

At April 30, 2012, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

Funds	10/31/2014	10/31/2015	10/31/2016	10/31/2017	10/31/2018

Russell U.S. Core Equity Fund	$—	$—	$114,056,075	$782,077,676	$—
Russell U.S. Quantitative Equity Fund	—	—	—	909,216,050	—
Russell U.S. Growth Fund	—	—	—	20,138,906	—
Russell U.S. Value Fund	—	—	47,169,656	60,819,183	—
Russell U.S. Small Cap Equity Fund	—	—	—	262,088,296	—
Russell International Developed Markets Fund	—	9,122,298	404,357,668	790,159,939	51,503,855
Russell Global Equity Fund	—	—	—	208,404,521	—
Russell Tax-Managed U.S. Large Cap Fund	—	—	42,627,479	43,361,512	—
Russell Tax-Managed U.S. Mid & Small Cap Fund	—	—	—	10,062,473	—
Russell Global Opportunistic Credit Fund	—	—	—	—	—
Russell Short Duration Bond Fund	—	—	—	5,471,763	—
Russell Tax Exempt Bond Fund	295,599	1,197,042	4,001,028	—	—
Russell Global Real Estate Securities Fund	—	—	—	30,091,561	—
Russell Money Market Fund	—	—	1,389	—	—

Funds	10/31/19	Totals

Russell U.S. Core Equity Fund	$—	$896,133,751
Russell U.S. Quantitative Equity Fund	—	909,216,050
Russell U.S. Growth Fund	—	20,138,906
Russell U.S. Value Fund	—	107,988,839
Russell U.S. Small Cap Equity Fund	—	262,088,296
Russell International Developed Markets Fund	—	1,255,143,760
Russell Global Equity Fund	—	208,404,521
Russell Tax-Managed U.S. Large Cap Fund	—	85,988,991
Russell Tax-Managed U.S. Mid & Small Cap Fund	—	10,062,473
Russell Global Opportunistic Credit Fund	1,937,954	1,937,954
Russell Short Duration Bond Fund	324,085	5,795,848
Russell Tax Exempt Bond Fund	512,942	6,006,611
Russell Global Real Estate Securities Fund	—	30,091,561
Russell Money Market Fund	2,994	4,383

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At April 30, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund	Russell U.S. Growth Fund	Russell U.S. Value Fund	Russell U.S. Large Cap Equity Fund

Cost of Investments	$3,251,098,469	$2,814,136,200	$55,420,735	$82,151,399	$180,221,303

Unrealized Appreciation	$592,308,555	$490,462,447	$14,703,898	$10,260,823	$9,077,473
Unrealized Depreciation	(57,118,120)	(58,155,282)	(679,901)	(1,929,919)	(2,467,068)

Net Unrealized Appreciation (Depreciation)	$535,190,435	$432,307,165	$14,023,997	$8,330,904	$6,610,405

	Russell U.S. Mid Cap Equity Fund	Russell U.S. Small Cap Equity Fund	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund

Cost of Investments	$111,573,173	$1,479,697,796	$4,838,901,661	$2,761,586,797	$1,838,782,851

Unrealized Appreciation	$5,145,911	$204,437,011	$318,206,099	$342,119,072	$304,281,494
Unrealized Depreciation	(2,775,908)	(39,867,501)	(181,492,946)	(143,491,394)	(81,116,355)

Net Unrealized Appreciation (Depreciation)	$2,370,003	$164,569,510	$136,713,153	$198,627,678	$223,165,139

452	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

	Russell Tax-Managed U.S. Large Cap Fund	Russell Tax-Managed U.S. Mid & Small Cap Fund	Russell Global Opportunistic Credit Fund	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund

Cost of Investments	$376,645,405	$130,358,632	$842,839,509	$8,709,421,050	$2,186,374,108

Unrealized Appreciation	$128,770,596	$46,574,260	$24,404,717	$268,089,249	$52,658,428
Unrealized Depreciation	(8,182,616)	(3,597,061)	(15,002,396)	(150,724,486)	(22,577,746)

Net Unrealized Appreciation (Depreciation)	$120,587,980	$42,977,199	$9,402,321	$117,364,763	$30,080,682

	Russell Short Duration Bond Fund	Russell Tax Exempt Bond Fund	Russell Commodity Strategies Fund	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund

Cost of Investments	$1,397,507,834	$627,487,293	$1,223,799,443	$916,911,327	$1,494,170,951

Unrealized Appreciation	$14,232,306	$39,420,739	$2,052,409	$67,084,359	$278,775,418
Unrealized Depreciation	(28,430,094)	(409,216)	(29,273,368)	(25,556,149)	(36,417,515)

Net Unrealized Appreciation (Depreciation)	$(14,197,788)	$39,011,523	$(27,220,959)	$41,528,210	$242,357,903

7.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended April 30, 2012 and October 31, 2011 were as follows:

	2012		2011
Russell U.S. Core Equity Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	84	$2,353	323	$8,996
Proceeds from reinvestment of distributions	4	112	6	165
Payments for shares redeemed	(167)	(4,703)	(227)	(6,280)

Net increase (decrease)	(79)	(2,238)	102	2,881

Class C
Proceeds from shares sold	87	2,437	148	4,097
Proceeds from reinvestment of distributions	3	93	2	45
Payments for shares redeemed	(356)	(10,142)	(812)	(22,728)

Net increase (decrease)	(266)	(7,612)	(662)	(18,586)

Class E
Proceeds from shares sold	134	3,748	650	17,920
Proceeds from reinvestment of distributions	9	253	17	473
Payments for shares redeemed	(527)	(15,152)	(1,587)	(43,980)

Net increase (decrease)	(384)	(11,151)	(920)	(25,587)

Class I
Proceeds from shares sold	1,619	45,666	5,988	166,194
Proceeds from reinvestment of distributions	152	4,217	292	7,971
Payments for shares redeemed	(9,336)	(267,484)	(10,733)	(299,381)

Net increase (decrease)	(7,565)	(217,601)	(4,453)	(125,216)

Class S
Proceeds from shares sold	6,247	177,116	16,297	454,070
Proceeds from reinvestment of distributions	277	7,689	453	12,342
Payments for shares redeemed	(10,425)	(298,020)	(13,505)	(372,368)

Net increase (decrease)	(3,901)	(113,215)	3,245	94,044

Class Y
Proceeds from shares sold	2,747	80,043	6,330	179,625
Proceeds from reinvestment of distributions	264	7,341	513	14,018
Payments for shares redeemed	(6,195)	(174,357)	(13,784)	(380,357)

Net increase (decrease)	(3,184)	(86,973)	(6,941)	(186,714)

Total increase (decrease)	(15,379)	$(438,790)	(9,629)	$(259,178)

Notes to Financial Statements	453

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

7.	Fund Share Transactions (amounts in thousands) (continued)

	2012		2011
Russell U.S. Quantitative Equity Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	30	$955	106	$3,109
Proceeds from reinvestment of distributions	3	76	5	136
Payments for shares redeemed	(64)	(1,999)	(145)	(4,253)

Net increase (decrease)	(31)	(968)	(34)	(1,008)

Class C
Proceeds from shares sold	52	1,612	86	2,540
Proceeds from reinvestment of distributions	2	57	4	102
Payments for shares redeemed	(278)	(8,733)	(754)	(22,435)

Net increase (decrease)	(224)	(7,064)	(664)	(19,793)

Class E
Proceeds from shares sold	241	7,348	386	11,303
Proceeds from reinvestment of distributions	7	231	17	492
Payments for shares redeemed	(316)	(10,102)	(1,155)	(33,865)

Net increase (decrease)	(68)	(2,523)	(752)	(22,070)

Class I
Proceeds from shares sold	644	20,146	1,944	57,127
Proceeds from reinvestment of distributions	67	2,071	152	4,410
Payments for shares redeemed	(2,171)	(67,121)	(7,090)	(209,049)

Net increase (decrease)	(1,460)	(44,904)	(4,994)	(147,512)

Class S
Proceeds from shares sold	5,178	161,448	11,341	335,422
Proceeds from reinvestment of distributions	219	6,792	395	11,441
Payments for shares redeemed	(5,739)	(179,627)	(8,997)	(264,584)

Net increase (decrease)	(342)	(11,387)	2,739	82,279

Class Y
Proceeds from shares sold	441	13,671	2,280	67,793
Proceeds from reinvestment of distributions	231	7,170	506	14,696
Payments for shares redeemed	(4,975)	(154,232)	(9,992)	(298,791)

Net increase (decrease)	(4,303)	(133,391)	(7,206)	(216,302)

Total increase (decrease)	(6,428)	$(200,237)	(10,911)	$(324,406)

454	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

7.	Fund Share Transactions (amounts in thousands) (continued)

	2012		2011
Russell U.S. Growth Fund	Shares	Dollars	Shares	Dollars

Class C
Proceeds from shares sold	32	$256	150	$1,141
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(98)	(782)	(227)	(1,727)

Net increase (decrease)	(66)	(526)	(77)	(586)

Class E
Proceeds from shares sold	68	535	19	158
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(101)	(822)	(311)	(2,543)

Net increase (decrease)	(33)	(287)	(292)	(2,385)

Class I
Proceeds from shares sold	162	1,466	591	4,910
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(620)	(5,550)	(3,456)	(30,895)

Net increase (decrease)	(458)	(4,084)	(2,865)	(25,985)

Class S
Proceeds from shares sold	829	7,397	918	7,731
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(734)	(6,528)	(1,721)	(14,593)

Net increase (decrease)	95	869	(803)	(6,862)

Total increase (decrease)	(462)	$(4,028)	(4,037)	$(35,818)

	2012		2011
Russell U.S. Value Fund	Shares	Dollars	Shares	Dollars

Class C
Proceeds from shares sold	11	$88	81	$646
Proceeds from reinvestment of distributions	3	20	3	25
Payments for shares redeemed	(143)	(1,143)	(365)	(2,915)

Net increase (decrease)	(129)	(1,035)	(281)	(2,244)

Class E
Proceeds from shares sold	17	139	28	232
Proceeds from reinvestment of distributions	2	12	2	20
Payments for shares redeemed	(53)	(439)	(330)	(2,622)

Net increase (decrease)	(34)	(288)	(300)	(2,370)

Class I
Proceeds from shares sold	252	2,055	317	2,566
Proceeds from reinvestment of distributions	18	146	52	422
Payments for shares redeemed	(431)	(3,556)	(3,418)	(28,908)

Net increase (decrease)	(161)	(1,355)	(3,049)	(25,920)

Class S
Proceeds from shares sold	603	5,006	996	8,262
Proceeds from reinvestment of distributions	48	390	83	664
Payments for shares redeemed	(1,274)	(10,484)	(3,023)	(24,545)

Net increase (decrease)	(623)	(5,008)	(1,944)	(15,619)

Total increase (decrease)	(947)	$(7,766)	(5,574)	$(46,153)

Notes to Financial Statements	455

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

7.	Fund Share Transactions (amounts in thousands) (continued)

	2012(1)
Russell U.S. Large Cap Equity Fund	Shares	Dollars

Class A(1)
Proceeds from shares sold	24	$241
Proceeds from reinvestment of distributions	—	1
Payments for shares redeemed	—	—

Net increase (decrease)	24	242

Class C(1)
Proceeds from shares sold	33	337
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	—

Net increase (decrease)	33	337

Class S(1)
Proceeds from shares sold	18,527	186,097
Proceeds from reinvestment of distributions	26	270
Payments for shares redeemed	(618)	(6,397)

Net increase (decrease)	17,935	179,970

Total increase (decrease)	17,992	$180,549

	2012(1)
Russell U.S. Mid Cap Equity Fund	Shares	Dollars

Class A(1)
Proceeds from shares sold	24	$246
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	—

Net increase (decrease)	24	246

Class C(1)
Proceeds from shares sold	15	148
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	—

Net increase (decrease)	15	148

Class S(1)
Proceeds from shares sold	12,183	122,142
Proceeds from reinvestment of distributions	9	93
Payments for shares redeemed	(1,046)	(10,772)

Net increase (decrease)	11,146	111,463

Total increase (decrease)	11,185	$111,857

456	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

7.	Fund Share Transactions (amounts in thousands) (continued)

	2012		2011
Russell U.S. Small Cap Equity Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	38	$863	224	$5,117
Proceeds from reinvestment of distributions	—	5	2	36
Payments for shares redeemed	(83)	(1,945)	(157)	(3,501)

Net increase (decrease)	(45)	(1,077)	69	1,652

Class C
Proceeds from shares sold	44	997	190	4,281
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(185)	(4,223)	(446)	(10,067)

Net increase (decrease)	(141)	(3,226)	(256)	(5,786)

Class E
Proceeds from shares sold	99	2,231	348	7,687
Proceeds from reinvestment of distributions	1	27	4	76
Payments for shares redeemed	(272)	(6,410)	(639)	(14,465)

Net increase (decrease)	(172)	(4,152)	(287)	(6,702)

Class I
Proceeds from shares sold	364	8,492	1,829	41,176
Proceeds from reinvestment of distributions	27	602	47	1,085
Payments for shares redeemed	(1,095)	(25,535)	(4,273)	(99,260)

Net increase (decrease)	(704)	(16,441)	(2,397)	(56,999)

Class S
Proceeds from shares sold	3,532	82,191	8,810	199,986
Proceeds from reinvestment of distributions	99	2,187	131	2,984
Payments for shares redeemed	(4,261)	(99,246)	(8,192)	(185,652)

Net increase (decrease)	(630)	(14,868)	749	17,318

Class Y
Proceeds from shares sold	316	7,307	1,699	38,468
Proceeds from reinvestment of distributions	102	2,245	144	3,279
Payments for shares redeemed	(3,121)	(72,161)	(6,006)	(137,737)

Net increase (decrease)	(2,703)	(62,609)	(4,163)	(95,990)

Total increase (decrease)	(4,395)	$(102,373)	(6,285)	$(146,507)

Notes to Financial Statements	457

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

7.	Fund Share Transactions (amounts in thousands) (continued)

	2012		2011
Russell International Developed Markets Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	66	$1,874	217	$6,841
Proceeds from reinvestment of distributions	11	300	9	282
Payments for shares redeemed	(104)	(2,969)	(186)	(5,726)

Net increase (decrease)	(27)	(795)	40	1,397

Class C
Proceeds from shares sold	60	1,697	152	4,728
Proceeds from reinvestment of distributions	9	236	8	251
Payments for shares redeemed	(285)	(8,093)	(569)	(17,837)

Net increase (decrease)	(216)	(6,160)	(409)	(12,858)

Class E
Proceeds from shares sold	239	6,765	867	26,153
Proceeds from reinvestment of distributions	47	1,250	38	1,193
Payments for shares redeemed	(415)	(11,772)	(874)	(26,740)

Net increase (decrease)	(129)	(3,757)	31	606

Class I
Proceeds from shares sold	2,468	69,777	6,019	187,019
Proceeds from reinvestment of distributions	496	13,232	406	12,630
Payments for shares redeemed	(4,879)	(138,588)	(7,454)	(233,967)

Net increase (decrease)	(1,915)	(55,579)	(1,029)	(34,318)

Class S
Proceeds from shares sold	10,902	310,187	22,121	689,136
Proceeds from reinvestment of distributions	1,186	31,612	783	24,296
Payments for shares redeemed	(7,947)	(225,611)	(10,966)	(338,451)

Net increase (decrease)	4,141	116,188	11,938	374,981

Class Y
Proceeds from shares sold	2,178	60,282	5,363	165,132
Proceeds from reinvestment of distributions	1,215	32,365	1,013	31,487
Payments for shares redeemed	(3,777)	(109,002)	(9,542)	(311,265)

Net increase (decrease)	(384)	(16,355)	(3,166)	(114,646)

Total increase (decrease)	1,470	$33,542	7,405	$215,162

458	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

7.	Fund Share Transactions (amounts in thousands) (continued)

	2012		2011
Russell Global Equity Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	124	$1,029	497	$4,394
Proceeds from reinvestment of distributions	7	54	3	26
Payments for shares redeemed	(208)	(1,771)	(272)	(2,313)

Net increase (decrease)	(77)	(688)	228	2,107

Class C
Proceeds from shares sold	118	1,003	555	4,900
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(242)	(2,079)	(317)	(2,787)

Net increase (decrease)	(124)	(1,076)	238	2,113

Class E
Proceeds from shares sold	419	3,535	2,128	18,581
Proceeds from reinvestment of distributions	36	291	11	99
Payments for shares redeemed	(799)	(6,918)	(736)	(6,424)

Net increase (decrease)	(344)	(3,092)	1,403	12,256

Class S
Proceeds from shares sold	25,806	219,967	60,517	535,570
Proceeds from reinvestment of distributions	1,506	12,065	614	5,371
Payments for shares redeemed	(17,357)	(148,351)	(23,540)	(203,413)

Net increase (decrease)	9,955	83,681	37,591	337,528

Class Y
Proceeds from shares sold	8,757	74,028	11,781	103,973
Proceeds from reinvestment of distributions	1,600	12,819	914	7,996
Payments for shares redeemed	(14,366)	(124,673)	(21,616)	(197,066)

Net increase (decrease)	(4,009)	(37,826)	(8,921)	(85,097)

Total increase (decrease)	5,401	$40,999	30,539	$268,907

Notes to Financial Statements	459

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

7.	Fund Share Transactions (amounts in thousands) (continued)

	2012		2011
Russell Emerging Markets Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	116	$2,050	443	$8,788
Proceeds from reinvestment of distributions	61	992	19	373
Payments for shares redeemed	(166)	(2,904)	(305)	(5,989)

Net increase (decrease)	11	138	157	3,172

Class C
Proceeds from shares sold	128	2,151	422	8,037
Proceeds from reinvestment of distributions	103	1,580	28	540
Payments for shares redeemed	(344)	(5,708)	(616)	(11,699)

Net increase (decrease)	(113)	(1,977)	(166)	(3,122)

Class E
Proceeds from shares sold	349	6,286	1,097	21,891
Proceeds from reinvestment of distributions	134	2,176	34	690
Payments for shares redeemed	(432)	(7,670)	(559)	(10,986)

Net increase (decrease)	51	792	572	11,595

Class S
Proceeds from shares sold	11,884	209,279	26,449	528,034
Proceeds from reinvestment of distributions	3,787	61,685	1,028	20,691
Payments for shares redeemed	(9,755)	(171,041)	(12,650)	(249,140)

Net increase (decrease)	5,916	99,923	14,827	299,585

Class Y
Proceeds from shares sold	1,080	18,886	3,723	72,014
Proceeds from reinvestment of distributions	1,603	26,136	546	11,005
Payments for shares redeemed	(2,301)	(41,500)	(3,169)	(66,659)

Net increase (decrease)	382	3,522	1,100	16,360

Total increase (decrease)	6,247	$102,398	16,490	$327,590

460	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

7.	Fund Share Transactions (amounts in thousands) (continued)

	2012		2011
Russell Tax-Managed U.S. Large Cap Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	47	$974	99	$1,978
Proceeds from reinvestment of distributions	—	2	—	4
Payments for shares redeemed	(9)	(188)	(2)	(37)

Net increase (decrease)	38	788	97	1,945

Class C
Proceeds from shares sold	32	631	54	1,039
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(66)	(1,320)	(189)	(3,569)

Net increase (decrease)	(34)	(689)	(135)	(2,530)

Class E
Proceeds from shares sold	127	2,657	314	6,126
Proceeds from reinvestment of distributions	—	9	2	42
Payments for shares redeemed	(195)	(4,121)	(355)	(7,116)

Net increase (decrease)	(68)	(1,455)	(39)	(948)

Class S
Proceeds from shares sold	2,039	41,909	5,399	106,706
Proceeds from reinvestment of distributions	57	1,116	72	1,407
Payments for shares redeemed	(1,965)	(40,617)	(4,941)	(97,664)

Net increase (decrease)	131	2,408	530	10,449

Total increase (decrease)	67	$1,052	453	$8,916

	2012		2011
Russell Tax-Managed U.S. Mid & Small Cap Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	19	$294	50	$741
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(11)	(178)	(2)	(24)

Net increase (decrease)	8	116	48	717

Class C
Proceeds from shares sold	37	505	59	796
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(49)	(691)	(159)	(2,108)

Net increase (decrease)	(12)	(186)	(100)	(1,312)

Class E
Proceeds from shares sold	28	421	80	1,158
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(43)	(665)	(146)	(2,188)

Net increase (decrease)	(15)	(244)	(66)	(1,030)

Class S
Proceeds from shares sold	804	12,500	2,173	32,492
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(1,067)	(16,539)	(3,205)	(48,660)

Net increase (decrease)	(263)	(4,039)	(1,032)	(16,168)

Total increase (decrease)	(282)	$(4,353)	(1,150)	$(17,793)

Notes to Financial Statements	461

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

7.	Fund Share Transactions (amounts in thousands) (continued)

	2012		2011
Russell Global Opportunistic Credit Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	371	$3,682	225	$2,296
Proceeds from reinvestment of distributions	17	164	1	4
Payments for shares redeemed	(46)	(464)	(10)	(98)

Net increase (decrease)	342	3,382	216	2,202

Class C
Proceeds from shares sold	223	2,262	298	3,018
Proceeds from reinvestment of distributions	20	189	1	8
Payments for shares redeemed	(69)	(688)	(30)	(302)

Net increase (decrease)	174	1,763	269	2,724

Class E
Proceeds from shares sold	144	1,461	1,454	14,771
Proceeds from reinvestment of distributions	78	748	1	2
Payments for shares redeemed	(132)	(1,337)	(183)	(1,854)

Net increase (decrease)	90	872	1,272	12,919

Class S
Proceeds from shares sold	6,863	69,457	19,085	193,956
Proceeds from reinvestment of distributions	2,616	25,214	230	2,274
Payments for shares redeemed	(4,543)	(45,887)	(3,985)	(40,396)

Net increase (decrease)	4,936	48,784	15,330	155,834

Class Y
Proceeds from shares sold	2,941	29,628	1,959	19,785
Proceeds from reinvestment of distributions	2,176	20,978	364	3,596
Payments for shares redeemed	(2,699)	(27,475)	(5,777)	(58,972)

Net increase (decrease)	2,418	23,131	(3,454)	(35,591)

Total increase (decrease)	7,960	$77,932	13,633	$138,088

462	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

7.	Fund Share Transactions (amounts in thousands) (continued)

	2012		2011
Russell Strategic Bond Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	2,544	$27,955	4,307	$47,096
Proceeds from reinvestment of distributions	103	1,123	275	2,973
Payments for shares redeemed	(1,226)	(13,482)	(1,320)	(14,395)

Net increase (decrease)	1,421	15,596	3,262	35,674

Class C
Proceeds from shares sold	1,240	13,647	1,855	20,272
Proceeds from reinvestment of distributions	172	1,873	427	4,621
Payments for shares redeemed	(1,376)	(15,134)	(3,294)	(35,954)

Net increase (decrease)	36	386	(1,012)	(11,061)

Class E
Proceeds from shares sold	1,827	19,942	3,601	39,055
Proceeds from reinvestment of distributions	305	3,300	748	8,046
Payments for shares redeemed	(1,644)	(17,958)	(4,467)	(48,529)

Net increase (decrease)	488	5,284	(118)	(1,428)

Class I
Proceeds from shares sold	12,111	131,916	32,583	352,659
Proceeds from reinvestment of distributions	2,843	30,664	6,661	71,452
Payments for shares redeemed	(14,216)	(154,715)	(37,938)	(411,197)

Net increase (decrease)	738	7,865	1,306	12,914

Class S
Proceeds from shares sold	52,775	581,851	108,594	1,188,901
Proceeds from reinvestment of distributions	7,117	77,731	13,553	147,131
Payments for shares redeemed	(34,917)	(384,647)	(54,129)	(593,123)

Net increase (decrease)	24,975	274,935	68,018	742,909

Class Y
Proceeds from shares sold	13,185	143,475	22,557	243,011
Proceeds from reinvestment of distributions	6,361	68,705	15,667	168,197
Payments for shares redeemed	(21,204)	(231,360)	(48,722)	(528,884)

Net increase (decrease)	(1,658)	(19,180)	(10,498)	(117,676)

Total increase (decrease)	26,000	$284,886	60,958	$661,332

Notes to Financial Statements	463

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

7.	Fund Share Transactions (amounts in thousands) (continued)

	2012		2011
Russell Investment Grade Bond Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	240	$5,353	178	$3,943
Proceeds from reinvestment of distributions	5	117	4	83
Payments for shares redeemed	(52)	(1,162)	(50)	(1,059)

Net increase (decrease)	193	4,308	132	2,967

Class C
Proceeds from shares sold	254	5,642	326	7,199
Proceeds from reinvestment of distributions	26	557	71	1,537
Payments for shares redeemed	(177)	(3,926)	(645)	(14,167)

Net increase (decrease)	103	2,273	(248)	(5,431)

Class E
Proceeds from shares sold	265	5,896	870	19,158
Proceeds from reinvestment of distributions	38	850	107	2,323
Payments for shares redeemed	(466)	(10,393)	(1,340)	(29,642)

Net increase (decrease)	(163)	(3,647)	(363)	(8,161)

Class I
Proceeds from shares sold	3,051	67,774	4,622	101,988
Proceeds from reinvestment of distributions	381	8,410	1,020	22,170
Payments for shares redeemed	(1,689)	(37,663)	(7,372)	(162,106)

Net increase (decrease)	1,743	38,521	(1,730)	(37,948)

Class S
Proceeds from shares sold	7,609	169,562	16,275	359,201
Proceeds from reinvestment of distributions	685	15,103	1,208	26,282
Payments for shares redeemed	(5,359)	(119,295)	(7,997)	(176,385)

Net increase (decrease)	2,935	65,370	9,486	209,098

Class Y
Proceeds from shares sold	1,709	38,054	4,168	91,276
Proceeds from reinvestment of distributions	639	14,116	1,627	35,436
Payments for shares redeemed	(1,962)	(43,803)	(8,668)	(191,835)

Net increase (decrease)	386	8,367	(2,873)	(65,123)

Total increase (decrease)	5,197	$115,192	4,404	$95,402

464	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

7.	Fund Share Transactions (amounts in thousands) (continued)

	2012		2011
Russell Short Duration Bond Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	806	$15,468	854	$16,464
Proceeds from reinvestment of distributions	12	240	23	436
Payments for shares redeemed	(418)	(8,070)	(651)	(12,539)

Net increase (decrease)	400	7,638	226	4,361

Class C
Proceeds from shares sold	1,669	32,006	3,167	60,865
Proceeds from reinvestment of distributions	28	535	58	1,109
Payments for shares redeemed	(1,333)	(25,497)	(2,939)	(56,418)

Net increase (decrease)	364	7,044	286	5,556

Class E
Proceeds from shares sold	106	2,037	387	7,470
Proceeds from reinvestment of distributions	6	113	14	281
Payments for shares redeemed	(199)	(3,831)	(664)	(12,811)

Net increase (decrease)	(87)	(1,681)	(263)	(5,060)

Class S
Proceeds from shares sold	8,672	166,612	17,525	337,746
Proceeds from reinvestment of distributions	293	5,637	590	11,370
Payments for shares redeemed	(8,905)	(171,311)	(13,123)	(252,977)

Net increase (decrease)	60	938	4,992	96,139

Class Y
Proceeds from shares sold	1,021	19,643	5,280	101,320
Proceeds from reinvestment of distributions	148	2,859	269	5,200
Payments for shares redeemed	(2,037)	(39,420)	(1,495)	(28,811)

Net increase (decrease)	(868)	16,918	4,054	77,709

Total increase (decrease)	(131)	$(2,979)	9,295	$178,705

Notes to Financial Statements	465

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

7.	Fund Share Transactions (amounts in thousands) (continued)

	2012		2011
Russell Tax Exempt Bond Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	230	$5,261	62	$1,376
Proceeds from reinvestment of distributions	2	53	3	61
Payments for shares redeemed	(26)	(590)	(14)	(314)

Net increase (decrease)	206	4,724	51	1,123

Class C
Proceeds from shares sold	365	8,315	274	6,069
Proceeds from reinvestment of distributions	9	210	20	435
Payments for shares redeemed	(192)	(4,369)	(536)	(11,773)

Net increase (decrease)	182	4,156	(242)	(5,269)

Class E
Proceeds from shares sold	330	7,551	481	10,644
Proceeds from reinvestment of distributions	17	384	37	819
Payments for shares redeemed	(132)	(3,001)	(665)	(14,753)

Net increase (decrease)	215	4,934	(147)	(3,290)

Class S
Proceeds from shares sold	4,604	104,935	8,911	196,971
Proceeds from reinvestment of distributions	333	7,562	658	14,553
Payments for shares redeemed	(2,945)	(67,125)	(7,271)	(160,544)

Net increase (decrease)	1,992	45,372	2,298	50,980

Total increase (decrease)	2,595	$59,186	1,960	$43,544

466	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

7.	Fund Share Transactions (amounts in thousands) (continued)

	2012		2011
Russell Commodity Strategies Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	406	$3,958	1,874	$21,593
Proceeds from reinvestment of distributions	78	741	105	1,144
Payments for shares redeemed	(353)	(3,485)	(372)	(4,142)

Net increase (decrease)	131	1,214	1,607	18,595

Class C
Proceeds from shares sold	256	2,536	1,253	14,309
Proceeds from reinvestment of distributions	51	491	56	606
Payments for shares redeemed	(223)	(2,167)	(184)	(2,039)

Net increase (decrease)	84	860	1,125	12,876

Class E
Proceeds from shares sold	384	3,757	314	3,577
Proceeds from reinvestment of distributions	53	507	164	1,782
Payments for shares redeemed	(143)	(1,401)	(355)	(4,008)

Net increase (decrease)	294	2,863	123	1,351

Class S
Proceeds from shares sold	13,423	132,099	33,500	384,173
Proceeds from reinvestment of distributions	2,779	26,591	5,470	59,511
Payments for shares redeemed	(7,349)	(72,298)	(10,446)	(117,080)

Net increase (decrease)	8,853	86,392	28,524	326,604

Class Y
Proceeds from shares sold	5,398	52,978	5,083	56,406
Proceeds from reinvestment of distributions	2,134	20,427	6,220	67,672
Payments for shares redeemed	(1,427)	(14,097)	(11,422)	(132,155)

Net increase (decrease)	6,105	59,308	(119)	(8,077)

Total increase (decrease)	15,467	$150,637	31,260	$351,349

Notes to Financial Statements	467

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

7.	Fund Share Transactions (amounts in thousands) (continued)

	2012		2011
Russell Global Infrastructure Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	92	$947	409	$4,330
Proceeds from reinvestment of distributions	3	27	8	78
Payments for shares redeemed	(84)	(872)	(22)	(223)

Net increase (decrease)	11	102	395	4,185

Class C
Proceeds from shares sold	56	584	435	4,631
Proceeds from reinvestment of distributions	2	15	8	83
Payments for shares redeemed	(66)	(675)	(86)	(872)

Net increase (decrease)	(8)	(76)	357	3,842

Class E
Proceeds from shares sold	183	1,871	1,498	15,848
Proceeds from reinvestment of distributions	10	101	25	264
Payments for shares redeemed	(153)	(1,601)	(139)	(1,433)

Net increase (decrease)	40	371	1,384	14,679

Class S
Proceeds from shares sold	8,116	84,050	24,347	256,573
Proceeds from reinvestment of distributions	376	3,843	1,227	12,667
Payments for shares redeemed	(4,797)	(49,686)	(4,474)	(45,937)

Net increase (decrease)	3,695	38,207	21,100	223,303

Class Y
Proceeds from shares sold	606	6,250	2,195	22,866
Proceeds from reinvestment of distributions	293	2,996	1,260	12,996
Payments for shares redeemed	(2,229)	(23,064)	(5,207)	(55,583)

Net increase (decrease)	(1,330)	(13,818)	(1,752)	(19,721)

Total increase (decrease)	2,408	$24,786	21,484	$226,288

468	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

7.	Fund Share Transactions (amounts in thousands) (continued)

	2012		2011
Russell Global Real Estate Securities Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	63	$2,187	203	$7,250
Proceeds from reinvestment of distributions	6	213	18	627
Payments for shares redeemed	(106)	(3,583)	(179)	(6,155)

Net increase (decrease)	(37)	(1,183)	42	1,722

Class C
Proceeds from shares sold	45	1,525	134	4,666
Proceeds from reinvestment of distributions	8	271	22	747
Payments for shares redeemed	(179)	(5,972)	(380)	(13,158)

Net increase (decrease)	(126)	(4,176)	(224)	(7,745)

Class E
Proceeds from shares sold	93	3,156	363	12,776
Proceeds from reinvestment of distributions	8	273	25	855
Payments for shares redeemed	(231)	(7,830)	(432)	(14,945)

Net increase (decrease)	(130)	(4,401)	(44)	(1,314)

Class S
Proceeds from shares sold	4,058	140,684	9,153	327,329
Proceeds from reinvestment of distributions	277	10,051	816	28,633
Payments for shares redeemed	(5,763)	(198,503)	(10,096)	(357,202)

Net increase (decrease)	(1,428)	(47,768)	(127)	(1,240)

Class Y
Proceeds from shares sold	871	30,863	1,284	44,946
Proceeds from reinvestment of distributions	104	3,761	318	11,135
Payments for shares redeemed	(1,230)	(43,292)	(1,724)	(64,615)

Net increase (decrease)	(255)	(8,668)	(122)	(8,534)

Total increase (decrease)	(1,976)	$(66,196)	(475)	$(17,111)

Russell Money Market Fund	2012 On a Constant Dollar Basis	2011 On a Constant Dollar Basis

Class A
Proceeds from shares sold	$6,016	$24,424
Proceeds from reinvestment of distributions	—	64
Payments for shares redeemed	(17,104)	(38,368)

Net increase (decrease)	(11,088)	(13,880)

Class S
Proceeds from shares sold	85,562	373,085
Proceeds from reinvestment of distributions	—	213
Payments for shares redeemed	(115,854)	(484,827)

Net increase (decrease)	(30,292)	(111,529)

Total increase (decrease)	$(41,380)	$(125,409)

(1)	For the period February 7, 2012 (commencement of operations) to April 30, 2012.

8.	Interfund Lending Program

The Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. A Fund will lend through the program

Notes to Financial Statements	469

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the Fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the lending fund could result in reduced returns or additional borrowing costs. For the period ended April 30, 2012, the Funds presented herein did not borrow or loan through the interfund lending program.

9.	Record Ownership

As of April 30, 2012, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective fund.

	# of Shareholders	%

Russell U.S. Core Equity Fund	1	30.6
Russell U.S. Quantitative Equity Fund	1	35.5
Russell U.S. Growth Fund	1	42.9
Russell U.S. Value Fund	1	35.9
Russell U.S. Mid Cap Equity Fund	1	44.9
Russell U.S. Small Cap Equity Fund	1	38.1
Russell International Developed Markets Fund	1	33.4
Russell Global Equity Fund	2	41.7
Russell Emerging Markets Fund	1	43.4
Russell Tax-Managed U.S. Large Cap Fund	1	64.2
Russell Tax-Managed U.S. Mid & Small Cap Fund	1	64.1
Russell Global Opportunistic Credit Fund	3	36.4
Russell Strategic Bond Fund	2	41.8
Russell Investment Grade Bond Fund	1	31.6
Russell Short Duration Bond Fund	1	49.9
Russell Tax Exempt Bond Fund	1	57.4
Russell Commodity Strategies Fund	3	42.7
Russell Global Infrastructure Fund	1	38.0
Russell Global Real Estate Securities Fund	1	38.7
Russell Money Market Fund	1	27.8

10.	Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933, as amended (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% (other than Russell Money Market Fund) in securities that are illiquid. The Russell Money Market Fund may invest a portion of its net assets not to exceed 5% in securities that are illiquid. This limitation is applied at the time of purchase. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

The following table lists restricted securities held by a Fund that are illiquid. The following table does not include (1) securities deemed liquid by RIMCo or a money manager pursuant to Board approved policies and procedures or (2) illiquid securities that are not restricted securities as designated on a Fund’s Schedule of Investments.

Illiquid securities and restricted securities may be priced by the Funds using fair valuation procedures approved by the Board.

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $

Russell U.S. Small Cap Equity Fund - 1.7%
Boston Pizza Royalties Income Fund	12/15/11	221,000	13.43	2,969	4,087
Cohu, Inc.	03/13/08	196,388	11.86	2,329	2,156
Diamond Hill Investment Group, Inc.	12/12/11	22,156	72.82	1,613	1,681
Einstein Noah Restaurant Group, Inc.	12/09/11	150,700	14.08	2,121	2,132
MDC Partners, Inc.	12/21/11	351,255	13.17	4,627	3,625
Overhill Farms, Inc.	12/09/11	179,930	3.91	704	817

470	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $

Perficient, Inc.	12/09/11	402,069	8.36	3,363	4,829
Premiere Global Services, Inc.	09/21/11	542,245	8.49	4,606	4,853
SPS Commerce, Inc.	12/09/11	146,621	25.45	3,741	4,079

					28,259

Russell International Developed Markets Fund - 0.0%
Chaoda Modern Agriculture Holdings, Ltd.	01/14/11	12,120,000	0.55	6,664	703
Hunter Douglas NV	06/02/05	3,754	56.69	213	161
Sino-Forest Corp.	08/18/11	383,000	5.27	2,018	4

					868

Russell Global Equity Fund - 0.2%
BrasilAgro - Companhia Brasileira de Propriedades Agricolas	05/28/10	373,800	4.66	1,743	1,483
China Hongxing Sports, Ltd.	08/27/10	6,320,000	0.12	764	73
Oriental Weavers	07/29/10	526,864	5.36	2,825	1,666

					3,222

Russell Emerging Markets Fund - 0.2%
Bank of Ayudhya PCL	04/18/11	4,543,390	0.87	3,938	4,172
Dabur India, Ltd.	10/25/11	1,344,313	2.06	2,640	2,853
Lupin, Ltd.	07/15/11	30,501	10.56	322	320

					7,345

Russell Global Opportunistic Credit Fund - 4.4%
Ameristar Casinos, Inc.	04/19/12	790,000	103.00	814	835
Applied Extrusion Technology Corp. 2nd Lien Term Loan	08/29/11	3,519,553	100.00	3,520	3,520
ARS Intermediate Holdings LLC	05/03/11	2,143,062	98.64	2,114	2,146
CIT Group, Inc.	04/12/12	1,050,000	102.24	1,074	1,079
Evraz Group SA	04/26/12	300,000	100.38	301	302
Harbinger Group, Inc.	08/01/11	2,000	1,000.00	2,000	2,033
HD Supply, Inc.	04/05/12	1,885,000	100.10	1,887	2,024
Intelsat Jackson Holdings SA	04/12/12	1,115,000	101.75	1,134	1,162
Levi Strauss & Co.	04/24/12	850,000	100.00	850	869
Milk Specialties, Co.	12/22/11	1,500,000	96.00	1,440	1,470
Monaco SpinCo, Inc.	04/20/12	1,025,000	100.20	1,027	1,061
New Star Metals, Inc.	05/31/11	6,750,000	100.00	6,750	6,750
Paperworks Industries, Inc. Term Loan	07/21/11	4,461,510	100.00	4,462	4,406
Physiotherapy Associates Holdings, Inc.	04/18/12	460,000	98.84	455	472
Radiation Therapy Services, Inc.	04/26/12	2,240,000	99.54	2,230	2,217
Sitel LLC / Sitel Finance Corp.	04/10/12	3,170,000	96.02	3,044	3,107
Townsquare Radio LLC / Townsquare Radio, Inc.	03/30/12	3,330,000	99.01	3,297	3,430
USG Corp.	03/29/12	850,000	99.28	844	873

					37,756

Russell Strategic Bond Fund - 0.8%
Adam Aircraft Industries, Inc. Term Loan	05/22/07	760,489	96.83	736	8
Chatham Light CLO, Ltd.	11/25/09	2,913,696	92.31	2,690	2,855
CIT Mortgage Loan Trust	10/05/07	3,900,000	100.00	3,900	1,766
CNOOC Finance 2012, Ltd.	04/25/12	3,475,000	100.00	3,475	3,478
DG Funding Trust	11/05/03	479	10,585.30	5,070	3,583
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.	04/05/12	10,805,000	98.54	10,647	10,756
DNB Bank ASA	03/26/12	1,900,000	99.91	1,898	1,920
DT Auto Owner Trust	04/17/12	8,920,000	99.99	8,920	8,920
Escrow GM Corp.	04/21/11	420,000	—	—	105
FDIC Structured Sale Guaranteed Notes	03/05/10	3,188,468	100.00	3,189	3,189
Freddie Mac Strips	12/02/09	10,581,739	7.96	842	831
FREMF Mortgage Trust	04/17/12	1,100,000	88.66	975	978
Pacific Gas & Electric Co.	04/23/12	6,700,000	99.98	6,699	6,699
RREF 2012 LT1 LLC	04/05/12	2,040,000	99.75	2,035	2,050
SLM Student Loan Trust	04/04/12	4,600,000	99.99	4,600	4,625

Notes to Financial Statements	471

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $

Vnesheconombank Via VEB Finance PLC	02/02/12	5,000,000	100.00	5,000	5,213
Westchester CLO, Ltd.	01/04/11	13,010,894	89.91	11,698	11,930

					68,906

Russell Investment Grade Bond Fund - 1.6%
Australia & New Zealand Banking Group, Ltd.	06/15/11	700,000	99.87	699	700
CoBank ACB	03/23/11	70,000	55.20	3,864	3,729
DG Funding Trust	11/05/03	392	10,587.26	4,150	2,932
GE Business Loan Trust	04/09/12	992,298	93.25	925	921
Metropolitan Life Global Funding I	04/04/12	1,900,000	99.89	1,898	1,917
Ras Laffan Liquefied Natural Gas Co., Ltd. III	03/09/10	924,430	104.52	966	994
Spectra Energy Capital, LLC	04/09/12	17,400,000	100.00	17,400	17,400
Vnesheconombank Via VEB Finance PLC	02/02/12	1,300,000	100.00	1,300	1,355
Washington Mutual Mortgage Pass Through Certificates	04/01/05	419,673	100.00	419	14

					29,962

Russell Short Duration Bond Fund - 0.6%
Bank of Ceylon	04/26/12	600,000	100.00	600	606
DG Funding Trust	10/11/06	219	7,479.07	2,308	1,638
Educational Services of America, Inc., Series 2012-1 Class A1	03/01/12	1,500,000	100.00	1,500	1,500
Export-Import Bank of Korea	03/15/12	1,600,000	99.58	1,600	1,593
FDIC Structured Sale Guaranteed Notes	03/05/10	531,411	100.00	531	532
Gulf Stream Compass CLO, Ltd., Series 2006-2A Class A2	03/06/12	3,958,650	97.44	3,839	3,857
RREF 2012 LT1 LLC	04/05/12	1,000,000	99.75	997	1,005
SLM Student Loan Trust	04/04/12	950,000	99.99	950	955
Turkiye Vakiflar Bankasi Tao	04/18/12	2,100,000	98.90	2,077	2,096

					13,782

Russell Global Real Estate Securities Fund - 0.0%
BGP Holdings PLC	08/06/09	4,619,419	—	—	—

					—

Russell Money Market Fund - 2.2%
AID to INH Portugal Guaranteed Notes, weekly demand	05/06/94	3,750,000	100.48	3,768	3,768

					3,768

11.	Subsequent Events

Management has evaluated events and/or transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustments of the financial statements or additional disclosures except the following:

On May 1, 2012, the Board declared the following dividends payable from net investment income. Dividends were paid on May 3, 2012, to shareholders of record on May 2, 2012.

Fund	Net Investment Income

Russell Strategic Bond Fund - Class A	$0.0240
Russell Strategic Bond Fund - Class C	0.0171
Russell Strategic Bond Fund - Class E	0.0242
Russell Strategic Bond Fund - Class I	0.0269
Russell Strategic Bond Fund - Class S	0.0263
Russell Strategic Bond Fund - Class Y	0.0278
Russell Investment Grade Bond Fund - Class A	0.0379
Russell Investment Grade Bond Fund - Class C	0.0239
Russell Investment Grade Bond Fund - Class E	0.0387
Russell Investment Grade Bond Fund - Class I	0.0443
Russell Investment Grade Bond Fund - Class S	0.0428
Russell Investment Grade Bond Fund - Class Y	0.0461
Russell Short Duration Bond Fund - Class A	0.0282
Russell Short Duration Bond Fund - Class C	0.0165

472	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — April 30, 2012 (Unaudited)

Fund	Net Investment Income

Russell Short Duration Bond Fund - Class E	$0.0283
Russell Short Duration Bond Fund - Class S	0.0325
Russell Short Duration Bond Fund - Class Y	0.0340
Russell Tax Exempt Bond Fund - Class A	0.0499
Russell Tax Exempt Bond Fund - Class C	0.0307
Russell Tax Exempt Bond Fund - Class E	0.0451
Russell Tax Exempt Bond Fund - Class S	0.0499

On June 1, 2012, the Board declared the following dividends payable from net investment income. Dividends were paid on June 5, 2012, to shareholders of record on June 4, 2012.

Fund	Net Investment Income

Russell Strategic Bond Fund - Class A	$0.0188
Russell Strategic Bond Fund - Class C	0.0116
Russell Strategic Bond Fund - Class E	0.0189
Russell Strategic Bond Fund - Class I	0.0216
Russell Strategic Bond Fund - Class S	0.0211
Russell Strategic Bond Fund - Class Y	0.0225
Russell Investment Grade Bond Fund - Class A	0.0229
Russell Investment Grade Bond Fund - Class C	0.0985
Russell Investment Grade Bond Fund - Class E	0.0233
Russell Investment Grade Bond Fund - Class I	0.0289
Russell Investment Grade Bond Fund - Class S	0.0274
Russell Investment Grade Bond Fund - Class Y	0.0307
Russell Short Duration Bond Fund - Class A	0.0279
Russell Short Duration Bond Fund - Class C	0.0159
Russell Short Duration Bond Fund - Class E	0.0281
Russell Short Duration Bond Fund - Class S	0.0322
Russell Short Duration Bond Fund - Class Y	0.0337
Russell Tax Exempt Bond Fund - Class A	0.0399
Russell Tax Exempt Bond Fund - Class C	0.0256
Russell Tax Exempt Bond Fund - Class E	0.0406
Russell Tax Exempt Bond Fund - Class S	0.0454

Reorganization

Effective August 15, 2012, the Russell U.S. Quantitative Equity Fund will change its investment strategy from a quantitative investment approach to investing in defensive stocks and discontinue its limited long-short strategy. The Fund will be renamed the Russell U.S. Defensive Equity Fund. Following the Fund’s current Principal Investment Strategies and Non-Principal Investment Strategies are the Principal Investment Strategies and Non-Principal Investment Strategies that will be effective on August 15, 2012.

Effective August 15, 2012, the Russell U.S. Growth Fund will change its investment strategy from investing in growth stocks to investing in dynamic stocks and implement a limited long-short strategy. The Fund will be renamed the Russell U.S. Dynamic Equity Fund. Following the Fund’s current Principal Investment Strategies and Non-Principal Investment Strategies are the Principal Investment Strategies and Non-Principal Investment Strategies that will be effective on August 15, 2012.

On May 22, 2012, the Board of Trustees of Russell Investment Company approved the reorganization of the Fund into the Russell U.S. Defensive Equity Fund (known as the Russell U.S. Quantitative Equity Fund until August 15, 2012). The reorganization is expected to be completed on October 15, 2012. For more details regarding the reorganization, please see the Reorganization Information section at the end of this Prospectus.

Timing of the Reorganization

The Reorganization is expected to be completed on October 15, 2012 based on values as of the close of regular trading on the New York Stock Exchange on October 12, 2012 or at such earlier or subsequent date as RIMCo determines to be in the interest of the Funds. The Acquired Fund will be closed to new investments as of the close of business on October 10, 2012, and no purchases of the Acquired Fund’s shares will be allowed after that time.

Notes to Financial Statements	473

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts — (Unaudited)

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) at a meeting held in person on April 24, 2012 (the “Agreement Evaluation Meeting”). During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ shares, management of the Funds by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Funds. In the case of each Fund, its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In the case of certain Funds, the Third-Party Information reflected changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and other funds in the same complex with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts, and the Independent Trustees separately received a memorandum regarding their responsibilities from their independent counsel.

On April 16, 2012, the Independent Trustees in preparation for the Agreement Evaluation Meeting met by conference telephone call to review the Agreement Evaluation Information received to that date in a private session with their independent counsel at which no representatives of RIMCo or the Funds’ management were present and, on the basis of that review, requested additional Agreement Evaluation Information. The Independent Trustees also met in person on April 23, 2012, in executive session with their independent counsel, to review additional Agreement Evaluation Information received to that date. At the Agreement Evaluation Meeting, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management, counsel to the Funds and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board at the Agreement Evaluation Meeting as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Prior to voting at the Agreement Evaluation Meeting, the Independent Trustees again met in executive session with their independent counsel to consider additional Agreement Evaluation Information received from RIMCo and management at the Agreement Evaluation Meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered RIMCo’s advice that the Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Funds except the Russell Money Market Fund (the “Money Market Fund”), which is currently managed by RIMCo.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Fund. RIMCo managed directly a portion of one Fund’s assets employing a “select holding strategy,” as described below, during 2011 and a portion of 2012, and generally directly manages the investment of each Fund’s cash. RIMCo also may manage directly any portion of each Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of a Fund during transitions between Money Managers. RIMCo may also manage a Fund’s assets to manage risk in the Fund’s investment portfolio. In all cases, assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Fund and for actively managing allocations and reallocations of assets among the Money Managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk-aware manner. Each Money Manager for a Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in a Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each

474	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for a Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the same Fund. In light of the foregoing, the overall performance of each Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectuses for the Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Fund, rather than the investment advisory or security selection role of the Funds’ Money Managers, and describe the manner in which the Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund. The Board further considered that Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation for and performance record in managing the Funds’ manager-of-managers structure.

The Board also considered the demands and complexity of managing the Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds and the likelihood that, at the current expense ratio of each Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the manager-of-managers structure of the Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund by RIMCo;

2.	The advisory fee paid by the Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative, transfer agent or cash management fees and any fees received for management of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided, and which are expected to be provided, to the Funds, including Fund portfolio management services, the Board discussed with senior representatives of RIMCo the impact on the Funds’ operations of significant changes in RIMCo’s senior management and other personnel providing investment advisory and other services to the Funds since 2011 to the date of the Agreement Evaluation Meeting. At the Agreement Evaluation Meeting, RIMCo assured the Board that such changes have not resulted and are not expected to result in any diminution in the nature, scope or quality of the investment advisory or other services provided to the Funds. The Board also discussed the impact of organizational changes on the compliance programs of the Funds and RIMCo with the Funds’ Chief Compliance Officer (the “CCO”) and received assurances from the CCO that such changes have not resulted in any diminution in the scope and quality of the Funds’ compliance programs.

As noted above, RIMCo, pursuant to the terms of the RIMCo Agreement, directly managed a portion — up to 10% — of the assets of the Russell U.S. Core Equity Fund and the Russell U.S. Quantitative Equity Fund (the “Participating Funds”) utilizing a select holdings strategy (the “select holdings strategy”) during 2011 and a portion of 2012, the actual allocation being determined by the Participating Funds’ RIMCo portfolio manager. The Board considered that the select holdings strategy utilized by RIMCo in managing such assets for the Participating Funds was designed to increase the Participating Funds’ exposure to stocks that were viewed as attractive by multiple Money Managers of the Participating Funds. The select holdings strategy was discontinued during 2011 or 2012 with respect to each Participating Fund. The Board considered the impact of the select holdings strategy upon the

Basis for Approval of Investment Advisory Contracts	475

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

investment results of the Participating Funds. The Board also considered that during the period that the select holdings strategy was utilized for the Participating Funds, RIMCo was not required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy was employed and that the profits derived by RIMCo generally, and from the Participating Funds consequently, may have increased incrementally. The Board, however, also considered RIMCo’s advice that it paid certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and incurred additional costs in carrying out the select holdings strategy; the limited amount of assets that were managed directly by RIMCo pursuant to the select holdings strategy; and the fact that the aggregate investment Advisory Fees paid by the Participating Funds were not increased as a result of the select holdings strategy.

In evaluating the reasonableness of the Funds’ Advisory Fees in light of Fund performance, the Board considered that, in the Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives, including fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than their Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Funds during the periods covered by the Third-Party Information did result, in lower performance than that of some of their Comparable Funds. According to RIMCo, the strategies pursued by the Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

With respect to the Funds’ Advisory Fees, the Third-Party Information showed that the Russell U.S. Growth Fund, Russell U.S. Value Fund, Russell Tax-Managed U.S. Large Cap Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Strategic Bond Fund, Russell Short Duration Bond Fund, Russell Global Opportunistic Credit Fund, Russell Commodity Strategies Fund, Russell Global Infrastructure Fund and the Russell Global Real Estate Securities Fund each had an Advisory Fee which on a contractual basis, on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such Fund’s Comparable Funds) or on both a contractual and actual basis was ranked in the fourth or fifth quintile of its Expense Universe while each other Fund had an Advisory Fee which was ranked in the first, second or third quintile of its Expense Universe. In these rankings, the first quintile represents funds with the lowest investment advisory fees among funds in the Expense Universe and the fifth quintile represents funds with the highest investment advisory fees among the Expense Universe funds. The comparisons were based upon the latest fiscal years for the Expense Universe funds. The Board considered that, with the exception of the Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Global Opportunistic Credit Fund, Russell Commodity Strategies Fund and Russell Global Infrastructure Fund, each such Fund’s Advisory Fee was within 5 basis points or less from the third quintile of its Expense Universe. In assessing the Funds’ Advisory Fees, the Board focused on actual rather than contractual Advisory Fees. The Board further considered RIMCo’s explanation of the reasons for these Funds’ actual Advisory Fee rankings and its belief that the Funds’ Advisory Fees are fair and reasonable notwithstanding such comparisons. With respect to the Russell U.S. Value Fund, the Board considered that RIMCo in 2011 implemented a 5 basis point non-contractual Advisory Fee waiver for the Fund and, at the Agreement Evaluation Meeting, announced its intention to increase the voluntary Advisory Fee waiver by an additional 5 basis points. With respect to the Russell Global Infrastructure Fund, RIMCo noted that the Fund currently benefits from an Advisory Fee waiver of 34 basis points, consisting of a contractual waiver of 25 basis points and a voluntary waiver of 9 basis points.

In discussing the Funds’ Advisory Fees generally, RIMCo noted, among other things, that its Advisory Fees for Funds other than the Money Market Fund encompass services that may not be provided by investment advisers to the Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also observed that its “margins” in providing investment advisory services to the Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Funds’ Advisory Fees to their Money Managers. RIMCo expressed the view that Advisory Fees should be considered in the context of a Fund’s total expense ratio to obtain a complete picture. The Board, however, considered each Fund’s Advisory Fee on both a standalone basis and in the context of the Fund’s total expense ratio.

The Board considered for each Fund whether economies of scale have been realized and whether the Advisory Fee for such Fund appropriately reflects or should be revised to reflect any such economies. The Board determined that, after giving effect to any applicable fee or expense caps, waivers or reimbursements, the Advisory Fee for each Fund appropriately reflected any economies of scale realized by that Fund, based upon such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Funds.

The Board considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and other RIC funds under the Board’s supervision are lower, and, in some cases, may be substantially lower, than the rates paid by RIC funds supervised by the Board, including the Funds. The Trustees considered the differences in the

476	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

nature and scope of services RIMCo provides to institutional clients and the Funds. RIMCo also noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds are subject to heightened regulatory requirements relative to institutional clients. The Board noted that RIMCo provides office space and facilities to the Funds and all of the Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Funds are sufficiently different from the services provided to the other clients that comparisons are not probative and should not be given significant weight.

With respect to the Funds’ total expenses, the Third-Party Information showed that the total expenses for the Russell U.S. Growth Fund, Russell U.S. Value Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Short Duration Bond Fund, Russell Strategic Bond Fund and Russell Global Opportunistic Credit Fund each was ranked in the fourth quintile of its Expense Universe based upon the latest fiscal years for the Expense Universe funds and that the total expenses for the Russell Commodity Strategy Fund was ranked in the fifth quintile of its Expense Universe based upon the latest fiscal years for the Expense Universe funds. The total expenses for each of the other Funds was ranked in the first, second or third quintile of its Expense Universe. In these rankings, the first quintile represents the funds with the lowest total expenses among funds in the Expense Universe and the fifth quintile represents funds with the highest total expenses among the Expense Universe funds. The Board considered that the total expenses of each of the Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Strategic Bond Fund and Russell Short Duration Fund were within 5 basis points or less from the third quintile of the Fund’s Expense Universe. In the case of each of the aforementioned Funds, a significant factor in the Fund’s total expense ranking was the Fund’s Advisory Fee when compared to the investment advisory fees of other Expense Universe funds. The Board considered RIMCo’s explanation of these rankings.

With respect to the Russell U.S. Growth Fund, according to RIMCo, the Fund’s ranking reflected relatively high custody fees and other non-management expenses. RIMCo noted that it currently has contractually agreed to waive up to the full amount of its Advisory Fee and then to reimburse the Fund for other direct Fund-level expenses to the extent they exceed 0.98% of the Fund’s average daily net assets on an annual basis. In addition, RIMCo has implemented a voluntary cap on direct Fund-level expenses of 0.87% of average daily net assets on an annual basis. RIMCo expressed its belief that the Fund’s total expenses were reasonable under the circumstances.

With respect to the Russell U.S. Value Fund, according to RIMCo, the Fund’s ranking reflected relatively high Advisory Fees, custody fees and transfer agency fees. RIMCo noted that a 5 basis point non-contractual Advisory Fee waiver was implemented in mid-2011 and was not fully reflected in the Third-Party Information, although the Fund’s total expenses still would have ranked in the fourth quintile giving full effect to the waiver for the full year. RIMCo noted further that the assets in the Fund have declined during the past year. At the Agreement Evaluation Meeting, RIMCo announced that, effective May 1, 2012, it will increase the non-contractual Advisory Fee waiver to 10 basis points, which will bring the Fund’s total expenses to within 5.2 basis points of the third quintile on a pro forma basis.

With respect to the Russell Tax-Managed U.S. Mid & Small Cap Fund, the Fund’s ranking reflected relatively high advisory and custody fees. RIMCo noted that the Fund has a cap which, with certain exceptions, limits total direct Fund-level expenses to 1.10% of the Fund’s average daily net assets on an annual basis. RIMCo noted further that few of the funds in its Expense Universe pursue a tax-managed or tax-aware strategy comparable to the Fund’s and that the higher relative Advisory Fees and total expenses are justified by the Fund’s strategy.

With respect to the Russell Global Opportunistic Credit Fund and the Russell Commodity Strategies Fund, RIMCo expressed its belief that the Funds’ Expense Universes were not appropriate and that peer comparisons performed by RIMCo utilizing expense universes that, in its judgment, were more appropriate showed improved comparisons. In the case of the Russell Global Opportunistic Credit Fund, the Board considered RIMCo’s expectations that Money Manager fees will increase, resulting in a net margin that is one of the lowest among the Funds.

On the basis of the Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Agreement Evaluation Meeting by RIMCo, the Board, in respect of each Fund, found, after giving effect to any applicable waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Funds; (2) the relative expense ratio of the Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Funds were not excessive; and (5) RIMCo’s profitability with respect to the Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo.

Basis for Approval of Investment Advisory Contracts	477

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

The Board concluded that, under the circumstances, the performance of each of the Funds was consistent with continuation of the RIMCo Agreement. The Board, in assessing the Funds’ performance, focused upon each Fund’s performance for the 3-year period ended December 31, 2011 as most relevant but also considered the Funds’ performance for the 1- and 5-year periods ended such date.

In evaluating the performance of the Funds generally relative to their Comparable Funds, the Board, in addition to the factors described above, also considered RIMCo’s advice that many of the Funds’ Comparable Funds do not “equitize” their cash (i.e., cash awaiting investment or disbursement to satisfy redemptions or other fund obligations) and may hold large cash positions uninvested in their investment portfolios. By contrast, the Funds generally follow a strategy of equitizing their cash and fully investing their assets in pursuit of their investment objectives (the Funds’ strategy of equitizing cash and fully investing their assets is hereinafter referred to as their “full investment strategy”). In support of the Funds’ full investment strategy, RIMCo in the past has noted that investors manage their own cash positions based upon their personal investment goals, strategies and risk tolerances and generally expect Fund assets to be fully invested. RIMCo in the past has noted that the Funds are distributed primarily through financial intermediaries who determine and manage clients’ cash positions rather than rely on the Funds to hold uninvested cash. RIMCo noted that the Funds’ full investment strategy generally will detract from relative performance in a declining market but may enhance the Funds’ relative performance in a rising market.

With respect to the Russell U.S. Quantitative Equity Fund, the Third-Party Information showed that the Fund’s performance was ranked in the first quintile of its Performance Universe for the 1-year period ended December 31, 2011, but was ranked in the fourth quintile of its Performance Universe for the 3- and 5-year periods ended such date. RIMCo expressed its belief that the methodology employed by the Third-Party Information provider in selecting Comparable Funds did not reflect the Fund’s strategy of reduced exposure to small/mid cap stocks and greater exposure to large cap stocks, although the Fund still would have underperformed relative to members of more appropriate peer groups. RIMCo noted that the Fund’s 3-year underperformance was driven by underperformance in 2009 and 2010. This underperformance largely was the result of significant swings in investor sentiment based upon macroeconomic news rather than company specific data, making a difficult environment for quantitative managers generally. RIMCo also noted changes made during 2010 and 2011 in the Fund’s Money Managers. In addition, RIMCo noted that the Fund’s underperformance in part reflected utilization of the select holdings strategy which magnified downside risk in periods of underperformance. The select holdings strategy was discontinued in respect of this Fund in March 2011. RIMCo during the past year expressed its belief that the Fund — is expected to perform better with these changes. The Fund showed improvement for the 1-year period ended December 31, 2011 in performance relative to its Comparable Funds, in-line with expectations expressed to the Board by RIMCo in connection with the changes to the Fund. The Board also took into account that changes to the Fund’s investment program were being planned by RIMCo which, if implemented, would reduce the significance of the Fund’s past performance.

With respect to the Russell Commodity Strategies Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 1-year period ended December 31, 2011. RIMCo expressed the view that the Performance Universe was inappropriate and RIMCo therefore reviewed the Fund’s performance relative to a performance universe of its own construction (the “Russell Performance Universe”). RIMCo advised the Board that the Fund underperformed relative to the other funds in the Russell Performance Universe and that such underperformance was attributable to differences in the peer funds’ benchmarks and performance objectives, many of which invest in higher risk strategies than the Fund and have been weighted more heavily in energy commodities which performed well during the period. RIMCo noted, among other things, that the peer funds in the Russell Performance Universe include sector funds such as natural resources and energy funds. The Board also considered the limited performance record of the Fund.

With respect to the Russell Tax Exempt Bond Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 1- and 3-year periods ended December 31, 2011, but was ranked in the third quintile for the 5-year period ended such date. The Board considered RIMCo’s explanation of the Fund’s relative underperformance for the 1- and 3-year periods. Among other things, RIMCo noted that the Comparable Funds’ tendency to maintain longer portfolio durations than the Fund generally maintains in its portfolio was a benefit during interest rallies during the periods. An underweight to state and local general obligations which outperformed (especially among lower quality states) also detracted from the Fund’s relative performance.

In evaluating performance, the Board considered each Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated investment strategy of managing the Funds in a risk-aware manner and the periodically volatile capital market conditions since 2008 that continue to impact the Funds’ relative performance for the 3- and, where applicable, 5-year periods ended December 31, 2011.

The Board also considered that a large number of Money Manager changes were made in 2010 and 2011 and that the performance of Money Managers continues to impact Fund performance for periods prior and subsequent to their termination.

478	Basis for Approval of Investment Advisory Contracts

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Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

The Board also considered information provided by RIMCo regarding planned changes to the investment strategies of certain Funds and related Money Manager terminations that RIMCo intended to recommend to the Board at the May 2012 Board meeting.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of each Fund and its respective shareholders and voted to approve the continuation of the RIMCo Agreement.

At the Agreement Evaluation Meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year from the Funds’ CCO regarding each Money Manager’s compliance program. RIMCo recommended that each Money Manager be retained at its current fee rate, although RIMCo noted its intentions to recommend terminations of some Money Managers at the Board’s May 2012 meeting generally in connection with planned changes to the investment strategies of certain Funds. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the Agreement Evaluation Information and other information received from RIMCo in support of its recommendations at the Agreement Evaluation Meeting, the Board concluded that the fees paid to the Money Managers of each Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Fund would be in the best interests of the Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

Russell U.S. Large Cap Equity Fund and Russell U.S. Mid Cap Equity Fund

With respect to each of the Russell U.S. Large Cap Equity Fund and the Russell U.S. Mid Cap Equity Fund (the “New Funds”), the Board of Trustees, including all of the Independent Trustees, considered and approved the implementation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager (the “portfolio management contracts”) at a meeting held in person on December 6, 2011 (the “New Fund Agreement Evaluation Meeting”). In preparation for the reviews, the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) and each Money Manager to the Funds and proposed to be provided to the New Funds; and (2) information prepared by RIMCo, not an independent source, comparing the proposed fees and expenses of each of the New Funds with other peer funds not managed by RIMCo, believed by RIMCo to be generally comparable in investment objectives to the New Funds. In the case of each New Fund, its other peer funds are collectively hereinafter referred to as the New Fund’s “Russell Peer Funds.” The foregoing information is collectively called the “New Fund Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the other Funds in the same complex with respect to services provided by RIMCo and RIMCo’s affiliates, and advice previously received from counsel regarding the Trustees’ responsibilities in considering the agreements.

Based upon the New Fund Agreement Evaluation Information, including presentations by RIMCo at the New Fund Agreement Evaluation Meeting, the Trustees considered, with respect to each New Fund, various specific factors in evaluating approval of the RIMCo Agreement, including the following:

1.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund by RIMCo;

2.	The advisory fee paid by the Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3.	Other fees and benefits expected to be received by RIMCo or its affiliates from the Fund;

Basis for Approval of Investment Advisory Contracts	479

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

4.	Expenses expected to be incurred by the Fund; and

5.	Profits that RIMCo expects to derive from its operations with respect to the Funds.

On the basis of the New Fund Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, the Board, in respect of each New Fund, found, after giving effect to any applicable waivers and/or reimbursements (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services expected to be provided to the New Fund; (2) the relative expense ratio of the New Fund was comparable to those of its Russell Peer Funds; (3) other benefits and fees expected to be received by RIMCo or its affiliates from the New Fund were not excessive; and (4) RIMCo’s profitability with respect to the New Fund was not excessive in light of the expected nature, scope and overall quality of the investment management and other services to be provided by RIMCo.

After considering the foregoing and other relevant factors, the Board concluded that approval of the RIMCo Agreement on its current terms and conditions would be in the best interests of each New Fund and voted to approve the RIMCo Agreement.

At the New Fund Agreement Evaluation Meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager: RIMCo’s assessment of the investment capabilities, philosophy and approach of the Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the New Funds’ underwriter; and RIMCo’s recommendation with respect to the Money Manager’s fee rate. The Board also received reports regarding each Money Manager’s compliance program and assurance from the New Funds’ Chief Compliance Officer that its compliance program would meet applicable legal and regulatory requirements. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the Advisory Fee to be paid by each New Fund and the fact that each Money Manager’s fee will be paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the New Fund Agreement Evaluation Information, the Board concluded that the fees proposed to be paid to the Money Managers of each New Fund are reasonable in light of the expected quality of the investment advisory services to be provided and that approval of the portfolio management contract with each Money Manager of each New Fund would be in the best interests of the New Fund and its shareholders.

480	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Russell Funds

Shareholder Requests for Additional Information — April 30, 2012 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at www.russell.com; (iii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2011 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at www.russell.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectuses and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Some Financial Intermediaries may offer electronic delivery of the Funds’ prospectuses and annual and semi-annual reports. Please contact your Financial Intermediary for further details.

Shareholder Requests for Additional Information	481

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers — April 30, 2012 (Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 38 funds, and Russell Investment Funds (“RIF”), which has 10 funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for the interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies. Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies and has been determined by the Board to be an “audit committee financial expert,” as explained below, and, subsequently, has served as a board member of other investment companies; and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES
# Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010 Trustee since 2010	Appointed until successor is duly elected and qualified Until successor is chosen and qualified by Trustees

•President and CEO RIC and RIF

•Chairman of the Board, President and CEO, Russell Financial Services, Inc.

•Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”)

•Chairman of the Board and President, Russell Insurance Agency, Inc. (“RIA”) (insurance agency)

•May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

•2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/Washington Mutual, Inc. (investment company)

•1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services (investment company)

				48	None

482	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued — April 30, 2012 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES (continued)
## Daniel P. Connealy, Born June 6, 1946 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2003	Appointed until successor is duly elected and qualified	•June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (investment company) •Chairman of the Audit Committee, RIC and RIF from 2005 to 2011	48	None

#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.
##	Mr. Connealy is an officer of a broker-dealer that distributes shares of the Funds and is therefore an Interested Trustee.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thaddas L. Alston, Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2006 Chairman of the Investment Committee since 2010	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	•Senior Vice President, Larco Investments, Ltd. (real estate firm)	48	None

Kristianne Blake, Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	•Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) •Trustee and Chairman of the Operations Committee, Principal Investor Funds and Principal Variable Contracts Funds (investment company) •Regent, University of Washington •President, Kristianne Gates Blake, P.S. (accounting services)	48	Director, Avista Corp (electric utilities); Trustee, Principal Investor Funds (investment company); Trustee, Principal Variable Contracts Funds (investment company)

Jonathan Fine, Born July 8, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2004	Appointed until successor is duly elected and qualified	•President and Chief Executive Officer, United Way of King County, WA (charitable organization)	48	None

Disclosure of Information about Fund Trustees and Officers	483

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued — April 30, 2012 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES (continued)
Raymond P. Tennison, Jr., Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	•Vice Chairman of the Board, Simpson Investment Company (paper and forest products) •Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	48	None

Jack R. Thompson, Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2005 Chairman of the Audit Committee, RIC and RIF since 2012	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	•September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds (investment company) •September 2007 to September 2010, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	48	Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company) Director, Sparx Asia Funds until 2009 (investment company)

Julie W. Weston, Born October 2, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2002	Appointed until successor is duly elected and qualified	•Retired •Chairperson of the Investment Committee until December 2009	48	None

*	Each Trustee is subject to mandatory retirement at age 72.

484	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued — April 30, 2012 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEE EMERITUS
* George F. Russell, Jr., Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	•Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)) and RIMCo •Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) •Chairman, Sunshine Management Services, LLC (investment adviser)	48	None

** Paul E. Anderson, Born October 15, 1931 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee Emeritus since 2007	Five year term	•President, Anderson Management Group LLC (private investments consulting) •February 2002 to June 2005, Lead Trustee, RIC and RIF •Trustee of RIC and RIF until 2006 •Chairman of the Nominating and Governance Committee 2006	48	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.
**	Effective December 31, 2011, Mr. Anderson’s term as Trustee Emeritus expired.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers, Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees	•Chief Compliance Officer, RIC •Chief Compliance Officer, RIF •2005-2011 Chief Compliance Officer, RIMCo •Chief Compliance Officer, RFSC •Chief Compliance Officer, Russell Exchange Traded Funds Trust

Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010	Until successor is chosen and qualified by Trustees

•President and CEO, RIC and RIF

•Chairman of the Board, Co-President and CEO, Russell Financial Services, Inc.

•Chairman of the Board, President and CEO, RFSC

•Director, RIMCo

•Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

•2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

•1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services

Disclosure of Information about Fund Trustees and Officers	485

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued — April 30, 2012 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)
Mark E. Swanson, Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees

•Treasurer, Chief Accounting Officer and CFO, RIC and RIF

•Treasurer, Chief Accounting Officer and CFO, Russell Exchange Traded Funds Trust

•Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc.

•Treasurer and Principal Accounting Officer, SSgA Funds

Peter Gunning, Born February 22, 1967 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2008	Until removed by Trustees	•Chief Investment Officer, RIC and RIF •Director, FRC •Chairman of the Board, President and CEO, RIMCo •1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Mary Beth Rhoden, Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees

•1999 to 2010 Assistant Secretary, RIC and RIF

•Associate General Counsel, FRC

•Secretary, RIMCo, RFSC and Russell Financial Services, Inc.

•Secretary and Chief Legal Officer, RIC and RIF

•Secretary and Chief Legal Officer, Russell Exchange Traded Funds Trust

486	Disclosure of Information about Fund Trustees and Officers

Russell Funds

Russell Investment Company

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

Interested Trustee

Sandra Cavanaugh

Daniel P. Connealy

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

Officers

Sandra Cavanaugh, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Peter Gunning, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Mary Beth Rhoden, Secretary

Adviser

Russell Investment Management Company

1301 Second Avenue

Seattle, WA 98101

Administrator and Transfer and Dividend

Disbursing Agent

Russell Fund Services Company

1301 Second Avenue

Seattle, WA 98101

Custodian

State Street Bank and Trust Company

1200 Crown Colony Drive

Crown Colony Office Park

Quincy, MA 02169

Office of Shareholder Inquiries

1301 Second Avenue

Seattle, WA 98101

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Financial Services, Inc.

1301 Second Avenue

Seattle, WA 98101

Money Managers as of April 30, 2012

Russell U.S. Core Equity Fund

BlackRock Capital Management, Inc., Wilmington, DE

Columbus Circle Investors, Stamford, CT

Institutional Capital LLC, Chicago, IL

Lazard Asset Management LLC, New York, NY

Schneider Capital Management Corporation, Wayne, PA

Snow Capital Management L.P., Sewickley, PA

Suffolk Capital Management LLC, New York,

Sustainable Growth Advisers, LP, Stamford, CT

Russell U.S. Quantitative Equity Fund

Aronson+Johnson+Ortiz, LP, Philadelphia, PA

INTECH Investment Management LLC, West Palm Beach, FL

Jacobs Levy Equity Management Inc, Florham Park, NJ

Numeric Investors LLC, Boston, MA

PanAgora Asset Management Inc, Boston, MA

Russell U.S. Growth

Columbus Circle Investors, Stamford, CT

Cornerstone Capital Management, Inc., Edina, MN

Suffolk Capital Management LLC, New York, NY

Sustainable Growth Advisers, LP, Stamford, CT

Russell U.S. Value

DePrince, Race & Zollo, Inc., Winter Park, FL

Numeric Investors LLC, Boston, MA

Snow Capital Management, L.P., Sewickley, PA

Systematic Financial Management LP, Teaneck, NJ

Russell U.S. Large Cap Equity Fund

Ceredex Value Advisors LLC, Orlando, FL

Columbus Circle Investors, Stamford, CT

Institutional Capital LLC, Chicago, IL

Jacobs Levy Equity Management Inc, Florham Park, NJ

Sustainable Growth Advisers, LP, Stamford, CT

Russell U.S. Mid Cap Equity Fund

Arbor Capital Management, LLC, Minneapolis, MN

Ceredex Value Advisors LLC, Orlando, FL

Jacobs Levy Equity Management Inc, Florham Park, NJ

Russell U.S. Small Cap Equity Fund

Chartwell Investment Partners, Berwyn, PA

ClariVest Asset Management LLC, San Diego, CA

DePrince, Race & Zollo, Inc., Winter Park, FL

EAM Investors, LLC, Cardiff by the Sea, CA

Falcon Point Capital, LLC, San Francisco, CA

Huber Capital Management LLC, Los Angeles, CA

Jacobs Levy Equity Management Inc, Florham Park, NJ

Next Century Growth Investors LLC, Minneapolis, MN

PENN Capital Management Company, Inc., Philadelphia, PA

Ranger Investment Management, L.P., Dallas, TX

Signia Capital Management, LLC, Spokane, WA

Manager, Money Managers and Service Providers	487

Russell Funds

Russell Investment Company

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

Russell International Developed Markets Fund

AQR Capital Management, LLC, Greenwich, CT

Axiom International Investors LLC, Greenwich, CT

del Rey Global Investors, LLC, Los Angeles, CA

Driehaus Capital Management LLC, Chicago, IL

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors Inc., Boston, MA

Mondrian Investment Partners Limited, London, United Kingdom

Pzena Investment Management LLC, New York, NY

William Blair & Company L.L.C., Chicago, IL

Russell Global Equity Fund

GLG Inc., New York, NY

Harris Associates LP, Chicago, IL

MFS Institutional Advisors Inc., Boston, MA

Sanders Capital, LLC, New York, NY

Tradewinds Global Investors, LLC, Los Angeles, CA

T. Rowe Price Associates, Inc., Baltimore, MD

Russell Emerging Markets Fund

AllianceBernstein L.P., New York, NY

Arrowstreet Capital, Limited Partnership, Boston, MA

Delaware Management Company, a Series of Delaware Management Business Trust, Philadelphia, PA

Genesis Asset Managers, LLP, Guernsey, Channel Islands

Harding Loevner LP, Bridgewater, NJ

UBS Global Asset Management (Americas) Inc., Chicago, IL

Victoria 1522 Investments, LP, San Francisco, CA

Russell Tax-Managed U.S. Large Cap Fund

Armstrong Shaw Associates Inc., New Canaan, CT

J.P. Morgan Investment Management Inc., New York, NY

NWQ Investment Management Company, LLC, Los Angeles, CA

Sands Capital Management, LLC, Arlington, VA

Sustainable Growth Advisers, LP, Stamford CT

Russell Tax-Managed U.S. Mid & Small Cap Fund

Chartwell Investment Partners, Berwyn, PA

Netols Asset Management Inc., Mequon, WI

Parametric Portfolio Associates LLC, Seattle, WA

Summit Creek Advisors, LLC, Minneapolis, MN

Turner Investment Partners, Inc., Berwyn, PA

Russell Global Opportunistic Credit Fund

DDJ Capital Management LLC, Waltham, MA

Oaktree Capital Management, L.P., Los Angeles, CA

Stone Harbor Investment Partners LP, New York, NY

Russell Strategic Bond Fund

Brookfield Investment Management Inc., New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

Logan Circle Partners, L.P., Philadelphia, PA

Metropolitan West Asset Management LLC, Los Angeles, CA

Pacific Investment Management Company LLC, Newport Beach, CA

Russell Investment Grade Bond Fund

Logan Circle Partners, L.P., Philadelphia, PA

Metropolitan West Asset Management, LLC, Los Angeles, CA

Neuberger Berman Fixed Income LLC, Chicago, IL

Pacific Investment Management Company LLC, Newport Beach, CA

Russell Short Duration Bond Fund

Logan Circle Partners, L.P., Philadelphia, PA

Pacific Investment Management Company LLC, Newport Beach, CA

Russell Tax Exempt Bond Fund

Delaware Management Company, a Series of Delaware

Management Business Trust, Philadelphia, PA

Standish Mellon Asset Management Company LLC, Boston, MA

Russell Commodity Strategies Fund

Credit Suisse Asset Management, LLC, New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

Jefferies Asset Management, LLC, Stamford, CT

Russell Global Infrastructure Fund

Cohen & Steers Capital Management, Inc., New York, NY

Macquarie Capital Investment Management LLC, New York, NY

Nuveen Asset Management, LLC, Chicago, IL

Russell Global Real Estate Securities Fund

AEW Capital Management LP, Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division, Dallas, TX

Russell Money Market Fund

Russell Investment Management Company, Seattle, WA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

488	Manager, Money Managers and Service Providers

Russell Investment Company	1301 Second Avenue	800-787-7354
	Seattle, Washington 98101	Fax: 206-505-3495
www.russell.com

36-08-226